PIMCO Funds
Prospectus
July 31, 2019 (as supplemented April 29, 2020)
Asset Allocation Funds
	Inst	I-2	I-3	Admin	A	C	R
PIMCO All Asset Fund	PAAIX	PALPX	PAANX	PAALX	PASAX	PASCX	PATRX
PIMCO All Asset All Authority Fund	PAUIX	PAUPX	PAUNX	—	PAUAX	PAUCX	—
PIMCO Global Core Asset Allocation Fund	PGAIX	PGAPX	—	—	PGMAX	PGMCX	—
PIMCO Multi-Strategy Alternative Fund	PXAIX	PXAPX	—	—	PXAAX	—	—

As with other mutual funds, neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

PIMCO All Asset Fund

Investment Objective

The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 47 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Management Fees	0.225%	0.325%	0.425%	0.225%	0.425%	0.425%	0.425%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%	0.50%
Acquired Fund Fees and Expenses(1)	1.02%	1.02%	1.02%	1.02%	1.02%	1.02%	1.02%
Total Annual Fund Operating Expenses(2)	1.245%	1.345%	1.445%	1.495%	1.695%	2.445%	1.945%
Fee Waiver and/or Expense Reimbursement(3)(4)	(0.13%)	(0.13%)	(0.18%)	(0.13%)	(0.13%)	(0.13%)	(0.13%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.115%	1.215%	1.265%	1.365%	1.565%	2.315%	1.815%

1 Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.25%. Interest expense can result from certain transactions within the Underlying PIMCO Funds and is separate from the management fees paid to PIMCO. Excluding interest expense of the Underlying PIMCO Funds, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.865%, 0.965%, 1.015%, 1.115%, 1.315%, 2.065% and 1.565% for Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares, respectively.

2 Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets Excluding Waivers of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets Excluding Waivers reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3 PIMCO has contractually agreed, through July 31, 2020, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years from the date of waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit that was in place at the time the amount being recouped was originally waived and the current annual expense limit. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses listed in the table above.

4 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$114	$382	$671	$1,494
I-2	$124	$413	$724	$1,607
I-3	$129	$439	$772	$1,714
Administrative Class	$139	$460	$804	$1,774
Class A	$528	$877	$1,249	$2,293
Class C	$335	$750	$1,291	$2,771
Class R	$184	$598	$1,038	$2,259

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$528	$877	$1,249	$2,293
Class C	$235	$750	$1,291	$2,771

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.

PIMCO FUNDS | PROSPECTUS	1

PIMCO All Asset Fund

Principal Investment Strategies

The Fund is a "fund of funds," which is a term used to describe mutual funds that pursue their investment objective by investing in other funds. The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (collectively, "Underlying PIMCO Funds"). As used in the investment objective, "real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure, and "real capital" equals capital less the estimated cost of inflation measured by the change in an official inflation measure. In addition to investing in Underlying PIMCO Funds, at the discretion of Pacific Investment Management Company LLC ("PIMCO") and without shareholder approval, the Fund may invest in additional Underlying PIMCO Funds created in the future.

The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, the Fund's asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes.

Investments in Underlying PIMCO Funds.The Fund may invest in any or all of the Underlying PIMCO Funds, but will not normally invest in every Underlying PIMCO Fund at any particular time. The Fund's investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Fund will not invest in the Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities. The Fund's combined investments in the Equity-Related Underlying PIMCO Funds will not exceed 50% of its total assets. In addition, the Fund's combined investments in Inflation-Related Underlying PIMCO Funds, which seek to gain exposure to an asset class such as U.S. Treasury Inflation-Protected Securities ("TIPS"), commodities, or real estate, normally will not exceed 75% of its total assets.

Asset Allocation Investment Process. The Fund's assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, the Fund's asset allocation sub-adviser considers a broad range of quantitative data and qualitative inputs, both in isolation and to a material degree as inputs into a series of quantitative models that inform the final allocation and trading decisions, which are made by the Fund's portfolio managers. The quantitative data and qualitative inputs considered include (but are not limited to) macroeconomic data relating to U.S. and foreign economies (such as economic growth measures, inflation measures, production and consumption measures, trade figures, fiscal policies and monetary policies) and financial market data relating to U.S. and foreign asset classes (such as yield levels, income growth rates, valuation measures, credit and default risk measures and financial statement data). These data points are primarily used as inputs to a series of quantitative models, which collectively enable the asset allocation sub-adviser to construct multiple optimized model portfolios for consideration in determining the Fund's actual allocation and trading approach. These include models relating to capital markets expectations, macroeconomic regimes, risk regimes, factor analysis of Underlying PIMCO Funds and portfolio construction. Multiple model portfolios are constructed, each optimized to different return and risk parameters, so that the portfolio managers can assess the implications, attributes and tradeoffs of different asset allocation approaches in determining the final allocation and trading decisions, in seeking to achieve the objectives of the Fund.

In addition to these quantitative and model-driven considerations, which comprise a majority of the asset allocation investment process, the portfolio managers also may consider various qualitative inputs in refining their final allocation and trading decisions. These may include qualitative macroeconomic and financial market views held by the asset allocation sub-adviser and PIMCO, as well as subjective assessments of liquidity risk, risk premia attractiveness, expected net flows into the Fund and investor behavioral factors.

The Fund's asset allocation sub-adviser has the flexibility to reallocate the Fund's assets among any or all of the Underlying PIMCO Funds based on the asset allocation sub-adviser's ongoing analyses of the absolute and relative attractiveness of the asset class and other investment exposures represented in each. These include (but are not limited to) exposures relating to U.S. and foreign equity, fixed income, currency and commodity markets, as well as idiosyncratic exposures of specific companies, countries, issuers or risk premia. While these analyses are updated and reviewed frequently, material shifts in asset allocation positioning are typically staged over longer periods of time, which reflects multiple considerations including market momentum, seeking best trading execution and monitoring portfolio turnover.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Principal Risks of the Fund

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines

Fund of Funds Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives

Certain principal risks of investing in the Underlying PIMCO Funds, and consequently the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Certain Principal Risks of Underlying PIMCO Funds

As used in the risk disclosures below, the term "Fund" refers to one or more Underlying PIMCO Funds.

2	PROSPECTUS | PIMCO FUNDS

Prospectus

Market Trading Risk: the risk that an active secondary trading market for shares of a Fund that is an exchange-traded fund does not continue once developed, that such Fund may not continue to meet a listing exchange's trading or listing requirements, or that such Fund's shares trade at prices other than the Fund's net asset value

Municipal Project-Specific Risk: the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Municipal Bond Risk: the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds") to pay interest or repay principal

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Distressed Company Risk: the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Futures Contract Risk: the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract

Model Risk: the risk that the Underlying PIMCO Fund's investment models used in making investment allocation decisions, and the indexation or quantitative methodologies used in constructing an underlying index or model portfolio for an Underlying PIMCO Fund that seeks to track the investment results of such underlying index or model portfolio, may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Underlying PIMCO Fund

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	3

PIMCO All Asset Fund

traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is "qualifying income" under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a "Subsidiary"), the Fund is indirectly exposed to the risks associated with a Subsidiary's investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Exchange-Traded Fund Risk: the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund

4	PROSPECTUS | PIMCO FUNDS

Prospectus

Tracking Error Risk: the risk that the portfolio of a Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Fund's portfolio to reflect changes in the composition of the underlying index. Performance of the Fund and the underlying index may vary due to asset valuation differences and differences between the Fund's portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund's use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index

Indexing Risk: the risk that a Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a primary and a secondary broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by the I-3 shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund measures its performance against a primary benchmark and a secondary benchmark. The Fund's primary benchmark is the Bloomberg Barclays U.S. TIPS 1-10 Year Index.

The Bloomberg Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation Protected securities having a maturity of at least 1 year and less than 10 years. The CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index ("CPI"). The CPI is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Bureau of Labor Statistics. Lipper Alternative Global Macro Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that, by prospectus language, invest around the world using economic theory to justify the decision-making process. The strategy is typically based on forecasts and analysis about interest rate trends, the general flow of funds, political changes, government policies, intergovernmental relations, and other broad systemic factors. These funds generally trade a wide range of markets and geographic regions, employing a broad range of trading ideas and instruments.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 8.21%. For the periods shown in the bar chart, the highest quarterly return was 12.61% in the Q2 2009, and the lowest quarterly return was -8.57% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-4.98%	2.46%	6.53%
Institutional Class Return After Taxes on Distributions(1)	-7.00%	0.57%	4.30%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-2.93%	1.03%	4.21%
I-2 Return Before Taxes	-5.15%	2.36%	6.42%
I-3 Return Before Taxes	-5.08%	2.32%	6.37%
Administrative Class Return Before Taxes	-5.29%	2.21%	6.26%
Class A Return Before Taxes	-9.02%	1.20%	5.57%
Class C Return Before Taxes	-7.11%	1.20%	5.19%
Class R Return Before Taxes	-5.66%	1.72%	5.70%
Bloomberg Barclays U.S. TIPS: 1-10 Year Index (reflects no deductions for fees, expenses or taxes)	-0.25%	1.20%	3.06%
Consumer Price Index + 500 Basis Points (reflects no deductions for fees, expenses or taxes)	6.95%	6.49%	6.80%
Lipper Alternative Global Macro Funds Average (reflects no deductions for taxes)	-5.75%	1.06%	5.29%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	5

PIMCO All Asset Fund

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Research Affiliates serves as the asset allocation sub-adviser to the Fund. The Fund's portfolio is jointly and primarily managed by Rob Arnott and Chris Brightman. Mr. Arnott is the Chairman and Founder of Research Affiliates and he has managed the Fund since its inception in July 2002. Mr. Brightman is Chief Investment Officer of Research Affiliates and he has managed the Fund since November 2016.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 23 of this prospectus.

6	PROSPECTUS | PIMCO FUNDS

PIMCO All Asset All Authority Fund

Investment Objective

The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 47 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Management Fees	0.25%	0.35%	0.45%	0.25%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%
Other Expenses(1)	1.37%	1.37%	1.37%	1.37%	1.37%	1.37%
Acquired Fund Fees and Expenses	1.39%	1.39%	1.39%	1.39%	1.39%	1.39%
Total Annual Fund Operating Expenses(2)	3.01%	3.11%	3.21%	3.26%	3.46%	4.21%
Fee Waiver and/or Expense Reimbursement(3)(4)	(0.07%)	(0.07%)	(0.12%)	(0.07%)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	2.94%	3.04%	3.09%	3.19%	3.39%	4.14%

1 Interest expense of 1.37% results from the Fund's ability to borrow money for investment purposes from a committed line of credit. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of such line of credit in seeking to achieve the objective of the Fund.

2 Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets Excluding Waivers of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets Excluding Waivers reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3 PIMCO has contractually agreed, through July 31, 2020, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years from the date of waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit that was in place at the time the amount being recouped was originally waived and the current annual expense limit. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses listed in the table above.

4 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

5 "Other Expenses" and Acquired Fund Fees and Expenses include interest expense of the Fund and of the Underlying PIMCO Funds of 1.37% and 0.33%, respectively. Interest expense is borne by the Fund and the Underlying PIMCO Funds separately from the management fees paid to PIMCO. Excluding interest expense of the Fund and of the Underlying PIMCO Funds, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 1.24%, 1.34%, 1.39%, 1.49%, 1.69% and 2.44% for Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$297	$924	$1,577	$3,324
I-2	$307	$954	$1,625	$3,418
I-3	$312	$989	$1,669	$3,506
Administrative Class	$322	$979	$1,698	$3,556
Class A	$873	$1,548	$2,244	$4,081
Class C	$516	$1,272	$2,142	$4,378

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$873	$1,548	$2,244	$4,081
Class C	$416	$1,272	$2,142	$4,378

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.

PIMCO FUNDS | PROSPECTUS	7

PIMCO All Asset All Authority Fund

Principal Investment Strategies

The Fund is a "fund of funds," which is a term used to describe mutual funds that pursue their investment objective by investing in other funds. The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (collectively, "Underlying PIMCO Funds"). As used in the investment objective, "real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure, and "real capital" equals capital less the estimated cost of inflation measured by the change in an official inflation measure. In addition to investing in Underlying PIMCO Funds, at the discretion of Pacific Investment Management Company LLC ("PIMCO") and without shareholder approval, the Fund may invest in additional Underlying PIMCO Funds created in the future.

The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, the Fund's asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes.

Investments in Underlying PIMCO Funds. The Fund may invest in any or all of the Underlying PIMCO Funds, but will not normally invest in every Underlying PIMCO Fund at any particular time. The Fund's investment in any particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Fund's investments in the Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities, normally will not exceed 20% of its total assets. The Fund's combined investments in the Domestic Equity-Related Underlying PIMCO Funds normally will not exceed 50% of its total assets. The Fund's combined investments in the International Equity-Related Underlying PIMCO Funds normally will not exceed 50% of its total assets. The Fund's combined investments in the Equity-Related Underlying PIMCO Funds (less any investment in the PIMCO StocksPLUS® Short Fund) normally will not exceed 66⅔% of its total assets. In addition, the Fund's combined investments in Inflation-Related Underlying PIMCO Funds, which seek to gain exposure to an asset class such as U.S. Treasury Inflation-Protected Securities ("TIPS"), commodities, or real estate, normally will not exceed 75% of its total assets.

Asset Allocation Investment Process. The Fund's assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, the Fund's asset allocation sub-adviser considers a broad range of quantitative data and qualitative inputs, both in isolation and to a material degree as inputs into a series of quantitative models that inform the final allocation and trading decisions, which are made by the Fund's portfolio managers. The quantitative data and qualitative inputs considered include (but are not limited to) macroeconomic data relating to U.S. and foreign economies (such as economic growth measures, inflation measures, production and consumption measures, trade figures, fiscal policies and monetary policies) and financial market data relating to U.S. and foreign asset classes (such as yield levels, income growth rates, valuation measures, credit and default risk measures and financial statement data). These data points are primarily used as inputs to a series of quantitative models, which collectively enable the asset allocation sub-adviser to construct multiple optimized model portfolios for consideration in determining the Fund's actual allocation and trading approach. These include models relating to capital markets expectations, macroeconomic regimes, risk regimes, factor analysis of Underlying PIMCO Funds and portfolio construction. Multiple model portfolios are constructed, each optimized to different return and risk parameters, so that the portfolio managers can assess the implications, attributes and tradeoffs of different asset allocation approaches in determining the final allocation and trading decisions, in seeking to achieve the objectives of the Fund.

In addition to these quantitative and model-driven considerations, which comprise a majority of the asset allocation investment process, the portfolio managers also may consider various qualitative inputs in refining their final allocation and trading decisions. These may include qualitative macroeconomic and financial market views held by the asset allocation sub-adviser and PIMCO, as well as subjective assessments of liquidity risk, risk premia attractiveness, expected net flows into the Fund and investor behavioral factors.

The Fund's asset allocation sub-adviser has the flexibility to reallocate the Fund's assets among any or all of the Underlying PIMCO Funds based on the asset allocation sub-adviser's ongoing analyses of the absolute and relative attractiveness of the asset class and other investment exposures represented in each. These include (but are not limited to) exposures relating to U.S. and foreign equity, fixed income, currency and commodity markets, as well as idiosyncratic exposures of specific companies, countries, issuers or risk premia. While these analyses are updated and reviewed frequently, material shifts in asset allocation positioning are typically staged over longer periods of time, which reflects multiple considerations including market momentum, seeking best trading execution and monitoring portfolio turnover.

Borrowing for Investment Purposes. The Fund may use leverage by borrowing for investment purposes to purchase additional shares of Underlying PIMCO Funds. The Fund can borrow from banks up to a maximum of 33⅓% of total assets. If at any time the Fund's borrowings exceed this 33⅓% maximum limitation, the Fund will, within three business days, decrease its borrowings to the extent required. Borrowing requires the payment of interest and other loan costs. To make such payments, the Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. At times when the Fund's borrowings are substantial, the interest expense to the Fund may result in the Fund having little or no investment income. The use of leverage by borrowing creates the potential for greater gains to shareholders of the Fund during favorable market conditions and the risk of magnified losses during adverse market conditions. In addition, the Underlying PIMCO Funds may engage in certain transactions that give rise to a form of leverage.

8	PROSPECTUS | PIMCO FUNDS

Prospectus

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Principal Risks of the Fund

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines

Fund of Funds Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives

Leveraging Risk: the risk that certain transactions of the Fund, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Certain principal risks of investing in the Underlying PIMCO Funds, and consequently the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Certain Principal Risks of Underlying PIMCO Funds

As used in the risk disclosures below, the term "Fund" refers to one or more Underlying PIMCO Funds.

Market Trading Risk: the risk that an active secondary trading market for shares of a Fund that is an exchange-traded fund does not continue once developed, that such Fund may not continue to meet a listing exchange's trading or listing requirements, or that such Fund's shares trade at prices other than the Fund's net asset value

Municipal Project-Specific Risk: the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Municipal Bond Risk: the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds") to pay interest or repay principal

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Distressed Company Risk: the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	9

PIMCO All Asset All Authority Fund

derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Futures Contract Risk: the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract

Model Risk: the risk that the Underlying PIMCO Fund's investment models used in making investment allocation decisions, and the indexation or quantitative methodologies used in constructing an underlying index or model portfolio for an Underlying PIMCO Fund that seeks to track the investment results of such underlying index or model portfolio, may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Underlying PIMCO Fund

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund. Also, to the extent the Fund seeks to gain negative exposure to an asset class such as equities, such exposure

10	PROSPECTUS | PIMCO FUNDS

Prospectus

may create the potential for losses should those asset classes deliver positive returns

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is "qualifying income" under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a "Subsidiary"), the Fund is indirectly exposed to the risks associated with a Subsidiary's investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Exchange-Traded Fund Risk: the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund

Tracking Error Risk: the risk that the portfolio of a Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Fund's portfolio to reflect changes in the composition of the underlying index. Performance of the Fund and the underlying index may vary due to asset valuation differences and differences between the Fund's portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund's use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index

Indexing Risk: the risk that a Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a primary and a secondary broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by I-3 shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund measures its performance against a primary benchmark and a secondary benchmark. Effective October 1, 2019, the Fund's primary benchmark is the Bloomberg Barclays U.S. TIPS Index. The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities ("TIPS") rated investment grade (Baa3 or better) that have at least one year to final maturity and at least $500 million par amount outstanding. The Fund's new broad-based securities market index was selected as its use is more closely aligned with the Fund's principal investment strategies. Prior to October 1, 2019, the Fund's primary benchmark was the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The S&P 500 Index focuses on the large cap segment of the U.S. equities market. The CPI + 650 Basis Points benchmark, the secondary benchmark, is created by adding 6.5% to the annual percentage change in the Consumer Price Index ("CPI"). The CPI is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Bureau of Labor Statistics. Lipper Alternative Global Macro Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that, by prospectus language, invest around the world using economic theory to justify the decision-making process. The strategy is typically based on forecasts and analysis about interest rate trends, the general flow of funds, political changes, government policies, intergovernmental relations, and other broad systemic factors. These funds generally trade a wide range of markets and geographic regions, employing a broad range of trading ideas and instruments.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	11

PIMCO All Asset All Authority Fund

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 5.78%. For the periods shown in the bar chart, the highest quarterly return was 11.93% in the Q2 2009, and the lowest quarterly return was -10.03% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-6.14%	0.61%	4.55%
Institutional Class Return After Taxes on Distributions(1)	-8.22%	-1.53%	2.15%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-3.63%	-0.48%	2.59%
I-2 Return Before Taxes	-6.23%	0.53%	4.45%
I-3 Return Before Taxes	-6.26%	0.43%	4.39%
Class A Return Before Taxes	-11.70%	-0.96%	3.65%
Class C Return Before Taxes	-8.05%	-0.59%	3.28%
Bloomberg Barclays U.S. TIPS Index (reflects no deduction for fees, expenses or taxes)	-1.26%	1.69%	3.64%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	-4.38%	8.49%	13.12%
Consumer Price Index + 650 Basis Points (reflects no deductions for fees, expenses or taxes)	8.45%	7.99%	8.30%
Lipper Alternative Global Macro Funds Average (reflects no deductions for taxes)	-5.75%	1.06%	5.29%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Research Affiliates serves as the asset allocation sub-adviser to the Fund. The Fund's portfolio is jointly and primarily managed by Rob Arnott and Chris Brightman. Mr. Arnott is the Chairman and Founder of Research Affiliates and he has managed the Fund since its inception in October 2003. Mr. Brightman is Chief Investment Officer of Research Affiliates and he has managed the Fund since November 2016.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 23 of this prospectus.

12	PROSPECTUS | PIMCO FUNDS

PIMCO Global Core Asset Allocation Fund

Investment Objective

The Fund seeks total return which exceeds that of a blend of 60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate Index (USD Hedged).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 47 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class A	Class C
Management Fees	0.95%	1.05%	1.15%	1.15%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	1.00%
Other Expenses	0.40%	0.40%	0.40%	0.40%
Acquired Fund Fees and Expenses	0.30%	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses(1)	1.65%	1.75%	2.10%	2.85%
Fee Waiver and/or Expense Reimbursement(2)(3)	(0.17%)	(0.17%)	(0.17%)	(0.17%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	1.48%	1.58%	1.93%	2.68%

1 Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets Excluding Waivers of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets Excluding Waivers reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2 PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund II Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rate of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

3 PIMCO has contractually agreed, through July 31, 2020, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

4 "Other Expenses" and Acquired Fund Fees and Expenses include interest expense of the Fund and of the Underlying PIMCO Funds of 0.40% and 0.12%, respectively. Interest expense is borne by the Fund and the Underlying PIMCO Funds separately from the management fees paid to PIMCO. Excluding interest expense of the Fund and of the Underlying PIMCO Funds, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.96%, 1.06%, 1.41% and 2.16% for Institutional Class, I-2, Class A and Class C shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$151	$504	$881	$1,940
I-2	$161	$535	$933	$2,048
Class A	$735	$1,156	$1,602	$2,835
Class C	$371	$867	$1,489	$3,164

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$735	$1,156	$1,602	$2,835
Class C	$271	$867	$1,489	$3,164

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 551% of the average value of its portfolio.

Principal Investment Strategies

The Fund is intended for investors who prefer to have their asset allocation decisions made by professional investment managers. Pacific Investment Management Company LLC ("PIMCO") uses a three-step approach in seeking to achieve the Fund's investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Fund. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO

PIMCO FUNDS | PROSPECTUS	13

PIMCO Global Core Asset Allocation Fund

Equity Series, an affiliated open-end investment company, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management ("Underlying PIMCO Funds"), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, "Acquired Funds").

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), Fixed Income Instruments, equity securities, forwards and derivatives. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Fund may invest, without limitation, in any of the Underlying PIMCO Funds (except the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®). To the extent the Fund invests in Underlying PIMCO Funds, PIMCO expects to select such Underlying PIMCO Funds without considering or canvassing the universe of available unaffiliated Acquired Funds. The Fund will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

Asset Allocations. The Fund seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Fund will typically invest 20% to 80% of its net assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund and in other equity-related Acquired Funds). For the purposes of the above limitation, equity positions will be calculated on a net basis, meaning if short equity-related positions are held, they will be netted against long positions. With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The Fund may invest up to 25% of its total assets in commodity-related investments (including exposure to commodity-related investments obtained through investment in the PIMCO Cayman Commodity Fund II Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"), and investment in the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of Fixed Income Instruments. As discussed in greater detail elsewhere in this prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest, without limitation, in high yield securities ("junk bonds"). The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

Asset Allocation Investment Process. The Fund's assets are not allocated according to a predetermined blend of shares of the Acquired Funds and/or direct investments in securities, instruments and other investments. Instead, when making allocation decisions among the Acquired Funds, securities, instruments and other investments, PIMCO considers various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends, data relating to trade balances, and labor information. PIMCO uses these factors to help determine the Fund's target asset allocation and to identify potentially attractive relative value and risk hedging strategies. PIMCO has the flexibility to reallocate the Fund's assets among any or all of the investment exposures represented by affiliated or unaffiliated funds, or invest directly in securities, instruments and other investments, based on its ongoing analyses of the global economy and financial markets. While these analyses are performed daily, material shifts in investment exposures typically take place over longer periods of time.

As part of its investment process, PIMCO will seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce the Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns.

Once the target asset allocation, relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and/or the Underlying PIMCO Funds' prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

The following risks are principal risks of investing in the Fund.

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines

14	PROSPECTUS | PIMCO FUNDS

Prospectus

Acquired Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

The following are principal risks of investing in the Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Distressed Company Risk: the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Model Risk: the risk that the Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	15

PIMCO Global Core Asset Allocation Fund

auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is "qualifying income" under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the Subsidiary will be achieved

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Arbitrage Risk: the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Exchange-Traded Fund Risk: the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a primary and a secondary broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's primary broad-based securities market index is the 60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate Index (USD Hedged). The 60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate Index (USD Hedged) is a blended index. The MSCI All Country World Index is a free-float adjusted market capitalization

16	PROSPECTUS | PIMCO FUNDS

Prospectus

weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising developed and emerging market indexes. The Bloomberg Barclays Global Aggregate Index (USD Hedged) provides a broad-based measure of the global investment-grade fixed income markets.

Lipper Alternative Global Macro Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that, by prospectus language, invest around the world using economic theory to justify the decision-making process. The strategy is typically based on forecasts and analysis about interest rate trends, the general flow of funds, political changes, government policies, intergovernmental relations, and other broad systemic factors. These funds generally trade a wide range of markets and geographic regions, employing a broad range of trading ideas and instruments.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 9.74%. For the periods shown in the bar chart, the highest quarterly return was 11.48% in the Q3 2009, and the lowest quarterly return was -8.30% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-5.15%	4.10%	5.04%
Institutional Class Return After Taxes on Distributions(1)	-6.29%	3.51%	3.95%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-3.02%	2.93%	3.58%
I-2 Return Before Taxes	-5.25%	3.99%	4.94%
Class A Return Before Taxes	-10.76%	2.39%	4.05%
Class C Return Before Taxes	-7.23%	2.75%	3.67%
60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate Index (USD Hedged) (reflects no deductions for fees, expenses or taxes)	-4.86%	4.09%	7.44%
MSCI All Country World Index (reflects no deductions for fees, expenses or taxes)	-9.42%	4.26%	9.46%
Lipper Alternative Global Macro Funds Average (reflects no deductions for taxes)	-5.75%	1.06%	5.29	%(2)

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

2 The Lipper Average's since inception return is determined from the nearest month-end following the Fund's inception date and not from the actual inception date of the Fund.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Erin Browne, Geraldine Sundstrom and Emmanuel Sharef. Ms. Browne is a Managing Director of PIMCO and a senior portfolio manager in the Asset Allocation team and has managed the Fund since January 2019. Ms. Sundstrom is a Managing Director of PIMCO and a senior portfolio manager in the Asset Allocation team and has managed the Fund since July 2015. Dr. Sharef is an Executive Vice President of PIMCO and has managed the Fund since December 2019.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 23 of this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	17

PIMCO Multi-Strategy Alternative Fund

Investment Objective

The Fund seeks maximum total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 47 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class A
Management Fees	1.15%	1.25%	1.30%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Other Expenses	0.03%	0.03%	0.03%
Acquired Fund Fees and Expenses	1.10%	1.10%	1.10%
Total Annual Fund Operating Expenses(1)	2.28%	2.38%	2.68%
Fee Waiver and/or Expense Reimbursement(2)	(0.83%)	(0.83%)	(0.83%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.45%	1.55%	1.85%

1 Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets Excluding Waivers of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets Excluding Waivers reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2 PIMCO has contractually agreed, through July 31, 2020, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

3 "Other Expenses" and Acquired Fund Fees and Expenses include interest expense of the Fund and of the Underlying PIMCO Funds of 0.03% and 0.27%, respectively. Interest expense is borne by the Fund and the Underlying PIMCO Funds separately from the management fees paid to PIMCO. Excluding interest expense of the Fund and of the Underlying PIMCO Funds, Total Annual Fund Operating Expenses After Fee Waiver and/ or Expense Reimbursement are 1.15%, 1.25% and 1.55% for Institutional Class, I-2 and Class A shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2 or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$148	$633	$1,145	$2,551
I-2	$158	$663	$1,195	$2,653
Class A	$556	$1,100	$1,671	$3,216

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$556	$1,100	$1,671	$3,216

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 148% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in multiple alternative strategies, which may be represented by a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), Fixed Income Instruments, equity securities, forwards or derivatives, such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

The Fund will invest at least 75% of its net assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management, or shares of any funds of the PIMCO ETF Trust, an affiliated investment company (collectively, "Underlying PIMCO Funds"), and may also invest in other affiliated and unaffiliated funds (collectively, "Acquired Funds"). Alternative

PIMCO FUNDS | PROSPECTUS	18

Prospectus

strategies may be represented by, but not limited to, the following Underlying PIMCO Funds: PIMCO Dynamic Bond Fund, PIMCO Credit Opportunities Bond Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO EqS® Long/Short Fund, PIMCO RAE Worldwide Long/Short PLUS Fund, and PIMCO TRENDS Managed Futures Strategy Fund. The Fund may invest in any or all of the Underlying PIMCO Funds, but will not normally invest in every Underlying PIMCO Fund at any particular time. The Fund's investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its net assets. Allocation of the Fund's assets among Acquired Funds, securities, instruments and other investments is determined, in part, on the basis of quantitative methods. The allocations indicated by such quantitative methods remain subject to portfolio manager discretion. To the extent the Fund invests in Underlying PIMCO Funds, PIMCO expects to select such Underlying PIMCO Funds without considering or canvassing the universe of available unaffiliated Acquired Funds.

The Fund may obtain exposure to four separate stock portfolios: RAE US Large Model Portfolio, RAE Low Volatility US Model Portfolio, RAE Low Volatility Emerging Markets Model Portfolio and RAE Low Volatility International Model Portfolio (each, a "RAE Model Portfolio," and collectively, the "RAE Model Portfolios"). The stocks are selected by the Fund's sub-adviser, Research Affiliates ("Sub-Adviser"), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Model Portfolios.

The Sub-Adviser uses the RAE® ("RAE") methodology for portfolio construction. The RAE® methodology is a rules-based model that applies a non-capitalization method of creating and weighting a model portfolio of equity securities, within a defined market, and seeks to eliminate the potential overweighting of overpriced equity securities and underweighting of underpriced equity securities associated with market-capitalization equity indexes. Selections are further refined through the use of additional analytic measures and processes designed to achieve enhanced risk-adjusted returns including measures of financial health and adjustments that take momentum into account, among other factors. Actual stock positions in the RAE Model Portfolios, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The RAE® methodology's systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule.

The Sub-Adviser provides investment advisory services in connection with the Fund's swap-based exposure to the RAE Model Portfolios by, among other things, providing Pacific Investment Management Company LLC ("PIMCO"), or counterparties designated by PIMCO, with the relevant RAE Model Portfolio for purposes of developing equity total return swaps based on that RAE Model Portfolio. In a typical swap agreement, the Fund will receive the total return of the relevant RAE Model Portfolio from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon short-term interest rate.

Because the RAE Model Portfolios are proprietary portfolios, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or if swap pricing is unattractive or for other reasons, the Fund may invest in other instruments, "baskets" of stocks, or individual securities to replicate the performance of the relevant RAE Model Portfolio.

The Fund may invest up to 25% of its total assets in commodity-related investments (including Underlying PIMCO Funds such as the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®). The Fund may invest in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest in high yield securities ("junk bonds"). The Fund may invest in securities and instruments that are economically tied to emerging market countries. The Fund may invest in derivative instruments, such as options, futures contracts, options on futures and fixed income swap agreements, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

Additional information for the Underlying PIMCO Funds can be found in the Statement of Additional Information and/or the Underlying PIMCO Funds' prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

The following risks are principal risks of investing in the Fund.

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines

Acquired Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

The following risks are principal risks of investing in the Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	19

PIMCO Multi-Strategy Alternative Fund

portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Distressed Company Risk: the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Futures Contract Risk: the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract

Volatility Risk: volatility measures the variability in the price of an investment over time. A higher volatility level signifies an investment's value may fluctuate over a larger range within a short period of time, either up or down. Higher volatility levels may indicate heightened risk of losses. Volatility risk is heightened to the extent the Fund invests in volatility-related instruments, such as futures on volatility-related indices

Model Risk: the risk that the Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Privately Issued Mortgage-Related Securities Risk: the risk of non-payment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers

20	PROSPECTUS | PIMCO FUNDS

Prospectus

Extension Risk: the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of the Fund's investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested

Prepayment Risk: the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in the Fund foregoing future interest income on the portion of the principal repaid early and may result in the Fund being forced to reinvest investment proceeds at lower interest rates

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Senior Loan Risk: the risk that investing in senior loans, including bank loans, exposes the Fund to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the Fund will have to reinvest the proceeds in other senior loans or instruments that may pay lower interest rates

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Small-Cap and Mid-Cap Company Risk: the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies.  A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio managers in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is "qualifying income" under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a "Subsidiary"), the Fund is indirectly exposed to the risks associated with a Subsidiary's investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Cash Holdings Risk: the risk of holding large cash positions, including lower returns and potential lost opportunities to participate in market appreciation

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Exchange-Traded Fund Risk: the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	21

PIMCO Multi-Strategy Alternative Fund

traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. The Lipper Alternative Multi-Strategy Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that seek total returns through the management of several different hedge-like strategies.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 3.64%. For the periods shown in the bar chart, the highest quarterly return was 2.60% in the Q4 2017, and the lowest quarterly return was -2.30% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	Since Inception (12/30/2014)
Institutional Class Return Before Taxes	-0.53%	1.82%
Institutional Class Return After Taxes on Distributions(1)	-1.34%	0.73%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-0.31%	0.91%
I-2 Return Before Taxes	-0.47%	1.76%
Class A Return Before Taxes	-4.62%	0.49%
3 Month USD LIBOR Index (reflects no deductions for fees, expenses or taxes)	2.20%	1.09%
Lipper Alternative Multi-Strategy Funds Average (reflects no deductions for taxes)	-5.42%	0.14	%(2)

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

2 The Lipper Average's since inception return is determined from the nearest month-end following the Fund's inception date and not from the actual inception date of the Fund.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Research Affiliates serves as the Fund's sub-adviser with respect to the Fund's use of the RAE Model Portfolios. The Fund's portfolio is jointly and primarily managed by Mohsen Fahmi and Emmanual Sharef. Mr. Fahmi is a Managing Director of PIMCO and Dr. Sharef is an Executive Vice President of PIMCO. Mr. Fahmi has jointly and primarily managed the Fund since its inception in December 2014, and Dr. Sharef has jointly and primarily managed the Fund since December 2018.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 23 of this prospectus.

22	PROSPECTUS | PIMCO FUNDS

Summary of Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange ("NYSE") is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

Institutional Class, I-2, I-3 and Administrative Class

The minimum initial investment for Institutional Class, I-2, I-3 and Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.

You may sell (redeem) all or part of your Institutional Class, I-2, I-3 and Administrative Class shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:

■

Sending a written request by regular mail to:
PIMCO Funds
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Funds c/o DST Asset Manager Solutions, Inc.
430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407

■

Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you

■

Sending a fax to our Shareholder Services department at 816.421.2861

■

Sending an e-mail to piprocess@dstsystems.com

Class A, Class C and Class R

The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.

There is no minimum initial or minimum subsequent investment in Class R shares because Class R shares may only be purchased through omnibus accounts for specified benefit plans. Specified benefit plans that wish to invest directly by mail should send a check payable to the PIMCO Family of Funds, along with a completed Account Application, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal. Distributions paid by the Fund that are properly designated as "exempt interest dividends" normally will be exempt from federal income taxes, but may not be exempt from the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Firms

If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm's Web site for more information.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	23

PIMCO Funds

Description of Principal Risks

The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries. The principal risks are described in this section. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information (the "SAI") also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Principal Risk	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund	PIMCO Global Core Asset Allocation Fund	PIMCO Multi-Strategy Alternative Fund
New/Small Fund	–	–	x	x
Allocation	x	x	x	x
Fund of Funds	x	x	–	–
Market Trading	x	x	–	–
Municipal Project-Specific	x	x	–	–
Municipal Bond	x	x	–	–
Acquired Fund	–	–	x	x
Interest Rate	x	x	x	x
Call	x	x	x	x
Credit	x	x	x	x
High Yield	x	x	x	x
Distressed Company	x	x	x	x
Market	x	x	x	x
Issuer	x	x	x	x
Liquidity	x	x	x	x
Derivatives	x	x	x	x
Futures Contract	x	x	–	x
Volatility	–	–	–	x
Model	x	x	x	x
Commodity	x	x	x	x
Equity	x	x	x	x
Mortgage-Related and Other Asset-Backed Securities	x	x	x	x
Privately Issued Mortgage-Related Securities	–	–	–	x
Extension	–	–	–	x
Prepayment	–	–	–	x
Foreign (Non-U.S.) Investment	x	x	x	x
Real Estate	x	x	x	x
Senior Loan	–	–	–	x
Emerging Markets	x	x	x	x
Sovereign Debt	x	x	x	x
Currency	x	x	x	x
Leveraging	x	x	x	x
Small-Cap and Mid-Cap Company	–	–	–	x
Smaller Company	x	x	x	–
Issuer Non-Diversification	x	x	–	–
Management	x	x	x	x
Short Exposure	x	x	x	x
Tax	x	x	x	x
Subsidiary	x	x	x	x

24	PROSPECTUS | PIMCO FUNDS

Prospectus

Principal Risk	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund	PIMCO Global Core Asset Allocation Fund	PIMCO Multi-Strategy Alternative Fund
Value Investing	x	x	x	x
Cash Holdings	–	–	–	x
Arbitrage	–	–	x	–
Convertible Securities	x	x	x	x
Exchange-Traded Fund	x	x	x	x
Tracking Error	x	x	–	–
Indexing	x	x	–	–

As the PIMCO Global Core Asset Allocation Fund and PIMCO Multi-Strategy Alternative Fund may invest in shares of Acquired Funds, including the Underlying PIMCO Funds, the risks of investing in the PIMCO Global Core Asset Allocation Fund and PIMCO Multi-Strategy Alternative Fund may be closely related to the risks associated with the Acquired Funds, including Underlying PIMCO Funds, and their investments. However, as the PIMCO Global Core Asset Allocation Fund and PIMCO Multi-Strategy Alternative Fund may also invest their assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Funds may be directly exposed to certain risks described below. As such, unless stated otherwise, any reference in this section only to the "Funds" includes the PIMCO Global Core Asset Allocation Fund, the PIMCO Multi-Strategy Alternative Fund, Acquired Funds and the Underlying PIMCO Funds.

New/Small Fund Risk

A new or smaller Fund's performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller Funds. New and smaller Funds may also require a period of time before they are fully invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this "ramp-up" period, and may also be more volatile, than would be the case after the Fund is fully invested. Similarly, a new or smaller Fund's investment strategy may require a longer period of time to show returns that are representative of the strategy. New Funds have limited performance histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new or smaller Fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Allocation Risk

The PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Core Asset Allocation and PIMCO Multi-Strategy Alternative Funds' investment performance depends upon how their assets are allocated and reallocated according to each Fund's asset allocation targets and ranges. A principal risk of investing in each Fund is that the asset allocation sub-adviser (in the case of the PIMCO All Asset, PIMCO All Asset All Authority and PIMCO Multi-Strategy Alternative Funds) or PIMCO (in the case of the PIMCO Global Core Asset Allocation Fund) will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser or PIMCO, as applicable, attempts to identify investment allocations that will provide consistent, quality performance for each Fund, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser or PIMCO, as applicable, will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Fund of Funds Risk

Because the PIMCO All Asset and PIMCO All Asset All Authority Funds invest substantially all of their assets in Underlying PIMCO Funds, the risks associated with investing in the Funds are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the PIMCO All Asset and PIMCO All Asset All Authority Funds to achieve their investment objectives will depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved.

The PIMCO All Asset and PIMCO All Asset All Authority Funds' net asset values ("NAVs") will fluctuate in response to changes in the NAVs of the Underlying PIMCO Funds in which they invest. The extent to which the investment performance and risks associated with the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the PIMCO All Asset Fund's and PIMCO All Asset All Authority Fund's assets are allocated from time to time for investment in the Underlying PIMCO Fund, which will vary.

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Market Trading Risk

An Underlying PIMCO Fund that is an exchange-traded fund is subject to secondary market trading risks. Once operational, shares of the Underlying PIMCO Fund are listed for trading on an exchange, however, there can be no guarantee that an active trading market for such shares will develop or continue. Shares of the Underlying PIMCO Fund may be listed or traded on U.S. and foreign (non-U.S.) exchanges other than the Underlying PIMCO Fund's primary U.S. listing exchange. There can be no guarantee that the Underlying PIMCO Fund's shares will continue trading on any exchange or in any market or that the Underlying PIMCO Fund's shares will continue to meet the listing or trading requirements of any exchange or market. The Underlying PIMCO Fund's shares may experience higher trading volumes on one exchange as compared to another and investors are subject to the execution and settlement risks of the market where their broker directs trades.

Secondary market trading in the Underlying PIMCO Fund's shares may be halted by an exchange because of market conditions. Pursuant to exchange or market rules, trading in the Underlying PIMCO Fund's shares on an exchange or in any market may be subject to trading halts caused by extraordinary market volatility. There can be no guarantee that the Underlying PIMCO Fund's exchange listing or ability to trade its shares will continue or remain unchanged. In the event the Underlying PIMCO Fund ceases to be listed on an exchange, the Underlying PIMCO Fund may cease operating as an "exchange-traded" fund and operate as a mutual fund, provided that shareholders are given advance notice.

Buying or selling the Underlying PIMCO Fund's shares on an exchange may require the payment of brokerage commissions. In addition, an investor who buys or sells the Underlying PIMCO Fund's shares may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Underlying PIMCO Fund based on their trading volume and market liquidity, and is generally less if the Underlying PIMCO Fund has more trading volume and market liquidity and more if the Underlying PIMCO Fund has less trading volume and market liquidity. Due to the costs inherent in buying or selling the Underlying PIMCO Fund's shares, frequent trading may detract significantly from investment returns. Investment in the Underlying PIMCO Fund's shares may not be advisable for investors who expect to engage in frequent trading.

Shares of the Underlying PIMCO Fund may trade on an exchange at prices at, above or below their most recent NAV. The market prices of an Underlying PIMCO Fund's shares will fluctuate, sometimes rapidly and materially, in response to changes in the Underlying PIMCO Fund's NAV, the value of the Underlying PIMCO Fund's holdings and supply and demand for the Underlying PIMCO Fund's shares. Although the creation/redemption feature of the Underlying PIMCO Funds generally makes it more likely that an Underlying PIMCO Fund's shares will trade close to NAV, market volatility, lack of an active trading market for the Underlying PIMCO Fund's shares, disruptions at market participants (such as authorized participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in the Underlying PIMCO Fund's shares trading significantly above (at a "premium") or below (at a "discount") NAV. An investor who buys or sells an Underlying PIMCO Fund's shares may incur significant losses if the investor transacts in the Underlying PIMCO Fund's shares in these and other circumstances. Neither PIMCO nor the Trust can predict whether an Underlying PIMCO Fund's shares will trade above, below or at NAV. An Underlying PIMCO Fund's investment results are based on the Underlying PIMCO Fund's daily NAV. Investors transacting in an Underlying PIMCO Fund's shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the Underlying PIMCO Fund's daily NAV.

Municipal Project-Specific Risk

An Underlying PIMCO Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in general obligation bonds, particularly if there is a large concentration from issuers in a single state.

Municipal Bond Risk

An Underlying PIMCO Fund that invests in Municipal Bonds may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of bankruptcy of such an issuer, an Underlying PIMCO Fund investing in the issuer's securities could experience delays in collecting principal and interest, and the Underlying PIMCO Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, an Underlying PIMCO Fund may, in some instances, take possession of, and manage, the assets securing the issuer's obligations on such securities, which may increase the Underlying PIMCO Fund's operating expenses. Any income derived from the Underlying PIMCO Fund's ownership or operation of such assets may not be tax-exempt. Municipal Bonds are subject to interest rate, credit and market risk.

Because many Municipal Bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal Bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal Bonds are subject to the risk that the Internal Revenue Service (the "IRS") may determine that an issuer has not complied with applicable tax requirements and that interest from the Municipal Bond is taxable, which may result in a significant decline in the value of the security. Municipal Bonds may be less liquid

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than taxable bonds and there may be less publicly available information on the financial condition of Municipal Bond issuers than for issuers of other securities, and the investment performance of an Underlying PIMCO Fund investing in Municipal Bonds may therefore be more dependent on the analytical abilities of PIMCO than if the Underlying PIMCO Fund held other types of investments such as stocks or taxable bonds. The secondary market for Municipal Bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect an Underlying PIMCO Fund's ability to sell Municipal Bonds it holds at attractive prices or value Municipal Bonds.

Acquired Fund Risk

Because the PIMCO Global Core Asset Allocation Fund and PIMCO Multi-Strategy Alternative Fund may invest their assets in Acquired Funds, the risks associated with investing in the PIMCO Global Core Asset Allocation Fund and PIMCO Multi-Strategy Alternative Fund may be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the PIMCO Global Core Asset Allocation Fund and PIMCO Multi-Strategy Alternative Fund to achieve their respective investment objectives may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved.

The PIMCO Global Core Asset Allocation Fund and PIMCO Multi-Strategy Alternative Fund NAVs will fluctuate in response to changes in the NAVs of the Acquired Funds in which they invest. The extent to which the investment performance and risks associated with the PIMCO Global Core Asset Allocation Fund and PIMCO Multi-Strategy Alternative Fund correlate to those of a particular Acquired Fund will depend upon the extent to which the PIMCO Global Core Asset Allocation Fund and PIMCO Multi-Strategy Alternative Fund assets are allocated from time to time for investment in the Acquired Fund, which will vary.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in a Fund's portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund's shares.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are near historically low levels. Thus, Funds currently face a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise.

During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Certain European countries have recently experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if a Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity is an additional measure used to understand a security's or Fund's interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security's price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased

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duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by a Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Therefore, if a Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as "high yield securities" or "junk bonds") may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. These securities are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund's ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to "call" or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In addition, the high yield securities in which a Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to a Fund. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

Distressed Company Risk

An Underlying PIMCO Fund that invests in securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a fund that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments. Issuers of distressed company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Underlying PIMCO Fund's ability to sell these securities (liquidity risk). If the issuer of a debt security is in default with respect to interest or principal payments, the Underlying PIMCO Fund may lose its entire investment.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a

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security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.

In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level.  For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Funds to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on a Fund's investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund's investments. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether a specific Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to Funds that invest in fixed income securities. As discussed more under "Interest Rate Risk," interest rates in the U.S. are at or near historically low levels. Any interest rate increases in the future could cause the value of any Fund that invests in fixed income securities to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund and its shareholders.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, a Fund may rely on various third-party sources to calculate its NAV. As a result, a Fund is subject to certain operational risks associated with reliance on service providers and service providers' data sources. In particular, errors or systems failures and other technological issues may adversely impact a Fund's calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. A Fund may be unable to recover any losses associated with such failures.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

Liquidity Risk

The Securities and Exchange Commission defines liquidity risk as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interest in the Fund. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. A Fund's investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

In such cases, a Fund, due to regulatory limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund's principal investment strategies involve

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securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Certain accounts or PIMCO affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these shareholders of their holdings in a Fund may impact the Fund's liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund's brokerage costs.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the SAI. The Funds typically use derivatives as a substitute for taking a position in the underlying asset, as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indexes, sectors, currencies, and/or geographic regions, and/or to reduce exposure to other risks, such as interest rate, credit, or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk, and in some cases, may subject a Fund to the potential for unlimited loss. The use of derivatives may cause the Fund's investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund's total investment exposure exceeding the value of its portfolio.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the initial amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty. Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund's obligations or the Fund's exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. In such case, the Fund may lose money.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Fund may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Fund will be subject to increased liquidity and investment risk.

When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Fund's hedging transactions will be effective.

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The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund's derivative transactions, impede the employment of the Fund's derivatives strategies, or adversely affect the Fund's performance.

Futures Contract Risk

A futures contract is an exchange-traded contract to buy or sell an underlying asset, such as a security, currency or commodity, for a set price on a future date. The risks associated with the Fund's use of derivative instruments, including futures contracts, are discussed in more detail under "Characteristics and Risks of Securities and Investment Techniques – Derivatives" in this prospectus and under "Investment Objectives and Policies" in the SAI. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contract and the underlying asset. In addition, there can be significant differences between the futures market and the markets for underlying assets, which could result in an imperfect correlation between the markets. The degree of imperfect correlation depends on circumstances such as variations in speculative market demand for futures and futures options on underlying assets, including technical influences in futures trading and futures options, and differences between the futures contract and underlying asset due to factors such as interest rate levels, maturities and creditworthiness of issuers.

Futures contracts are traded on exchanges, so that, in most cases, a party can close out its position on the exchange for cash, without delivering the underlying asset. Because the futures utilized by the Fund and certain Underlying PIMCO Funds are exchange-traded, the primary credit risk on futures contracts resides with a Fund's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit a Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. There can be no assurance that a liquid market will exist at a time when the Fund or Underlying PIMCO Fund seeks to close out a futures or a futures option position, and the Fund or Underlying PIMCO Fund would remain obligated to meet margin requirements until the position is closed.

In addition, certain futures contracts may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Volatility Risk

A Fund may invest in volatility-related instruments, including, but not limited to, futures on volatility-related indices. Volatility measures the variability in the price of an investment over time. A higher volatility level signifies an investment's value may fluctuate over a larger range within a short period of time, either up or down. A lower volatility level means an investment's value is more likely to change within a narrower range, or less frequently, over time. The more volatile the portfolio holdings of a Fund, the less predictable the returns for the Fund. Higher volatility levels may indicate heightened risk of losses.

Model Risk

In making investment allocation decisions for a Fund or certain Underlying PIMCO Funds, as applicable, PIMCO or the Sub-Adviser, as applicable, may utilize quantitative models that may be proprietary or developed by third-parties. These models are used by PIMCO or the Sub-Adviser, as applicable, to determine (or assist in determining) the Fund's or Underlying PIMCO Fund's target asset allocation and to identify potentially attractive relative value and risk hedging strategies. The investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund or Underlying PIMCO Fund. There can be no assurance that the models used by PIMCO or the Sub-Adviser, as applicable, will remain viable, due to various factors, which may include the quality of the data input into the models and the assumptions underlying such models, which to varying degrees involve the exercise of judgment, as well as the possibility of errors in constructing or using the model. In addition, in constructing the underlying index of, or model portfolio for, an Underlying PIMCO Fund that seeks to track the investment results of such underlying index or model portfolio, the index provider or Sub-Adviser, as applicable, may utilize quantitative models or methodologies that may be proprietary or developed by third-parties. These models and methodologies are used to help determine the composition of the underlying index or model portfolio and may not adequately take into account certain factors, resulting in a decline in the value of the underlying index or model portfolio and, therefore, the Underlying PIMCO Fund.

Models rely on accurate market data inputs. If inaccurate market data is entered into a model, the resulting information will be incorrect. In addition, the models used may be predictive in nature and such models may result in an incorrect assessment of future events. The models evaluate securities or securities markets based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models. In addition, when relying on a quantitative model and/or data supplied by third parties, PIMCO or the Sub-Adviser may have less insight into the construction, coding or testing of the third-party model or data, and PIMCO and the Sub-Adviser will be exposed to systems, cyber security and other risks associated with the third party that provides the model or data.

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The use of models can be complex and involves financial, economic, econometric and statistical theories, research and modeling; and the results of those processes must then be translated into computer code. Although PIMCO and the Sub-Adviser seek to hire individuals and/or third parties, as applicable, skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform "real world" testing of a model's end product raises the chances that a finished model may contain an error; one or more of such errors could adversely affect a Fund's or an Underlying PIMCO Fund's performance.

Commodity Risk

The Fund's investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Certain Underlying PIMCO Funds, including the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, may each concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, to the extent the Fund invests in certain Underlying PIMCO Funds, including the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, the Fund may be more susceptible to risks associated with those sectors. The prices for commodities in those sectors may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, preferred securities, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.

Mortgage-Related and Other Asset-Backed Securities Risk

Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Privately Issued Mortgage-Related Securities Risk

There are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Privately issued mortgage-related securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the portfolio of the PIMCO Mortgage Opportunities Fund, an Underlying PIMCO Fund, may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Extension Risk

The issuer of a security held by the PIMCO Mortgage Opportunities Fund, an Underlying PIMCO Fund (such as a mortgage-related or other asset-backed security), may under certain circumstances make principal payments on such security later than expected. This may occur, for example, when interest rates rise. Such later-than-expected principal payments decrease the value of the security held by the Underlying PIMCO Fund. In addition, as payments are received later than expected, the Underlying PIMCO Fund may miss the opportunity to reinvest in higher yielding securities.

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Prepayment Risk

The issuer of a security held by the PIMCO Mortgage Opportunities Fund, an Underlying PIMCO Fund (such as a mortgage-related or other asset-backed security), may under certain circumstances make principal payments on such security sooner than expected. This may occur, for example, when interest rates decline. Such sooner-than-expected principal payments may reduce the returns of the Underlying PIMCO Fund because the Fund is forced to forego expected future interest payments on the principal amount paid back early and the Underlying PIMCO Fund may be forced to reinvest the money it receives from such early payments at the lower prevailing interest rates. Additionally, the yield to maturity on an IO class of a stripped MBS ("SMBS") is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Underlying PIMCO Fund's yield to maturity from these securities.

Foreign (Non-U.S.) Investment Risk

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk

Investments in real estate investment trusts ("REITs") or real-estate linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a REIT or a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 as amended (the "Code"). In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products are generally illiquid. This reduces the ability of a Fund to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.

Senior Loan Risk

To the extent the PIMCO Multi-Strategy Alternative Fund or any Acquired Funds (referred to in this section only as "Fund") invest in senior loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not invest in such securities. These instruments are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund's ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate, and, a senior loan may lose significant market value before a default occurs. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior loans. In addition, the senior loans in which a Fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in senior loans may involve greater costs than transactions in more actively traded securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for the senior loans and/or may result in a Fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to a Fund. Senior loans may have extended trade settlement periods, including settlement periods of greater than 7 days, which may result in cash not being immediately available to a Fund. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund will have to reinvest the proceeds in other senior loans or similar instruments that may pay lower interest rates. Because of the risks involved in investing in senior loans, an investment in a Fund that invests in such instruments should be considered speculative.

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Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities. A Fund that focuses its investments in multiple asset classes of emerging market securities may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Funds could lose money.

Sovereign Debt Risk

Sovereign debt risk is the risk that fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity's failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to the Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond the Fund's control, may result in a loss in value of the Fund's sovereign debt holdings.

Currency Risk

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that a Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers increases risk. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified." Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. In accordance with federal securities laws, rules and staff positions, PIMCO will mitigate its leveraging risk by segregating or "earmarking" liquid assets or otherwise covering transactions that may give rise to such risk. Each Subsidiary (as described under "Characteristics and Risks of Securities and Investment Techniques—Investments in the Wholly-Owned Subsidiary") will comply with these asset segregation or "earmarking" requirements to the same extent as the PIMCO Global Core Asset Allocation Fund. The Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities (or the value of the Underlying

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PIMCO Funds in the case of the PIMCO All Asset and PIMCO All Asset All Authority Funds or the Acquired Funds in the case of the PIMCO Global Core Asset Allocation Fund and PIMCO Multi-Strategy Alternative Fund). Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund's investment returns, resulting in greater losses. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

Small-Cap and Mid-Cap Company Risk

Investments in securities issued by small-capitalization and mid-capitalization companies involve greater risk than investments in large-capitalization companies. The general risks associated with fixed income securities and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Smaller Company Risk

The general risks associated with fixed income securities and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk

The Funds, the Subsidiary and certain Acquired Funds are subject to management risk because they are actively managed investment portfolios. PIMCO, or the Sub-Adviser, as applicable, or in the case of a fund that is not managed by PIMCO or the Sub-Adviser, such other fund's investment adviser and sub-adviser, as applicable, and each individual portfolio manager will apply investment techniques and risk analysis and will, in some cases, rely partially or entirely upon or be informed by one or more quantitative models in making investment decisions for the Funds, the Subsidiary and certain Acquired Funds, as applicable, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent a Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds and the Subsidiary, as applicable, to achieve their investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of services of one or more key employees of PIMCO could have an adverse impact on the Fund's and the Subsidiary's, as applicable, ability to realize its investment objective. Because a number of Underlying PIMCO Funds obtain exposure to certain proprietary model stock portfolios by investing in equity total return swaps based on such model portfolios, in other securities and instruments to replicate the performance of such model portfolios, or directly in the equity securities held in such model portfolios, such Underlying PIMCO Funds will be subject to the risks associated with the management of these proprietary model stock portfolios by the sub-adviser to such Underlying PIMCO Funds. Similarly, there can be no assurance that quantitative models or methods utilized by PIMCO or the Sub-Adviser or related data sources will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on the Underlying PIMCO Fund's ability to realize its investment objective.

Short Exposure Risk

A Fund's short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero.

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By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund's exposure to long security positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.

In times of unusual or adverse market, economic, regulatory or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. Also, there is the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund. Also, to the extent the PIMCO All Asset All Authority Fund holds exposure to Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities, such exposure may create the potential for losses should those asset classes deliver positive returns.

Tax Risk

The PIMCO Global Core Asset Allocation Fund gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. Each Fund may also gain exposure indirectly to commodity markets by investing in its respective Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other Fixed Income Instruments. In order for the PIMCO Global Core Asset Allocation Fund to qualify as a regulated investment company under Subchapter M of the Code, each Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income.

As more fully described below under "Tax Consequences—A Note on the PIMCO Global Core Asset Allocation Fund" the Internal Revenue Service (the "IRS") issued a revenue ruling which holds that income derived from commodity-linked derivatives, if earned directly by a Fund is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will also constitute qualifying income. Under IRS regulations, income derived from a controlled foreign corporation will be considered qualifying income if a Fund's investment in the subsidiary is derived with respect to the Fund's business of investing in securities. An IRS revenue procedure states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a "security" under the Investment Company Act of 1940, as amended (the "1940 Act").

The PIMCO Global Core Asset Allocation Fund will seek to gain exposure to the commodity markets primarily through investments in its Subsidiary. If the IRS were to determine that income derived from investments in a Subsidiary does not constitute qualifying income, the PIMCO Global Core Asset Allocation Fund might be adversely affected and would be required to reduce its exposure to such investments, which might result in difficulty in implementing its investment strategies and increased costs and taxes. Investments in the Subsidiary involves specific risks. See "Characteristics and Risks of Securities and Investment Techniques—Investments in Wholly-Owned Subsidiary" below for further information regarding the Subsidiary, including the risks associated with investing in the Subsidiary.

To the extent the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Core Asset Allocation and PIMCO Multi-Strategy Alternative Funds invest in the PIMCO CommodityRealReturn Strategy Fund® or PIMCO CommoditiesPLUS® Strategy Fund, the use of the above noted investments by the Underlying PIMCO Fund could subject the shareholders of those Funds to risks similar to those described above.

Subsidiary Risk

By investing in its Subsidiary, the Global Core Asset Allocation Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the PIMCO Global Core Asset Allocation Fund and/or the Subsidiary to operate as described in this prospectus and SAI and could adversely affect the PIMCO Global Core Asset Allocation Fund and, to the extent the PIMCO Multi-Strategy Alternative Fund, PIMCO All Asset and PIMCO All Asset All Authority Funds invest in Underlying PIMCO Funds or Acquired Funds with Subsidiaries, the PIMCO Multi-Strategy Alternative, PIMCO All Asset and PIMCO All Asset All Authority Funds. Changes in the laws of the United States and/or the Cayman Islands could adversely affect the performance of a Fund and/or a Subsidiary and result in the Fund underperforming its benchmark index(es).

Value Investing Risk

Value investing attempts to identify companies that are believed to be undervalued. Value stocks typically have prices that are low relative to factors such as the company's earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by PIMCO, or the Sub-Adviser, as applicable, if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur. A value investing style may perform better or worse than equity portfolios that focus on growth stocks or that have a broader investment style.

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Cash Holdings Risk

The PIMCO EqS® Long/Short Fund, an Underlying PIMCO Fund, may invest significant amounts in cash and cash equivalents for indefinite periods of time when PIMCO determines the prevailing market environment warrants doing so. When the Underlying PIMCO Fund holds large cash positions, it may lose opportunities to participate in market appreciation, which may result in lower returns than if the Underlying PIMCO Fund had remained fully invested in the market. Furthermore, cash and cash equivalents may generate minimal or no income and could negatively impact the Underlying PIMCO Fund's performance and ability to achieve its investment objective.

Arbitrage Risk

A Fund that invests in securities purchased pursuant to an arbitrage strategy in order to take advantage of a perceived relationship between the value of two securities presents certain risks. Securities purchased or sold short pursuant to an arbitrage strategy may not perform as intended, which may result in a loss to the Fund. Additionally, issuers of a security purchased pursuant to an arbitrage strategy are often engaged in significant corporate events, such as restructurings, acquisitions, mergers, takeovers, tender offers or exchanges, or liquidations. Such corporate events may not be completed as initially planned or may fail.

Convertible Securities Risk

Convertible securities are fixed income securities, preferred securities or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security's market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Exchange-Traded Fund ("ETF") Risk

Investments in ETFs entail certain risks. Investments in ETFs designed to track an index involve the risk that the ETF's performance may not track the performance of the index the ETF is designed to track. This deviation may occur due to cash inflows and outflows from and to investors buying and redeeming shares or due to occasional differences between the composition of the index and the securities held by the ETF. In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF's NAV, the value of ETF holdings and supply and demand for ETF shares. Although ETFs will generally trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a "premium") or below (at a "discount") NAV. Significant losses may result when transacting in ETF shares in these and other circumstances.

Tracking Error Risk

An Underlying PIMCO Fund that seeks to track the investment results of an index may not invest in every component security of its underlying index. Imperfect correlation between an Underlying PIMCO Fund's portfolio and its underlying index, asset valuation, timing variances, changes to the underlying index and regulatory requirements may cause the Underlying PIMCO Fund's performance to diverge from the performance of its underlying index. Tracking error may also result because an Underlying PIMCO Fund incurs fees and expenses while its underlying index does not incur such fees and expenses. Such expenses include the costs of buying and selling securities, such as when an Underlying PIMCO Fund rebalances its portfolio to reflect changes in the composition of the underlying index. These expenses may be higher for an Underlying PIMCO Fund investing in foreign (non-U.S.) securities. The performance of an Underlying PIMCO Fund and the underlying index may vary due to differences between the Underlying PIMCO Fund's portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of an Underlying PIMCO Fund and the underlying index may vary may be heightened during periods of market volatility or other unusual market conditions. Because an underlying index is not subject to the tax diversification

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	37

PIMCO Funds

requirements to which an Underlying PIMCO Fund must adhere, the Underlying PIMCO Fund may be required to deviate its investments from the securities and relative weightings of its underlying index. For tax efficiency purposes, an Underlying PIMCO Fund may sell certain securities to realize losses, which will result in a deviation from its underlying index. An Underlying PIMCO Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and to pay expenses. In addition, if an Underlying PIMCO Fund uses a representative sampling approach, this approach may cause the Underlying PIMCO Fund to be less correlated with the return of the underlying index than if the Underlying PIMCO Fund held all of the securities in the underlying index with the same relative weightings as the underlying index.

Indexing Risk

Certain Underlying PIMCO Funds use an indexing approach and may be affected by a general decline in market segments or asset classes relating to their underlying indexes. Those Underlying PIMCO Funds invest in securities and instruments included in, or representative of, their underlying indexes regardless of the investment merits of the underlying indexes. Additionally, errors in the construction or calculation of an Underlying PIMCO Fund's underlying index may occur from time to time, and the index provider may not identify or correct such errors for some period of time. Any such underlying index construction or calculation error may adversely impact the Underlying PIMCO Fund.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the SAI for information about the availability of the complete schedule of each Fund's holdings.

38	PROSPECTUS | PIMCO FUNDS

Prospectus

Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as investment adviser, the "Investment Adviser," and serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees of PIMCO Funds (the "Trust"), PIMCO is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters. PIMCO also serves as the investment adviser for the PIMCO Global Core Asset Allocation Fund Subsidiary ("GCAA Subsidiary").

PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2019, PIMCO had approximately $1.84 trillion in assets under management.

PIMCO has engaged Research Affiliates, a California limited liability company, to serve as asset allocation sub-adviser to the PIMCO All Asset and PIMCO All Asset All Authority Funds. Research Affiliates was organized in 2002 and is located at 620 Newport Center Drive, Suite 900, Newport Beach, CA 92660. As asset allocation sub-adviser for these Funds, Research Affiliates is responsible for recommending how the assets of the Funds are allocated and reallocated from time to time among the Underlying PIMCO Funds.

PIMCO has engaged Research Affiliates to serve as sub-adviser to the PIMCO Multi-Strategy Alternative Fund. As sub-adviser to this Fund, Research Affiliates is responsible for providing, subject to the supervision of PIMCO, investment advisory services in connection with the Fund's swap-based exposure to the proprietary model portfolios, as described in the Fund's Fund Summary.

Management Fees

Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables reflect both an advisory fee and a supervisory and administrative fee. For the fiscal year ended March 31, 2019, the Funds paid monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets attributable to each class's shares taken separately):

	Management Fees
Fund Name	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
PIMCO All Asset Fund	0.225%	0.325%	0.425%	0.225%	0.425%	0.425%	0.425%
PIMCO All Asset All Authority Fund	0.25%	0.35%	0.45%	0.25%	0.45%	0.45%	N/A
PIMCO Global Core Asset Allocation Fund	0.95%	1.05%	N/A	N/A	1.15%	1.15%	N/A
PIMCO Multi-Strategy Alternative Fund	1.15%	1.25%	N/A	N/A	1.30%	N/A	N/A

■

Advisory Fee. Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2019, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund Name	Advisory Fee All Classes(1)
PIMCO All Asset Fund	0.175%
PIMCO All Asset All Authority Fund	0.20%
PIMCO Global Core Asset Allocation Fund	0.90%
PIMCO Multi-Strategy Alternative Fund	1.05%

1 For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 86.

A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contract and asset allocation sub-advisory agreements is available in the Funds' Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2018.

As discussed in its "Principal Investments and Strategies" section, the PIMCO Global Core Asset Allocation Fund may pursue its investment objective by investing in its Subsidiary. The Subsidiary has entered into a separate contract with PIMCO whereby PIMCO provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO Global Core Asset Allocation Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

■

Supervisory and Administrative Fee. Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund's assets

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	39

PIMCO Funds

attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational expenses, costs of borrowing money, including interest expenses and extraordinary expenses (such as litigation and indemnification expenses). PIMCO generally earns a profit on the supervisory and administrative fee paid by the Funds. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended March 31, 2019, the Funds paid PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class's shares taken separately):

	Supervisory and Administrative Fees(1)
Fund Name	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
PIMCO All Asset Fund	0.05%	0.15%	0.25%	0.05%	0.25%	0.25%	0.25%
PIMCO All Asset All Authority Fund	0.05%	0.15%	0.25%	0.05%	0.25%	0.25%	N/A
PIMCO Global Core Asset Allocation Fund	0.05%	0.15%	N/A	N/A	0.25%	0.25%	N/A
PIMCO Multi-Strategy Alternative Fund	0.10%	0.20%	N/A	N/A	0.25%	N/A	N/A

1 For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 86.

Expense Limitation Agreement

Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of each Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the "Expense Limit") (calculated as a percentage of average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the "Reimbursement Amount") during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

Fee Waiver Agreement

PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Underlying PIMCO Fund Fees

The PIMCO All Asset and PIMCO All Asset All Authority Funds are permitted to invest in Underlying PIMCO Funds, which, for these two Funds, is defined to include the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management. The PIMCO Global Core Asset Allocation Fund is permitted to invest in Underlying PIMCO Funds, which, for the Fund, is defined to include Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management. The PIMCO Multi-Strategy Alternative Fund is permitted to invest in Underlying PIMCO Funds, which, for the Fund, is defined to include Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management, or shares of any funds of PIMCO ETF Trust, an affiliated investment company. Each of the PIMCO Global Core Asset Allocation and PIMCO Multi-Strategy Alternative Funds is further permitted to invest in Acquired Funds, which, for these Funds, is defined to include the Underlying PIMCO Funds (as defined for each Fund) and other affiliated funds, including funds of the PIMCO ETF Trust, and unaffiliated funds.

The PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Core Asset Allocation and PIMCO Multi-Strategy Alternative Funds pay advisory and supervisory and administrative fees directly to PIMCO at the annual rates stated above, based on the average daily net assets attributable in the aggregate to each Fund's shares. The Funds also indirectly pay their proportionate share of the advisory fees, supervisory and administrative fees and management fees charged by PIMCO to the Underlying PIMCO Funds and, to the extent not included among the Underlying PIMCO Funds, funds of PIMCO ETF Trust in which each Fund invests (collectively, "Underlying PIMCO Fund Fees").

40	PROSPECTUS | PIMCO FUNDS

Prospectus

PIMCO has contractually agreed, through July 31, 2020, for the PIMCO All Asset Fund, to waive its advisory fee to the extent that the Underlying PIMCO Fund Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. Similarly, PIMCO has contractually agreed, through July 31, 2020, for the PIMCO All Asset All Authority Fund, to waive its advisory fee to the extent that the Underlying PIMCO Fund Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. These waivers will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the advisory fee waived as set forth above (the "Asset Allocation Reimbursement Amount") during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any Underlying PIMCO Fund Fees exceed, for such month, the applicable expense limit; 2) exceed the total Asset Allocation Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

For the PIMCO Global Core Asset Allocation Fund and PIMCO Multi-Strategy Alternative Fund, PIMCO has contractually agreed, through July 31, 2020, to waive, first, the advisory fee and, second, to the extent necessary, the supervisory and administrative fee it receives from each Fund in an amount equal to Underlying PIMCO Fund Fees indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's advisory fee or advisory fee and supervisory and administrative fee, taken together, are greater than or equal to the Underlying PIMCO Fund Fees. These waivers will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. For purposes of the expense reduction described above, references to Underlying PIMCO Funds include funds of PIMCO ETF Trust.

The Acquired Fund Fees and Expenses shown in the Annual Fund Operating Expenses table for the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Core Asset Allocation and PIMCO Multi-Strategy Alternative Funds may be higher than the Underlying PIMCO Fund Expenses used for purposes of the expense reduction described above due to differences in the methods of calculation. The Acquired Fund Fees and Expenses, as required to be shown in the Annual Fund Operating Expenses table, are calculated using the total operating expenses for each Underlying PIMCO Fund over the Fund's average net assets. The Underlying PIMCO Fund Expenses that are used for purposes of implementing the expense reduction described above are calculated using the advisory and supervisory and administrative fees for each Underlying PIMCO Fund over the total assets invested in Underlying PIMCO Funds. Thus, the Acquired Fund Fees and Expenses listed in the Annual Fund Operating Expenses table will typically be higher than the Underlying PIMCO Fund Expenses used to calculate the expense reduction when the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Core Asset Allocation, or PIMCO Multi-Strategy Alternative Funds employ leverage as an investment strategy.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other funds. The cost of investing in a Fund that is a fund of funds will generally be higher than the cost of investing in a Fund that invests directly in individual stocks and bonds. By investing in a Fund that is a fund of funds, an investor will indirectly bear fees and expenses charged by non-PIMCO Acquired Funds (and may indirectly bear a portion of the fees and expenses charged by Underlying PIMCO Funds to the extent such fees and expenses are not waived or reimbursed pursuant to applicable waiver and reimbursement agreements) in addition to the Fund's direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders. The PIMCO All Asset and PIMCO All Asset All Authority Funds invest in the least expensive class of shares of the Underlying PIMCO Funds, which are not subject to any sales charges or distribution (12b-1) fees. The PIMCO Global Core Asset Allocation and PIMCO Multi-Strategy Alternative Funds, to the extent they invest in Underlying PIMCO Funds, invest in Institutional Class or Class M shares of the Underlying PIMCO Funds (or, for the PIMCO Multi-Strategy Alternative Fund, the Underlying PIMCO Funds in the case of those operating as exchange-traded funds), which are not subject to any sales charges or distribution (12b-1) fees.

The following table summarizes the annual expenses borne by Institutional Class or Class M shareholders of the Underlying PIMCO Funds (or, in the case of those operating as exchange-traded funds, the Underlying PIMCO Fund shareholders). Because the PIMCO All Asset and PIMCO All Asset All Authority Funds invest in the least expensive class of shares of the Underlying PIMCO Funds, and the PIMCO Global Core Asset Allocation and PIMCO Multi-Strategy Alternative Funds, to the extent they invest in Underlying PIMCO Funds, invest in Institutional Class or Class M shares of the Underlying PIMCO Funds (or, in the case of those operating as exchange-traded funds, the Underlying PIMCO Fund shares), shareholders of the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Core Asset Allocation and PIMCO Multi-Strategy Alternative Funds would indirectly bear a proportionate share of these expenses, depending upon how the Funds' assets are allocated from time to time among the Underlying PIMCO Funds.

For a complete description of an Underlying PIMCO Fund, please see the Underlying PIMCO Fund's prospectus. For a summary description of the Underlying PIMCO Funds, please see the "Description of the Underlying PIMCO Funds" section in this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	41

PIMCO Funds

Annual Underlying PIMCO Fund Expenses
(Based on the average daily net assets attributable to an Underlying PIMCO Fund's Institutional Class shares (or Class M shares in the case of the PIMCO Government Money Market Fund, or the Fund in the case of exchange-traded funds of the PIMCO ETF Trust or PIMCO Equity Series)).

Underlying PIMCO Fund	Management Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
PIMCO Active Bond Exchange-Traded Fund	0.55%	0.21%	0.76%
PIMCO California Intermediate Municipal Bond Fund	0.445%	0.00%	0.445%
PIMCO California Municipal Bond Fund	0.44%	0.05%	0.49%
PIMCO California Short Duration Municipal Income Fund	0.33%	0.00%	0.33%
PIMCO CommoditiesPLUS™ Strategy Fund	0.74%	0.27%	1.01%(3)
PIMCO CommodityRealReturn Strategy Fund	0.74%	0.86%	1.60%(4)
PIMCO Credit Opportunities Bond Fund	0.90%	0.03%	0.93%
PIMCO Diversified Income Fund	0.75%	0.04%	0.79%
PIMCO Dividend and Income Fund	0.79%	0.07%	0.86%(5)
PIMCO Dynamic Bond Fund	0.80%	0.21%	1.01%
PIMCO Emerging Markets Bond Fund	0.83%	0.02%	0.85%
PIMCO Emerging Markets Corporate Bond Fund	0.90%	0.08%	0.98%
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.85%	0.03%	0.88%
PIMCO Emerging Markets Local Currency and Bond Fund	0.90%	0.04%	0.94%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0.46%	0.63%	1.09%(6)
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.35%	0.07%	0.42%
PIMCO EqS® Long/Short Fund	1.49%	0.57%	2.06%(5)
PIMCO Extended Duration Fund	0.50%	0.67%	1.17%
PIMCO Global Advantage Strategy Bond Fund	0.65%	0.20%	0.85%
PIMCO Global Bond Opportunities Fund (U.S. Dollar Hedged)	0.55%	0.07%	0.62%
PMCO Global Bond Opportunities Fund (Unhedged)	0.55%	0.17%	0.72%
PIMCO GNMA and Government Securities Fund	0.50%	0.21%	0.71%
PIMCO Government Money Market Fund	0.18%	0.00%	0.18%(7)
PIMCO High Yield Fund	0.55%	0.04%	0.59%
PIMCO High Yield Municipal Bond Fund	0.55%	0.11%	0.66%
PIMCO High Yield Spectrum Fund	0.60%	0.03%	0.63%
PIMCO Income Fund	0.50%	0.55%	1.05%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.35%	0.00%	0.35%
PIMCO International Bond (U.S. Dollar Hedged) Fund	0.50%	0.05%	0.55%
PIMCO International Bond (Unhedged) Fund	0.50%	0.16%	0.66%
PIMCO Investment Grade Credit Bond Fund	0.50%	0.27%	0.77%
PIMCO Long Duration Total Return Fund	0.50%	0.47%	0.97%
PIMCO Long-Term Credit Bond Fund	0.55%	0.24%	0.79%
PIMCO Long-Term Real Return Fund	0.55%	0.77%	1.32%
PIMCO Long-Term U.S. Government Fund	0.475%	0.49%	0.965%
PIMCO Low Duration ESG Fund	0.50%	0.02%	0.52%
PIMCO Low Duration Fund	0.46%	0.25%	0.71%
PIMCO Low Duration II Fund	0.50%	0.04%	0.54%
PIMCO Low Duration Income Fund	0.50%	0.09%	0.59%
PIMCO Moderate Duration Fund	0.46%	0.14%	0.60%
PIMCO Mortgage Opportunities and Bond Fund	0.60%	0.77%	1.37%
PIMCO Mortgage-Backed Securities Fund	0.50%	0.25%	0.75%
PIMCO Municipal Bond Fund	0.44%	0.11%	0.55%
PIMCO National Intermediate Municipal Bond Fund	0.45%	0.00%	0.45%
PIMCO New York Municipal Bond Fund	0.445%	0.09%	0.535%
PIMCO Preferred and Capital Securities Fund	0.79%	0.11%	0.90%(8)

42	PROSPECTUS | PIMCO FUNDS

Prospectus

Underlying PIMCO Fund	Management Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
PIMCO RAE Emerging Markets Fund	0.95%	0.02%	0.97%(5)(9)
PIMCO RAE Fundamental Advantage PLUS Fund	0.89%	0.09%	0.98%
PIMCO RAE International Fund	0.60%	0.02%	0.62%(5)(10)
PIMCO RAE Low Volatility PLUS EMG Fund	1.15%	0.44%	1.59%(11)
PIMCO RAE Low Volatility PLUS Fund	0.79%	0.08%	0.87%
PIMCO RAE Low Volatility PLUS International Fund	0.82%	0.09%	0.91%
PIMCO RAE PLUS EMG Fund	1.15%	0.10%	1.25%
PIMCO RAE PLUS Fund	0.79%	0.14%	0.93%
PIMCO RAE PLUS International Fund	0.82%	0.27%	1.09%
PIMCO RAE PLUS Small Fund	0.84%	0.08%	0.92%
PIMCO RAE US Fund	0.50%	0.02%	0.52%(5)(10)
PIMCO RAE US Small Fund	0.60%	0.03%	0.63%(5)(10)
PIMCO RAE Worldwide Long/Short PLUS Fund	1.19%	0.09%	1.28%
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0.49%	0.00%	0.49%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0.39%	0.00%	0.39%
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0.29%	0.00%	0.29%
PIMCO Real Return Fund	0.45%	0.53%	0.98%
PIMCO RealEstateRealReturn Strategy Fund	0.74%	1.35%	2.09%
PIMCO Senior Floating Rate Fund	0.70%	0.05%	0.75%
PIMCO Short Asset Investment Fund	0.34%	0.04%	0.38%
PIMCO Short Duration Municipal Income Fund	0.33%	0.00%	0.33%
PIMCO Short-Term Fund	0.45%	0.05%	0.50%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.35%	0.00%	0.35%
PIMCO StocksPLUS® Absolute Return Fund	0.64%	0.09%	0.73%
PIMCO StocksPLUS® Fund	0.50%	0.08%	0.58%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.75%	0.12%	0.87%
PIMCO StocksPLUS® International Fund (Unhedged)	0.64%	0.09%	0.73%
PIMCO StocksPLUS® Long Duration Fund	0.59%	0.52%	1.11%
PIMCO StocksPLUS® Short Fund	0.64%	0.13%	0.77%
PIMCO StocksPLUS® Small Fund	0.69%	0.14%	0.83%
PIMCO Strategic Bond Fund	0.55%	0.04%	0.59%(12)
PIMCO Total Return ESG Fund	0.50%	0.34%	0.84%
PIMCO Total Return Fund	0.46%	0.25%	0.71%
PIMCO Total Return II Fund	0.50%	0.35%	0.85%
PIMCO Total Return IV Fund	0.50%	0.19%	0.69%
PIMCO TRENDS Managed Futures Strategy Fund	1.40%	0.22%	1.62%(13)(14)

1 "Management Fees" reflects an advisory fee and a supervisory and administrative fee payable by an Underlying Fund to PIMCO.

2 Other Expenses include expenses such as organizational expenses, interest expense, taxes, governmental fees, pro rata Trustees' fees and acquired fund fees and expenses attributable to the Institutional Class or Class M shares, or the Fund in the case of exchange-traded funds of the PIMCO ETF Trust or PIMCO Equity Series.

3 PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund III Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

4 PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund I Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

5 PIMCO has contractually agreed, through October 31, 2019, to waive a portion of the Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses and pro rata share of Trustee fees exceed 0.0049% (calculated as a percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may recoup amounts waived or reimbursed in future periods, not exceeding three years.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	43

PIMCO Funds

6 PIMCO has contractually agreed, through October 31, 2019, to reduce its management fee by 0.07% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

7 To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund's fees and expenses.

8 PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Capital Securities Fund (Cayman) Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

9 PIMCO has contractually agreed, through October 31, 2019, to reduce its advisory fee by 0.20% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

10 PIMCO has contractually agreed, through October 31, 2019, to reduce its advisory fee by 0.10% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

11 PIMCO has contractually agreed, through July 31, 2020, to reduce its advisory fee by 0.05% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

12 PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for each share class of the Fund by 0.05% of the average daily net assets attributable to the applicable class of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years from the date of waiver.

13 PIMCO has contractually agreed, through July 31, 2020, to reduce its advisory fee by 0.10% of the average daily net assets of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

14 PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund VIII, Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

44	PROSPECTUS | PIMCO FUNDS

Prospectus

Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO All Asset PIMCO All Asset All Authority	Rob Arnott	7/02* 10/03*	Chairman, Founder, Research Affiliates, since July 2002. Previously, Mr. Arnott was Chairman of First Quadrant, L.P. until April 2004. He joined First Quadrant in April 1988.
PIMCO All Asset PIMCO All Asset All Authority	Chris Brightman	11/16 11/16

Chief Investment Officer, Research Affiliates, since April 2014. Previously at Research Affiliates, Mr. Brightman served as a Managing Director and Head of Investment Management. Prior to joining Research Affiliates in 2010, Mr. Brightman was chief executive officer of the University of Virginia Investment Management Company.

PIMCO Global Core Asset Allocation	Erin Browne	1/19

Managing Director, PIMCO. Ms. Browne is a portfolio manager in the Newport Beach office, focusing on multi-asset strategies. In her role, she works with PIMCO's asset allocation team and with portfolio managers across asset classes and sectors globally. Prior to joining PIMCO in 2018, Ms. Browne was a managing director and head of asset allocation at UBS Asset Management, helping to drive the firm's macro research, capital market assumptions, tactical asset allocation and strategic asset allocation views across asset classes. Previously, she was head of macro investments at UBS O'Connor, a multi-strategy hedge fund manager, and a global macro portfolio manager at Point72 Asset Management. Ms. Browne has also held roles at Citigroup, Moore Capital Management and Neuberger Berman, and she began her career at Lehman Brothers. She has investment experience since 2002 and holds a bachelor's degree in economics from Georgetown University.

PIMCO Multi-Strategy Alternative	Mohsen Fahmi	12/14*

Managing Director, PIMCO. Mr. Fahmi joined PIMCO in 2014 and is a generalist portfolio manager focusing on global fixed income assets. Prior to joining PIMCO, Mr. Fahmi was with Moore Capital Management, most recently as a senior portfolio manager and previously as chief operating officer. Mr. Fahmi has also previously served as co-head of bond and currency proprietary trading at Tokai Bank Europe, head of leveraged investment at Salomon Brothers and executive director of proprietary trading at Goldman Sachs. Prior to this, he was a proprietary trader for J.P. Morgan in both New York and London, and he also spent seven years as an investment officer at the World Bank in Washington, DC. He has investment experience since 1985 and holds an MBA from Stanford University.

PIMCO Multi-Strategy Alternative PIMCO Global Core Asset Allocation	Emmanuel Sharef	12/18 12/19

Executive Vice President, PIMCO. Dr. Sharef is an executive vice president and portfolio manager in the Newport Beach office, focused on asset allocation strategies and the residential real estate market. He is a member of the Americas Portfolio Committee and has served as a rotating member of the Investment Committee. Prior to joining PIMCO in 2011, he worked in the mortgage credit strategists group at Morgan Stanley. He has investment and financial services experience since 2008 and holds a Ph.D. in operations research from Cornell University, specializing in statistics and biometrics. He received an undergraduate degree from Princeton University.

PIMCO Global Core Asset Allocation	Geraldine Sundstrom	7/15

Managing Director, PIMCO. Ms. Sundstrom is a portfolio manager in the London office, focusing on asset allocation strategies. Prior to joining PIMCO in 2015, she was a partner and portfolio manager at Brevan Howard, where she led the Emerging Markets Strategies Fund. Previously, she was a portfolio manager at Moore Capital Management. She has investment experience since 1996 and holds a master's degree in finance from Birkbeck College at London University and two degrees from Universite Paris Dauphine.

* Inception of the Fund.

Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Investment Adviser, the Distributor (as defined below), the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor summary prospectus, the Trust's SAI, any contracts filed as exhibits to the Trust's registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend this, or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	45

PIMCO Funds

circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust's then-current prospectus or SAI.

Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC"). Please note all direct account requests or inquiries should be mailed to the Trust's transfer agent at P.O. Box 219294, Kansas City, MO 64121-9294 and should not be mailed to the Distributor.

46	PROSPECTUS | PIMCO FUNDS

Prospectus

Classes of Shares

Class A, Class C, Class R, Institutional Class, I-2, I-3 and Administrative Class shares of the Funds are offered in this prospectus. Each share class represents an investment in the same Fund, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment, the expenses borne by each class, which are detailed in the fee table and example at the front of this prospectus, any initial sales charge or contingent deferred sales charge ("CDSC") applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. Individual investors can generally invest in Class A and Class C shares. Class C shares of each Fund will automatically convert into Class A shares of the same Fund after they have been held for ten years. In addition, any Class C shares held in Orphaned Accounts (as defined below) will automatically convert into Class A shares of the same Fund. Certain shareholder accounts are maintained with the Trust's Transfer Agent and list a broker-dealer of record ("Prior Broker-Dealer of Record") other than the Distributor, and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the Trust and the Distributor becoming the default dealer of record for such account, then such account would be referred to as an "Orphaned Account." These automatic conversions will be executed without any sales charge, fee or other charge. After such a conversion takes place, the shares will be subject to all features and expenses of Class A shares. Only certain investors may purchase Institutional Class, I-2, I-3, Administrative Class and Class R shares.

The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Distributor or a financial firm. More information regarding sales charge waivers and discounts is summarized below.

The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial firms for distribution and other services. More information about the Trust's multi-class arrangements is included in the SAI and can be obtained free of charge by visiting pimco.com or by calling 888.87.PIMCO.

Sales Charges

Initial Sales Charges — Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial firm in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the NAV of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you obtain the proper "breakpoint" discount.

PIMCO All Asset Fund and PIMCO Multi-Strategy Alternative Fund—Class A Shares

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $100,000	3.75%	3.90%
$100,000 but under $250,000	3.25%	3.36%
$250,000 but under $500,000	2.25%	2.30%
$500,000 but under $1,000,000	1.75%	1.78%
$1,000,000 +	0.00%*	0.00%*

* As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, certain purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after their purchase. See "Contingent Deferred Sales Charges – Class A Shares" below.

PIMCO All Asset All Authority Fund and PIMCO Global Core Asset Allocation Fund—Class A Shares

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $50,000	5.50%	5.82%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 +	0.00%*	0.00%*

* As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, certain purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after their purchase. See "Contingent Deferred Sales Charges – Class A Shares" below.

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, Right of Accumulation (Cumulative Quantity Discount), Letter of Intent or Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of the Trust or PIMCO Equity Series that offer Class A shares (other than the PIMCO Government Money Market Fund) (collectively, "Eligible Funds"), are summarized below and are described in greater detail in the SAI.

Combined Purchase Privilege and Right of Accumulation (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase (the "Combined Purchase Privilege"). In addition, a Qualifying Investor may obtain a reduced sales charge on Class A shares by adding the purchase value of Class A shares of an Eligible Fund with the current aggregate NAV of all Class A and C shares of any Eligible Fund held by accounts for the

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PIMCO Funds

benefit of such Qualifying Investor (the "Right of Accumulation" or "Cumulative Quantity Discount").

The term "Qualifying Investor" refers to:

1.

an individual, such individual's spouse or domestic partner, as recognized by applicable state law, or such individual's children under the age of 21 years (each a "family member") (including family trust* accounts established by such a family member); or

2.

a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or

3.

an employee benefit plan of a single employer.

* For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege, Right of Accumulation or Letter of Intent, a "family trust" is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is/are the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is/are the trustee(s).

Please see the SAI for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent. Investors may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent which expresses intent to invest not less than $50,000 (or $100,000 in the case of those Funds with an initial sales charge breakpoint at $100,000) within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. The value of the investor's account(s) linked to a Letter of Intent will be included at the start date of the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased. Redemptions during the LOI period will not count against the shareholder, but a CDSC may be charged LOIs of $1,000,000.

In making computations concerning the amount purchased for purposes of a Letter of Intent, the Right of Accumulation value of eligible accounts will be included in the computation when the Letter of Intent begins in addition to purchases made during the Letter of Intent Period.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption date. The limitations and restrictions of this program are fully described in the SAI.

Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the public offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Right of Accumulation (Cumulative Quantity Discount).

Sales at Net Asset Value. In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including: individuals or accounts having certain relationships with the Trust, certain of its affiliates, PIMCO Equity Series, certain broker-dealers or the Distributor; individuals purchasing shares through certain types of omnibus or wrap accounts; investors engaging in certain transactions related to IRAs or other qualified retirement plan accounts; investors making certain purchases following the announcement of a Fund or share class liquidation or following certain share class conversions; and any other person for which the Distributor determines that there will be minimal cost borne by the Distributor associated with the sale. Please see the SAI for additional details.

If you are eligible to buy both Class A shares and Institutional Class shares, you should buy Institutional Class shares because Class A shares may be subject to sales charges and an annual 0.25% service fee.

Required Shareholder Information and Records. In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial firm must notify the Fund that the investor qualifies for such a reduction. If the Fund is not notified that the investor is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the investor's account. An investor may have to provide certain information or records to his or her financial firm or the Fund to verify the investor's eligibility for breakpoint discounts or sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

■

all of the investor's accounts held directly with the Trust or through a financial firm;

■

any account of the investor at another financial firm; and

■

accounts of Qualifying Investors, at any financial firm.

The SAI provides additional information regarding eliminations of and reductions in sales loads associated with Eligible Funds. You can obtain the SAI free of charge from PIMCO by written request, by visiting pimco.com or by calling 888.87.PIMCO.

Contingent Deferred Sales Charges

Class A Shares

Unless you are eligible for a waiver, if you purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) of a Fund, you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 12 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See "Reductions and Waivers of Initial Sales Charges and CDSCs" below.

48	PROSPECTUS | PIMCO FUNDS

Prospectus

Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. If you invest in Class C shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you are credited with the proper holding period for the shares redeemed.

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%

How CDSCs will be Calculated

A CDSC is imposed on redemptions of Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

■

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

■

For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund's NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

■

CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

■

In determining whether a CDSC is payable, it is assumed that you will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class C CDSC:

■

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class C shares of a Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 1%, the Class C CDSC would be $20.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. See "Sales at Net Asset Value" above for information on Class A initial sales charges. CDSCs on Class A and Class C shares may be reduced or waived in certain circumstances, including for: redemptions in connection with certain distributions, withdrawals or returns of excess contributions from or exchanges to certain retirement plan accounts or IRAs; certain redemptions following death or disability; certain redemptions of shares subject to an Automatic Withdrawal Plan; redemptions by individuals having certain relationships with the Trust, certain of its affiliates, PIMCO Equity Series or the Distributor; redemptions effected by a Fund as a result of an account not satisfying applicable minimum account size requirements; redemptions in connection with certain reorganizations and liquidations; redemptions by certain shareholders demonstrating hardship, as determined in the sole discretion of the Trust; certain intra-fund exchanges of Class A shares for Institutional Class shares; redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a financial firm with which the Distributor has an agreement with respect to such purchases; and certain redemptions effected by fiduciaries who have purchased shares for certain accounts. In addition, investors will not be subject to CDSCs for certain transactions where the Distributor did not pay at the time of purchase the amount it normally would have to the broker-dealer. Please see the SAI for additional details.

Shares Purchased or Held Through Financial Firms

The availability of sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. The Funds' sales charge waivers and discounts disclosed in this Prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial firms unless otherwise specified in Appendix B. The sales charge waivers and discounts available through certain other financial firms are set forth in Appendix B to this Prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Distributor or certain other financial firms. Please contact your financial firm for more information regarding sales charge waivers and discounts available to you and the financial firm's related policies and procedures.

No Sales Charges — Class R Shares

The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Class R shares. Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan's financial firm has an agreement with the Distributor or PIMCO Funds to utilize Class R shares in certain investment products or programs (collectively, "specified benefit plans"). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan's financial firm). Class R shares are not available to retail or non-specified benefit plan accounts, traditional and Roth IRAs (except through certain omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

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PIMCO Funds

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific Class R shareholders, and a shareholder may obtain information about accounts only through the specified benefit plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial firm authorized to sell or process transactions in Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See "Purchasing Shares – Class R" below. Additional shares may be purchased through a benefit plan's administrator or recordkeeper.

Financial firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes.

Moreover, financial firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-accounting and other shareholder services. A financial firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Administrator, another affiliate of the Fund or the Distributor (normally not to exceed an annual rate of 0.50% of a Fund's average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients although payments with respect to shares in retirement plans are often higher). PIMCO or its affiliates may pay a financial firm or specified benefit plan an additional amount not to exceed 0.25% for sub-accounting or other shareholder services.

These fees and expenses could reduce an investment return in Class R shares. For further information on Class R shares and related items, please refer to the SAI.

No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares

The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Institutional Class, I-2, I-3 or Administrative Class shares. Only certain investors are eligible to purchase these share classes. Your financial advisor or financial firm can help you determine if you are eligible to purchase Institutional Class, I-2, I-3 or Administrative Class shares. You can also call 888.87.PIMCO.

An investor transacting in Institutional Class shares, I-2 shares or I-3 shares may be required to pay a commission to a broker or other financial firm. Other share classes of the Funds that have different fees and expenses are available.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances, and "wrap account" programs established with broker-dealers or other financial firms may purchase Institutional Class, I-2, I-3 or Administrative Class shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

I-2 shares are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as certain asset allocation, wrap fee and other similar programs. I-2 shares may also be offered through broker-dealers and other financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Funds. I-2 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder's I-2 shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific I-2 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-2 shares.

I-3 shares of the Funds are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as mutual fund supermarkets or other no transaction fee platforms. I-3 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder's I-3 shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific I-3 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-3 shares.

Administrative Class shares are offered primarily through broker-dealers, other financial firms, and employee benefit plan alliances. Each Fund typically pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Distribution and Servicing (12b-1) Plans

Class A, Class C and Class R shares. The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares ("distribution fees") and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts ("servicing fees"). These payments are made

50	PROSPECTUS | PIMCO FUNDS

Prospectus

pursuant to Distribution and Servicing Plans ("12b-1 Plans") adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

Class A shares pay only servicing fees. Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

Class A	Servicing Fee	Distribution Fee
All Funds	0.25%	0.00%

Class C	Servicing Fee	Distribution Fee
All Funds	0.25%	0.75%

Class R	Servicing Fee	Distribution Fee
All Funds	0.25%	0.25%

Because distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class C and Class R shares do not pay initial sales charges, the distribution fees payable on Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares.

Administrative Class Shares. The Trust has adopted, pursuant to Rule 12b-1 under the 1940 Act, a separate Distribution and Servicing Plan for the Administrative Class shares of the Funds. The Distribution and Servicing Plan permits the Funds to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Administrative Class shares. Most or all of the distribution and service (12b-1) fees are paid to financial firms through which shareholders may purchase or hold shares. Because these fees are paid out of a Fund's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares.

The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each Distribution and Servicing Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

Administrative Class	Distribution and/or Servicing Fee
All Funds	0.25%

Servicing Arrangements

Shares of the Funds may be available through broker-dealers, banks, trust companies, insurance companies and other financial firms that have entered into shareholder servicing arrangements with respect to the Funds. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. These financial firms provide varying investment products, programs, platforms and accounts, through which investors may purchase, redeem and exchange shares of the Funds. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular firm's products, programs, platform and accounts.

PIMCO and/or its affiliates may make payments to financial firms for the shareholder services provided. These payments are made out of PIMCO's resources, including the supervisory and administrative fees paid to PIMCO under the Funds' supervision and administration agreement. The actual services provided by these firms, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the financial firm and/or a percentage of the value of shares held by investors through the firm. Please see the SAI for more information.

These payments may be material to financial firms relative to other compensation paid by the Funds, PIMCO and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service (12b-1) fees, revenue sharing or "shelf space" fees and event support, other non-cash compensation and charitable contributions paid to or at the request of such firms (described below). Also, the payments may differ depending on the Fund or share class and may vary from amounts paid to the Funds' transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not control these financial firms' provision of the services for which they are receiving payments.

These financial firms may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Funds. These additional fees may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each financial firm is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial firms or participants in programs serviced by them should contact the financial firm for information regarding these fees and conditions.

Other Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or "reallowed" to the financial firm, including their financial advisors through which you purchase your shares. With respect to Class C shares, the financial firms are also paid at the time of your purchase a commission of up to 1.00% of your investment in such share class. Please see the SAI for more details.

Revenue Sharing/Marketing Support. The Distributor or PIMCO (for purposes of this subsection only, collectively, "PIMCO") make payments and provide other incentives to financial firms as compensation for services such as providing the Funds with "shelf space," or a higher profile for the financial firms' financial advisors and their customers, placing the Funds on the financial firms' preferred or recommended fund list, granting PIMCO access to the financial firms' financial advisors and furnishing marketing

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support and other specified services. These payments may be significant to the financial firms.

A number of factors are considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or other funds sponsored by PIMCO together or a particular class of shares, during a specified period of time. PIMCO also makes payments to one or more financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the Funds and the quality of the financial firm's relationship with PIMCO and/or its affiliates.

The additional payments described above are made from PIMCO's (or its affiliates') own assets (and sometimes, therefore referred to as "revenue sharing") pursuant to agreements with financial firms and do not change the price paid by investors for the purchase of a Fund's shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds or other PIMCO-sponsored funds. With respect to Class A and Class C shares (and, Class R shares, to the extent a financial firm has a written agreement to receive revenue sharing on Class R shares), except as described in the following paragraph, the level of payments made to a financial firm will vary and generally will not exceed in any billing period the sum of: (a) 0.10% of gross sales of Class A and Class C shares (Class R shares, if applicable) of the Trust and PIMCO Equity Series by such financial firm; and (b) an annual rate of 0.03% of the assets attributable to that financial firm invested in Class A and Class C shares (Class R shares, if applicable) of the funds of the Trust and funds of PIMCO Equity Series (as determined by the contractual arrangement between the parties) (the "10/3 cap"). In certain cases, the payments described in the preceding sentence are subject to minimum payment levels or vary based on the advisory fee or total expense ratio of the relevant Fund(s). In lieu of payments pursuant to the foregoing formula, PIMCO or its affiliates makes, in certain instances, payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formula.

Financial firms with a combined AUM in excess of $5 billion in Class A, Class C and I-2 shares of funds of the Trust and PIMCO Equity Series that have a written agreement with PIMCO to receive revenue sharing payments on the applicable share class (for purposes of this paragraph, "Eligible Firms") are eligible for marketing support payments beyond those described in the preceding paragraph on certain Eligible Assets (as defined below). The total payment in any billing period (as determined by the contractual arrangement between the parties) to any Eligible Firm with an agreement to receive revenue sharing payments on I-2 shares generally shall not exceed 0.05% of the combined Eligible Assets of Class A, Class C and I-2 shares of the funds of the Trust and PIMCO Equity Series. Should any Eligible Firm not collect marketing support on I-2 shares, the total payment to such Eligible Firm generally shall not exceed the greater of: (a) 0.05% of Eligible Assets of Class A and Class C shares of funds of the Trust and funds of PIMCO Equity Series; or (b) the 10/3 cap with respect to Class A and Class C shares only. With respect to the Eligible Firms receiving marketing support payments with respect to I-2 shares pursuant to this paragraph, payments may be lower for particular funds of the Trust or funds of PIMCO Equity Series as compared to other funds of the Trust or funds of PIMCO Equity Series. "Eligible Assets" for purposes of this paragraph are all assets of Class A, Class C and I-2 shares of funds of the Trust and funds of PIMCO Equity Series attributable to such Eligible Firm less any such assets attributable to the Eligible Firm that the Eligible Firm instructs PIMCO in writing to exclude. Although these payments are made from PIMCO's own assets, in some cases the levels of such payments may vary by Fund or share class in relation to advisory fees, total annual operating expenses or other payments made by the Fund or share class to PIMCO. These additional payments by PIMCO may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds.

Model Portfolios. Payments for revenue sharing, in certain circumstances, may also be made to financial firms in connection with the marketing and sale of model portfolios developed by PIMCO or servicing of accounts tracking such model portfolios. Such payments relate to assets under management, the advisory fee, the total expense ratio, or sales of any share class, of the Funds in such PIMCO-developed models. The cap rates set forth under "Revenue Sharing/Marketing Support" above do not apply to payments for the marketing and sale of model portfolios.

Ticket Charges. In addition to revenue sharing payments, PIMCO makes payments to financial firms in connection with certain transaction fees (also referred to as "ticket charges") incurred by the financial firms.

Event Support; Other Non-Cash Compensation; Charitable Contributions. In addition to the payments described above, PIMCO pays and/or reimburses, at its own expense, financial firms' sponsorship and/or attendance at conferences, seminars or informational meetings ("event support"), provides financial firms or their personnel with occasional tickets to events or other entertainment, meals and small gifts or pays or provides reimbursement for reasonable travel and lodging expenses for attendees of PIMCO educational events ("other non-cash compensation"), and makes charitable contributions to valid charitable organizations at the request of financial firms ("charitable contributions") to the extent permitted by applicable law, rules and regulations.

Visits; Training; Education. In addition to the payments described above, wholesaler representatives and employees of PIMCO or its affiliates visit financial firms on a regular basis to educate financial advisors and other personnel about the Funds and to encourage the sale or recommendation of Fund shares to their clients. PIMCO may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a financial firm's financial advisors and other personnel.

Platform Support; Leads; Consultant Services. PIMCO also may make payments or reimbursements to financial firms or their affiliated companies, which may be used for their platform development, maintenance, improvement and/or the availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, eligibility for inclusion on sample fund line-ups, trading or order taking platforms and related infrastructure/technology and/or legal, risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, "platform

52	PROSPECTUS | PIMCO FUNDS

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support"), or for various studies, surveys, industry data, research and information about, and contact information for, particular financial advisors who have sold, or may in the future sell, shares of the Funds or other PIMCO-advised funds (i.e., "leads"). Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Funds with such financial firms' affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Funds or in other products sponsored or distributed by PIMCO or its affiliates. In addition, PIMCO may pay investment consultants or their affiliated companies for certain services including technology, operations, tax, or audit consulting services and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms (collectively, "consultant services").

Payments. Payments for items including event support, platform support, leads and consultant services (but not including certain account services), as well as revenue sharing, are, in certain circumstances, bundled and allocated among these categories in PIMCO's discretion. Portions of such bundled payments allocated by PIMCO to revenue sharing shall remain subject to the percentage limitations on revenue sharing payments disclosed above. The financial firms receiving such bundled payments may characterize or allocate the payments differently from PIMCO's internal allocation.

If investment advisers, distributors or affiliated persons of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial advisors may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial advisors also may have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Fund shares through a financial firm should consult with the shareholder's financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial advisor.

Although the Funds may use financial firms that sell Fund shares to effect transactions for the Funds' portfolios, the Funds and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by PIMCO to financial firms, please see the SAI.

Purchases, Redemptions and Exchanges

The following section provides basic information about how to purchase, redeem and exchange shares of the Funds.

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the SAI, which can be obtained free of charge by written request to the Funds at P.O. Box 219294, Kansas City, MO 64121-9294, visiting pimco.com or by calling 888.87.PIMCO. The SAI provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

■

Automated telephone and wire transfer procedures

■

Automatic purchase, exchange and withdrawal programs

■

A link from your PIMCO Fund account to your bank account

■

Special arrangements for tax-qualified retirement plans

■

Investment programs which allow you to reduce or eliminate the initial sales charges

■

Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

In addition to the other methods and notwithstanding any limitations described herein, shareholders with eligible Fund direct accounts may purchase Class A and Class C shares, and redeem (sell) and exchange Class A and Class C shares, by accessing their accounts online at pimco.com/MyAccountAccess.  Shareholders with eligible Fund direct accounts in the Institutional class may purchase, redeem (sell) and exchange shares by accessing their accounts online at pimco.com/InstitutionalAccountAccess. Accordingly, an investor must first establish a Fund direct account by completing and mailing the appropriate account application. Online redemptions are not available for all Fund direct accounts because in certain cases, a signature guarantee may be required.

If a shareholder elects to use Account Access to effect transactions for their Fund direct account, the shareholder will be required to establish and use a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. A Fund will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during drastic economic or market changes or during other times when communications may be under unusual stress. Please see the Funds' SAI for additional terms, conditions and considerations.

If a shareholder elects not to use Account Access to view their account or effect transactions, the shareholder should not establish online account access.  If online account access has already been established and the client no longer wants the account accessible online, the client can call 888.87.PIMCO and request to suspend online access.

The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The Trust or the Distributor may lower or waive the minimum initial or subsequent investment for certain categories of investors at their discretion. Please see the SAI for details.

Purchasing Shares — Class A and Class C

You can purchase Class A or Class C shares of the Funds in the following ways:

■

Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may establish higher minimum investment requirements than the Trust and may also independently

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charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm.

■

Through the Distributor. You should discuss your investment with your financial advisor before you make a purchase to be sure the Fund is appropriate for you. To make direct investments, your broker-dealer or other financial firm must open an account with the Trust and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

■

Investment Minimums — Class A and Class C Shares. The following investment minimums apply for purchases of Class A and Class C shares.

Purchasing Shares — Class R

Eligible plan investors may purchase Class R shares of the Funds at the relevant NAV of that class without a sales charge. See "No Sales Charges — Class R Shares" above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial firm or the Distributor. Specified benefit plans and financial firms may charge for such services.

Specified benefit plans may also purchase Class R shares directly through the Distributor. To make direct investments, a plan administrator must open an account with the Fund and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

■

Investment Minimums — Class R Shares. There is no minimum initial or additional investment in Class R shares.

To invest directly by mail, specified benefit plans should send a check payable to the PIMCO Family of Funds, along with a completed Account Application to the Trust by mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight courier to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.

The Funds accept all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to the PIMCO Family of Funds and should clearly indicate the relevant account number. Please call the Funds at 888.87.PIMCO if you have any questions regarding purchases by mail.

The Funds reserve the right to require payment by wire, Automatic Clearing House (ACH) or U.S. bank check. The Funds generally do not accept payments made by cash, money order, temporary/starter checks, third-party checks, credit card checks, traveler's check, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The SAI describes a number of additional ways you can make direct investments, including through the PIMCO Funds Automatic Investment Plan and ACH Network. You can obtain the SAI free of charge from the Funds by written request to the address above, visiting pimco.com or by calling 888.87.PIMCO.

Purchasing Shares — Institutional Class, I-2, I-3 and Administrative Class

Eligible investors may purchase Institutional Class, I-2, I-3 and Administrative Class shares of the Funds at the relevant NAV of that class without a sales charge. See "No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares" above.

■

 Investment Minimums — Institutional Class, I-2, I-3 and Administrative Class Shares. The following investment minimums apply for purchases of Institutional Class, I-2, I-3 and Administrative Class shares.

■

Initial Investment. Investors who wish to invest in Institutional Class and Administrative Class shares may obtain an Account Application online at pimco.com or by calling 888.87.PIMCO. I-2 and I-3 shares are only available through financial firms. See "No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares." The completed Account Application may be submitted using the following methods:

Facsimile: 816.421.2861

Regular Mail:
     PIMCO Funds
     P.O. Box 219024
     Kansas City, MO 64121-9024
Overnight Mail:
     PIMCO Funds
     c/o DST Asset Manager Solutions, Inc.
     430 W. 7th Street STE 219024
     Kansas City, MO 64105-1407

E-mail: piprocess@dstsystems.com

Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to:

PIMCO Funds c/o State Street Bank & Trust Co.
One Lincoln Street, Boston, MA 02111
ABA: 011000028
DDA: 9905-7432
ACCT: Investor PIMCO Account Number
FFC: Name of Investor and Name of Fund(s) in which you wish to invest

Before wiring federal funds, the investor must provide order instructions to the Transfer Agent by facsimile at 816.421.2861, by telephone at

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888.87.PIMCO or by e-mail at piprocess@dstsystems.com (if an investor elected this option at account opening or subsequently in writing). In order to receive the current day's NAV, order instructions must be received in good order prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) ("NYSE Close"). Instructions must include the name and signature of an authorized person designated on the Account Application ("Authorized Person"), account name, account number, name of Fund and share class and amount being wired. Failure to send the accompanying wire on the same day may result in the cancellation of the order. A wire received without order instructions generally will not be processed and may result in a return of wire; however, PIMCO may determine in its sole discretion to process the order based upon the information contained in the wire.

An investor may place a purchase order for shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by PIMCO or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with the Trust on behalf of its customers.

■

Additional Investments. An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by sending a facsimile or e-mail or by calling the Transfer Agent and wiring federal funds as outlined above. Eligible Institutional Class shareholders may also purchase additional shares online at pimco.com/InstitutionalAccountAccess. Contact your financial firm for information on purchasing additional I-2 or I-3 shares.

■

Other Purchase Information. Purchases of a Fund's Institutional Class, I-2, I-3 and Administrative Class shares will be made in full and fractional shares.

Purchasing Shares — Additional Information

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

In the interest of economy and convenience, certificates for shares will not be issued.

Redeeming Shares — Class A and Class C

You can redeem (sell) Class A or Class C shares of the Funds in the following ways:

■

Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

■

Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Class A and Class C shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

■

Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request, you must send the following items to the PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294:

1.

a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

2.

for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Validation" below;

3.

any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

4.

any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 888.87.PIMCO before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request if they are held in "street name" accounts—you must redeem through your financial firm.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Validation" below.

The SAI describes a number of additional ways you can redeem your shares, including:

■

Telephone requests to the Transfer Agent

■

Online Account Access

■

Expedited wire transfers

■

Automatic Withdrawal Plan

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■

Automated Clearing House (ACH) Network

Unless you specifically elect otherwise, your initial Account Application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and ACH privileges, you must specifically elect the particular option on your Account Application and satisfy certain other requirements. The SAI describes each of these options and provides additional information about selling shares.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial firm, that firm may charge you a commission or other fee for processing your redemption request.

Redeeming Shares — Class R

Class R shares may be redeemed through the investor's plan administrator. Investors do not pay any fees or other charges to the Trust when selling shares, although specified benefit plans and financial firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Trust's Transfer Agent or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial firms will be responsible for furnishing all necessary documentation to the Trust's Transfer Agent and may charge for their services.

Redeeming Shares — Institutional Class and Administrative Class

■

Redemptions in Writing. Investors may redeem (sell) Institutional Class and Administrative Class shares by sending a facsimile, written request or e-mail as follows:

Facsimile: 816.421.2861

Regular Mail:
PIMCO Funds
P.O. Box 219024
Kansas City, MO 64121-9024

Overnight Mail:
PIMCO Funds
c/o DST Asset Manager Solutions, Inc.
430 W. 7th Street, STE 219024
Kansas City, MO 64105-1407

E-mail: piprocess@dstsystems.com

The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed or made by an Authorized Person.

Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions as a procedure designed to confirm that instructions are genuine.

All redemptions, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares — Additional Information."

■

Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Institutional Class and Administrative Class shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing him or herself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that shareholders will be unable to redeem their shares by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares — Additional Information."

An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a letter of instruction signed by an Authorized Signer. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier. Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

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Redemptions Online

An investor may redeem Institutional Class shares through their account online. To access your online account, please log onto pimco.com/InstitutionalAccountAccess and enter your account information and personal identification data.

Redeeming Shares — I-2 and I-3

An investor may redeem (sell) I-2 or I-3 shares through the investor's financial firm.  Investors do not pay any fees or other charges to the Trust when selling I-2 or I-3 shares.  Please contact the financial firm for details.

A financial firm is obligated to transmit an investor's redemption orders to the Transfer Agent promptly and is responsible for ensuring that a redemption request is in proper form. The financial firm will be responsible for furnishing all necessary documentation to the Transfer Agent and may charge for its services.

Redeeming Shares — Additional Information

Redemptions of all Classes of Fund shares may be made on any day the NYSE is open, but may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

In addition, a temporary hold may be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term "Specified Adult" refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Following the receipt of a redemption request, redemption proceeds will normally be mailed to the redeeming shareholder within three calendar days or, in the case of wire transfer or ACH redemptions, will normally be sent to the designated bank account within one business day. Institutional Class shareholders may only receive redemption proceeds via wire transfer or ACH redemptions. ACH redemptions may be received by the bank on the second or third business day following a redemption request, but in either case may take up to seven days. In cases where shares have recently been purchased by personal check (Class A, Class C or Class R shareholders only), redemption proceeds may be withheld until the check has been collected, which may take up to 10 calendar days. To avoid such withholding, investors in Class A, Class C or Class R shares should purchase shares by certified or bank check or by wire transfer.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of Authorized Persons designated on the completed Account Application that are required to effect a redemption, and accompanied by a signature validation, as determined in accordance with the Trust's procedures, as more fully described below.

Retirement plan sponsors, participant recordkeeping organizations and other financial firms may also impose their own restrictions, limitations or fees in connection with transactions in the Funds' shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees that are imposed in connection with transactions in Fund shares.

In order to meet redemption requests, the Funds typically expect to use a combination of sales of portfolio assets, holdings of cash and cash equivalents (including cash flows into Funds) and financing transactions (such as reverse repurchase agreements). These methods of meeting redemption requests are expected to be used regularly. The Funds reserve the right to use other types of borrowings and interfund lending. The use of borrowings (such as a line of credit) and interfund lending in order to meet redemption requests is typically expected to be used only during stressed market conditions, if at all. See "Characteristics and Risks of Securities and Investment Techniques—Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings" and the SAI for more information. The Funds' use of redemptions in kind is discussed below.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash, which may be in the form of a pro-rata slice of the Fund's portfolio (potentially with certain exclusions and modifications), individual securities or a representative basket of securities, in each case, subject to the Trust's in-kind redemption procedures and related regulatory guidance. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature Validation" below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g.,

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under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Validation

When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. When a Medallion signature guarantee or SVP stamp is required, signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program or providing SVP stamps may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact the Transfer Agent for additional details regarding the Funds' signature validation requirements. In addition, PIMCO or the Transfer Agent may reject a Medallion signature guarantee or SVP stamp.

In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application to effect transactions for the organization.

Minimum Account Size

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.

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Class A and Class C. Investors should maintain an account balance in the Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor's balance for the Fund remains below the minimum for three months or longer, the Trust reserves the right (except in the case of employer-sponsored retirement accounts) to redeem an investor's remaining shares and close the Fund account. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator's policies applies. An investor will receive advance notice of the Trust's intention to redeem the investor's shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

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Institutional Class and Administrative Class. If, at any time, an investor's shares in an account do not have a value of at least $100,000 due to redemption by the investor, the Trust reserves the right to redeem an investor's remaining shares and close the Fund account. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator's policies applies. An investor will receive advance notice of the Trust's intention to redeem the investor's shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds' prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by the Trust. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

Exchanging Shares

You may exchange shares of a Fund for the same class of shares of any other fund of the Trust or a fund of PIMCO Equity Series that offers the same class of shares, subject to any restriction on exchanges set forth in the applicable Fund's prospectus. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.

Exchanges of Class A and Class C shares are subject to an initial $1,000 minimum (and subsequent $50 minimum) for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Automatic Exchange Plan. Specified benefit plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges of Class R shares.

An exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this prospectus and "Taxation" in the SAI.

Eligible investors who maintain their account directly with the Funds may submit a request to exchange Fund shares by accessing their account online.  Eligible direct investors in Class A and Class C shares may access their online account via pimco.com/MyAccountAccess.  Eligible direct investors in Institutional shares may access their online account via pimco.com/InstitutionalAccountAccess.

If you maintain your Class A, Class C or Class R account with the Trust, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or by calling the Funds at 888.87.PIMCO. Exchanges of an amount of $10 million or more must be submitted in writing by an Authorized Person. If you maintain your Institutional Class or Administrative Class shares with the Trust, you may exchange shares by following the redemption procedures for those classes above. If you maintain Class A, Class C, Class R, Institutional Class, I-2, I-3 or Administrative Class shares through an intermediary, please contact the intermediary to conduct your transactions.

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Shares of one class of a Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge and other rules, as described in the SAI. If I-2 or I-3 shares are exchanged for Class A shares, a Class A sales charge will not apply.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, Class C and Class R shares.

The SAI provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the SAI free of charge from the Funds by written request to the address above, by visiting pimco.com or by calling 888.87.PIMCO.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations

A purchase order received by the Trust or its designee prior to the NYSE Close, on a day the Trust is open for business, together with payment made in one of the ways described above will be effected at that day's NAV plus any applicable sales charge. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Trust is "open for business" on each day the NYSE is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate a Fund's NAV, in accordance with applicable law. A Fund reserves the right to close if the primary trading markets of the Fund's portfolio instruments are closed and the Fund's management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close trading early, each Fund may close trading early. Purchase orders will be accepted only on days which the Trust is open for business.

A redemption order received by the Trust or its designee prior to the NYSE Close on a day the Trust is open for business, is effective on that day (unless a specific subsequent trade date is provided). A redemption order received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee, minus any applicable sales charge. However, orders received by certain broker-dealers and other financial firms on a business day prior to the NYSE Close and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected on the business day the order was received by the financial firm. The request must properly identify all relevant information such as trade date, account name, account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.

The Trust and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund shares, including with respect to one or more share classes of a Fund. The Trust or the Distributor may reject an order for purchase of Fund shares for any reason or no reason. The sale of shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect the Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as "market timing." However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds' investment strategies may expose the Funds to risks associated with market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds' non-U.S. portfolio securities and the determination of the Funds' NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities

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that are thinly traded and therefore may have actual values that differ from their market prices.

Except as identified below, to discourage excessive, short-term trading and other abusive trading strategies, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders ("Market Timing Policy"). Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending on various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Trust's investments, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. Purchases and sales by the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Global Core Asset Allocation Fund and PIMCO Multi-Strategy Alternative Fund in certain Underlying PIMCO Funds may be exempt from certain limitations under the Market Timing Policy in order to allow these Funds to manage their cash flows and reallocate portfolio investments in the Underlying PIMCO Funds according to their allocation targets.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of a Fund's portfolio holdings and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of a Fund's portfolio securities. See "How Fund Shares Are Priced" below for more information.

Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price and may also monitor for any attempts to improperly avoid the imposition of a redemption fee. Notice of such restrictions, if any, will vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Fund.

Verification of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account:

1.

Name;

2.

Date of birth (for individuals);

3.

Residential or business street address; and

4.

Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

How Fund Shares Are Priced

The price of a Fund's shares is based on the Fund's NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class.

On each day that the NYSE is open, Fund shares are ordinarily valued as of the NYSE Close. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds' approved pricing services, quotation reporting systems and other third-party sources (together, "Pricing Services"). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary

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exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange-traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies (other than exchange-traded funds), a Fund's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument ("zero trigger") between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund's portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services' prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Funds' use of fair valuation may also help to deter

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"stale price arbitrage" as discussed above under "Abusive Trading Practices."

Under certain circumstances, the per share NAV of a class of the Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. Each Fund intends to declare income dividends and distribute them quarterly to shareholders of record.

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Account Application, by phone, or by submitting a written request, signed by an Authorized Person, indicating the account name, account number, name of Fund and share class. A shareholder may elect to invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Funds which offers that class of shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.

Shares Purchased by Wire:  Dividends will begin to accrue the business day following the day the order is effected or such later date as agreed with the Trust.

Shares Purchased by Check or ACH: The order will be effected at that day's NAV, but dividends will not begin to accrue until the following business day.

If a purchase order is placed through a broker, dealer or other financial firms authorized to settle through the National Securities Clearing Corporation (the "NSCC"), the purchase order will begin accruing dividends the business day following the NSCC settlement date or as agreed upon and as allowed by applicable law.

A Class A, Class C or Class R shareholder may choose from the following distribution options:

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Reinvest all distributions in additional shares of the same class of the Fund at NAV. You should contact your financial firm (if shares are held through a financial firm) or the Fund's Transfer Agent (if shares are held through a direct account) for details. You do not pay any sales charges on shares received through the reinvestment of Fund distributions. This will be done unless you elect another option.

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Invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Equity Series which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

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Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). If the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

The financial service firm may offer additional distribution reinvestment programs or options. Please contact the firm for details.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in any Fund.

Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive.

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Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on taxable Fund distributions of taxable income or capital gains whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, taxable Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund taxable dividends (i.e., distributions of investment income) are generally taxable to shareholders as ordinary income. A portion of distributions may be qualified dividends taxable at lower rates for individual shareholders. However, in light of the investment strategies of the Funds, it is not anticipated that a significant portion of the dividends paid by the Funds will be eligible to be reported as qualified dividends. Federal taxes on Fund distributions of gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund's distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes. See "Returns of Capital" below.

Taxable Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For

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example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

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Taxes on Redemption or Exchanges of Shares. You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

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Returns of Capital. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

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Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

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Important Tax Reporting Considerations. Your financial intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to automatic withdrawals made after January 1, 2012 or conducted via an automatic withdrawal plan.

If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

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A Note on the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund, Underlying PIMCO Funds, and the PIMCO Global Core Asset Allocation Fund. One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a Fund is not qualifying income under Subchapter M of the Code. As such, a Fund's ability to utilize direct investments in commodity linked swaps, commodities or other commodity-linked derivatives as part of its investment strategy is limited to a maximum of 10 percent of its gross income. However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that creates commodity exposure may be considered qualifying income under the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will constitute qualifying income to the Underlying PIMCO Funds and the PIMCO Global Core Asset Allocation Fund. Based on the underlying tax principles relating to such rulings, the Underlying PIMCO Funds and the PIMCO Global Core Asset Allocation Fund will continue to seek to gain exposure to the commodity markets primarily through investments in their respective Subsidiaries and perhaps through commodity-linked notes.

Under IRS regulations, income derived from a controlled foreign corporation will be considered qualifying income if a Fund's investment in the subsidiary is derived with respect to the Fund's business of investing in securities. An IRS revenue procedure states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a "security" under the 1940 Act. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or that future legislation will not adversely impact the tax treatment of a Fund's commodity-linked investments. If the IRS were to determine that income derived from certain commodity-linked notes or from investments in subsidiaries does not constitute qualifying income and if such positions were upheld or if future legislation were to adversely affect the tax treatment of Fund investments, then certain Funds, including the Underlying PIMCO Funds and the PIMCO Global Core Asset Allocation Fund, might cease to qualify as regulated investment companies and would be required to reduce their exposure to such investments which might result in difficulty in implementing their investment strategies. If such Funds did not qualify as regulated investment companies for any taxable year, their taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. Furthermore, the tax treatment of the Underlying PIMCO Funds' and the PIMCO Global Core Asset Allocation Fund's investments in their respective Subsidiaries may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character,

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timing and/or amount of the Underlying PIMCO Funds' or the PIMCO Global Core Asset Allocation Fund's taxable income or any distributions made by such Funds or result in the inability of such Funds to operate as described in their respective Prospectuses.

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A Note on the Fund of Funds Structure. Each Fund's use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders, and may therefore increase the amount of taxes payable by shareholders.

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A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Long-Term Real Return Fund, PIMCO RealEstateRealReturn Strategy Fund, PIMCO Real Return Fund, Underlying PIMCO Funds.  Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in each affected Underlying PIMCO Fund's gross income.  Due to original issue discount, each affected Underlying PIMCO Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause each affected Underlying PIMCO Fund to liquidate certain investments when it is not advantageous to do so.  Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

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Backup Withholding. Each Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

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Foreign Withholding Taxes. A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund's total return on those securities would be decreased. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of a Fund's total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, such Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

Foreign shareholders may be subject to U. S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Funds. Additionally, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see "Taxation" in the SAI for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds and of certain Acquired Funds described under "Fund Summaries" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Acquired Funds from time to time. Generally, the characteristics and risks of securities and investment techniques that may be used by the Acquired Funds from time to time are similar to those described below. However, the risks associated with an Acquired Fund's investments are described more fully in each Acquired Fund's prospectus. Accordingly, please see an Acquired Fund's prospectus for a more complete description of the Acquired Fund and the risks associated with its investments.

Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Because the PIMCO Global Core Asset Allocation Fund may invest a portion of its assets in its Subsidiary, which may hold some of the investments described in this prospectus, the PIMCO Global Core Asset Allocation Fund may be indirectly exposed to the risks associated with those investments. With respect to its investments, the GCAA Subsidiary will generally be subject to the same fundamental, nonfundamental and certain other investment restrictions as the PIMCO Global Core Asset Allocation Fund; however, the GCAA Subsidiary (unlike the PIMCO Global Core Asset Allocation Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The PIMCO Global Core Asset Allocation Fund and its Subsidiary may test for compliance with certain investment restrictions on a consolidated basis,

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except that with respect to their investments in certain securities that may involve leverage, the GCAA Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the PIMCO Global Core Asset Allocation Fund.

The PIMCO All Asset and PIMCO All Asset All Authority Funds invest substantially all of their assets in shares of the Underlying PIMCO Funds, and as such (unless otherwise indicated) do not invest directly in the securities described below. The Underlying PIMCO Funds, however, may invest in such securities. Because the value of an investment in the PIMCO All Asset and PIMCO All Asset All Authority Funds is directly related to the investment performance of the Underlying PIMCO Funds in which they invest, the risks of investing in the PIMCO All Asset and PIMCO All Asset All Authority Funds are closely related to the risks associated with the Underlying PIMCO Funds and their investments in the securities described below. Please see "Descriptions of the Underlying PIMCO Funds." Similarly, as the PIMCO Global Core Asset Allocation and PIMCO Multi-Strategy Alternative Funds may invest in shares of the Acquired Funds, the risks of investing in the PIMCO Global Core Asset Allocation and PIMCO Multi-Strategy Alternative Funds may be closely related to the risks associated with the Acquired Funds and their investments. However, as the PIMCO Global Core Asset Allocation and PIMCO Multi-Strategy Alternative Funds may also invest their assets directly in Fixed Income Instruments, equity securities, forwards or derivatives, such as options, futures contracts or swap agreements, other affiliated or unaffiliated funds, and other investments, the PIMCO Global Core Asset Allocation and PIMCO Multi-Strategy Alternative Funds may be directly exposed to certain risks described below.

Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies similar to a Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different portfolio management team or strategy, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Significant shareholder purchases and redemptions may adversely impact a Fund's portfolio management. For example, a Fund may be forced to sell a comparatively large portion of its portfolio to meet significant shareholder redemptions, or hold a comparatively large portion of its portfolio in cash due to significant shareholder purchases, in each case when the Fund otherwise would not seek to do so. Such shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase a Fund's transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause a Fund to perform differently than intended. Similarly, significant shareholder purchases may adversely affect a Fund's performance to the extent the Fund is delayed in investing new cash and, as a result, holds a proportionally larger cash position than under ordinary circumstances and such impact may be heightened in funds of funds. While such risks may apply to Funds of any size, such risks are heightened in Funds with fewer assets under management. In addition, new Funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.

More generally, a Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Such large shareholders include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Large shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions may also cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund's portfolio. Such transactions may also increase the Fund's transaction costs, decrease economies of scale, accelerate the realization of taxable income, or otherwise cause the Fund to perform differently than intended. While large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Fund.

Investment Selection

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

In selecting investments for the equity model portfolios utilized by certain Underlying PIMCO Funds, the Sub-Adviser uses the RAE® methodology for portfolio construction. The RAE® methodology is a non-capitalization method of creating and weighting a model portfolio of equity securities, within a defined market, and seeks to eliminate the potential overweighting of overpriced equity securities and underweighting of underpriced equity

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securities associated with market-capitalization equity indexes. Selections are further refined through the use of additional analytic measures and processes. Actual stock positions, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The RAE® methodology's systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule.
In selecting securities for the PIMCO Global Core Asset Allocation Fund, PIMCO may utilize proprietary and third party quantitative models that seek to identify attractive investment opportunities across asset classes and individual securities. When applying the model to asset or security selection, PIMCO considers various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors may include, but are not limited to value, carry and momentum as found in equities, interest rates, currency exchange rates, commodities, credit and call risks, inflation rates, market technical and government policies. The proportion of the Fund's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the attractiveness of factors identified by the proprietary model. There is no guarantee that PIMCO's use of a proprietary quantitative model will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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bank capital and trust preferred securities;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Funds (other than the PIMCO All Asset and PIMCO All Asset All Authority Funds), to the extent permitted by the 1940 Act, or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Similarly, the price of a bond fund with an average duration of fifteen years would be expected to fall approximately 15% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Fund's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by

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FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. Under the direction of the Federal Housing Finance Agency, FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the "Single Security Initiative") that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Municipal Bonds

Municipal Bonds are generally issued by states, territories, possessions and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk, uncertainties related to the tax status of a Municipal Bond or the rights of investors invested in these securities. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade. The value of certain municipal securities, in particular general obligation debt, may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, changes in accounting standards and by the phasing out of federal programs providing financial support. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. The types of Municipal Bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Funds may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are Municipal Bonds.

Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

Certain Funds may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. A Fund's investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond a Fund's control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. A Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.

In December 2013, regulators finalized rules implementing Section 619 (the "Volcker Rule") and Section 941 (the "Risk Retention Rules") of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund ("covered fund"), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule's compliance date, which was July 21, 2017.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with

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prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. See "Extension Risk" and "Prepayment Risk" below. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

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Extension Risk. Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

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Prepayment Risk. Mortgage-related and other asset-backed securities are subject to Prepayment Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset backed IO, PO, or inverse floater securities.

Each Fund may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Certain Funds may invest in other asset-backed securities that have been offered to investors.

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Privately Issued Mortgage-Related Securities: Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. Privately Issued Mortgage-Related Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

Loan Participations and Assignments

Each Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower's obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Reinvestment

Each Fund may be subject to the risk that the returns of a Fund will decline during periods of falling interest rates because the Fund may have to reinvest

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the proceeds from matured, traded or called debt obligations at interest rates below the Fund's current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing the Fund to invest in lower-yielding securities. A Fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the Fund's portfolio manager believes the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by a Fund from its investments is likely to have an adverse effect on the Fund's NAV, yield and total return.

Focused Investment

To the extent that a Fund focuses its investments in a particular sector, the Fund may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, a Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. A Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.

Bank Capital Securities and Trust Preferred Securities

There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred securities, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Trust preferred securities have the characteristics of both subordinated debt and preferred securities. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield and distressed company securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities and debt securities of distressed companies may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Certain Funds may invest in securities that are in default with respect to the payment of interest or repayment of principal or present an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). Each Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.

Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. Additionally, a Fund may also invest, without limitation, in residual interest bonds. Residual interest bonds are a type of inverse floater. See "Municipal Bonds."

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically

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adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as "iSTRIPS"). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

Each Fund may invest in convertible securities and equity securities, as well as securities related to equities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. Convertible securities are generally preferred securities and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred and other senior securities generally entitle the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities.

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In addition, a company's preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. In addition, preferred and other senior securities often have special redemption rights allowing issuers to redeem such securities at par earlier than scheduled. If these rights are exercised, a Fund may have to reinvest proceeds in less attractive securities.

Among other risks described in this Prospectus, the following issues are particularly associated with investments in preferred and other senior securities.

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Deferral and Omission of Distributions. Preferred and other senior securities may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for a Fund.

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Limited Voting Rights. Preferred and other senior securities generally do not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time.

In the future, preferred or other senior securities may be offered with features different from those described above, and as such, may entail different risks. Over longer periods of time, certain types of preferred or other senior securities may become more scarce or less liquid as a result of legislative changes. Such events may result in losses to a Fund as the prices of securities it holds may be negatively affected. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred or senior securities.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred security or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred security or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

Each Fund may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign (non-U.S.) government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. A Fund's investments in foreign (non-U.S.) securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. company's securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the "country of exposure" of such instrument is a non-U.S. country, as determined by the criteria set forth below. For each Fund other than the PIMCO Multi-Strategy Alternative Fund, with respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the "country of exposure" of such money market instrument is a non-U.S. country). A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. For the PIMCO Multi-Strategy Alternative Fund, with respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivative instrument, or a substantial portion of the components of the

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index to which the derivative instrument is exposed, are: (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments; or (iii) instruments or securities that are issued by issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the "country of exposure" of such money market instrument is a non-U.S. country). A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. Further, with respect to the PIMCO Multi-Strategy Alternative Fund's derivative instruments, where a derivative instrument is exposed to an index, PIMCO generally considers the derivative to be economically tied to each country represented by the components of the underlying index pursuant to the criteria set forth in the preceding sentence.

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Investors should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. Each Fund that may invest in foreign (non-U.S.) securities may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located in an emerging market country; or the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument's "country of exposure" is an emerging market country. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in

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Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These  risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies

Direct investments in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

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Foreign Currency Transactions. Funds that invest in securities denominated in foreign (non-U.S.) currencies may engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund's ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.

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Redenomination. Continuing uncertainty as to the status of the euro and the European Monetary Union (the "EMU") has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets and on the values of a Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to currency risk, liquidity risk and risk of improper valuation to a greater extent than similar investments currently denominated in euros. To the extent a

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currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

There can be no assurance that if a Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw a Fund's investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to ⅓ of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund's total assets. In addition, a Fund may borrow from certain other PIMCO funds in inter-fund lending transactions to the extent permitted by an exemptive order from the SEC.

Derivatives

Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Each Fund may invest some or all of its assets in derivative instruments, subject to the Fund's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the SAI.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund's exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund's investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

CPI Swap. A CPI swap is a fixed maturity, over-the-counter derivative transaction in which the investor receives the "realized" rate of inflation as measured by the Consumer Price Index for All Urban Consumers ("CPI") over the life of the swap. The investor in turn pays a fixed annualized rate over the life of the swap. This fixed rate is often referred to as the "breakeven inflation" rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are typically in "bullet" format, where all cash flows are exchanged at maturity. In addition to counterparty risk, CPI swaps are also subject to inflation risk, where the swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of certain derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, a short position in a credit default swap could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

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Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund's derivative transactions, or impede the employment of a Fund's derivatives strategies, or adversely affect a Fund's performance.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange-traded fund would not correlate perfectly with the index upon which the exchange-traded fund is based because the fund's return is net of fees and expenses. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, many of the Funds offered in this prospectus seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a Fund, or derivatives or other strategies used by a Fund, from achieving a desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/ bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the NAV of Fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests; (iv) a Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

In this regard, a Fund may seek to achieve its investment objective, in part, by investing in derivatives that are designed to closely track the performance of an index on a daily basis. However, the overall investment strategies of the Fund are not generally designed or expected to produce returns which replicate the performance of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent the Fund, or the derivatives or other strategies used by the Fund, from achieving desired correlation with an index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for derivative instruments or securities in which the Fund invests.

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A Note on the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund, Underlying PIMCO Funds, and the PIMCO Global Core Asset Allocation Fund. In light of certain revenue rulings and private letter

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rulings issued by the IRS, as discussed above under "Tax Consequences—A Note on the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund, Underlying PIMCO Funds, and the PIMCO Global Core Asset Allocation Fund," the Underlying PIMCO Funds and the PIMCO Global Core Asset Allocation Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in their respective Subsidiaries (as discussed below). The Underlying PIMCO Funds and the PIMCO Global Core Asset Allocation Fund may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities and commodities futures contracts. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities, subset of commodities futures contracts or commodity index.

These notes expose the Underlying PIMCO Funds and the PIMCO Global Core Asset Allocation Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, each of the Underlying PIMCO Funds and the PIMCO Global Core Asset Allocation Fund may receive more or less principal than it originally invested. Each Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

The Underlying PIMCO Funds and the PIMCO Global Core Asset Allocation Fund may also invest in other commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract, a subset of commodities, a subset of commodities futures contracts or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Options transactions may be effected on exchanges or in the OTC market. When OTC options are purchased, each Underlying PIMCO Fund's and the PIMCO Global Core Asset Allocation Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Underlying PIMCO Funds and the PIMCO Global Core Asset Allocation Fund may have difficulty closing out their respective positions. OTC options also may include options on baskets of specific securities. Many swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is often no central exchange for swap transactions and therefore they can be less liquid investments than exchange-traded instruments. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as "swaps." The CFTC has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phased-in basis. The investment adviser will continue to monitor these developments, particularly to the extent regulatory changes affect a Fund's ability to enter into swap agreements.

As described below under "Characteristics and Risks of Securities and Investment Techniques—Investments in a Wholly-Owned Subsidiary," the Underlying PIMCO Funds and the PIMCO Global Core Asset Allocation Fund may gain exposure to commodity markets by investing in their respective Subsidiaries. It is expected that each such Fund's Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments.

The IRS issued a revenue ruling that limits the extent to which a Fund may invest directly in commodity linked swaps or certain other commodity-linked derivatives. The Subsidiaries, on the other hand, may invest in these commodity-linked derivatives generally without limitation. See "Tax Consequences—A Note on the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund, Underlying PIMCO Funds, and the PIMCO Global Core Asset Allocation Fund" above for further information.

Investments in a Wholly Owned Subsidiary

Investments in their respective Subsidiaries are expected to provide the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund, Underlying PIMCO Funds, and the PIMCO Global Core Asset Allocation Fund with exposure to the commodity markets within the limitations of the Subchapter M of the Code and IRS revenue rulings, as discussed above under "Tax Consequences—A Note on the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund, Underlying PIMCO Funds, and the PIMCO Global Core Asset Allocation Fund."

It is expected that each Subsidiary will invest primarily in investment vehicles that invest in physical commodities, commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of Fixed Income Instruments. The Underlying PIMCO Funds and the PIMCO Global Core Asset Allocation Fund will likely gain exposure to these derivative instruments indirectly by investing in their respective Subsidiaries. To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, each Fund's investment in its respective Subsidiary will likely increase. Each Subsidiary will also invest in Fixed Income Instruments, which are intended to serve as margin or collateral for each Subsidiary's derivatives position, common and preferred securities as well as convertible securities

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of issuers in commodity-related industries, collateralized debt obligations, event-linked bonds and event-linked swaps. To the extent that the Underlying PIMCO Funds and the PIMCO Global Core Asset Allocation Fund invest in their respective Subsidiaries, each Fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this prospectus.

While a Subsidiary may be considered similar to an investment company, no Subsidiary is registered under the 1940 Act and, unless otherwise noted in the prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying PIMCO Funds, the PIMCO Global Core Asset Allocation Fund and/or their respective Subsidiaries to operate as described in this prospectus and the SAI and could adversely affect the Underlying PIMCO Funds and/or the PIMCO Global Core Asset Allocation Fund. Changes in the laws of the United States and/or the Cayman Islands could adversely affect the performance of the Underlying PIMCO Funds, the PIMCO Global Core Asset Allocation Fund and/or their Subsidiaries and result in a Fund underperforming its benchmark index.

Exchange-Traded Notes (ETNs)

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or "earmarked" to cover these positions. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a

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loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security's price appreciates in value such that the security's price is above the agreed-upon price on the settlement date.

Investment in Other Investment Companies

The PIMCO All Asset and PIMCO All Asset All Authority Funds invest substantially all of their assets in other investment companies. Each of the PIMCO All Asset and PIMCO All Asset All Authority Fund's investments in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The PIMCO Global Core Asset Allocation Fund and PIMCO Multi-Strategy Alternative Fund may invest in Underlying PIMCO Funds, and to the extent permitted by the 1940 Act or exemptive relief therefrom, other affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act, such as open-end or closed-end management investment companies, exchange-traded funds and exchange traded vehicles. Other unaffiliated investment companies are not required to make their shares available for purchase by a Fund, and there is no guarantee that such investment will be, or will continue to be, available.

Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. A Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The limitation described in the foregoing sentence shall not apply to the PIMCO Global Core Asset Allocation Fund's investment in its Subsidiary. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.

Each Fund may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, and certain other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, each Fund may, in the future, elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Small-Cap and Mid-Cap Companies

Certain Funds may invest in equity securities of small-capitalization and mid-capitalization companies. The Funds consider a small-cap company to be a company with a market capitalization of up to $1.5 billion and a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion. Investments in small-cap and mid-cap companies involve greater risk than investments in large-capitalization companies. Small- and mid-cap companies may not have an established financial history, which can present valuation challenges. The equity securities of small- and mid-cap companies may be subject to increased market fluctuations, due to less liquid markets and more limited managerial and financial resources. A Fund's investment in small- and mid-cap companies may increase the volatility of the Fund's portfolio.

Short Sales

A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. When making a short sale (other than a "short sale against the box"), a Fund must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.  A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Investments

Each Fund may invest up to 15% of its net assets (taken at the time of investment) in illiquid investments that are assets. Certain illiquid investments may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid investments, and transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. The term "illiquid investments" for this purpose means investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid (i.e., classified by the Fund in a liquidity category other than "illiquid" pursuant to the Fund's liquidity risk management procedures), although they may be relatively less liquid than registered securities traded on established secondary markets. Additional discussion of illiquid investments

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and related regulatory limits and requirements is available under "Investment Objectives and Policies" in the SAI.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Fund bears the risk of such investments.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, a Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of a Fund's portfolio) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. In addition to indirectly bearing the expenses associated with portfolio turnover of the Acquired Funds, the PIMCO Global Core Asset Allocation Fund and PIMCO Multi-Strategy Alternative Fund will directly bear these expenses to the extent that they invest in other securities and instruments. Please see a Fund's "Fund Summary—Portfolio Turnover" or the "Financial Highlights" in this prospectus for the portfolio turnover rates of the Funds that were operational during the last fiscal year.

Temporary Defensive Positions

For temporary defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

From time to time, as the prevailing market and interest rate environments warrant, and at the discretion of its portfolio manager, some portion of a Fund's total net assets may be uninvested. In such cases, Fund assets will be held in cash in a Fund's custody account. Cash assets are generally not income-generating and would impact a Fund's performance.

Changes in Investment Objectives and Policies

The investment objective of each of the PIMCO All Asset All Authority, PIMCO Global Core Asset Allocation and PIMCO Multi-Strategy Alternative Funds is non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines, in its sole discretion, that the security is of comparable quality to a rated security that the Fund may purchase. In making ratings determinations, PIMCO may take into account different factors than those taken into account by rating agencies, and PIMCO's rating of a security may differ from the rating that a rating agency may have given the same security. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

Cyber Security

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to

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PIMCO Funds

operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund's digital information systems (e.g., through "hacking" or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Fund's third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund's investment to lose value.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund's ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

80	PROSPECTUS | PIMCO FUNDS

Prospectus

Descriptions of the Underlying PIMCO Funds

The PIMCO All Asset and PIMCO All Asset All Authority Funds invest substantially all of their assets in some or all of the Underlying PIMCO Funds, which, for these two Funds, is defined to include the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management. The PIMCO Global Core Asset Allocation Fund may invest its assets in some or all of the Underlying PIMCO Funds, which, for the Fund, is defined to include Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management. The PIMCO Multi-Strategy Alternative Fund may invest its assets in some or all of the Underlying PIMCO Funds, which, for the Fund, is defined to include Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management, or shares of any funds of PIMCO ETF Trust, an affiliated investment company. Each of the PIMCO Global Core Asset Allocation and PIMCO Multi-Strategy Alternative Funds is further permitted to invest in Acquired Funds, which, for these Funds, is defined to include the Underlying PIMCO Funds (as defined for each Fund) and other affiliated funds, including funds of the PIMCO ETF Trust, and unaffiliated funds. Because the Underlying PIMCO Funds are not offered in this prospectus, the following provides a general description of the main investments and other information about the Underlying PIMCO Funds. At the discretion of PIMCO and without shareholder approval, the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Core Asset Allocation and PIMCO Multi-Strategy Alternative Funds may invest in additional Underlying PIMCO Funds created in the future. For a complete description of an Underlying PIMCO Fund, please see that Fund's Institutional Class or Class M prospectus (or Fund prospectus in the case of any exchange-traded fund of the PIMCO ETF Trust or PIMCO Equity Series), which is incorporated herein by reference and is available free of charge by telephoning the Trust at 888.87.PIMCO.

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Instruments(2)
Short Duration	PIMCO Low Duration Income	Short maturity fixed income instruments	0 to 3 years	Max 30% of total assets below Baa(3)	No Limitation(4)
	PIMCO Short Asset Investment	Money market instruments and short maturity fixed income instruments	≤ 1.5 years	Baa to Aaa	0%
	PIMCO Short-Term	Money market instruments and short maturity fixed income instruments	≤ 1 year	B to Aaa; max 10% of total assets below Baa	0-10% of total assets(5)
	PIMCO Low Duration	Short maturity fixed income instruments	1 to 3 years	Max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO Low Duration II	Short maturity fixed income instruments with quality and non-U.S. issuer restrictions	1 to 3 years	A to Aaa	0%
	PIMCO Low Duration ESG	Short maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	1 to 3 years	Max 10% of total assets below Baa	0-30% of total assets(5)
Intermediate Duration	PIMCO Moderate Duration	Short and intermediate maturity fixed income instruments	+/-2 years of its benchmark	Max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO GNMA and Government Securities	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association and U.S. government securities	1 to 7 years	Baa to Aaa; max 10% of total assets below Aaa	0%
	PIMCO High Yield	High yielding fixed income securities	+/-1 year of its benchmark	Min 80% of assets below Baa; max 20% of total assets Caa or below	0-20% of total assets(5)
	PIMCO High Yield Spectrum	High yielding fixed income securities	+/-1 year of its benchmark	Min 80% of assets below Baa	No Limitation(6)
	PIMCO Mortgage-Backed Securities	Short and intermediate maturity mortgage-related fixed income instruments	1 to 7 years	Baa to Aaa; max 10% of total assets below Aaa(7)	0%
	PIMCO Senior Floating Rate	Floating or adjustable rate senior secured loans, senior corporate debt and other senior fixed income instruments	+/-1 year of its benchmark	Max 5% of total assets below Caa	0-20% of total assets(8)
	PIMCO Total Return	Intermediate maturity fixed income instruments	+/-2 years of its benchmark	Max 20% of total assets below Baa	0-30% of total assets(5)
	PIMCO Total Return II	Intermediate maturity fixed income instruments with quality and non-U.S. issuer restrictions	+/-2 years of its benchmark	Baa to Aaa	0%

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	81

PIMCO Funds

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Instruments(2)
	PIMCO Total Return ESG	Intermediate maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	+/-2 years of its benchmark	Max 20% of total assets below Baa	0-30% of total assets(5)
	PIMCO Total Return IV	Intermediate maturity fixed income instruments	+/-1.5 years of its benchmark	Baa to Aaa	0-15% of total assets(8)
	PIMCO Investment Grade Credit Bond	Investment grade fixed income securities	+/-2 years of its benchmark	Max 15% of total assets below Baa	0-30% of total assets(5)
Long Duration	PIMCO Long Duration Total Return	Long-term maturity fixed income instruments	+/-2 years of its benchmark	Max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO Extended Duration	Long-term maturity fixed income instruments	+/-3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa; max 25% Aa; max 10% A	0%
	PIMCO Mortgage Opportunities and Bond	Mortgage-related assets and fixed income instruments	(-1) to 8 years	Max 50% of total assets below Baa(9)	0%
	PIMCO Long-Term Credit Bond	Long-term maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0-30% of total assets(5)
Income	PIMCO Income	Broad range of fixed income instruments	0 to 8 years	Max 50% of total assets below Baa(3)	No Limitation(4)
	PIMCO Preferred and Capital Securities	Capital securities and preferred securities	+/-2 years of its benchmark	No Limitation	No Limitation(4)
Inflation-Related	PIMCO Real Return	Inflation-indexed fixed income instruments	+/-3 years of its benchmark	B to Aaa; max 10% of total assets below Baa(10)	0-30% of total assets(5)
	PIMCO Long-Term Real Return	Inflation-indexed fixed income securities	+/-4 years of its benchmark	B to Aaa; max 20% of total assets below Baa(10)	0-30% of total assets(5)
	PIMCO CommoditiesPLUS® Strategy	Commodity-linked derivative instruments backed by an actively managed low volatility portfolio of fixed income instruments	≤ 1 year	Max 10% of total assets below Baa	0-20%(4)
	PIMCO CommodityRealReturn Strategy®	Commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments	≤ 10 years	Max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO RealEstateRealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments	≤ 10 years	Max 10% of total assets below Baa	0-30% of total assets(5)
Tax Exempt	PIMCO California Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	≤ 3 years	Caa to Aaa; max 10% of total assets below Baa	0%
	PIMCO California Municipal Bond	Municipal securities (exempt from federal and California income tax)	(-2) to 4 years of its benchmark	Max 20% of total assets below Baa	0%
	PIMCO Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	≤ 3 years	Baa to Aaa	0%
	PIMCO California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	(-2) to 4 years of its benchmark	Max 10% of total assets below Baa	0%
	PIMCO Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	(-2) to 4 years of its benchmark	Max 20% of total assets below Baa	0%
	PIMCO National Intermediate Municipal Bond	Municipal securities (exempt from federal income tax)	(-2) to 4 years of its benchmark	Max 10% of total assets below Baa	0%
	PIMCO New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	(-2) to 4 years of its benchmark	Max 20% of total assets below Baa	0%
	PIMCO High Yield Municipal Bond	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	(-2) to 4 years of its benchmark	No Limitation	0%
International	PIMCO Emerging Markets Bond	Emerging market fixed income instruments	+/- 2 years of its benchmark	Max 15% of total assets below B	≥ 80% of assets(11)

82	PROSPECTUS | PIMCO FUNDS

Prospectus

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Instruments(2)
	PIMCO Emerging Markets Currency and Short-Term Investments	Currencies of, or fixed income instruments denominated in currencies of, emerging market countries and short-term investments	≤ 2 years	Max 15% of total assets below B	No Limitation(12)
	PIMCO International Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income instruments	+/-3 years of its benchmark	Max 10% of total assets below Baa	No Limitation(5)
	PIMCO International Bond (Unhedged)	Intermediate maturity non-U.S. fixed income instruments	+/-3 years of its benchmark	Max 10% of total assets below Baa	No Limitation
	PIMCO Global Advantage® Strategy Bond	U.S. and non-U.S. fixed income instruments	≤ 8 years	Max 15% of total assets below B	No Limitation
	PIMCO Global Bond Opportunities (U.S. Dollar-Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income instruments	2 to 8 years	Max 20% of total assets below Baa	No Limitation(5)
	PIMCO Global Bond Opportunities (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income instruments	2 to 8 years	Max 20% of total assets below Baa	No Limitation
	PIMCO Diversified Income	Investment grade corporate, high yield and emerging market fixed income instruments	3 to 8 years	Max 10% below B	No Limitation
	PIMCO Emerging Markets Local Currency and Bond	Currencies of, or fixed income instruments denominated in currencies of, emerging market countries and fixed income instruments	+/-2 years of its benchmark	Max 15% of total assets below B	No Limitation(13)
	PIMCO Emerging Markets Corporate Bond	Diversified portfolio of fixed income instruments economically tied to emerging market countries	+/- 2 years of its benchmark	Max 15% of total assets below B	No Limitation
Absolute Return	PIMCO Dynamic Bond	Diversified portfolio of fixed income instruments	(-3) to 8 years	Max 40% of total assets below Baa	No Limitation(14)
	PIMCO Strategic Bond	Diversified portfolio of fixed income instruments	(-1) to 5 years	Max 20% of total assets below Baa	No Limitation(15)
	PIMCO Credit Opportunities Bond	Diversified portfolio of fixed income instruments	0 to 6 years	Max 50% of total assets below B-	No Limitation(5)
PIMCO TRENDS Managed Futures Strategy

Financial and commodity-linked derivative instruments selected by a quantitative strategy and generally backed by a short to intermediate duration portfolio which may consist of cash equivalent securities and fixed income instruments

			N/A	No Limitation	No Limitation
	PIMCO RAE Fundamental Advantage PLUS	Long exposure to RAE US Large Model Portfolio, short exposure to the S&P 500 Index, complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(14)
Domestic Equity-Related	PIMCO RAE PLUS	Exposure to RAE US Large Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(14)
	PIMCO RAE Low Volatility PLUS	Exposure to RAE Low Volatility US Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(16)
	PIMCO StocksPLUS® Small	Russell 2000® Index derivatives backed by a diversified portfolio of actively managed fixed income instruments	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(10)	No Limitation(16)
	PIMCO StocksPLUS® Long Duration	S&P 500 Index derivatives backed by a diversified portfolio of long-term fixed income instruments	+/-2 years of Bloomberg Barclays Long-Term Government/Credit Index(17)	B to Aaa; max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO StocksPLUS® Absolute Return	S&P 500 Index derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(10)	No Limitation(14)
	PIMCO StocksPLUS®	S&P 500 Index derivatives backed by a portfolio of short-term fixed income instruments	≤ 1 year	B to Aaa; max 10% of total assets below Baa(10)	0-30% of total assets(5)

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	83

PIMCO Funds

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Instruments(2)
	PIMCO RAE PLUS Small	Exposure to RAE US Small Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(14)
	PIMCO EqS® Long/Short	Long and short exposure to equity securities	N/A	No Limitation	No Limitation
	PIMCO RAE US	Exposure to RAE US Portfolio	N/A	N/A	0%
	PIMCO RAE US Small	Exposure to RAE US Small Portfolio	N/A	N/A	0%
	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	Component securities of the RAFI Dynamic Multi-Factor U.S. Index	N/A	N/A	0%
International Equity-Related	PIMCO Dividend and Income	Exposure to RAE Income Global Portfolio in Equity Sleeve; remainder of portfolio invests in fixed income instruments of varying maturities	N/A	No Limitation	No Limitation
	PIMCO RAE PLUS EMG	Exposure to RAE Emerging Markets Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(16)
	PIMCO RAE Low Volatility PLUS EMG	Exposure to RAE Low Volatility Emerging Markets Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(16)
	PIMCO StocksPLUS® International (Unhedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(10)	No Limitation(16)
	PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	Non-U.S. equity derivatives (hedged to U.S. dollars) backed by a portfolio of fixed income instruments.	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(10)	No Limitation(16)
	PIMCO RAE PLUS International	Exposure to RAE International Large Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(16)
	PIMCO RAE Low Volatility PLUS International	Exposure to RAE Low Volatility International Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(16)
PIMCO RAE Worldwide Long/Short PLUS

Long exposure to RAE Low Volatility U.S. Model Portfolio, RAE Low Volatility Intl Model Portfolio and RAE Low Volatility EMG Model Portfolio, short exposure to certain traditional capitalization-weighted equity indexes, complemented by a portfolio of fixed income instruments

			(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(16)
	PIMCO RAE Emerging Markets	Exposure to RAE Emerging Markets Portfolio	N/A	N/A	No Limitation
	PIMCO RAE International	Exposure to RAE International Portfolio	N/A	N/A	No Limitation
	PIMCO RAFI Dynamic Multi- Factor Emerging Markets Equity ETF	Component securities of the RAFI Dynamic Multi-Factor Emerging Markets Index	N/A	N/A	No Limitation
	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	Component securities of the RAFI Dynamic Multi-Factor Developed Ex-U.S. Index	N/A	N/A	No Limitation
U.S. Government Securities	PIMCO Government Money Market	U.S. government securities	≤ 60 days dollar-weighted average maturity	Min 97% of total assets Prime 1; ≤ 3% of total assets Prime 2	0%
Short Strategy	PIMCO StocksPLUS® Short	Short S&P 500 Index derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(10)	No Limitation(14)
Actively-Managed Exchange-Traded Funds	PIMCO Active Bond Exchange-Traded	Fixed income instruments of varying maturities	2 to 8 years	Max 30% of total assets below Baa	0-15% of total assets(4)
	PIMCO Enhanced Low Duration Active Exchange-Traded	Fixed income instruments of varying maturities	1 to 3 years	Max 15% below Baa	No Limitation(8)
	PIMCO Enhanced Short Maturity Active Exchange-Traded	Short to intermediate maturity fixed income instruments	≤1 year	Baa to Aaa	0%

84	PROSPECTUS | PIMCO FUNDS

Prospectus

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Instruments(2)
	PIMCO Intermediate Municipal Bond Active Exchange-Traded	Intermediate maturity municipal securities (exempt from federal income tax)	(-2) to 4 years of its benchmark	Baa to Aaa	0%
	PIMCO Short Term Municipal Bond Active Exchange-Traded	Short maturity municipal securities (exempt from federal income tax)	≤ 3 years	Baa to Aaa	0%

1 As rated by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

2 Certain Underlying PIMCO Funds may invest beyond these limits in U.S. dollar-denominated instruments of non-U.S. issuers.

3 Such limitation shall not apply to the Fund's investments in mortgage- and asset-backed securities.

4 The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets.

5 The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

6 The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to within 10% (plus or minus) of the Fund's benchmark's foreign currency exposure.

7 The Fund may also invest up to an additional 5% of its total assets in mortgage-related high yield instruments rated below Baa.

8 The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets.

9 Such limitation shall not apply to the Fund's investments in mortgage-related securities.

10 Within such limitation, the Fund may invest in mortgage-related securities rated below B.

11 The percentage limitation relates to Fixed Income Instruments of non-U.S. issuers denominated in any currency.

12 The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, emerging market countries, and in short-term investments.

13 The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, emerging market countries and in Fixed Income Instruments, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

14 The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets.

15 The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 25% of its total assets.

16 With respect to the Fund's fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets.

17 The Bloomberg Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or investment grade credit securities having a maturity of 10 years or more.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	85

Prospectus

Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or a class commenced operations. Certain information reflects financial results for a single Fund share. Because Administrative Class shares of the PIMCO All Asset All Authority Fund had not commenced operations during the periods shown, financial performance information is not provided for the share class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is available free of charge by calling the Trust at the phone number on the back of this prospectus. The annual report is also available for download free of charge on the Trust's Web site at pimco.com. Note: All footnotes to the financial highlights table appear at the end of the tables.

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets(c)
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense, Dividends on Securities Sold Short	Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
PIMCO All Asset Fund
Institutional Class
03/31/2019	$12.12	$0.59	$(0.63)	$(0.04)	$(0.60)	$0.00	$0.00	$(0.60)	$11.48	(0.13)%	$15,726,640	0.095%		0.225%		0.095%	0.225%	5.08%	42%
03/31/2018	11.69	0.54	0.47	1.01	(0.58)	0.00	0.00	(0.58)	12.12	8.77	17,292,168	0.125		0.225		0.125	0.225	4.48	37
03/31/2017	10.68	0.35	1.04	1.39	(0.36)	0.00	(0.02)	(0.38)	11.69	13.21	16,330,803	0.085		0.225		0.085	0.225	3.06	54
03/31/2016	11.58	0.40	(0.88)	(0.48)	(0.42)	0.00	0.00	(0.42)	10.68	(4.08)	16,721,758	0.055		0.225		0.055	0.225	3.65	40
03/31/2015	12.29	0.54	(0.70)	(0.16)	(0.55)	0.00	0.00	(0.55)	11.58	(1.36)	24,949,112	0.075		0.225		0.075	0.225	4.37	86
I-2
03/31/2019	$12.14	$0.56	$(0.61)	$(0.05)	$(0.59)	$0.00	$0.00	$(0.59)	$11.50	(0.24)%	$578,778	0.195%		0.325%		0.195%	0.325%	4.86%	42%
03/31/2018	11.72	0.53	0.46	0.99	(0.57)	0.00	0.00	(0.57)	12.14	8.56	745,549	0.225		0.325		0.225	0.325	4.39	37
03/31/2017	10.70	0.34	1.05	1.39	(0.35)	0.00	(0.02)	(0.37)	11.72	13.18	588,700	0.185		0.325		0.185	0.325	3.02	54
03/31/2016	11.60	0.38	(0.87)	(0.49)	(0.41)	0.00	0.00	(0.41)	10.70	(4.19)	482,467	0.155		0.325		0.155	0.325	3.48	40
03/31/2015	12.32	0.54	(0.72)	(0.18)	(0.54)	0.00	0.00	(0.54)	11.60	(1.53)	1,163,590	0.175		0.325		0.175	0.325	4.38	86
I-3
04/27/2018 -03/31/2019	$12.14	$0.50	$(0.55)	$(0.05)	$(0.59)	$0.00	$0.00	$(0.59)	$11.50	(0.23)%	$10,560	0.245	%*	0.425	%*	0.245%*	0.425%*	4.72%*	42%
Administrative Class
03/31/2019	$12.14	$0.55	$(0.62)	$(0.07)	$(0.57)	$0.00	$0.00	$(0.57)	$11.50	(0.39)%	$120,445	0.345%		0.475%		0.345%	0.475%	4.75%	42%
03/31/2018	11.72	0.52	0.45	0.97	(0.55)	0.00	0.00	(0.55)	12.14	8.40	164,254	0.375		0.475		0.375	0.475	4.30	37
03/31/2017	10.70	0.31	1.06	1.37	(0.33)	0.00	(0.02)	(0.35)	11.72	13.00	191,878	0.335		0.475		0.335	0.475	2.75	54
03/31/2016	11.60	0.37	(0.88)	(0.51)	(0.39)	0.00	0.00	(0.39)	10.70	(4.33)	244,060	0.305		0.475		0.305	0.475	3.35	40
03/31/2015	12.32	0.51	(0.71)	(0.20)	(0.52)	0.00	0.00	(0.52)	11.60	(1.68)	430,275	0.325		0.475		0.325	0.475	4.13	86
Class A
03/31/2019	$12.13	$0.53	$(0.62)	$(0.09)	$(0.55)	$0.00	$0.00	$(0.55)	$11.49	(0.57)%	$962,181	0.545%		0.675%		0.545%	0.675%	4.58%	42%
03/31/2018	11.71	0.47	0.48	0.95	(0.53)	0.00	0.00	(0.53)	12.13	8.21	1,132,320	0.575		0.675		0.575	0.675	3.88	37
03/31/2017	10.70	0.29	1.05	1.34	(0.31)	0.00	(0.02)	(0.33)	11.71	12.67	730,425	0.565	(d)	0.705	(d)	0.565 (d)	0.705 (d)	2.58	54
03/31/2016	11.60	0.34	(0.88)	(0.54)	(0.36)	0.00	0.00	(0.36)	10.70	(4.57)	781,603	0.555		0.725		0.555	0.725	3.11	40
03/31/2015	12.31	0.46	(0.68)	(0.22)	(0.49)	0.00	0.00	(0.49)	11.60	(1.85)	1,369,369	0.575		0.725		0.575	0.725	3.77	86
Class C
03/31/2019	$12.08	$0.44	$(0.62)	$(0.18)	$(0.46)	$0.00	$0.00	$(0.46)	$11.44	(1.33)%	$318,896	1.295%		1.425%		1.295%	1.425%	3.81%	42%
03/31/2018	11.66	0.39	0.47	0.86	(0.44)	0.00	0.00	(0.44)	12.08	7.45	444,532	1.325		1.425		1.325	1.425	3.25	37
03/31/2017	10.66	0.20	1.05	1.25	(0.23)	0.00	(0.02)	(0.25)	11.66	11.82	663,861	1.315	(d)	1.455	(d)	1.315 (d)	1.455 (d)	1.82	54
03/31/2016	11.56	0.26	(0.88)	(0.62)	(0.28)	0.00	0.00	(0.28)	10.66	(5.32)	751,398	1.305		1.475		1.305	1.475	2.36	40
03/31/2015	12.27	0.38	(0.69)	(0.31)	(0.40)	0.00	0.00	(0.40)	11.56	(2.58)	1,364,100	1.325		1.475		1.325	1.475	3.06	86
Class R
03/31/2019	$12.06	$0.50	$(0.62)	$(0.12)	$(0.52)	$0.00	$0.00	$(0.52)	$11.42	(0.82)%	$53,464	0.795%		0.925%		0.795%	0.925%	4.36%	42%
03/31/2018	11.64	0.45	0.47	0.92	(0.50)	0.00	0.00	(0.50)	12.06	8.00	64,912	0.825		0.925		0.825	0.925	3.79	37
03/31/2017	10.64	0.26	1.04	1.30	(0.28)	0.00	(0.02)	(0.30)	11.64	12.39	71,325	0.815	(d)	0.955	(d)	0.815 (d)	0.955 (d)	2.33	54
03/31/2016	11.54	0.32	(0.88)	(0.56)	(0.34)	0.00	0.00	(0.34)	10.64	(4.81)	73,804	0.805		0.975		0.805	0.975	2.91	40
03/31/2015	12.25	0.43	(0.68)	(0.25)	(0.46)	0.00	0.00	(0.46)	11.54	(2.10)	109,171	0.825		0.975		0.825	0.975	3.55	86
PIMCO All Asset All Authority Fund
Institutional Class
03/31/2019	$8.90	$0.44	$(0.70)	$(0.26)	$(0.47)	$0.00	$(0.00)	$(0.47)	$8.17	(2.78)%	$4,080,399	1.55	(e)	1.62	(e)	0.18%	0.25%	5.25%	39%
03/31/2018	8.76	0.44	0.19	0.63	(0.48)	0.00	(0.01)	(0.49)	8.90	7.28	5,692,188	1.12	(e)	1.16	(e)	0.21	0.25	4.92	35
03/31/2017	8.04	0.25	0.75	1.00	(0.25)	0.00	(0.03)	(0.28)	8.76	12.66	5,690,312	0.80	(e)	0.87	(e)	0.18	0.25	2.90	51
03/31/2016	9.07	0.39	(0.99)	(0.60)	(0.43)	0.00	0.00	(0.43)	8.04	(6.53)	5,917,397	0.67	(e)	0.77	(e)	0.15	0.25	4.59	39
03/31/2015	10.06	0.47	(0.94)	(0.47)	(0.52)	0.00	0.00	(0.52)	9.07	(4.80)	10,944,124	0.70	(e)	0.78	(e)	0.17	0.25	4.74	75

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	86-87

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets(c)
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense, Dividends on Securities Sold Short	Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
I-2
03/31/2019	$8.91	$0.41	$(0.68)	$(0.27)	$(0.46)	$0.00	$(0.00)	$(0.46)	$8.18	(2.88)%	$605,219	1.65	(e)	1.72	(e)	0.28%	0.35%	4.92%	39%
03/31/2018	8.77	0.43	0.19	0.62	(0.47)	0.00	(0.01)	(0.48)	8.91	7.18	935,337	1.22	(e)	1.26	(e)	0.31	0.35	4.80	35
03/31/2017	8.05	0.24	0.75	0.99	(0.24)	0.00	(0.03)	(0.27)	8.77	12.54	838,859	0.90	(e)	0.97	(e)	0.28	0.35	2.85	51
03/31/2016	9.08	0.37	(0.98)	(0.61)	(0.42)	0.00	0.00	(0.42)	8.05	(6.63)	785,877	0.77	(e)	0.87	(e)	0.25	0.35	4.34	39
03/31/2015	10.07	0.46	(0.94)	(0.48)	(0.51)	0.00	0.00	(0.51)	9.08	(4.89)	2,455,193	0.80	(e)	0.88	(e)	0.27	0.35	4.59	75
I-3
04/27/2018 - 03/31/2019	$8.90	$0.43	$(0.70)	$(0.27)	$(0.46)	$0.00	$(0.00)	$(0.46)	$8.17	(2.88)%	$26,421	1.70	(e)	1.82	(e)	0.33%*	0.45%*	5.60%	39%
Class A
03/31/2019	$8.91	$0.40	$(0.70)	$(0.30)	$(0.43)	$0.00	$(0.00)	$(0.43)	$8.18	(3.22)%	$524,713	2.00	(e)	2.07	(e)	0.63%	0.70%	4.72%	39%
03/31/2018	8.77	0.38	0.21	0.59	(0.44)	0.00	(0.01)	(0.45)	8.91	6.82	740,822	1.57	(e)	1.61	(e)	0.66	0.70	4.21	35
03/31/2017	8.05	0.21	0.76	0.97	(0.22)	0.00	(0.03)	(0.25)	8.77	12.16	557,523	1.25	(e)	1.32	(e)	0.63	0.70	2.42	51
03/31/2016	9.08	0.35	(0.99)	(0.64)	(0.39)	0.00	0.00	(0.39)	8.05	(6.97)	666,880	1.12	(e)	1.22	(e)	0.60	0.70	4.11	39
03/31/2015	10.07	0.40	(0.92)	(0.52)	(0.47)	0.00	0.00	(0.47)	9.08	(5.26)	1,484,897	1.15	(e)	1.23	(e)	0.62	0.70	4.02	75
Class C
03/31/2019	$8.91	$0.33	$(0.69)	$(0.36)	$(0.37)	$0.00	$(0.00)	$(0.37)	$8.18	(3.96)%	376,183	2.75	(e)	2.82	(e)	1.38%	1.45%	3.98%	39%
03/31/2018	8.77	0.33	0.19	0.52	(0.37)	0.00	(0.01)	(0.38)	8.91	6.04	556,929	2.32	(e)	2.36	(e)	1.41	1.45	3.69	35
03/31/2017	8.06	0.14	0.76	0.90	(0.16)	0.00	(0.03)	(0.19)	8.77	11.29	742,593	2.00	(e)	2.07	(e)	1.38	1.45	1.64	51
03/31/2016	9.08	0.28	(0.98)	(0.70)	(0.32)	0.00	0.00	(0.32)	8.06	(7.59)	901,039	1.87	(e)	1.97	(e)	1.35	1.45	3.35	39
03/31/2015	10.07	0.34	(0.93)	(0.59)	(0.40)	0.00	0.00	(0.40)	9.08	(5.98)	1,878,807	1.90	(e)	1.98	(e)	1.37	1.45	3.46	75
PIMCO Global Core Asset Allocation Fund (Consolidated)
Institutional Class
03/31/2019	$12.55	$0.30	$0.12	$0.42	$(0.34)	$0.00	$(0.05)	$(0.39)	$12.58	3.46%	$201,102	1.17%		1.42%		0.77%	1.02%	2.41%	551%
03/31/2018	11.77	0.29	0.73	1.02	(0.24)	0.00	0.00	(0.24)	12.55	8.67	231,278	1.02		1.23		0.81	1.02	2.31	403
03/31/2017	10.82	0.28	0.92	1.20	(0.25)	0.00	0.00	(0.25)	11.77	11.19	290,714	0.89		1.13		0.79	1.03	2.49	327
03/31/2016	11.50	0.36	(1.04)	(0.68)	0.00	0.00	0.00	0.00	10.82	(5.91)	365,733	0.80		1.07		0.73	1.00	3.21	380
03/31/2015	10.41	0.30	0.85	1.15	0.00	0.00	(0.06)	(0.06)	11.50	11.10	590,159	0.61		1.03		0.57	0.99	2.77	444
I-2
03/31/2019	$12.53	$0.29	$0.12	$0.41	$(0.33)	$0.00	$(0.05)	$(0.38)	$12.56	3.37%	$45,560	1.27%		1.52%		0.87%	1.12%	2.34%	551%
03/31/2018	11.75	0.27	0.74	1.01	(0.23)	0.00	0.00	(0.23)	12.53	8.59	49,093	1.12		1.33		0.91	1.12	2.20	403
03/31/2017	10.80	0.27	0.92	1.19	(0.24)	0.00	0.00	(0.24)	11.75	11.10	47,466	0.99		1.23		0.89	1.13	2.40	327
03/31/2016	11.50	0.35	(1.05)	(0.70)	0.00	0.00	0.00	0.00	10.80	(6.09)	71,807	0.90		1.17		0.83	1.10	3.13	380
03/31/2015	10.41	0.29	0.86	1.15	0.00	0.00	(0.06)	(0.06)	11.50	11.05	94,550	0.71		1.13		0.67	1.09	2.60	444
Class A
03/31/2019	$12.44	$0.24	$0.13	$0.37	$(0.29)	$0.00	$(0.05)	$(0.34)	$12.47	3.03%	$95,828	1.62%		1.87%		1.22%	1.47%	1.98%	551%
03/31/2018	11.67	0.23	0.73	0.96	(0.19)	0.00	0.00	(0.19)	12.44	8.21	110,703	1.47		1.68		1.26	1.47	1.85	403
03/31/2017	10.73	0.22	0.91	1.13	(0.19)	0.00	0.00	(0.19)	11.67	10.61	97,853	1.42	(d)	1.66	(d)	1.32 (d)	1.56 (d)	1.97	327
03/31/2016	11.48	0.30	(1.05)	(0.75)	0.00	0.00	0.00	0.00	10.73	(6.53)	144,398	1.40		1.67		1.33	1.60	2.68	380
03/31/2015	10.42	0.23	0.86	1.09	0.00	0.00	(0.03)	(0.03)	11.48	10.48	173,624	1.21		1.63		1.17	1.59	2.13	444
Class C
03/31/2019	$12.11	$0.14	$0.13	$0.27	$(0.20)	$0.00	$(0.05)	$(0.25)	$12.13	2.27%	$62,647	2.37%		2.62%		1.97%	2.22%	1.20%	551%
03/31/2018	11.37	0.13	0.71	0.84	(0.10)	0.00	0.00	(0.10)	12.11	7.39	85,585	2.22		2.43		2.01	2.22	1.11	403
03/31/2017	10.46	0.13	0.89	1.02	(0.11)	0.00	0.00	(0.11)	11.37	9.81	105,531	2.17	(d)	2.41	(d)	2.07 (d)	2.31 (d)	1.21	327
03/31/2016	11.28	0.21	(1.03)	(0.82)	0.00	0.00	0.00	0.00	10.46	(7.27)	143,279	2.15		2.42		2.08	2.35	1.91	380
03/31/2015	10.28	0.15	0.85	1.00	0.00	0.00	(0.00)	(0.00)	11.28	9.73	168,676	1.96		2.38		1.92	2.34	1.38	444
PIMCO Multi-Strategy Alternative Fund
Institutional Class
03/31/2019	$9.79	$0.25	$0.16	$0.41	$(0.23)	$0.00	$0.00	$(0.23)	$9.97	4.20%	$101,009	0.36%		1.18%		0.33%	1.15%	2.49%	148%
03/31/2018	9.82	0.33	(0.14)	0.19	(0.17)	0.00	(0.05)	(0.22)	9.79	1.87	107,982	0.36		1.20		0.32	1.16	3.36	76
03/31/2017	9.72	0.28	0.24	0.52	(0.40)	0.00	(0.02)	(0.42)	9.82	5.44	96,031	0.44		1.17		0.43	1.16	2.83	110
03/31/2016	10.05	0.28	(0.43)	(0.15)	(0.18)	0.00	0.00	(0.18)	9.72	(1.52)	50,680	0.41		1.15		0.41	1.15	2.84	115
12/30/2014 - 03/31/2015	10.00	0.03	0.02	0.05	0.00	0.00	0.00	0.00	10.05	0.50	17,377	0.36	*	1.79	*	0.36 *	1.79 *	1.02 *	31
I-2
03/31/2019	$9.78	$0.28	$0.12	$0.40	$(0.22)	$0.00	$0.00	$(0.22)	$9.96	4.14	$6,506	0.46%		1.28%		0.43%	1.25%	2.88%	148%
03/31/2018	9.82	0.32	(0.15)	0.17	(0.16)	0.00	(0.05)	(0.21)	9.78	1.70	3,420	0.46		1.30		0.42	1.26	3.25	76
03/31/2017	9.72	0.26	0.26	0.52	(0.40)	0.00	(0.02)	(0.42)	9.82	5.37	4,083	0.54		1.27		0.53	1.26	2.63	110
03/31/2016	10.06	0.27	(0.44)	(0.17)	(0.17)	0.00	0.00	(0.17)	9.72	(1.68)	44	0.51		1.25		0.51	1.25	2.73	115
12/30/2014 - 03/31/2015	10.00	0.02	0.04	0.06	0.00	0.00	0.00	0.00	10.06	0.60	10	0.46	*	1.89	*	0.46 *	1.89 *	0.68 *	31

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	88-89

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets(c)
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense, Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate
Class A
03/31/2019	$9.83	$0.14	$0.23	$0.37	$(0.18)	$0.00	$0.00	$(0.18)	$10.02	3.81	$1,894	0.76%		1.58%		0.73%		1.55%		1.42%		148%
03/31/2018	9.87	0.27	(0.12)	0.15	(0.14)	0.00	(0.05)	(0.19)	9.83	1.44	5,919	0.76		1.60		0.72		1.56		2.71		76
03/31/2017	9.78	0.23	0.25	0.48	(0.37)	0.00	(0.02)	(0.39)	9.87	4.99	864	0.84	(d)	1.57	(d)	0.83	(d)	1.56	(d)	2.29		110
03/31/2016	10.06	0.17	(0.36)	(0.19)	(0.09)	0.00	0.00	(0.09)	9.78	(1.91)	643	0.81		1.55		0.81		1.55		1.76		115
12/30/2014 - 03/31/2015	10.00	0.03	0.03	0.06	0.00	0.00	0.00	0.00	10.06	0.60	3,143	0.76	*	2.19	*	0.76	*	2.19	*	1.12	*	31

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations.  See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest.  See the Fees and Expenses note in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waiver associated with these investments.

(d)	Effective October 1, 2016, the Class's supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.
(e)	Ratio of expenses to average net assets includes line of credit expenses.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	90-91

PIMCO Funds

Appendix A
Description of Securities Ratings

The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, Standard & Poor's or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by Standard & Poor's or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, Standard & Poor's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Global Long-Term Rating Scale

Ratings assigned on Moody's global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporations, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Medium-Term Note Program Ratings

Moody's assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody's assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Global Short-Term Rating Scale
Ratings assigned on Moody's global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

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Prospectus

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

National Scale Long-Term Ratings

Moody's long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody's assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.

Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.

Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.

National Scale Short-Term Ratings
Moody's short-term NSRs are opinions of the ability of issuers in a given country, relative to other domestic issuers, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody's global ratings.

There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.

In each specific country, the first two letters indicate the country in which the issuer is located (e.g., BR-1 through BR-4 for Brazil).

N-1: Issuers rated N-1 have the strongest ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-2: Issuers rated N-2 have an above average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-3: Issuers rated N-3 have an average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-4: Issuers rated N-4 have a below average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa. National scale short-term ratings of AR-5 and AR-6 may also be applied to Argentine obligations.

Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	A-2

PIMCO Funds

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' ("S&P") analysis of the following considerations:

■

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;

■

Nature and provisions of the financial obligation and the promise S&P imputes; and

■

Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely weaken the obligor's capacity to meet its financial commitments on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated ‘BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The ‘CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D' if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested and there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from ‘AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated

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Prospectus

with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capcity to meet its financial commitments on the obligation.

B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D' if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+' or ‘A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+').

Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L: Ratings qualified with ‘L' apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim: Preliminary ratings, with the ‘prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

■

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

■

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

■

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

■

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

■

A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (no longer applied or outstanding)

*:This symbol that indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	A-4

PIMCO Funds

long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer's bonds were deemed taxable. Discontinued use in January 2001.

G: The letter 'G' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer's published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer's management and therefore, could have been based on less comprehensive information than ratings without a 'pi' suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd's Syndicate Assessments.

pr: The letters ‘pr' indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A ‘q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r' modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P discontinued the use of the ‘r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch Ratings

Long-Term Credit Ratings
Investment Grade
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings ("IDRs"). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity's relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. ‘AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. ‘BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk.

CC: Very high levels of credit risk.

C: Near default.

A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C' category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
or

c. the formal announcement by the issuer or their agent of a distressed debt exchange;

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted default. ‘RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

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Prospectus

d. ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. For example, the rating category 'AA' has three notch-specific rating levels ('AA+'; 'AA'; 'AA-'; each a rating level). Such suffixes are not added to the ‘AAA' rating and ratings below the 'CCC' category.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	A-6

PIMCO Funds

Appendix B
Financial Firm-Specific Sales Charge Waivers and Discounts

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial firm, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial firm to receive such waivers or discounts.

The following descriptions of sales charge waivers and discounts for a particular financial firm and class(es) of shares set forth information provided by the financial firm that the firm has represented is current as of the date of this prospectus. These waivers or discounts, which may vary from those disclosed elsewhere in the prospectus, are subject to change. The Funds will update this Appendix periodically based on information provided by the applicable financial firm. Neither the Funds, the Investment Adviser nor PIMCO Investments LLC supervises the implementation of these waivers or discounts or verifies the firms' administration of these waivers or discounts.

In all instances, it is an investor's responsibility to notify the financial firm of any facts that may qualify the investor for sales charge waivers or discounts. Please contact your financial firm for more information regarding the sales charge waivers and discounts available to you and the firm's related policies and procedures.

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares of Funds purchased through the Merrill Edge Self-Directed platform

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in the this prospectus

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a certain fee based account or platform (applicable to A and C shares only)

Class A shares sold as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI:

Front-end Sales Load Waivers on Class A Shares available at Ameriprise Financial

B-1	PROSPECTUS | PIMCO FUNDS

Prospectus

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial's platform (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,  401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds' prospectus or SAI. For more information regarding the waivers described below, as well as other information regarding mutual fund fees, please see the "Mutual Fund Features, Share Classes and Compensation" brochure available on the Morgan Stanley Wealth Management website.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules.
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
Shares purchased through a Morgan Stanley self-directed brokerage account.

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management's share class conversion program.

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity's affiliates ("Raymond James") platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end sales load waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James and their family members as designated by Raymond James.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class as determined by Raymond James) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and the procedures of Raymond James. More information regarding mutual fund shares purchased through a Raymond James platform or account, including the conversion described above, can be found in the Mutual Fund Investing disclosures available on the Raymond James website.

CDSC Waivers on Class A and C Shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund's prospectus or SAI.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.
Front-end Load Discounts available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	B-2

PIMCO Funds

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Beginning on or after May 1, 2020, shareholders purchasing Fund shares through an Edward D. Jones & Co. ("Edward Jones") commission or fee-based platform are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Edward Jones

Shares purchased or exchanged by associates of Edward Jones and its affiliates and their family members who have accounts grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups," as determined by Edward Jones under its policies and procedures).  This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good standing and remains eligible consistent with Edward Jones' policies.

Shares purchased through an Edward Jones fee-based program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

Shares purchased from the proceeds of redeemed shares of the same fund family, provided (1) the proceeds are from the sale of shares within 60 days of the purchase, and (2) the sale and purchase are made in the same share class and the same account, or the purchase is made in an IRA with proceeds from liquidations in a non-retirement account

Shares exchanged into Class A shares from another share class so long as the exchange is into the same Fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

Exchanges from Class C shares to Class A shares of the same Fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones
CDSC Waivers on Class A and Class C Shares available at Edward Jones
Death or disability of the shareholder
Shares sold, in an amount that does not exceed 10% per year of the account value, as part of a systematic withdrawal plan as described in this prospectus
Return of excess contributions from an IRA.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable Internal Revenue Service regulations

Shares sold to pay Edward Jones fees or costs but only if the transaction is initiated by Edward Jones
Shares exchanged in an Edward Jones fee-based program
Shares acquired through net asset value reinstatement
Front-end Charge Discounts Available at Edward Jones: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts for the purchase of Class A shares, are determined by taking into account shares held in all share classes (except any money market funds and retirement plan share classes) of the mutual fund family held by a shareholder or others in the same pricing group. This includes all share classes held on the Edward Jones platform and/or held on another platform. Eligible fund family assets may be included in the ROA calculation only if the shareholder notifies his or her financial advisor of such assets at the time of calculation.

Letters of Intent (LOI), which allow for sales charge and breakpoint discounts based on intended purchases within a fund family, through Edward Jones, over a 13-month period from the date Edward Jones receives the LOI. Eligible fund family assets may be included in the LOI calculation only if the shareholder notifies his or her financial advisor of such assets at the time of calculation.

Other Important Information related to Edward Jones
Minimum Purchase Amounts ■ $250 initial purchase minimum ■ $50 subsequent purchase minimum

Edward Jones has the right to redeem at its discretion Fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in Edward Jones' policy:

■

A fee-based account held on an Edward Jones platform

■

A 529 account held on an Edward Jones platform

■

An account with an active systematic investment plan or LOI

At any time it deems necessary, Edward Jones has the authority to exchange at net asset value a shareholder's holdings in a Fund to Class A shares

Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC ("Janney") brokerage account, you will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

B-3	PROSPECTUS | PIMCO FUNDS

Prospectus

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same Fund pursuant to Janney's policies and procedures.
CDSC Waivers on Class A and C Shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation ("ROA"), and/or letters of intent
Breakpoints as described in the Fund's Prospectus.

ROA, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. ("OPCO") platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 plan
Shares purchased through an OPCO affiliated investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family)

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

A shareholder in the Fund's Class C shares purchased prior to July 1, 2015 will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO. More information regarding mutual fund shares purchased through an OPCO platform or account, including the conversion described above, can be found in the disclosures available on the OPCO website.

Employees and registered representatives of OPCO or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and C Shares available at OPCO
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code as described in the prospectus
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or the SAI

Front-End Sales Charge Waivers on Class A Shares available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same Fund
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird according to its policies and procedures

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	B-4

PIMCO Funds

Shares purchased from the proceeds of redemptions from a fund of the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

A shareholder in the Fund's Class C shares will have their share converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares available at Baird
Shares sold due to death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Shares bought due to returns of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund's prospectus

Shares sold to pay Baird fees but only if the transaction is initiated by Baird
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts available at Baird: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser's household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of the fund family through Baird, over a 13-month period of time

B-5	PROSPECTUS | PIMCO FUNDS

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT

DST Asset Manager Solutions, Inc.
Institutional Class, I-2, I-3, Administrative Class — 430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407
Class A, Class C, Class R — P.O. Box 219294, Kansas City, MO 64121-9294

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1900 K Street N.W., Washington, D.C. 20006

For further information about the PIMCO Funds, call 888.87.PIMCO or visit our Web site at pimco.com.

PIMCO FUNDS
650 Newport Center Drive
Newport Beach, CA 92660

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

The SAI contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the SAI.

You may get free copies of any of these materials or request other information about a Fund by calling the Trust at 888.87.PIMCO (888.877.4626) or by writing to:

PIMCO Funds
650 Newport Center Drive
Newport Beach, CA 92660

Daily updates on the NAV of a Fund may be obtained by calling 1-888-87-PIMCO.

You may access reports and other information about the Trust on the EDGAR Database on the Commission's Web site at www.sec.gov. You may get copies of additional information about the Trust, including its SAI, with payment of a duplication fee, by e-mailing your request to publicinfo@sec.gov.

You can also visit our web site at pimco.com for additional information about the Funds, including the SAI and the annual and semi-annual reports, which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-05028	PF0001_042920

PIMCO Funds
Prospectus
July 31, 2019 (as supplemented April 29, 2020)
Bond Funds
	Inst	I-2	I-3	Admin	A	C	R
PIMCO Dynamic Bond Fund	PFIUX	PUCPX	PFNUX	—	PUBAX	PUBCX	PUBRX
PIMCO Extended Duration Fund	PEDIX	PEDPX	—	—	—	—	—
PIMCO GNMA and Government Securities Fund	PDMIX	PPGNX	PANNX	—	PAGNX	PCGNX	—
PIMCO Investment Grade Credit Bond Fund	PIGIX	PBDPX	PCNNX	PGCAX	PBDAX	PBDCX	—
PIMCO Long Duration Total Return Fund	PLRIX	PLRPX	—	—	PLRAX	PLRCX	—
PIMCO Long-Term U.S. Government Fund	PGOVX	PLTPX	—	PLGBX	PFGAX	PFGCX	—
PIMCO Moderate Duration Fund	PMDRX	PMOPX	—	—	—	—	—
PIMCO Mortgage-Backed Securities Fund	PTRIX	PMRPX	PSANX	—	PMRAX	PMRCX	—
PIMCO Mortgage Opportunities and Bond Fund	PMZIX	PMZPX	PMZNX	—	PMZAX	PMZCX	—
PIMCO Strategic Bond Fund	PUTIX	PUTPX	—	—	ATMAX	ATMCX	—
PIMCO Total Return Fund	PTTRX	PTTPX	PTTNX	PTRAX	PTTAX	PTTCX	PTRRX
PIMCO Total Return Fund II	PMBIX	PMTPX	—	PRADX	—	—	—
PIMCO Total Return Fund IV	PTUIX	—	—	—	PTUZX	—	—
PIMCO Total Return ESG Fund	PTSAX	PRAPX	—	PRFAX	PTGAX	PTGCX	—

As with other mutual funds, neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

PIMCO Dynamic Bond Fund

Investment Objective

The Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 70 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Class A	Class C	Class R
Management Fees	0.80%	0.90%	1.00%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%	0.50%
Other Expenses(1)	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses	1.01%	1.11%	1.21%	1.41%	2.16%	1.66%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.01%	1.11%	1.16%	1.41%	2.16%	1.66%

1 "Other Expenses" include interest expense of 0.20%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.81%, 0.91%, 0.96%, 1.21%, 1.96% and 1.46% for Institutional Class, I-2, I-3, Class A, Class C and Class R shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$103	$322	$558	$1,236
I-2	$113	$353	$612	$1,352
I-3	$118	$379	$660	$1,462
Class A	$513	$805	$1,117	$2,002
Class C	$319	$676	$1,159	$2,493
Class R	$169	$523	$902	$1,965

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$513	$805	$1,117	$2,002
Class C	$219	$676	$1,159	$2,493

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 307% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from (negative) 3 years to positive 8 years based on PIMCO's market forecasts. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 40% of its total assets in securities rated below Baa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest without limitation in securities

PIMCO FUNDS | PROSPECTUS	1

PIMCO Dynamic Bond Fund

denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes

2	PROSPECTUS | PIMCO FUNDS

Prospectus

or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the 3 Month USD LIBOR (London Interbank Offered Rate) Index. LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. The Lipper Absolute Return Bond Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that aim for positive returns in all market conditions and invest primarily in debt securities. The funds are not benchmarked against a traditional long-only market index but rather have the aim of outperforming a cash or risk-free benchmark.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 3.57%. For the periods shown in the bar chart, the highest quarterly return was 5.51% in the Q2 2009, and the lowest quarterly return was -3.68% in the Q3 2015.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	3

PIMCO Dynamic Bond Fund

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	1.97%	2.89%	3.99%
Institutional Class Return After Taxes on Distributions(1)	0.55%	1.30%	2.62%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	1.16%	1.48%	2.53%
I-2 Return Before Taxes	1.87%	2.79%	3.89%
I-3 Return Before Taxes	1.82%	2.83%	3.93%
Class A Return Before Taxes	-2.23%	1.71%	3.18%
Class C Return Before Taxes	-0.18%	1.69%	2.82%
Class R Return Before Taxes	1.31%	2.22%	3.32%
3 Month USD LIBOR Index (reflects no deductions for fees, expenses or taxes)	2.20%	0.92%	0.69%
Lipper Absolute Return Bond Funds Average (reflects no deductions for taxes)	-0.89%	1.88%	4.70%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Marc Seidner, Daniel J. Ivascyn and Mohsen Fahmi. Mr. Seidner is CIO Non-traditional Strategies, and Mr. Ivascyn is Group Chief Investment Officer. Each of Messrs. Seidner, Ivascyn and Fahmi is a Managing Director of PIMCO. Mr. Seidner has managed the Fund since January 2015, and Messrs. Ivascyn and Fahmi have managed the Fund since September 2014.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 54 of this prospectus.

4	PROSPECTUS | PIMCO FUNDS

PIMCO Extended Duration Fund

Investment Objective

The Fund seeks maximum total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 70 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class A
Management Fees	0.50%	0.60%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Other Expenses(1)	0.67%	0.67%	0.67%
Total Annual Fund Operating Expenses	1.17%	1.27%	1.57%

1 "Other Expenses" include interest expense of 0.67%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses are 0.50%,  0.60% and 0.90% for Institutional Class, I-2 and Class A shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2 or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$119	$372	$644	$1,420
I-2	$129	$403	$697	$1,534
Class A	$529	$852	$1,198	$2,172

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$529	$852	$1,198	$2,172

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 150% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the FTSE STRIPS Index, 20+ Year Sub-Index, as calculated by PIMCO, which as of May 31, 2019 was 26.07 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") that are rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-

PIMCO FUNDS | PROSPECTUS	5

PIMCO Extended Duration Fund

backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign

6	PROSPECTUS | PIMCO FUNDS

Prospectus

(non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. The Class A shares of the Fund have not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The FTSE STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bonds and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month-end. The included STRIPS are derived only from bonds in the FTSE Bond Index, which include coupon strips with less than one year remaining to maturity. The Lipper Corporate Debt Funds BBB-Rated Funds Average consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 13.74%. For the periods shown in the bar chart, the highest quarterly return was 52.32% in the Q3 2011, and the lowest quarterly return was -17.41% in the Q4 2016.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-4.01%	9.14%	4.71%
Institutional Class Return After Taxes on Distributions(1)	-5.46%	7.14%	0.90%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-2.32%	6.33%	2.07%
I-2 Return Before Taxes	-4.10%	9.03%	4.61%
FTSE STRIPS Index, 20+ Year Sub-Index (reflects no deductions for fees, expenses or taxes)	-4.46%	9.23%	3.51%
Lipper Corporate Debt Funds BBB-Rated Funds Average (reflects no deductions for taxes)	-2.56%	2.90%	5.61%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Mike Cudzil and Steve Rodosky. Messrs. Cudzil and Rodosky are Managing Directors of PIMCO.  Mr. Cudzil has managed the Fund since February 2016.  Mr. Rodosky has managed the Fund since July 2007.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	7

PIMCO Extended Duration Fund

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 54 of this prospectus.

8	PROSPECTUS | PIMCO FUNDS

PIMCO GNMA and Government Securities Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 70 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.50%	0.60%	0.70%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.21%	0.21%	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses	0.71%	0.81%	0.91%	1.11%	1.86%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.71%	0.81%	0.86%	1.11%	1.86%

1 "Other Expenses" include interest expense of 0.21%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.50%, 0.60%, 0.65%, 0.90% and 1.65% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$73	$227	$395	$883
I-2	$83	$259	$450	$1,002
I-3	$88	$285	$499	$1,115
Class A	$484	$715	$964	$1,676
Class C	$289	$585	$1,006	$2,180

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$484	$715	$964	$1,676
Class C	$189	$585	$1,006	$2,180

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 862% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association ("GNMA") and of securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund is neither sponsored by nor affiliated with GNMA. The average portfolio duration of this Fund normally varies from one to seven years based on PIMCO's market forecasts. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest without limit in securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises. In addition, the Fund may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), subject to a minimum rating of Baa by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

PIMCO FUNDS | PROSPECTUS	9

PIMCO GNMA and Government Securities Fund

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

GNMA, a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration, or guaranteed by the Department of Veterans Affairs. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and

10	PROSPECTUS | PIMCO FUNDS

Prospectus

losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. Because I-3 shares of the Fund had not commenced operations as of December 31, 2018, no performance for I-3 shares is provided. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Bloomberg Barclays GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the GNMA. The Lipper GNMA Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 4.28%. For the periods shown in the bar chart, the highest quarterly return was 3.78% in the Q2 2010, and the lowest quarterly return was -2.70% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	0.82%	2.39%	3.81%
Institutional Class Return After Taxes on Distributions(1)	-0.45%	1.21%	2.24%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	0.47%	1.30%	2.33%
I-2 Return Before Taxes	0.72%	2.29%	3.71%
Class A Return Before Taxes	-3.35%	1.20%	3.01%
Class C Return Before Taxes	-1.31%	1.22%	2.63%
Bloomberg Barclays GNMA Index (reflects no deductions for fees, expenses or taxes)	1.02%	2.35%	3.16%
Lipper GNMA Funds Average (reflects no deductions for taxes)	0.39%	1.65%	2.78%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Mike Cudzil and Daniel Hyman. Messrs. Cudzil and Hyman are Managing Directors of PIMCO. Mr. Cudzil has managed the Fund since January 2013, and Mr. Hyman has managed the Fund since July 2012.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	11

PIMCO GNMA and Government Securities Fund

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 54 of this prospectus.

12	PROSPECTUS | PIMCO FUNDS

PIMCO Investment Grade Credit Bond Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 70 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Management Fees	0.50%	0.60%	0.70%	0.50%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%
Other Expenses(1)	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%
Total Annual Fund Operating Expenses	0.77%	0.87%	0.97%	1.02%	1.17%	1.92%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.77%	0.87%	0.92%	1.02%	1.17%	1.92%

1 "Other Expenses" include interest expense of 0.27%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.50%, 0.60%, 0.65%, 0.75%, 0.90% and 1.65% for Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$79	$246	$428	$954
I-2	$89	$278	$482	$1,073
I-3	$94	$304	$531	$1,185
Administrative Class	$104	$325	$563	$1,248
Class A	$490	$733	$995	$1,742
Class C	$295	$603	$1,037	$2,243

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$490	$733	$995	$1,742
Class C	$195	$603	$1,037	$2,243

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 149% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in investment grade fixed income securities may be invested in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg Barclays U.S. Credit Index, as calculated by PIMCO, which as of May 31, 2019 was 6.97 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO. Investment grade debt securities are rated Baa or

PIMCO FUNDS | PROSPECTUS	13

PIMCO Investment Grade Credit Bond Fund

higher by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and

14	PROSPECTUS | PIMCO FUNDS

Prospectus

auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Bloomberg Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The Lipper Corporate Debt Funds BBB-Rated Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 9.89%. For the periods shown in the bar chart, the highest quarterly return was 9.18% in the Q2 2009, and the lowest quarterly return was -4.29% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-2.02%	4.30%	7.06%
Institutional Class Return After Taxes on Distributions(1)	-3.63%	2.23%	4.47%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-1.18%	2.40%	4.56%
I-2 Return Before Taxes	-2.12%	4.19%	6.95%
I-3 Return Before Taxes	-2.16%	4.14%	6.90%
Administrative Class Return Before Taxes	-2.26%	4.04%	6.79%
Class A Return Before Taxes	-6.06%	3.09%	6.23%
Class C Return Before Taxes	-4.08%	3.11%	5.84%
Bloomberg Barclays U.S. Credit Index (reflects no deductions for fees, expenses or taxes)	-2.11%	3.22%	5.52%
Lipper Corporate Debt Funds BBB-Rated Funds Average (reflects no deductions for taxes)	-2.56%	2.90%	5.61%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	15

PIMCO Investment Grade Credit Bond Fund

period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Mark Kiesel, Mohit Mittal and Amit Arora. Mr. Kiesel is CIO Global Credit and a Managing Director of PIMCO. Mr. Mittal is a Managing Director of PIMCO. Mr. Arora is a Senior Vice President of PIMCO. Mr. Kiesel has managed the Fund since November 2002, and Messrs. Mittal and Arora have managed the Fund since October 2016.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 54 of this prospectus.

16	PROSPECTUS | PIMCO FUNDS

PIMCO Long Duration Total Return Fund

Investment Objective

The Fund seeks maximum total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 70 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class A	Class C
Management Fees	0.50%	0.60%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.47%	0.47%	0.47%	0.47%
Total Annual Fund Operating Expenses	0.97%	1.07%	1.37%	2.12%

1 "Other Expenses" include interest expense of 0.47%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses are 0.50%, 0.60%, 0.90% and 1.65% for Institutional Class, I-2, Class A and Class C shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$99	$309	$536	$1,190
I-2	$109	$340	$590	$1,306
Class A	$509	$793	$1,097	$1,960
Class C	$315	$664	$1,139	$2,452

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$509	$793	$1,097	$1,960
Class C	$215	$664	$1,139	$2,452

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 189% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg Barclays Long-Term Government/Credit Index, as calculated by PIMCO, which as of May 31, 2019 was 15.03 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO FUNDS | PROSPECTUS	17

PIMCO Long Duration Total Return Fund

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

18	PROSPECTUS | PIMCO FUNDS

Prospectus

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class A shares (September 8, 2017) and Class C shares (January 5, 2018) performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by these classes of shares. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Bloomberg Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The Lipper Corporate Debt Funds BBB-Rated Funds Average consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 12.84%. For the periods shown in the bar chart, the highest quarterly return was 11.23% in the Q3 2011, and the lowest quarterly return was -7.98% in the Q4 2016.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-3.86%	5.95%	6.53%
Institutional Class Return After Taxes on Distributions(1)	-5.72%	3.38%	3.94%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-2.18%	3.62%	4.16%
I-2 Return Before Taxes	-3.95%	5.85%	6.43%
Class A Return Before Taxes	-7.82%	4.73%	5.70%
Class C Return Before Taxes	-4.95%	4.75%	5.32%
Bloomberg Barclays Long-Term Government/Credit Index (reflects no deductions for fees, expenses or taxes)	-4.68%	5.37%	5.88%
Lipper Corporate Debt Funds BBB-Rated Funds Average (reflects no deductions for taxes)	-2.56%	2.90%	5.61%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Mike Cudzil, Mohit Mittal and Steve Rodosky. Messrs. Cudzil, Mittal and Rodosky are Managing Directors of PIMCO. Messrs. Cudzil and Mittal have managed the Fund since February 2016. Mr. Rodosky has managed the Fund since July 2007.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	19

PIMCO Long Duration Total Return Fund

intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 54 of this prospectus.

20	PROSPECTUS | PIMCO FUNDS

PIMCO Long-Term U.S. Government Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 70 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Management Fees	0.475%	0.575%	0.675%	0.475%	0.575%	0.575%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%
Other Expenses(1)	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%
Total Annual Fund Operating Expenses	0.965%	1.065%	1.165%	1.215%	1.315%	2.065%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.965%	1.065%	1.115%	1.215%	1.315%	2.065%

1 "Other Expenses" include interest expense of 0.49%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.475%, 0.575%, 0.625%, 0.725%, 0.825% and 1.575% for Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$98	$307	$534	$1,184
I-2	$109	$339	$587	$1,300
I-3	$114	$365	$636	$1,410
Administrative Class	$124	$386	$668	$1,472
Class A	$504	$776	$1,069	$1,900
Class C	$310	$647	$1,111	$2,395

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$504	$776	$1,069	$1,900
Class C	$210	$647	$1,111	$2,395

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 141% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities"), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. While PIMCO may invest in derivatives at any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Fund will normally have a minimum average portfolio duration of eight years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be more than ten years.

The Fund's investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are

PIMCO FUNDS | PROSPECTUS	21

PIMCO Long-Term U.S. Government Fund

rated at least A by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may only invest up to 10% of its total assets in securities rated A by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality and may only invest up to 25% of its total assets in securities rated Aa by Moody's, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

22	PROSPECTUS | PIMCO FUNDS

Prospectus

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations if any, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The I-3 shares of the Fund have not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Bloomberg Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. The Lipper General U.S. Government Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in U.S. government and agency issues.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 9.97%. For the periods shown in the bar chart, the highest quarterly return was 22.65% in the Q3 2011, and the lowest quarterly return was -11.95% in the Q4 2016.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-2.12%	5.70%	5.45%
Institutional Class Return After Taxes on Distributions(1)	-3.39%	0.12%	0.92%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-1.24%	1.84%	2.36%
I-2 Return Before Taxes	-2.22%	5.59%	5.35%
Administrative Class Return Before Taxes	-2.36%	5.44%	5.19%
Class A Return Before Taxes	-6.12%	4.53%	4.67%
Class C Return Before Taxes	-4.13%	4.55%	4.29%
Bloomberg Barclays Long-Term Treasury Index (reflects no deductions for fees, expenses or taxes)	-1.84%	5.93%	4.09%
Lipper General U.S. Government Funds Average (reflects no deductions for taxes)	0.04%	1.99%	2.32%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Mike Cudzil and Steve Rodosky. Messrs. Cudzil and Rodosky are Managing Directors of PIMCO.  Mr. Cudzil has managed the Fund since February 2016.  Mr. Rodosky has managed the Fund since July 2007.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 54 of this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	23

PIMCO Moderate Duration Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2
Management Fees	0.46%	0.56%
Distribution and/or Service (12b-1) Fees	N/A	N/A
Other Expenses(1)	0.14%	0.14%
Total Annual Fund Operating Expenses	0.60%	0.70%

1 "Other Expenses" include interest expense of 0.14%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses are 0.46% and 0.56% for Institutional Class and I-2 shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class or I-2 shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$61	$192	$335	$750
I-2	$72	$224	$390	$871

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 392% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg Barclays Intermediate Government/ Credit Index, as calculated by Pacific Investment Management Company LLC ("PIMCO"), which as of May 31, 2019 was 3.91 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding

PIMCO FUNDS | PROSPECTUS	24

Prospectus

securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	25

PIMCO Moderate Duration Fund

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-2 shares (December 31, 2009), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Bloomberg Barclays Intermediate Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of at least 1 year and less than 10 years. The Lipper Short-Intermediate Investment Grade Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 4.92%. For the periods shown in the bar chart, the highest quarterly return was 6.57% in the Q2 2009, and the lowest quarterly return was -2.08% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	0.56%	1.96%	4.24%
Institutional Class Return After Taxes on Distributions(1)	-0.44%	0.71%	2.73%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	0.32%	0.96%	2.74%
I-2 Return Before Taxes	0.46%	1.86%	4.13%
Bloomberg Barclays Intermediate Government/Credit Index (reflects no deductions for fees, expenses or taxes)	0.88%	1.86%	2.90%
Lipper Short-Intermediate Investment Grade Debt Funds Average (reflects no deductions for taxes)	0.59%	1.31%	3.18%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Scott Mather and Mike Cudzil. Mr. Mather is CIO U.S. Core Strategies and a Managing Director of PIMCO. Mr. Cudzil is a Managing Director of PIMCO. Mr. Mather has managed the Fund since September 2014, and Mr. Cudzil has managed the Fund since July 2018.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 54 of this prospectus.

26	PROSPECTUS | PIMCO FUNDS

PIMCO Mortgage-Backed Securities Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 70 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.50%	0.60%	0.70%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.25%	0.25%	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	0.75%	0.85%	0.95%	1.15%	1.90%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	0.85%	0.90%	1.15%	1.90%

1 "Other Expenses" include interest expense of 0.25%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.50%, 0.60%, 0.65%, 0.90% and 1.65% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$77	$240	$417	$930
I-2	$87	$271	$471	$1,049
I-3	$92	$298	$521	$1,162
Class A	$488	$727	$984	$1,720
Class C	$293	$597	$1,026	$2,222

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$488	$727	$984	$1,720
Class C	$193	$597	$1,026	$2,222

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 790% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to seven years based on PIMCO's market forecasts. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest without limit in securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises. In addition, the Fund may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality, subject to a minimum rating of Baa by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to an additional 5% of its total assets in mortgage-related high yield instruments ("junk bonds") rated below Baa by Moody's, or equivalently rated by S&P or Fitch, or, if

PIMCO FUNDS | PROSPECTUS	27

PIMCO Mortgage-Backed Securities Fund

unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

28	PROSPECTUS | PIMCO FUNDS

Prospectus

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Bloomberg Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of about 1,000,000 individual fixed rate MBS pools into approximately 5,500 generic aggregates. The Lipper U.S. Mortgage Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 4.40%. For the periods shown in the bar chart, the highest quarterly return was 5.31% in the Q3 2009, and the lowest quarterly return was -2.14% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	1.31%	3.26%	4.84%
Institutional Class Return After Taxes on Distributions(1)	-0.13%	1.95%	3.09%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	0.76%	1.91%	3.06%
I-2 Return Before Taxes	1.21%	3.16%	4.74%
I-3 Return Before Taxes	1.15%	3.10%	4.68%
Class A Return Before Taxes	-2.88%	2.06%	4.03%
Class C Return Before Taxes	-0.82%	2.08%	3.64%
Bloomberg Barclays U.S. MBS Fixed-Rate Index (reflects no deductions for fees, expenses or taxes)	0.99%	2.54%	3.12%
Lipper U.S. Mortgage Funds Average (reflects no deductions for taxes)	0.74%	2.27%	3.70%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Mike Cudzil and Daniel Hyman. Messrs. Cudzil and Hyman are Managing Directors of PIMCO. Mr. Cudzil has managed the Fund since January 2013, and Mr. Hyman has managed the Fund since July 2012.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	29

PIMCO Mortgage-Backed Securities Fund

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 54 of this prospectus.

30	PROSPECTUS | PIMCO FUNDS

PIMCO Mortgage Opportunities and Bond Fund

Investment Objective

The Fund seeks maximum long-term return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 70 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.60%	0.70%	0.80%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.77%	0.77%	0.77%	0.77%	0.77%
Total Annual Fund Operating Expenses	1.37%	1.47%	1.57%	1.77%	2.52%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.37%	1.47%	1.52%	1.77%	2.52%

1 "Other Expenses" include interest expense of 0.77%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.60%, 0.70%, 0.75%, 1.00% and 1.75% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$139	$434	$750	$1,646
I-2	$150	$465	$803	$1,757
I-3	$155	$491	$850	$1,863
Class A	$548	$911	$1,298	$2,381
Class C	$355	$785	$1,340	$2,856

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$548	$911	$1,298	$2,381
Class C	$255	$785	$1,340	$2,856

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 791% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of mortgage-related assets, including, but not limited to Agency residential and commercial mortgage-backed securities ("MBS") and private label residential and commercial MBS, and of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Agency MBS refers to MBS issued by government-sponsored enterprises, such as the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal National Mortgage Association ("FNMA" or "Fannie Mae") or the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in a broad array of mortgage-related securities in seeking to generate consistent, absolute returns across full market cycles. The average portfolio duration of this Fund normally varies from (negative) 1 year to positive 8 years based on PIMCO's market forecasts. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may invest up to 50% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if

PIMCO FUNDS | PROSPECTUS	31

PIMCO Mortgage Opportunities and Bond Fund

unrated, as determined by PIMCO (except such limitation shall not apply to the Fund's investments in mortgage-related securities).

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts, options on futures, fixed income swap agreements, credit default swap agreements and other synthetic mortgage-related swap indices, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may invest up to 10% of its total assets in any combination of mortgage-related or other asset-backed interest-only ("IO"), principal-only ("PO"), or inverse floating rate debt ("inverse floater") securities. The Fund may invest up to 10% of its total assets in mortgage- or real estate-related equity instruments, including preferred securities, common stock, convertible securities and other equity-related instruments. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Extension Risk: the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of the Fund's investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested

Prepayment Risk: the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in the Fund foregoing

32	PROSPECTUS | PIMCO FUNDS

Prospectus

future interest income on the portion of the principal repaid early and may result in the Fund being forced to reinvest investment proceeds at lower interest rates

Privately Issued Mortgage-Related Securities Risk: the risk of non-payment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Distribution Rate Risk: the risk that the Fund's distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the 3 Month USD LIBOR (London Interbank Offered Rate) Index. LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market.

Lipper Absolute Return Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that aim for positive returns in all market conditions. The funds are not benchmarked against a traditional long-only market index but rather have the aim of outperforming a cash or risk-free benchmark.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 2.86%. For the periods shown in the bar chart, the highest quarterly return was 2.09% in the Q1 2014, and the lowest quarterly return was -1.09% in the Q2 2013.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	33

PIMCO Mortgage Opportunities and Bond Fund

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Since Inception (10/22/2012)
Institutional Class Return Before Taxes	1.55%	3.97%	5.47%
Institutional Class Return After Taxes on Distributions(1)	-0.20%	2.12%	3.63%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	0.91%	2.20%	3.39%
I-2 Return Before Taxes	1.45%	3.86%	5.36%
I-3 Return Before Taxes	1.39%	3.81%	5.31%
Class A Return Before Taxes	-2.63%	2.76%	4.40%
Class C Return Before Taxes	-0.58%	2.79%	4.27%
3 Month USD LIBOR Index (reflects no deductions for fees, expenses or taxes)	2.20%	0.92%	0.80%
Lipper Absolute Return Funds Average (reflects no deductions for taxes)	-4.29%	0.95%	1.92	%(2)

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

2 The Lipper Average's since inception return is determined from the nearest month-end following the Fund's inception date and not from the actual inception date of the Fund.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Joshua Anderson, Daniel Hyman, Alfred Murata and Jing Yang. Messrs. Anderson, Hyman and Murata are Managing Directors of PIMCO. They have managed the Fund since its inception in October 2012. Ms. Yang is an Executive Vice President of PIMCO and has managed the Fund since July 2018.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 54 of this prospectus.

34	PROSPECTUS | PIMCO FUNDS

PIMCO Strategic Bond Fund

Investment Objective

The Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 70 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class A	Class C
Management Fees	0.55%	0.65%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	0.59%	0.69%	0.99%	1.74%
Fee Waiver and/or Expense Reimbursement(2)	(0.05%)	(0.05%)	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.54%	0.64%	0.94%	1.69%

1 "Other Expenses" include interest expense of 0.04%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.50%, 0.60%, 0.90% and 1.65% for Institutional Class, I-2, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for each share class of the Fund by 0.05% of the average daily net assets attributable to the applicable class of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years from the date of waiver.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$55	$184	$324	$733
I-2	$65	$216	$379	$854
Class A	$467	$674	$897	$1,538
Class C	$272	$543	$939	$2,048

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$467	$674	$897	$1,538
Class C	$172	$543	$939	$2,048

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 294% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from (negative) 1 year to positive 5 years based on PIMCO's market forecasts. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may seek to manage capital gain distributions by, among other things, attempting to use losses from sales of securities that have declined in price to offset gains that would otherwise be taxable subject to maintenance of the portfolio investment strategy. However, such strategy may be unsuccessful or only partially successful and the Fund may realize taxable gains. For example, the Fund may realize taxable gains in order to satisfy cash redemption requests or when PIMCO believes the benefits of a transaction resulting in the realization of taxable gains outweigh tax considerations.

The Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 20% of its total assets in

PIMCO FUNDS | PROSPECTUS	35

PIMCO Strategic Bond Fund

securities rated below Baa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 30% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 25% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Fund. Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies similar to the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

36	PROSPECTUS | PIMCO FUNDS

Prospectus

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Tax-Efficient Investing Risk: the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-2 shares (September 10, 2009), performance information shown in the table is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by I-2 shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Effective July 30, 2018, the Fund's broad-based securities market index is the 3 Month USD LIBOR (London Interbank Offered Rate) Index. The 3 Month USD LIBOR Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. The Fund's new broad-based securities market index was selected as its use is more closely aligned with the Fund's principal investment strategies. Prior to July 30, 2018, the Fund's broad-based securities market index was the 3 Month USD LIBOR After Tax. It is not possible to invest directly in an unmanaged index. The Lipper Absolute Return Bond Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that aim for positive returns in all market conditions and invest primarily in debt securities. The funds are not benchmarked against a traditional long-only market index but rather have the aim of outperforming a cash or risk-free benchmark.

Effective July 30, 2018, certain changes were made to the Fund's principal investment strategies, including reduced exposure to municipal securities, high yield securities ("junk bonds"), securities and instruments that are economically tied to emerging market countries and foreign currencies, and a more constrained duration guideline. The Fund's performance information prior to July 30, 2018 relates only to the Fund's former principal investment strategies.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 3.35%. For the periods shown in the bar chart, the highest quarterly return was 3.28% in the Q1 2017, and the lowest quarterly return was -3.28% in the Q3 2015.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	37

PIMCO Strategic Bond Fund

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Since Inception (01/30/2009)
Institutional Class Return Before Taxes	3.56%	3.56%	3.26%
Institutional Class Return After Taxes on Distributions(1)	2.81%	2.91%	2.72%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	2.62%	2.90%	2.60%
I-2 Return Before Taxes	3.46%	3.45%	3.16%
Class A Return Before Taxes	-0.72%	2.36%	2.46%
Class C Return Before Taxes	1.38%	2.38%	2.13%
3 Month USD LIBOR Index (reflects no deductions for fees, expenses or taxes)	2.20%	0.92%	0.68%
Lipper Absolute Return Bond Funds (reflects no deductions for taxes)	-0.89%	1.88%	4.40	%(2)

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

2 The Lipper Average's since inception return is determined from the nearest month-end following the Fund's inception date and not from the actual inception date of the Fund.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Marc Seidner and Mohit Mittal. Mr. Seidner is CIO Non-traditional Strategies and a Managing Director of PIMCO, and he has managed the Fund since January 2015.  Mr. Mittal is a Managing Director of PIMCO and has managed the Fund since July 2018.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 54 of this prospectus.

38	PROSPECTUS | PIMCO FUNDS

PIMCO Total Return Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 70 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Management Fees	0.46%	0.56%	0.66%	0.46%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%	0.50%
Other Expenses(1)	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	0.71%	0.81%	0.91%	0.96%	1.05%	1.80%	1.30%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.71%	0.81%	0.86%	0.96%	1.05%	1.80%	1.30%

1 "Other Expenses" include interest expense of 0.25%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.46%, 0.56%, 0.61%, 0.71%, 0.80%, 1.55% and 1.05% for Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$73	$227	$395	$883
I-2	$83	$259	$450	$1,002
I-3	$88	$285	$499	$1,115
Administrative Class	$98	$306	$531	$1,178
Class A	$478	$697	$933	$1,609
Class C	$283	$566	$975	$2,116
Class R	$132	$412	$713	$1,568

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$478	$697	$933	$1,609
Class C	$183	$566	$975	$2,116

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 723% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg Barclays U.S. Aggregate Index, as calculated by PIMCO, which as of May 31, 2019 was 5.45 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment-grade debt securities, but may invest up to 20% of its total assets in high yield securities ("junk bonds"),

PIMCO FUNDS | PROSPECTUS	39

PIMCO Total Return Fund

as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest up to 10% of its total assets in preferred securities, convertible securities and other equity-related securities.

The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and

40	PROSPECTUS | PIMCO FUNDS

Prospectus

extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Lipper Core Plus Bond Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 6.07%. For the periods shown in the bar chart, the highest quarterly return was 6.04% in the Q3 2009, and the lowest quarterly return was -3.60% in the Q2 2013.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	41

PIMCO Total Return Fund

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-0.26%	2.56%	4.71%
Institutional Class Return After Taxes on Distributions(1)	-1.52%	0.98%	2.93%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-0.16%	1.33%	3.02%
I-2 Return Before Taxes	-0.36%	2.45%	4.61%
I-3 Return Before Taxes	-0.40%	2.40%	4.55%
Administrative Class Return Before Taxes	-0.51%	2.30%	4.45%
Class A Return Before Taxes	-4.33%	1.39%	3.90%
Class C Return Before Taxes	-2.34%	1.40%	3.52%
Class R Return Before Taxes	-0.88%	1.91%	4.03%
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	0.01%	2.52%	3.48%
Lipper Core Plus Bond Funds Average (reflects no deductions for taxes)	-0.89%	2.46%	5.05%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Scott Mather, Mark Kiesel and Mohit Mittal. Mr. Mather is CIO U.S. Core Strategies. Mr. Kiesel is CIO Global Credit. Each of Messrs. Mather, Kiesel and Mittal is a Managing Director of PIMCO. Messrs. Mather and Kiesel have jointly and primarily managed the Fund since September 2014, and Mr. Mittal has jointly and primarily managed the Fund since December 2019.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 54 of this prospectus.

42	PROSPECTUS | PIMCO FUNDS

PIMCO Total Return Fund II

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Admin Class
Management Fees	0.50%	0.60%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Other Expenses(1)	0.35%	0.35%	0.35%
Total Annual Fund Operating Expenses	0.85%	0.95%	1.10%

1 "Other Expenses" include interest expense of 0.35%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses are 0.50%, 0.60% and 0.75% for Institutional Class, I-2 and Administrative Class shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2 or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$87	$271	$471	$1,049
I-2	$97	$303	$525	$1,166
Administrative Class	$112	$350	$606	$1,340

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 587% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg Barclays U.S. Aggregate Index, as calculated by Pacific Investment Management Company LLC ("PIMCO"), which as of May 31, 2019 was 5.45 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least Baa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

PIMCO FUNDS | PROSPECTUS	43

PIMCO Total Return Fund II

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitation, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-2 shares (December 31, 2009), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Lipper Core Plus Bond Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

44	PROSPECTUS | PIMCO FUNDS

Prospectus

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 6.31%. For the periods shown in the bar chart, the highest quarterly return was 6.32% in the Q2 2009, and the lowest quarterly return was -3.30% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	0.30%	2.48%	4.34%
Institutional Class Return After Taxes on Distributions(1)	-0.97%	0.91%	2.70%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	0.17%	1.28%	2.82%
I-2 Return Before Taxes	0.19%	2.38%	4.24%
Administrative Class Return Before Taxes	0.05%	2.23%	4.08%
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	0.01%	2.52%	3.48%
Lipper Core Plus Bond Funds Average (reflects no deductions for taxes)	-0.89%	2.46%	5.05%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Scott Mather, Mark Kiesel and Mohit Mittal. Mr. Mather is CIO U.S. Core Strategies. Mr. Kiesel is CIO Global Credit. Each of Messrs. Mather, Kiesel and Mittal is a Managing Director of PIMCO. Messrs. Mather and Kiesel have jointly and primarily managed the Fund since September 2014, and Mr. Mittal has jointly and primarily managed the Fund since December 2019.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 54 of this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	45

PIMCO Total Return Fund IV

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 70 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class A
Management Fees	0.50%	0.60%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses(1)	0.19%	0.19%
Total Annual Fund Operating Expenses	0.69%	1.04%

1 "Other Expenses" include interest expense of 0.19%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses are 0.50% and 0.85% for Institutional Class and Class A shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$70	$221	$384	$859
Class A	$477	$694	$927	$1,598

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$477	$694	$927	$1,598

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 579% of the average value of its portfolio.

Principal Investment Strategies

 The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.  The average portfolio duration of this Fund normally varies within one and a half years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg Barclays U.S. Aggregate Index, as calculated by PIMCO, which as of May 31, 2019 was 5.45 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates.  The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may invest without limitation in the core sectors of the bond market including government bonds, mortgage bonds and corporate bonds and will generally seek to maintain positive exposure to these sectors. The Fund may invest only in investment grade securities of issuers that are rated at least Baa by Moody's Investors Service, Inc., ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers, although the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 15% of its total assets in such instruments).

The Fund may invest in certain derivative instruments, such as futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales, including short exposures obtained using derivative instruments, up to 10% of its total assets. The Fund may,

PIMCO FUNDS | PROSPECTUS	46

Prospectus

without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may invest up to 10% of its total assets in preferred securities, convertible securities and other equity-related securities, although the Fund will not invest in common stock.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	47

PIMCO Total Return Fund IV

portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Lipper Core Plus Bond Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 6.89%. For the periods shown in the bar chart, the highest quarterly return was 3.21% in the Q3 2012, and the lowest quarterly return was -3.26% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Since Inception (05/26/2011)
Institutional Class Return Before Taxes	-0.77%	2.15%	3.15%
Institutional Class Return After Taxes on Distributions(1)	-1.79%	1.05%	2.00%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-0.46%	1.18%	1.98%
Class A Return Before Taxes	-4.84%	1.01%	2.28%
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	0.01%	2.52%	2.55%
Lipper Core Plus Bond Funds Average (reflects no deductions for taxes)	-0.89%	2.46%	2.88	%(2)

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

2 The Lipper Average's since inception return is determined from the nearest month-end following the Fund's inception date and not from the actual inception date of the Fund.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Scott Mather, Mark Kiesel and Mohit Mittal. Mr. Mather is CIO U.S. Core Strategies. Mr. Kiesel is CIO Global Credit. Each of Messrs. Mather, Kiesel and Mittal is a Managing Director of PIMCO. Messrs. Mather and Kiesel have jointly and primarily managed the Fund since September 2014, and Mr. Mittal has jointly and primarily managed the Fund since December 2019.

48	PROSPECTUS | PIMCO FUNDS

Prospectus

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 54 of this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	49

PIMCO Total Return ESG Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 70 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Management Fees	0.50%	0.60%	0.70%	0.50%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%
Other Expenses(1)	0.34%	0.34%	0.34%	0.34%	0.34%	0.34%
Total Annual Fund Operating Expenses	0.84%	0.94%	1.04%	1.09%	1.24%	1.99%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.84%	0.94%	0.99%	1.09%	1.24%	1.99%

1 "Other Expenses" include interest expense of 0.34%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.50%, 0.60%, 0.65%, 0.75%, 0.90% and 1.65% for Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$86	$268	$466	$1,037
I-2	$96	$300	$520	$1,155
I-3	$101	$326	$569	$1,266
Administrative Class	$111	$347	$601	$1,329
Class A	$348	$610	$891	$1,691
Class C	$302	$624	$1,073	$2,317

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$348	$610	$891	$1,691
Class C	$202	$624	$1,073	$2,317

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 514% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg Barclays U.S. Aggregate Index, as calculated by PIMCO, which as of May 31, 2019 was 5.45 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production of coal, or in the production or trade of pornographic materials. In addition, the Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from

PIMCO FUNDS | PROSPECTUS	50

Prospectus

products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan.

In analyzing whether an issuer meets any of the criteria described above, PIMCO may rely upon, among other things, information provided by an independent third party.

The Fund may avoid investment in the securities of issuers whose business practices with respect to the environment, social responsibility, and governance ("ESG practices") are not to PIMCO's satisfaction. In determining the efficacy of an issuer's ESG practices, PIMCO will use its own proprietary assessments of material ESG issues and may also reference standards as set forth by recognized global organizations such as entities sponsored by the United Nations. Additionally, PIMCO may engage proactively with issuers to encourage them to improve their ESG practices. PIMCO's activities in this respect may include, but are not limited to, direct dialogue with company management, such as through in-person meetings, phone calls, electronic communications, and letters. Through these engagement activities, PIMCO seeks to identify opportunities for a company to improve its ESG practices, and will endeavor to work collaboratively with company management to establish concrete objectives and to develop a plan for meeting these objectives. The Fund may invest in securities of issuers whose ESG practices are currently suboptimal, with the expectation that these practices may improve over time either as a result of PIMCO's engagement efforts or through the company's own initiatives. It may also exclude those issuers that are not receptive to PIMCO's engagement efforts, as determined in PIMCO's sole discretion.

The Fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

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PIMCO Total Return ESG Fund

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Responsible Investing Risk: the risk that, because the Fund's responsible investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may underperform funds that do not utilize a responsible investment strategy. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by PIMCO or any judgment exercised by PIMCO will reflect the beliefs or values of any particular investor

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-2 shares (March 31, 2009), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Because I-3, Class A and Class C shares of the Fund had not commenced operations as of December 31, 2018, no performance for these share classes is provided. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Lipper Core Plus Bond Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any

52	PROSPECTUS | PIMCO FUNDS

Prospectus

remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 6.44%. For the periods shown in the bar chart, the highest quarterly return was 6.12% in the Q2 2009, and the lowest quarterly return was -3.31% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-0.78%	2.29%	4.46%
Institutional Class Return After Taxes on Distributions(1)	-1.79%	0.88%	2.80%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-0.45%	1.17%	2.86%
I-2 Return Before Taxes	-0.88%	2.19%	4.35%
Administrative Class Return Before Taxes	-1.03%	2.03%	4.20%
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	0.01%	2.52%	3.48%
Lipper Core Plus Bond Funds Average (reflects no deductions for taxes)	-0.89%	2.46%	5.05%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Scott Mather, Mark Kiesel, Mohit Mittal and Jelle Brons. Mr. Mather is CIO U.S. Core Strategies. Mr. Kiesel is CIO Global Credit. Messrs. Mather, Kiesel and Mittal are Managing Directors of PIMCO, and Mr. Brons is an Executive Vice President of PIMCO. Messrs. Mather and Kiesel have jointly and primarily managed the Fund since September 2014, Mr. Mittal has jointly and primarily managed the Fund since December 2019, and Mr. Brons has jointly and primarily managed the Fund since April 2019.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 54 of this prospectus.

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Summary of Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange ("NYSE") is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

Institutional Class, I-2, I-3 and Administrative Class

The minimum initial investment for Institutional Class, I-2, I-3 and Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.

You may sell (redeem) all or part of your Institutional Class, I-2, I-3 and Administrative Class shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:

■

Sending a written request by regular mail to:

PIMCO Funds
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Funds c/o DST Asset Manager Solutions, Inc.
430 W 7th Street, STE 219024, Kansas City, MO 64105-1407

■

Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you

■

Sending a fax to our Shareholder Services department at 816.421.2861

■

Sending an e-mail to piprocess@dstsystems.com

Class A, Class C and Class R

The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.

There is no minimum initial or minimum subsequent investment in Class R shares because Class R shares may only be purchased through omnibus accounts for specified benefit plans. Specified benefit plans that wish to invest directly by mail should send a check payable to the PIMCO Family of Funds, along with a completed Account Application, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Firms

If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm's Web site for more information.

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Prospectus

Description of Principal Risks

The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries. The principal risks are described in this section. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information (the "SAI") also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Principal Risk	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Investment Grade Credit Bond Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund
New/Small Fund	–	–	–	–	–	–	–
Interest Rate	x	x	x	x	x	x	x
Call	x	x	x	x	x	x	x
Credit	x	x	x	x	x	x	x
High Yield	x	x	–	x	x	–	x
Market	x	x	x	x	x	x	x
Issuer	x	x	x	x	x	x	x
Liquidity	x	x	x	x	x	–	x
Derivatives	x	x	x	x	x	x	x
Equity	x	x	x	x	x	x	x
Mortgage-Related and Other Asset-Backed Securities	x	x	x	x	x	x	x
Extension	–	–	–	–	–	–	–
Prepayment	–	–	–	–	–	–	–
Privately Issued Mortgage-Related Securities	–	–	–	–	–	–	–
Real Estate	–	–	–	–	–	–	–
Foreign (Non-U.S.) Investment	x	x	x	x	x	–	x
Emerging Markets	x	x	x	x	x	–	x
Sovereign Debt	x	x	–	x	x	–	x
Currency	x	x	–	x	x	–	x
Leveraging	x	x	x	x	x	x	x
Management	x	x	x	x	x	x	x
Short Exposure	x	x	x	x	x	x	x
Convertible Securities	–	–	–	–	–	–	–
Responsible Investing	–	–	–	–	–	–	–
Tax-Efficient Investing	–	–	–	–	–	–	–
Distribution Rate	–	–	–	–	–	–	–

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PIMCO Funds

Principal Risk	PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund
New/Small Fund	x	–	x	–	–	–	–
Interest Rate	x	x	x	x	x	x	x
Call	x	x	x	x	x	x	x
Credit	x	x	x	x	x	x	x
High Yield	–	x	x	x	–	–	x
Market	x	x	x	x	x	x	x
Issuer	x	x	x	x	x	x	x
Liquidity	x	x	x	x	x	x	x
Derivatives	x	x	x	x	x	x	x
Equity	x	x	x	x	x	x	x
Mortgage-Related and Other Asset-Backed Securities	x	x	x	x	x	x	x
Extension	–	x	–	–	–	–	–
Prepayment	–	x	–	–	–	–	–
Privately Issued Mortgage-Related Securities	–	x	–	–	–	–	–
Real Estate	–	x	–	–	–	–	–
Foreign (Non-U.S.) Investment	x	–	x	x	–	x	x
Emerging Markets	x	–	x	x	–	x	x
Sovereign Debt	–	–	x	x	–	x	x
Currency	–	–	x	x	–	–	x
Leveraging	x	x	x	x	x	x	x
Management	x	x	x	x	x	x	x
Short Exposure	x	x	x	x	x	x	x
Tax-Efficient Investing	–	–	x	–	–	–	–
Convertible Securities	–	x	–	x	–	x	–
Responsible Investing	–	–	–	–	–	–	x
Distribution Rate	–	x	–	–	–	–	–

New/Small Fund Risk

A new or smaller Fund's performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller Funds. New and smaller Funds may also require a period of time before they are fully invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this "ramp-up" period, and may also be more volatile, than would be the case after the Fund is fully invested. Similarly, a new or smaller Fund's investment strategy may require a longer period of time to show returns that are representative of the strategy. New Funds have limited performance histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new or smaller Fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in a Fund's portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

56	PROSPECTUS | PIMCO FUNDS

Prospectus

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value ("NAV") of the Fund's shares.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are near historically low levels. Thus, Funds currently face a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise.

During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Certain European countries have recently experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if a Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity is an additional measure used to understand a security's or Fund's interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security's price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by a Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Therefore, if a Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as "high yield securities" or "junk bonds") may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. These securities are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund's ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Fund

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	57

PIMCO Funds

to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to "call" or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In addition, the high yield securities in which a Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to a Fund. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.

In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Funds to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on a Fund's investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund's investments. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether a specific Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to Funds that invest in fixed income securities. As discussed more under "Interest Rate Risk," interest rates in the U.S. are at or near historically low levels. Any interest rate increases in the future could cause the value of any Fund that invests in fixed income securities to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund and its shareholders.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, a Fund may rely on various third-party sources to calculate its NAV. As a result, a Fund is subject to certain operational risks associated with reliance on service providers and service providers' data sources. In particular, errors or systems failures and other technological issues may adversely impact a Fund's calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. A Fund may be unable to recover any losses associated with such failures.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

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Liquidity Risk

The Securities and Exchange Commission defines liquidity risk as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. A Fund's investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

In such cases, a Fund, due to regulatory limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund's principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Certain accounts or PIMCO affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these shareholders of their holdings in a Fund may impact the Fund's liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund's brokerage costs.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the SAI. The Funds typically use derivatives as a substitute for taking a position in the underlying asset, as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indexes, sectors, currencies, and/or geographic regions, and/or to reduce exposure to other risks, such as interest rate, credit, or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk, and in some cases, may subject a Fund to the potential for unlimited loss. The use of derivatives may cause the Fund's investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund's total investment exposure exceeding the value of its portfolio.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the initial amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a

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derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty. Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund's obligations or the Fund's exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. In such case, the Fund may lose money.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Fund may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Fund will be subject to increased liquidity and investment risk.

When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Fund's hedging transactions will be effective.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund's derivative transactions, impede the employment of the Fund's derivatives strategies, or adversely affect the Fund's performance.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, preferred securities, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.

Mortgage-Related and Other Asset-Backed Securities Risk

Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Extension Risk

The issuer of a security held by a Fund (such as a mortgage-related or other asset-backed security) may under certain circumstances make principal payments on such security later than expected. This may occur, for example, when interest rates rise. Such later-than-expected principal payments decrease the value of the security held by a Fund. In addition, as payments are received later than expected, a Fund may miss the opportunity to reinvest in higher yielding securities.

Prepayment Risk

The issuer of a security held by a Fund (such as a mortgage-related or other asset-backed security) may under certain circumstances make principal payments on such security sooner than expected. This may occur, for example, when interest rates decline. Such sooner-than-expected principal payments may reduce the returns of a Fund because the Fund is forced to forego expected future interest payments on the principal amount paid back early and the Fund may be

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forced to reinvest the money it receives from such early payments at the lower prevailing interest rates. Additionally, the yield to maturity on an IO class of a stripped MBS ("SMBS") is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities.

Privately Issued Mortgage-Related Securities Risk

There are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Privately issued mortgage-related securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Real Estate Risk

Investments in real estate investment trusts ("REITs") or real-estate linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a REIT or a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 as amended (the "Code"). In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products are generally illiquid. This reduces the ability of a Fund to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.

Foreign (Non-U.S.) Investment Risk

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities. A Fund that focuses its investments in multiple asset classes of emerging market securities may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Funds could lose money.

Sovereign Debt Risk

Sovereign debt risk is the risk that fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity's failure to make

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timely payments on its debt can result from many factors, including, without limitation, insufficient foreign currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to the Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond the Fund's control, may result in a loss in value of the Fund's sovereign debt holdings.

Currency Risk

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that a Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. In accordance with federal securities laws, rules, and staff positions, PIMCO will mitigate its leveraging risk by segregating or "earmarking" liquid assets or otherwise covering transactions that may give rise to such risk. The Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund's investment returns, resulting in greater losses. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent a Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time.  The loss of services of one or more key employees of PIMCO could have an adverse impact on the Fund's ability to realize its investment objective.

Short Exposure Risk

A Fund's short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the

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investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero.

By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund's exposure to long security positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.

In times of unusual or adverse market, economic, regulatory or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. Also, there is the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.  The PIMCO Total Return Fund IV plans to limit short sales, including short exposures obtained using derivative instruments, to 10% of its total assets.

Tax-Efficient Investing Risk

A Fund may engage in investment strategies intended to manage capital gain distributions. For example, a Fund may attempt to use losses from sales of securities that have declined to offset future gains that would otherwise be taxable. Any such strategy may be unsuccessful or only partially successful, and investors may experience adverse tax effects, including, but not limited to potentially greater tax liability than other PIMCO-advised funds. Additionally, such strategies may reduce investment returns or result in investment losses, which could cause the Fund and investors to lose money. Further, a Fund's focus on income generation may result in a higher overall tax liability as income may be taxed at a higher rate than capital gains.

Convertible Securities Risk

Convertible securities are fixed income securities, preferred securities or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security's market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Responsible Investing Risk

A Fund's responsible investment strategy, which may select or exclude securities of certain issuers for reasons other than performance, carries the risk that the Fund may underperform funds that do not utilize a responsible investment strategy. The application of this strategy may affect the Fund's exposure to certain sectors or types of investments, which could negatively impact the Fund's performance. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by PIMCO or any judgment exercised by PIMCO will reflect the beliefs or values of any particular investor. In evaluating a company, PIMCO is dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause PIMCO to incorrectly assess a company's business practices with respect to the environment, social responsibility and corporate governance ("ESG practices"). Socially responsible norms differ by region, and a company's ESG practices or PIMCO's assessment of a company's ESG practices may change over time. In addition, as a result of PIMCO's engagement activities, a Fund may purchase securities that do not currently engage in ESG practices to PIMCO's satisfaction, in an effort to improve an issuer's ESG practices. Successful application of a Fund's responsible investment strategy and PIMCO's engagement efforts will depend on PIMCO's skill in properly identifying and analyzing material ESG issues, and there can be no assurance that the strategy or techniques employed will be successful. Past performance is not a guarantee or reliable indicator of future results.

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Distribution Rate Risk

Although a Fund may seek to maintain a level distribution rate, the Fund's distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. For instance, during periods of low or declining interest rates, the Fund's distributable income and dividend levels may decline for many reasons. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund's distribution rate or that the rate will be sustainable in the future.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the SAI for information about the availability of the complete schedule of each Fund's holdings.

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Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as investment adviser, the "Investment Adviser," and serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees of PIMCO Funds (the "Trust"), PIMCO is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters.

PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2019, PIMCO had approximately $1.84 trillion in assets under management.

Management Fees

Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables reflect both an advisory fee and a supervisory and administrative fee. For the fiscal year ended March 31, 2019, the Funds paid monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets attributable to each class's shares taken separately):

	Management Fees
Fund Name	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
PIMCO Dynamic Bond Fund	0.80%	0.90%	1.00%	N/A	0.95%	0.95%	0.95%
PIMCO Extended Duration Fund	0.50%	0.60%	N/A	N/A	0.65%	N/A	N/A
PIMCO GNMA and Government Securities Fund	0.50%	0.60%	0.70%	N/A	0.65%	0.65%	N/A
PIMCO Investment Grade Credit Bond Fund	0.50%	0.60%	0.70%	0.50%	0.65%	0.65%	N/A
PIMCO Long Duration Total Return Fund	0.50%	0.60%	N/A	N/A	0.65%	0.65%	N/A
PIMCO Long-Term U.S. Government Fund	0.475%	0.575%	0.675%	0.475%	0.575%	0.575%	N/A
PIMCO Moderate Duration Fund	0.46%	0.56%	N/A	N/A	N/A	N/A	N/A
PIMCO Mortgage-Backed Securities Fund	0.50%	0.60%	0.70%	N/A	0.65%	0.65%	N/A
PIMCO Mortgage Opportunities and Bond Fund	0.60%	0.70%	0.80%	N/A	0.75%	0.75%	N/A
PIMCO Strategic Bond Fund	0.55%	0.65%	N/A	N/A	0.70%	0.70%	N/A
PIMCO Total Return Fund	0.46%	0.56%	0.66%	0.46%	0.55%	0.55%	0.55%
PIMCO Total Return Fund II	0.50%	0.60%	N/A	0.50%	N/A	N/A	N/A
PIMCO Total Return Fund IV	0.50%	N/A	N/A	N/A	0.60%	N/A	N/A
PIMCO Total Return ESG Fund	0.50%	0.60%	0.70%	0.50%	N/A	N/A	N/A

Class A and Class C shares of the PIMCO Total Return ESG Fund were not operational during the fiscal year ended March 31, 2019. The management fee for the Class A and Class C shares of the PIMCO Total Return ESG Fund is at the following annual rate (stated as a percentage of the average daily net assets attributable to the class's shares taken separately): 0.65% and 0.65%, respectively.

■

Advisory Fee. Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2019, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees(1) All Classes
PIMCO Dynamic Bond Fund	0.55%
PIMCO Extended Duration Fund	0.25%
PIMCO GNMA and Government Securities Fund	0.25%
PIMCO Investment Grade Credit Bond Fund	0.25%
PIMCO Long Duration Total Return Fund	0.25%
PIMCO Long-Term U.S. Government Fund	0.225%
PIMCO Moderate Duration Fund	0.25%
PIMCO Mortgage-Backed Securities Fund	0.25%
PIMCO Mortgage Opportunities and Bond Fund	0.35%
PIMCO Strategic Bond Fund(2)	0.25%
PIMCO Total Return Fund	0.25%

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	65

PIMCO Funds

Fund	Advisory Fees(1) All Classes
PIMCO Total Return Fund II	0.25%
PIMCO Total Return Fund IV	0.25%
PIMCO Total Return ESG Fund	0.25%

1 For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 102.

2 Effective October 1, 2018, the Fund's advisory fee was reduced by 0.15% to 0.25% per annum.

A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contract is available in the Funds' Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2018.

■

Supervisory and Administrative Fee. Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Funds. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended March 31, 2019, the Funds paid PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class's shares taken separately):

	Supervisory and Administrative Fee(1)
Fund	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
PIMCO Dynamic Bond Fund	0.25%	0.35%	0.45%	N/A	0.40%	0.40%	0.40%
PIMCO Extended Duration Fund	0.25%	0.35%	N/A	N/A	0.40%	N/A	N/A
PIMCO GNMA and Government Securities Fund	0.25%	0.35%	0.45%	N/A	0.40%	0.40%	N/A
PIMCO Investment Grade Credit Bond Fund	0.25%	0.35%	0.45%	0.25%	0.40%	0.40%	N/A
PIMCO Long Duration Total Return Fund	0.25%	0.35%	N/A	N/A	0.40%	0.40%	N/A
PIMCO Long-Term U.S. Government Fund	0.25%	0.35%	0.45%	0.25%	0.35%	0.35%	N/A
PIMCO Moderate Duration Fund	0.21%	0.31%	N/A	N/A	N/A	N/A	N/A
PIMCO Mortgage-Backed Securities Fund	0.25%	0.35%	0.45%	N/A	0.40%	0.40%	N/A
PIMCO Mortgage Opportunities and Bond Fund	0.25%	0.35%	0.45%	N/A	0.40%	0.40%	N/A
PIMCO Strategic Bond Fund	0.30%	0.40%	N/A	N/A	0.45%	0.45%	N/A
PIMCO Total Return Fund(2)	0.21%	0.31%	0.41%	0.21%	0.30%	0.30%	0.30%
PIMCO Total Return Fund II	0.25%	0.35%	N/A	0.25%	N/A	N/A	N/A
PIMCO Total Return Fund IV	0.25%	N/A	N/A	N/A	0.35%	N/A	N/A
PIMCO Total Return ESG Fund	0.25%	0.35%	0.45%	0.25%	N/A	N/A	N/A

1 For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 102.

2 Effective October 1, 2018, the Fund's supervisory and administrative fee for Class C and Class R was reduced by 0.05% to 0.30% per annum.

Class A and Class C shares of the PIMCO Total Return ESG Fund were not operational during the fiscal year ended March 31, 2019. The supervisory and administrative fee for the Class A and Class C shares of the PIMCO Total Return ESG Fund is at the following annual rate (stated as a percentage of the average daily net assets attributable to the class's shares taken separately): 0.40% and 0.40%, respectively.

Expense Limitation Agreement

Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of each Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the "Expense Limit") (calculated as a percentage of average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the "Reimbursement Amount") during the previous

66	PROSPECTUS | PIMCO FUNDS

Prospectus

thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

Fee Waiver Agreement

PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of PIMCO Dynamic Bond Fund, PIMCO GNMA and Government Securities Fund, PIMCO Investment Grade Credit Bond Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO Total Return Fund and PIMCO Total Return ESG Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO has contractually agreed, through July 31, 2021, to waive the supervisory and administrative fee it receives from the PIMCO Strategic Bond Fund by 0.05% of the average daily net assets attributable to each class. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived as set forth above (the "SB Reimbursement Amount") during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees or supervisory and administrative fee pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total SB Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Mortgage Opportunities and Bond	Joshua Anderson	10/12*

Managing Director, PIMCO. Mr. Anderson is a portfolio manager focusing on global structured credit investments. Prior to joining PIMCO in 2003, he was an analyst at Merrill Lynch covering both the residential ABS and collateralized debt obligation sectors and was ranked as one of the top analysts by Institutional investor magazine. He was previously a portfolio manager at Merrill Lynch Investment Managers.

PIMCO Investment Grade Credit Bond	Amit Arora	10/16

Senior Vice President, PIMCO. He is a portfolio manager on the global corporate bond team. He was previously a senior member of PIMCO's global risk management team. Prior to joining PIMCO in 2009, he was an executive director, responsible for credit hybrids and exotics trading, at J.P. Morgan. Mr. Arora was previously with Bear Stearns as a managing director on the structured credit derivatives trading desk, responsible for pricing, trading and hedging of all non-single name credit derivative products in investment grade and high yield credits. Before joining Bear Stearns, he worked on the foreign exchange Treasury desk at Citibank. He has investment experience since 1997 and holds an MBA from NYU Stern School of Business and a bachelor's degree in mechanical engineering from the Indian Institute of Technology (IIT Bombay). He is a Certified Financial Risk Manager (FRM).

PIMCO Total Return ESG	Jelle Brons	4/19

Executive Vice President, PIMCO. Mr. Brons is a portfolio manager on the global corporate bond team. Prior to joining PIMCO in 2005, Mr. Brons worked at UBS Investment Bank in the credit fixed income department, initially in credit sales and then with the team responsible for CreditDelta, a credit market and portfolio analysis tool. He has investment experience since 2002 and holds a master's degree in actuarial science and econometrics from the University of Amsterdam and a master's degree in financial engineering and quantitative analysis from the ICMA Business School at the University of Reading. He is a Certified Financial Risk Manager (FRM).

PIMCO Extended Duration PIMCO GNMA and Government Securities PIMCO Long Duration Total Return PIMCO Long-Term U.S. Government PIMCO Moderate Duration PIMCO Mortgage-Backed Securities	Mike Cudzil	2/16 1/13 2/16 2/16 7/18 1/13	Managing Director, PIMCO. Mr. Cudzil is a portfolio manager and mortgage specialist. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	67

PIMCO Funds

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Dynamic Bond	Mohsen Fahmi	9/14

Managing Director, PIMCO. Mr. Fahmi joined PIMCO in 2014 and is a generalist portfolio manager focusing on global fixed income assets. Prior to joining PIMCO, Mr. Fahmi was with Moore Capital Management, most recently as a senior portfolio manager and previously as chief operating officer. Mr. Fahmi has also previously served as co-head of bond and currency proprietary trading at Tokai Bank Europe, head of leveraged investment at Salomon Brothers and executive director of proprietary trading at Goldman Sachs. Prior to this, he was a proprietary trader for J.P. Morgan in both New York and London, and he also spent seven years as an investment officer at the World Bank in Washington, DC. He has investment experience since 1985 and holds an MBA from Stanford University.

PIMCO GNMA and Government Securities PIMCO Mortgage-Backed Securities PIMCO Mortgage Opportunities and Bond	Daniel Hyman	7/12 7/12 10/12*

Managing Director, PIMCO. Mr. Hyman is a portfolio manager focusing on mortgage-backed securities and derivatives. Prior to joining PIMCO in 2008, he was a vice president at Credit Suisse where he traded Agency pass-throughs.

PIMCO Dynamic Bond	Daniel J. Ivascyn	9/14

Group Chief Investment Officer and Managing Director, PIMCO. Mr. Ivascyn joined PIMCO in 1998, previously having been associated with Bear Stearns in the asset backed securities group, as well as T. Rowe Price and Fidelity Investments. He has investment experience since 1992 and holds an MBA in analytic finance from the University of Chicago Graduate School of Business and a bachelor's degree in economics from Occidental College.

PIMCO Investment Grade Credit Bond PIMCO Total Return PIMCO Total Return II PIMCO Total Return IV PIMCO Total Return ESG	Mark Kiesel	11/02 9/14 9/14 9/14 9/14

CIO Global Credit and Managing Director, PIMCO. He is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management. He has served as a portfolio manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

PIMCO Moderate Duration PIMCO Total Return PIMCO Total Return II PIMCO Total Return IV PIMCO Total Return ESG	Scott Mather	9/14 9/14 9/14 9/14 9/14	CIO U.S. Core Strategies and Managing Director, PIMCO. Previously he was head of global portfolio management. He joined PIMCO in 1998.
PIMCO Investment Grade Credit Bond PIMCO Long Duration Total Return PIMCO Strategic Bond PIMCO Total Return PIMCO Total Return II PIMCO Total Return IV PIMCO Total Return ESG	Mohit Mittal	10/16 2/16 7/18 12/19 12/19 12/19 12/19

Managing Director, PIMCO. He manages investment grade credit, total return and unconstrained bond portfolios and is a member of the Americas Portfolio Committee. Previously, he was a specialist on PIMCO's interest rates and derivatives desk. Mr. Mittal joined PIMCO in 2007 and holds an MBA in finance from the Wharton School of the University of Pennsylvania and an undergraduate degree in computer science from Indian Institute of Technology (IIT) in Delhi, India.

PIMCO Mortgage Opportunities and Bond	Alfred Murata	10/12*

Managing Director, PIMCO. Mr. Murata is a portfolio manager focusing on mortgage- and asset-backed securities. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest-rate derivatives at Nikko Financial Technologies.

PIMCO Extended Duration PIMCO Long Duration Total Return PIMCO Long-Term U.S. Government	Steve Rodosky	7/07 7/07 7/07	Managing Director, PIMCO. Mr. Rodosky joined PIMCO in 2001 and specializes in portfolio management of treasuries, agencies and futures.
PIMCO Dynamic Bond PIMCO Strategic Bond	Marc Seidner	1/15 1/15

CIO Non-traditional Strategies and Managing Director, PIMCO. Mr. Seidner is head of portfolio management in the New York office. He is also a generalist portfolio manager and a member of the Investment Committee. He rejoined PIMCO in November 2014 after serving as head of fixed income at GMO LLC, and previously he was a PIMCO Managing Director, generalist portfolio manager and member of the Investment Committee until January 2014. Prior to joining PIMCO in 2009, he was a managing director and domestic fixed income portfolio manager at Harvard Management Company. Previously, he was director of active core strategies at Standish Mellon Asset Management and a senior portfolio manager at Fidelity Management and Research. He has investment experience since 1988 and holds an undergraduate degree in economics from Boston College.

PIMCO Mortgage Opportunities and Bond	Jing Yang	7/18

Ms. Yang is an executive vice president and a mortgage specialist in the structured credit group in the Newport Beach office. Prior to joining PIMCO in 2006, she worked in home equity loan structuring at Morgan Stanley in New York. She has investment experience since 2006 and holds a Ph.D in Bioinformatics and a master's degree in statistics from the University of Chicago

* Inception of the Fund.

Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Funds.

68	PROSPECTUS | PIMCO FUNDS

Prospectus

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Investment Adviser, the Distributor (as defined below), the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor summary prospectus, the Trust's SAI, any contracts filed as exhibits to the Trust's registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend this, or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust's then-current prospectus or SAI.

Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC"). Please note all direct account requests or inquiries should be mailed to the Trust's transfer agent at P.O. Box 219294, Kansas City, MO 64121-9294 and should not be mailed to the Distributor.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	69

PIMCO Funds

Classes of Shares

Class A, Class C, Class R, Institutional Class, I-2, I-3 and Administrative Class shares of the Funds are offered in this prospectus. Each share class represents an investment in the same Fund, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment, the expenses borne by each class, which are detailed in the fee table and example at the front of this prospectus, any initial sales charge or contingent deferred sales charge ("CDSC") applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. Individual investors can generally invest in Class A and Class C shares. Class C shares of each Fund will automatically convert into Class A shares of the same Fund after they have been held for ten years. In addition, any Class C shares held in Orphaned Accounts (as defined below) will automatically convert into Class A shares of the same Fund. Certain shareholder accounts are maintained with the Trust's Transfer Agent and list a broker-dealer of record ("Prior Broker-Dealer of Record") other than the Distributor, and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the Trust and the Distributor becoming the default dealer of record for such account, then such account would be referred to as an "Orphaned Account." These automatic conversions will be executed without any sales charge, fee or other charge. After such a conversion takes place, the shares will be subject to all features and expenses of Class A shares. Only certain investors may purchase Institutional Class, I-2, I-3, Administrative Class and Class R shares.

The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Distributor or a financial firm. More information regarding sales charge waivers and discounts is summarized below.

The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial firms for distribution and other services. More information about the Trust's multi-class arrangements is included in the SAI and can be obtained free of charge by visiting pimco.com or by calling 888.87.PIMCO.

Sales Charges

Initial Sales Charges — Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial firm in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the NAV of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you obtain the proper "breakpoint" discount.

PIMCO Total Return ESG Fund - Class A Shares

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $100,000	2.25%	2.30%
$100,000 but under $250,000	1.25%	1.27%
$250,000+	0.00%	0.00%*

* As shown, investors that purchase $250,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, certain purchasers of $250,000 or more of Class A shares may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed during the first 12 months after their purchase. See "Contingent Deferred Sales Charges - Class A Shares" below.

All other Funds — Class A Shares

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $100,000	3.75%	3.90%
$100,000 but under $250,000	3.25%	3.36%
$250,000 but under $500,000	2.25%	2.30%
$500,000 but under $1,000,000	1.75%	1.78%
$1,000,000 +	0.00%*	0.00%*

* As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, certain purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after their purchase. See "Contingent Deferred Sales Charges – Class A Shares" below.

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, Right of Accumulation (Cumulative Quantity Discount), Letter of Intent or Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of the Trust or PIMCO Equity Series that offer Class A shares (other than the PIMCO Government Money Market Fund) (collectively, "Eligible Funds"), are summarized below and are described in greater detail in the SAI.

Combined Purchase Privilege and Right of Accumulation (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase (the "Combined Purchase Privilege"). In addition, a Qualifying Investor may obtain a reduced sales charge on Class A shares by adding the purchase value of Class A shares of an Eligible Fund with the current aggregate NAV of all Class A and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor (the "Right of Accumulation" or "Cumulative Quantity Discount").

The term "Qualifying Investor" refers to:

70	PROSPECTUS | PIMCO FUNDS

Prospectus

1.

an individual, such individual's spouse or domestic partner, as recognized by applicable state law, or such individual's children under the age of 21 years (each a "family member") (including family trust* accounts established by such a family member); or

2.

a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or

3.

an employee benefit plan of a single employer.

* For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege, Right of Accumulation or Letter of Intent, a "family trust" is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is/are the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is/are the trustee(s).

Please see the SAI for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent. Investors may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent which expresses intent to invest not less than $50,000 (or $100,000 in the case of those Funds with an initial sales charge breakpoint at $100,000) within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000 (except for Class A shares of the PIMCO Total Return ESG Fund for which the maximum intended investment is $250,000). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. The value of the investor's account(s) linked to a Letter of Intent will be included at the start date of the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased. Redemptions during the LOI period will not count against the shareholder, but a CDSC may be charged LOIs of $1,000,000.

In making computations concerning the amount purchased for purposes of a Letter of Intent, the Right of Accumulation value of eligible accounts will be included in the computation when the Letter of Intent begins in addition to purchases made during the Letter of Intent Period.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption date. The limitations and restrictions of this program are fully described in the SAI.

Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the public offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Right of Accumulation (Cumulative Quantity Discount).

Sales at Net Asset Value. In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including: individuals or accounts having certain relationships with the Trust, certain of its affiliates, PIMCO Equity Series, certain broker-dealers or the Distributor; individuals purchasing shares through certain types of omnibus or wrap accounts; investors engaging in certain transactions related to IRAs or other qualified retirement plan accounts; investors making certain purchases following the announcement of a Fund or share class liquidation or following certain share class conversions; and any other person for which the Distributor determines that there will be minimal cost borne by the Distributor associated with the sale. Please see the SAI for additional details.

If you are eligible to buy both Class A shares and Institutional Class shares, you should buy Institutional Class shares because Class A shares may be subject to sales charges and an annual 0.25% service fee.

Required Shareholder Information and Records. In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial firm must notify the Fund that the investor qualifies for such a reduction. If the Fund is not notified that the investor is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the investor's account. An investor may have to provide certain information or records to his or her financial firm or the Fund to verify the investor's eligibility for breakpoint discounts or sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

■

all of the investor's accounts held directly with the Trust or through a financial firm;

■

any account of the investor at another financial firm; and

■

accounts of Qualifying Investors, at any financial firm.

The SAI provides additional information regarding eliminations of and reductions in sales loads associated with Eligible Funds. You can obtain the SAI free of charge from PIMCO by written request, by visiting pimco.com or by calling 888.87.PIMCO.

Contingent Deferred Sales Charges

Class A Shares

Unless you are eligible for a waiver, if you purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) of a Fund ($250,000 in the case of the PIMCO Total Return ESG Fund), you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 12 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See "Reductions and Waivers of Initial Sales Charges and CDSCs" below.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	71

PIMCO Funds

Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. If you invest in Class C shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you are credited with the proper holding period for the shares redeemed.

Class C Shares*
Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%

* Except shares of the PIMCO Government Money Market Fund that were not acquired by exchanging Class C shares of another Fund.

How CDSCs will be Calculated

A CDSC is imposed on redemptions of Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

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Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

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For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund's NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

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CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

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In determining whether a CDSC is payable, it is assumed that you will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class C CDSC:

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Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class C shares of a Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 1%, the Class C CDSC would be $20.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. See "Sales at Net Asset Value" above for information on Class A initial sales charges. CDSCs on Class A and Class C shares may be reduced or waived in certain circumstances, including for: redemptions in connection with certain distributions, withdrawals or returns of excess contributions from or exchanges to certain retirement plan accounts or IRAs; certain redemptions following death or disability; certain redemptions of shares subject to an Automatic Withdrawal Plan; redemptions by current or former Trustees, officers and employees of the Trust or PIMCO Equity Series, and by directors, officers and current or former employees of the Distributor, PIMCO, or certain of PIMCO's affiliates if the account was established while employed, redemptions effected by a Fund as a result of an account not satisfying applicable minimum account size requirements; redemptions in connection with certain reorganizations and liquidations; redemptions by certain shareholders demonstrating hardship, as determined in the sole discretion of the Trust; certain intra-fund exchanges of Class A shares for Institutional Class shares; redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a financial firm with which the Distributor has an agreement with respect to such purchases; and redemptions effected by trustees or other fiduciaries who have purchased shares for certain employer-sponsored plans. In addition, investors will not be subject to CDSCs for certain transactions where the Distributor did not pay at the time of purchase the amount it normally would have to the broker-dealer. Please see the SAI for additional details.

Shares Purchased or Held Through Financial Firms

The availability of sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. The Funds' sales charge waivers and discounts disclosed in this Prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial firms unless otherwise specified in Appendix B. The sales charge waivers and discounts available through certain other financial firms are set forth in Appendix B to this Prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Distributor or certain other financial firms. Please contact your financial firm for more information regarding sales charge waivers and discounts available to you and the financial firm's related policies and procedures.

No Sales Charges — Class R Shares

The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Class R shares. Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan's financial firm has an agreement with the Distributor or PIMCO Funds to utilize Class R shares in certain investment products or programs (collectively, "specified benefit plans"). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan's financial firm). Class R shares

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are not available to retail or non-specified benefit plan accounts, traditional and Roth IRAs (except through certain omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403 (b) plans.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific Class R shareholders, and a shareholder may obtain information about accounts only through the specified benefit plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial firm authorized to sell or process transactions in Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See "Purchasing Shares – Class R" below. Additional shares may be purchased through a benefit plan's administrator or recordkeeper.

Financial firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes.

Moreover, financial firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-accounting and other shareholder services. A financial firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Administrator, another affiliate of the Fund or the Distributor (normally not to exceed an annual rate of 0.50% of a Fund's average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients although payments with respect to shares in retirement plans are often higher). PIMCO or its affiliates may pay a financial firm or specified benefit plan an additional amount not to exceed 0.25% for sub-accounting or other shareholder services.

These fees and expenses could reduce an investment return in Class R shares. For further information on Class R shares and related items, please refer to the SAI.

No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares

The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Institutional Class, I-2, I-3 or Administrative Class shares. Only certain investors are eligible to purchase these share classes. Your financial advisor or financial firm can help you determine if you are eligible to purchase Institutional Class, I-2, I-3 or Administrative Class shares. You can also call 888.87.PIMCO.

An investor transacting in Institutional Class, I-2 or I-3 shares may be required to pay a commission to a broker or other financial firm. Other share classes of the Funds that have different fees and expenses are available.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances, and "wrap account" programs established with broker-dealers or other financial firms may purchase Institutional Class, I-2, I-3 or Administrative Class shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

I-2 shares are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as certain asset allocation, wrap fee and other similar programs. I-2 shares may also be offered through broker-dealers and other financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Funds. I-2 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder's I-2 shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific I-2 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-2 shares.

I-3 shares of the Funds are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as mutual fund supermarkets or other no transaction fee platforms. I-3 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder's I-3 shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific I-3 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-3 shares.

Administrative Class shares are offered primarily through broker-dealers, other financial firms, and employee benefit plan alliances. Each Fund typically pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Distribution and Servicing (12b-1) Plans

Class A, Class C and Class R Shares. The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the

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Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares ("distribution fees") and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans ("12b-1 Plans") adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

Class A shares pay only servicing fees. Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

Class A	Servicing Fee	Distribution Fee
All Funds	0.25%	0.00%

Class C	Servicing Fee	Distribution Fee
All Funds	0.25%	0.75%

Class R	Servicing Fee	Distribution Fee
All Funds	0.25%	0.25%

Because distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class C and Class R shares do not pay initial sales charges, the distribution fees payable on Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares.

Administrative Class Shares. The Trust has adopted, pursuant to Rule 12b-1 under the 1940 Act, a separate Distribution and Servicing Plan for the Administrative Class shares of the Funds. The Distribution and Servicing Plan permits the Funds to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Administrative Class shares. Most or all of the distribution and service (12b-1) fees are paid to financial firms through which shareholders may purchase or hold shares. Because these fees are paid out of a Fund's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares.

The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each Distribution and Servicing Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

Administrative Class	Distribution and/or Servicing Fee
All Funds	0.25%

Servicing Arrangements

Shares of the Funds may be available through broker-dealers, banks, trust companies, insurance companies and other financial firms that have entered into shareholder servicing arrangements with respect to the Funds. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. These financial firms provide varying investment products, programs, platforms and accounts, through which investors may purchase, redeem and exchange shares of the Funds. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular firm's products, programs, platform and accounts.

PIMCO and/or its affiliates may make payments to financial firms for the shareholder services provided. These payments are made out of PIMCO's resources, including the supervisory and administrative fees paid to PIMCO under the Funds' supervision and administration agreement. The actual services provided by these firms, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the financial firm and/or a percentage of the value of shares held by investors through the firm. Please see the SAI for more information.

These payments may be material to financial firms relative to other compensation paid by the Funds, PIMCO and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service (12b-1) fees, revenue sharing or "shelf space" fees and event support, other non-cash compensation and charitable contributions paid to or at the request of such firms (described below). Also, the payments may differ depending on the Fund or share class and may vary from amounts paid to the Funds' transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not control these financial firms' provision of the services for which they are receiving payments.

These financial firms may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Funds. These additional fees may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each financial firm is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial firms or participants in programs serviced by them should contact the financial firm for information regarding these fees and conditions.

Other Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or "reallowed" to the financial firm, including their financial advisors through which you purchase your shares. With respect to Class C shares, the financial firms are also paid at the time of your purchase a commission of up to 1.00% of your investment in such share class. Please see the SAI for more details.

Revenue Sharing/Marketing Support. The Distributor or PIMCO (for purposes of this subsection only, collectively, "PIMCO") make payments and provide other incentives to financial firms as compensation for services

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such as providing the Funds with "shelf space," or a higher profile for the financial firms' financial advisors and their customers, placing the Funds on the financial firms' preferred or recommended fund list, granting PIMCO access to the financial firms' financial advisors and furnishing marketing support and other specified services. These payments may be significant to the financial firms.

A number of factors are considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or other funds sponsored by PIMCO together or a particular class of shares, during a specified period of time. PIMCO also makes payments to one or more financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the Funds and the quality of the financial firm's relationship with PIMCO and/or its affiliates.

The additional payments described above are made from PIMCO's (or its affiliates') own assets (and sometimes, therefore referred to as "revenue sharing") pursuant to agreements with financial firms and do not change the price paid by investors for the purchase of a Fund's shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds or other PIMCO-sponsored funds. With respect to Class A and Class C shares (and, Class R shares, to the extent a financial firm has a written agreement to receive revenue sharing on Class R shares), except as described in the following paragraph, the level of payments made to a financial firm will vary and generally will not exceed in any billing period the sum of: (a) 0.10% of gross sales of Class A and Class C shares (Class R shares, if applicable) of the Trust and PIMCO Equity Series by such financial firm; and (b) an annual rate of 0.03% of the assets attributable to that financial firm invested in Class A and Class C shares (Class R shares, if applicable) of the funds of the Trust and funds of PIMCO Equity Series (as determined by the contractual arrangement between the parties) (the "10/3 cap"). In certain cases, the payments described in the preceding sentence are subject to minimum payment levels or vary based on the advisory fee or total expense ratio of the relevant Fund(s). In lieu of payments pursuant to the foregoing formula, PIMCO or its affiliates makes, in certain instances, payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formula.

Financial firms with a combined AUM in excess of $5 billion in Class A, Class C and I-2 shares of funds of the Trust and PIMCO Equity Series that have a written agreement with PIMCO to receive revenue sharing payments on the applicable share class (for purposes of this paragraph, "Eligible Firms") are eligible for marketing support payments beyond those described in the preceding paragraph on certain Eligible Assets (as defined below). The total payment in any billing period (as determined by the contractual arrangement between the parties) to any Eligible Firm with an agreement to receive revenue sharing payments on I-2 shares generally shall not exceed 0.05% of the combined Eligible Assets of Class A, Class C and I-2 shares of the funds of the Trust and PIMCO Equity Series. Should any Eligible Firm not collect marketing support on I-2 shares, the total payment to such Eligible Firm generally shall not exceed the greater of: (a) 0.05% of Eligible Assets of Class A and Class C shares of funds of the Trust and funds of PIMCO Equity Series; or (b) the 10/3 cap with respect to Class A and Class C shares only. With respect to the Eligible Firms receiving marketing support payments with respect to I-2 shares pursuant to this paragraph, payments may be lower for particular funds of the Trust or funds of PIMCO Equity Series as compared to other funds of the Trust or funds of PIMCO Equity Series. "Eligible Assets" for purposes of this paragraph are all assets of Class A, Class C and I-2 shares of funds of the Trust and funds of PIMCO Equity Series attributable to such Eligible Firm less any such assets attributable to the Eligible Firm that the Eligible Firm instructs PIMCO in writing to exclude. Although these payments are made from PIMCO's own assets, in some cases the levels of such payments may vary by Fund or share class in relation to advisory fees, total annual operating expenses or other payments made by the Fund or share class to PIMCO. These additional payments by PIMCO may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds.

Model Portfolios. Payments for revenue sharing, in certain circumstances, may also be made to financial firms in connection with the marketing and sale of model portfolios developed by PIMCO or servicing of accounts tracking such model portfolios. Such payments relate to assets under management, the advisory fee, the total expense ratio, or sales of any share class, of the Funds in such PIMCO-developed models. The cap rates set forth under "Revenue Sharing/Marketing Support" above do not apply to payments for the marketing and sale of model portfolios.

Ticket Charges. In addition to revenue sharing payments, PIMCO makes payments to financial firms in connection with certain transaction fees (also referred to as "ticket charges") incurred by the financial firms.

Event Support; Other Non-Cash Compensation; Charitable Contributions. In addition to the payments described above, PIMCO pays and/or reimburses, at its own expense, financial firms' sponsorship and/or attendance at conferences, seminars or informational meetings ("event support"), provides financial firms or their personnel with occasional tickets to events or other entertainment, meals and small gifts or pays or provides reimbursement for reasonable travel and lodging expenses for attendees of PIMCO educational events ("other non-cash compensation"), and makes charitable contributions to valid charitable organizations at the request of financial firms ("charitable contributions") to the extent permitted by applicable law, rules and regulations.

Visits; Training; Education. In addition to the payments described above, wholesaler representatives and employees of PIMCO or its affiliates visit financial firms on a regular basis to educate financial advisors and other personnel about the Funds and to encourage the sale or recommendation of Fund shares to their clients. PIMCO may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a financial firm's financial advisors and other personnel.

Platform Support; Leads; Consultant Services. PIMCO also may make payments or reimbursements to financial firms or their affiliated companies, which may be used for their platform development, maintenance, improvement and/or the availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products,

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eligibility for inclusion on sample fund line-ups, trading or order taking platforms and related infrastructure/technology and/or legal, risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, "platform support"), or for various studies, surveys, industry data, research and information about, and contact information for, particular financial advisors who have sold, or may in the future sell, shares of the Funds or other PIMCO-advised funds (i.e., "leads"). Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Funds with such financial firms' affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Funds or in other products sponsored or distributed by PIMCO or its affiliates. In addition, PIMCO may pay investment consultants or their affiliated companies for certain services including technology, operations, tax, or audit consulting services and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms (collectively, "consultant services").

Payments. Payments for items including event support, platform support, leads and consultant services (but not including certain account services), as well as revenue sharing, are, in certain circumstances, bundled and allocated among these categories in PIMCO's discretion. Portions of such bundled payments allocated by PIMCO to revenue sharing shall remain subject to the percentage limitations on revenue sharing payments disclosed above. The financial firms receiving such bundled payments may characterize or allocate the payments differently from PIMCO's internal allocation.

If investment advisers, distributors or affiliated persons of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial advisors may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial advisors also may have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Fund shares through a financial firm should consult with the shareholder's financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial advisor.

Although the Funds may use financial firms that sell Fund shares to effect transactions for the Funds' portfolios, the Funds and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by PIMCO to financial firms, please see the SAI.

Purchases, Redemptions and Exchanges

The following section provides basic information about how to purchase, redeem and exchange shares of the Funds.

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the SAI, which can be obtained free of charge by written request to the Funds at P.O. Box 219294, Kansas City, MO 64121-9294, visiting pimco.com or by calling 888.87.PIMCO. The SAI provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

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Automated telephone and wire transfer procedures

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Automatic purchase, exchange and withdrawal programs

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A link from your PIMCO Fund account to your bank account

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Special arrangements for tax-qualified retirement plans

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Investment programs which allow you to reduce or eliminate the initial sales charges

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Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

In addition to the other methods and notwithstanding any limitations described herein, shareholders with eligible Fund direct accounts may purchase Class A and Class C shares, and redeem (sell) and exchange Class A and Class C shares, by accessing their accounts online at pimco.com/MyAccountAccess.  Shareholders with eligible Fund direct accounts in the Institutional class may purchase, redeem (sell) and exchange shares by accessing their accounts online at pimco.com/InstitutionalAccountAccess. Accordingly, an investor must first establish a Fund direct account by completing and mailing the appropriate account application. Online redemptions are not available for all Fund direct accounts because in certain cases, a signature guarantee may be required.

If a shareholder elects to use Account Access to effect transactions for their Fund direct account, the shareholder will be required to establish and use a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. A Fund will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during drastic economic or market changes or during other times when communications may be under unusual stress. Please see the Funds' SAI for additional terms, conditions and considerations.

If a shareholder elects not to use Account Access to view their account or effect transactions, the shareholder should not establish online account access.  If online account access has already been established and the client no longer wants the account accessible online, the client can call 888.87.PIMCO and request to suspend online access.

The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The Trust or the Distributor may lower or waive the minimum initial or subsequent investment for certain categories of investors at their discretion. Please see the SAI for details.

Purchasing Shares — Class A and Class C

You can purchase Class A or Class C shares of the Funds in the following ways:

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Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm.

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Through the Distributor. You should discuss your investment with your financial advisor before you make a purchase to be sure the Fund is appropriate for you. To make direct investments, your broker-dealer or other financial firm must open an account with the Trust and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

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Investment Minimums — Class A and Class C Shares. The following investment minimums apply for purchases of Class A and Class C shares.

Purchasing Shares — Class R

Eligible plan investors may purchase Class R shares of the Funds at the relevant NAV of that class without a sales charge. See "No Sales Charges — Class R Shares" above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial firm or the Distributor. Specified benefit plans and financial firms may charge for such services.

Specified benefit plans may also purchase Class R shares directly through the Distributor. To make direct investments, a plan administrator must open an account with the Fund and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

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Investment Minimums — Class R Shares. There is no minimum initial or additional investment in Class R shares.

To invest directly by mail, specified benefit plans should send a check payable to the PIMCO Family of Funds, along with a completed Account Application to the Trust by mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight courier to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.

The Funds accept all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to the PIMCO Family of Funds and should clearly indicate the relevant account number. Please call the Funds at 888.87.PIMCO if you have any questions regarding purchases by mail.

The Funds reserve the right to require payment by wire, Automatic Clearing House (ACH) or U.S. bank check. The Funds generally do not accept payments made by cash, money order, temporary/starter checks, third-party checks, credit card checks, traveler's check, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The SAI describes a number of additional ways you can make direct investments, including through the PIMCO Funds Automatic Investment Plan and ACH Network. You can obtain the SAI free of charge from the Funds by written request to the address above, visiting pimco.com or by calling 888.87.PIMCO.

Purchasing Shares — Institutional Class, I-2, I-3 and Administrative Class

Eligible investors may purchase Institutional Class, I-2, I-3 and Administrative Class shares of the Funds at the relevant NAV of that class without a sales charge. See "No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares" above.

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 Investment Minimums — Institutional Class, I-2, I-3 and Administrative Class Shares. The following investment minimums apply for purchases of Institutional Class, I-2, I-3 and Administrative Class shares.

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Initial Investment. Investors who wish to invest in Institutional Class and Administrative Class shares may obtain an Account Application online at pimco.com or by calling 888.87.PIMCO. I-2 and I-3 shares are only available through financial firms. See "No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares." The completed Account Application may be submitted using the following methods:

Facsimile: 816.421.2861

Regular Mail:
PIMCO Funds
P.O. Box 219024
Kansas City, MO 64121-9024

Overnight Mail:
PIMCO Funds
c/o DST Asset Manager Solutions, Inc.
430 W 7th Street, STE 219024
Kansas City, MO 64105-1407

E-mail: piprocess@dstsystems.com

Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to:

PIMCO Funds c/o State Street Bank & Trust Co.
One Lincoln Street, Boston, MA 02111
ABA: 011000028
DDA: 9905-7432
ACCT: Investor PIMCO Account Number

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PIMCO Funds

FFC: Name of Investor and Name of Fund(s) in which you wish to invest

Before wiring federal funds, the investor must provide order instructions to the Transfer Agent by facsimile at 816.421.2861, by telephone at 888.87.PIMCO or by e-mail at piprocess@dstsystems.com (if an investor elected this option at account opening or subsequently in writing). In order to receive the current day's NAV, order instructions must be received in good order prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) ("NYSE Close"). Instructions must include the name and signature of an authorized person designated on the Account Application ("Authorized Person"), account name, account number, name of Fund and share class and amount being wired. Failure to send the accompanying wire on the same day may result in the cancellation of the order. A wire received without order instructions generally will not be processed and may result in a return of wire; however, PIMCO may determine in its sole discretion to process the order based upon the information contained in the wire.

An investor may place a purchase order for shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by PIMCO or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with the Trust on behalf of its customers.

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Additional Investments. An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by sending a facsimile or e-mail or by calling the Transfer Agent and wiring federal funds as outlined above. Eligible Institutional Class shareholders may also purchase additional shares online at pimco.com/InstitutionalAccountAccess. Contact your financial firm for information on purchasing additional I-2 or I-3 shares.

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Other Purchase Information. Purchases of a Fund's Institutional Class, I-2, I-3 and Administrative Class shares will be made in full and fractional shares.

Purchasing Shares — Additional Information

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

In the interest of economy and convenience, certificates for shares will not be issued.

Redeeming Shares — Class A and Class C

You can redeem (sell) Class A or Class C shares of the Funds in the following ways:

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Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

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Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Class A and Class C shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

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Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request, you must send the following items to the PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294:

1.

a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

2.

for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Validation" below;

3.

any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

4.

any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 888.87.PIMCO before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request if they are held in "street name" accounts—you must redeem through your financial firm.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Validation" below.

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Prospectus

The SAI describes a number of additional ways you can redeem your shares, including:

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Telephone requests to the Transfer Agent

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Online Account Access

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Expedited wire transfers

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Automatic Withdrawal Plan

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Automated Clearing House (ACH) Network

Unless you specifically elect otherwise, your initial Account Application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and ACH privileges, you must specifically elect the particular option on your Account Application and satisfy certain other requirements. The SAI describes each of these options and provides additional information about selling shares.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial firm, that firm may charge you a commission or other fee for processing your redemption request.

Redeeming Shares — Class R

Class R shares may be redeemed through the investor's plan administrator. Investors do not pay any fees or other charges to the Trust when selling shares, although specified benefit plans and financial firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Trust's Transfer Agent or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial firms will be responsible for furnishing all necessary documentation to the Trust's Transfer Agent and may charge for their services.

Redeeming Shares — Institutional Class and Administrative Class

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Redemptions in Writing. Investors may redeem (sell) Institutional Class and Administrative Class shares by sending a facsimile, written request or e-mail as follows:

Facsimile: 816.421.2861

Regular Mail:
PIMCO Funds
P.O. Box 219024
Kansas City, MO 64121-9024

Overnight Mail:
PIMCO Funds
c/o DST Asset Manager Solutions, Inc.
430 W. 7th Street, STE 219024
Kansas City, MO 64105-1407

E-mail: piprocess@dstsystems.com

The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed or made by an Authorized Person.

Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions as a procedure designed to confirm that instructions are genuine.

All redemptions, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares — Additional Information."

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Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Institutional Class and Administrative Class shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing him or herself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that shareholders will be unable to redeem their shares by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares — Additional Information."

An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a letter of instruction signed by an Authorized Signer. Shareholders may experience delays in exercising telephone redemption privileges during periods of

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abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier. Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Redemptions Online

An investor may redeem Institutional Class shares through their account online. To access your online account, please log onto pimco.com/InstitutionalAccountAccess and enter your account information and personal identification data.

Redeeming Shares — I-2 and I-3

An investor may redeem (sell) I-2 or I-3 shares through the investor's financial firm.  Investors do not pay any fees or other charges to the Trust when selling I-2 or I-3 shares.  Please contact the financial firm for details.

A financial firm is obligated to transmit an investor's redemption orders to the Transfer Agent promptly and is responsible for ensuring that a redemption request is in proper form. The financial firm will be responsible for furnishing all necessary documentation to the Transfer Agent and may charge for its services.

Redeeming Shares — Additional Information

Redemptions of all Classes of Fund shares may be made on any day the NYSE is open, but may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

In addition, a temporary hold may be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term "Specified Adult" refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Following the receipt of a redemption request, redemption proceeds will normally be mailed to the redeeming shareholder within three calendar days or, in the case of wire transfer or ACH redemptions, will normally be sent to the designated bank account within one business day. Institutional Class shareholders may only receive redemption proceeds via wire transfer or ACH redemptions. ACH redemptions may be received by the bank on the second or third business day following a redemption request, but in either case may take up to seven days. In cases where shares have recently been purchased by personal check (Class A, Class C or Class R shareholders only), redemption proceeds may be withheld until the check has been collected, which may take up to 10 calendar days. To avoid such withholding, investors in Class A, Class C or Class R shares should purchase shares by certified or bank check or by wire transfer.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of Authorized Persons designated on the completed Account Application that are required to effect a redemption, and accompanied by a signature validation, as determined in accordance with the Trust's procedures, as more fully described below.

Retirement plan sponsors, participant recordkeeping organizations and other financial firms may also impose their own restrictions, limitations or fees in connection with transactions in the Funds' shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees that are imposed in connection with transactions in Fund shares.

In order to meet redemption requests, the Funds typically expect to use a combination of sales of portfolio assets, holdings of cash and cash equivalents (including cash flows into Funds) and financing transactions (such as reverse repurchase agreements). These methods of meeting redemption requests are expected to be used regularly. The Funds reserve the right to use other types of borrowings and interfund lending. The use of borrowings (such as a line of credit) and interfund lending in order to meet redemption requests is typically expected to be used only during stressed market conditions, if at all. See "Characteristics and Risks of Securities and Investment Techniques—Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings" and the SAI for more information. The Funds' use of redemptions in kind is discussed below.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash, which may be in the form of a pro-rata slice of the Fund's portfolio (potentially with certain exclusions and modifications), individual securities or a representative basket of securities, in each case, subject to the Trust's in-kind redemption procedures and related regulatory guidance. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

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Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature Validation" below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Validation

When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. When a Medallion signature guarantee or SVP stamp is required, signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program or providing SVP stamps may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact the Transfer Agent for additional details regarding the Funds' signature validation requirements. In addition, PIMCO or the Transfer Agent may reject a Medallion signature guarantee or SVP stamp.

In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application to effect transactions for the organization.

Minimum Account Size

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.

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Class A and Class C. Investors should maintain an account balance in the Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor's balance for the Fund remains below the minimum for three months or longer, the Trust reserves the right (except in the case of employer-sponsored retirement accounts) to redeem an investor's remaining shares and close the Fund account. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator's policies applies. An investor will receive advance notice of the Trust's intention to redeem the investor's shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

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Institutional Class and Administrative Class. If, at any time, an investor's shares in an account do not have a value of at least $100,000 due to redemption by the investor, the Trust reserves the right to redeem an investor's remaining shares and close the Fund account. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator's policies applies. An investor will receive advance notice of the Trust's intention to redeem the investor's shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds' prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by the Trust. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

Exchanging Shares

You may exchange shares of a Fund for the same class of shares of any other fund of the Trust or a fund of PIMCO Equity Series that offers the same class of shares, subject to any restriction on exchanges set forth in the applicable Fund's prospectus. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.

Exchanges of Class A and Class C shares are subject to an initial $1,000 minimum (and subsequent $50 minimum) for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Automatic Exchange Plan. Specified benefit plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges of Class R shares.

An exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this prospectus and "Taxation" in the SAI.

Eligible investors who maintain their account directly with the Funds may submit a request to exchange Fund shares by accessing their account online.  Eligible direct investors in Class A and Class C shares may access their online account via pimco.com/MyAccountAccess.  Eligible direct investors in Institutional shares may access their online account via pimco.com/InstitutionalAccountAccess.

If you maintain your Class A, Class C or Class R account with the Trust, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294

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or by calling the Funds at 888.87.PIMCO. Exchanges of an amount of $10 million or more must be submitted in writing by an Authorized Person. If you maintain your Institutional Class or Administrative Class shares with the Trust, you may exchange shares by following the redemption procedures for those classes above. If you maintain Class A, Class C, Class R, Institutional Class or Administrative Class shares through an intermediary, please contact the intermediary to conduct your transactions.

Shares of one class of a Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge and other rules, as described in the SAI. If I-2 or I-3 shares are exchanged for Class A shares, a Class A sales charge will not apply.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, Class C and Class R shares.

The SAI provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the SAI free of charge from the Funds by written request to the address above, by visiting pimco.com or by calling 888.87.PIMCO.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations

A purchase order received by the Trust or its designee prior to the NYSE Close, on a day the Trust is open for business, together with payment made in one of the ways described above will be effected at that day's NAV plus any applicable sales charge. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Trust is "open for business" on each day the NYSE is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate a Fund's NAV, in accordance with applicable law. A Fund reserves the right to close if the primary trading markets of the Fund's portfolio instruments are closed and the Fund's management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close trading early, each Fund may close trading early. Purchase orders will be accepted only on days which the Trust is open for business.

A redemption order received by the Trust or its designee prior to the NYSE Close on a day the Trust is open for business, is effective on that day (unless a specific subsequent trade date is provided). A redemption order received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee, minus any applicable sales charge. However, orders received by certain broker-dealers and other financial firms on a business day prior to the NYSE Close and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected on the business day the order was received by the financial firm. The request must properly identify all relevant information such as trade date, account name, account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.

The Trust and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund shares, including with respect to one or more share classes of a Fund. The Trust or the Distributor may reject an order for purchase of Fund shares for any reason or no reason. The sale of shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect the Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as "market timing." However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds' investment strategies may expose the Funds to risks associated with market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in

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value of the Funds' non-U.S. portfolio securities and the determination of the Funds' NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

Except as identified below, to discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders. Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund's investments, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of a Fund's portfolio holdings and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of a Fund's portfolio securities. See "How Fund Shares Are Priced" below for more information.

Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price and may also monitor for any attempts to improperly avoid the imposition of a redemption fee. Notice of such restrictions, if any, will vary according to the particular circumstances. The Trust does not monitor the PIMCO Funds of Funds (as defined below) for purposes of detecting frequent or short-term trading practices with respect to shares of the Funds.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Fund.

Verification of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account:

1.

Name;

2.

Date of birth (for individuals);

3.

Residential or business street address; and

4.

Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

How Fund Shares Are Priced

The price of a Fund's shares is based on the Fund's NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class.

On each day that the NYSE is open, Fund shares are ordinarily valued as of the NYSE Close. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds' approved pricing services, quotation reporting systems and other third-party sources (together, "Pricing Services"). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally

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take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange-traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies (other than exchange-traded funds), a Fund's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument ("zero trigger") between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund's portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services' prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a

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Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Funds' use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Abusive Trading Practices."

Under certain circumstances, the per share NAV of a class of the Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. Each Fund intends to declare income dividends daily and distribute them monthly to shareholders of record.

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Account Application, by phone, or by submitting a written request, signed by an Authorized Person, indicating the account name, account number, name of Fund and share class. A shareholder may elect to invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Funds which offers that class of shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.

Shares Purchased by Wire: Dividends will begin to accrue the business day following the day the order is effected or such later date as agreed with the Trust.

Shares Purchased by Check or ACH: The order will be effected at that day's NAV, but dividends will not begin to accrue until the following business day.

If a purchase order is placed through a broker, dealer or other financial firms authorized to settle through the National Securities Clearing Corporation (the "NSCC"), the purchase order will begin accruing dividends the business day following the NSCC settlement date or as agreed upon and as allowed by applicable law.

A Class A, Class C or Class R shareholder may choose from the following distribution options:

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Reinvest all distributions in additional shares of the same class of the Fund at NAV. You should contact your financial firm (if shares are held through a financial firm) or the Fund's Transfer Agent (if shares are held through a direct account) for details. You do not pay any sales charges on shares received through the reinvestment of Fund distributions. This will be done unless you elect another option.

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Invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Equity Series which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

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Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). If the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

The financial service firm may offer additional distribution reinvestment programs or options. Please contact the firm for details.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in any Fund.

Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive.

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Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on taxable Fund distributions of taxable income or capital gains whether they are paid in cash or reinvested in additional shares of the Funds. However, in light of the investment strategies of the Funds, it is not anticipated that a significant portion of the dividends paid by the Funds will be eligible to be reported as qualified dividends. For federal income tax purposes, taxable Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund taxable dividends (i.e., distributions of investment income) are generally taxable to shareholders as ordinary income. A portion of distributions may be qualified dividends taxable at lower rates for individual shareholders. However, based on the investment strategies of the Funds, it is not anticipated that a significant portion of dividends paid by the Funds to shareholders will be eligible to be reported as qualified dividends. Federal taxes on Fund distributions of gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect

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the amount, timing and character of a Fund's distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes. See "Returns of Capital" below.

Taxable Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

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Taxes on Redemption or Exchanges of Shares. You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

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Returns of Capital. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

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Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

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Important Tax Reporting Considerations. Your financial intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to automatic withdrawals made after January 1, 2012 or conducted via an automatic withdrawal plan.

If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

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Backup Withholding. Each Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

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Foreign Withholding Taxes. A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund's total return on those securities would be decreased. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes if more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of a Fund's total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, such Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.

Foreign shareholders may be subject to U. S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Funds. Additionally, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see "Taxation" in the SAI for additional information regarding the tax aspects of investing in the Funds.

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Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under "Fund Summaries" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies similar to a Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different portfolio management team or strategy, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Significant shareholder purchases and redemptions may adversely impact a Fund's portfolio management. For example, a Fund may be forced to sell a comparatively large portion of its portfolio to meet significant shareholder redemptions, or hold a comparatively large portion of its portfolio in cash due to significant shareholder purchases, in each case when the Fund otherwise would not seek to do so. Such shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase a Fund's transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause a Fund to perform differently than intended. Similarly, significant shareholder purchases may adversely affect a Fund's performance to the extent the Fund is delayed in investing new cash and, as a result, holds a proportionally larger cash position than under ordinary circumstances and such impact may be heightened in funds of funds. While such risks may apply to Funds of any size, such risks are heightened in Funds with fewer assets under management. In addition, new Funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.

More generally, a Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Such large shareholders include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Large shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions may also cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund's portfolio. Such transactions may also increase the Fund's transaction costs, decrease economies of scale, accelerate the realization of taxable income, or otherwise cause the Fund to perform differently than intended. While large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Fund.

Certain PIMCO Funds (the "PIMCO Funds of Funds") invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, which is defined to include the Funds. In some cases, the PIMCO Funds of Funds and certain funds managed by investment advisers affiliated with PIMCO ("Affiliated Funds of Funds") may be the predominant or sole shareholders of a particular Underlying PIMCO Fund, including a Fund. Investment decisions made with respect to the PIMCO Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds, including the Funds, with respect to the expenses and investment performance of the Underlying PIMCO Funds. For instance, large purchases or redemptions of shares of an Underlying PIMCO Fund by the PIMCO Funds of Funds and Affiliated Funds of Funds, whether as part of a reallocation or rebalancing strategy or otherwise, may result in the Underlying PIMCO Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund's transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. Additionally, as the PIMCO Funds of Funds and Affiliated Funds of Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, the Underlying PIMCO Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the Underlying PIMCO Funds investment flexibility.

Investment Selection

Certain Funds seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund's investments and capital appreciation, if any, arising from increases in the market value of a Fund's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market.

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PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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bank capital and trust preferred securities;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Funds, to the extent permitted by the 1940 Act, or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Similarly, the price of a bond fund with an average duration of thirty years would be expected to fall approximately 30% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Fund's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs.  Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. Under the direction of the Federal Housing Finance Agency, FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the "Single Security Initiative") that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

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Municipal Bonds

Municipal Bonds are generally issued by states, territories, possessions and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk, uncertainties related to the tax status of a Municipal Bond or the rights of investors invested in these securities. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade. The value of certain municipal securities, in particular general obligation debt, may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, changes in accounting standards and by the phasing out of federal programs providing financial support.  Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. The types of Municipal Bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Funds may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are Municipal Bonds.

Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

Certain Funds may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. A Fund's investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond a Fund's control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. A Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.

In December 2013, regulators finalized rules implementing Section 619 (the "Volcker Rule") and Section 941 (the "Risk Retention Rules") of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund ("covered fund"), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule's compliance date, which was July 21, 2017.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. See "Extension Risk" and "Prepayment Risk" below. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private

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guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

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Extension Risk. Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

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Prepayment Risk. Mortgage-related and other asset-backed securities are subject to Prepayment Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. Each Fund (except the PIMCO Total Return IV and PIMCO Mortgage Opportunities and Bond Funds) may invest up to 5% of its total assets in any combination of mortgage-related or other asset backed IO, PO, or inverse floater securities. The PIMCO Mortgage Opportunities and Bond Fund may invest up to 10% of its total assets in any combination of mortgage-related or other asset backed IO, PO or inverse floater securities.

Certain Funds may invest in mortgage-related securities that reflect an interest in reverse mortgages. Due to the unique nature of the underlying loans, reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain.

Each Fund (except the PIMCO Total Return IV Fund) may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Certain Funds may invest in other asset-backed securities that have been offered to investors.

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Privately Issued Mortgage-Related Securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Privately Issued Mortgage-Related Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

Loan Participations and Assignments

Each Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower's obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

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Reinvestment

Each Fund may be subject to the risk that the returns of a Fund will decline during periods of falling interest rates because the Fund may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates below the Fund's current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing the Fund to invest in lower-yielding securities. A Fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the Fund's portfolio manager believes the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by a Fund from its investments is likely to have an adverse effect on the Fund's NAV, yield and total return.

Focused Investment

To the extent that a Fund focuses its investments in a particular sector, the Fund may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, a Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. A Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.

Bank Capital Securities and Trust Preferred Securities

There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred securities, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Trust preferred securities have the characteristics of both subordinated debt and preferred securities. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield and distressed company securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities and debt securities of distressed companies may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Certain Funds may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). Each Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund (except the PIMCO Mortgage Opportunities and Bond Fund) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. The PIMCO Mortgage Opportunities and Bond Fund many invest up to 10% of its total assets in any combination of mortgage-related or other asset backed IO, PO, or inverse floater securities. Except with respect to the PIMCO Total Return IV Fund, a Fund may also invest, without limitation, in

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residual interest bonds. Residual interest bonds are a type of inverse floater. See "Municipal Bonds."

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as "iSTRIPS"). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation-indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

Each Fund may invest in convertible securities and equity securities, as well as securities related to equities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. The PIMCO Total Return Fund and the PIMCO Total Return Fund IV may not purchase common stock, but this limitation does not prevent the Funds from holding common stock obtained through the conversion of convertible securities or common stock that is received as part of a corporate reorganization or debt restructuring (for example, as may occur during bankruptcies or distressed situations). Convertible securities are generally preferred securities and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with

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a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred and other senior securities generally entitle the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. In addition, preferred and other senior securities often have special redemption rights allowing issuers to redeem such securities at par earlier than scheduled. If these rights are exercised, a Fund may have to reinvest proceeds in less attractive securities.

Among other risks described in this Prospectus, the following issues are particularly associated with investments in preferred and other senior securities.

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Deferral and Omission of Distributions. Preferred and other senior securities may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for a Fund.

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Limited Voting Rights. Preferred and other senior securities generally do not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time.

In the future, preferred or other senior securities may be offered with features different from those described above, and as such, may entail different risks. Over longer periods of time, certain types of preferred or other senior securities may become more scarce or less liquid as a result of legislative changes. Such events may result in losses to a Fund as the prices of securities it holds may be negatively affected. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred or senior securities.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred security or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred security or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

Each Fund (except the PIMCO Long-Term U.S. Government and PIMCO Total Return II Funds) may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign (non-U.S.) government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. A Fund's investments in foreign (non-U.S.) securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. company's securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of money market instruments, other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the "country of exposure" of such instrument in a non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the "country of exposure" of such money market instrument is a non-U.S. country). A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or

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instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer.

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Investors should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. Each Fund that may invest in foreign (non-U.S.) securities may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument's "country of exposure" is an emerging market country. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

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Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies

Direct investments in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

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Foreign Currency Transactions. Funds that invest in securities denominated in foreign (non-U.S.) currencies may engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. The PIMCO Total Return Fund IV may not engage in options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund's ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or "earmark" assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.

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Redenomination. Continuing uncertainty as to the status of the euro and the European Monetary Union (the "EMU") has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets and on the values of a Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to currency risk, liquidity risk and risk of improper valuation to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

There can be no assurance that if a Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw a Fund's investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The PIMCO Total Return Fund IV will limit investments in repurchase agreements to 50% of the total assets of the Fund.

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Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Fund (except the PIMCO Total Return IV Fund) may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. The PIMCO Total Return Fund IV may enter into dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. A Fund will segregate or "earmark" assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund (except the PIMCO Total Return Fund IV) may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to ⅓ of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund's total assets. In addition, a Fund may borrow from certain other PIMCO funds in inter-fund lending transactions to the extent permitted by an exemptive order from the SEC. The PIMCO Total Return Fund IV may not borrow in excess of 10% of the value of its respective total assets and then only as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes.

Derivatives

Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Each Fund may invest some or all of its assets in derivative instruments, subject to the Fund's objective and policies. The PIMCO Total Return Fund IV will seek to limit exposure to interest rate swaps to 10% of its total assets and will limit exposure to credit default swaps to 5% of its total assets. The PIMCO Total Return Fund IV will not invest in options. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the SAI.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund's exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund's investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of certain derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, a short position in a credit default swap could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or "earmark" assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund's

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position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund's derivative transactions, or impede the employment of the Fund's derivatives strategies, or adversely affect the Fund's performance.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange-traded fund would not correlate perfectly with the index upon which the exchange-traded fund is based because the fund's return is net of fees and expenses. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, many of the Funds offered in this prospectus seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a Fund, or derivatives or other strategies used by a Fund, from achieving a desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/ bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the NAV of Fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests; (iv) a Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

Exchange-Traded Notes (ETNs)

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

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ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or "earmark" assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or "earmarked" to cover these positions. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security's price appreciates in value such that the security's price is above the agreed-upon price on the settlement date. The PIMCO Total Return Fund IV will segregate or "earmark" cash equivalent securities to cover obligations associated with forward commitments, including to be announced mortgage-backed securities.

Investment in Other Investment Companies

Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. A Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.

Each Fund may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, and certain other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, each Fund may, in the future, elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Small-Cap and Mid-Cap Companies

Certain Funds may invest in equity securities of small-capitalization and mid-capitalization companies. The Funds consider a small-cap company to be a company with a market capitalization of up to $1.5 billion and a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion. Investments in small-cap and mid-cap companies involve greater risk than investments in large-capitalization companies. Small- and mid-cap companies may not have an established financial history, which can present valuation challenges. The equity securities of small- and mid-cap companies may be subject to increased market fluctuations, due to less liquid markets and more limited managerial and financial resources. A Fund's investment in small- and mid-cap companies may increase the volatility of the Fund's portfolio.

Short Sales

A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other

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institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. When making a short sale (other than a "short sale against the box"), a Fund must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. A Fund (except the PIMCO Total Return Fund IV) may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. The PIMCO Total Return Fund IV will limit short sales, including short exposures obtained using derivative instruments, to 10% of its total assets. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Investments

Each Fund may invest up to 15% of its net assets (taken at the time of investment) in illiquid investments that are assets. Certain illiquid investments may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid investments, and transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. The term "illiquid investments" for this purpose means investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid (i.e., classified by the Fund in a liquidity category other than "illiquid" pursuant to the Fund's liquidity risk management procedures), although they may be relatively less liquid than registered securities traded on established secondary markets. Additional discussion of illiquid investments and related regulatory limits and requirements is available under "Investment Objectives and Policies" in the SAI.

Fund Distribution Rates

Although certain Funds may seek to maintain level distributions, such Funds' distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund's distribution rate or that the rate will be sustainable in the future.

For instance, during periods of low or declining interest rates, a Fund's distributable income and dividend levels may decline for many reasons. For example, the Fund may have to deploy uninvested assets (whether from purchases of Fund shares, proceeds from matured, traded or called debt obligations or other sources) in new, lower yielding instruments. Additionally, payments from certain instruments that may be held by a Fund (such as variable and floating rate securities) may be negatively impacted by declining interest rates, which may also lead to a decline in the Fund's distributable income and dividend levels.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund (except the PIMCO Total Return Fund IV) may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Fund bears the risk of such investments.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, a Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Fund's portfolio) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. Please see a Fund's "Fund Summary—Portfolio Turnover" or the "Financial Highlights" in this prospectus for the portfolio turnover rates of the Funds that were operational during the last fiscal year.

Temporary Defensive Positions

For temporary defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities in attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. When a Fund engages in such strategies, it may not achieve its investment objective.

From time to time, as the prevailing market and interest rate environments warrant, and at the discretion of its portfolio manager, some portion of a Fund's total net assets may be uninvested. In such cases, Fund assets will be held in cash in a Fund's custody account. Cash assets are generally not income-generating and would impact a Fund's performance.

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Changes in Investment Objectives and Policies

The investment objectives of each of the PIMCO Extended Duration, PIMCO Long Duration Total Return, PIMCO Mortgage Opportunities and Bond, PIMCO Total Return IV and PIMCO Dynamic Bond Funds are non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objectives of each other Fund are fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Each of the PIMCO GNMA and Government Securities, PIMCO Investment Grade Credit Bond, PIMCO Long-Term U.S. Government Bond, PIMCO Mortgage-Backed Securities, PIMCO Strategic Bond Fund and PIMCO Dynamic Bond Funds has adopted a non-fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term "assets" means net assets plus the amount of any borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines, in its sole discretion, that the security is of comparable quality to a rated security that the Fund may purchase. In making ratings determinations, PIMCO may take into account different factors than those taken into account by rating agencies, and PIMCO's rating of a security may differ from the rating that a rating agency may have given the same security. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Responsible Investment

As the investment adviser to the PIMCO Total Return ESG Fund, PIMCO may engage proactively with issuers to encourage them to improve their business practices with respect to the environment, social responsibility, and corporate governance ("ESG practices"). In determining the efficacy of an issuer's ESG practices, PIMCO will use its own proprietary assessments of critical ESG issues and may also reference standards as set forth by recognized global organizations such as the United Nations. PIMCO's activities in this respect may include, but are not limited to, direct dialogue with company management, such as through in-person meetings, phone calls, electronic communications, and letters. Through these engagement activities, PIMCO seeks to identify opportunities for a company to improve its ESG practices, and works collaboratively with company management to establish concrete objectives and to develop a plan for meeting these objectives. The Fund may invest in securities of issuers whose ESG practices are currently suboptimal, with the expectation that these practices may improve over time either as a result of PIMCO's engagement efforts or through the company's own initiatives. There can be no assurance that these engagement efforts will be successful. PIMCO may exclude from the Fund issuers that are not receptive to its engagement efforts. In addition, because the Fund invests primarily in Fixed Income Instruments, the Fund does not generally have standing to engage companies in all the ways that an investor in a company's equity securities does.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

Cyber Security

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund's digital information systems (e.g., through "hacking" or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Fund's third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund's investment to lose value.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in

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Prospectus

disruptions to business operations, potentially resulting in financial losses; interference with a Fund's ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	101

Prospectus

Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or a class commenced operations. Certain information reflects financial results for a single Fund share. Because Class A shares of the PIMCO Extended Duration Fund, I-3 shares of the PIMCO Long-Term U.S. Government Fund and I-3, Class A and Class C shares of the PIMCO Total Return ESG Fund had not commenced operations during the periods shown, financial performance information is not provided for the share classes. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is available free of charge by calling the Trust at the phone number on the back of this prospectus. The annual report is also available for download free of charge on the Trust's Web site at pimco.com. Note: All footnotes to the financial highlights table appear at the end of the tables.

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate
PIMCO Dynamic Bond Fund
Institutional Class
03/31/2019	$10.81	$0.46	$(0.08)	$0.38	$(0.38)	$0.00	$0.00	$(0.38)	$10.81	3.59%	$3,019,494	1.00%		1.01%		0.80%		0.81%		4.33%	307%
03/31/2018	10.91	0.48	(0.04)	0.44	(0.54)	0.00	0.00	(0.54)	10.81	4.05	2,516,446	0.94	(c)(d)	0.94	(c)(d)	0.86	(c)(d)	0.86	(c)(d)	4.38	138
03/31/2017	10.19	0.58	0.38	0.96	(0.24)	0.00	0.00	(0.24)	10.91	9.48	2,715,487	1.09		1.09		0.90		0.90		5.45	275
03/31/2016	11.18	0.45	(0.79)	(0.34)	(0.61)	0.00	(0.04)	(0.65)	10.19	(3.09)	2,841,833	0.99		0.99		0.90		0.90		4.20	389
03/31/2015	11.17	0.23	0.00	0.23	(0.22)	0.00	0.00	(0.22)	11.18	2.11	6,729,631	0.90		0.90		0.90		0.90		2.04	270
I-2
03/31/2019	$10.81	$0.45	$(0.08)	$0.37	$(0.37)	$0.00	$0.00	$(0.37)	$10.81	3.49%	$451,788	1.10%		1.11%		0.90%		0.91%		4.20%	307%
03/31/2018	10.91	0.47	(0.04)	0.43	(0.53)	0.00	0.00	(0.53)	10.81	3.95	311,754	1.04	(d)(e)	1.04	(d)(e)	0.96	(d)(e)	0.96	(d)(e)	4.28	138
03/31/2017	10.19	0.62	0.32	0.94	(0.22)	0.00	0.00	(0.22)	10.91	9.37	307,329	1.19		1.19		1.00		1.00		5.92	275
03/31/2016	11.18	0.44	(0.79)	(0.35)	(0.60)	0.00	(0.04)	(0.64)	10.19	(3.19)	1,148,901	1.09		1.09		1.00		1.00		4.13	389
03/31/2015	11.17	0.22	0.00	0.22	(0.21)	0.00	0.00	(0.21)	11.18	2.01	1,499,109	1.00		1.00		1.00		1.00		1.96	270
I-3
04/27/2018 - 03/31/2019	$10.77	$0.39	$(0.01)	$0.38	$(0.34)	$0.00	$0.00	$(0.34)	$10.81	3.57%	$3,807	1.15	%*	1.21	%*	0.95	%*	1.01	%*	3.97%*	307%
Class A
03/31/2019	$10.81	$0.42	$(0.08)	$0.34	$(0.34)	$0.00	$0.00	$(0.34)	$10.81	3.18%	$252,532	1.40%		1.41%		1.20%		1.21%		3.95%	307%
03/31/2018	10.91	0.44	(0.05)	0.39	(0.49)	0.00	0.00	(0.49)	10.81	3.64	282,645	1.34	(d)(f)	1.34	(d)(f)	1.26	(d)(f)	1.26	(d)(f)	3.99	138
03/31/2017	10.19	0.54	0.37	0.91	(0.19)	0.00	0.00	(0.19)	10.91	9.04	227,510	1.49		1.49		1.30		1.30		5.11	275
03/31/2016	11.18	0.41	(0.79)	(0.38)	(0.57)	0.00	(0.04)	(0.61)	10.19	(3.48)	314,002	1.39		1.39		1.30		1.30		3.82	389
03/31/2015	11.17	0.19	0.00	0.19	(0.18)	0.00	0.00	(0.18)	11.18	1.70	564,715	1.30		1.30		1.30		1.30		1.65	270
Class C
03/31/2019	$10.81	$0.34	$(0.08)	$0.26	$(0.26)	$0.00	$0.00	$(0.26)	$10.81	2.41%	$148,113	2.15%		2.16%		1.95%		1.96%		3.21%	307%
03/31/2018	10.91	0.35	(0.04)	0.31	(0.41)	0.00	0.00	(0.41)	10.81	2.86	192,440	2.09	(d)(f)	2.09	(d)(f)	2.01	(d)(f)	2.01	(d)(f)	3.21	138
03/31/2017	10.20	0.46	0.36	0.82	(0.11)	0.00	0.00	(0.11)	10.91	8.12	256,511	2.24		2.24		2.05		2.05		4.36	275
03/31/2016	11.18	0.33	(0.79)	(0.46)	(0.48)	0.00	(0.04)	(0.52)	10.20	(4.15)	346,268	2.14		2.14		2.05		2.05		3.07	389
03/31/2015	11.14	0.11	0.00	0.11	(0.07)	0.00	0.00	(0.07)	11.18	0.97	568,739	2.05		2.05		2.05		2.05		0.98	270
Class R
03/31/2019	$10.81	$0.40	$(0.09)	$0.31	$(0.31)	$0.00	$0.00	$(0.31)	$10.81	2.92%	$6,710	1.65%		1.66%		1.45%		1.46%		3.69%	307%
03/31/2018	10.91	0.41	(0.04)	0.37	(0.47)	0.00	0.00	(0.47)	10.81	3.38	6,720	1.59	(d)(f)	1.59	(d)(f)	1.51	(d)(f)	1.51	(d)(f)	3.72	138
03/31/2017	10.19	0.51	0.38	0.89	(0.17)	0.00	0.00	(0.17)	10.91	8.77	7,531	1.74		1.74		1.55		1.55		4.84	275
03/31/2016	11.17	0.39	(0.79)	(0.40)	(0.54)	0.00	(0.04)	(0.58)	10.19	(3.64)	8,045	1.64		1.64		1.55		1.55		3.58	389
03/31/2015	11.18	0.17	(0.01)	0.16	(0.17)	0.00	0.00	(0.17)	11.17	1.41	12,330	1.55		1.55		1.55		1.55		1.53	270
PIMCO Extended Duration Fund
Institutional Class
03/31/2019	$7.58	$0.20	$0.33	$0.53	$(0.19)	$(0.08)	$(0.01)	$(0.28)	$7.83	7.35%	$1,179,560	1.17%		1.17%		0.50%		0.50%		2.73%	150%
03/31/2018	7.44	0.22	0.24	0.46	(0.21)	(0.11)	0.00	(0.32)	7.58	6.10	1,246,628	0.94		0.94		0.50		0.50		2.85	138
03/31/2017	8.66	0.23	(0.86)	(0.63)	(0.22)	(0.37)	0.00	(0.59)	7.44	(7.15)	1,125,339	0.68		0.68		0.50		0.50		2.81	93
03/31/2016	9.02	0.22	(0.19)	0.03	(0.26)	(0.13)	0.00	(0.39)	8.66	0.76	400,312	0.53		0.53		0.50		0.50		2.73	96
03/31/2015	6.76	0.22	2.24	2.46	(0.20)	0.00	0.00	(0.20)	9.02	36.91	394,852	0.51		0.51		0.50		0.50		2.80	68
I-2
03/31/2019	$7.58	$0.19	$0.33	$0.52	$(0.18)	$(0.08)	$(0.01)	$(0.27)	$7.83	7.25%	$73,261	1.27%		1.27%		0.60%		0.60%		2.59%	150%
03/31/2018	7.44	0.21	0.25	0.46	(0.21)	(0.11)	0.00	(0.32)	7.58	6.00	43,436	1.04		1.04		0.60		0.60		2.74	138
03/31/2017	8.66	0.22	(0.86)	(0.64)	(0.21)	(0.37)	0.00	(0.58)	7.44	(7.25)	41,075	0.78		0.78		0.60		0.60		2.52	93
03/31/2016	9.02	0.21	(0.19)	0.02	(0.25)	(0.13)	0.00	(0.38)	8.66	0.66	60,581	0.63		0.63		0.60		0.60		2.60	96
03/31/2015	6.76	0.21	2.25	2.46	(0.20)	0.00	0.00	(0.20)	9.02	36.78	25,862	0.61		0.61		0.60		0.60		2.69	68

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	102-103

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

PIMCO GNMA and Government Securities Fund
Institutional Class
03/31/2019	$10.80	$0.28	$0.21	$0.49	$(0.35)	$0.00	$0.00	$(0.35)	$10.94	4.60%	$314,613	0.71%	0.71%	0.50%	0.50%	2.62%	862%
03/31/2018	11.11	0.24	(0.23)	0.01	(0.32)	0.00	0.00	(0.32)	10.80	0.08	296,502	0.53	0.53	0.50	0.50	2.14	1,049
03/31/2017	11.36	0.21	(0.12)	0.09	(0.34)	0.00	0.00	(0.34)	11.11	0.75	296,252	0.51	0.51	0.50	0.50	1.82	1,536
03/31/2016	11.41	0.18	0.05	0.23	(0.27)	0.00	(0.01)	(0.28)	11.36	2.04	347,336	0.50	0.50	0.50	0.50	1.62	1,609
03/31/2015	11.12	0.20	0.33	0.53	(0.24)	0.00	0.00	(0.24)	11.41	4.85	314,908	0.50	0.50	0.50	0.50	1.79	1,880
I-2
03/31/2019	$10.80	$0.27	$0.21	$0.48	$(0.34)	$0.00	$0.00	$(0.34)	$10.94	4.50%	$108,751	0.81%	0.81%	0.60%	0.60%	2.53%	862%
03/31/2018	11.11	0.22	(0.22)	0.00	(0.31)	0.00	0.00	(0.31)	10.80	(0.01)	86,645	0.63	0.63	0.60	0.60	2.03	1,049
03/31/2017	11.36	0.19	(0.12)	0.07	(0.32)	0.00	0.00	(0.32)	11.11	0.65	63,938	0.61	0.61	0.60	0.60	1.70	1,536
03/31/2016	11.41	0.18	0.04	0.22	(0.26)	0.00	(0.01)	(0.27)	11.36	1.94	90,151	0.60	0.60	0.60	0.60	1.56	1,609
03/31/2015	11.12	0.20	0.32	0.52	(0.23)	0.00	0.00	(0.23)	11.41	4.74	59,958	0.60	0.60	0.60	0.60	1.73	1,880
I-3
01/31/2019 - 03/31/2019	$10.85	$0.05	$0.10	$0.15	$(0.06)	$0.00	$0.00	$(0.06)	$10.94	1.37%	$10	0.86%*	0.91%*	0.65%*	0.70%*	2.99%*	862%
Class A
03/31/2019	$10.80	$0.24	$0.20	$0.44	$(0.30)	$0.00	$0.00	$(0.30)	$10.94	4.19%	$205,514	1.11%	1.11%	0.90%	0.90%	2.22%	862%
03/31/2018	11.11	0.19	(0.22)	(0.03)	(0.28)	0.00	0.00	(0.28)	10.80	(0.31)	218,142	0.93	0.93	0.90	0.90	1.75	1,049
03/31/2017	11.36	0.16	(0.12)	0.04	(0.29)	0.00	0.00	(0.29)	11.11	0.35	173,854	0.91	0.91	0.90	0.90	1.43	1,536
03/31/2016	11.41	0.14	0.04	0.18	(0.22)	0.00	(0.01)	(0.23)	11.36	1.63	232,328	0.90	0.90	0.90	0.90	1.20	1,609
03/31/2015	11.12	0.15	0.34	0.49	(0.20)	0.00	0.00	(0.20)	11.41	4.43	265,934	0.90	0.90	0.90	0.90	1.37	1,880
Class C
03/31/2019	$10.80	$0.15	$0.21	$0.36	$(0.22)	$0.00	$0.00	$(0.22)	$10.94	3.41%	$40,513	1.86%	1.86%	1.65%	1.65%	1.45%	862%
03/31/2018	11.11	0.11	(0.22)	(0.11)	(0.20)	0.00	0.00	(0.20)	10.80	(1.06)	51,216	1.68	1.68	1.65	1.65	0.98	1,049
03/31/2017	11.36	0.08	(0.12)	(0.04)	(0.21)	0.00	0.00	(0.21)	11.11	(0.40)	74,234	1.66	1.66	1.65	1.65	0.68	1,536
03/31/2016	11.41	0.05	0.05	0.10	(0.14)	0.00	(0.01)	(0.15)	11.36	0.88	91,958	1.65	1.65	1.65	1.65	0.45	1,609
03/31/2015	11.12	0.07	0.33	0.40	(0.11)	0.00	0.00	(0.11)	11.41	3.65	109,530	1.65	1.65	1.65	1.65	0.62	1,880
PIMCO Investment Grade Credit Bond Fund
Institutional Class
03/31/2019	$10.29	$0.39	$0.10	$0.49	$(0.39)	$(0.02)	$(0.02)	$(0.43)	$10.35	4.91%	$6,523,295	0.77%	0.77%	0.50%	0.50%	3.84%	149%
03/31/2018	10.36	0.37	0.03	0.40	(0.39)	(0.08)	0.00	(0.47)	10.29	3.88	7,360,972	0.59	0.59	0.50	0.50	3.48	84
03/31/2017	10.15	0.38	0.23	0.61	(0.40)	0.00	0.00	(0.40)	10.36	6.03	6,332,729	0.51	0.51	0.50	0.50	3.64	133
03/31/2016	10.78	0.39	(0.35)	0.04	(0.50)	(0.17)	0.00	(0.67)	10.15	0.52	4,152,882	0.53	0.53	0.50	0.50	3.78	87
03/31/2015	10.46	0.39	0.50	0.89	(0.41)	(0.16)	0.00	(0.57)	10.78	8.75	4,015,131	0.51	0.51	0.50	0.50	3.62	86
I-2
03/31/2019	$10.29	$0.38	$0.10	$0.48	$(0.38)	$(0.02)	$(0.02)	$(0.42)	$10.35	4.81%	$3,310,855	0.87%	0.87%	0.60%	0.60%	3.75%	149%
03/31/2018	10.36	0.36	0.03	0.39	(0.38)	(0.08)	0.00	(0.46)	10.29	3.78	2,748,140	0.69	0.69	0.60	0.60	3.39	84
03/31/2017	10.15	0.37	0.23	0.60	(0.39)	0.00	0.00	(0.39)	10.36	5.92	1,509,819	0.61	0.61	0.60	0.60	3.58	133
03/31/2016	10.78	0.38	(0.35)	0.03	(0.49)	(0.17)	0.00	(0.66)	10.15	0.42	1,157,268	0.63	0.63	0.60	0.60	3.70	87
03/31/2015	10.46	0.38	0.50	0.88	(0.40)	(0.16)	0.00	(0.56)	10.78	8.64	491,896	0.61	0.61	0.60	0.60	3.52	86
I-3
04/27/2018 - 03/31/2019	$10.17	$0.35	$0.22	$0.57	$(0.35)	$(0.02)	$(0.02)	$(0.39)	$10.35	5.71%	$62,801	0.92%*	0.97%*	0.65%*	0.70%*	3.82%*	149%
Administrative Class
03/31/2019	$10.29	$0.36	$0.10	$0.46	$(0.36)	$(0.02)	$(0.02)	$(0.40)	$10.35	4.65%	$104,992	1.02%	1.02%	0.75%	0.75%	3.55%	149%
03/31/2018	10.36	0.34	0.04	0.38	(0.37)	(0.08)	0.00	(0.45)	10.29	3.62	217,578	0.84	0.84	0.75	0.75	3.23	84
03/31/2017	10.15	0.36	0.22	0.58	(0.37)	0.00	0.00	(0.37)	10.36	5.76	177,286	0.76	0.76	0.75	0.75	3.48	133
03/31/2016	10.78	0.36	(0.35)	0.01	(0.47)	(0.17)	0.00	(0.64)	10.15	0.27	333,505	0.78	0.78	0.75	0.75	3.54	87
03/31/2015	10.46	0.36	0.51	0.87	(0.39)	(0.16)	0.00	(0.55)	10.78	8.48	174,403	0.76	0.76	0.75	0.75	3.38	86
Class A
03/31/2019	$10.29	$0.34	$0.11	$0.45	$(0.35)	$(0.02)	$(0.02)	$(0.39)	$10.35	4.50%	$1,397,045	1.17%	1.17%	0.90%	0.90%	3.43%	149%
03/31/2018	10.36	0.32	0.04	0.36	(0.35)	(0.08)	0.00	(0.43)	10.29	3.47	1,768,405	0.99	0.99	0.90	0.90	3.09	84
03/31/2017	10.15	0.34	0.22	0.56	(0.35)	0.00	0.00	(0.35)	10.36	5.60	1,004,734	0.91	0.91	0.90	0.90	3.28	133
03/31/2016	10.78	0.35	(0.35)	0.00	(0.46)	(0.17)	0.00	(0.63)	10.15	0.12	950,098	0.93	0.93	0.90	0.90	3.38	87
03/31/2015	10.46	0.35	0.50	0.85	(0.37)	(0.16)	0.00	(0.53)	10.78	8.32	995,694	0.91	0.91	0.90	0.90	3.23	86
Class C
03/31/2019	$10.29	$0.27	$0.10	$0.37	$(0.27)	$(0.02)	$(0.02)	$(0.31)	$10.35	3.72%	$413,202	1.92%	1.92%	1.65%	1.65%	2.68%	149%
03/31/2018	10.36	0.24	0.04	0.28	(0.27)	(0.08)	0.00	(0.35)	10.29	2.70	535,919	1.74	1.74	1.65	1.65	2.33	84
03/31/2017	10.15	0.26	0.23	0.49	(0.28)	0.00	0.00	(0.28)	10.36	4.82	582,565	1.66	1.66	1.65	1.65	2.52	133
03/31/2016	10.78	0.27	(0.35)	(0.08)	(0.38)	(0.17)	0.00	(0.55)	10.15	(0.63)	535,409	1.68	1.68	1.65	1.65	2.63	87
03/31/2015	10.46	0.27	0.50	0.77	(0.29)	(0.16)	0.00	(0.45)	10.78	7.51	563,939	1.66	1.66	1.65	1.65	2.48	86

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	104-105

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
PIMCO Long Duration Total Return Fund
Institutional Class
03/31/2019	$10.56	$0.40	$0.17	$0.57	$(0.39)	$(0.12)	$0.00	$(0.51)	$10.62	5.72%	$3,599,618	0.97%	0.97%	0.50%	0.50%	3.96%	189%
03/31/2018	10.63	0.45	0.19	0.64	(0.44)	(0.27)	0.00	(0.71)	10.56	5.95	2,945,114	1.00	1.00	0.50	0.50	4.09	156
03/31/2017	11.29	0.49	(0.12)	0.37	(0.48)	(0.55)	0.00	(1.03)	10.63	3.52	2,790,764	0.69	0.69	0.50	0.50	4.34	116
03/31/2016	12.30	0.50	(0.60)	(0.10)	(0.60)	(0.31)	0.00	(0.91)	11.29	(0.40)	2,949,533	0.55	0.55	0.50	0.50	4.38	59
03/31/2015	11.07	0.48	1.21	1.69	(0.46)	0.00	0.00	(0.46)	12.30	15.52	4,376,514	0.52	0.52	0.50	0.50	4.09	76
I-2
03/31/2019	$10.56	$0.39	$0.17	$0.56	$(0.38)	$(0.12)	$0.00	$(0.50)	$10.62	5.62%	$48,245	1.07%	1.07%	0.60%	0.60%	3.84%	189%
03/31/2018	10.63	0.44	0.19	0.63	(0.43)	(0.27)	0.00	(0.70)	10.56	5.84	29,416	1.10	1.10	0.60	0.60	4.03	156
03/31/2017	11.29	0.48	(0.12)	0.36	(0.47)	(0.55)	0.00	(1.02)	10.63	3.42	9,939	0.79	0.79	0.60	0.60	4.24	116
03/31/2016	12.30	0.49	(0.60)	(0.11)	(0.59)	(0.31)	0.00	(0.90)	11.29	(0.50)	11,164	0.65	0.65	0.60	0.60	4.27	59
03/31/2015	11.07	0.47	1.21	1.68	(0.45)	0.00	0.00	(0.45)	12.30	15.40	19,954	0.62	0.62	0.60	0.60	4.00	76
Class A
03/31/2019	$10.56	$0.36	$0.17	$0.53	$(0.35)	$(0.12)	$0.00	$(0.47)	$10.62	5.31%	$16,084	1.37%	1.37%	0.90%	0.90%	3.57%	189%
09/08/2017 - 03/31/2018	11.31	0.25	(0.50)	(0.25)	(0.23)	(0.27)	0.00	(0.50)	10.56	(2.27)	19,215	1.40 *	1.40 *	0.90 *	0.90 *	4.26 *	156
Class C
03/31/2019	$10.56	$0.27	$0.18	$0.45	$(0.27)	$(0.12)	$0.00	$(0.39)	$10.62	4.53%	$354	2.12%	2.12%	1.65%	1.65%	2.69%	189%
01/05/2018 - 03/31/2018	10.94	0.07	(0.38)	(0.31)	(0.07)	0.00	0.00	(0.07)	10.56	(2.85)	36	2.15 *	2.15 *	1.65 *	1.65 *	3.08 *	156
PIMCO Long-Term U.S. Government Fund
Institutional Class
03/31/2019	$6.01	$0.16	$0.18	$0.34	$(0.16)	$(0.03)	$0.00	$(0.19)	$6.16	5.95%	$565,854	0.965%	0.965%	0.475%	0.475%	2.67%	141%
03/31/2018	5.98	0.16	0.05	0.21	(0.16)	(0.02)	0.00	(0.18)	6.01	3.47	1,240,260	0.775	0.775	0.475	0.475	2.62	148
03/31/2017	6.44	0.17	(0.44)	(0.27)	(0.17)	(0.02)	0.00	(0.19)	5.98	(4.21)	1,450,163	0.655	0.655	0.475	0.475	2.77	61
03/31/2016	11.49	0.30	(0.46)	(0.16)	(0.27)	(4.62)	0.00	(4.89)	6.44	1.82	304,991	0.535	0.535	0.475	0.475	3.23	101
03/31/2015	9.79	0.30	1.67	1.97	(0.27)	0.00	0.00	(0.27)	11.49	20.35	318,988	0.495	0.495	0.475	0.475	2.77	244
I-2
03/31/2019	$6.01	$0.15	$0.19	$0.34	$(0.16)	$(0.03)	$0.00	$(0.19)	$6.16	5.84%	$55,408	1.065%	1.065%	0.575%	0.575%	2.55%	141%
03/31/2018	5.98	0.15	0.05	0.20	(0.15)	(0.02)	0.00	(0.17)	6.01	3.37	48,727	0.875	0.875	0.575	0.575	2.53	148
03/31/2017	6.44	0.17	(0.45)	(0.28)	(0.16)	(0.02)	0.00	(0.18)	5.98	(4.31)	39,443	0.755	0.755	0.575	0.575	2.64	61
03/31/2016	11.49	0.28	(0.45)	(0.17)	(0.26)	(4.62)	0.00	(4.88)	6.44	1.72	82,647	0.635	0.635	0.575	0.575	3.11	101
03/31/2015	9.79	0.29	1.67	1.96	(0.26)	0.00	0.00	(0.26)	11.49	20.23	81,521	0.595	0.595	0.575	0.575	2.73	244
Administrative Class
03/31/2019	$6.01	$0.14	$0.19	$0.33	$(0.15)	$(0.03)	$0.00	$(0.18)	$6.16	5.69%	$11,292	1.215%	1.215%	0.725%	0.725%	2.42%	141%
03/31/2018	5.98	0.15	0.04	0.19	(0.14)	(0.02)	0.00	(0.16)	6.01	3.22	17,398	1.025	1.025	0.725	0.725	2.37	148
03/31/2017	6.44	0.16	(0.45)	(0.29)	(0.15)	(0.02)	0.00	(0.17)	5.98	(4.46)	20,222	0.905	0.905	0.725	0.725	2.50	61
03/31/2016	11.49	0.28	(0.46)	(0.18)	(0.25)	(4.62)	0.00	(4.87)	6.44	1.57	27,613	0.785	0.785	0.725	0.725	3.00	101
03/31/2015	9.79	0.28	1.66	1.94	(0.24)	0.00	0.00	(0.24)	11.49	20.05	54,522	0.745	0.745	0.725	0.725	2.60	244
Class A
03/31/2019	$6.01	$0.14	$0.18	$0.32	$(0.14)	$(0.03)	$0.00	$(0.17)	$6.16	5.59%	$104,513	1.315%	1.315%	0.825%	0.825%	2.32%	141%
03/31/2018	5.98	0.14	0.05	0.19	(0.14)	(0.02)	0.00	(0.16)	6.01	3.11	100,379	1.125	1.125	0.825	0.825	2.28	148
03/31/2017	6.44	0.15	(0.44)	(0.29)	(0.15)	(0.02)	0.00	(0.17)	5.98	(4.55)	100,476	1.005	1.005	0.825	0.825	2.40	61
03/31/2016	11.49	0.26	(0.45)	(0.19)	(0.24)	(4.62)	0.00	(4.86)	6.44	1.47	159,606	0.885	0.885	0.825	0.825	2.88	101
03/31/2015	9.79	0.26	1.67	1.93	(0.23)	0.00	0.00	(0.23)	11.49	19.93	198,176	0.845	0.845	0.825	0.825	2.49	244
Class C
03/31/2019	$6.01	$0.09	$0.19	$0.28	$(0.10)	$(0.03)	$0.00	$(0.13)	$6.16	4.80%	$13,027	2.065%	2.065%	1.575%	1.575%	1.57%	141%
03/31/2018	5.98	0.09	0.05	0.14	(0.09)	(0.02)	0.00	(0.11)	6.01	2.34	14,961	1.875	1.875	1.575	1.575	1.52	148
03/31/2017	6.44	0.11	(0.45)	(0.34)	(0.10)	(0.02)	0.00	(0.12)	5.98	(5.27)	24,735	1.755	1.755	1.575	1.575	1.65	61
03/31/2016	11.49	0.19	(0.45)	(0.26)	(0.17)	(4.62)	0.00	(4.79)	6.44	0.71	32,026	1.635	1.635	1.575	1.575	2.11	101
03/31/2015	9.79	0.18	1.67	1.85	(0.15)	0.00	0.00	(0.15)	11.49	19.05	35,839	1.595	1.595	1.575	1.575	1.73	244
PIMCO Moderate Duration Fund
Institutional Class
03/31/2019	$10.09	$0.30	$0.04	$0.34	$(0.27)	$0.00	$0.00	$(0.27)	$10.16	3.45%	$1,449,803	0.60%	0.60%	0.46%	0.46%	2.97%	392%
03/31/2018	10.15	0.22	(0.10)	0.12	(0.18)	0.00	0.00	(0.18)	10.09	1.18	1,363,477	0.51	0.51	0.46	0.46	2.16	306
03/31/2017	10.13	0.26	(0.04)	0.22	(0.20)	0.00	0.00	(0.20)	10.15	2.23	1,358,377	0.50	0.50	0.46	0.46	2.53	269
03/31/2016	10.53	0.27	(0.21)	0.06	(0.28)	(0.18)	0.00	(0.46)	10.13	0.54	1,463,730	0.48	0.48	0.46	0.46	2.61	217
03/31/2015	10.63	0.20	0.19	0.39	(0.35)	(0.14)	0.00	(0.49)	10.53	3.75	1,709,990	0.46	0.46	0.46	0.46	1.85	254
I-2
03/31/2019	$10.09	$0.29	$0.04	$0.33	$(0.26)	$0.00	$0.00	$(0.26)	$10.16	3.34%	$6,062	0.70%	0.70%	0.56%	0.56%	2.87%	392%
03/31/2018	10.15	0.21	(0.10)	0.11	(0.17)	0.00	0.00	(0.17)	10.09	1.08	5,390	0.61	0.61	0.56	0.56	2.06	306
03/31/2017	10.13	0.25	(0.04)	0.21	(0.19)	0.00	0.00	(0.19)	10.15	2.13	6,434	0.60	0.60	0.56	0.56	2.44	269
03/31/2016	10.53	0.25	(0.21)	0.04	(0.26)	(0.18)	0.00	(0.44)	10.13	0.44	6,800	0.58	0.58	0.56	0.56	2.46	217

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	106-107

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
03/31/2015	10.63	0.19	0.19	0.38	(0.34)	(0.14)	0.00	(0.48)	10.53	3.65	5,285	0.56	0.56	0.56	0.56	1.79	254
PIMCO Mortgage-Backed Securities Fund
Institutional Class
03/31/2019	$10.35	$0.32	$0.16	$0.48	$(0.38)	$0.00	$0.00	$(0.38)	$10.45	4.74%	$93,074	0.75%	0.75%	0.50%	0.50%	3.09%	790%
03/31/2018	10.44	0.28	(0.05)	0.23	(0.32)	0.00	0.00	(0.32)	10.35	2.25	105,852	0.52	0.52	0.50	0.50	2.70	949
03/31/2017	10.56	0.25	(0.04)	0.21	(0.33)	0.00	0.00	(0.33)	10.44	2.04	116,443	0.50	0.50	0.50	0.50	2.39	1,611
03/31/2016	10.57	0.18	0.08	0.26	(0.27)	0.00	0.00	(0.27)	10.56	2.46	118,641	0.50	0.50	0.50	0.50	1.75	1,930
03/31/2015	10.29	0.20	0.36	0.56	(0.27)	0.00	(0.01)	(0.28)	10.57	5.49	103,968	0.50	0.50	0.50	0.50	1.90	1,501
I-2
03/31/2019	$10.35	$0.31	$0.16	$0.47	$(0.37)	$0.00	$0.00	$(0.37)	$10.45	4.64%	$9,964	0.85%	0.85%	0.60%	0.60%	3.03%	790%
03/31/2018	10.44	0.27	(0.05)	0.22	(0.31)	0.00	0.00	(0.31)	10.35	2.15	6,430	0.62	0.62	0.60	0.60	2.60	949
03/31/2017	10.56	0.24	(0.04)	0.20	(0.32)	0.00	0.00	(0.32)	10.44	1.94	7,933	0.60	0.60	0.60	0.60	2.28	1,611
03/31/2016	10.57	0.17	0.08	0.25	(0.26)	0.00	0.00	(0.26)	10.56	2.36	9,898	0.60	0.60	0.60	0.60	1.65	1,930
03/31/2015	10.29	0.19	0.36	0.55	(0.26)	0.00	(0.01)	(0.27)	10.57	5.38	8,150	0.60	0.60	0.60	0.60	1.82	1,501
I-3
04/27/2018 - 03/31/2019	$10.28	$0.30	$0.21	$0.51	$(0.34)	$0.00	$0.00	$(0.34)	$10.45	5.06%	$111	0.90%*	0.95%*	0.65%*	0.70%*	3.18%*	790%
Class A
03/31/2019	$10.35	$0.27	$0.17	$0.44	$(0.34)	$0.00	$0.00	$(0.34)	$10.45	4.32%	$38,041	1.15%	1.15%	0.90%	0.90%	2.67%	790%
03/31/2018	10.44	0.24	(0.05)	0.19	(0.28)	0.00	0.00	(0.28)	10.35	1.84	52,447	0.92	0.92	0.90	0.90	2.33	949
03/31/2017	10.56	0.21	(0.04)	0.17	(0.29)	0.00	0.00	(0.29)	10.44	1.63	23,161	0.90	0.90	0.90	0.90	1.99	1,611
03/31/2016	10.57	0.14	0.07	0.21	(0.22)	0.00	0.00	(0.22)	10.56	2.05	29,497	0.90	0.90	0.90	0.90	1.34	1,930
03/31/2015	10.29	0.16	0.36	0.52	(0.23)	0.00	(0.01)	(0.24)	10.57	5.07	28,247	0.90	0.90	0.90	0.90	1.52	1,501
Class C
03/31/2019	$10.35	$0.20	$0.16	$0.36	$(0.26)	$0.00	$0.00	$(0.26)	$10.45	3.55%	$3,982	1.90%	1.90%	1.65%	1.65%	1.92%	790%
03/31/2018	10.44	0.16	(0.05)	0.11	(0.20)	0.00	0.00	(0.20)	10.35	1.08	5,479	1.67	1.67	1.65	1.65	1.53	949
03/31/2017	10.56	0.13	(0.04)	0.09	(0.21)	0.00	0.00	(0.21)	10.44	0.87	9,226	1.65	1.65	1.65	1.65	1.24	1,611
03/31/2016	10.57	0.06	0.08	0.14	(0.15)	0.00	0.00	(0.15)	10.56	1.29	11,143	1.65	1.65	1.65	1.65	0.59	1,930
03/31/2015	10.29	0.08	0.36	0.44	(0.15)	0.00	(0.01)	(0.16)	10.57	4.28	11,110	1.65	1.65	1.65	1.65	0.77	1,501
PIMCO Mortgage Opportunities and Bond Fund
Institutional Class
03/31/2019	$11.02	$0.44	$(0.13)	$0.31	$(0.47)	$0.00	$0.00	$(0.47)	$10.86	2.86%	$3,890,521	1.37%	1.37%	0.60%	0.60%	4.01%	791%
03/31/2018	10.97	0.41	0.04	0.45	(0.40)	0.00	0.00	(0.40)	11.02	4.16	3,298,892	1.02	1.02	0.60	0.60	3.73	721
03/31/2017	10.94	0.45	0.15	0.60	(0.57)	0.00	0.00	(0.57)	10.97	5.61	2,058,869	0.78	0.78	0.60	0.60	4.03	1,268
03/31/2016	11.15	0.40	(0.15)	0.25	(0.46)	0.00	0.00	(0.46)	10.94	2.24	1,400,621	0.69	0.69	0.60	0.60	3.60	1,146
03/31/2015	11.06	0.35	0.14	0.49	(0.40)	0.00	0.00	(0.40)	11.15	4.47	1,183,060	0.61	0.61	0.60	0.60	3.15	1,133
I-2
03/31/2019	$11.02	$0.43	$(0.13)	$0.30	$(0.46)	$0.00	$0.00	$(0.46)	$10.86	2.76%	$717,678	1.47%	1.47%	0.70%	0.70%	3.90%	791%
03/31/2018	10.97	0.40	0.04	0.44	(0.39)	0.00	0.00	(0.39)	11.02	4.06	616,556	1.12	1.12	0.70	0.70	3.63	721
03/31/2017	10.94	0.47	0.12	0.59	(0.56)	0.00	0.00	(0.56)	10.97	5.49	326,786	0.88	0.88	0.70	0.70	4.24	1,268
03/31/2016	11.15	0.41	(0.18)	0.23	(0.44)	0.00	0.00	(0.44)	10.94	2.12	542,161	0.79	0.79	0.70	0.70	3.71	1,146
03/31/2015	11.06	0.34	0.14	0.48	(0.39)	0.00	0.00	(0.39)	11.15	4.36	90,964	0.71	0.71	0.70	0.70	3.05	1,133
I-3
04/27/2018 - 03/31/2019	$10.97	$0.39	$(0.08)	$0.31	$(0.42)	$0.00	$0.00	$(0.42)	$10.86	2.93%	$18,516	1.52%*	1.57%*	0.75%*	0.80%*	3.92%*	791%
Class A
03/31/2019	$11.02	$0.39	$(0.13)	$0.26	$(0.42)	$0.00	$0.00	$(0.42)	$10.86	2.45%	248,356	1.77%	1.77%	1.00%	1.00%	3.61%	791%
03/31/2018	10.97	0.37	0.04	0.41	(0.36)	0.00	0.00	(0.36)	11.02	3.75	193,516	1.42	1.42	1.00	1.00	3.34	721
03/31/2017	10.94	0.41	0.15	0.56	(0.53)	0.00	0.00	(0.53)	10.97	5.19	63,638	1.18	1.18	1.00	1.00	3.66	1,268
03/31/2016	11.15	0.36	(0.16)	0.20	(0.41)	0.00	0.00	(0.41)	10.94	1.83	52,249	1.09	1.09	1.00	1.00	3.28	1,146
03/31/2015	11.06	0.31	0.13	0.44	(0.35)	0.00	0.00	(0.35)	11.15	4.05	19,566	1.01	1.01	1.00	1.00	2.78	1,133
Class C
03/31/2019	$11.02	$0.31	$(0.13)	$0.18	$(0.34)	$0.00	$0.00	$(0.34)	$10.86	1.69%	$33,643	2.52%	2.52%	1.75%	1.75%	2.86%	791%
03/31/2018	10.97	0.28	0.05	0.33	(0.28)	0.00	0.00	(0.28)	11.02	2.99	28,967	2.17	2.17	1.75	1.75	2.56	721
03/31/2017	10.94	0.33	0.14	0.47	(0.44)	0.00	0.00	(0.44)	10.97	4.40	23,413	1.93	1.93	1.75	1.75	2.94	1,268
03/31/2016	11.15	0.28	(0.16)	0.12	(0.33)	0.00	0.00	(0.33)	10.94	1.07	23,035	1.84	1.84	1.75	1.75	2.54	1,146
03/31/2015	11.06	0.23	0.13	0.36	(0.27)	0.00	0.00	(0.27)	11.15	3.28	9,313	1.76	1.76	1.75	1.75	2.03	1,133
PIMCO Strategic Bond Fund
Institutional Class
03/31/2019	$10.61	$0.27	$0.14	$0.41	$(0.30)	$0.00	$0.00	$(0.30)	$10.72	3.90%	$89,156	0.64 (g)	0.66 (g)	0.60 (g)	0.62 (g)	2.54%	294%
03/31/2018	10.48	0.35	0.29	0.64	(0.51)	0.00	0.00	(0.51)	10.61	6.21	33,299	0.72	0.72	0.70	0.70	3.26	154
03/31/2017	9.91	0.35	0.48	0.83	(0.26)	0.00	0.00	(0.26)	10.48	8.52	68,762	0.71	0.71	0.70	0.70	3.40	316
03/31/2016	10.51	0.33	(0.43)	(0.10)	(0.50)	0.00	0.00	(0.50)	9.91	(0.94)	78,600	0.71	0.71	0.70	0.70	3.24	441
03/31/2015	10.64	0.26	(0.10)	0.16	(0.29)	0.00	0.00	(0.29)	10.51	1.47	161,925	0.70	0.70	0.70	0.70	2.42	297

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	108-109

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate
I-2
03/31/2019	$10.61	$0.26	$0.14	$0.40	$(0.29)	$0.00	$0.00	$(0.29)	$10.72	3.80%	$54,627	0.74	(h)	0.76	(h)	0.70	(h)	0.72	(h)	2.44%	294%
03/31/2018	10.48	0.35	0.28	0.63	(0.50)	0.00	0.00	(0.50)	10.61	6.11	17,669	0.82		0.82		0.80		0.80		3.27	154
03/31/2017	9.91	0.33	0.49	0.82	(0.25)	0.00	0.00	(0.25)	10.48	8.41	9,217	0.81		0.81		0.80		0.80		3.25	316
03/31/2016	10.51	0.32	(0.43)	(0.11)	(0.49)	0.00	0.00	(0.49)	9.91	(1.04)	40,520	0.81		0.81		0.80		0.80		3.13	441
03/31/2015	10.64	0.25	(0.10)	0.15	(0.28)	0.00	0.00	(0.28)	10.51	1.37	77,012	0.80		0.80		0.80		0.80		2.33	297
Class A
03/31/2019	$10.61	$0.23	$0.14	$0.37	$(0.26)	$0.00	$0.00	$(0.26)	$10.72	3.49%	$50,086	1.04	(i)	1.06	(i)	1.00	(i)	1.02	(i)	2.19%	294%
03/31/2018	10.48	0.31	0.29	0.60	(0.47)	0.00	0.00	(0.47)	10.61	5.79	30,996	1.12		1.12		1.10		1.10		2.95	154
03/31/2017	9.91	0.31	0.48	0.79	(0.22)	0.00	0.00	(0.22)	10.48	8.09	25,593	1.11		1.11		1.10		1.10		3.02	316
03/31/2016	10.51	0.29	(0.43)	(0.14)	(0.46)	0.00	0.00	(0.46)	9.91	(1.34)	19,988	1.11		1.11		1.10		1.10		2.85	441
03/31/2015	10.64	0.22	(0.10)	0.12	(0.25)	0.00	0.00	(0.25)	10.51	1.07	29,502	1.10		1.10		1.10		1.10		2.02	297
Class C
03/31/2019	$10.61	$0.15	$0.14	$0.29	$(0.18)	$0.00	$0.00	$(0.18)	$10.72	2.72%	$8,203	1.79	(i)	1.81	(i)	1.75	(i)	1.77	(i)	1.39%	294%
03/31/2018	10.48	0.23	0.29	0.52	(0.39)	0.00	0.00	(0.39)	10.61	5.01	3,910	1.87		1.87		1.85		1.85		2.19	154
03/31/2017	9.91	0.23	0.49	0.72	(0.15)	0.00	0.00	(0.15)	10.48	7.27	4,938	1.86		1.86		1.85		1.85		2.25	316
03/31/2016	10.50	0.22	(0.43)	(0.21)	(0.38)	0.00	0.00	(0.38)	9.91	(2.02)	7,451	1.86		1.86		1.85		1.85		2.10	441
03/31/2015	10.63	0.14	(0.11)	0.03	(0.16)	0.00	0.00	(0.16)	10.50	0.27	11,102	1.85		1.85		1.85		1.85		1.28	297
PIMCO Total Return Fund (Consolidated)
Institutional Class
03/31/2019	$10.08	$0.31	$0.07	$0.38	$(0.34)	$0.00	$0.00	$(0.34)	$10.12	3.83%	$49,974,737	0.71%		0.71%		0.46%		0.46%		3.09%	723%
03/31/2018	10.12	0.28	(0.06)	0.22	(0.23)	0.00	(0.03)	(0.26)	10.08	2.13	54,515,011	0.55		0.55		0.46		0.46		2.76	635
03/31/2017	10.18	0.36	(0.11)	0.25	(0.08)	0.00	(0.23)	(0.31)	10.12	2.44	52,526,934	0.51		0.51		0.46		0.46		3.54	521
03/31/2016	10.86	0.34	(0.32)	0.02	(0.29)	(0.36)	(0.05)	(0.70)	10.18	0.31	58,581,675	0.47		0.47		0.46		0.46		3.27	478
03/31/2015	10.78	0.23	0.36	0.59	(0.43)	(0.08)	0.00	(0.51)	10.86	5.64	68,575,915	0.46		0.46		0.46		0.46		2.11	265
I-2
03/31/2019	$10.08	$0.30	$0.07	$0.37	$(0.33)	$0.00	$0.00	$(0.33)	$10.12	3.73%	$3,231,195	0.81%		0.81%		0.56%		0.56%		2.99%	723%
03/31/2018	10.12	0.27	(0.06)	0.21	(0.22)	0.00	(0.03)	(0.25)	10.08	2.02	3,409,081	0.65		0.65		0.56		0.56		2.66	635
03/31/2017	10.18	0.35	(0.11)	0.24	(0.08)	0.00	(0.22)	(0.30)	10.12	2.33	3,471,813	0.61		0.61		0.56		0.56		3.44	521
03/31/2016	10.86	0.33	(0.32)	0.01	(0.28)	(0.36)	(0.05)	(0.69)	10.18	0.21	4,623,792	0.57		0.57		0.56		0.56		3.17	478
03/31/2015	10.78	0.22	0.36	0.58	(0.42)	(0.08)	0.00	(0.50)	10.86	5.53	5,939,687	0.56		0.56		0.56		0.56		1.99	265
I-3
04/27/2018 - 03/31/2019	$9.97	$0.29	$0.16	$0.45	$(0.30)	$0.00	$0.00	$(0.30)	$10.12	4.63%	$144,689	0.86	%*	0.91	%*	0.61	%*	0.66	%*	3.13%*	723%
Administrative Class
03/31/2019	$10.08	$0.28	$0.07	$0.35	$(0.31)	$0.00	$0.00	$(0.31)	$10.12	3.57%	$2,005,972	0.96%		0.96%		0.71%		0.71%		2.82%	723%
03/31/2018	10.12	0.26	(0.07)	0.19	(0.20)	0.00	(0.03)	(0.23)	10.08	1.87	2,831,163	0.80		0.80		0.71		0.71		2.52	635
03/31/2017	10.18	0.34	(0.12)	0.22	(0.07)	0.00	(0.21)	(0.28)	10.12	2.18	3,424,492	0.76		0.76		0.71		0.71		3.31	521
03/31/2016	10.86	0.32	(0.33)	(0.01)	(0.26)	(0.36)	(0.05)	(0.67)	10.18	0.06	6,234,863	0.72		0.72		0.71		0.71		3.03	478
03/31/2015	10.78	0.20	0.36	0.56	(0.40)	(0.08)	0.00	(0.48)	10.86	5.37	16,184,030	0.71		0.71		0.71		0.71		1.84	265
Class A
03/31/2019	$10.08	$0.27	$0.07	$0.34	$(0.30)	$0.00	$0.00	$(0.30)	$10.12	3.48%	$7,757,299	1.05%		1.05%		0.80%		0.80%		2.75%	723%
03/31/2018	10.12	0.25	(0.07)	0.18	(0.19)	0.00	(0.03)	(0.22)	10.08	1.76	8,429,248	0.92	(j)	0.92	(j)	0.83	(j)	0.83	(j)	2.42	635
03/31/2017	10.18	0.32	(0.11)	0.21	(0.07)	0.00	(0.20)	(0.27)	10.12	2.04	5,475,892	0.90		0.90		0.85		0.85		3.16	521
03/31/2016	10.86	0.30	(0.32)	(0.02)	(0.25)	(0.36)	(0.05)	(0.66)	10.18	(0.08)	7,662,842	0.86		0.86		0.85		0.85		2.89	478
03/31/2015	10.78	0.19	0.36	0.55	(0.39)	(0.08)	0.00	(0.47)	10.86	5.23	11,961,388	0.85		0.85		0.85		0.85		1.72	265
Class C
03/31/2019	$10.08	$0.19	$0.07	$0.26	$(0.22)	$0.00	$0.00	$(0.22)	$10.12	2.69%	$1,467,067	1.82	(k)	1.82	(k)	1.57	(k)	1.57	(k)	1.95%	723%
03/31/2018	10.12	0.17	(0.07)	0.10	(0.11)	0.00	(0.03)	(0.14)	10.08	0.97	2,072,621	1.69		1.69		1.60		1.60		1.64	635
03/31/2017	10.18	0.25	(0.12)	0.13	(0.05)	0.00	(0.14)	(0.19)	10.12	1.27	3,143,206	1.65		1.65		1.60		1.60		2.41	521
03/31/2016	10.86	0.22	(0.32)	(0.10)	(0.17)	(0.36)	(0.05)	(0.58)	10.18	(0.82)	4,055,683	1.61		1.61		1.60		1.60		2.13	478
03/31/2015	10.78	0.10	0.37	0.47	(0.31)	(0.08)	0.00	(0.39)	10.86	4.45	5,194,548	1.60		1.60		1.60		1.60		0.96	265
Class R
03/31/2019	$10.08	$0.24	$0.07	$0.31	$(0.27)	$0.00	$0.00	$(0.27)	$10.12	3.20%	$772,138	1.32	(k)	1.32	(k)	1.07	(k)	1.07	(k)	2.47%	723%
03/31/2018	10.12	0.22	(0.07)	0.15	(0.16)	0.00	(0.03)	(0.19)	10.08	1.48	914,781	1.19		1.19		1.10		1.10		2.13	635
03/31/2017	10.18	0.30	(0.12)	0.18	(0.06)	0.00	(0.18)	(0.24)	10.12	1.78	1,159,181	1.15		1.15		1.10		1.10		2.91	521
03/31/2016	10.86	0.28	(0.33)	(0.05)	(0.22)	(0.36)	(0.05)	(0.63)	10.18	(0.33)	1,426,367	1.11		1.11		1.10		1.10		2.63	478
03/31/2015	10.78	0.16	0.36	0.52	(0.36)	(0.08)	0.00	(0.44)	10.86	4.96	1,996,566	1.10		1.10		1.10		1.10		1.45	265
PIMCO Total Return Fund II
Institutional Class
03/31/2019	$9.48	$0.29	$0.18	$0.47	$(0.31)	$0.00	$0.00	$(0.31)	$9.64	5.04%	$497,650	0.85%		0.85%		0.50%		0.50%		3.06%	587%
03/31/2018	9.58	0.24	(0.08)	0.16	(0.24)	(0.01)	(0.01)	(0.26)	9.48	1.67	590,406	0.57		0.57		0.50		0.50		2.46	605
03/31/2017	9.68	0.25	0.00	0.25	(0.32)	(0.02)	(0.01)	(0.35)	9.58	2.60	566,900	0.56		0.56		0.50		0.50		2.54	595
03/31/2016	10.30	0.27	(0.22)	0.05	(0.27)	(0.40)	0.00	(0.67)	9.68	0.66	774,684	0.56		0.56		0.50		0.50		2.76	516
03/31/2015	10.29	0.19	0.25	0.44	(0.25)	(0.18)	0.00	(0.43)	10.30	4.30	1,048,223	0.50		0.50		0.50		0.50		1.86	363

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	110-111

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
I-2
03/31/2019	$9.48	$0.27	$0.19	$0.46	$(0.30)	$0.00	$0.00	$(0.30)	$9.64	4.92%	$2,229	0.95%	0.95%	0.60%	0.60%	2.87%	587%
03/31/2018	9.58	0.23	(0.08)	0.15	(0.23)	(0.01)	(0.01)	(0.25)	9.48	1.57	13,119	0.67	0.67	0.60	0.60	2.37	605
03/31/2017	9.68	0.24	0.00	0.24	(0.31)	(0.02)	(0.01)	(0.34)	9.58	2.50	11,355	0.66	0.66	0.60	0.60	2.43	595
03/31/2016	10.30	0.27	(0.23)	0.04	(0.26)	(0.40)	0.00	(0.66)	9.68	0.55	10,534	0.66	0.66	0.60	0.60	2.76	516
03/31/2015	10.29	0.18	0.25	0.43	(0.24)	(0.18)	0.00	(0.42)	10.30	4.19	11,371	0.60	0.60	0.60	0.60	1.75	363
Administrative Class
03/31/2019	$9.48	$0.27	$0.17	$0.44	$(0.28)	$0.00	$0.00	$(0.28)	$9.64	4.78%	$10,970	1.10%	1.10%	0.75%	0.75%	2.83%	587%
03/31/2018	9.58	0.21	(0.07)	0.14	(0.22)	(0.01)	(0.01)	(0.24)	9.48	1.42	11,397	0.82	0.82	0.75	0.75	2.20	605
03/31/2017	9.68	0.22	0.00	0.22	(0.29)	(0.02)	(0.01)	(0.32)	9.58	2.34	12,993	0.81	0.81	0.75	0.75	2.30	595
03/31/2016	10.30	0.25	(0.22)	0.03	(0.25)	(0.40)	0.00	(0.65)	9.68	0.40	13,754	0.81	0.81	0.75	0.75	2.53	516
03/31/2015	10.29	0.17	0.24	0.41	(0.22)	(0.18)	0.00	(0.40)	10.30	4.04	21,822	0.75	0.75	0.75	0.75	1.60	363
PIMCO Total Return Fund IV
Institutional Class
03/31/2019	$10.26	$0.27	$0.15	$0.42	$(0.28)	$0.00	$0.00	$(0.28)	$10.40	4.15%	$556,025	0.69%	0.69%	0.50%	0.50%	2.62%	579%
03/31/2018	10.28	0.20	(0.03)	0.17	(0.14)	0.00	(0.05)	(0.19)	10.26	1.66	1,491,956	0.53	0.53	0.50	0.50	1.93	489
03/31/2017	10.37	0.23	(0.02)	0.21	(0.26)	(0.04)	0.00	(0.30)	10.28	2.11	1,397,034	0.56	0.56	0.50	0.50	2.24	478
03/31/2016	10.74	0.23	(0.21)	0.02	(0.22)	(0.17)	0.00	(0.39)	10.37	0.23	1,338,050	0.51	0.51	0.50	0.50	2.21	449
03/31/2015	10.52	0.13	0.36	0.49	(0.20)	(0.07)	0.00	(0.27)	10.74	4.72	1,657,422	0.50	0.50	0.50	0.50	1.20	245
Class A
03/31/2019	$10.26	$0.23	$0.15	$0.38	$(0.24)	$0.00	$0.00	$(0.24)	$10.40	3.79%	$10,748	1.04%	1.04%	0.85%	0.85%	2.32%	579%
03/31/2018	10.28	0.16	(0.02)	0.14	(0.11)	0.00	(0.05)	(0.16)	10.26	1.31	11,334	0.88	0.88	0.85	0.85	1.59	489
03/31/2017	10.37	0.20	(0.02)	0.18	(0.23)	(0.04)	0.00	(0.27)	10.28	1.75	14,779	0.91	0.91	0.85	0.85	1.89	478
03/31/2016	10.74	0.19	(0.21)	(0.02)	(0.18)	(0.17)	0.00	(0.35)	10.37	(0.12)	13,768	0.86	0.86	0.85	0.85	1.85	449
03/31/2015	10.52	0.09	0.36	0.45	(0.16)	(0.07)	0.00	(0.23)	10.74	4.35	17,232	0.85	0.85	0.85	0.85	0.86	245
PIMCO Total Return ESG Fund
Institutional Class
03/31/2019	$8.95	$0.25	$0.08	$0.33	$(0.24)	$0.00	$0.00	$(0.24)	$9.04	3.81%	$1,022,259	0.84%	0.84%	0.50%	0.50%	2.80%	514%
03/31/2018	9.00	0.20	(0.07)	0.13	(0.17)	0.00	(0.01)	(0.18)	8.95	1.46	899,667	0.67	0.67	0.50	0.50	2.15	506
03/31/2017	9.04	0.28	(0.05)	0.23	(0.26)	(0.01)	0.00	(0.27)	9.00	2.49	982,948	0.59	0.59	0.50	0.50	3.09	557
03/31/2016	9.48	0.29	(0.30)	(0.01)	(0.27)	(0.14)	(0.02)	(0.43)	9.04	(0.04)	950,316	0.55	0.55	0.50	0.50	3.22	454
03/31/2015	9.46	0.19	0.34	0.53	(0.42)	(0.09)	0.00	(0.51)	9.48	5.68	1,142,618	0.51	0.51	0.50	0.50	2.00	291
I-2
03/31/2019	$8.95	$0.24	$0.08	$0.32	$(0.23)	$0.00	$0.00	$(0.23)	$9.04	3.71%	$124,601	0.94%	0.94%	0.60%	0.60%	2.71%	514%
03/31/2018	9.00	0.19	(0.07)	0.12	(0.16)	0.00	(0.01)	(0.17)	8.95	1.36	90,213	0.77	0.77	0.60	0.60	2.06	506
03/31/2017	9.04	0.27	(0.05)	0.22	(0.25)	(0.01)	0.00	(0.26)	9.00	2.39	44,690	0.69	0.69	0.60	0.60	3.00	557
03/31/2016	9.48	0.28	(0.30)	(0.02)	(0.26)	(0.14)	(0.02)	(0.42)	9.04	(0.14)	50,953	0.65	0.65	0.60	0.60	3.10	454
03/31/2015	9.46	0.18	0.33	0.51	(0.40)	(0.09)	0.00	(0.49)	9.48	5.56	51,653	0.61	0.61	0.60	0.60	1.92	291
Administrative Class
03/31/2019	$8.95	$0.22	$0.09	$0.31	$(0.22)	$0.00	$0.00	$(0.22)	$9.04	3.55%	$43,323	1.09%	1.09%	0.75%	0.75%	2.55%	514%
03/31/2018	9.00	0.17	(0.06)	0.11	(0.15)	0.00	(0.01)	(0.16)	8.95	1.20	43,916	0.92	0.92	0.75	0.75	1.91	506
03/31/2017	9.04	0.26	(0.06)	0.20	(0.23)	(0.01)	0.00	(0.24)	9.00	2.23	25,964	0.84	0.84	0.75	0.75	2.90	557
03/31/2016	9.48	0.27	(0.30)	(0.03)	(0.25)	(0.14)	(0.02)	(0.41)	9.04	(0.29)	57,746	0.80	0.80	0.75	0.75	3.00	454
03/31/2015	9.46	0.17	0.33	0.50	(0.39)	(0.09)	0.00	(0.48)	9.48	5.40	90,842	0.76	0.76	0.75	0.75	1.76	291

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations.  See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective October 2, 2017, the Class's supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.
(d)	Effective October 2, 2017, the Fund's Investment advisory fee was decreased by 0.05% to an annual rate of 0.55%.
(e)	Effective October 2, 2017, the Class's supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.
(f)	Effective October 2, 2017, the Class's supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.40%.
(g)	Effective October 1, 2018, the Class's advisory fee was decreased by 0.15% to an annual rate of 0.55%
(h)	Effective October 1, 2018, the Class's advisory fee was decreased by 0.15% to an annual rate of 0.65%
(i)	Effective October 1, 2018, the Class's advisory fee was decreased by 0.15% to an annual rate of 0.70%
(j)	Effective October 2, 2017, the Class's supervisory and administrative fee was increased by 0.05% to an annual rate of 0.30%.
(k)	Effective October 1, 2018, the Class's advisory fee was decreased by 0.05% to an annual rate of 0.55%.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	112-113

PIMCO Funds

Appendix A
Description of Securities Ratings

The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, Standard & Poor's or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by Standard & Poor's or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, Standard & Poor's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Global Long-Term Rating Scale

Ratings assigned on Moody's global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporations, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Medium-Term Note Program Ratings

Moody's assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody's assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Global Short-Term Rating Scale
Ratings assigned on Moody's global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

A-1	PROSPECTUS | PIMCO FUNDS

Prospectus

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

National Scale Long-Term Ratings

Moody's long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody's assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.

Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.

Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.

National Scale Short-Term Ratings
Moody's short-term NSRs are opinions of the ability of issuers in a given country, relative to other domestic issuers, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody's global ratings.

There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.

In each specific country, the first two letters indicate the country in which the issuer is located (e.g., BR-1 through BR-4 for Brazil).

N-1: Issuers rated N-1 have the strongest ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-2: Issuers rated N-2 have an above average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-3: Issuers rated N-3 have an average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-4: Issuers rated N-4 have a below average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa. National scale short-term ratings of AR-5 and AR-6 may also be applied to Argentine obligations.

Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	A-2

PIMCO Funds

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' ("S&P") analysis of the following considerations:

■

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;

■

Nature and provisions of the financial obligation and the promise S&P imputes; and

■

Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely weaken the obligor's capacity to meet its financial commitments on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated ‘BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The ‘CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D' if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested and there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from ‘AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated

A-3	PROSPECTUS | PIMCO FUNDS

Prospectus

with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capcity to meet its financial commitments on the obligation.

B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D' if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+' or ‘A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+').

Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L: Ratings qualified with ‘L' apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim: Preliminary ratings, with the ‘prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

■

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

■

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

■

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P's opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

■

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

■

A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (no longer applied or outstanding)

*:This symbol that indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	A-4

PIMCO Funds

long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer's bonds were deemed taxable. Discontinued use in January 2001.

G: The letter 'G' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer's published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer's management and therefore, could have been based on less comprehensive information than ratings without a 'pi' suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd's Syndicate Assessments.

pr: The letters ‘pr' indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A ‘q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r' modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P discontinued the use of the ‘r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch Ratings

Long-Term Credit Ratings
Investment Grade
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings ("IDRs"). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity's relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. ‘AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. ‘BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk.

CC: Very high levels of credit risk.

C: Near default.

A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C' category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
or

c. the formal announcement by the issuer or their agent of a distressed debt exchange;

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted default. ‘RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

A-5	PROSPECTUS | PIMCO FUNDS

Prospectus

d. ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. For example, the rating category 'AA' has three notch-specific rating levels ('AA+'; 'AA'; 'AA-'; each a rating level). Such suffixes are not added to the ‘AAA' rating and ratings below the 'CCC' category.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	A-6

PIMCO Funds

Appendix B
Financial Firm-Specific Sales Charge Waivers and Discounts

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial firm, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial firm to receive such waivers or discounts.

The following descriptions of sales charge waivers and discounts for a particular financial firm and class(es) of shares set forth information provided by the financial firm that the firm has represented is current as of the date of this prospectus. These waivers or discounts, which may vary from those disclosed elsewhere in the prospectus, are subject to change. The Funds will update this Appendix periodically based on information provided by the applicable financial firm. Neither the Funds, the Investment Adviser nor PIMCO Investments LLC supervises the implementation of these waivers or discounts or verifies the firms' administration of these waivers or discounts.

In all instances, it is an investor's responsibility to notify the financial firm of any facts that may qualify the investor for sales charge waivers or discounts. Please contact your financial firm for more information regarding the sales charge waivers and discounts available to you and the firm's related policies and procedures.

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares of Funds purchased through the Merrill Edge Self-Directed platform

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in the this prospectus

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a certain fee based account or platform (applicable to A and C shares only)

Class A shares sold as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI:

Front-end Sales Load Waivers on Class A Shares available at Ameriprise Financial

B-1	PROSPECTUS | PIMCO FUNDS

Prospectus

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial's platform (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,  401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds' prospectus or SAI. For more information regarding the waivers described below, as well as other information regarding mutual fund fees, please see the "Mutual Fund Features, Share Classes and Compensation" brochure available on the Morgan Stanley Wealth Management website.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules.
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
Shares purchased through a Morgan Stanley self-directed brokerage account.

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management's share class conversion program.

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity's affiliates ("Raymond James") platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end sales load waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James and their family members as designated by Raymond James.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class as determined by Raymond James) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and the procedures of Raymond James. More information regarding mutual fund shares purchased through a Raymond James platform or account, including the conversion described above, can be found in the Mutual Fund Investing disclosures available on the Raymond James website.

CDSC Waivers on Class A and C Shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund's prospectus or SAI.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.
Front-end Load Discounts available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	B-2

PIMCO Funds

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Beginning on or after May 1, 2020, shareholders purchasing Fund shares through an Edward D. Jones & Co. ("Edward Jones") commission or fee-based platform are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Edward Jones

Shares purchased or exchanged by associates of Edward Jones and its affiliates and their family members who have accounts grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups," as determined by Edward Jones under its policies and procedures).  This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good standing and remains eligible consistent with Edward Jones' policies.

Shares purchased through an Edward Jones fee-based program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

Shares purchased from the proceeds of redeemed shares of the same fund family, provided (1) the proceeds are from the sale of shares within 60 days of the purchase, and (2) the sale and purchase are made in the same share class and the same account, or the purchase is made in an IRA with proceeds from liquidations in a non-retirement account

Shares exchanged into Class A shares from another share class so long as the exchange is into the same Fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

Exchanges from Class C shares to Class A shares of the same Fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones
CDSC Waivers on Class A and Class C Shares available at Edward Jones
Death or disability of the shareholder
Shares sold, in an amount that does not exceed 10% per year of the account value, as part of a systematic withdrawal plan as described in this prospectus
Return of excess contributions from an IRA.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable Internal Revenue Service regulations

Shares sold to pay Edward Jones fees or costs but only if the transaction is initiated by Edward Jones
Shares exchanged in an Edward Jones fee-based program
Shares acquired through net asset value reinstatement
Front-end Charge Discounts Available at Edward Jones: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts for the purchase of Class A shares, are determined by taking into account shares held in all share classes (except any money market funds and retirement plan share classes) of the mutual fund family held by a shareholder or others in the same pricing group. This includes all share classes held on the Edward Jones platform and/or held on another platform. Eligible fund family assets may be included in the ROA calculation only if the shareholder notifies his or her financial advisor of such assets at the time of calculation.

Letters of Intent (LOI), which allow for sales charge and breakpoint discounts based on intended purchases within a fund family, through Edward Jones, over a 13-month period from the date Edward Jones receives the LOI. Eligible fund family assets may be included in the LOI calculation only if the shareholder notifies his or her financial advisor of such assets at the time of calculation.

Other Important Information related to Edward Jones
Minimum Purchase Amounts ■ $250 initial purchase minimum ■ $50 subsequent purchase minimum

Edward Jones has the right to redeem at its discretion Fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in Edward Jones' policy:

■

A fee-based account held on an Edward Jones platform

■

A 529 account held on an Edward Jones platform

■

An account with an active systematic investment plan or LOI

At any time it deems necessary, Edward Jones has the authority to exchange at net asset value a shareholder's holdings in a Fund to Class A shares

Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC ("Janney") brokerage account, you will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

B-3	PROSPECTUS | PIMCO FUNDS

Prospectus

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same Fund pursuant to Janney's policies and procedures.
CDSC Waivers on Class A and C Shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation ("ROA"), and/or letters of intent
Breakpoints as described in the Fund's Prospectus.

ROA, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. ("OPCO") platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 plan
Shares purchased through an OPCO affiliated investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family)

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

A shareholder in the Fund's Class C shares purchased prior to July 1, 2015 will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO. More information regarding mutual fund shares purchased through an OPCO platform or account, including the conversion described above, can be found in the disclosures available on the OPCO website.

Employees and registered representatives of OPCO or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and C Shares available at OPCO
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code as described in the prospectus
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or the SAI

Front-End Sales Charge Waivers on Class A Shares available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same Fund
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird according to its policies and procedures

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	B-4

PIMCO Funds

Shares purchased from the proceeds of redemptions from a fund of the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

A shareholder in the Fund's Class C shares will have their share converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares available at Baird
Shares sold due to death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Shares bought due to returns of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund's prospectus

Shares sold to pay Baird fees but only if the transaction is initiated by Baird
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts available at Baird: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser's household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of the fund family through Baird, over a 13-month period of time

B-5	PROSPECTUS | PIMCO FUNDS

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT

DST Asset Manager Solutions, Inc.
Institutional Class, I-2, I-3, Administrative Class — 430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407
Class A, Class C, Class R — P.O. Box 219294, Kansas City, MO 64121-9294

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1900 K Street N.W., Washington, D.C. 20006

For further information about the PIMCO Funds, call 888.87.PIMCO or visit our Web site at pimco.com.

PIMCO FUNDS
650 Newport Center Drive
Newport Beach, CA 92660

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

The SAI contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the SAI.

You may get free copies of any of these materials or request other information about a Fund by calling the Trust at 888.87.PIMCO (888.877.4626) or by writing to:

PIMCO Funds
650 Newport Center Drive
Newport Beach, CA 92660

Daily updates on the NAV of a Fund may be obtained by calling 1-888-87-PIMCO.

You may access reports and other information about the Trust on the EDGAR Database on the Commission's Web site at www.sec.gov. You may get copies of additional information about the Trust, including its SAI, with payment of a duplication fee, by e-mailing your request to publicinfo@sec.gov.

You can also visit our web site at pimco.com for additional information about the Funds, including the SAI and the annual and semi-annual reports, which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-05028	PF0002_042920

PIMCO Funds
Prospectus
November 12, 2019 (as supplemented April 29, 2020)
	Inst	I-2	I-3	A	C
PIMCO Climate Bond Fund	PCEIX	PCEPX	PCEWX	PCEBX	PCECX

As with other mutual funds, neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

PIMCO Climate Bond Fund

Investment Objective

The Fund seeks optimal risk adjusted returns, consistent with prudent investment management, while giving consideration to long term climate related risks and opportunities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 15 of the Fund's prospectus, Appendix B to the Fund's Prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.50%	0.60%	0.70%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	0.54%	0.64%	0.74%	0.94%	1.69%
Fee Waiver and/or Expense Reimbursement(2)(3)	(0.04%)	(0.04%)	(0.09%)	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.50%	0.60%	0.65%	0.90%	1.65%

1 "Other Expenses" reflect estimated organizational expenses for the Fund's first fiscal year.

2 Pacific Investment Management Company LLC ("PIMCO") has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

3 PIMCO has contractually agreed, through July 31, 2021, to waive a portion of the Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the "Expense Limit") (calculated as a percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to PIMCO Funds at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the "Reimbursement Amount") during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years
Institutional Class	$51	$160
I-2	$61	$192
I-3	$66	$219
Class A	$315	$506
Class C	$268	$520

If you do not redeem your shares:

	1 Year	3 Years
Class A	$315	$506
Class C	$168	$520

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. The Fund has not yet commenced operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will normally vary from 2 years to 8 years based on PIMCO's market forecasts. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

PIMCO Funds | Prospectus	1

PIMCO Climate Bond Fund

The Fund invests opportunistically in a broad spectrum of climate focused instruments and debt from issuers demonstrating leadership with respect to addressing climate related factors. Given the long term nature of the risks and opportunities presented by climate change and resource depletion, PIMCO may emphasize investment strategies that are more strategic, or long-term in nature, with less emphasis on short-term, tactical trading strategies.

The Fund's investments ordinarily include labeled and unlabeled "green" bonds, as well as the debt of issuers demonstrating leadership in addressing risk and opportunities around climate related change. Labeled green bonds are those issues with proceeds specifically earmarked to be used for climate and environmental projects. Labeled green bonds are often verified by a third party, which certifies that the bond will fund projects that include environmental benefits. Unlabeled green bonds or climate-aligned bonds are securities with proceeds used for climate-aligned projects and initiatives but are issued without formal certifications. When considering whether an issuer has demonstrated leadership in addressing risk and opportunities around climate related change, PIMCO may consider a variety of factors, such as whether an issuer provides low carbon solutions, has implemented or prepared a transition plan to a low carbon economy or such other factors that PIMCO may determine are relevant.

When considering an investment, PIMCO may utilize the following resources, among others, to evaluate climate related factors: PIMCO's internal research and scoring process relating to climate factors, third party research and data providers, an issuer's alignment with international commitments deemed relevant by PIMCO (such as the 2016 Paris Agreement on climate change), and/or information made available by the issuer, such as carbon emissions and intensity. In determining the efficacy of an issuer's environmental practices, PIMCO will use its own proprietary assessments of material environmental and climate-oriented issues and may also reference standards as set forth by recognized global organizations, such as entities sponsored by the United Nations.

The Fund may avoid investment in the securities of issuers whose business practices with respect to climate specific factors do not meet criteria established by PIMCO. Additionally, PIMCO may engage proactively with issuers to encourage them to improve their environmental practices or preparations for a low carbon economy. PIMCO's activities in this respect may include, but are not limited to, direct dialogue with company management, such as through in-person meetings, phone calls, electronic communications and letters. Through these engagement activities, PIMCO will seek to identify opportunities for a company to improve its climate focused practices and will endeavor to work collaboratively with company management to establish concrete objectives and to develop a plan for meeting these objectives. The Fund has flexibility to invest in securities of issuers whose climate-related practices are currently suboptimal, with the expectation that these practices may improve over time either as a result of PIMCO's engagement efforts or through the company's own initiatives. The Fund may exclude those issuers that are not receptive to PIMCO's engagement efforts, as determined in PIMCO's sole discretion.

The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the fossil fuel-related sectors, including distribution/retail, equipment and services, extraction and production, petrochemicals, pipelines and transportation and refining, and the production or distribution of coal and coal fired generation. The Fund may invest in the securities of issuers determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. Moreover, the Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. However, green labeled bonds from issuers involved in fossil fuel-related sectors, as defined above, may be permitted.

The Fund may invest in up to 25% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO (except such limitation shall not apply to the Fund's investments in mortgage- and asset-backed securities). The Fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

New Fund Risk: the risk that a new fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies

Small Fund Risk: the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares

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Prospectus

Climate-Related Investing Risk: the risk that, because the Fund's climate-related investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may underperform funds that do not utilize a climate-related investment strategy. Climate-related investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by PIMCO or any judgment exercised by PIMCO will reflect the beliefs or values of any particular investor

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

November 12, 2019 (as supplemented April 29, 2020) | Prospectus	3

PIMCO Climate Bond Fund

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Once the Fund commences operations, performance will be updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Investment Adviser/Portfolio Managers

PIMCO serves as the investment adviser for the Fund.  The Fund's portfolio is jointly and primarily managed by Jelle Brons, Ketish Pothalingam, Scott Mather and Samuel Mary. Mr. Brons and Mr. Pothalingam are Executive Vice Presidents of PIMCO. Mr. Mather is CIO U.S. Core Strategies and a Managing Director of PIMCO. Mr. Mary is a Vice President of PIMCO. Messrs. Brons, Pothalingam, Mather and Mary will manage the Fund as of its inception.

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange ("NYSE") is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

Institutional Class, I-2 and I-3

The minimum initial investment for Institutional Class, I-2 and I-3 shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.

You may sell (redeem) all or part of your Institutional Class, I-2 and I-3 shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:

■

Sending a written request by regular mail to:
PIMCO Funds
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Funds c/o DST Asset Manager Solutions, Inc.
430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407

■

Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you

■

Sending a fax to our Shareholder Services department at 816.421.2861

■

Sending an e-mail to piprocess@dstsystems.com

Class A and Class C

The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Firms

If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm's Web site for more information.

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Prospectus

Description of Principal Risks

The value of your investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund's portfolio as a whole are called "principal risks." The principal risks of the Fund are identified in the Fund Summary. The principal risks are described in this section. The Fund may be subject to additional risks other than those identified and described below because the types of investments made by the Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information (the "SAI") also include more information about the Fund, its investments and the related risks. There is no guarantee that the Fund will be able to achieve its investment objective. It is possible to lose money by investing in the Fund.

New Fund Risk

A new Fund's performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new Funds. New Funds may also require a period of time before they are fully invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this "ramp-up" period, and may also be more volatile, than would be the case after the Fund is fully invested. Similarly, a new Fund's investment strategy may require a longer period of time to show returns that are representative of the strategy. New Funds have limited performance histories for investors to evaluate and new Funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new Fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Small Fund Risk

A smaller Fund may not grow to or maintain an economically viable size to achieve investment or trading efficiencies, which may negatively impact performance and/or force the Fund to liquidate. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchases or redemptions.

Climate-Related Investing Risk

A Fund's climate-related investment strategy, which may select or exclude securities of certain issuers for reasons other than performance, carries the risk that the Fund may underperform funds that do not utilize a climate-related investment strategy. The application of this strategy may affect the Fund's exposure to certain sectors or types of investments, which could negatively impact the Fund's performance. Climate-related investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by PIMCO or any judgment exercised by PIMCO will reflect the beliefs or values of any particular investor. In evaluating a company, PIMCO is dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause PIMCO to incorrectly assess a company's business practices with respect to its climate-related practices. Socially responsible norms differ by region, and a company's climate-related practices or PIMCO's assessment of a company's climate-related practices may change over time. In addition, as a result of PIMCO's engagement activities, a Fund may purchase securities that do not currently engage in climate-related practices that meet criteria established by PIMCO, in an effort to improve an issuer's climate-related practices. Successful application of a Fund's climate-related investment strategy and PIMCO's engagement efforts will depend on PIMCO's skill in properly identifying and analyzing material climate-related issues, and there can be no assurance that the strategy or techniques employed will be successful. Past performance is not a guarantee or reliable indicator of future results.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in a Fund's portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate

November 12, 2019 (as supplemented April 29, 2020) | Prospectus	5

PIMCO Funds

obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value ("NAV") of the Fund's shares.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are near historically low levels. Thus, Funds currently face a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise.

During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Certain European countries have recently experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if a Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity is an additional measure used to understand a security's or Fund's interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security's price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by a Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Therefore, if a Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as "high yield securities" or "junk bonds") may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. These securities are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund's ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to "call" or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In

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Prospectus

addition, the high yield securities in which a Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to a Fund. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

Market Risk

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on the Fund's investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund's investments. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. To the extent that the Fund focuses its investments in a region enduring geopolitical market disruption, it will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to the Fund's investment in fixed income securities. As discussed more under "Interest Rate Risk," interest rates in the U.S. are at or near historically low levels. Any interest rate increases in the future could cause the value of the Fund to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund and its shareholders.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, the Fund may rely on various third-party sources to calculate its NAV. As a result, the Fund is subject to certain operational risks associated with reliance on service providers and service providers' data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund's calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. The Fund may be unable to recover any losses associated with such failures.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

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Liquidity Risk

The Securities and Exchange Commission defines liquidity risk as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. A Fund's investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

In such cases, a Fund, due to regulatory limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund's principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Certain accounts or PIMCO affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these shareholders of their holdings in a Fund may impact the Fund's liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund's brokerage costs.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the SAI. The Funds typically use derivatives as a substitute for taking a position in the underlying asset, as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indexes, sectors, currencies, and/or geographic regions, and/or to reduce exposure to other risks, such as interest rate, credit, or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk, and in some cases, may subject a Fund to the potential for unlimited loss. The use of derivatives may cause the Fund's investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund's total investment exposure exceeding the value of its portfolio.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the initial amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a

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derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty. Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund's obligations or the Fund's exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. In such case, the Fund may lose money.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Fund may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Fund will be subject to increased liquidity and investment risk.

When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Fund's hedging transactions will be effective.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund's derivative transactions, impede the employment of the Fund's derivatives strategies, or adversely affect the Fund's performance.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, preferred securities, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.

Mortgage-Related and Other Asset-Backed Securities Risk

Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Foreign (Non-U.S.) Investment Risk

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other

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countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities. A Fund that focuses its investments in multiple asset classes of emerging market securities may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Funds could lose money.

Sovereign Debt Risk

Sovereign debt risk is the risk that fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity's failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to the Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond the Fund's control, may result in a loss in value of the Fund's sovereign debt holdings.

Currency Risk

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that a Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. In accordance with federal securities laws, rules, and staff positions, PIMCO will mitigate its leveraging risk by segregating or "earmarking" liquid assets or otherwise covering transactions that may give rise to such risk. The Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund's investment returns, resulting in greater losses. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

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Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent a Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time.  The loss of services of one or more key employees of PIMCO could have an adverse impact on the Fund's ability to realize its investment objective.

Short Exposure Risk

A Fund's short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero.

By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund's exposure to long security positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.

In times of unusual or adverse market, economic, regulatory or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. Also, there is the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the SAI for information about the availability of the complete schedule of each Fund's holdings.

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Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as investment adviser, the "Investment Adviser," and serving in its capacity as administrator, the "Administrator") for the Fund. Subject to the supervision of the Board of Trustees of PIMCO Funds (the "Trust"), PIMCO is responsible for managing the investment activities of the Fund and the Fund's business affairs and other administrative matters.

PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2019, PIMCO had approximately $1.84 trillion in assets under management.

Management Fees

The Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses table reflects both an advisory fee and a supervisory and administrative fee. The Fund will pay monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets attributable to each class's share taken separately):

	Management Fees
Fund Name	Inst Class	I-2	I-3	Class A	Class C
PIMCO Climate Bond Fund	0.50%	0.60%	0.70%	0.65%	0.65%

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Advisory Fee. The Fund pays PIMCO fees in return for providing investment advisory services. The Fund will pay monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of the Fund taken separately):

Fund	Advisory Fees All Classes
PIMCO Climate Bond Fund	0.25%

A discussion of the basis for the Board of Trustees' approval of the Fund's investment advisory contract will be available in the Fund's first annual or semi-annual report to shareholders.

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Supervisory and Administrative Fee. The Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of the Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Fund bears other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Fund. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Fund will pay PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class's shares taken separately):

	Supervisory and Administrative Fee
Fund	Inst Class	I-2	I-3	Class A	Class C
PIMCO Climate Bond Fund	0.25%	0.35%	0.45%	0.40%	0.40%

Expense Limitation Agreement

Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the "Expense Limit") (calculated as a percentage of average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the "Reimbursement Amount") during the previous

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thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

Fee Waiver Agreement

PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of PIMCO Climate Bond Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Individual Portfolio Managers

The following individuals have primary responsibility for managing the Fund.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Climate Bond	Jelle Brons	*

Executive Vice President, PIMCO. Mr. Brons is a portfolio manager on the global corporate bond team. Prior to joining PIMCO in 2005, Mr. Brons worked at UBS Investment Bank in the credit fixed income department, initially in credit sales and then with the team responsible for CreditDelta, a credit market and portfolio analysis tool. He has investment experience since 2002 and holds a master's degree in actuarial science and econometrics from the University of Amsterdam and a master's degree in financial engineering and quantitative analysis from the ICMA Business School at the University of Reading. He is a Certified Financial Risk Manager (FRM).

	Samuel Mary	*

Vice President, PIMCO.  Mr. Mary is an ESG research analyst, focused on the integration of ESG (environmental, social, and governance) factors into PIMCO's portfolio management and credit research. He also leads PIMCO's research on climate change. Prior to joining PIMCO in 2018, he worked as a senior ESG and sustainability research analyst at Kepler Cheuvreux, where he was responsible for the group's thematic and impact investing research product, ESG corporate access and in-house ESG integration framework, based on methodologies that integrate ESG issues within fundamental equity analysis for specific sectors. He has  investment experience since 2011 and holds a master's degree in management with a specialization in finance from ESCP Europe. He was Extel's top-ranked individual for SRI Research in 2017, based on surveys of UK asset managers.

	Scott Mather	*	CIO U.S. Core Strategies and Managing Director, PIMCO. Previously he was head of global portfolio management. He joined PIMCO in 1998.
	Ketish Pothalingam	*

Executive Vice President, PIMCO.  Mr. Pothalingam is a portfolio manager focusing on U.K. credit investing in the European portfolio management group. He is a member of PIMCO's ESG (environmental, social, and governance) team, focusing on corporate credit and global bond ESG portfolios, and is PIMCO's elected representative on the ICMA's Green Bond Principles and Social Bond Principles Executive Committee. Prior to joining PIMCO in 2009, he was a credit fund manager with Threadneedle Investments in London. Before that, he was with Lehman Brothers in London as executive director, responsible for sterling credit trading. He previously spent 11 years with HSBC Holdings in London and Tokyo. He has investment and financial services experience since 1987 and holds an undergraduate degree from University College London and a diploma (niveau moyen) from L'Institut D'Etudes Francaises de Tours. He holds the Investment Management Certificate and is a member of the UK Society of Investment Professionals.

* Inception of the Fund.

Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Investment Adviser, the Distributor (as defined below), the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor summary prospectus, the Trust's SAI, any contracts filed as exhibits to the Trust's registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend this, or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and

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PIMCO Funds

interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust's then-current prospectus or SAI.

Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC"). Please note all direct account requests or inquiries should be mailed to the Trust's transfer agent at P.O. Box 219294, Kansas City, MO 64121-9294 and should not be mailed to the Distributor.

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Prospectus

Classes of Shares

Class A, Class C, Institutional Class, I-2 and I-3 shares of the Fund are offered in this prospectus. Each share class represents an investment in the Fund, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment, the expenses borne by each class, which are detailed in the fee table and example at the front of this prospectus, any initial sales charge or contingent deferred sales charge (CDSC) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. Individual investors can generally invest in Class A and Class C shares. Class C shares of the Fund will automatically convert into Class A shares of the Fund after they have been held for ten years. In addition, any Class C shares held in Orphaned Accounts (as defined below) will automatically convert into Class A shares of the Fund. Certain shareholder accounts are maintained with the Trust's Transfer Agent and list a broker-dealer of record ("Prior Broker-Dealer of Record") other than the Distributor, and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the Trust and the Distributor becoming the default dealer of record for such account, then such account would be referred to as an "Orphaned Account." These automatic conversions will be executed without any sales charge, fee or other charge. After such a conversion takes place, the shares will be subject to all features and expenses of Class A shares. Only certain investors may purchase Institutional Class, I-2 and I-3 shares.

The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Distributor or a financial firm. More information regarding sales charge waivers and discounts is summarized below.

The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial firms for distribution and other services. More information about the Trust's multi-class arrangements is included in the SAI and can be obtained free of charge by visiting pimco.com or by calling 888.87.PIMCO.

Sales Charges

Initial Sales Charges — Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Fund and describes information or records you may need to provide to the Distributor or your financial firm in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the net asset value ("NAV") of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Fund through a financial firm, it is the responsibility of the financial firm to ensure that you obtain the proper "breakpoint" discount.

Class A shares
Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $100,000	2.25%	2.30%
$100,000 but under $250,000	1.25%	1.27%
$250,000+	0.00%(1)	0.00%(1)

1 As shown, investors that purchase $250,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, certain purchasers of $250,000 or more of Class A shares may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed during the first 12 months after their purchase. See "Contingent Deferred Sales Charges – Class A Shares" in the Prospectus.

Investors in the Fund may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, Right of Accumulation (Cumulative Quantity Discount), Letter of Intent or Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of the Trust or PIMCO Equity Series that offer Class A shares (other than the PIMCO Government Money Market Fund) (collectively, "Eligible Funds"), are summarized below and are described in greater detail in the SAI.

Combined Purchase Privilege and Right of Accumulation (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase (the "Combined Purchase Privilege"). In addition, a Qualifying Investor may obtain a reduced sales charge on Class A shares by adding the purchase value of Class A shares of an Eligible Fund with the current aggregate NAV of all Class A and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor (the "Right of Accumulation" or "Cumulative Quantity Discount").

The term "Qualifying Investor" refers to:

1.

an individual, such individual's spouse or domestic partner, as recognized by applicable state law, or such individual's children under the age of 21 years (each a "family member") (including family trust* accounts established by such a family member); or

2.

a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or

3.

an employee benefit plan of a single employer.

* For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege, Right of Accumulation or Letter of Intent, a "family trust" is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is/are the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is/are the trustee(s).

Please see the SAI for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

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PIMCO Funds

Letter of Intent. Investors may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent which expresses intent to invest not less than $50,000 (or $100,000 in the case of those Funds with an initial sales charge breakpoint at $100,000) within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent for Class A shares of the Fund is $250,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. The value of the investor's account(s) linked to a Letter of Intent will be included at the start date of the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased. Redemptions during the LOI period will not count against the shareholder, but a CDSC may be charged for LOIs of $1,000,000.

In making computations concerning the amount purchased for purposes of a Letter of Intent, the Right of Accumulation value of eligible accounts will be included in the computation when the Letter of Intent begins in addition to purchases made during the Letter of Intent Period.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption date. The limitations and restrictions of this program are fully described in the SAI.

Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the public offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Right of Accumulation (Cumulative Quantity Discount).

Sales at Net Asset Value. In addition to the programs summarized above, the Fund may sell its Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including: current or former Trustees, officers and employees of the Trust or PIMCO Equity Series, and directors, officers and current or former employees of the Distributor, PIMCO, or certain of PIMCO's affiliates if the account was established while employed; purchases through wrap accounts or certain types of group omnibus plans sponsored by employers, professional or charitable organizations; investors engaging in certain transactions related to IRAs or other qualified retirement plan accounts; investors making certain purchases following the announcement of a Fund or share class liquidation or following certain share class conversions; and any other person for which the Distributor determines that there will be minimal cost borne by the Distributor associated with the sale. Please see the SAI for additional details.

If you are eligible to buy both Class A shares and Institutional Class shares, you should buy Institutional Class shares because Class A shares may be subject to sales charges and an annual 0.25% service fee.

Required Shareholder Information and Records. In order for investors in Class A shares of the Fund to take advantage of sales charge reductions, an investor or his or her financial firm must notify the Fund that the investor qualifies for such a reduction. If the Fund is not notified that the investor is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the investor's account. An investor may have to provide certain information or records to his or her financial firm or the Fund to verify the investor's eligibility for breakpoint discounts or sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Fund or other Eligible Funds held in:

■

all of the investor's accounts held directly with the Trust or through a financial firm;

■

any account of the investor at another financial firm; and

■

accounts of Qualifying Investors, at any financial firm.

The SAI provides additional information regarding eliminations of and reductions in sales loads associated with Eligible Funds. You can obtain the SAI free of charge from PIMCO by written request, by visiting pimco.com or by calling 888.87.PIMCO.

Contingent Deferred Sales Charges

Class A Shares

Unless you are eligible for a waiver, if you purchase $250,000 or more of Class A shares (and, thus, pay no initial sales charge) of the Fund, you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 12 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See "Reductions and Waivers of Initial Sales Charges and CDSCs" below.

Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. If you invest in Class C shares of the Fund through a financial firm, it is the responsibility of the financial firm to ensure that you are credited with the proper holding period for the shares redeemed.

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%

How CDSCs will be Calculated

A CDSC is imposed on redemptions of Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the

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Prospectus

Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

■

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

■

For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund's NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

■

CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

■

In determining whether a CDSC is payable, it is assumed that you will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class C CDSC:

■

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class C shares of the Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 1%, the Class C CDSC would be $20.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. See "Sales at Net Asset Value" above for information on Class A initial sales charges. CDSCs on Class A and Class C shares may be reduced or waived in certain circumstances, including for: redemptions in connection with certain distributions, withdrawals or returns of excess contributions from or exchanges to certain retirement plan accounts or IRAs; certain redemptions following death or disability; certain redemptions of shares subject to an Automatic Withdrawal Plan; redemptions by current or former Trustees, officers and employees of the Trust or PIMCO Equity Series, and by directors, officers and current or former employees of the Distributor, PIMCO, or certain of PIMCO's affiliates if the account was established while employed; redemptions effected by a Fund as a result of an account not satisfying applicable minimum account size requirements; redemptions in connection with certain reorganizations and liquidations; redemptions by certain shareholders demonstrating hardship, as determined in the sole discretion of the Trust; certain intra-fund exchanges of Class A shares for Institutional Class shares; redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a financial firm with which the Distributor has an agreement with respect to such purchases; and certain redemptions effected by trustees or other fiduciaries who have purchased shares for certain employer-sponsored plans. In addition, investors will not be subject to CDSCs for certain transactions where the Distributor did not pay at the time of purchase the amount it normally would have to the broker-dealer. Please see the SAI for additional details.

Shares Purchased or Held Through Financial Firms

The availability of sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. The Fund's sales charge waivers and discounts disclosed in this Prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial firms unless otherwise specified in Appendix B. The sales charge waivers and discounts available through certain other financial firms are set forth in Appendix B to this Prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Distributor or certain other financial firms. Please contact your financial firm for more information regarding sales charge waivers and discounts available to you and the financial firm's related policies and procedures.

No Sales Charges — Institutional Class, I-2 and I-3 Shares

The Fund does not impose any sales charges or other fees on purchases, redemptions or exchanges of Institutional Class, I-2 or I-3 shares. Only certain investors are eligible to purchase these share classes. Your financial advisor or financial firm can help you determine if you are eligible to purchase Institutional Class, I-2 or I-3 shares. You can also call 888.87.PIMCO.

An investor transacting in Institutional Class, I-2 or I-3 shares may be required to pay a commission to a broker or other financial firm. Other share classes of the Fund that have different fees and expenses are available.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances, and "wrap account" programs established with broker-dealers or other financial firms may purchase Institutional Class, I-2 or I-3 shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for the Fund and will not require the Fund to pay any type of administrative payment per participant account to any third party.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Fund.

I-2 shares are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as certain asset allocation, wrap fee and other similar programs. I-2 shares may also be offered through broker-dealers and other financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Fund. I-2 shares of the Fund will be held in an account at

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PIMCO Funds

a financial firm and, generally, the firm will hold a shareholder's I-2 shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific I-2 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-2 shares.

I-3 shares of the Fund are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as mutual fund supermarkets or other no transaction fee platforms. I-3 shares of the Fund will be held in an account at a financial firm and, generally, the firm will hold a shareholder's I-3 shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific I-3 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-3 shares.

Distribution and Servicing (12b-1) Plans

Class A and Class C shares. The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares ("distribution fees") and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans ("12b-1 Plans") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act.

Class A shares pay only servicing fees. Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund's average daily net assets attributable to the particular class of shares):

Class A	Servicing Fee	Distribution Fee
	0.25%	0.00%

Class C	Servicing Fee	Distribution Fee
	0.25%	0.75%

Because distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class C shares do not pay initial sales charges, the distribution fees payable on Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares.

Servicing Arrangements

Shares of the Fund may be available through broker-dealers, banks, trust companies, insurance companies and other financial firms that have entered into shareholder servicing arrangements with respect to the Fund. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. These financial firms provide varying investment products, programs, platforms and accounts, through which investors may purchase, redeem and exchange shares of the Fund. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular firm's products, programs, platform and accounts.

PIMCO and/or its affiliates may make payments to financial firms for the shareholder services provided. These payments are made out of PIMCO's resources, including the supervisory and administrative fees paid to PIMCO under the Fund's supervision and administration agreement. The actual services provided by these firms, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the financial firm and/or a percentage of the value of shares held by investors through the firm. Please see the SAI for more information.

These payments may be material to financial firms relative to other compensation paid by the Fund, PIMCO and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service (12b-1) fees, revenue sharing or "shelf space" fees and event support, other non-cash compensation and charitable contributions paid to or at the request of such firms (described below). Also, the payments may differ depending on the Fund or share class and may vary from amounts paid to the Fund's transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not control these financial firms' provision of the services for which they are receiving payments.

These financial firms may impose additional or different conditions than the Fund on purchases, redemptions or exchanges of shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Fund. These additional fees may vary and over time could increase the cost of an investment in the Fund and lower investment returns. Each financial firm is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial firms or participants in programs serviced by them should contact the financial firm for information regarding these fees and conditions.

Other Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or "reallowed" to the financial firm, including their financial advisors through which you purchase your shares. With respect to Class C shares, the financial firms are also paid at the time of your purchase a commission of up to 1.00% of your investment in such share class. Please see the SAI for more details.

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Prospectus

Revenue Sharing/Marketing Support. The Distributor or PIMCO (for purposes of this subsection only, collectively, "PIMCO") make payments and provide other incentives to financial firms as compensation for services such as providing the Fund with "shelf space," or a higher profile for the financial firms' financial advisors and their customers, placing the Fund on the financial firms' preferred or recommended fund list, granting PIMCO access to the financial firms' financial advisors and furnishing marketing support and other specified services. These payments may be significant to the financial firms.

A number of factors are considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund and/or other funds sponsored by PIMCO together or a particular class of shares, during a specified period of time. PIMCO also makes payments to one or more financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the Fund and the quality of the financial firm's relationship with PIMCO and/or its affiliates.

The additional payments described above are made from PIMCO's (or its affiliates') own assets (and sometimes, therefore referred to as "revenue sharing") pursuant to agreements with financial firms and do not change the price paid by investors for the purchase of the Fund's shares or the amount the Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Fund or other PIMCO-sponsored funds. With respect to Class A and Class C shares (and Class R shares, to the extent a financial firm has a written agreement to receive revenue sharing on Class R shares), except as described in the following paragraph, the level of payments made to a financial firm will vary and generally will not exceed in any billing period the sum of: (a) 0.10% of gross sales of Class A and Class C shares (Class R shares, if applicable) of the Trust and PIMCO Equity Series by such financial firm; and (b) an annual rate of 0.03% of the assets attributable to that financial firm invested in Class A and Class C shares (Class R shares, if applicable) of the funds of the Trust and funds of PIMCO Equity Series (as determined by the contractual arrangement between the parties) (the "10/3 cap"). In certain cases, the payments described in the preceding sentence are subject to minimum payment levels or vary based on the advisory fee or total expense ratio of the relevant Fund(s). In lieu of payments pursuant to the foregoing formula, PIMCO or its affiliates makes, in certain instances, payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formula.

Financial firms with a combined AUM in excess of $5 billion in Class A, Class C and I-2 shares of funds of the Trust and PIMCO Equity Series that have a written agreement with PIMCO to receive revenue sharing payments on the applicable share class (for purposes of this paragraph, "Eligible Firms") are eligible for marketing support payments beyond those described in the preceding paragraph on certain Eligible Assets (as defined below). The total payment in any billing period (as determined by the contractual arrangement between the parties) to any Eligible Firm with an agreement to receive revenue sharing payments on I-2 shares generally shall not exceed 0.05% of the combined Eligible Assets of Class A, Class C and I-2 shares of the funds of the Trust and PIMCO Equity Series. Should any Eligible Firm not collect marketing support on I-2 shares, the total payment to such Eligible Firm generally shall not exceed the greater of: (a) 0.05% of Eligible Assets of Class A and Class C shares of funds of the Trust and funds of PIMCO Equity Series; or (b) the 10/3 cap with respect to Class A and Class C shares only. With respect to the Eligible Firms receiving marketing support payments with respect to I-2 shares pursuant to this paragraph, payments may be lower for particular funds of the Trust or funds of PIMCO Equity Series as compared to other funds of the Trust or funds of PIMCO Equity Series. "Eligible Assets" for purposes of this paragraph are all assets of Class A, Class C and I-2 shares of funds of the Trust and funds of PIMCO Equity Series attributable to such Eligible Firm less any such assets attributable to the Eligible Firm that the Eligible Firm instructs PIMCO in writing to exclude. Although these payments are made from PIMCO's own assets, in some cases the levels of such payments may vary by Fund or share class in relation to advisory fees, total annual operating expenses or other payments made by the Fund or share class to PIMCO. These additional payments by PIMCO may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Fund.

Model Portfolios. Payments for revenue sharing, in certain circumstances, may also be made to financial firms in connection with the marketing and sale of model portfolios developed by PIMCO or servicing of accounts tracking such model portfolios. Such payments relate to assets under management, the advisory fee, the total expense ratio, or sales of any share class, of the Fund in such PIMCO-developed models. The cap rates set forth under "Revenue Sharing/Marketing Support" above do not apply to payments for the marketing and sale of model portfolios.

Ticket Charges. In addition to revenue sharing payments, PIMCO makes payments to financial firms in connection with certain transaction fees (also referred to as "ticket charges") incurred by the financial firms.

Event Support; Other Non-Cash Compensation; Charitable Contributions. In addition to the payments described above, PIMCO pays and/or reimburses, at its own expense, financial firms' sponsorship and/or attendance at conferences, seminars or informational meetings ("event support"), provides financial firms or their personnel with occasional tickets to events or other entertainment, meals and small gifts or pays or provides reimbursement for reasonable travel and lodging expenses for attendees of PIMCO educational events ("other non-cash compensation"), and makes charitable contributions to valid charitable organizations at the request of financial firms ("charitable contributions") to the extent permitted by applicable law, rules and regulations.

Visits; Training; Education. In addition to the payments described above, wholesaler representatives and employees of PIMCO or its affiliates visit financial firms on a regular basis to educate financial advisors and other personnel about the Fund and to encourage the sale or recommendation of Fund shares to their clients. PIMCO may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a financial firm's financial advisors and other personnel.

Platform Support; Leads; Consultant Services. PIMCO also may make payments or reimbursements to financial firms or their affiliated companies, which may be used for their platform development,

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maintenance, improvement and/or the availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, eligibility for inclusion on sample fund line-ups, trading or order taking platforms and related infrastructure/technology and/or legal, risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, "platform support"), or for various studies, surveys, industry data, research and information about, and contact information for, particular financial advisors who have sold, or may in the future sell, shares of the Fund or other PIMCO-advised funds (i.e., "leads"). Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Fund with such financial firms' affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Fund or in other products sponsored or distributed by PIMCO or its affiliates. In addition, PIMCO may pay investment consultants or their affiliated companies for certain services including technology, operations, tax, or audit consulting services and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms (collectively, "consultant services").

Payments. Payments for items including event support, platform support, leads and consultant services (but not including certain account services), as well as revenue sharing, are, in certain circumstances, bundled and allocated among these categories in PIMCO's discretion. Portions of such bundled payments allocated by PIMCO to revenue sharing shall remain subject to the percentage limitations on revenue sharing payments disclosed above. The financial firms receiving such bundled payments may characterize or allocate the payments differently from PIMCO's internal allocation.

If investment advisers, distributors or affiliated persons of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial advisors may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial advisors also may have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Fund shares through a financial firm should consult with the shareholder's financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial advisor.

Although the Fund may use financial firms that sell Fund shares to effect transactions for the Fund's portfolios, the Fund and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by PIMCO to financial firms, please see the SAI.

Purchases, Redemptions and Exchanges

The following section provides basic information about how to purchase, redeem and exchange shares of the Fund.

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the SAI, which can be obtained free of charge by written request to the Fund at P.O. Box 219294, Kansas City, MO 64121-9294, visiting pimco.com or by calling 888.87.PIMCO. The SAI provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

■

Automated telephone and wire transfer procedures

■

Automatic purchase, exchange and withdrawal programs

■

A link from your PIMCO Fund account to your bank account

■

Special arrangements for tax-qualified retirement plans

■

Investment programs which allow you to reduce or eliminate the initial sales charges

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Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

In addition to the other methods and notwithstanding any limitations described herein, shareholders with eligible Fund direct accounts may purchase Class A and Class C shares, and redeem (sell) and exchange Class A and Class C shares, by accessing their accounts online at pimco.com/MyAccountAccess.  Shareholders with eligible Fund direct accounts in the Institutional class may purchase, redeem (sell) and exchange shares by accessing their accounts online at pimco.com/InstitutionalAccountAccess. Accordingly, an investor must first establish a Fund direct account by completing and mailing the appropriate account application. Online redemptions are not available for all Fund direct accounts because in certain cases, a signature guarantee may be required.

If a shareholder elects to use Account Access to effect transactions for their Fund direct account, the shareholder will be required to establish and use a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. The Fund will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during drastic economic or market changes or during other times when communications may be under unusual stress. Please see the Fund's SAI for additional terms, conditions and considerations.

If a shareholder elects not to use Account Access to view their account or effect transactions, the shareholder should not establish online account access.  If online account access has already been established and the client no longer wants the account accessible online, the client can call 888.87.PIMCO and request to suspend online access.

The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The Trust or the Distributor may lower or waive the minimum initial or subsequent investment for certain categories of investors at their discretion. Please see the SAI for details.

20	Prospectus | PIMCO Funds

Prospectus

Purchasing Shares — Class A and Class C

You can purchase Class A or Class C shares of the Fund in the following ways:

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Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm.

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Through the Distributor. You should discuss your investment with your financial advisor before you make a purchase to be sure the Fund is appropriate for you. To make direct investments, your broker-dealer or other financial firm must open an account with the Trust and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

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Investment Minimums — Class A and Class C Shares. The following investment minimums apply for purchases of Class A and Class C shares.

Purchasing Shares — Institutional Class, I-2 and I-3

Eligible investors may purchase Institutional Class, I-2 and I-3 shares of the Fund at the relevant NAV of that class without a sales charge. See "No Sales Charges — Institutional Class, I-2 and I-3  Shares" above.

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Investment Minimums — Institutional Class, I-2 and I-3 Shares. The following investment minimums apply for purchases of Institutional Class, I-2 and I-3 shares.

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Initial Investment. Investors who wish to invest in Institutional Class shares may obtain an Account Application online at pimco.com or by calling 888.87.PIMCO. I-2 and I-3 shares are only available through financial firms. See "No Sales Charges — Institutional Class, I-2 and I-3 Shares." The completed Account Application may be submitted using the following methods:

Facsimile: 816.421.2861

Regular Mail:
    PIMCO Funds
    P.O. Box 219024
    Kansas City, MO 64121-9024

Overnight Mail:
    PIMCO Funds
    c/o DST Asset Manager Solutions, Inc.
    430 W. 7th Street, STE 219024
    Kansas City, MO 64105-1407

E-mail: piprocess@dstsystems.com

Except as described below, an investor may purchase Institutional Class shares only by wiring federal funds to:

PIMCO Funds c/o State Street Bank & Trust Co.
One Lincoln Street, Boston, MA 02111
ABA: 011000028
DDA: 9905-7432
ACCT: Investor PIMCO Account Number
FFC: Name of Investor and Name of Fund(s) in which you wish to invest

Before wiring federal funds, the investor must provide order instructions to the Transfer Agent by facsimile at 816.421.2861, by telephone at 888.87.PIMCO or by e-mail at piprocess@dstsystems.com (if an investor elected this option at account opening or subsequently in writing). In order to receive the current day's NAV, order instructions must be received in good order prior to the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) ("NYSE Close"). Instructions must include the name and signature of an authorized person designated on the Account Application ("Authorized Person"), account name, account number, name of Fund and share class and amount being wired. Failure to send the accompanying wire on the same day may result in the cancellation of the order. A wire received without order instructions generally will not be processed and may result in a return of wire; however, PIMCO may determine in its sole discretion to process the order based upon the information contained in the wire.

An investor may place a purchase order for shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by PIMCO or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with the Trust on behalf of its customers.

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Additional Investments. An investor may purchase additional Institutional Class shares of the Fund at any time by sending a facsimile or e-mail or by calling the Transfer Agent and wiring federal funds as outlined above. Eligible Institutional Class shareholders may also purchase additional shares online at pimco.com/InstitutionalAccountAccess. Contact your financial firm for information on purchasing additional I-2 or I-3 shares.

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Other Purchase Information. Purchases of the Fund's Institutional Class, I-2 and I-3 shares will be made in full and fractional shares.

Purchasing Shares — Additional Information

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as

November 12, 2019 (as supplemented April 29, 2020) | Prospectus	21

PIMCO Funds

they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

In the interest of economy and convenience, certificates for shares will not be issued.

Redeeming Shares — Class A and Class C

You can redeem (sell) Class A or Class C shares of the Fund in the following ways:

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Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

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Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Class A and Class C shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

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Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request, you must send the following items to the PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294:

1.

a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

2.

for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Validation" below;

3.

any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

4.

any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 888.87.PIMCO before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request if they are held in "street name" accounts—you must redeem through your financial firm.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Validation" below.

The SAI describes a number of additional ways you can redeem your shares, including:

■

Telephone requests to the Transfer Agent

■

Online Account Access

■

Expedited wire transfers

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Automatic Withdrawal Plan

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Automated Clearing House (ACH) Network

Unless you specifically elect otherwise, your initial Account Application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and ACH privileges, you must specifically elect the particular option on your Account Application and satisfy certain other requirements. The SAI describes each of these options and provides additional information about selling shares.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial firm, that firm may charge you a commission or other fee for processing your redemption request.

Redeeming Shares — Institutional Class

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Redemptions in Writing. Investors may redeem (sell) Institutional Class shares by sending a facsimile, written request or e-mail as follows:

Facsimile: 816.421.2861
Regular Mail:
    PIMCO Funds
    P.O. Box 219024
    Kansas City, MO 64121-9024

Overnight Mail:
    PIMCO Funds
    c/o DST Asset Manager Solutions, Inc.
    430 W. 7th Street, STE 219024
    Kansas City, MO 64105-1407
E-mail: piprocess@dstsystems.com

The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed or made by an Authorized Person.

Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a

22	Prospectus | PIMCO Funds

Prospectus

measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions as a procedure designed to confirm that instructions are genuine.

All redemptions, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares — Additional Information."

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Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Institutional Class shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing him or herself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that shareholders will be unable to redeem their shares by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares — Additional Information."

An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a letter of instruction signed by an Authorized Signer. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier. Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Redemptions Online

An investor may redeem Institutional Class shares through their account online. To access your online account, please log onto pimco.com/InstitutionalAccountAccess and enter your account information and personal identification data.

Redeeming Shares — I-2 and I-3

An investor may redeem (sell) I-2 or I-3 shares through the investor's financial firm.  Investors do not pay any fees or other charges to the Trust when selling I-2 or I-3 shares.  Please contact the financial firm for details.

A financial firm is obligated to transmit an investor's redemption orders to the Transfer Agent promptly and is responsible for ensuring that a redemption request is in proper form. The financial firm will be responsible for furnishing all necessary documentation to the Transfer Agent and may charge for its services.

Redeeming Shares — Additional Information

Redemptions of all Classes of Fund shares may be made on any day the New York Stock Exchange ("NYSE") is open, but may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

In addition, a temporary hold may be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term "Specified Adult" refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Following the receipt of a redemption request, redemption proceeds will normally be mailed to the redeeming shareholder within three calendar days or, in the case of wire transfer or ACH redemptions, will normally be sent to the designated bank account within one business day. Institutional Class shareholders may only receive redemption proceeds via wire transfer or ACH redemptions. ACH redemptions may be received by the bank on the second or third business day following a redemption request, but in either case may take up to seven days. In cases where shares have recently been purchased by personal check (Class A or Class C shareholders only), redemption proceeds may be withheld until the check has been collected,

November 12, 2019 (as supplemented April 29, 2020) | Prospectus	23

PIMCO Funds

which may take up to 10 calendar days. To avoid such withholding, investors in Class A or Class C shares should purchase shares by certified or bank check or by wire transfer.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of Authorized Persons designated on the completed Account Application that are required to effect a redemption, and accompanied by a signature validation, as determined in accordance with the Trust's procedures, as more fully described below.

Retirement plan sponsors, participant recordkeeping organizations and other financial firms may also impose their own restrictions, limitations or fees in connection with transactions in the Fund's shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees that are imposed in connection with transactions in Fund shares.

In order to meet redemption requests, the Fund typically expects to use a combination of sales of portfolio assets, holdings of cash and cash equivalents (including cash flows into the fund) and financing transactions (such as reverse repurchase agreements).These methods of meeting redemption requests are expected to be used regularly. The Fund reserves the right to use other types of borrowings and interfund lending.The use of borrowings (such as a line of credit) and interfund lending in order to meet redemption requests is typically expected to be used only during stressed market conditions, if at all. See "Characteristics and Risks of Securities and Investment Techniques—Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings" and the SAI for more information. The Fund's use of redemptions in kind is discussed below.

Redemptions In Kind

The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash, which may be in the form of a pro-rata slice of the Fund's portfolio (potentially with certain exclusions and modifications), individual securities or a representative basket of securities, in each case, subject to the Trust's in-kind redemption procedures and related regulatory guidance. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature Validation" below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Validation

When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. When a Medallion signature guarantee or SVP stamp is required, signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program or providing SVP stamps may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact the Transfer Agent for additional details regarding the Fund's signature validation requirements.  In addition, PIMCO or the Transfer Agent may reject a Medallion signature guarantee or SVP stamp.

In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application to effect transactions for the organization.

Minimum Account Size

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.

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Class A and Class C.  Investors should maintain an account balance in the Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor's balance for the Fund remains below the minimum for three months or longer, the Trust reserves the right (except in the case of employer-sponsored retirement accounts) to redeem an investor's remaining shares and close the Fund account. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator's policies applies. An investor will receive advance notice of the Trust's intention to redeem the investor's shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

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Institutional Class. If, at any time, an investor's shares in an account do not have a value of at least $100,000 due to redemption by the investor, the Trust reserves the right to redeem an investor's remaining shares and close the Fund account. An investor's account

24	Prospectus | PIMCO Funds

Prospectus

will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator's policies applies. An investor will receive advance notice of the Trust's intention to redeem the investor's shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund's prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by the Trust. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

Exchanging Shares

You may exchange shares of the Fund for the same class of shares of any other fund of the Trust or a fund of PIMCO Equity Series that offers the same class of shares, subject to any restriction on exchanges set forth in the applicable Fund's prospectus. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.

Exchanges of Class A and Class C shares are subject to an initial $1,000 minimum (and subsequent $50 minimum) for the Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Automatic Exchange Plan.

An exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this prospectus and "Taxation" in the SAI.

Eligible investors who maintain their account directly with the Fund may submit a request to exchange Fund shares by accessing their account online.  Eligible direct investors in Class A and Class C shares may access their online account via pimco.com/MyAccountAccess.  Eligible direct investors in Institutional shares may access their online account via pimco.com/InstitutionalAccountAccess.

If you maintain your Class A or Class C account with the Trust, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or by calling the Fund at 888.87.PIMCO. Exchanges of an amount of $10 million or more must be submitted in writing by an Authorized Person. If you maintain your Institutional Class shares with the Trust, you may exchange shares by following the redemption procedures for those classes above. If you maintain Class A, Class C, Institutional Class, I-2 or I-3 shares through an intermediary, please contact the intermediary to conduct your transactions.

Shares of one class of the Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge and other rules, as described in the SAI.  If I-2 or I-3 shares are exchanged for Class A shares, a Class A sales charge will not apply.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect the Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A and Class C shares.

The SAI provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the SAI free of charge from the Fund by written request to the address above, by visiting pimco.com or by calling 888.87.PIMCO.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations

A purchase order received by the Trust or its designee prior to the NYSE Close, on a day the Trust is open for business, together with payment made in one of the ways described above, will be effected at that day's NAV plus any applicable sales charge. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Trust is "open for business" on each day the NYSE is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate the Fund's NAV, in accordance with applicable law.

The Fund reserves the right to close if the primary trading markets of the Fund's portfolio instruments are closed and the Fund's management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders will be accepted only on days which the Trust is open for business.

A redemption order received by the Trust or its designee prior to the NYSE Close on a day the Trust is open for business, is effective on that day (unless a specific subsequent trade date is provided). A redemption order received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee, minus any applicable sales charge. However, orders received by certain broker-dealers and other financial firms on a business day prior to the NYSE Close and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected on the business day the order was received by the financial firm. The request must properly identify

November 12, 2019 (as supplemented April 29, 2020) | Prospectus	25

PIMCO Funds

all relevant information such as trade date, account name, account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.

The Trust and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund shares, including with respect to one or more share classes of a Fund. The Trust or the Distributor may reject an order for purchase of Fund shares for any reason or no reason. The sale of shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect the Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Fund as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as "market timing." However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

Certain of the Fund's investment strategies may expose the Fund to risks associated with market timing activities. For example, since the Fund may invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund's non-U.S. portfolio securities and the determination of the Fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Fund's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

Except as identified below to discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Fund and its shareholders. Such activities may have a detrimental effect on the Fund and its shareholders. For example, depending upon various factors such as the size of the Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Trust's investments, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of the Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of the Fund's portfolio securities. See "How Fund Shares Are Priced" below for more information.

Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price and may also monitor for any attempts to improperly avoid the imposition of a redemption fee. Notice of such restrictions, if any, will vary according to the particular circumstances. The Trust does not monitor the PIMCO Funds of Funds (as defined below) for purposes of detecting frequent or short-term trading practices with respect to shares of the Fund.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Fund.

Verification of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account:

1.

Name;

2.

Date of birth (for individuals);

3.

Residential or business street address; and

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4.

Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

How Fund Shares Are Priced

The price of the Fund's shares is based on the Fund's NAV. The NAV of the Fund's, or each of its share classes, as applicable, is determined by dividing the total value of the Fund's portfolio investments and other assets attributable to the Fund or that class, less any liabilities, by the total number of shares outstanding of the Fund or that class.

On each day that the NYSE is open, Fund shares are ordinarily valued as of the NYSE Close. Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, "Pricing Services"). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies (other than exchange-traded funds), the Fund's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument ("zero trigger") between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund's portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may

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be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services' prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund's use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Abusive Trading Practices."

Under certain circumstances, the per share NAV of a class of the Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

Fund Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. The Fund intends to declare income dividends daily and distribute them monthly to shareholders of record.

In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

The Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Account Application, by phone, or by submitting a written request, signed by an Authorized Person, indicating the account name, account number, name of Fund and share class. A shareholder may elect to invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Funds which offers that class of shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.

Shares Purchased by Wire: Dividends will begin to accrue the business day following the day the order is effected or such later date as agreed with the Trust.

Shares Purchased by Check or ACH: The order will be effected at that day's NAV, but dividends will not begin to accrue until the following business day.

If a purchase order is placed through a broker, dealer or other financial firms authorized to settle through the National Securities Clearing Corporation (the "NSCC"), the purchase order will begin accruing dividends the business day following the NSCC settlement date or as agreed upon and as allowed by applicable law.

A Class A or Class C shareholder may choose from the following distribution options:

■

Reinvest all distributions in additional shares of the same class of the Fund at NAV. You should contact your financial firm (if shares are held through a financial firm) or the Fund's Transfer Agent (if shares are held through a direct account) for details. You do not pay any sales charges on shares received through the reinvestment of Fund distributions.  This will be done unless you elect another option.

■

Invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Equity Series which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

■

Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). If the postal or other delivery service is unable to deliver checks to your

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address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

The financial service firm may offer additional distribution reinvestment programs or options. Please contact the firm for details.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive.

■

Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on taxable Fund distributions of taxable income or capital gains whether they are paid in cash or reinvested in additional shares of the Fund. For federal income tax purposes, taxable Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund taxable dividends (i.e., distributions of investment income) are generally taxable to shareholders as ordinary income. A portion of distributions may be qualified dividends taxable at lower rates for individual shareholders. However, in light of the investment strategies of the Fund, it is not anticipated that a significant portion of the dividends paid by the Fund will be eligible to be reported as qualified dividends. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of the Fund's distributions.  In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes.  See "Returns of Capital" below.

Taxable Fund distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of the Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

■

Taxes on Redemption or Exchanges of Shares. You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of the Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

■

Returns of Capital. If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

■

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

■

Important Tax Reporting Considerations. Your financial intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to automatic withdrawals made after January 1, 2012 or conducted via an automatic withdrawal plan.

If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

■

Backup Withholding. The Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

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Foreign Withholding Taxes. The Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund's total return on those securities would be decreased. The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

Foreign shareholders may be subject to U.S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Fund. Additionally, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see "Taxation" in the SAI for additional information regarding the tax aspects of investing in the Fund.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Fund described under "Fund Summary" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Fund from time to time.

Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. As with any mutual fund, investors in the Fund rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different portfolio management team or strategy, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Significant shareholder purchases and redemptions may adversely impact the Fund's portfolio management. For example, the Fund may be forced to sell a comparatively large portion of its portfolio to meet significant shareholder redemptions, or hold a comparatively large portion of its portfolio in cash due to significant shareholder purchases, in each case when the Fund otherwise would not seek to do so. Such shareholder transactions may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund's transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause the Fund to perform differently than intended. Similarly, significant shareholder purchases may adversely affect the Fund's performance to the extent the Fund is delayed in investing new cash and, as a result, holds a proportionally larger cash position than under ordinary circumstances and such impact may be heightened in funds of funds. While such risks may apply to Funds of any size, such risks are heightened in Funds with fewer assets under management. In addition, new Funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.

More generally, the Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Such large shareholders include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Large shareholder transactions may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions may also cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund's portfolio. Such transactions may also increase the Fund's transaction costs, decrease economies of scale, accelerate the realization of taxable income, or otherwise cause the Fund to perform differently than intended. While large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Fund.

Certain PIMCO Funds (the "PIMCO Funds of Funds") invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, which is

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defined to include the Fund. In some cases, the PIMCO Funds of Funds and certain funds managed by investment advisers affiliated with PIMCO ("Affiliated Funds of Funds") may be the predominant or sole shareholders of a particular Underlying PIMCO Fund, including the Fund. Investment decisions made with respect to the PIMCO Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds, including the Fund, with respect to the expenses and investment performance of the Underlying PIMCO Funds. For instance, large purchases or redemptions of shares of an Underlying PIMCO Fund by the PIMCO Funds of Funds and Affiliated Funds of Funds, whether as part of a reallocation or rebalancing strategy or otherwise, may result in the Underlying PIMCO Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund's transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. Additionally, as the PIMCO Funds of Funds and Affiliated Funds of Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, the Underlying PIMCO Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the Underlying PIMCO Funds investment flexibility.

Investment Selection

In selecting securities for the Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of the Fund's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

■

securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

■

corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

■

mortgage-backed and other asset-backed securities;

■

inflation-indexed bonds issued both by governments and corporations;

■

structured notes, including hybrid or "indexed" securities and event-linked bonds;

■

bank capital and trust preferred securities;

■

loan participations and assignments;

■

delayed funding loans and revolving credit facilities;

■

bank certificates of deposit, fixed time deposits and bankers' acceptances;

■

repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

■

debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

■

obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

■

obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Fund, to the extent permitted by the 1940 Act, or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Similarly, the price of a bond fund with an average duration of thirty years would be expected to fall approximately 30% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Fund's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are

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supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs.  Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. Under the direction of the Federal Housing Finance Agency, FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the "Single Security Initiative") that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Municipal Bonds

Municipal Bonds are generally issued by states, territories, possessions and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk, uncertainties related to the tax status of a Municipal Bond or the rights of investors invested in these securities. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade. The value of certain municipal securities, in particular general obligation debt, may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, changes in accounting standards and by the phasing out of federal programs providing financial support. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. The types of Municipal Bonds in which the Fund may invest include municipal lease obligations, municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Fund may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds.

Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by the Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded Municipal Bonds held by the Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if the Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Fund may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. The Fund's investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond the Fund's control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. The Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.

In December 2013, regulators finalized rules implementing Section 619 (the "Volcker Rule") and Section 941 (the "Risk Retention Rules") of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private

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equity fund ("covered fund"), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule's compliance date, which was July 21, 2017.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. See "Extension Risk" and "Prepayment Risk" below. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

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Extension Risk. Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

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Prepayment Risk. Mortgage-related and other asset-backed securities are subject to Prepayment Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. The Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.

The Fund may invest in mortgage-related securities that reflect an interest in reverse mortgages. Due to the unique nature of the underlying loans, reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain.

The Fund may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. The Fund may invest in other asset-backed securities that have been offered to investors.

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Privately Issued Mortgage-Related Securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund's portfolio may be

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particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Privately Issued Mortgage-Related Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

Loan Participations and Assignments

The Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower's obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Reinvestment

The Fund may be subject to the risk that the returns of the Fund will decline during periods of falling interest rates because the Fund may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates below the Fund's current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the Fund's portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by the Fund from its investments is likely to have an adverse effect on the Fund's NAV, yield and total return.

Focused Investment

To the extent that the Fund focuses its investments in a particular sector, the Fund may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.

Bank Capital Securities and Trust Preferred Securities

There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Trust preferred securities have the characteristics of both subordinated debt and preferred stock. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell their holdings.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield and distressed company securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities and debt securities of distressed companies may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive

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industry conditions than higher-rated securities. The Fund may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.

Conversely, floating rate securities will not generally increase in value if interest rates decline. The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. Additionally, a Fund may also invest, without limitation, in residual interest bonds. Residual interest bonds are a type of inverse floater. See "Municipal Bonds."

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as "iSTRIPS"). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation-indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

The Fund may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Fund to certain unanticipated risks including counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

The Fund may invest in convertible securities and equity securities, as well as securities related to equities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. Convertible securities are generally preferred securities and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject

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to greater levels of credit risk. The Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred and other senior securities generally entitle the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. In addition, preferred and other senior securities often have special redemption rights allowing issuers to redeem such securities at par earlier than scheduled. If these rights are exercised, the Fund may have to reinvest proceeds in less attractive securities.

Among other risks described in this Prospectus, the following issues are particularly associated with investments in preferred and other senior securities.

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Deferral and Omission of Distributions. Preferred and other senior securities may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for the Fund.

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Limited Voting Rights. Preferred and other senior securities generally do not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time.

In the future, preferred or other senior securities may be offered with features different from those described above, and as such, may entail different risks. Over longer periods of time, certain types of preferred or other senior securities may become more scarce or less liquid as a result of legislative changes. Such events may result in losses to the Fund as the prices of securities it holds may be negatively affected. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred or senior securities.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, the Fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred security or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred security or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

The Fund may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. The Fund's investments in foreign (non-U.S.) securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. company's securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the "country of exposure" of such instrument is a non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign

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governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the "country of exposure" of such money market instrument is a non-U.S. country). A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer.

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Investors should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Fund also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. The Fund may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument's "country of exposure" is an emerging market country. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity;

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significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies

Direct investments in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

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Foreign Currency Transactions. The Fund may invest in securities denominated in foreign (non-U.S.) currencies, engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund's ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.

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Redenomination. Continuing uncertainty as to the status of the euro and the European Monetary Union (the "EMU") has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets and on the values of the Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to currency risk, liquidity risk and risk of improper valuation to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

There can be no assurance that if the Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw the Fund's

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investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

The Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. The Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Fund.

The Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities. The Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund's total assets. In addition, the Fund may borrow from certain other PIMCO funds in inter-fund lending transactions to the extent permitted by an exemptive order from the SEC.

Derivatives

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). The Fund may invest some or all of its assets in derivative instruments, subject to the Fund's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. A description of these and other derivative instruments that the Fund may use are described under "Investment Objectives and Policies" in the SAI.

The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund's exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund's investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.

CPI Swap. A CPI swap is a fixed maturity, over-the-counter derivative transaction in which the investor receives the "realized" rate of inflation as measured by the Consumer Price Index for All Urban Consumers ("CPI") over the life of the swap. The investor in turn pays a fixed annualized rate over the life of the swap. This fixed rate is often referred to as the "breakeven inflation" rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are typically in "bullet" format, where all cash flows are exchanged at maturity. In addition to counterparty risk, CPI swaps are also subject to inflation risk, where the swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of certain derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, a short position in a credit default swap could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate

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or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain the Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund's derivative transactions, or impede the employment of the Fund's derivatives strategies, or adversely affect the Fund's performance.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange-traded fund would not correlate perfectly with the index upon which the exchange-traded fund is based because the fund's return is net of fees and expenses. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, the Fund seeks to achieve its investment objective, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Fund are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a Fund, or derivatives or other strategies used by a Fund, from achieving a desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the NAV of Fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests; (iv) a Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by

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management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund's overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or "earmarked" to cover these positions. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, the Fund will incur a loss if the security's price appreciates in value such that the security's price is above the agreed-upon price on the settlement date.

Investment in Other Investment Companies

The Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds and business development companies, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom.

The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.

The Fund may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, the Fund may, in the future, elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Short Sales

The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. When making a short sale (other than a "short sale against the box"), the Fund must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. The Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Investments

The Fund may invest up to 15% of its net assets (taken at the time of investment) in illiquid investments that are assets. Certain illiquid investments may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid investments, and transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. The term "illiquid investments" for this purpose means investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale

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or disposition significantly changing the market value of the investment. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid (i.e., classified by the Fund in a liquidity category other than "illiquid" pursuant to the Fund's liquidity risk management procedures), although they may be relatively less liquid than registered securities traded on established secondary markets. Additional discussion of illiquid investments and related regulatory limits and requirements is available under "Investment Objectives and Policies" in the SAI.

Loans of Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the SAI for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan. Cash collateral received by the Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Fund bears the risk of such investments.

Portfolio Turnover

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." When the portfolio managers deem it appropriate and particularly during periods of volatile market movements, the Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Fund's portfolio) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance. Please see the Fund's "Fund Summary—Portfolio Turnover" or the "Financial Highlights" in this prospectus for the portfolio turnover rate of the Fund.

Temporary Defensive Positions

For temporary defensive purposes, the Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, in attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. When the Fund engages in such strategies, it may not achieve its investment objective.

From time to time, as the prevailing market and interest rate environments warrant, and at the discretion of its portfolio manager, some portion of the Fund's total net assets may be uninvested. In such cases, Fund assets will be held in cash in the Fund's custody account. Cash assets are generally not income-generating and would impact the Fund's performance.

Changes in Investment Objectives and Policies

The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated, all other investment policies of the Fund may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. The Fund has adopted a non-fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term "assets" means net assets plus the amount of any borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of the purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

The Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines, in its sole discretion, that the security is of comparable quality to a rated security that the Fund may purchase. In making ratings determinations, PIMCO may take into account different factors than those taken into account by ratings agencies, and PIMCO's rating of a security may differ from the rating that a rating agency may have given the same security. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Climate-Related Investment

PIMCO may engage proactively with issuers to encourage them to improve their business practices with respect to the environment, with particular

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emphasis on climate specific factors. In determining the efficacy of an issuer's climate focused factors practices, PIMCO will use its own proprietary assessments of critical climate focused issues and may also reference standards as set forth by recognized global organizations such as the United Nations. PIMCO's activities in this respect may include, but are not limited to, direct dialogue with company management, such as through in-person meetings, phone calls, electronic communications, and letters. Through these engagement activities, PIMCO seeks to identify opportunities for a company to improve its climate focused practices, and works collaboratively with company management to establish concrete objectives and to develop a plan for meeting these objectives. The Fund may invest in securities of issuers whose climate focused practices are currently suboptimal, with the expectation that these practices may improve over time either as a result of PIMCO's engagement efforts or through the company's own initiatives. There can be no assurance that these engagement efforts will be successful. PIMCO may exclude from the Fund issuers that are not receptive to its engagement efforts. In addition, because the Fund invests primarily in Fixed Income Instruments, the Fund does not generally have standing to engage companies in all the ways that an investor in a company's equity securities does.

Other Investments and Techniques

The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Fund.

Cyber Security

As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund's digital information systems (e.g., through "hacking" or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Fund's third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund's investment to lose value.

Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund's ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

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Financial Highlights

Because the Fund has not operated for a full fiscal period as of the date of this prospectus, audited financial highlights are not available.

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Appendix A
Description of Securities Ratings

The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, Standard & Poor's or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated, deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's, BBB by Standard & Poor's or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, Standard & Poor's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Global Long-Term Rating Scale

Ratings assigned on Moody's global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporations, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody's defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody's ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody's rating addresses the issuer's ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody's ratings do not address nonstandard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.

Moody's differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody's aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee's assessment of a security's expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Medium-Term Note Program Ratings

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Moody's assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody's assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody's encourages market participants to contact Moody's Ratings Desks or visit moodys.com directly if they have questions regarding ratings for specific notes issued under a MTN program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Global Short-Term Rating Scale
Ratings assigned on Moody's global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

National Scale Long-Term Ratings

Moody's long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody's assigns NSRs in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.

Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.

Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.

National Scale Short-Term Ratings
Moody's short-term NSRs are opinions of the ability of issuers in a given country, relative to other domestic issuers, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody's global ratings.

There are four categories of short-term NSRs, generically denoted N-1 through N-4 as defined below.

In each specific country, the first two letters indicate the country in which the issuer is located (e.g., BR-1 through BR-4 for Brazil).

N-1: Issuers rated N-1 have the strongest ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-2: Issuers rated N-2 have an above average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-3: Issuers rated N-3 have an average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-4: Issuers rated N-4 have a below average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa. National scale short-term ratings of AR-5 and AR-6 may also be applied to Argentine obligations.

Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to five years maturity. Municipal notes rated

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on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ's prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer's long-term rating drops below investment grade.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

For VRDOs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.

VMIG ratings of VRDOs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' ("S&P") analysis of the following considerations:

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The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

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The nature and provisions of the financial obligation, and the promise S&P imputes; and

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The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

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BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated ‘BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The ‘CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D' if it is subject to a distressed exchange offer.

NR: NR indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or minus (-): Ratings from ‘AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capcity to meet its financial commitments on the obligation.

B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D' if it is subject to a distressed exchange offer.

Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+' or ‘A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+').

Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L: Ratings qualified with ‘L' apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim: Preliminary ratings, with the 'prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a

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final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

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Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

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Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

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Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P's opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

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Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

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A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir: This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (no longer applied or outstanding)

*:This symbol indicated that the rating was contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer's bonds were deemed taxable. Discontinued use in January 2001.

G: The letter 'G' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer's published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer's management and therefore, could have been based on less comprehensive information than ratings without a 'pi' suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd's Syndicate Assessments.

pr: The letters ‘pr' indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A ‘q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r' modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P discontinued the use of the ‘r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch Ratings

Long-Term Credit Ratings
Investment Grade
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings ("IDRs"). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity's relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. ‘AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

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BBB: Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. ‘BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative. ‘B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C' category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c. the formal announcement by the issuer or their agent of a distressed debt exchange; or

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted default. ‘RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced:

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an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

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has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and

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which has not otherwise ceased operating.

This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Imminent default, categorized under 'C', typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. For example, the rating category 'AA' has three notch-specific rating levels ('AA+'; 'AA'; 'AA-'; each a rating level). Such suffixes are not added to the ‘AAA' rating and ratings below the 'CCC' category.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

A-6	Prospectus | PIMCO Funds

Prospectus

RR3: Good recovery prospects given default. ‘RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

November 12, 2019 (as supplemented April 29, 2020) | Prospectus	A-7

PIMCO Funds

Appendix B
Financial Firm-Specific Sales Charge Waivers and Discounts

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial firm, investors will have to purchase shares directly from the Fund (or the Distributor) or through another financial firm to receive such waivers or discounts.

The following descriptions of sales charge waivers and discounts for a particular financial firm and class(es) of shares set forth information provided by the financial firm that the firm has represented is current as of the date of this prospectus. These waivers or discounts, which may vary from those disclosed elsewhere in the prospectus, are subject to change. The Fund will update this Appendix periodically based on information provided by the applicable financial firm. Neither the Fund, the Investment Adviser nor PIMCO Investments LLC supervises the implementation of these waivers or discounts or verifies the firms' administration of these waivers or discounts.

In all instances, it is an investor's responsibility to notify the financial firm of any facts that may qualify the investor for sales charge waivers or discounts. Please contact your financial firm for more information regarding the sales charge waivers and discounts available to you and the firm's related policies and procedures.

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund's prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares of Funds purchased through the Merrill Edge Self-Directed platform

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in the this prospectus

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a certain fee based account or platform (applicable to A and C shares only)

Class A shares sold as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Fund's prospectus or SAI:

Front-end Sales Load Waivers on Class A Shares available at Ameriprise Financial

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial's platform (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

B-1	Prospectus | PIMCO Funds

Prospectus

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,  401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's prospectus or SAI. For more information regarding the waivers described below, as well as other information regarding mutual fund fees, please see the "Mutual Fund Features, Share Classes and Compensation" brochure available on the Morgan Stanley Wealth Management website.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules.
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
Shares purchased through a Morgan Stanley self-directed brokerage account.

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management's share class conversion program.

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity's affiliates ("Raymond James") platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund's prospectus or SAI.

Front-end sales load waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James and their family members as designated by Raymond James.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class as determined by Raymond James) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and the procedures of Raymond James. More information regarding mutual fund shares purchased through a Raymond James platform or account, including the conversion described above, can be found in the Mutual Fund Investing disclosures available on the Raymond James website.

CDSC Waivers on Class A and C Shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund's prospectus or SAI.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.
Front-end Load Discounts available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus.

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Beginning on or after May 1, 2020, shareholders purchasing Fund shares through an Edward D. Jones & Co. ("Edward Jones") commission or fee-based platform are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund's prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Edward Jones

Shares purchased or exchanged by associates of Edward Jones and its affiliates and their family members who have accounts grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups," as determined by Edward Jones under its policies and procedures).  This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good standing and remains eligible consistent with Edward Jones' policies.

Shares purchased through an Edward Jones fee-based program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

Shares purchased from the proceeds of redeemed shares of the same fund family, provided (1) the proceeds are from the sale of shares within 60 days of the purchase, and (2) the sale and purchase are made in the same share class and the same account, or the purchase is made in an IRA with proceeds from liquidations in a non-retirement account

Shares exchanged into Class A shares from another share class so long as the exchange is into the same Fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

Exchanges from Class C shares to Class A shares of the same Fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

November 12, 2019 (as supplemented April 29, 2020) | Prospectus	B-2

PIMCO Funds

CDSC Waivers on Class A and Class C Shares available at Edward Jones
Death or disability of the shareholder
Shares sold, in an amount that does not exceed 10% per year of the account value, as part of a systematic withdrawal plan as described in this prospectus
Return of excess contributions from an IRA.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable Internal Revenue Service regulations

Shares sold to pay Edward Jones fees or costs but only if the transaction is initiated by Edward Jones
Shares exchanged in an Edward Jones fee-based program
Shares acquired through net asset value reinstatement
Front-end Charge Discounts Available at Edward Jones: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts for the purchase of Class A shares, are determined by taking into account shares held in all share classes (except any money market funds and retirement plan share classes) of the mutual fund family held by a shareholder or others in the same pricing group. This includes all share classes held on the Edward Jones platform and/or held on another platform. Eligible fund family assets may be included in the ROA calculation only if the shareholder notifies his or her financial advisor of such assets at the time of calculation.

Letters of Intent (LOI), which allow for sales charge and breakpoint discounts based on intended purchases within a fund family, through Edward Jones, over a 13-month period from the date Edward Jones receives the LOI. Eligible fund family assets may be included in the LOI calculation only if the shareholder notifies his or her financial advisor of such assets at the time of calculation.

Other Important Information related to Edward Jones
Minimum Purchase Amounts ■ $250 initial purchase minimum ■ $50 subsequent purchase minimum

Edward Jones has the right to redeem at its discretion Fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in Edward Jones' policy:

■

A fee-based account held on an Edward Jones platform

■

A 529 account held on an Edward Jones platform

■

An account with an active systematic investment plan or LOI

At any time it deems necessary, Edward Jones has the authority to exchange at net asset value a shareholder's holdings in a Fund to Class A shares

Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC ("Janney") brokerage account, you will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same Fund pursuant to Janney's policies and procedures.
CDSC Waivers on Class A and C Shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation ("ROA"), and/or letters of intent
Breakpoints as described in the Fund's Prospectus.

ROA, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. ("OPCO") platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund's prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 plan
Shares purchased through an OPCO affiliated investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family)

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

A shareholder in the Fund's Class C shares purchased prior to July 1, 2015 will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO. More information regarding mutual fund shares purchased through an OPCO platform or account, including the conversion described above, can be found in the disclosures available on the OPCO website.

Employees and registered representatives of OPCO or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and C Shares available at OPCO
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account

B-3	Prospectus | PIMCO Funds

Prospectus

Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code as described in the prospectus
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund's prospectus or the SAI

Front-End Sales Charge Waivers on Class A Shares available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same Fund
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird according to its policies and procedures

Shares purchased from the proceeds of redemptions from a fund of the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

A shareholder in the Fund's Class C shares will have their share converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares available at Baird
Shares sold due to death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Shares bought due to returns of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund's prospectus

Shares sold to pay Baird fees but only if the transaction is initiated by Baird
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts available at Baird: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser's household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of the fund family through Baird, over a 13-month period of time

November 12, 2019 (as supplemented April 29, 2020) | Prospectus	B-4

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT

DST Asset Manager Solutions, Inc.
Institutional Class, I-2, I-3 — 430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407
Class A, Class C — P.O. Box 219294, Kansas City, MO 64121-9294

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1900 K Street N.W., Washington, D.C. 20006

For further information about the PIMCO Funds, call 888.87.PIMCO or visit our Web site at pimco.com.

PIMCO FUNDS
650 Newport Center Drive
Newport Beach, CA 92660

The Trust's SAI includes additional information about the Fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The Fund's annual report, once available, will discuss the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Fund. You can get a free copy of the SAI.

You may get free copies of any of these materials or request other information about the Fund by calling the Trust at 888.87.PIMCO (888.877.4626) or by writing to:

PIMCO Funds
650 Newport Center Drive
Newport Beach, CA 92660

Daily updates on the NAV of the Fund may be obtained by calling 1-888-87-PIMCO.

You may access reports and other information about the Trust on the EDGAR Database on the Commission's Web site at www.sec.gov. You may get copies of additional information about the Trust, including its SAI, with payment of a duplication fee, by e-mailing your request to publicinfo@sec.gov.

You can also visit our web site at pimco.com for additional information about the Fund, including the SAI and, once available the annual and semi-annual reports, which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-05028	PF0011_042920

PIMCO Funds
Prospectus
July 31, 2019 (as supplemented April 29, 2020)
Credit Bond Funds
	Inst	I-2	I-3	Admin	A	C	R
PIMCO Credit Opportunities Bond Fund	PCARX	PPCRX	—	—	PZCRX	PCCRX	—
PIMCO Diversified Income Fund	PDIIX	PDVPX	PDNIX	PDAAX	PDVAX	PDICX	—
PIMCO High Yield Fund	PHIYX	PHLPX	PHNNX	PHYAX	PHDAX	PHDCX	PHYRX
PIMCO High Yield Spectrum Fund	PHSIX	PHSPX	PHFNX	—	PHSAX	PHSCX	—
PIMCO Income Fund	PIMIX	PONPX	PIPNX	PIINX	PONAX	PONCX	PONRX
PIMCO Long-Term Credit Bond Fund	PTCIX	PLCPX	—	—	—	—	—
PIMCO Low Duration Income Fund	PFIIX	PFTPX	PFNIX	—	PFIAX	PFNCX	—
PIMCO Preferred and Capital Securities Fund	PFINX	PFPNX	PFNNX	—	PFANX	PFCJX	—
PIMCO Senior Floating Rate Fund	PSRIX	PSRPX	—	—	PSRZX	PSRWX	—

As with other mutual funds, neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

PIMCO Credit Opportunities Bond Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 52 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.90%	1.00%	1.10%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.03%	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	0.93%	1.03%	1.13%	1.33%	2.08%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.93%	1.03%	1.08%	1.33%	2.08%

1 "Other Expenses" include interest expense of 0.03%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.90%, 1.00%, 1.05%, 1.30% and 2.05% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$95	$296	$515	$1,143
I-2	$105	$328	$569	$1,259
I-3	$110	$354	$617	$1,370
Class A	$505	$781	$1,076	$1,916
Class C	$311	$652	$1,119	$2,410

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$505	$781	$1,076	$1,916
Class C	$211	$652	$1,119	$2,410

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 110% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Security selection, industry and sector allocation, and management of market risk within and across credit and corporate markets are expected to be the main drivers of returns over time. "Fixed Income Instruments" include bonds, debt securities, bank loans and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within zero to six years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in both investment grade and high yield securities ("junk bonds") subject to a maximum of 50% of its total assets in securities rated below B- by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in securities of foreign issuers and may also invest in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 15% of its total assets in preferred securities, convertible securities and other equity-

PIMCO FUNDS | PROSPECTUS	1

PIMCO Credit Opportunities Bond Fund

related instruments, including up to 10% of its total assets in common stock.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Senior Loan Risk: the risk that investing in senior loans, including bank loans, exposes the Fund to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the Fund may have to reinvest the proceeds in instruments that pay lower interest rates

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of

2	PROSPECTUS | PIMCO FUNDS

Prospectus

default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The I-3 shares of the Fund have not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. The Lipper Absolute Return Bond Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that aim for positive returns in all market conditions and invest primarily in debt securities. The funds are not benchmarked against a traditional long-only market index but rather have the aim of outperforming a cash or risk-free benchmark.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 6.07%. For the periods shown in the bar chart, the highest quarterly return was 3.77% in the Q3 2016, and the lowest quarterly return was -3.43% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Since Inception (08/31/2011)
Institutional Class Return Before Taxes	-0.90%	2.71%	3.20%
Institutional Class Return After Taxes on Distributions(1)	-2.60%	0.85%	1.67%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-0.53%	1.24%	1.80%
I-2 Return Before Taxes	-0.99%	2.61%	3.11%
Class A Return Before Taxes	-5.01%	1.53%	2.26%
Class C Return Before Taxes	-2.98%	1.55%	2.02%
3 Month USD LIBOR Index (reflects no deductions for fees, expenses or taxes)	2.20%	0.92%	0.74%
Lipper Absolute Return Bond Funds (reflects no deductions for taxes)	-0.89%	1.88%	2.47%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	3

PIMCO Credit Opportunities Bond Fund

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Mark Kiesel and Christian Stracke. Mr. Kiesel is CIO Global Credit and a Managing Director of PIMCO and has managed the Fund since its inception in August 2011. Mr. Stracke is a Managing Director of PIMCO and has managed the Fund since October 2016.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 37 of this prospectus.

4	PROSPECTUS | PIMCO FUNDS

PIMCO Diversified Income Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 52 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Management Fees	0.75%	0.85%	0.95%	0.75%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%
Other Expenses(1)	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	0.79%	0.89%	0.99%	1.04%	1.19%	1.94%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.79%	0.89%	0.94%	1.04%	1.19%	1.94%

1 "Other Expenses" include interest expense of 0.04%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.75%, 0.85%, 0.90%, 1.00%, 1.15% and 1.90% for Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$81	$252	$439	$978
I-2	$91	$284	$493	$1,096
I-3	$96	$310	$542	$1,208
Administrative Class	$106	$331	$574	$1,271
Class A	$492	$739	$1,005	$1,764
Class C	$297	$609	$1,047	$2,264

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$492	$739	$1,005	$1,764
Class C	$197	$609	$1,047	$2,264

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 105% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from three to eight years, based on PIMCO's market forecasts. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in a diversified pool of corporate fixed income securities of varying maturities. The Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 10% of its total assets in securities rated below B by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in fixed income securities and instruments that are economically tied to emerging market countries. The Fund may

PIMCO FUNDS | PROSPECTUS	5

PIMCO Diversified Income Fund

invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of

6	PROSPECTUS | PIMCO FUNDS

Prospectus

default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund measures its performance against a primary benchmark and a secondary benchmark. The Fund's primary benchmark is the Bloomberg Barclays Global Credit Hedged USD Index. The Fund's secondary benchmark is an equally weighted blend of the following three indices: Bloomberg Barclays Global Aggregate Credit ex Emerging Markets, USD Hedged; ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged. The Fund believes the secondary benchmark reflects the Fund's investment strategy more accurately than the Bloomberg Barclays Global Credit Hedged USD Index.

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index, the Fund's secondary benchmark and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Bloomberg Barclays Global Credit Hedged USD Index contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield). It is not possible to invest directly in an unmanaged index. The Bloomberg Barclays Global Aggregate Credit ex Emerging Markets (USD Hedged) provides a broad-based measure of the global developed markets investment-grade fixed income markets. The ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody's, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global (USD Hedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. The Lipper Multi-Sector Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment grade.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 9.61%. For the periods shown in the bar chart, the highest quarterly return was 12.97% in the Q2 2009, and the lowest quarterly return was -4.26% in the Q2 2013.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	7

PIMCO Diversified Income Fund

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-0.99%	4.43%	8.31%
Institutional Class Return After Taxes on Distributions(1)	-2.73%	1.77%	5.81%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-0.58%	2.22%	5.55%
I-2 Return Before Taxes	-1.09%	4.33%	8.20%
I-3 Return Before Taxes	-1.14%	4.27%	8.14%
Administrative Class Return Before Taxes	-1.23%	4.17%	8.04%
Class A Return Before Taxes	-5.08%	3.22%	7.47%
Class C Return Before Taxes	-3.07%	3.24%	7.08%
Bloomberg Barclays Global Credit Hedged USD Index (reflects no deductions for fees, expenses or taxes)	-0.81%	3.71%	6.10%
Equally weighted blend of the following three indices: Bloomberg Barclays Global Aggregate Credit ex Emerging Markets, USD Hedged; ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged (reflects no deductions for fees, expenses or taxes)	-2.23%	4.01%	7.94%
Lipper Multi-Sector Income Funds Average (reflects no deductions for taxes)	-1.63%	2.58%	6.44%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Daniel J. Ivascyn, Alfred Murata, Eve Tournier and Sonali Pier. Mr. Ivascyn is Group Chief Investment Officer and a Managing Director of PIMCO. Mr. Murata and Ms. Tournier are Managing Directors of PIMCO. Ms. Pier is an Executive Vice President of PIMCO. Ms. Tournier has managed the Fund since March 2016. Messrs. Ivascyn and Murata have managed the Fund since May 2016. Ms. Pier has managed the Fund since February 2017.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 37 of this prospectus.

8	PROSPECTUS | PIMCO FUNDS

PIMCO High Yield Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 52 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Management Fees	0.55%	0.65%	0.75%	0.55%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%	0.50%
Other Expenses(1)	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	0.59%	0.69%	0.79%	0.84%	0.94%	1.69%	1.19%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.59%	0.69%	0.74%	0.84%	0.94%	1.69%	1.19%

1 "Other Expenses" include interest expense of 0.04%.  Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO").  Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.55%, 0.65%, 0.70%, 0.80%, 0.90%, 1.65% and 1.15% for Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$60	$189	$329	$738
I-2	$70	$221	$384	$859
I-3	$76	$247	$434	$973
Administrative Class	$86	$268	$466	$1,037
Class A	$467	$663	$876	$1,486
Class C	$272	$533	$918	$1,998
Class R	$121	$378	$654	$1,443

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$467	$663	$876	$1,486
Class C	$172	$533	$918	$1,998

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in high yield investments ("junk bonds"), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. High yield investments include securities (i) rated below investment grade by each of Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch") that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index. The Fund may invest up to 20% of its total assets in securities rated Caa or below by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund's assets may be invested in investment grade Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or

PIMCO FUNDS | PROSPECTUS	9

PIMCO High Yield Fund

private-sector entities. The average portfolio duration of this Fund normally varies within one year (plus or minus) of the portfolio duration of the securities comprising the ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index, as calculated by PIMCO, which as of May 31, 2019 was 3.38 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 20% of its total assets in such instruments).

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

10	PROSPECTUS | PIMCO FUNDS

Prospectus

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The Lipper High Yield Funds Average is a total return performance average of funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 10.45%. For the periods shown in the bar chart, the highest quarterly return was 17.11% in the Q2 2009, and the lowest quarterly return was -6.20% in the Q3 2011.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	11

PIMCO High Yield Fund

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-2.49%	3.58%	9.47%
Institutional Class Return After Taxes on Distributions(1)	-4.60%	0.92%	6.65%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-1.45%	1.61%	6.39%
I-2 Return Before Taxes	-2.58%	3.48%	9.37%
I-3 Return Before Taxes	-2.63%	3.43%	9.31%
Administrative Class Return Before Taxes	-2.73%	3.32%	9.20%
Class A Return Before Taxes	-6.47%	2.43%	8.68%
Class C Return Before Taxes	-4.48%	2.45%	8.28%
Class R Return Before Taxes	-3.07%	2.96%	8.82%
ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index (reflects no deductions for fees, expenses or taxes)	-2.04%	3.88%	9.99%
Lipper High Yield Funds Average (reflects no deductions for taxes)	-3.06%	2.71%	9.19%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Andrew Jessop and Sonali Pier. Mr. Jessop is a Managing Director of PIMCO and has managed the Fund since January 2010. Ms. Pier is an Executive Vice President of PIMCO and has managed the Fund since July 2019.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 37 of this prospectus.

12	PROSPECTUS | PIMCO FUNDS

PIMCO High Yield Spectrum Fund

Investment Objective

The Fund seeks maximum total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 52 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.60%	0.70%	0.80%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.03%	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	0.63%	0.73%	0.83%	0.98%	1.73%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.63%	0.73%	0.78%	0.98%	1.73%

1 "Other Expenses" include interest expense of 0.03%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.60%, 0.70%, 0.75%, 0.95% and 1.70% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$64	$202	$351	$786
I-2	$75	$233	$406	$906
I-3	$80	$260	$456	$1,021
Class A	$471	$675	$896	$1,531
Class C	$276	$545	$939	$2,041

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$471	$675	$896	$1,531
Class C	$176	$545	$939	$2,041

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in high yield investments ("junk bonds"), which may be represented by convertibles, warrants, forwards or derivatives such as swap agreements. High yield investments include securities (i) rated below investment grade by each of Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch") that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index (the "Benchmark"). The Fund may invest, without limitation, in Fixed Income Instruments and other securities of any rating below investment grade as rated by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of the Fund normally varies within one year (plus or minus) of the portfolio duration of the securities comprising the Benchmark, as calculated by PIMCO, which as of May 31, 2019 was 3.26 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest without limit in securities of foreign issuers or securities denominated in foreign currencies. The Fund may invest, without limit, in securities and instruments of corporate issuers economically tied to

PIMCO FUNDS | PROSPECTUS	13

PIMCO High Yield Spectrum Fund

emerging market countries and may invest up to 10% of its total assets in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities, that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to within 10% (plus or minus) of the Benchmark's foreign currency exposure, which as of May 31, 2019 was 0%.

The Fund may invest, without limitation, in derivative instruments, such as credit default swap agreements and total return swap agreements. The Fund may purchase or sell securities on a when issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 15% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of

14	PROSPECTUS | PIMCO FUNDS

Prospectus

default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index is a subcomponent of the ICE BofAML Global High Yield Constrained (USD Hedged) Index that excludes all non-developed countries. The Lipper Global High Yield Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that aim at high (relative) current yield from both domestic and foreign fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 9.94%. For the periods shown in the bar chart, the highest quarterly return was 7.90% in the Q4 2011, and the lowest quarterly return was -9.07% in the Q3 2011.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Since Inception (09/15/2010)
Institutional Class Return Before Taxes	-2.65%	3.80%	6.39%
Institutional Class Return After Taxes on Distributions(1)	-4.95%	0.80%	3.41%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-1.53%	1.61%	3.70%
I-2 Return Before Taxes	-2.74%	3.69%	6.29%
I-3 Return Before Taxes	-2.79%	3.64%	6.23%
Class A Return Before Taxes	-6.63%	2.64%	5.53%
Class C Return Before Taxes	-4.63%	2.67%	5.23%
ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index (reflects no deductions for fees, expenses or taxes)	-1.98%	4.16%	6.47%
Lipper Global High Yield Funds Average (reflects no deductions for taxes)	-3.31%	2.64%	4.96	%(2)

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

2 The Lipper Average's since inception return is determined from the nearest month-end following the Fund's inception date and not from the actual inception date of the Fund.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	15

PIMCO High Yield Spectrum Fund

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Andrew Jessop and Sonali Pier. Mr. Jessop is a Managing Director of PIMCO and has managed the Fund since its inception in September 2010. Ms. Pier is an Executive Vice President of PIMCO and has managed the Fund since July 2019.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 37 of this prospectus.

16	PROSPECTUS | PIMCO FUNDS

PIMCO Income Fund

Investment Objective

The Fund's primary investment objective is to maximize current income. Long-term capital appreciation is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 52 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Management Fees	0.50%	0.60%	0.70%	0.50%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%	0.50%
Other Expenses(1)	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Total Annual Fund Operating Expenses	1.05%	1.15%	1.25%	1.30%	1.45%	2.20%	1.70%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	1.15%	1.20%	1.30%	1.45%	2.20%	1.70%

1 "Other Expenses" include interest expense of 0.55%.  Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO").  Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.50%, 0.60%, 0.65%, 0.75%, 0.90%, 1.65% and 1.15% for Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$107	$334	$579	$1,283
I-2	$117	$365	$633	$1,398
I-3	$122	$392	$682	$1,507
Administrative Class	$132	$412	$713	$1,568
Class A	$517	$816	$1,137	$2,045
Class C	$323	$688	$1,180	$2,534
Class R	$173	$536	$923	$2,009

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$517	$816	$1,137	$2,045
Class C	$223	$688	$1,180	$2,534

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 472% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund will generally allocate its assets among several investment sectors, without limitation, which may include: (i) high yield securities ("junk bonds") and investment grade corporate bonds of issuers located in the

PIMCO FUNDS | PROSPECTUS	17

PIMCO Income Fund

United States and non-U.S. countries, including emerging market countries; (ii) fixed income securities issued by U.S. and non-U.S. governments (including emerging market governments), their agencies and instrumentalities; (iii) mortgage-related and other asset backed securities; and (iv) foreign currencies, including those of emerging market countries. However, the Fund is not required to gain exposure to any one investment sector, and the Fund's exposure to any one investment sector will vary over time. The average portfolio duration of this Fund normally varies from zero to eight years based on Pacific Investment Management Company LLC's ("PIMCO") market forecasts. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may invest up to 50% of its total assets in high yield securities rated below investment grade by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or if unrated, as determined by PIMCO (except such 50% limitation shall not apply to the Fund's investments in mortgage- and asset-backed securities). In addition, the Fund may invest, without limitation, in securities denominated in foreign currencies. The Fund may invest up to 20% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest in contingent convertible securities and up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market

18	PROSPECTUS | PIMCO FUNDS

Prospectus

conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Distribution Rate Risk: the risk that the Fund's distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors

Contingent Convertible Securities Risk: the risks of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund's investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower.  The bar chart shows the performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Lipper Multi-Sector Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment grade.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	19

PIMCO Income Fund

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 5.48%. For the periods shown in the bar chart, the highest quarterly return was 9.61% in the Q3 2009, and the lowest quarterly return was -2.44% in the Q1 2009.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	0.58%	5.49%	9.83%
Institutional Class Return After Taxes on Distributions(1)	-1.66%	2.78%	7.05%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	0.33%	2.97%	6.61%
I-2 Return Before Taxes	0.48%	5.39%	9.73%
I-3 Return Before Taxes	0.42%	5.29%	9.61%
Administrative Class Return Before Taxes	0.33%	5.24%	9.57%
Class A Return Before Taxes	-3.55%	4.27%	8.97%
Class C Return Before Taxes	-1.53%	4.31%	8.63%
Class R Return Before Taxes	-0.08%	4.82%	9.14%
Bloomberg Barclays U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	0.01%	2.52%	3.48%
Lipper Multi-Sector Income Funds Average (reflects no deductions for taxes)	-1.63%	2.58%	6.44%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Daniel J. Ivascyn, Alfred Murata and Joshua Anderson. Mr. Ivascyn is Group Chief Investment Officer and Managing Director of PIMCO. Messrs. Murata and Anderson are Managing Directors of PIMCO. Mr. Ivascyn has managed the Fund since its inception in March 2007.  Mr. Murata has managed the Fund since March 2013. Mr. Anderson has managed the Fund since July 2018.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 37 of this prospectus.

20	PROSPECTUS | PIMCO FUNDS

PIMCO Long-Term Credit Bond Fund

Investment Objective

The Fund seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 52 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class A
Management Fees	0.55%	0.65%	0.70%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Other Expenses(1)	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	0.79%	0.89%	1.19%

1 "Other Expenses" include interest expense of 0.24%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses are 0.55%,  0.65% and 0.95% for Institutional Class, I-2 and Class A shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2 or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$81	$252	$439	$978
I-2	$91	$284	$493	$1,096
Class A	$492	$739	$1,005	$1,764

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$492	$739	$1,005	$1,764

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 133% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Fund's benchmark, the Bloomberg Barclays U.S. Long Credit Index, as calculated by PIMCO, which as of May 31, 2019 was 12.96 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be more than ten years.

The Fund invests primarily in investment grade debt securities, but may invest up to 20% of its total assets in high yield securities ("junk bonds") that are rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO FUNDS | PROSPECTUS	21

PIMCO Long-Term Credit Bond Fund

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. Consistent with other investment limitations, the Fund may invest, without limitation, in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

22	PROSPECTUS | PIMCO FUNDS

Prospectus

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-2 shares (February 29, 2012), performance information shown in the table for these shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by these classes of shares. The Class A shares of the Fund have not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the Bloomberg Barclays U.S. Long Credit Index. The index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. The Lipper General Bond Funds Average is a total return performance average of funds tracked by Lipper, Inc. that do not have any quality or maturity restrictions. These funds intend to keep the bulk of their assets in corporate and government debt issues.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 15.86%. For the periods shown in the bar chart, the highest quarterly return was 8.09% in the Q3 2010, and the lowest quarterly return was -6.20% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Since Inception (03/31/2009)
Institutional Class Return Before Taxes	-5.95%	6.19%	9.62%
Institutional Class Return After Taxes on Distributions(1)	-8.16%	3.07%	6.27%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-3.35%	3.41%	6.23%
I-2 Return Before Taxes	-6.04%	6.09%	9.52%
Bloomberg Barclays U.S. Long Credit Index (reflects no deductions for fees, expenses or taxes)	-6.76%	5.08%	8.39%
Lipper General Bond Funds Average (reflects no deductions for taxes)	-1.74%	2.74%	6.91%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Mark Kiesel and Mohit Mittal. Mr. Kiesel is CIO Global Credit and a Managing Director of PIMCO and has managed the Fund since its inception in March 2009. Mr. Mittal is a Managing Director of PIMCO and has managed the Fund since October 2016.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	23

PIMCO Long-Term Credit Bond Fund

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 37 of this prospectus.

24	PROSPECTUS | PIMCO FUNDS

PIMCO Low Duration Income Fund

Investment Objective

The Fund's primary investment objective is to maximize current income. Long-term capital appreciation is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 52 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.50%	0.60%	0.70%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.55%
Other Expenses(1)	0.09%	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	0.59%	0.69%	0.79%	0.99%	1.29%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.59%	0.69%	0.74%	0.99%	1.29%

1 "Other Expenses" include interest expense of 0.08%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.51%, 0.61%, 0.66%, 0.91% and 1.21% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$59	$188	$328	$737
I-2	$69	$220	$383	$858
I-3	$75	$246	$433	$972
Class A	$323	$532	$759	$1,410
Class C	$230	$408	$707	$1,556

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$323	$532	$759	$1,410
Class C	$130	$408	$707	$1,556

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 207% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund will generally allocate its assets among several investment sectors, without limitation, which may include: (i) high yield securities ("junk bonds") and investment grade corporate bonds of issuers located in the United States and non-U.S. countries, including emerging market countries; (ii) fixed income securities issued by U.S. and non-U.S. governments (including emerging market governments), their agencies and instrumentalities; (iii) mortgage-related and other asset backed securities; and (iv) foreign currencies, including those of emerging market countries. However, the Fund is not required to gain exposure to any one investment sector, and the Fund's exposure to any one investment sector will vary over time. The average portfolio duration of this Fund normally varies from zero to three years based on Pacific Investment Management Company LLC's

PIMCO FUNDS | PROSPECTUS	25

PIMCO Low Duration Income Fund

("PIMCO") market forecasts. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may invest up to 30% of its total assets in high yield securities rated below investment grade by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or if unrated, as determined by PIMCO (except such 30% limitation shall not apply to the Fund's investments in mortgage- and asset-backed securities). In addition, the Fund may invest, without limitation, in securities of foreign issuers and may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest in contingent convertible securities and up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and

26	PROSPECTUS | PIMCO FUNDS

Prospectus

extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Distribution Rate Risk: the risk that the Fund's distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors

Contingent Convertible Securities Risk: the risks of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund's investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's primary broad-based securities market index is the Bloomberg Barclays U.S. Aggregate 1-3 Years Index. The Bloomberg Barclays U.S. Aggregate 1-3 Years Index is the 1-3 Year component of the Bloomberg Barclays U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The Lipper Short Investment Grade Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	27

PIMCO Low Duration Income Fund

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 4.66%. For the periods shown in the bar chart, the highest quarterly return was 13.55% in the Q2 2009, and the lowest quarterly return was -9.28% in the Q3 2011.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	1.54%	3.15%	6.49%
Institutional Class Return After Taxes on Distributions(1)	0.24%	1.37%	4.71%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	0.91%	1.57%	4.36%
I-2 Return Before Taxes	1.44%	3.04%	6.39%
I-3 Return Before Taxes	1.39%	3.04%	6.40%
Class A Return Before Taxes	-1.17%	2.28%	5.83%
Class C Return Before Taxes	-0.14%	2.43%	5.75%
Bloomberg Barclays U.S. Aggregate 1-3 Years Index (reflects no deductions for fees, expenses or taxes)	1.60%	1.05%	1.65%
Lipper Short Investment Grade Debt Funds Average (reflects no deductions for taxes)	1.02%	1.17%	2.64%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Daniel J. Ivascyn, Alfred Murata and Eve Tournier. Mr. Ivascyn is Group Chief Investment Officer and a Managing Director of PIMCO. Mr. Murata and Ms. Tournier are Managing Directors of PIMCO. Ms. Tournier has managed the Fund since March 2016. Messrs. Ivascyn and Murata have managed the Fund since May 2016.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 37 of this prospectus.

28	PROSPECTUS | PIMCO FUNDS

PIMCO Preferred and Capital Securities Fund

Investment Objective

The Fund seeks maximum total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 52 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.79%	0.89%	0.99%	0.89%	0.89%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.02%	0.02%	0.02%	0.02%	0.02%
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	0.90%	1.00%	1.10%	1.25%	2.00%
Fee Waiver and/or Expense Reimbursement(2)(3)	(0.09%)	(0.09%)	(0.14%)	(0.09%)	(0.09%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.81%	0.91%	0.96%	1.16%	1.91%

1 "Other Expenses" include interest expense of 0.01%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.80%, 0.90%, 0.95%,1.15% and 1.90% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Capital Securities Fund (Cayman) Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

3 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$83	$278	$490	$1,100
I-2	$93	$309	$544	$1,216
I-3	$98	$336	$593	$1,328
Class A	$489	$748	$1,027	$1,822
Class C	$294	$619	$1,069	$2,320

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$489	$748	$1,027	$1,822
Class C	$194	$619	$1,069	$2,320

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of preferred securities and Capital Securities. "Capital Securities" include securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies) that can be used to satisfy their regulatory capital requirements. Capital Securities may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund will invest under normal circumstances at least 25% of its net assets in preferred securities. Assets not invested in preferred securities or Capital Securities may be invested in other types of Fixed Income Instruments, including derivative Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. By investing primarily in preferred securities and Capital Securities, the Fund will be subject to Preferred Securities Risk and Capital Securities Risk. In addition, the Fund will concentrate its investments in a group of industries related to banks. The average portfolio duration of the Fund

PIMCO FUNDS | PROSPECTUS	29

PIMCO Preferred and Capital Securities Fund

normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the 70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% ICE BofAML Contingent Capital Index (COCO), as calculated by Pacific Investment Management Company LLC ("PIMCO"), which as of May 31, 2019 was 4.18 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund will seek to gain exposure to certain newly-issued Regulation S securities through investments in the PIMCO Capital Securities Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act of 1933. The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in the prospectus, the Subsidiary (unlike the Fund) may invest without limitation in Regulation S securities.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest, without limitation, in high yield securities ("junk bonds") rated below investment grade by Moody's Investors Services, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or if, unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in securities denominated in foreign (non-U.S.) currencies and in U.S. dollar-denominated securities of foreign (non-U.S.) issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 20% of its total assets in common stock. The Fund may also invest in contingent convertible securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

Capital Securities Risk: the risk that the value of securities issued by U.S. and non-U.S. financial institutions that can be used to satisfy their regulatory capital requirements may decline in response to changes in legislation and regulations applicable to financial institutions and financial markets, increased competition, adverse changes in general or industry-specific economic conditions, or unfavorable interest rates. By investing under normal circumstances at least 80% of its assets in a combination of preferred securities and Capital Securities, the Fund will be more susceptible to these risks than a fund that does not invest in Capital Securities to the same extent as the Fund.

Preferred Securities Risk: the risk that preferred securities may be subject to greater credit or other risks than senior debt instruments. In addition, preferred securities are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights

Concentration in Banking Industries Risk: the risk of concentrating in industries related to banking, including interest rate risk, market risk, the risk of heightened competition and the risk that legislation and other government actions could adversely affect such industries

Contingent Convertible Securities Risk: the risks of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund's investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments

30	PROSPECTUS | PIMCO FUNDS

Prospectus

at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the Subsidiary will be achieved

Regulation S Securities Risk: the risk that Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. Because Class C shares of the Fund had not commenced operations as of December 31, 2018, no performance for Class C shares is

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	31

PIMCO Preferred and Capital Securities Fund

provided. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the 70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index and 30% ICE BofAML Contingent Capital Index. The ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody's, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a Rule 144A filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million. The ICE BofAML Contingent Capital Index tracks the performance of investment grade and below investment grade contingent capital debt publicly issued in the major domestic and eurobond markets. Qualifying securities must have a capital-dependent conversion feature and must be rated by either Moody's, S&P or Fitch. In addition, qualifying securities must have at least one month remaining term to final maturity and at least 18 months to maturity at point of issuance. For investment grade debt, qualifying currencies and their respective minimum size requirements (in local currency terms) are: AUD 100 million; CAD 100 million; EUR 250 million; JPY 20 billion; GBP 100 million; and USD 250 million. For below investment grade debt, minimum size requirements are CAD 100 million, EUR 100 million, GBP 50 million, or USD 100 million.

Lipper Flexible Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that emphasizes income generation by investing at least 85% of their assets in debt issues and preferred and convertible securities. Common stocks and warrants cannot exceed 15%.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 11.63%. For the periods shown in the bar chart, the highest quarterly return was 5.52% in the Q3 2016, and the lowest quarterly return was -4.49% in the Q4 2018.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	Since Inception (04/13/2015)
Institutional Class Return Before Taxes	-4.17%	4.55%
Institutional Class Return After Taxes on Distributions(1)	-6.16%	2.36%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-2.08%	2.72%
I-2 Return Before Taxes	-4.22%	4.47%
I-3 Return Before Taxes	-4.34%	4.37%
Class A Return Before Taxes	-8.16%	3.11%
70% ICE BofAML 8% Constrained Core West Preferred &Jr Subordinated Securities Index (P8JC) and 30% ICE BofAML Contingent Capital Index (COCO) (reflects no deductions for fees, expenses or taxes)	-3.95%	3.85%
Lipper Flexible Income Funds Average (reflects no deductions for taxes)	-4.37%	2.08	%(2)

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

2 The Lipper Average's since inception return is determined from the nearest month-end following the Fund's inception date and not from the actual inception date of the Fund.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Philippe Bodereau. Mr. Bodereau is a Managing Director of PIMCO and has managed the Fund since its inception in April 2015.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 37 of this prospectus.

32	PROSPECTUS | PIMCO FUNDS

PIMCO Senior Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 52 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	1.00%
Redemption Fees(1)	1.00%	1.00%	1.00%	1.00%

1 Shares that are held 30 or fewer calendar days are subject to a redemption fee.  The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class A	Class C
Management Fees	0.70%	0.80%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	0.75%	0.85%	1.05%	1.80%

1 "Other Expenses" include interest expense of 0.05%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses are 0.70%, 0.80%, 1.00% and 1.75% for Institutional Class, I-2, Class A and Class C shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$77	$240	$417	$930
I-2	$87	$271	$471	$1,049
Class A	$330	$552	$791	$1,479
Class C	$283	$566	$975	$2,116

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$330	$552	$791	$1,479
Class C	$183	$566	$975	$2,116

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of floating or adjustable rate senior secured loans, senior corporate debt and other senior Fixed Income Instruments that effectively enable the Fund to achieve a floating rate of income. "Fixed Income Instruments" include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities.

A senior secured debt security holds a senior position in the issuer's capital structure and is typically secured by collateral such that, under normal circumstances, holders (such as the Fund) enjoy a priority claim to some or all of the issuer's assets in the event of default as compared to other creditors of the issuer. Variable and floating-rate Fixed Income Instruments generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund may also invest in fixed-rate Fixed Income Instruments, including those with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments.

The Fund may invest in both investment grade securities and high yield securities ("junk bonds") and may primarily invest its assets in below investment grade securities subject to a maximum of 5% of its total assets in securities rated below Caa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 20% of its total assets in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments of issuers economically tied to emerging market countries (this limitation does not apply to investment

PIMCO FUNDS | PROSPECTUS	33

PIMCO Senior Floating Rate Fund

grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 20% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets.

The Fund may invest in derivative instruments, such as credit default swap and total return swap agreements, interest rate swaps, futures and options, subject to applicable law and any other restrictions described in the prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including currency forwards, and may engage in short sales.

The average portfolio duration of the Fund will normally vary within one year (plus or minus) of the portfolio duration of the securities comprising the J.P. Morgan BB/B Leveraged Loan Index, as calculated by PIMCO, which as of May 31, 2019 was 0.22 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Senior Loan Risk: the risk that investing in senior loans, including bank loans, exposes the Fund to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the Fund may have to reinvest the proceeds in instruments that pay lower interest rates

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

34	PROSPECTUS | PIMCO FUNDS

Prospectus

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The J.P. Morgan BB/B Leveraged Loan Index is designed to mirror the investable universe of USD institutional leveraged loans, excluding the most aggressively rated loans and non-rated loans. The J.P. Morgan BB/B Leveraged Loan Index is a subset of the broader Leveraged Loan Index, and as such follows all of the same inclusion rules, loan selection methodology and the rebalance process, with the sole exception being the tranche rating criteria. Lipper Loan Participation Funds Average is a total performance average of funds tracked by Lipper, Inc. that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 6.05%. For the periods shown in the bar chart, the highest quarterly return was 2.38% in the Q1 2012, and the lowest quarterly return was -3.64% in the Q4 2018.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Since Inception (04/29/2011)
Institutional Class Return Before Taxes	-0.61%	2.36%	3.16%
Institutional Class Return After Taxes on Distributions(1)	-2.36%	0.64%	1.53%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-0.34%	1.03%	1.71%
I-2 Return Before Taxes	-0.70%	2.26%	3.05%
Class A Return Before Taxes	-3.15%	1.58%	2.34%
Class C Return Before Taxes	-2.60%	1.29%	2.09%
J.P. Morgan BB/B Leveraged Loan Index (reflects no deductions for fees, expenses or taxes)	0.84%	3.21%	3.77%
Lipper Loan Participation Funds Average (reflects no deductions for taxes)	-0.30%	2.26%	2.95	%(2)

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

2 The Lipper Average's since inception return is determined from the nearest month-end following the Fund's inception date and not from the actual inception date of the Fund.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by David Forgash and Michael Levinson. Mr. Forgash is an Executive Vice President of PIMCO, and Mr. Levinson is a Senior Vice President of PIMCO. Messrs. Forgash and Levinson have jointly and primarily managed the Fund since April 2020.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	35

PIMCO Senior Floating Rate Fund

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 37 of this prospectus.

36	PROSPECTUS | PIMCO FUNDS

Summary of Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange ("NYSE") is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

Institutional Class, I-2, I-3 and Administrative Class

The minimum initial investment for Institutional Class, I-2, I-3 and Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.

You may sell (redeem) all or part of your Institutional Class, I-2, I-3 and Administrative Class shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:

■

Sending a written request by regular mail to:
PIMCO Funds
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Funds c/o DST Asset Manager Solutions, Inc.
430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407

■

Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you

■

Sending a fax to our Shareholder Services department at 816.421.2861

■

Sending an e-mail to piprocess@dstsystems.com

Class A, Class C and Class R

The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.

There is no minimum initial or minimum subsequent investment in Class R shares because Class R shares may only be purchased through omnibus accounts for specified benefit plans. Specified benefit plans that wish to invest directly by mail should send a check payable to the PIMCO Family of Funds, along with a completed Account Application, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Firms

If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm's Web site for more information.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	37

PIMCO Funds

Description of Principal Risks

The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries. The principal risks are described in this section. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information (the "SAI") also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Principal Risk	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO High Yield Fund	PIMCO High Yield Spectrum Fund
Interest Rate	x	x	x	x
Call	x	x	x	x
Credit	x	x	x	x
Capital Securities	–	–	–	–
Preferred Securities	–	–	–	–
Concentration in Banking Industries	–	–	–	–
Contingent Convertible Securities	–	–	–	–
High Yield	x	x	x	x
Market	x	x	x	x
Issuer	x	x	x	x
Liquidity	x	x	x	x
Derivatives	x	x	x	x
Equity	x	x	x	x
Mortgage-Related and Other Asset-Backed Securities	x	x	x	–
Foreign (Non-U.S.) Investment	x	x	x	x
Emerging Markets	x	x	x	x
Sovereign Debt	x	x	x	x
Currency	x	x	x	x
Leveraging	x	x	x	x
Management	x	x	x	x
Subsidiary	–	–	–	–
Regulation S Securities	–	–	–	–
Short Exposure	x	x	x	x
Convertible Securities	x	–	–	–
Senior Loan	x	–	–	–
Distribution Rate	–	–	–	–

38	PROSPECTUS | PIMCO FUNDS

Prospectus

Principal Risk	PIMCO Income Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Income Fund	PIMCO Preferred and Capital Securities Fund	PIMCO Senior Floating Rate Fund
Interest Rate	x	x	x	x	x
Call	x	x	x	x	x
Credit	x	x	x	x	x
Capital Securities	–	–	–	x	–
Preferred Securities	–	–	–	x	–
Concentration in Banking Industries	–	–	–	x	–
Contingent Convertible Securities	x	–	x	x	–
High Yield	x	x	x	x	x
Market	x	x	x	x	x
Issuer	x	x	x	x	x
Liquidity	x	x	x	x	x
Derivatives	x	x	x	x	x
Equity	x	x	x	x	–
Mortgage-Related and Other Asset-Backed Securities	x	x	x	–	–
Foreign (Non-U.S.) Investment	x	x	x	x	x
Emerging Markets	x	x	x	x	x
Sovereign Debt	x	x	x	x	x
Currency	x	x	x	x	–
Leveraging	x	x	x	x	x
Management	x	x	x	x	x
Subsidiary	–	–	–	x	–
Regulation S Securities	–	–	–	x	–
Short Exposure	x	x	x	x	x
Convertible Securities	–	–	–	–	–
Senior Loan	–	–	–	–	x
Distribution Rate	x	–	x	–	–
Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in a Fund's portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value ("NAV") of the Fund's shares.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are near historically low levels. Thus, Funds currently face a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	39

PIMCO Funds

During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Certain European countries have recently experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if a Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity is an additional measure used to understand a security's or Fund's interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security's price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by a Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Therefore, if a Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Capital Securities Risk

Capital Securities risk is the risk that the Fund's investments in Capital Securities may decline in value in response to developments affecting financial institutions. Financial Institutions can be significantly affected by changes in legislation and regulations applicable to the financial markets. In addition, the Fund may lose money if issuers of Capital Securities become subject to increased competition, adverse changes in general or industry-specific economic conditions, or unfavorable interest rates. Issuers of Capital Securities may be particularly affected by factors such as the availability and cost of capital, rates of corporate and consumer debt defaults, and price competition. The financial sector (both domestic and foreign) has experienced a high degree of volatility in the past. This has resulted in significant regulatory change. These events and the possibility of future market volatility may have an adverse effect on the Fund. While many issuers of Capital Securities are subject to extensive federal and state regulations, and in certain cases federal insurance of deposits, such measures do not provide any guarantees against losses in the securities issued by such companies. By investing under normal circumstances at least 80% of its assets in a combination of preferred securities and Capital Securities, the Fund will be more susceptible to these risks than a fund that does not invest in Capital Securities to the same extent as the Fund.

 Preferred Securities Risk

Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in that company. Preferred securities may pay fixed or adjustable rates of return.

Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred and other senior securities generally pay dividends only after the company

40	PROSPECTUS | PIMCO FUNDS

Prospectus

makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Preferred securities include certain hybrid securities and other types of preferred securities with different features from those of traditional preferred securities described above. Preferred securities that are hybrid securities possess various features of both debt and traditional preferred securities and as such, they may constitute senior debt, junior debt or preferred shares in an issuer's capital structure. Therefore, unlike traditional preferred securities, hybrid securities may not be subordinate to a company's debt securities.

Preferred securities also include trust preferred securities, which have the characteristics of both subordinated debt and preferred securities. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.

Concentration in Banking Industries Risk

Industries related to banking are particularly susceptible to interest rate risk, market risk, increased competition and governmental actions (such as legislation and regulation). In addition, financial market volatility and borrowers' financial difficulties may significantly affect the values of the Fund's investments related to issuers in industries related to banking. More generally, market events and conditions, monetary policy and a number of related factors can affect issuers in industries related to banking in similar ways, resulting in relatively correlated price movements in instruments economically tied to such issuers. This can result in increased volatility in the value of the Fund's holdings, and there is the possibility that many of the Fund's holdings may lose value simultaneously.

Contingent Convertible Securities Risk

Contingent convertible securities ("CoCos") have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity or have their principal written down upon the occurrence of certain triggering events ("triggers") linked to regulatory capital thresholds or regulatory actions relating to the issuer's continued viability. As a result, an investment by the Fund in CoCos is subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses. An investment by the Fund in CoCos is also subject to the risk that, in the event of the liquidation, dissolution or winding-up of an issuer prior to a trigger event, the Fund's rights and claims will generally rank junior to the claims of holders of the issuer's other debt obligations. In addition, if CoCos held by the Fund are converted into the issuer's underlying equity securities following a trigger event, the Fund's holding may be further subordinated due to the conversion from a debt to equity instrument. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by the Fund in CoCos may result in losses to the Fund.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as "high yield securities" or "junk bonds") may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. These securities are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund's ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to "call" or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In addition, the high yield securities in which a Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to a Fund. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

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Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.

In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level.  For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Funds to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on a Fund's investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund's investments. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether a specific Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to Funds that invest in fixed income securities. As discussed more under "Interest Rate Risk," interest rates in the U.S. are at or near historically low levels. Any interest rate increases in the future could cause the value of any Fund that invests in fixed income securities to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund and its shareholders.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, a Fund may rely on various third-party sources to calculate its NAV. As a result, a Fund is subject to certain operational risks associated with reliance on service providers and service providers' data sources. In particular, errors or systems failures and other technological issues may adversely impact a Fund's calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. A Fund may be unable to recover any losses associated with such failures.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

Liquidity Risk

The Securities and Exchange Commission defines liquidity risk as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investor's interests in the Fund. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. A Fund's investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core

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indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

In such cases, a Fund, due to regulatory limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund's principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, Regulation S securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Certain accounts or PIMCO affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these shareholders of their holdings in a Fund may impact the Fund's liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund's brokerage costs.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the SAI. The Funds typically use derivatives as a substitute for taking a position in the underlying asset, as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indexes, sectors, currencies, and/or geographic regions, and/or to reduce exposure to other risks, such as interest rate, credit, or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk, and in some cases, may subject a Fund to the potential for unlimited loss. The use of derivatives may cause the Fund's investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund's total investment exposure exceeding the value of its portfolio.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the initial amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty. Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund's obligations or the Fund's exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. In such case, the Fund may lose money.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Fund may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to

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the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Fund will be subject to increased liquidity and investment risk.

When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Fund's hedging transactions will be effective.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund's derivative transactions, impede the employment of the Fund's derivatives strategies, or adversely affect the Fund's performance.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, preferred securities, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.

Mortgage-Related and Other Asset-Backed Securities Risk

Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Foreign (Non-U.S.) Investment Risk

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or

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group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities. A Fund that focuses its investments in multiple asset classes of emerging market securities may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Funds could lose money.

Sovereign Debt Risk

Sovereign debt risk is the risk that fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity's failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to the Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond the Fund's control, may result in a loss in value of the Fund's sovereign debt holdings.

Currency Risk

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that a Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. In accordance with federal securities laws, rules, and staff positions, PIMCO will mitigate its leveraging risk by segregating or "earmarking" liquid assets or otherwise covering transactions that may give rise to such risk. The Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund's investment returns, resulting in greater losses. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

Management Risk

Each Fund and the Subsidiary are subject to management risk because they are actively managed investment portfolios. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Funds and the Subsidiary, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which a Fund or the Subsidiary seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund or the

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Subsidiary. To the extent a Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of services of one or more key employees of PIMCO could have an adverse impact on the Fund's and the Subsidiary's, as applicable, ability to realize its investment objective.

Subsidiary Risk

By investing in the Subsidiary, the PIMCO Preferred and Capital Securities Fund is indirectly exposed to the risks associated with the Subsidiary's investments. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Fund or the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and SAI and could adversely affect the Fund. Changes in the laws of the United States and/or the Cayman Islands could adversely affect the performance of the Fund and/or the Subsidiary and result in the Fund underperforming its benchmark index.

Regulation S Securities Risk

Regulation S Securities are offered through private offerings without registration with the SEC pursuant to Regulation S of the Securities Act of 1933. Regulation S Securities may be relatively less liquid as a result of legal or contractual restrictions on resale. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by the PIMCO Preferred and Capital Securities Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Short Exposure Risk

A Fund's short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero.

By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund's exposure to long security positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.

In times of unusual or adverse market, economic, regulatory or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. Also, there is the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Convertible Securities Risk

Convertible securities are fixed income securities, preferred securities or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security's market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through

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investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Senior Loan Risk

To the extent a Fund invests in senior loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not invest in such instruments. These instruments are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments and may be more volatile than other types of investments. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce a Fund's ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate, and a senior loan may lose significant market value before a default occurs. In addition, the senior loans in which a Fund invests may not be listed on any exchange and a secondary market for such loans may be less liquid than markets for other more liquid fixed income securities. Consequently, transactions in senior loans may involve greater costs than transactions in more actively traded instruments. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads, among other factors, may, in certain circumstances, make senior loans more difficult to value accurately or sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for the senior loans and/or may result in a Fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to a Fund. Senior loans may have extended trade settlement periods, including settlement periods of greater than 7 days, which may result in sale proceeds not being immediately available to a Fund. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund may have to reinvest the proceeds in instruments that pay lower interest rates. Senior loans in which a Fund invests may be collateralized, although the loans may not be fully collateralized and the collateral may be unavailable or insufficient to meet the obligations of the borrower. A Fund may have limited rights to exercise remedies against such collateral or a borrower, and loan agreements may impose certain procedures that delay receipt of the proceeds of collateral or require the Fund to act collectively with other creditors to exercise its rights with respect to a senior loan. Because of the risks involved in investing in senior loans, an investment in a Fund that invests in such instruments should be considered speculative.

Distribution Rate Risk

Although a Fund may seek to maintain a level distribution rate, the Fund's distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. For instance, during periods of low or declining interest rates, the Fund's distributable income and dividend levels may decline for many reasons. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund's distribution rate or that the rate will be sustainable in the future.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the SAI for information about the availability of the complete schedule of each Fund's holdings.

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Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as investment adviser, the "Investment Adviser," and serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees of PIMCO Funds (the "Trust"), PIMCO is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters. PIMCO also serves as the investment adviser for the Subsidiary.

PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2019, PIMCO had approximately $1.84 trillion in assets under management.

Management Fees

Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables reflect both an advisory fee and a supervisory and administrative fee. For the fiscal year ended March 31, 2019, the Funds paid monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets attributable to each class's shares taken separately):

	Management Fees
Fund Name	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
PIMCO Credit Opportunities Bond Fund	0.90%	1.00%	1.10%	N/A	1.05%	1.05%	N/A
PIMCO Diversified Income Fund	0.75%	0.85%	0.95%	0.75%	0.90%	0.90%	N/A
PIMCO High Yield Fund	0.55%	0.65%	0.75%	0.55%	0.65%	0.65%	0.65%
PIMCO High Yield Spectrum Fund	0.60%	0.70%	0.80%	N/A	0.70%	0.70%	N/A
PIMCO Income Fund	0.50%	0.60%	0.70%	0.50%	0.65%	0.65%	0.65%
PIMCO Long-Term Credit Bond Fund	0.55%	0.65%	N/A	N/A	0.70%	N/A	N/A
PIMCO Low Duration Income Fund	0.50%	0.60%	0.70%	N/A	0.65%	0.65%	N/A
PIMCO Preferred and Capital Securities Fund	0.79%	0.89%	0.99%	N/A	0.89%	0.89%	N/A
PIMCO Senior Floating Rate Fund	0.70%	0.80%	N/A	N/A	0.75%	0.75%	N/A

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Advisory Fee. Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2019, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund Name	Advisory Fees All Classes(1)
PIMCO Credit Opportunities Bond Fund	0.60%
PIMCO Diversified Income Fund	0.45%
PIMCO High Yield Fund	0.25%
PIMCO High Yield Spectrum Fund	0.30%
PIMCO Income Fund	0.25%
PIMCO Long-Term Credit Bond Fund	0.30%
PIMCO Low Duration Income Fund	0.30%
PIMCO Preferred and Capital Securities Fund	0.44%
PIMCO Senior Floating Rate Fund	0.40%

1 For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 86.

A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contract is available in the Funds' Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2018.

As discussed in its "Principal Investments and Strategies" section, the PIMCO Preferred and Capital Securities Fund may pursue its investment objective by investing in its Subsidiary. The Subsidiary has entered into a separate contract with PIMCO whereby PIMCO provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO Preferred and Capital Securities Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

48	PROSPECTUS | PIMCO FUNDS

Prospectus

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Supervisory and Administrative Fee. Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Funds. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended March 31, 2019, the Funds paid PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class's shares taken separately):

	Supervisory and Administrative Fees(1)
Fund Name	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
PIMCO Credit Opportunities Bond Fund	0.30%	0.40%	0.50%	N/A	0.45%	0.45%	N/A
PIMCO Diversified Income Fund	0.30%	0.40%	0.50%	0.30%	0.45%	0.45%	N/A
PIMCO High Yield Fund	0.30%	0.40%	0.50%	0.30%	0.40%	0.40%	0.40%
PIMCO High Yield Spectrum Fund	0.30%	0.40%	0.50%	N/A	0.40%	0.40%	N/A
PIMCO Income Fund	0.25%	0.35%	0.45%	0.25%	0.40%	0.40%	0.40%
PIMCO Long-Term Credit Bond Fund	0.25%	0.35%	N/A	N/A	0.40%	N/A	N/A
PIMCO Low Duration Income Fund	0.20%	0.30%	0.40%	N/A	0.35%	0.35%	N/A
PIMCO Preferred and Capital Securities Fund	0.35%	0.45%	0.55%	N/A	0.45%	0.45%	N/A
PIMCO Senior Floating Rate Fund	0.30%	0.40%	N/A	N/A	0.35%	0.35%	N/A

1 For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 86.

Expense Limitation Agreement

Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of each Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the "Expense Limit") (calculated as a percentage of average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the "Reimbursement Amount") during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

Fee Waiver Agreement

PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO High Yield Fund, PIMCO High Yield Spectrum Fund, PIMCO Income Fund, PIMCO Low Duration Income Fund and PIMCO Preferred and Capital Securities Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Funds.

Fund Name	Portfolio Manager	Since	Recent Professional Experience
PIMCO Income	Joshua Anderson	7/18

Managing Director, PIMCO. Mr. Anderson is a portfolio manager focusing on global structured credit investments. Prior to joining PIMCO in 2003, he was an analyst at Merrill Lynch covering both the residential ABS and collateralized debt obligation sectors and was ranked as one of the top analysts by Institutional Investor magazine. He was previously a portfolio manager at Merrill Lynch Investment Managers.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	49

PIMCO Funds

Fund Name	Portfolio Manager	Since	Recent Professional Experience
PIMCO Preferred and Capital Securities	Philippe Bodereau	4/15*

Managing Director and global head of financial research. Mr. Bodereau is also the lead analyst for global financial institutions. Prior to joining PIMCO in 2004, he was a senior banking analyst at Société Générale in London and Paris. Mr. Bodereau started his career at J.P. Morgan in 1996, where he held various positions in the private banking and global markets divisions in Brussels and London. Mr. Bodereau has investment experience since 1996 and holds a master's degree in finance from French business school EDHEC.

PIMCO Diversified Income PIMCO Low Duration Income	Eve Tournier	3/16 3/16

Managing Director, PIMCO. Ms. Tournier joined PIMCO in 2008 and is a portfolio manager focusing on corporate bonds and loans. Prior to joining PIMCO, she was a managing director and European head of high yield credit trading with Deutsche Bank, where she spent eight years.

PIMCO High Yield PIMCO High Yield Spectrum	Andrew Jessop	1/10 9/10*

Managing Director, PIMCO. Mr. Jessop joined PIMCO in 2009, as a senior portfolio manager and head of the high yield team. Prior to joining PIMCO, he was a managing director, portfolio manager and co-head of the high yield group at Goldman Sachs Asset Management, where he spent twelve years.

PIMCO Diversified Income PIMCO Income PIMCO Low Duration Income	Daniel J. Ivascyn	5/16 3/07* 5/16

Group Chief Investment Officer and Managing Director, PIMCO. Mr. Ivascyn joined PIMCO in 1998, previously having been associated with Bear Stearns in the asset backed securities group as well as T. Rowe Price and Fidelity Investments.

PIMCO Diversified Income PIMCO Income PIMCO Low Duration Income	Alfred Murata	5/16 3/13 5/16

Managing Director, PIMCO. Mr. Murata is a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

PIMCO Credit Opportunities Bond PIMCO Long-Term Credit Bond	Mark Kiesel	8/11* 3/09*

CIO Global Credit and Managing Director, PIMCO. Mr. Kiesel is a portfolio manager and a senior member of PIMCO's investment strategy group. He has served as a portfolio manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

PIMCO Credit Opportunities Bond	Christian Stracke	10/16

Managing Director, PIMCO, Mr. Stracke is a member of the Investment Committee and global head of the credit research group. The group covers all levels of the debt capital structure for targeted industries, including investment grade and high yield bonds, bank debt and convertibles. He also contributes to the analysis, portfolio construction and management of the firm's opportunistic corporate credit and mortgage and real estate-related strategies. Prior to joining PIMCO in 2008, he was a senior credit strategist at CreditSights and also held positions as head of Latin America fixed income strategy with Commerzbank Securities and head of Latin America local markets strategy with Deutsche Bank. He has investment experience since 1997 and holds an undergraduate degree from the University of Chicago.

PIMCO Long-Term Credit Bond	Mohit Mittal	10/16

Managing Director, PIMCO. He manages investment grade credit, total return and unconstrained bond portfolios and is a member of the Americas Portfolio Committee.
Previously, he was a specialist on PIMCO's interest rates and derivatives desk. Mr. Mittal joined PIMCO in 2007 and holds an MBA in finance from the Wharton School of the University of Pennsylvania and an undergraduate degree in computer science from Indian Institute of Technology (IIT) in Delhi, India.

PIMCO Senior Floating Rate	David Forgash	4/20

Mr. Forgash is a portfolio manager and head of global leveraged loans. In addition to being the lead portfolio manager for leveraged loans, he is also a member of the high yield and multi-sector credit teams. Prior to joining PIMCO in 2018, he was a senior portfolio manager at Millennium Capital Partners, investing across European credit. Previously, he was an executive director of European credit trading at Morgan Stanley, a managing director of U.S. credit trading at Greenwich Capital and a vice president in credit trading at Lehman Brothers. He has investment experience since 1994 and holds an MBA from the Stern School of Business at New York University. He received an undergraduate degree in economics from the University of Delaware.

PIMCO Senior Floating Rate	Michael Levinson	4/20

Mr. Levinson is a leveraged finance portfolio manager and member of the income portfolio management team in the Newport Beach office. He joined the leveraged finance team in 2012 after two years as a credit analyst. Prior to joining PIMCO in 2009, he was a leveraged finance research analyst at Credit Suisse. He has investment experience since 2008 and holds an undergraduate degree from the United States Naval Academy.

PIMCO Diversified Income PIMCO High Yield PIMCO High Yield Spectrum	Sonali Pier	2/17 7/19 7/19

Executive Vice President, PIMCO. Ms. Pier is a portfolio manager focusing on multi-sector credit opportunities. Prior to joining PIMCO in 2013, she was a senior credit trader at J.P. Morgan, trading cash, recovery and credit default swaps across various sectors. She has investment experience since 2003 and holds an undergraduate degree in economics from Princeton University.

* Inception of the Fund.

50	PROSPECTUS | PIMCO FUNDS

Prospectus

Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Investment Adviser, the Distributor (as defined below), the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor summary prospectus, the Trust's SAI, any contracts filed as exhibits to the Trust's registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend this, or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust's then-current prospectus or SAI.

Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC"). Please note all direct account requests or inquiries should be mailed to the Trust's transfer agent at P.O. Box 219294, Kansas City, MO 64121-9294 and should not be mailed to the Distributor.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	51

PIMCO Funds

Classes of Shares

Class A, Class C, Class R, Institutional Class, I-2, I-3 and Administrative Class shares of the Funds are offered in this prospectus. Each share class represents an investment in the same Fund, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment, the expenses borne by each class, which are detailed in the fee table and example at the front of this prospectus, any initial sales charge or contingent deferred sales charge ("CDSC") applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. Individual investors can generally invest in Class A and Class C shares. Class C shares of each Fund will automatically convert into Class A shares of the same Fund after they have been held for ten years. In addition, any Class C shares held in Orphaned Accounts (as defined below) will automatically convert into Class A shares of the same Fund. Certain shareholder accounts are maintained with the Trust's Transfer Agent and list a broker-dealer of record ("Prior Broker-Dealer of Record") other than the Distributor, and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the Trust and the Distributor becoming the default dealer of record for such account, then such account would be referred to as an "Orphaned Account." These automatic conversions will be executed without any sales charge, fee or other charge. After such a conversion takes place, the shares will be subject to all features and expenses of Class A shares. Only certain investors may purchase Institutional Class, I-2, I-3, Administrative Class and Class R shares.

The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Distributor or a financial firm. More information regarding sales charge waivers and discounts is summarized below.

The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial firms for distribution and other services. More information about the Trust's multi-class arrangements is included in the SAI and can be obtained free of charge by visiting pimco.com or by calling 888.87.PIMCO.

Sales Charges

Initial Sales Charges — Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial firm in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the NAV of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you obtain the proper "breakpoint" discount.

PIMCO Low Duration Income and PIMCO Senior Floating Rate Funds — Class A shares

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $100,000	2.25%	2.30%
$100,000 but under $250,000	1.25%	1.27%
$250,000 +	0.00%*	0.00%*

* As shown, investors that purchase $250,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, certain purchasers of $250,000 or more of Class A shares may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed during the first 12 months after their purchase. See "Contingent Deferred Sales Charges - Class A Shares" below.

All other Funds — Class A Shares

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $100,000	3.75%	3.90%
$100,000 but under $250,000	3.25%	3.36%
$250,000 but under $500,000	2.25%	2.30%
$500,000 but under $1,000,000	1.75%	1.78%
$1,000,000 +	0.00%*	0.00%*

* As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, certain purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after their purchase. See "Contingent Deferred Sales Charges – Class A Shares" below.

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, Right of Accumulation (Cumulative Quantity Discount), Letter of Intent or Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of the Trust or PIMCO Equity Series that offer Class A shares (other than the PIMCO Government Money Market Fund) (collectively, "Eligible Funds"), are summarized below and are described in greater detail in the SAI.

Combined Purchase Privilege and Right of Accumulation (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase (the "Combined Purchase Privilege"). In addition, a Qualifying Investor may obtain a reduced sales charge on Class A shares by adding the purchase value of Class A shares of an Eligible Fund with the current aggregate NAV of all Class A and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor (the "Right of Accumulation" or "Cumulative Quantity Discount").

The term "Qualifying Investor" refers to:

52	PROSPECTUS | PIMCO FUNDS

Prospectus

1.

an individual, such individual's spouse or domestic partner, as recognized by applicable state law, or such individual's children under the age of 21 years (each a "family member") (including family trust* accounts established by such a family member); or

2.

a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or

3.

an employee benefit plan of a single employer.

* For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege, Right of Accumulation or Letter of Intent, a "family trust" is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is/are the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is/are the trustee(s).

Please see the SAI for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent. Investors may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent which expresses intent to invest not less than $50,000 (or $100,000 in the case of those Funds with an initial sales charge breakpoint of $100,000) within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000 (except for Class A shares of the PIMCO Low Duration Income and PIMCO Senior Floating Rate Funds for which the maximum intended investment amount is $250,000). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. The value of the investor's account(s) linked to a Letter of Intent will be included at the start date of the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased. Redemptions during the LOI period will not count against the shareholder, but a CDSC may be charged for LOIs of $1,000,000.

In making computations concerning the amount purchased for purposes of a Letter of Intent, the Right of Accumulation value of eligible accounts will be included in the computation when the Letter of Intent begins in addition to purchases made during the Letter of Intent Period.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption date. The limitations and restrictions of this program are fully described in the SAI.

Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the public offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Right of Accumulation (Cumulative Quantity Discount).

Sales at Net Asset Value. In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including: individuals or accounts having certain relationships with the Trust, certain of its affiliates, PIMCO Equity Series, certain broker-dealers or the Distributor; individuals purchasing shares through certain types of omnibus or wrap accounts; investors engaging in certain transactions related to IRAs or other qualified retirement plan accounts; investors making certain purchases following the announcement of a Fund or share class liquidation or following certain share class conversions; and any other person for which the Distributor determines that there will be minimal cost borne by the Distributor associated with the sale. Please see the SAI for additional details.

If you are eligible to buy both Class A shares and Institutional Class shares, you should buy Institutional Class shares because Class A shares may be subject to sales charges and an annual 0.25% service fee.

Required Shareholder Information and Records. In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial firm must notify the Fund that the investor qualifies for such a reduction. If the Fund is not notified that the investor is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the investor's account. An investor may have to provide certain information or records to his or her financial firm or the Fund to verify the investor's eligibility for breakpoint discounts or sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

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all of the investor's accounts held directly with the Trust or through a financial firm;

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any account of the investor at another financial firm; and

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accounts of Qualifying Investors, at any financial firm.

The SAI provides additional information regarding eliminations of and reductions in sales loads associated with Eligible Funds. You can obtain the SAI free of charge from PIMCO by written request, by visiting pimco.com or by calling 888.87.PIMCO.

Contingent Deferred Sales Charges

Class A Shares

Unless you are eligible for a waiver, if you purchase $1,000,000 ($250,000 in the case of the PIMCO Low Duration Income and PIMCO Senior Floating Rate Funds) or more of Class A shares (and, thus, pay no initial sales charge) of a Fund, you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 12 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See "Reductions and Waivers of Initial Sales Charges and CDSCs" below.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	53

PIMCO Funds

Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. If you invest in Class C shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you are credited with the proper holding period for the shares redeemed.

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%

How CDSCs will be Calculated

A CDSC is imposed on redemptions of Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

■

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

■

For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund's NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

■

CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

■

In determining whether a CDSC is payable, it is assumed that you will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class C CDSC:

■

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class C shares of a Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 1%, the Class C CDSC would be $20.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. See "Sales at Net Asset Value" above for information on Class A initial sales charges. CDSCs on Class A and Class C shares may be reduced or waived in certain circumstances, including for: redemptions in connection with certain distributions, withdrawals or returns of excess contributions from or exchanges to certain retirement plan accounts or IRAs; certain redemptions following death or disability; certain redemptions of shares subject to an Automatic Withdrawal Plan; redemptions by individuals having certain relationships with the Trust, certain of its affiliates, PIMCO Equity Series or the Distributor; redemptions effected by a Fund as a result of an account not satisfying applicable minimum account size requirements; redemptions in connection with certain reorganizations and liquidations; redemptions by certain shareholders demonstrating hardship, as determined in the sole discretion of the Trust; certain intra-fund exchanges of Class A shares for Institutional Class shares; redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a financial firm with which the Distributor has an agreement with respect to such purchases; and certain redemptions effected by fiduciaries who have purchased shares for certain accounts. In addition, investors will not be subject to CDSCs for certain transactions where the Distributor did not pay at the time of purchase the amount it normally would have to the broker-dealer. Please see the SAI for additional details.

Shares Purchased or Held Through Financial Firms

The availability of sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. The Funds' sales charge waivers and discounts disclosed in this Prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial firms unless otherwise specified in Appendix B. The sales charge waivers and discounts available through certain other financial firms are set forth in Appendix B to this Prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Distributor or certain other financial firms. Please contact your financial firm for more information regarding sales charge waivers and discounts available to you and the financial firm's related policies and procedures.

No Sales Charges — Class R Shares

The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Class R shares. Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan's financial firm has an agreement with the Distributor or PIMCO Funds to utilize Class R shares in certain investment products or programs (collectively, "specified benefit plans"). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan's financial firm). Class R shares are not available to retail or non-specified benefit plan accounts, traditional and Roth IRAs (except through certain omnibus accounts), Coverdell

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Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403 (b) plans.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific Class R shareholders, and a shareholder may obtain information about accounts only through the specified benefit plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial firm authorized to sell or process transactions in Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See "Purchasing Shares – Class R" below. Additional shares may be purchased through a benefit plan's administrator or recordkeeper.

Financial firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes.

Moreover, financial firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-accounting and other shareholder services. A financial firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Administrator, another affiliate of the Fund or the Distributor (normally not to exceed an annual rate of 0.50% of a Fund's average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients although payments with respect to shares in retirement plans are often higher). PIMCO or its affiliates may pay a financial firm or specified benefit plan an additional amount not to exceed 0.25% for sub-accounting or other shareholder services.

These fees and expenses could reduce an investment return in Class R shares. For further information on Class R shares and related items, please refer to the SAI.

No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares

With the exception of redemption fees imposed in connection with redemptions or exchanges of shares of the PIMCO Senior Floating Rate Fund within 30 days after acquisition, the Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Institutional Class, I-2, I-3 or Administrative Class shares. Only certain investors are eligible to purchase these share classes. Your financial advisor or financial firm can help you determine if you are eligible to purchase Institutional Class, I-2, I-3 or Administrative Class shares. You can also call 888.87.PIMCO.

An investor transacting in Institutional Class shares, I-2 shares or I-3 shares may be required to pay a commission to a broker or other financial firm. Other share classes of the Funds that have different fees and expenses are available.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances, and "wrap account" programs established with broker-dealers or other financial firms may purchase Institutional Class, I-2, I-3 or Administrative Class shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

I-2 shares are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as certain asset allocation, wrap fee and other similar programs. I-2 shares may also be offered through broker-dealers and other financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Funds. I-2 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder's I-2 shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific I-2 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-2 shares.

I-3 shares of the Funds are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as mutual fund supermarkets or other no transaction fee platforms. I-3 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder's I-3 shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific I-3 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-3 shares.

Administrative Class shares are offered primarily through broker-dealers, other financial firms, and employee benefit plan alliances. Each Fund typically pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Distribution and Servicing (12b-1) Plans

Class A, Class C and Class R Shares. The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the

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Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares ("distribution fees") and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans ("12b-1 Plans") adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

Class A shares pay only servicing fees. Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

Class A	Servicing Fee	Distribution Fee
All Funds	0.25%	0.00%

Class C	Servicing Fee	Distribution Fee
PIMCO Low Duration Income Fund	0.25%	0.30%
All other Funds	0.25%	0.75%

Class R	Servicing Fee	Distribution Fee
All Funds	0.25%	0.25%

Because distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class C and Class R shares do not pay initial sales charges, the distribution fees payable on Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares.

Administrative Class Shares. The Trust has adopted, pursuant to Rule 12b-1 under the 1940 Act, a separate Distribution and Servicing Plan for the Administrative Class shares of the Funds. The Distribution and Servicing Plan permits the Funds to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Administrative Class shares. Most or all of the distribution and service (12b-1) fees are paid to financial firms through which shareholders may purchase or hold shares. Because these fees are paid out of a Fund's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares.

The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each Distribution and Servicing Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

Administrative Class	Distribution and/or Servicing Fee
All Funds	0.25%

Servicing Arrangements

Shares of the Funds may be available through broker-dealers, banks, trust companies, insurance companies and other financial firms that have entered into shareholder servicing arrangements with respect to the Funds. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. These financial firms provide varying investment products, programs, platforms and accounts, through which investors may purchase, redeem and exchange shares of the Funds. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular firm's products, programs, platform and accounts.

PIMCO and/or its affiliates may make payments to financial firms for the shareholder services provided. These payments are made out of PIMCO's resources, including the supervisory and administrative fees paid to PIMCO under the Funds' supervision and administration agreement. The actual services provided by these firms, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the financial firm and/or a percentage of the value of shares held by investors through the firm. Please see the SAI for more information.

These payments may be material to financial firms relative to other compensation paid by the Funds, PIMCO and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service (12b-1) fees, revenue sharing or "shelf space" fees and event support, other non-cash compensation and charitable contributions paid to or at the request of such firms (described below). Also, the payments may differ depending on the Fund or share class and may vary from amounts paid to the Funds' transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not control these financial firms' provision of the services for which they are receiving payments.

These financial firms may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Funds. These additional fees may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each financial firm is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial firms or participants in programs serviced by them should contact the financial firm for information regarding these fees and conditions.

Other Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or "reallowed" to the financial firm, including their financial advisors through which you purchase your shares. With respect to Class C shares, the financial firms are also paid at the time of your purchase a commission of up to 1.00% of your investment in such share class. Please see the SAI for more details.

Revenue Sharing/Marketing Support. The Distributor or PIMCO (for purposes of this subsection only, collectively, "PIMCO") make payments

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Prospectus

and provide other incentives to financial firms as compensation for services such as providing the Funds with "shelf space," or a higher profile for the financial firms' financial advisors and their customers, placing the Funds on the financial firms' preferred or recommended fund list, granting PIMCO access to the financial firms' financial advisors and furnishing marketing support and other specified services. These payments may be significant to the financial firms.

A number of factors are considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or other funds sponsored by PIMCO together or a particular class of shares, during a specified period of time. PIMCO also makes payments to one or more financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the Funds and the quality of the financial firm's relationship with PIMCO and/or its affiliates.

The additional payments described above are made from PIMCO's (or its affiliates') own assets (and sometimes, therefore referred to as "revenue sharing") pursuant to agreements with financial firms and do not change the price paid by investors for the purchase of a Fund's shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds or other PIMCO-sponsored funds. With respect to Class A and Class C shares (and, Class R shares, to the extent a financial firm has a written agreement to receive revenue sharing on Class R shares), except as described in the following paragraph, the level of payments made to a financial firm will vary and generally will not exceed in any billing period the sum of: (a) 0.10% of gross sales of Class A and Class C shares (Class R shares, if applicable) of the Trust and PIMCO Equity Series by such financial firm; and (b) an annual rate of 0.03% of the assets attributable to that financial firm invested in Class A and Class C shares (Class R shares, if applicable) of the funds of the Trust and funds of PIMCO Equity Series (as determined by the contractual arrangement between the parties) (the "10/3 cap"). In certain cases, the payments described in the preceding sentence are subject to minimum payment levels or vary based on the advisory fee or total expense ratio of the relevant Fund(s). In lieu of payments pursuant to the foregoing formula, PIMCO or its affiliates makes, in certain instances, payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formula.

Financial firms with a combined AUM in excess of $5 billion in Class A, Class C and I-2 shares of funds of the Trust and PIMCO Equity Series that have a written agreement with PIMCO to receive revenue sharing payments on the applicable share class (for purposes of this paragraph, "Eligible Firms") are eligible for marketing support payments beyond those described in the preceding paragraph on certain Eligible Assets (as defined below). The total payment in any billing period (as determined by the contractual arrangement between the parties) to any Eligible Firm with an agreement to receive revenue sharing payments on I-2 shares generally shall not exceed 0.05% of the combined Eligible Assets of Class A, Class C and I-2 shares of the funds of the Trust and PIMCO Equity Series. Should any Eligible Firm not collect marketing support on I-2 shares, the total payment to such Eligible Firm generally shall not exceed the greater of: (a) 0.05% of Eligible Assets of Class A and Class C shares of funds of the Trust and funds of PIMCO Equity Series; or (b) the 10/3 cap with respect to Class A and Class C shares only. With respect to the Eligible Firms receiving marketing support payments with respect to I-2 shares pursuant to this paragraph, payments may be lower for particular funds of the Trust or funds of PIMCO Equity Series as compared to other funds of the Trust or funds of PIMCO Equity Series. "Eligible Assets" for purposes of this paragraph are all assets of Class A, Class C and I-2 shares of funds of the Trust and funds of PIMCO Equity Series attributable to such Eligible Firm less any such assets attributable to the Eligible Firm that the Eligible Firm instructs PIMCO in writing to exclude. Although these payments are made from PIMCO's own assets, in some cases the levels of such payments may vary by Fund or share class in relation to advisory fees, total annual operating expenses or other payments made by the Fund or share class to PIMCO. These additional payments by PIMCO may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds.

Model Portfolios. Payments for revenue sharing, in certain circumstances, may also be made to financial firms in connection with the marketing and sale of model portfolios developed by PIMCO or servicing of accounts tracking such model portfolios. Such payments relate to assets under management, the advisory fee, the total expense ratio, or sales of any share class, of the Funds in such PIMCO-developed models. The cap rates set forth under "Revenue Sharing/Marketing Support" above do not apply to payments for the marketing and sale of model portfolios.

Ticket Charges. In addition to revenue sharing payments, PIMCO makes payments to financial firms in connection with certain transaction fees (also referred to as "ticket charges") incurred by the financial firms.

Event Support; Other Non-Cash Compensation; Charitable Contributions. In addition to the payments described above, PIMCO pays and/or reimburses, at its own expense, financial firms' sponsorship and/or attendance at conferences, seminars or informational meetings ("event support"), provides financial firms or their personnel with occasional tickets to events or other entertainment, meals and small gifts or pays or provides reimbursement for reasonable travel and lodging expenses for attendees of PIMCO educational events ("other non-cash compensation"), and makes charitable contributions to valid charitable organizations at the request of financial firms ("charitable contributions") to the extent permitted by applicable law, rules and regulations.

Visits; Training; Education. In addition to the payments described above, wholesaler representatives and employees of PIMCO or its affiliates visit financial firms on a regular basis to educate financial advisors and other personnel about the Funds and to encourage the sale or recommendation of Fund shares to their clients. PIMCO may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a financial firm's financial advisors and other personnel.

Platform Support; Leads; Consultant Services. PIMCO also may make payments or reimbursements to financial firms or their affiliated companies, which may be used for their platform development, maintenance, improvement and/or the availability of services including, but not limited to, platform education and communications, relationship

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management support, development to support new or changing products, eligibility for inclusion on sample fund line-ups, trading or order taking platforms and related infrastructure/technology and/or legal, risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, "platform support"), or for various studies, surveys, industry data, research and information about, and contact information for, particular financial advisors who have sold, or may in the future sell, shares of the Funds or other PIMCO-advised funds (i.e., "leads"). Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Funds with such financial firms' affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Funds or in other products sponsored or distributed by PIMCO or its affiliates. In addition, PIMCO may pay investment consultants or their affiliated companies for certain services including technology, operations, tax, or audit consulting services and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms (collectively, "consultant services").

Payments. Payments for items including event support, platform support, leads and consultant services (but not including certain account services), as well as revenue sharing, are, in certain circumstances, bundled and allocated among these categories in PIMCO's discretion. Portions of such bundled payments allocated by PIMCO to revenue sharing shall remain subject to the percentage limitations on revenue sharing payments disclosed above. The financial firms receiving such bundled payments may characterize or allocate the payments differently from PIMCO's internal allocation.

If investment advisers, distributors or affiliated persons of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial advisors may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial advisors also may have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Fund shares through a financial firm should consult with the shareholder's financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial advisor.

Although the Funds may use financial firms that sell Fund shares to effect transactions for the Funds' portfolios, the Funds and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by PIMCO to financial firms, please see the SAI.

Purchases, Redemptions and Exchanges

The following section provides basic information about how to purchase, redeem and exchange shares of the Funds.

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the SAI, which can be obtained free of charge by written request to the Funds at P.O. Box 219294, Kansas City, MO 64121-9294, visiting pimco.com or by calling 888.87.PIMCO. The SAI provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

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Automated telephone and wire transfer procedures

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Automatic purchase, exchange and withdrawal programs

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A link from your PIMCO Fund account to your bank account

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Special arrangements for tax-qualified retirement plans

■

Investment programs which allow you to reduce or eliminate the initial sales charges

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Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

In addition to the other methods and notwithstanding any limitations described herein, shareholders with eligible Fund direct accounts may purchase Class A and Class C shares, and redeem (sell) and exchange Class A and Class C shares, by accessing their accounts online at pimco.com/MyAccountAccess.  Shareholders with eligible Fund direct accounts in the Institutional class may purchase, redeem (sell) and exchange shares by accessing their accounts online at pimco.com/InstitutionalAccountAccess. Accordingly, an investor must first establish a Fund direct account by completing and mailing the appropriate account application. Online redemptions are not available for all Fund direct accounts because in certain cases, a signature guarantee may be required.

If a shareholder elects to use Account Access to effect transactions for their Fund direct account, the shareholder will be required to establish and use a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. A Fund will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during drastic economic or market changes or during other times when communications may be under unusual stress. Please see the Funds' SAI for additional terms, conditions and considerations.

If a shareholder elects not to use Account Access to view their account or effect transactions, the shareholder should not establish online account access.  If online account access has already been established and the client no longer wants the account accessible online, the client can call 888.87.PIMCO and request to suspend online access.

The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The Trust or the Distributor may lower or waive the minimum initial or subsequent investment for certain categories of investors at their discretion. Please see the SAI for details.

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Purchasing Shares — Class A and Class C

You can purchase Class A or Class C shares of the Funds in the following ways:

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Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm.

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Through the Distributor. You should discuss your investment with your financial advisor before you make a purchase to be sure the Fund is appropriate for you. To make direct investments, your broker-dealer or other financial firm must open an account with the Trust and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

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Investment Minimums — Class A and Class C Shares. The following investment minimums apply for purchases of Class A and Class C shares.

Purchasing Shares — Class R

Eligible plan investors may purchase Class R shares of the Funds at the relevant NAV of that class without a sales charge. See "No Sales Charges — Class R Shares" above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial firm or the Distributor. Specified benefit plans and financial firms may charge for such services.

Specified benefit plans may also purchase Class R shares directly through the Distributor. To make direct investments, a plan administrator must open an account with the Fund and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

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Investment Minimums — Class R Shares. There is no minimum initial or additional investment in Class R shares.

To invest directly by mail, specified benefit plans should send a check payable to the PIMCO Family of Funds, along with a completed Account Application to the Trust by mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight courier to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.

The Funds accept all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to the PIMCO Family of Funds and should clearly indicate the relevant account number. Please call the Funds at 888.87.PIMCO if you have any questions regarding purchases by mail.

The Funds reserve the right to require payment by wire, Automatic Clearing House (ACH) or U.S. bank check. The Funds generally do not accept payments made by cash, money order, temporary/starter checks, third-party checks, credit card checks, traveler's check, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The SAI describes a number of additional ways you can make direct investments, including through the PIMCO Funds Automatic Investment Plan and ACH Network. You can obtain the SAI free of charge from the Funds by written request to the address above, visiting pimco.com or by calling 888.87.PIMCO.

Purchasing Shares — Institutional Class, I-2, I-3 and Administrative Class

Eligible investors may purchase Institutional Class, I-2, I-3 and Administrative Class shares of the Funds at the relevant NAV of that class without a sales charge. See "No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares" above.

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Investment Minimums — Institutional Class, I-2, I-3 and Administrative Class Shares. The following investment minimums apply for purchases of Institutional Class, I-2, I-3 and Administrative Class shares.

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Initial Investment. Investors who wish to invest in Institutional Class and Administrative Class shares may obtain an Account Application online at pimco.com or by calling 888.87.PIMCO. I-2 and I-3 shares are only available through financial firms. See "No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares." The completed Account Application may be submitted using the following methods:

Facsimile: 816.421.2861

Regular Mail:
    PIMCO Funds
    P.O. Box 219024
    Kansas City, MO 64121-9024

Overnight Mail:
     PIMCO Funds
    c/o DST Asset Manager Solutions, Inc.
    430 W. 7th Street, STE 219024
    Kansas City, MO 64105-1407

E-mail: piprocess@dstsystems.com

Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to:

PIMCO Funds c/o State Street Bank & Trust Co.
One Lincoln Street, Boston, MA 02111
ABA: 011000028
DDA: 9905-7432

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ACCT: Investor PIMCO Account Number
FFC: Name of Investor and Name of Fund(s) in which you wish to invest

Before wiring federal funds, the investor must provide order instructions to the Transfer Agent by facsimile at 816.421.2861, by telephone at 888.87.PIMCO or by e-mail at piprocess@dstsystems.com (if an investor elected this option at account opening or subsequently in writing). In order to receive the current day's NAV, order instructions must be received in good order prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) ("NYSE Close"). Instructions must include the name and signature of an authorized person designated on the Account Application ("Authorized Person"), account name, account number, name of Fund and share class and amount being wired. Failure to send the accompanying wire on the same day may result in the cancellation of the order. A wire received without order instructions generally will not be processed and may result in a return of wire; however, PIMCO may determine in its sole discretion to process the order based upon the information contained in the wire.

An investor may place a purchase order for shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by PIMCO or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with the Trust on behalf of its customers.

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Additional Investments. An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by sending a facsimile or e-mail or by calling the Transfer Agent and wiring federal funds as outlined above.  Eligible Institutional Class shareholders may also purchase additional shares online at pimco.com/InstitutionalAccountAccess. Contact your financial firm for information on purchasing additional I-2 or I-3 shares.

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Other Purchase Information. Purchases of a Fund's Institutional Class, I-2, I-3 and Administrative Class shares will be made in full and fractional shares.

Purchasing Shares — Additional Information

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

In the interest of economy and convenience, certificates for shares will not be issued.

Redeeming Shares — Class A and Class C

You can redeem (sell) Class A or Class C shares of the Funds in the following ways:

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Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

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Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Class A and Class C shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

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Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request, you must send the following items to the PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294:

i.

a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

ii.

for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Validation" below;

iii.

any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

iv.

any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 888.87.PIMCO before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request if they are held in "street name" accounts—you must redeem through your financial firm.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Validation" below.

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The SAI describes a number of additional ways you can redeem your shares, including:

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Telephone requests to the Transfer Agent

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Online Account Access

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Expedited wire transfers

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Automatic Withdrawal Plan

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Automated Clearing House (ACH) Network

Unless you specifically elect otherwise, your initial Account Application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and ACH privileges, you must specifically elect the particular option on your Account Application and satisfy certain other requirements. The SAI describes each of these options and provides additional information about selling shares.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial firm, that firm may charge you a commission or other fee for processing your redemption request.

Redeeming Shares — Class R

Class R shares may be redeemed through the investor's plan administrator. Investors do not pay any fees or other charges to the Trust when selling shares, although specified benefit plans and financial firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Trust's Transfer Agent or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial firms will be responsible for furnishing all necessary documentation to the Trust's Transfer Agent and may charge for their services.

Redeeming Shares — Institutional Class and Administrative Class

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Redemptions in Writing. Investors may redeem (sell) Institutional Class and Administrative Class shares by sending a facsimile, written request or e-mail as follows:

Facsimile: 816.421.2861

Regular Mail:
    PIMCO Funds
    P.O. Box 219024
    Kansas City, MO 64121-9024

Overnight Mail:
     PIMCO Funds
    c/o DST Asset Manager Solutions, Inc.
    430 W. 7th Street, STE 219024
    Kansas City, MO 64105-1407

E-mail: piprocess@dstsystems.com

The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed or made by an Authorized Person.

Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions as a procedure designed to confirm that instructions are genuine.

All redemptions, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares—Additional Information."

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Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Institutional Class and Administrative Class shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing him or herself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that shareholders will be unable to redeem their shares by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares - Additional Information."

An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a letter of instruction signed by an Authorized Signer. Shareholders may experience

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delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Redemptions of shares of the PIMCO Senior Floating Rate Fund held less than 30 days may be subject to a redemption fee. See "Redemption Fees" below.

Redemptions Online

An investor may redeem Institutional Class shares through their account online. To access your online account, please log onto pimco.com/InstitutionalAccountAccess and enter your account information and personal identification data.

Redeeming Shares — I-2 and I-3

An investor may redeem (sell) I-2 or I-3 shares through the investor's financial firm.  Investors do not pay any fees or other charges to the Trust when selling I-2 or I-3 shares.  Please contact the financial firm for details.

Redemptions of shares of the PIMCO Senior Floating Rate Fund held less than 30 days may be subject to a redemption fee. See "Redemption Fees" below.

A financial firm is obligated to transmit an investor's redemption orders to the Transfer Agent promptly and is responsible for ensuring that a redemption request is in proper form. The financial firm will be responsible for furnishing all necessary documentation to the Transfer Agent and may charge for its services.

Redemption Fees

Investors in shares of the PIMCO Senior Floating Rate Fund will be subject to a "redemption fee" on redemptions and exchanges of 1.00% of the NAV of the shares redeemed or exchanged. Redemption fees will only be charged on shares redeemed or exchanged within 30 calendar days (the "Holding Period") after their acquisition, including shares acquired through exchanges.

When calculating the redemption fee, shares that are not subject to a redemption fee ("Free Shares"), including, but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fulfill the redemption order, and in cases where a shareholder holds shares acquired on different dates, the first-in/first-out ("FIFO") method will be used to determine which additional shares are being redeemed, and therefore whether a redemption fee is payable. As a result, Free Shares will be redeemed prior to PIMCO Senior Floating Rate Fund shares that are subject to the fee. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the redemption fee to the Fund, depending upon such financial intermediaries' trade processing procedures and systems.

A new Holding Period begins the day following each acquisition of shares through a purchase or exchange (other than a Share Class Conversion (as defined below)). With respect to a Share Class Conversion (as defined below), a shareholder's Holding Period for the class of shares purchased will include the Holding Period of the other class of shares redeemed.

The purpose of redemption fees is to deter excessive, short term trading and other abusive trading practices as described above under "Abusive Trading Practices" and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by "market timers" and other short-term shareholders, thereby insulating longer-term shareholders from such costs. Redemption fees are not paid separately, but are deducted from the amount to be received in connection with a redemption or exchange. The purpose of redemption fees is also to eliminate or reduce so far as practicable any dilution of the value of the outstanding securities issued by the PIMCO Senior Floating Rate Fund. Redemption fees are paid to and retained by the PIMCO Senior Floating Rate Fund to defray certain costs described above and are not paid to or retained by PIMCO or the Distributor. Redemption fees are not sales loads or contingent deferred sales charges.

Waivers of Redemption Fees. In the following situations, the PIMCO Senior Floating Rate Fund has elected not to impose the redemption fee:

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redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

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redemptions or exchanges in connection with a systematic withdrawal plan (including an automatic exchange plan);

■

certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans (see below for details);

■

redemptions or exchanges that are initiated by the sponsor of a program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly;

■

redemptions or exchanges in a discretionary asset allocation or wrap program ("wrap programs") that are made as a result of a full withdrawal from the wrap program;

■

redemptions or exchanges by "Lifestyle Funds" (funds that have a predetermined asset mix tailored to the level of risk and return desired by particular investors) or participant accounts in defined contribution plans utilizing a similar model;

■

redemptions or exchanges in connection with required minimum distributions from a wrap program, an IRA, a participant directed retirement plan, or any other employee benefit plan or account qualified under Section 401 of the Code;

■

redemptions or exchanges in connection with distributions from a 529 plan;

■

involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees;

■

redemptions and exchanges effected by other mutual funds that are sponsored by PIMCO or its affiliates; and

■

otherwise as PIMCO or the Trust may determine in their sole discretion.

Additionally, no redemption fee applies to a redemption of shares of any class of the PIMCO Senior Floating Rate Fund where the entirety of the

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proceeds of such redemption are immediately invested in another share class of the Fund (a "Share Class Conversion").

Applicability of Redemption Fees in Certain Participant- Directed Retirement Plans. Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, forfeiture, hardship withdrawals, or Qualified Domestic Relations Orders; 4) redemptions made by a defined contribution plan in connection with the restructuring of the plan; 5) redemptions made in connection with a participant's termination of employment; or 6) redemptions or exchanges where the application of a redemption fee would cause the Fund, or an asset allocation program of which the Fund is a part, to fail to be considered a "qualified default investment alternative" under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder. Redemption fees generally will apply to other participant-directed redemptions and exchanges.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the PIMCO Senior Floating Rate Fund's shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the PIMCO Senior Floating Rate Fund, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 30 days' notice of any material changes to the redemption fee, unless otherwise permitted by law.

Redeeming Shares — Additional Information

Redemptions of all Classes of Fund shares may be made on any day the NYSE is open, but may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

In addition, a temporary hold may be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term "Specified Adult" refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Following the receipt of a redemption request, redemption proceeds will normally be mailed to the redeeming shareholder within three calendar days or, in the case of wire transfer or ACH redemptions, will normally be sent to the designated bank account within one business day. Institutional Class shareholders may only receive redemption proceeds via wire transfer or ACH redemptions. ACH redemptions may be received by the bank on the second or third business day following a redemption request, but in either case may take up to seven days. In cases where shares have recently been purchased by personal check (Class A, Class C or Class R shareholders only), redemption proceeds may be withheld until the check has been collected, which may take up to 10 calendar days. To avoid such withholding, investors in Class A, Class C or Class R shares should purchase shares by certified or bank check or by wire transfer.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of Authorized Persons designated on the completed Account Application that are required to effect a redemption, and accompanied by a signature validation, as determined in accordance with the Trust's procedures, as more fully described below.

Retirement plan sponsors, participant recordkeeping organizations and other financial firms may also impose their own restrictions, limitations or fees in connection with transactions in the Funds' shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees that are imposed in connection with transactions in Fund shares.

In order to meet redemption requests, the Funds typically expect to use a combination of sales of portfolio assets, holdings of cash and cash equivalents (including cash flows into Funds) and financing transactions (such as reverse repurchase agreements). These methods of meeting redemption requests are expected to be used regularly. The Funds reserve the right to use other types of borrowings and interfund lending. The use of borrowings (such as a line of credit) and interfund lending in order to meet redemption requests is typically expected to be used only during stressed market conditions, if at all. See "Characteristics and Risks of Securities and Investment Techniques—Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings" and the SAI for more information. The Funds' use of redemptions in kind is discussed below.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of

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securities held by a Fund in lieu of cash, which may be in the form of a pro-rata slice of the Fund's portfolio (potentially with certain exclusions and modifications), individual securities or a representative basket of securities, in each case, subject to the Trust's in-kind redemption procedures and related regulatory guidance. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature Validation" below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Validation

When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. When a Medallion signature guarantee or SVP stamp is required, signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program or providing SVP stamps may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact the Transfer Agent for additional details regarding the Funds' signature validation requirements. In addition, PIMCO or the Transfer Agent may reject a Medallion signature guarantee or SVP stamp.

In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application to effect transactions for the organization.

Minimum Account Size

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.

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Class A and Class C. Investors should maintain an account balance in the Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor's balance for the Fund remains below the minimum for three months or longer, the Trust reserves the right (except in the case of employer-sponsored retirement accounts) to redeem an investor's remaining shares and close the Fund account. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator's policies applies. An investor will receive advance notice of the Trust's intention to redeem the investor's shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

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Institutional Class and Administrative Class. If, at any time, an investor's shares in an account do not have a value of at least $100,000 due to redemption by the investor, the Trust reserves the right to redeem an investor's remaining shares and close the Fund account. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator's policies applies. An investor will receive advance notice of the Trust's intention to redeem the investor's shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds' prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by the Trust. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

Exchanging Shares

You may exchange shares of a Fund for the same class of shares of any other fund of the Trust or a fund of PIMCO Equity Series that offers the same class of shares, subject to any restriction on exchanges set forth in the applicable Fund's prospectus. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.

Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the PIMCO Senior Floating Rate Fund held less than 30 days may be subject to a redemption fee. See "Redemption Fees" above. Shares are exchanged on the basis of their respective NAVs, minus the redemption fee, next calculated after your exchange order is received by the Distributor.

Exchanges of Class A and Class C shares are subject to an initial $1,000 minimum (and subsequent $50 minimum) for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Automatic Exchange Plan. Specified benefit plans or financial service firms may impose various fees and charges,

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investment minimums and other requirements with respect to exchanges of Class R shares.

An exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this prospectus and "Taxation" in the SAI.

Eligible investors who maintain their account directly with the Funds may submit a request to exchange Fund shares by accessing their account online.  Eligible direct investors in Class A and Class C shares may access their online account via pimco.com/MyAccountAccess.  Eligible direct investors in Institutional shares may access their online account via pimco.com/InstitutionalAccountAccess.

If you maintain your Class A, Class C or Class R account with the Trust, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or by calling the Funds at 888.87.PIMCO. Exchanges of an amount of $10 million or more must be submitted in writing by an Authorized Person. If you maintain your Institutional Class or Administrative Class shares with the Trust, you may exchange shares by following the redemption procedures for those classes above. If you maintain Class A, Class C, Class R, Institutional Class, I-2, I-3 or Administrative Class shares through an intermediary, please contact the intermediary to conduct your transactions.

Shares of one class of a Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge and other rules, as described in the SAI. If I-2 or I-3 shares are exchanged for Class A shares, a Class A sales charge will not apply.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, Class C and Class R shares.

The SAI provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the SAI free of charge from the Funds by written request to the address above, by visiting pimco.com or by calling 888.87.PIMCO.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations

A purchase order received by the Trust or its designee prior to the NYSE Close, on a day the Trust is open for business, together with payment made in one of the ways described above will be effected at that day's NAV plus any applicable sales charge. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Trust is "open for business" on each day the NYSE is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate a Fund's NAV, in accordance with applicable law. A Fund reserves the right to close if the primary trading markets of the Fund's portfolio instruments are closed and the Fund's management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close trading early, each Fund may close trading early. Purchase orders will be accepted only on days which the Trust is open for business.

A redemption order received by the Trust or its designee prior to the NYSE Close on a day the Trust is open for business, is effective on that day (unless a specific subsequent trade date is provided). A redemption order received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee, minus any applicable sales charge. However, orders received by certain broker-dealers and other financial firms on a business day prior to the NYSE Close and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected on the business day the order was received by the financial firm. The request must properly identify all relevant information such as trade date, account name, account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.

The Trust and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund shares, including with respect to one or more share classes of a Fund. The Trust or the Distributor may reject an order for purchase of Fund shares for any reason or no reason. The sale of shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect the Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent

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purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as "market timing." However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds' investment strategies may expose the Funds to risks associated with market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds' non-U.S. portfolio securities and the determination of the Funds' NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

Except as identified below, to discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders. Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund's investments, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes a redemption fee on shares of the PIMCO Senior Floating Rate Fund redeemed or exchanged within 30 days after their purchase. The purpose of redemption fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests. See "Redemption Fees" above for further information. In certain situations, the PIMCO Senior Floating Rate Fund has elected not to impose redemption fees. See "Waiver of Redemption Fees" above for a discussion on the specific situations in which the PIMCO Senior Floating Rate Fund will not impose redemption fees.

Second, to the extent that there is a delay between a change in the value of a Fund's portfolio holdings and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of a Fund's portfolio securities. See "How Fund Shares Are Priced" below for more information.

Third, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price and may also monitor for any attempts to improperly avoid the imposition of a redemption fee. Notice of such restrictions, if any, will vary according to the particular circumstances. The Trust does not monitor the PIMCO Funds of Funds (as defined below) for purposes of detecting frequent or short-term trading practices with respect to shares of the Funds.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Fund.

Verification of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account:

1.

Name;

2.

Date of birth (for individuals);

3.

Residential or business street address; and

4.

Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your

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account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

How Fund Shares Are Priced

The price of a Fund's shares is based on the Fund's NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class.

On each day that the NYSE is open, Fund shares are ordinarily valued as of the NYSE Close. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds' approved pricing services, quotation reporting systems and other third-party sources (together, "Pricing Services"). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange-traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies (other than exchange-traded funds), a Fund's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument ("zero trigger") between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund's portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will

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be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services' prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Funds' use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Abusive Trading Practices."

Under certain circumstances, the per share NAV of a class of the Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. The following table shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	Declared Daily and Paid Monthly	Declared and Paid Quarterly
All Funds other than the PIMCO Preferred and Capital Securities Fund and PIMCO Credit Opportunities Bond Fund	•
PIMCO Preferred and Capital Securities Fund and PIMCO Credit Opportunities Bond Fund		•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Account Application, by phone, or by submitting a written request, signed by an Authorized Person, indicating the account name, account number, name of Fund and share class. A shareholder may elect to invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Funds which offers that class of shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.

Shares Purchased by Wire: With respect to the Funds whose policy it is to declare dividends daily, dividends will begin to accrue the business day following the day the order is effected or such later date as agreed with the Trust.

Shares Purchased by Check or ACH: With respect to each Fund (except the PIMCO Preferred and Capital Securities Fund and PIMCO Credit Opportunities Bond Fund), the order will be effected at that day's NAV, but dividends will not begin to accrue until the following business day.

With respect to each Fund (except the PIMCO Preferred and Capital Securities Fund and PIMCO Credit Opportunities Bond Fund), if a purchase order is placed through a broker, dealer or other financial firms authorized to settle through the National Securities Clearing Corporation (the "NSCC"), the purchase order will begin accruing dividends the business day following the NSCC settlement date or as agreed upon and as allowed by applicable law.

A Class A, Class C or Class R shareholder may choose from the following distribution options:

■

Reinvest all distributions in additional shares of the same class of the Fund at NAV. You should contact your financial firm (if shares are held through a financial firm) or the Fund's Transfer Agent (if shares are held through a direct account) for details. You do not pay any sales charges on shares received through the reinvestment of Fund distributions. This will be done unless you elect another option.

■

Invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Equity Series which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

■

Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). If the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

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The financial service firm may offer additional distribution reinvestment programs or options. Please contact the firm for details.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in any Fund.

Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive.

■

Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on taxable Fund distributions of taxable income or capital gains whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, taxable Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund taxable dividends (i.e., distributions of investment income) are generally taxable to shareholders as ordinary income. A portion of distributions may be qualified dividends taxable at lower rates for individual shareholders. However, in light of the investment strategies of the Funds, it is not anticipated that a significant portion of the dividends paid by the Funds will be eligible to be reported as qualified dividends. Federal taxes on Fund distributions of gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund's distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes. See "Returns of Capital" below.

Taxable Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

■

Taxes on Redemption or Exchanges of Shares. You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

■

Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

■

Returns of Capital. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

■

Important Tax Reporting Considerations. Your financial intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to automatic withdrawals made after January 1, 2012 or conducted via an automatic withdrawal plan.

If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

■

Backup Withholding. Each Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

■

Foreign Withholding Taxes. A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund's total return on those securities

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would be decreased. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of a Fund's total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, such Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

Foreign shareholders may be subject to U.S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Funds. Additionally, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see "Taxation" in the SAI for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under "Fund Summaries" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies similar to a Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different portfolio management team or strategy, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Significant shareholder purchases and redemptions may adversely impact a Fund's portfolio management. For example, a Fund may be forced to sell a comparatively large portion of its portfolio to meet significant shareholder redemptions, or hold a comparatively large portion of its portfolio in cash due to significant shareholder purchases, in each case when the Fund otherwise would not seek to do so. Such shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase a Fund's transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause a Fund to perform differently than intended. Similarly, significant shareholder purchases may adversely affect a Fund's performance to the extent the Fund is delayed in investing new cash and, as a result, holds a proportionally larger cash position than under ordinary circumstances and such impact may be heightened in funds of funds. While such risks may apply to Funds of any size, such risks are heightened in Funds with fewer assets under management. In addition, new Funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.

More generally, a Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Such large shareholders include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Large shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions may also cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund's portfolio. Such transactions may also increase the Fund's transaction costs, decrease economies of scale, accelerate the realization of taxable income, or otherwise cause the Fund to perform differently than intended. While large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Fund.

Certain PIMCO Funds (the "PIMCO Funds of Funds") invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, which is defined to include the Funds. In some cases, the PIMCO Funds of Funds and certain funds managed by investment advisers affiliated with PIMCO ("Affiliated Funds of Funds") may be the predominant or sole shareholders of a particular Underlying PIMCO Fund, including a Fund. Investment decisions made with respect to the PIMCO Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the

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Underlying PIMCO Funds, including the Funds, with respect to the expenses and investment performance of the Underlying PIMCO Funds. For instance, large purchases or redemptions of shares of an Underlying PIMCO Fund by the PIMCO Funds of Funds and Affiliated Funds of Funds, whether as part of a reallocation or rebalancing strategy or otherwise, may result in the Underlying PIMCO Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund's transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. Additionally, as the PIMCO Funds of Funds and Affiliated Funds of Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, the Underlying PIMCO Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the Underlying PIMCO Funds investment flexibility.

Investment Selection

Certain Funds seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund's investments and capital appreciation, if any, arising from increases in the market value of a Fund's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

■

securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

■

corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

■

mortgage-backed and other asset-backed securities;

■

inflation-indexed bonds issued both by governments and corporations;

■

structured notes, including hybrid or "indexed" securities and event-linked bonds;

■

bank capital and trust preferred securities;

■

loan participations and assignments;

■

delayed funding loans and revolving credit facilities;

■

bank certificates of deposit, fixed time deposits and bankers' acceptances;

■

repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

■

debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

■

obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

■

obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Funds, to the extent permitted by the 1940 Act, or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Similarly, the price of a bond fund with an average duration of fifteen years would be expected to fall approximately 15% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Fund's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are

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supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs.  Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. Under the direction of the Federal Housing Finance Agency, FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the "Single Security Initiative") that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Municipal Bonds

Municipal Bonds are generally issued by states, territories, possessions and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk, uncertainties related to the tax status of a Municipal Bond or the rights of investors invested in these securities. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade. The value of certain municipal securities, in particular general obligation debt, may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, changes in accounting standards and by the phasing out of federal programs providing financial support. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. The types of Municipal Bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Funds may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are Municipal Bonds.

Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

Certain Funds may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. A Fund's investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond a Fund's control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. A Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.

In December 2013, regulators finalized rules implementing Section 619 (the "Volcker Rule") and Section 941 (the "Risk Retention Rules") of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private

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equity fund ("covered fund"), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule's compliance date, which was July 21, 2017.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The PIMCO Senior Floating Rate Fund may invest up to 5% of its total assets in mortgage- or asset-backed securities.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. See "Extension Risk" and "Prepayment Risk" below. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

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Extension Risk. Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

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Prepayment Risk. Mortgage-related and other asset-backed securities are subject to Prepayment Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset backed IO, PO, or inverse floater securities.

Each Fund may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Certain Funds may invest in other asset-backed securities that have been offered to investors.

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Privately Issued Mortgage-Related Securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Privately Issued Mortgage-Related Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial

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mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

Loan Participations and Assignments

Each Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower's obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Reinvestment

Each Fund may be subject to the risk that the returns of a Fund will decline during periods of falling interest rates because the Fund may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates below the Fund's current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing the Fund to invest in lower-yielding securities. A Fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the Fund's portfolio manager believes the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by a Fund from its investments is likely to have an adverse effect on the Fund's NAV, yield and total return.

Focused Investment

To the extent that a Fund focuses its investments in a particular sector, the Fund may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, a Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. A Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.

Bank Capital Securities

There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred securities, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Volatility

Volatility measures the variability in the price of an investment over time. A higher volatility level signifies an investment's value may fluctuate over a larger range within a short period of time, either up or down. A lower volatility level means an investment's value is more likely to change within a narrower range, or less frequently, over time. The more volatile the portfolio holdings of a Fund, the less predictable the returns for a Fund. Higher volatility levels may indicate heightened risk of losses.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield and distressed company securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities and debt securities of distressed companies may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Certain Funds may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on

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predetermined dates (such as the last day of a month or a calendar quarter). Each Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.

Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. Additionally, a Fund may also invest, without limitation, in residual interest bonds. Residual interest bonds are a type of inverse floater. See "Municipal Bonds."

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as "iSTRIPS"). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

Each Fund may invest in convertible securities and equity securities, as well as securities related to equities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. The PIMCO High Yield Spectrum Fund may invest in convertible securities and equity securities, including up to 5% of its total assets in common stock and 15% of its total assets in preferred securities. Convertible securities are generally preferred securities and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing

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security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

While the PIMCO Preferred and Capital Securities Fund will generally invest in equity derivatives, the Fund may invest directly in equity securities, including common stocks, preferred securities, and convertible securities. When investing directly in equity securities, the Fund will not be limited to only those equity securities with any particular weighting in the Fund's benchmark index, if any. Generally, the Fund may consider investing directly in equity securities when derivatives on the underlying securities appear to be overvalued.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred security or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred security or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Preferred Securities

Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in that company. Preferred securities may pay fixed or adjustable rates of return.

Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Among other risks described in this Prospectus, the following issues are particularly associated with investments in preferred and other senior securities.

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Deferral and Omission of Distributions. Preferred and other senior securities may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for a Fund.

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Limited Voting Rights. Preferred and other senior securities generally do not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time.

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Liquidity. Preferred and other senior securities may be less liquid than other securities, including common stock and U.S. government securities. As a result, these securities are subject to the risk that they may be unable to be sold at the time desired by a Fund or at prices approximating the values at which the Fund is carrying the securities on its books. In addition, over longer periods of time, certain types of preferred or other senior securities may become more scarce or less liquid as a result of legislative changes. Such events may negatively affect the prices of securities held by a Fund, which may result in losses to the Fund.

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Regulatory Changes. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred or senior securities.

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Special Redemption Rights. An issuer of preferred or other senior securities may redeem the securities prior to a specified date, which may occur due to changes in tax or securities laws or corporate actions. A redemption by the issuer may negatively impact the return of the preferred security.

In the future, preferred or other senior securities may be offered with features different from those described above, and as such, may entail different risks.

Contingent Convertible Securities

Contingent convertible securities ("CoCos") are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain "triggers." The

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triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution's continued viability as a going-concern. CoCos' unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution's discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer's underlying equity securities following a conversion event (i.e., a "trigger"), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer's applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Surplus Notes

Surplus notes are debt securities typically issued by mutual insurers that count as statutory capital under insurance regulations. Surplus notes are subordinated to policyholder claims. Coupon payments on surplus notes are contractual and typically cumulative, but each coupon and principal payment requires regulatory approval to ensure that the payment does not deplete resources available for paying policyholder claims.

Foreign (Non-U.S.) Securities

Each Fund may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign (non-U.S.) government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. A Fund's investments in foreign (non-U.S.) securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. company's securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the "country of exposure" of such instrument is a non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the "country of exposure" of such money market instrument is a non-U.S. country). A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer.

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Investors should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and

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additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. Each Fund that may invest in foreign (non-U.S.) securities may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument's "country of exposure" is an emerging market country. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies

Direct investments in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political

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developments. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

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Foreign Currency Transactions. Funds that invest in securities denominated in foreign (non-U.S.) currencies may engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund's ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.

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Redenomination. Continuing uncertainty as to the status of the euro and the European Monetary Union (the "EMU") has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets and on the values of a Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to currency risk, liquidity risk and risk of improper valuation to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

There can be no assurance that if a Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw a Fund's investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to ⅓ of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund's total assets. In addition, a Fund may borrow from certain other PIMCO funds in inter-fund lending transactions to the extent permitted by an exemptive order from the SEC.

Derivatives

Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest

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rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Each Fund may invest some or all of its assets in derivative instruments, subject to the Fund's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the SAI.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund's exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund's investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

CPI Swap. A CPI swap is a fixed maturity, over-the-counter derivative transaction in which the investor receives the "realized" rate of inflation as measured by the Consumer Price Index for All Urban Consumers ("CPI") over the life of the swap. The investor in turn pays a fixed annualized rate over the life of the swap. This fixed rate is often referred to as the "breakeven inflation" rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are typically in "bullet" format, where all cash flows are exchanged at maturity. In addition to counterparty risk, CPI swaps are also subject to inflation risk, where the swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of certain derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, a short position in a credit default swap could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund's derivative transactions, or impede the employment of the Fund's derivatives strategies, or adversely affect the Fund's performance.

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Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange-traded fund would not correlate perfectly with the index upon which the exchange-traded fund is based because the fund's return is net of fees and expenses. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, many of the Funds offered in this prospectus seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a Fund, or derivatives or other strategies used by a Fund, from achieving a desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the NAV of Fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests; (iv) a Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Investments in a Wholly Owned Subsidiary

Investments in the Subsidiary are expected to provide the PIMCO Preferred and Capital Securities Fund with exposure to newly-issued Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act of 1933. The Subsidiary is advised by PIMCO, and has the same investment objective as the PIMCO Preferred and Capital Securities Fund. While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act.

In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the PIMCO Preferred and Capital Securities Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the PIMCO Preferred and Capital Securities Fund. Changes in the laws of the United States and/or the Cayman Islands could adversely affect the performance of the PIMCO Preferred and Capital Securities Fund and/or the Subsidiary and result in the PIMCO Preferred and Capital Securities Fund underperforming its benchmark index.

Regulation S Securities

The PIMCO Preferred and Capital Securities Fund may invest in the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act of 1933. Offerings of Regulation S Securities may be conducted outside of the United States. Because Regulation S Securities are subject to legal or contractual restrictions on resale, certain Regulation S Securities may be considered illiquid. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by the PIMCO Preferred and Capital Securities Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of

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properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

Exchange-Traded Notes (ETNs)

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or "earmarked" to cover these positions. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security's price appreciates in value such that the security's price is above the agreed-upon price on the settlement date.

Investment in Other Investment Companies

Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. A Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.

Each Fund may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, and certain other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, each Fund may, in the future, elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Small-Cap and Mid-Cap Companies

Certain Funds may invest in equity securities of small-capitalization and mid-capitalization companies. The Funds consider a small-cap company to be a company with a market capitalization of up to $1.5 billion and a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion. Investments in small-cap and mid-cap companies involve greater risk than investments in large-capitalization companies. Small-and mid-cap companies may not have an established financial history, which can present valuation challenges. The equity securities of small- and mid-cap companies may be subject to increased market fluctuations, due to less liquid

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markets and more limited managerial and financial resources. A Fund's investment in small- and mid-cap companies may increase the volatility of the Fund's portfolio.

Short Sales

A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. When making a short sale (other than a "short sale against the box"), a Fund must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.  A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Investments

Each Fund may invest up to 15% of its net assets (taken at the time of investment) in illiquid investments that are assets. Certain illiquid investments may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid investments, and transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. The term "illiquid investments" for this purpose means investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid (i.e., classified by the Fund in a liquidity category other than "illiquid" pursuant to the Fund's liquidity risk management procedures), although they may be relatively less liquid than registered securities traded on established secondary markets. Additional discussion of illiquid investments and related regulatory limits and requirements is available under "Investment Objectives and Policies" in the SAI.

Fund Distribution Rates

Although certain Funds may seek to maintain level distributions, such Funds' distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund's distribution rate or that the rate will be sustainable in the future.

For instance, during periods of low or declining interest rates, a Fund's distributable income and dividend levels may decline for many reasons. For example, the Fund may have to deploy uninvested assets (whether from purchases of Fund shares, proceeds from matured, traded or called debt obligations or other sources) in new, lower yielding instruments. Additionally, payments from certain instruments that may be held by a Fund (such as variable and floating rate securities) may be negatively impacted by declining interest rates, which may also lead to a decline in the Fund's distributable income and dividend levels.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Fund bears the risk of such investments.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, a Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of a Fund's portfolio) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. Please see a Fund's "Fund Summary—Portfolio Turnover" or the "Financial Highlights" in this prospectus for the portfolio turnover rates of the Funds that were operational during the last fiscal year.

Temporary Defensive Positions

For temporary defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

From time to time, as the prevailing market and interest rate environments warrant, and at the discretion of its portfolio manager, some portion of a Fund's total net assets may be uninvested. In such cases, Fund assets will be

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	83

PIMCO Funds

held in cash in a Fund's custody account. Cash assets are generally not income-generating and would impact a Fund's performance.

Changes in Investment Objectives and Policies

The investment objectives of each of the PIMCO Preferred and Capital Securities, PIMCO Credit Opportunities Bond, PIMCO Low Duration Income, PIMCO High Yield Spectrum, PIMCO Income, PIMCO Long-Term Credit Bond and PIMCO Senior Floating Rate Funds are non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objectives of each other Fund are fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Each of the PIMCO Preferred and Capital Securities, PIMCO High Yield Spectrum, PIMCO Long-Term Credit Bond and PIMCO Senior Floating Rate Funds has adopted a non-fundamental investment policy, and the PIMCO High Yield Fund has adopted a fundamental investment policy, to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term "assets" means net assets plus the amount of any borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines, in its sole discretion, that the security is of comparable quality to a rated security that the Fund may purchase. In making ratings determinations, PIMCO may take into account different factors than those taken into account by rating agencies, and PIMCO's rating of a security may differ from the rating that a rating agency may have given the same security. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

Cyber Security

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund's digital information systems (e.g., through "hacking" or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Fund's third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund's investment to lose value.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund's ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

84	PROSPECTUS | PIMCO FUNDS

Prospectus

Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or a class commenced operations. Certain information reflects financial results for a single Fund share. Because Class A shares of the PIMCO Long-Term Credit Bond Fund, I-3 shares of the PIMCO Credit Opportunities Bond Fund, and Class C shares of the PIMCO Preferred and Capital Securities Fund had not commenced operations during the periods shown, financial performance information is not provided for those share classes. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is available free of charge by calling the Trust at the phone number on the back of this prospectus. The annual report is also available for download free of charge on the Trust's Web site at pimco.com. Note: All footnotes to the financial highlights table appear at the end of the tables.

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
PIMCO Credit Opportunities Bond Fund
Institutional Class
03/31/2019	$10.08	$0.46	$(0.19)	$0.27	$(0.45)	$0.00	$0.00	$(0.45)	$9.90	2.77%	$289,576	0.93%	0.93%	0.90%	0.90%	4.60%	110%
03/31/2018	10.04	0.38	0.06	0.44	(0.40)	0.00	0.00	(0.40)	10.08	4.38	353,288	0.91	0.91	0.90	0.90	3.72	100
03/31/2017	9.32	0.44	0.59	1.03	(0.31)	0.00	0.00	(0.31)	10.04	11.23	342,617	0.91	0.91	0.90	0.90	4.50	146
03/31/2016	10.02	0.35	(0.72)	(0.37)	(0.26)	(0.07)	0.00	(0.33)	9.32	(3.77)	349,267	0.93	0.93	0.90	0.90	3.56	110
03/31/2015	10.62	0.25	(0.07)	0.18	(0.40)	(0.38)	0.00	(0.78)	10.02	1.77	783,382	0.90	0.90	0.90	0.90	2.31	148
I-2
03/31/2019	$10.05	$0.45	$(0.20)	$0.25	$(0.44)	$0.00	$0.00	$(0.44)	$9.86	2.58%	$47,743	1.03%	1.03%	1.00%	1.00%	4.51%	110%
03/31/2018	10.01	0.38	0.05	0.43	(0.39)	0.00	0.00	(0.39)	10.05	4.33	58,119	1.01	1.01	1.00	1.00	3.71	100
03/31/2017	9.30	0.42	0.60	1.02	(0.31)	0.00	0.00	(0.31)	10.01	11.10	28,172	1.01	1.01	1.00	1.00	4.25	146
03/31/2016	10.01	0.34	(0.73)	(0.39)	(0.25)	(0.07)	0.00	(0.32)	9.30	(3.97)	16,832	1.03	1.03	1.00	1.00	3.44	110
03/31/2015	10.61	0.26	(0.08)	0.18	(0.40)	(0.38)	0.00	(0.78)	10.01	1.75	42,103	1.00	1.00	1.00	1.00	2.49	148
Class A
03/31/2019	$10.10	$0.42	$(0.20)	$0.22	$(0.41)	$0.00	$0.00	$(0.41)	$9.91	2.24%	$23,099	1.33%	1.33%	1.30%	1.30%	4.20%	110%
03/31/2018	10.06	0.35	0.05	0.40	(0.36)	0.00	0.00	(0.36)	10.10	4.03	30,228	1.31	1.31	1.30	1.30	3.41	100
03/31/2017	9.34	0.42	0.58	1.00	(0.28)	0.00	0.00	(0.28)	10.06	10.79	10,740	1.31	1.31	1.30	1.30	4.30	146
03/31/2016	10.06	0.32	(0.74)	(0.42)	(0.23)	(0.07)	0.00	(0.30)	9.34	(4.21)	15,498	1.33	1.33	1.30	1.30	3.24	110
03/31/2015	10.66	0.22	(0.08)	0.14	(0.36)	(0.38)	0.00	(0.74)	10.06	1.38	19,566	1.30	1.30	1.30	1.30	2.08	148
Class C
03/31/2019	$9.96	$0.34	$(0.19)	$0.15	$(0.33)	$0.00	$0.00	$(0.33)	$9.78	1.63%	$5,834	2.08%	2.08%	2.05%	2.05%	3.45%	110%
03/31/2018	9.94	0.26	0.05	0.31	(0.29)	0.00	0.00	(0.29)	9.96	3.13	7,532	2.06	2.06	2.05	2.05	2.58	100
03/31/2017	9.26	0.33	0.58	0.91	(0.23)	0.00	0.00	(0.23)	9.94	9.91	6,835	2.06	2.06	2.05	2.05	3.43	146
03/31/2016	9.98	0.24	(0.72)	(0.48)	(0.17)	(0.07)	0.00	(0.24)	9.26	(4.83)	7,188	2.08	2.08	2.05	2.05	2.45	110
03/31/2015	10.59	0.15	(0.09)	0.06	(0.29)	(0.38)	0.00	(0.67)	9.98	0.62	10,531	2.05	2.05	2.05	2.05	1.45	148
PIMCO Diversified Income Fund
Institutional Class
03/31/2019	$10.77	$0.37	$0.20	$0.57	$(0.48)	$0.00	$0.00	$(0.48)	$10.86	5.45%	$2,627,609	0.79%	0.79%	0.75%	0.75%	3.45%	105%
03/31/2018	10.78	0.37	0.14	0.51	(0.51)	0.00	(0.01)	(0.52)	10.77	4.75	2,558,977	0.77	0.77	0.75	0.75	3.36	146
03/31/2017	10.15	0.47	0.68	1.15	(0.52)	0.00	0.00	(0.52)	10.78	11.53	2,383,388	0.77	0.77	0.76	0.76	4.42	156
03/31/2016	10.89	0.49	(0.47)	0.02	(0.70)	(0.06)	0.00	(0.76)	10.15	0.27	1,876,489	0.76	0.76	0.75	0.75	4.71	99
03/31/2015	11.63	0.49	(0.07)	0.42	(0.63)	(0.53)	0.00	(1.16)	10.89	3.85	2,132,087	0.76	0.76	0.75	0.75	4.27	59
I-2
03/31/2019	$10.77	$0.35	$0.20	$0.55	$(0.46)	$0.00	$0.00	$(0.46)	$10.86	5.34%	$169,410	0.89%	0.89%	0.85%	0.85%	3.35%	105%
03/31/2018	10.78	0.35	0.15	0.50	(0.50)	0.00	(0.01)	(0.51)	10.77	4.64	129,856	0.87	0.87	0.85	0.85	3.25	146
03/31/2017	10.15	0.46	0.68	1.14	(0.51)	0.00	0.00	(0.51)	10.78	11.42	84,476	0.87	0.87	0.86	0.86	4.27	156
03/31/2016	10.89	0.48	(0.47)	0.01	(0.69)	(0.06)	0.00	(0.75)	10.15	0.17	53,679	0.86	0.86	0.85	0.85	4.63	99
03/31/2015	11.63	0.49	(0.08)	0.41	(0.62)	(0.53)	0.00	(1.15)	10.89	3.74	50,087	0.86	0.86	0.85	0.85	4.25	59
I-3
04/27/2018 - 03/31/2019	$10.72	$0.35	$0.22	$0.57	$(0.43)	$0.00	$0.00	$(0.43)	$10.86	5.47%	$3,619	0.94%*	0.99%*	0.90%*	0.95%*	3.55%*	105%
Administrative Class
03/31/2019	$10.77	$0.36	$0.18	$0.54	$(0.45)	$0.00	$0.00	$(0.45)	$10.86	5.19%	$155,936	1.04%	1.04%	1.00%	1.00%	3.36%	105%
03/31/2018	10.78	0.34	0.14	0.48	(0.48)	0.00	(0.01)	(0.49)	10.77	4.49	10,049	1.02	1.02	1.00	1.00	3.12	146
03/31/2017	10.15	0.44	0.68	1.12	(0.49)	0.00	0.00	(0.49)	10.78	11.25	12,535	1.02	1.02	1.01	1.01	4.09	156
03/31/2016	10.89	0.47	(0.47)	0.00	(0.68)	(0.06)	0.00	(0.74)	10.15	0.02	8,983	1.01	1.01	1.00	1.00	4.47	99
03/31/2015	11.63	0.47	(0.07)	0.40	(0.61)	(0.53)	0.00	(1.14)	10.89	3.59	9,663	1.01	1.01	1.00	1.00	4.14	59
Class A
03/31/2019	$10.77	$0.32	$0.20	$0.52	$(0.43)	$0.00	$0.00	$(0.43)	$10.86	5.03%	$251,911	1.19%	1.19%	1.15%	1.15%	3.04%	105%
03/31/2018	10.78	0.32	0.14	0.46	(0.46)	0.00	(0.01)	(0.47)	10.77	4.33	260,394	1.17	1.17	1.15	1.15	2.97	146

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	86-87

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
03/31/2017	10.15	0.43	0.68	1.11	(0.48)	0.00	0.00	(0.48)	10.78	11.09	167,491	1.17	1.17	1.16	1.16	4.02	156
03/31/2016	10.89	0.45	(0.47)	(0.02)	(0.66)	(0.06)	0.00	(0.72)	10.15	(0.13)	146,814	1.16	1.16	1.15	1.15	4.32	99
03/31/2015	11.63	0.45	(0.07)	0.38	(0.59)	(0.53)	0.00	(1.12)	10.89	3.44	161,337	1.16	1.16	1.15	1.15	3.95	59
Class C
03/31/2019	$10.77	$0.24	$0.20	$0.44	$(0.35)	$0.00	$0.00	$(0.35)	$10.86	4.25%	$73,261	1.94%	1.94%	1.90%	1.90%	2.29%	105%
03/31/2018	10.78	0.24	0.14	0.38	(0.38)	0.00	(0.01)	(0.39)	10.77	3.56	82,085	1.92	1.92	1.90	1.90	2.22	146
03/31/2017	10.15	0.35	0.68	1.03	(0.40)	0.00	0.00	(0.40)	10.78	10.26	104,368	1.92	1.92	1.91	1.91	3.29	156
03/31/2016	10.89	0.37	(0.47)	(0.10)	(0.58)	(0.06)	0.00	(0.64)	10.15	(0.88)	103,810	1.91	1.91	1.90	1.90	3.57	99
03/31/2015	11.63	0.37	(0.08)	0.29	(0.50)	(0.53)	0.00	(1.03)	10.89	2.67	121,179	1.91	1.91	1.90	1.90	3.21	59
PIMCO High Yield Fund
Institutional Class
03/31/2019	$8.72	$0.46	$0.07	$0.53	$(0.47)	$0.00	$0.00	$(0.47)	$8.78	6.27%	$6,741,939	0.59%	0.59%	0.55%	0.55%	5.30%	21%
03/31/2018	8.90	0.43	(0.15)	0.28	(0.44)	0.00	(0.02)	(0.46)	8.72	3.07	6,133,889	0.57	0.57	0.55	0.55	4.84	25
03/31/2017	8.37	0.46	0.55	1.01	(0.48)	0.00	0.00	(0.48)	8.90	12.30	8,595,555	0.56	0.56	0.55	0.55	5.26	31
03/31/2016	9.24	0.48	(0.63)	(0.15)	(0.49)	(0.22)	(0.01)	(0.72)	8.37	(1.61)	6,806,263	0.56	0.56	0.55	0.55	5.48	32
03/31/2015	9.73	0.52	(0.24)	0.28	(0.58)	(0.19)	0.00	(0.77)	9.24	3.06	7,991,337	0.56	0.56	0.55	0.55	5.49	39
I-2
03/31/2019	$8.72	$0.45	$0.07	$0.52	$(0.46)	$0.00	$0.00	$(0.46)	$8.78	6.16%	$355,451	0.69%	0.69%	0.65%	0.65%	5.20%	21%
03/31/2018	8.90	0.43	(0.16)	0.27	(0.43)	0.00	(0.02)	(0.45)	8.72	2.97	354,057	0.67	0.67	0.65	0.65	4.75	25
03/31/2017	8.37	0.45	0.55	1.00	(0.47)	0.00	0.00	(0.47)	8.90	12.19	453,711	0.66	0.66	0.65	0.65	5.19	31
03/31/2016	9.24	0.46	(0.62)	(0.16)	(0.48)	(0.22)	(0.01)	(0.71)	8.37	(1.71)	1,335,978	0.66	0.66	0.65	0.65	5.33	32
03/31/2015	9.73	0.51	(0.24)	0.27	(0.57)	(0.19)	0.00	(0.76)	9.24	2.96	460,918	0.66	0.66	0.65	0.65	5.39	39
I-3
04/27/2018 - 03/31/2019	$8.73	$0.42	$0.05	$0.47	$(0.42)	$0.00	$0.00	$(0.42)	$8.78	5.57%	$3,991	0.74%*	0.79%*	0.70%*	0.75%*	5.21%*	21%
Administrative Class
03/31/2019	$8.72	$0.43	$0.08	$0.51	$(0.45)	$0.00	$0.00	$(0.45)	$8.78	6.00%	$449,135	0.84%	0.84%	0.80%	0.80%	5.03%	21%
03/31/2018	8.90	0.41	(0.16)	0.25	(0.41)	0.00	(0.02)	(0.43)	8.72	2.82	558,261	0.82	0.82	0.80	0.80	4.63	25
03/31/2017	8.37	0.44	0.55	0.99	(0.46)	0.00	0.00	(0.46)	8.90	12.02	371,840	0.81	0.81	0.80	0.80	5.02	31
03/31/2016	9.24	0.46	(0.64)	(0.18)	(0.46)	(0.22)	(0.01)	(0.69)	8.37	(1.86)	356,143	0.81	0.81	0.80	0.80	5.25	32
03/31/2015	9.73	0.50	(0.24)	0.26	(0.56)	(0.19)	0.00	(0.75)	9.24	2.81	416,586	0.81	0.81	0.80	0.80	5.24	39
Class A
03/31/2019	$8.72	$0.43	$0.07	$0.50	$(0.44)	$0.00	$0.00	$(0.44)	$8.78	5.90%	$710,419	0.94%	0.94%	0.90%	0.90%	4.95%	21%
03/31/2018	8.90	0.41	(0.17)	0.24	(0.40)	0.00	(0.02)	(0.42)	8.72	2.72	806,919	0.92	0.92	0.90	0.90	4.53	25
03/31/2017	8.37	0.43	0.55	0.98	(0.45)	0.00	0.00	(0.45)	8.90	11.91	560,870	0.91	0.91	0.90	0.90	4.92	31
03/31/2016	9.24	0.45	(0.64)	(0.19)	(0.45)	(0.22)	(0.01)	(0.68)	8.37	(1.96)	625,380	0.91	0.91	0.90	0.90	5.14	32
03/31/2015	9.73	0.49	(0.24)	0.25	(0.55)	(0.19)	0.00	(0.74)	9.24	2.70	767,460	0.91	0.91	0.90	0.90	5.14	39
Class C
03/31/2019	$8.72	$0.36	$0.07	$0.43	$(0.37)	0.00	$0.00	$(0.37)	$8.78	5.11%	$106,785	1.69%	1.69%	1.65%	1.65%	4.20%	21%
03/31/2018	8.90	0.33	(0.15)	0.18	(0.34)	0.00	(0.02)	(0.36)	8.72	1.95	141,943	1.67	1.67	1.65	1.65	3.74	25
03/31/2017	8.37	0.37	0.54	0.91	(0.38)	0.00	0.00	(0.38)	8.90	11.08	316,646	1.66	1.66	1.65	1.65	4.17	31
03/31/2016	9.24	0.39	(0.64)	(0.25)	(0.39)	(0.22)	(0.01)	(0.62)	8.37	(2.69)	348,796	1.66	1.66	1.65	1.65	4.40	32
03/31/2015	9.73	0.42	(0.24)	0.18	(0.48)	(0.19)	0.00	(0.67)	9.24	1.94	455,179	1.66	1.66	1.65	1.65	4.39	39
Class R
03/31/2019	$8.72	$0.41	$0.07	$0.48	$(0.42)	0.00	$0.00	$(0.42)	$8.78	5.64%	$31,064	1.19%	1.19%	1.15%	1.15%	4.70%	21%
03/31/2018	8.90	0.38	(0.16)	0.22	(0.38)	0.00	(0.02)	(0.40)	8.72	2.46	31,988	1.17	1.17	1.15	1.15	4.27	25
03/31/2017	8.37	0.41	0.55	0.96	(0.43)	0.00	0.00	(0.43)	8.90	11.63	33,473	1.16	1.16	1.15	1.15	4.67	31
03/31/2016	9.24	0.43	(0.64)	(0.21)	(0.43)	(0.22)	(0.01)	(0.66)	8.37	(2.20)	32,612	1.16	1.16	1.15	1.15	4.89	32
03/31/2015	9.73	0.47	(0.24)	0.23	(0.53)	(0.19)	0.00	(0.72)	9.24	2.45	41,953	1.16	1.16	1.15	1.15	4.88	39
PIMCO High Yield Spectrum Fund
Institutional Class
03/31/2019	$9.78	$0.57	$(0.07)	$0.50	$(0.57)	$0.00	$0.00	$(0.57)	$9.71	5.36%	$603,647	0.63%	0.63%	0.60%	0.60%	5.93%	26%
03/31/2018	9.93	0.55	(0.14)	0.41	(0.30)	0.00	(0.26)	(0.56)	9.78	4.15	655,038	0.62	0.62	0.60	0.60	5.53	24
03/31/2017	9.22	0.58	0.77	1.35	(0.64)	0.00	0.00	(0.64)	9.93	14.98	1,505,442	0.61	0.61	0.60	0.60	5.92	35
03/31/2016	10.15	0.60	(0.83)	(0.23)	(0.66)	(0.04)	0.00	(0.70)	9.22	(2.20)	1,673,680	0.61	0.61	0.60	0.60	6.29	30
03/31/2015	11.09	0.66	(0.50)	0.16	(0.66)	(0.44)	0.00	(1.10)	10.15	1.69	1,890,637	0.61	0.61	0.60	0.60	6.19	34
I-2
03/31/2019	$9.78	$0.56	$(0.06)	$0.50	$(0.57)	$0.00	$0.00	$(0.57)	$9.71	5.26%	$193,934	0.73%	0.73%	0.70%	0.70%	5.85%	26%
03/31/2018	9.93	0.54	(0.14)	0.40	(0.29)	0.00	(0.26)	(0.55)	9.78	4.05	150,910	0.72	0.72	0.70	0.70	5.45	24
03/31/2017	9.22	0.57	0.77	1.34	(0.63)	0.00	0.00	(0.63)	9.93	14.87	142,214	0.71	0.71	0.70	0.70	5.82	35
03/31/2016	10.15	0.59	(0.83)	(0.24)	(0.65)	(0.04)	0.00	(0.69)	9.22	(2.29)	128,077	0.71	0.71	0.70	0.70	6.20	30
03/31/2015	11.09	0.65	(0.50)	0.15	(0.65)	(0.44)	0.00	(1.09)	10.15	1.59	64,836	0.71	0.71	0.70	0.70	6.09	34
I-3
04/27/2018 - 03/31/2019	$9.81	$0.52	$(0.10)	$0.42	$(0.52)	$0.00	$0.00	$(0.52)	$9.71	4.45%	$2,142	0.78%*	0.83%*	0.75%*	0.80%*	5.91%*	26%
Class A

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	88-89

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
03/31/2019	$9.78	$0.54	$(0.07)	$0.47	$(0.54)	$0.00	$0.00	$(0.54)	$9.71	5.00%	$63,446	0.98%	0.98%	0.95%	0.95%	5.58%	26%
03/31/2018	9.93	0.52	(0.14)	0.38	(0.27)	0.00	(0.26)	(0.53)	9.78	3.79	83,841	0.97	0.97	0.95	0.95	5.21	24
03/31/2017	9.22	0.54	0.77	1.31	(0.60)	0.00	0.00	(0.60)	9.93	14.58	43,592	0.96	0.96	0.95	0.95	5.55	35
03/31/2016	10.15	0.57	(0.83)	(0.26)	(0.63)	(0.04)	0.00	(0.67)	9.22	(2.54)	18,560	0.96	0.96	0.95	0.95	5.94	30
03/31/2015	11.09	0.63	(0.50)	0.13	(0.63)	(0.44)	0.00	(1.07)	10.15	1.33	17,739	0.96	0.96	0.95	0.95	5.84	34
Class C
03/31/2019	$9.78	$0.47	$(0.07)	$0.40	$(0.47)	$0.00	$0.00	$(0.47)	$9.71	4.22%	$8,118	1.73%	1.73%	1.70%	1.70%	4.83%	26%
03/31/2018	9.93	0.44	(0.14)	0.30	(0.19)	0.00	(0.26)	(0.45)	9.78	3.02	10,506	1.72	1.72	1.70	1.70	4.44	24
03/31/2017	9.22	0.47	0.77	1.24	(0.53)	0.00	0.00	(0.53)	9.93	13.73	9,777	1.71	1.71	1.70	1.70	4.81	35
03/31/2016	10.15	0.50	(0.83)	(0.33)	(0.56)	(0.04)	0.00	(0.60)	9.22	(3.26)	6,123	1.71	1.71	1.70	1.70	5.19	30
03/31/2015	11.09	0.55	(0.50)	0.05	(0.55)	(0.44)	0.00	(0.99)	10.15	0.58	9,605	1.71	1.71	1.70	1.70	5.10	34
PIMCO Income Fund (Consolidated)
Institutional Class
03/31/2019	$12.21	$0.56	$(0.10)	$0.46	$(0.67)	$0.00	$0.00	$(0.67)	$12.00	3.91%	$61,701,317	1.05%	1.05%	0.50%	0.50%	4.71%	472%
03/31/2018	12.24	0.56	0.08	0.64	(0.67)	0.00	0.00	(0.67)	12.21	5.27	52,201,634	0.72 (c)	0.72 (c)	0.48 (c)	0.48 (c)	4.51	266
03/31/2017	11.77	0.57	0.57	1.14	(0.58)	0.00	(0.09)	(0.67)	12.24	9.90	33,638,113	0.48	0.48	0.45	0.45	4.73	190
03/31/2016	12.40	0.47	(0.18)	0.29	(0.91)	(0.01)	0.00	(0.92)	11.77	2.48	22,362,456	0.45	0.45	0.45	0.45	3.90	52
03/31/2015	12.47	0.54	0.19	0.73	(0.77)	(0.03)	0.00	(0.80)	12.40	5.98	17,154,519	0.45	0.45	0.45	0.45	4.26	164
I-2
03/31/2019	$12.21	$0.55	$(0.11)	$0.44	$(0.65)	$0.00	$0.00	$(0.65)	$12.00	3.80%	$26,387,730	1.15%	1.15%	0.60%	0.60%	4.60%	472%
03/31/2018	12.24	0.54	0.08	0.62	(0.65)	0.00	0.00	(0.65)	12.21	5.17	25,015,439	0.82 (d)	0.82 (d)	0.58 (d)	0.58 (d)	4.41	266
03/31/2017	11.77	0.56	0.56	1.12	(0.56)	0.00	(0.09)	(0.65)	12.24	9.79	16,623,094	0.58	0.58	0.55	0.55	4.63	190
03/31/2016	12.40	0.46	(0.18)	0.28	(0.90)	(0.01)	0.00	(0.91)	11.77	2.37	10,598,545	0.55	0.55	0.55	0.55	3.80	52
03/31/2015	12.47	0.52	0.20	0.72	(0.76)	(0.03)	0.00	(0.79)	12.40	5.89	8,305,727	0.55	0.55	0.55	0.55	4.12	164
I-3
04/27/2018 - 03/31/2019	$12.10	$0.52	$(0.03)	$0.49	$(0.59)	$0.00	$0.00	$(0.59)	$12.00	4.24%	$408,716	1.20%*	1.25%*	0.65%*	0.70%*	4.75%*	472%
Administrative Class
03/31/2019	$12.21	$0.53	$(0.10)	$0.43	$(0.64)	$0.00	$0.00	$(0.64)	$12.00	3.65%	$417,229	1.30%	1.30%	0.75%	0.75%	4.46%	472%
03/31/2018	12.24	0.52	0.09	0.61	(0.64)	0.00	0.00	(0.64)	12.21	5.01	401,440	0.97 (c)	0.97 (c)	0.73 (c)	0.73 (c)	4.26	266
03/31/2017	11.77	0.54	0.57	1.11	(0.55)	0.00	(0.09)	(0.64)	12.24	9.64	343,576	0.73	0.73	0.70	0.70	4.47	190
03/31/2016	12.40	0.44	(0.18)	0.26	(0.88)	(0.01)	0.00	(0.89)	11.77	2.22	273,019	0.70	0.70	0.70	0.70	3.66	52
03/31/2015	12.47	0.50	0.20	0.70	(0.74)	(0.03)	0.00	(0.77)	12.40	5.74	213,959	0.70	0.70	0.70	0.70	3.97	164
Class A
03/31/2019	$12.21	$0.51	$(0.10)	$0.41	$(0.62)	$0.00	$0.00	$(0.62)	$12.00	3.49%	$21,103,370	1.45%	1.45%	0.90%	0.90%	4.29%	472%
03/31/2018	12.24	0.51	0.08	0.59	(0.62)	0.00	0.00	(0.62)	12.21	4.85	25,214,615	1.12 (e)	1.12 (e)	0.88 (e)	0.88 (e)	4.16	266
03/31/2017	11.77	0.53	0.56	1.09	(0.53)	0.00	(0.09)	(0.62)	12.24	9.47	8,940,045	0.88	0.88	0.85	0.85	4.36	190
03/31/2016	12.40	0.42	(0.18)	0.24	(0.86)	(0.01)	0.00	(0.87)	11.77	2.06	7,101,561	0.85	0.85	0.85	0.85	3.50	52
03/31/2015	12.47	0.48	0.20	0.68	(0.72)	(0.03)	0.00	(0.75)	12.40	5.58	5,509,496	0.85	0.85	0.85	0.85	3.86	164
Class C
03/31/2019	$12.21	$0.42	$(0.10)	$0.32	$(0.53)	$0.00	$0.00	$(0.53)	$12.00	2.72%	$8,344,530	2.20%	2.20%	1.65%	1.65%	3.55%	472%
03/31/2018	12.24	0.41	0.08	0.49	(0.52)	0.00	0.00	(0.52)	12.21	4.07	9,122,805	1.87 (e)	1.87 (e)	1.63 (e)	1.63 (e)	3.35	266
03/31/2017	11.77	0.43	0.57	1.00	(0.44)	0.00	(0.09)	(0.53)	12.24	8.68	7,916,026	1.63	1.63	1.60	1.60	3.60	190
03/31/2016	12.40	0.33	(0.18)	0.15	(0.77)	(0.01)	0.00	(0.78)	11.77	1.28	6,480,609	1.60	1.60	1.60	1.60	2.75	52
03/31/2015	12.47	0.39	0.21	0.60	(0.64)	(0.03)	0.00	(0.67)	12.40	4.87	5,081,593	1.60	1.60	1.60	1.60	3.10	164
Class R
03/31/2019	$12.21	$0.48	$(0.10)	$0.38	$(0.59)	$0.00	$0.00	$(0.59)	$12.00	3.23%	$489,890	1.70%	1.70%	1.15%	1.15%	4.06%	472%
03/31/2018	12.24	0.48	0.08	0.56	(0.59)	0.00	0.00	(0.59)	12.21	4.59	449,900	1.37 (e)	1.37 (e)	1.13 (e)	1.13 (e)	3.86	266
03/31/2017	11.77	0.49	0.57	1.06	(0.50)	0.00	(0.09)	(0.59)	12.24	9.20	324,987	1.13	1.13	1.10	1.10	4.07	190
03/31/2016	12.40	0.39	(0.18)	0.21	(0.83)	(0.01)	0.00	(0.84)	11.77	1.80	204,389	1.10	1.10	1.10	1.10	3.26	52
03/31/2015	12.47	0.45	0.21	0.66	(0.70)	(0.03)	0.00	(0.73)	12.40	5.34	106,551	1.10	1.10	1.10	1.10	3.58	164
PIMCO Long-Term Credit Bond Fund
Institutional Class
03/31/2019	$11.83	$0.49	$0.08	$0.57	$(0.49)	$(0.15)	$(0.07)	$(0.71)	$11.69	5.20%	$3,576,056	0.79%	0.79%	0.55%	0.55%	4.33%	133%
03/31/2018	11.63	0.53	0.25	0.78	(0.58)	0.00	0.00	(0.58)	11.83	6.76	3,309,210	0.85	0.85	0.55	0.55	4.43	96
03/31/2017	11.40	0.56	0.32	0.88	(0.60)	0.00	(0.05)	(0.65)	11.63	7.79	2,805,317	0.72	0.72	0.55	0.55	4.70	114
03/31/2016	13.27	0.61	(0.87)	(0.26)	(0.80)	(0.81)	0.00	(1.61)	11.40	(1.24)	3,037,689	0.65	0.65	0.55	0.55	5.15	124
03/31/2015	12.24	0.63	1.17	1.80	(0.77)	0.00	0.00	(0.77)	13.27	15.04	3,644,226	0.58	0.58	0.55	0.55	4.88	71
I-2
03/31/2019	$11.83	$0.48	$0.08	$0.56	$(0.48)	$(0.15)	$(0.07)	$(0.70)	$11.69	5.10%	$71,189	0.89%	0.89%	0.65%	0.65%	4.23%	133%
03/31/2018	11.63	0.52	0.25	0.77	(0.57)	0.00	0.00	(0.57)	11.83	6.66	54,410	0.95	0.95	0.65	0.65	4.34	96
03/31/2017	11.40	0.54	0.33	0.87	(0.59)	0.00	(0.05)	(0.64)	11.63	7.68	41,527	0.82	0.82	0.65	0.65	4.56	114
03/31/2016	13.27	0.60	(0.87)	(0.27)	(0.79)	(0.81)	0.00	(1.60)	11.40	(1.34)	77,072	0.75	0.75	0.65	0.65	5.03	124
03/31/2015	12.24	0.62	1.17	1.79	(0.76)	0.00	0.00	(0.76)	13.27	14.93	150,740	0.68	0.68	0.65	0.65	4.80	71

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	90-91

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
PIMCO Low Duration Income Fund
Institutional Class
03/31/2019	$8.56	$0.30	$0.01	$0.31	$(0.29)	$0.00	$0.00	$(0.29)	$8.58	3.70%	$1,682,347	0.58%	0.59%	0.50%	0.51%	3.55%	207%
03/31/2018	8.46	0.27	0.09	0.36	(0.26)	0.00	0.00	(0.26)	8.56	4.29	705,766	0.50	0.55	0.46	0.51	3.21	128
03/31/2017	7.67	0.35	0.74	1.09	(0.30)	0.00	0.00	(0.30)	8.46	14.45	95,776	0.61 (f)	0.62 (f)	0.55 (f)	0.56 (f)	4.23	243
03/31/2016	8.26	0.36	(0.55)	(0.19)	(0.40)	0.00	0.00	(0.40)	7.67	(2.38)	77,614	0.56	0.56	0.55	0.55	4.52	118
03/31/2015	8.85	0.38	(0.54)	(0.16)	(0.43)	0.00	0.00	(0.43)	8.26	(1.93)	290,420	0.57	0.57	0.55	0.55	4.30	65
I-2
03/31/2019	$8.56	$0.30	$0.00	$0.30	$(0.28)	$0.00	$0.00	$(0.28)	$8.58	3.60%	$1,854,130	0.68%	0.69%	0.60%	0.61%	3.49%	207%
03/31/2018	8.46	0.26	0.09	0.35	(0.25)	0.00	0.00	(0.25)	8.56	4.19	509,577	0.60	0.65	0.56	0.61	3.10	128
03/31/2017	7.67	0.32	0.76	1.08	(0.29)	0.00	0.00	(0.29)	8.46	14.34	55,138	0.71 (g)	0.72 (g)	0.65 (g)	0.66 (g)	3.85	243
03/31/2016	8.26	0.36	(0.56)	(0.20)	(0.39)	0.00	0.00	(0.39)	7.67	(2.49)	18,959	0.66	0.66	0.65	0.65	4.41	118
03/31/2015	8.85	0.38	(0.55)	(0.17)	(0.42)	0.00	0.00	(0.42)	8.26	(2.02)	149,593	0.67	0.67	0.65	0.65	4.38	65
I-3
04/27/2018 - 03/31/2019	$8.54	$0.29	$0.01	$0.30	$(0.26)	$0.00	$0.00	$(0.26)	$8.58	3.56%	$39,161	0.73%*	0.79%*	0.65%*	0.71%*	3.69%*	207%
Class A
03/31/2019	$8.56	$0.27	$0.01	$0.28	$(0.26)	$0.00	$0.00	$(0.26)	$8.58	3.29%	$1,056,714	0.98%	0.99%	0.90%	0.91%	3.16%	207%
03/31/2018	8.46	0.23	0.09	0.32	(0.22)	0.00	0.00	(0.22)	8.56	3.87	533,327	0.90	0.95	0.86	0.91	2.70	128
03/31/2017	7.67	0.31	0.75	1.06	(0.27)	0.00	0.00	(0.27)	8.46	14.00	169,743	1.01 (h)	1.02 (h)	0.95 (h)	0.96 (h)	3.77	243
03/31/2016	8.26	0.33	(0.55)	(0.22)	(0.37)	0.00	0.00	(0.37)	7.67	(2.77)	115,209	0.96	0.96	0.95	0.95	4.14	118
03/31/2015	8.85	0.35	(0.55)	(0.20)	(0.39)	0.00	0.00	(0.39)	8.26	(2.32)	168,542	0.97	0.97	0.95	0.95	4.08	65
Class C
03/31/2019	$8.56	$0.24	$0.01	$0.25	$(0.23)	$0.00	$0.00	$(0.23)	$8.58	2.98%	$190,628	1.28%	1.29%	1.20%	1.21%	2.85	207%
03/31/2018	8.46	0.20	0.10	0.30	(0.20)	0.00	0.00	(0.20)	8.56	3.56	101,717	1.20	1.25	1.16	1.21	2.34	128
03/31/2017	7.67	0.29	0.75	1.04	(0.25)	0.00	0.00	(0.25)	8.46	13.65	85,943	1.31 (h)	1.32 (h)	1.25 (h)	1.26 (h)	3.53	243
03/31/2016	8.26	0.31	(0.56)	(0.25)	(0.34)	0.00	0.00	(0.34)	7.67	(3.06)	85,141	1.26	1.26	1.25	1.25	3.84	118
03/31/2015	8.85	0.33	(0.55)	(0.22)	(0.37)	0.00	0.00	(0.37)	8.26	(2.61)	119,253	1.27	1.27	1.25	1.25	3.77	65
PIMCO Preferred and Capital Securities Fund (Consolidated)
Institutional Class
03/31/2019	$10.31	$0.46	$(0.18)	$0.28	$(0.59)	$(0.01)	$(0.01)	$(0.61)	$9.98	2.83%	$259,798	0.82%	0.91%	0.81%	0.90%	4.58%	57%
03/31/2018	10.22	0.41	0.43	0.84	(0.72)	(0.03)	0.00	(0.75)	10.31	8.28	119,949	0.80	0.87	0.80	0.87	3.94	151
03/31/2017	9.44	0.46	0.94	1.40	(0.62)	0.00	0.00	(0.62)	10.22	15.22	60,707	0.80	0.87	0.80	0.87	4.62	123
04/13/2015 - 03/31/2016	10.00	0.40	(0.58)	(0.18)	(0.31)	0.00	(0.07)	(0.38)	9.44	(1.82)	27,417	0.79 *	1.14 *	0.79 *	1.14 *	4.21 *	209
I-2
03/31/2019	$10.30	$0.45	$(0.18)	$0.27	$(0.58)	$(0.01)	$(0.01)	$(0.60)	$9.97	2.76%	$130,385	0.92%	1.01%	0.91%	1.00%	4.51%	57%
03/31/2018	10.21	0.40	0.43	0.83	(0.71)	(0.03)	0.00	(0.74)	10.30	8.27	36,539	0.90	0.97	0.90	0.97	3.82	151
03/31/2017	9.45	0.42	0.96	1.38	(0.62)	0.00	0.00	(0.62)	10.21	14.92	6,002	0.90	0.97	0.90	0.97	4.19	123
04/13/2015 - 03/31/2016	10.00	0.40	(0.57)	(0.17)	(0.31)	0.00	(0.07)	(0.38)	9.45	(1.77)	361	0.89 *	1.24 *	0.89 *	1.24 *	4.22 *	209
I-3
04/27/2018 - 03/31/2019	$10.32	$0.43	$(0.19)	$0.24	$(0.59)	$(0.01)	$(0.01)	$(0.61)	$9.95	2.49%	$11,782	0.97%*	1.11%*	0.96%*	1.10%*	4.79%*	57%
Class A
03/31/2019	$10.29	$0.43	$(0.19)	$0.24	$(0.56)	$(0.01)	$(0.01)	$(0.58)	$9.95	2.50%	$119,215	1.17%	1.26%	1.16%	1.25%	4.29%	57%
03/31/2018	10.22	0.38	0.42	0.80	(0.70)	(0.03)	0.00	(0.73)	10.29	7.88	35,464	1.15	1.22	1.15	1.22	3.63	151
03/31/2017	9.43	0.42	0.95	1.37	(0.58)	0.00	0.00	(0.58)	10.22	14.79	1,954	1.15	1.22	1.15	1.22	4.22	123
04/13/2015 - 03/31/2016	10.00	0.37	(0.58)	(0.21)	(0.29)	0.00	(0.07)	(0.36)	9.43	(2.10)	2,375	1.14 *	1.49 *	1.14 *	1.49 *	3.97 *	209
PIMCO Senior Floating Rate Fund
Institutional Class
03/31/2019	$9.90	$0.41	$(0.14)	$0.27	$(0.44)	$0.00	$0.00	$(0.44)	$9.73	2.74%	$171,645	0.75%	0.75%	0.70%	0.70%	4.15%	42%
03/31/2018	9.94	0.35	0.01	0.36	(0.38)	0.00	(0.02)	(0.40)	9.90	3.66	1,269,665	0.72	0.72	0.70	0.70	3.55	34
03/31/2017	9.65	0.35	0.31	0.66	(0.37)	0.00	0.00	(0.37)	9.94	6.96	1,148,303	0.74	0.74	0.70	0.70	3.53	19
03/31/2016	10.07	0.37	(0.41)	(0.04)	(0.37)	0.00	(0.01)	(0.38)	9.65	(0.34)	789,164	0.72	0.72	0.70	0.70	3.71	31
03/31/2015	10.24	0.37	(0.14)	0.23	(0.38)	(0.02)	0.00	(0.40)	10.07	2.27	2,340,115	0.71	0.71	0.70	0.70	3.62	33
I-2
03/31/2019	$9.90	$0.42	$(0.16)	$0.26	$(0.43)	$0.00	$0.00	$(0.43)	$9.73	2.64%	$38,809	0.85%	0.85%	0.80%	0.80%	4.25%	42%
03/31/2018	9.94	0.34	0.01	0.35	(0.37)	0.00	(0.02)	(0.39)	9.90	3.56	22,172	0.82	0.82	0.80	0.80	3.47	34
03/31/2017	9.65	0.34	0.31	0.65	(0.36)	0.00	0.00	(0.36)	9.94	6.85	13,970	0.84	0.84	0.80	0.80	3.44	19
03/31/2016	10.07	0.36	(0.40)	(0.04)	(0.37)	0.00	(0.01)	(0.38)	9.65	(0.44)	12,493	0.82	0.82	0.80	0.80	3.61	31
03/31/2015	10.24	0.35	(0.13)	0.22	(0.37)	(0.02)	0.00	(0.39)	10.07	2.17	22,696	0.81	0.81	0.80	0.80	3.47	33
Class A
03/31/2019	$9.90	$0.39	$(0.15)	$0.24	$(0.41)	$0.00	$0.00	$(0.41)	$9.73	2.44%	$89,364	1.05%	1.05%	1.00%	1.00%	4.02%	42%
03/31/2018	9.94	0.32	0.01	0.33	(0.35)	0.00	(0.02)	(0.37)	9.90	3.35	94,579	1.02	1.02	1.00	1.00	3.24	34
03/31/2017	9.65	0.32	0.31	0.63	(0.34)	0.00	0.00	(0.34)	9.94	6.63	87,065	1.04	1.04	1.00	1.00	3.24	19

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	92-93

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
03/31/2016	10.07	0.34	(0.40)	(0.06)	(0.35)	0.00	(0.01)	(0.36)	9.65	(0.63)	64,230	1.02	1.02	1.00	1.00	3.42	31
03/31/2015	10.24	0.33	(0.13)	0.20	(0.35)	(0.02)	0.00	(0.37)	10.07	1.97	95,000	1.01	1.01	1.00	1.00	3.28	33
Class C
03/31/2019	$9.90	$0.32	$(0.16)	$0.16	$(0.33)	$0.00	$0.00	$(0.33)	$9.73	1.68%	$46,421	1.80%	1.80%	1.75%	1.75%	3.27%	42%
03/31/2018	9.94	0.25	0.00	0.25	(0.27)	0.00	(0.02)	(0.29)	9.90	2.58	44,916	1.77	1.77	1.75	1.75	2.48	34
03/31/2017	9.65	0.25	0.31	0.56	(0.27)	0.00	0.00	(0.27)	9.94	5.84	55,559	1.79	1.79	1.75	1.75	2.49	19
03/31/2016	10.07	0.26	(0.40)	(0.14)	(0.27)	0.00	(0.01)	(0.28)	9.65	(1.38)	53,921	1.77	1.77	1.75	1.75	2.67	31
03/31/2015	10.24	0.26	(0.14)	0.12	(0.27)	(0.02)	0.00	(0.29)	10.07	1.21	76,405	1.76	1.76	1.75	1.75	2.53	33

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations.  See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective October 2, 2017, the Class's supervisory and administrative fee was increased by 0.05% to an annual rate of 0.25%.
(d)	Effective October 2, 2017, the Class's supervisory and administrative fee was increased by 0.05% to an annual rate of 0.35%.
(e)	Effective October 2, 2017, the Class's supervisory and administrative fee was increased by 0.05% to an annual rate of 0.40%.
(f)	Effective January 23, 2017, the Class's supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.20%.
(g)	Effective January 23, 2017, the Class's supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.30%.
(h)	Effective January 23, 2017, the Class's supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	94-95

PIMCO Funds

Appendix A
Description of Securities Ratings

The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, Standard & Poor's or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by Standard & Poor's or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, Standard & Poor's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Global Long-Term Rating Scale

Ratings assigned on Moody's global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporations, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Medium-Term Note Program Ratings

Moody's assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody's assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Global Short-Term Rating Scale
Ratings assigned on Moody's global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

A-1	PROSPECTUS | PIMCO FUNDS

Prospectus

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

National Scale Long-Term Ratings

Moody's long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody's assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.

Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.

Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.

National Scale Short-Term Ratings
Moody's short-term NSRs are opinions of the ability of issuers in a given country, relative to other domestic issuers, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody's global ratings.

There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.

In each specific country, the first two letters indicate the country in which the issuer is located (e.g., BR-1 through BR-4 for Brazil).

N-1: Issuers rated N-1 have the strongest ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-2: Issuers rated N-2 have an above average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-3: Issuers rated N-3 have an average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-4: Issuers rated N-4 have a below average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa. National scale short-term ratings of AR-5 and AR-6 may also be applied to Argentine obligations.

Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	A-2

PIMCO Funds

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' ("S&P") analysis of the following considerations:

■

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;

■

Nature and provisions of the financial obligation and the promise S&P imputes; and

■

Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely weaken the obligor's capacity to meet its financial commitments on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated ‘BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The ‘CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D' if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested and there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from ‘AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated

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Prospectus

with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capcity to meet its financial commitments on the obligation.

B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D' if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+' or ‘A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+').

Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L: Ratings qualified with ‘L' apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim: Preliminary ratings, with the ‘prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

■

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

■

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

■

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

■

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

■

A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (no longer applied or outstanding)

*:This symbol that indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	A-4

PIMCO Funds

long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer's bonds were deemed taxable. Discontinued use in January 2001.

G: The letter 'G' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer's published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer's management and therefore, could have been based on less comprehensive information than ratings without a 'pi' suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd's Syndicate Assessments.

pr: The letters ‘pr' indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A ‘q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r' modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P discontinued the use of the ‘r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch Ratings

Long-Term Credit Ratings
Investment Grade
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings ("IDRs"). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity's relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. ‘AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. ‘BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk.

CC: Very high levels of credit risk.

C: Near default.

A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C' category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
or

c. the formal announcement by the issuer or their agent of a distressed debt exchange;

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted default. ‘RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

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Prospectus

d. ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. For example, the rating category 'AA' has three notch-specific rating levels ('AA+'; 'AA'; 'AA-'; each a rating level). Such suffixes are not added to the ‘AAA' rating and ratings below the 'CCC' category.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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PIMCO Funds

Appendix B
Financial Firm-Specific Sales Charge Waivers and Discounts

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial firm, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial firm to receive such waivers or discounts.

The following descriptions of sales charge waivers and discounts for a particular financial firm and class(es) of shares set forth information provided by the financial firm that the firm has represented is current as of the date of this prospectus. These waivers or discounts, which may vary from those disclosed elsewhere in the prospectus, are subject to change. The Funds will update this Appendix periodically based on information provided by the applicable financial firm. Neither the Funds, the Investment Adviser nor PIMCO Investments LLC supervises the implementation of these waivers or discounts or verifies the firms' administration of these waivers or discounts.

In all instances, it is an investor's responsibility to notify the financial firm of any facts that may qualify the investor for sales charge waivers or discounts. Please contact your financial firm for more information regarding the sales charge waivers and discounts available to you and the firm's related policies and procedures.

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares of Funds purchased through the Merrill Edge Self-Directed platform

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in the this prospectus

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a certain fee based account or platform (applicable to A and C shares only)

Class A shares sold as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI:

Front-end Sales Load Waivers on Class A Shares available at Ameriprise Financial

B-1	PROSPECTUS | PIMCO FUNDS

Prospectus

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial's platform (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,  401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds' prospectus or SAI. For more information regarding the waivers described below, as well as other information regarding mutual fund fees, please see the "Mutual Fund Features, Share Classes and Compensation" brochure available on the Morgan Stanley Wealth Management website.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules.
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
Shares purchased through a Morgan Stanley self-directed brokerage account.

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management's share class conversion program.

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity's affiliates ("Raymond James") platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end sales load waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James and their family members as designated by Raymond James.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class as determined by Raymond James) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and the procedures of Raymond James. More information regarding mutual fund shares purchased through a Raymond James platform or account, including the conversion described above, can be found in the Mutual Fund Investing disclosures available on the Raymond James website.

CDSC Waivers on Class A and C Shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund's prospectus or SAI.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.
Front-end Load Discounts available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	B-2

PIMCO Funds

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Beginning on or after May 1, 2020, shareholders purchasing Fund shares through an Edward D. Jones & Co. ("Edward Jones") commission or fee-based platform are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Edward Jones

Shares purchased or exchanged by associates of Edward Jones and its affiliates and their family members who have accounts grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups," as determined by Edward Jones under its policies and procedures).  This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good standing and remains eligible consistent with Edward Jones' policies.

Shares purchased through an Edward Jones fee-based program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

Shares purchased from the proceeds of redeemed shares of the same fund family, provided (1) the proceeds are from the sale of shares within 60 days of the purchase, and (2) the sale and purchase are made in the same share class and the same account, or the purchase is made in an IRA with proceeds from liquidations in a non-retirement account

Shares exchanged into Class A shares from another share class so long as the exchange is into the same Fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

Exchanges from Class C shares to Class A shares of the same Fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones
CDSC Waivers on Class A and Class C Shares available at Edward Jones
Death or disability of the shareholder
Shares sold, in an amount that does not exceed 10% per year of the account value, as part of a systematic withdrawal plan as described in this prospectus
Return of excess contributions from an IRA.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable Internal Revenue Service regulations

Shares sold to pay Edward Jones fees or costs but only if the transaction is initiated by Edward Jones
Shares exchanged in an Edward Jones fee-based program
Shares acquired through net asset value reinstatement
Front-end Charge Discounts Available at Edward Jones: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts for the purchase of Class A shares, are determined by taking into account shares held in all share classes (except any money market funds and retirement plan share classes) of the mutual fund family held by a shareholder or others in the same pricing group. This includes all share classes held on the Edward Jones platform and/or held on another platform. Eligible fund family assets may be included in the ROA calculation only if the shareholder notifies his or her financial advisor of such assets at the time of calculation.

Letters of Intent (LOI), which allow for sales charge and breakpoint discounts based on intended purchases within a fund family, through Edward Jones, over a 13-month period from the date Edward Jones receives the LOI. Eligible fund family assets may be included in the LOI calculation only if the shareholder notifies his or her financial advisor of such assets at the time of calculation.

Other Important Information related to Edward Jones
Minimum Purchase Amounts ■ $250 initial purchase minimum ■ $50 subsequent purchase minimum

Edward Jones has the right to redeem at its discretion Fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in Edward Jones' policy:

■

A fee-based account held on an Edward Jones platform

■

A 529 account held on an Edward Jones platform

■

An account with an active systematic investment plan or LOI

At any time it deems necessary, Edward Jones has the authority to exchange at net asset value a shareholder's holdings in a Fund to Class A shares

Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC ("Janney") brokerage account, you will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

B-3	PROSPECTUS | PIMCO FUNDS

Prospectus

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same Fund pursuant to Janney's policies and procedures.
CDSC Waivers on Class A and C Shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation ("ROA"), and/or letters of intent
Breakpoints as described in the Fund's Prospectus.

ROA, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. ("OPCO") platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 plan
Shares purchased through an OPCO affiliated investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family)

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

A shareholder in the Fund's Class C shares purchased prior to July 1, 2015 will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO. More information regarding mutual fund shares purchased through an OPCO platform or account, including the conversion described above, can be found in the disclosures available on the OPCO website.

Employees and registered representatives of OPCO or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and C Shares available at OPCO
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code as described in the prospectus
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or the SAI

Front-End Sales Charge Waivers on Class A Shares available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same Fund
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird according to its policies and procedures

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	B-4

PIMCO Funds

Shares purchased from the proceeds of redemptions from a fund of the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

A shareholder in the Fund's Class C shares will have their share converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares available at Baird
Shares sold due to death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Shares bought due to returns of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund's prospectus

Shares sold to pay Baird fees but only if the transaction is initiated by Baird
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts available at Baird: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser's household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of the fund family through Baird, over a 13-month period of time

B-5	PROSPECTUS | PIMCO FUNDS

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT

DST Asset Manager Solutions, Inc.
Institutional Class, I-2, I-3, Administrative Class — 430 W. 7th Street, STE 219204, Kansas City, MO 64105-1407
Class A, Class C, Class R — P.O. Box 219294, Kansas City, MO 64121-9294

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1900 K Street N.W., Washington, D.C. 20006

For further information about the PIMCO Funds, call 888.87.PIMCO or visit our Web site at pimco.com.

PIMCO FUNDS
650 Newport Center Drive
Newport Beach, CA 92660

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

The SAI contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the SAI.

You may get free copies of any of these materials or request other information about a Fund by calling the Trust at 888.87.PIMCO (888.877.4626) or by writing to:

PIMCO Funds
650 Newport Center Drive
Newport Beach, CA 92660

Daily updates on the NAV of a Fund may be obtained by calling 1-888-87-PIMCO.

You may access reports and other information about the Trust on the EDGAR Database on the Commission's Web site at www.sec.gov. You may get copies of additional information about the Trust, including its SAI, with payment of a duplication fee, by e-mailing your request to publicinfo@sec.gov.

You can also visit our web site at pimco.com for additional information about the Funds, including the SAI and the annual and semi-annual reports, which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-05028	PF0003_042920

PIMCO Funds
Prospectus
July 31, 2019 (as supplemented April 29, 2020)
Equity-Related Strategy Funds
	Inst	I-2	I-3	Admin	A	C	R
PIMCO RAE Fundamental Advantage PLUS Fund	PFATX	PFAPX	—	—	PTFAX	—	—
PIMCO RAE Low Volatility PLUS EMG Fund	PLVLX	—	—	—	—	—	—
PIMCO RAE Low Volatility PLUS Fund	PILVX	—	—	—	PXLVX	—	—
PIMCO RAE Low Volatility PLUS International Fund	PLVTX	PLVZX	—	—	—	—	—
PIMCO RAE PLUS EMG Fund	PEFIX	PEFPX	—	—	PEFFX	PEFCX	—
PIMCO RAE PLUS Fund	PXTIX	PIXPX	PXTNX	PXTAX	PIXAX	PIXCX	—
PIMCO RAE PLUS International Fund	PTSIX	PTIPX	—	—	PTSOX	—	—
PIMCO RAE PLUS Small Fund	PCFIX	PCCPX	—	—	PCFAX	PCFEX	—
PIMCO RAE Worldwide Long/Short PLUS Fund	PWLIX	PWLMX	—	—	PWLBX	PWLEX	—
PIMCO StocksPLUS® Absolute Return Fund	PSPTX	PTOPX	PSPNX	—	PTOAX	PSOCX	—
PIMCO StocksPLUS® Fund	PSTKX	PSKPX	PSTNX	PPLAX	PSPAX	PSPCX	PSPRX
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PISIX	PIUHX	PISNX	—	PIPAX	PIPCX	—
PIMCO StocksPLUS® International Fund (Unhedged)	PSKIX	PPLPX	PSKNX	—	PPUAX	PPUCX	—
PIMCO StocksPLUS® Long Duration Fund	PSLDX	—	—	—	—	—	—
PIMCO StocksPLUS® Short Fund	PSTIX	PSPLX	PSNNX	—	PSSAX	PSSCX	—
PIMCO StocksPLUS® Small Fund	PSCSX	PCKPX	PSNSX	PCKTX	PCKAX	PCKCX	—

As with other mutual funds, neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

PIMCO RAE Fundamental Advantage PLUS Fund

Investment Objective

The Fund seeks maximum total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 81 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class A
Management Fees	0.89%	0.99%	1.04%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Other Expenses(1)	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	0.98%	1.08%	1.38%

1 "Other Expenses" include interest expense of 0.09%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses are 0.89%,  0.99% and 1.29% for Institutional Class, I-2 and Class A shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2 or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$100	$312	$542	$1,201
I-2	$110	$343	$595	$1,317
Class A	$510	$796	$1,102	$1,970

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$510	$796	$1,102	$1,970

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 408% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective under normal circumstances by obtaining long exposure to a portfolio of stocks ("RAE US Large Model Portfolio") and short exposure to the S&P 500 Index ("S&P 500"), and complementing this equity market neutral exposure with absolute return bond alpha strategy ("AR Bond Alpha Strategy"). The RAE US Large Model Portfolio stocks are selected by the Fund's sub-adviser, Research Affiliates ("Sub-Adviser"), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Large Model Portfolio and short positions in swaps and futures are used to obtain exposure to the S&P 500. The Fund's strategy of maintaining long exposure to the RAE US Large Model Portfolio and short exposure to the S&P 500 can be characterized as "market neutral" because the long and the short exposures are intended to offset one another producing a net equity exposure that is approximately zero. At the same time, the Fund is designed to deliver the relative appreciation (or depreciation) of the RAE US Large Model Portfolio over the S&P 500.

The Sub-Adviser uses the RAE® methodology for portfolio construction. The RAE® methodology is a rules-based model that applies a non-capitalization method of creating and weighting a model portfolio of equity securities, within a defined market, and seeks to eliminate the potential overweighting of overpriced equity securities and underweighting of underpriced equity securities associated with market-capitalization equity indexes. Selections are further refined through the use of additional analytic measures and processes designed to achieve enhanced risk-adjusted returns including measures of financial health and adjustments that take momentum into account, among other factors. Actual stock positions in the RAE US Large Model Portfolio, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The RAE® methodology's systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocation

PIMCO FUNDS | PROSPECTUS	1

PIMCO RAE Fundamental Advantage PLUS Fund

determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule.

The Fund typically will seek to simultaneously gain long exposure to RAE US Large Model Portfolio and short exposure to the S&P 500, each in an amount, under normal circumstances, approximately equal to the Fund's net assets. The Sub-Adviser provides investment advisory services in connection with the Fund's swap-based exposure to the RAE US Large Model Portfolio by, among other things, providing PIMCO, or counterparties designated by PIMCO, with the RAE US Large Model Portfolio for purposes of developing equity total return swaps based on the RAE US Large Model Portfolio. In a typical swap agreement, the Fund will receive the total return of the RAE US Large Model Portfolio from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon short term interest rate. The Fund will typically invest in short S&P 500 futures and/or total return swaps that provide the inverse of the total return of the S&P 500 index plus a short term interest rate.

Because the RAE US Large Model Portfolio is a proprietary portfolio, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or if swap pricing is unattractive or for other reasons, the Fund may invest in other instruments, "baskets" of stocks, or individual securities to replicate the performance of the RAE US Large Model Portfolio relative to the S&P 500.

The Fund seeks to maintain long exposure to the RAE US Large Model Portfolio and short exposure to the S&P 500 even when the value of the RAE US Large Model Portfolio is underperforming relative to the S&P 500.

In managing the Fund's investments in the AR Bond Alpha Strategy, PIMCO seeks to outperform any residual net cost of obtaining long exposure to the RAE US Large Model Portfolio and short exposure to the S&P 500, thereby enhancing the Fund's total return and return versus the benchmark (sometimes referred to as "alpha"). The AR Bond Alpha Strategy invests in a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The AR Bond Alpha Strategy is not designed to systematically provide bond market exposure, although the returns may (or may not) be positively correlated with the returns of the bond market.

The AR Bond Alpha Strategy seeks to maintain an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's market forecasts among other factors. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. In addition to duration, the AR Bond Alpha Strategy has flexibility with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a bond market index benchmark.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO. The Fund may also invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. With respect to the AR Bond Alpha Strategy, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund will normally limit its exposure (from non-U.S. dollar-denominated securities or currencies) to each non-U.S. currency to 10% of its total assets. The Fund will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. In addition, under certain conditions, generally in a market where RAE US Large Model Portfolio underperforms relative to the S&P 500 and/or where the AR Bond Alpha Strategy underperforms short-term interest rates, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in securities designed to replicate the benchmark. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are

2	PROSPECTUS | PIMCO FUNDS

Prospectus

considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Model Risk: the risk that the Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	3

PIMCO RAE Fundamental Advantage PLUS Fund

information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-2 shares (June 30, 2010), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. The Lipper Alternative Equity Market Neutral Funds Average is a total return performance average of funds tracked by Lipper, Inc. that employ portfolio strategies generating consistent returns in both up and down markets by selecting positions with a total net market exposure of zero.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is -1.52%. For the periods shown in the bar chart, the highest quarterly return was 11.64% in the Q2 2009, and the lowest quarterly return was -5.13% in the Q3 2011.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-1.83%	-0.55%	3.65%
Institutional Class Return After Taxes on Distributions(1)	-2.05%	-1.88%	1.06%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-1.08%	-1.00%	1.86%
I-2 Return Before Taxes	-2.02%	-0.63%	3.54%
Class A Return Before Taxes	-5.95%	-1.68%	2.82%
3 Month USD LIBOR Index (reflects no deductions for fees, expenses or taxes)	2.20%	0.92%	0.69%
Lipper Alternative Equity Market Neutral Funds Average (reflects no deductions for taxes)	-0.65%	1.10%	1.79%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Research Affiliates serves as the Fund's sub-adviser. The Fund's portfolio is jointly and primarily managed by Robert D. Arnott, Christopher J. Brightman, Mohsen Fahmi, Bryan Tsu and Jing Yang. Mr. Arnott is the Chairman and Founder of Research Affiliates. Mr. Brightman is the Chief Investment Officer of Research Affiliates. Mr. Fahmi is a Managing Director of PIMCO, and Mr. Tsu and Ms. Yang are Executive Vice Presidents of PIMCO. Messrs. Arnott and Fahmi have jointly and primarily managed the Fund since September 2014, Mr. Brightman has jointly and primarily managed the Fund since July 2017, and Mr. Tsu and Ms. Yang have jointly and primarily managed the Fund since July 2018.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 65 of this prospectus.

4	PROSPECTUS | PIMCO FUNDS

PIMCO RAE Low Volatility PLUS EMG Fund

Investment Objective

The Fund seeks total return which exceeds that of its benchmark.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Inst Class
Management Fees	1.15%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses(1)	0.44%
Total Annual Fund Operating Expenses	1.59%
Fee Waiver and/or Expense Reimbursement(2)	(0.05%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.54%

1 "Other Expenses" include interest expense of 0.44%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 1.10% for Institutional Class.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its advisory fee by 0.05% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years from the date of waiver.

Example. The Example is intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$157	$497	$861	$1,885

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 307% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of the MSCI Emerging Markets Index (Net Dividends in USD) (the "Benchmark Index") under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to emerging market countries ("RAE Low Volatility Emerging Markets Model Portfolio"), and complementing this equity exposure with absolute return bond alpha strategy ("AR Bond Alpha Strategy"). The stocks are selected by the Fund's sub-adviser, Research Affiliates ("Sub-Adviser"), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Low Volatility Emerging Markets Model Portfolio.

The Sub-Adviser uses the RAE® methodology for portfolio construction. The RAE® methodology is a rules-based model that applies a non-capitalization method of creating and weighting a model portfolio of equity securities, within a defined market, and seeks to eliminate the potential overweighting of overpriced equity securities and underweighting of underpriced equity securities associated with market-capitalization equity indexes. Selections are further refined based upon volatility and financial health, among other factors, in an effort to enhance returns and reduce portfolio volatility attributable to equity market downside risk. Actual stock positions in the RAE Low Volatility Emerging Markets Model Portfolio, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The RAE® methodology's systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule.

The Sub-Adviser provides investment advisory services in connection with the Fund's swap-based exposure to the RAE Low Volatility Emerging Markets Model Portfolio by, among other things, providing PIMCO, or counterparties designated by PIMCO, with the RAE Low Volatility Emerging Markets Model Portfolio for purposes of developing equity total return swaps based on the RAE Low Volatility Emerging Markets Model Portfolio. In a typical swap agreement, the Fund will receive the total return of the RAE Low Volatility Emerging Markets Model Portfolio from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon short-term interest rate.

Because the RAE Low Volatility Emerging Markets Model Portfolio is a proprietary portfolio, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or if swap pricing is unattractive or for other reasons, the Fund may invest in other instruments, "baskets" of stocks, or individual securities to replicate the performance of the RAE Low Volatility Emerging Markets Model Portfolio.

The Fund seeks to remain exposed to the RAE Low Volatility Emerging Markets Model Portfolio even when the value of the RAE Low Volatility Emerging Markets Model Portfolio is declining.

PIMCO FUNDS | PROSPECTUS	5

PIMCO RAE Low Volatility PLUS EMG Fund

In managing the Fund's investments in the AR Bond Alpha Strategy, PIMCO seeks to outperform the short-term interest rate cost of obtaining equity exposure, thereby enhancing the Fund's total return and return versus the benchmark (sometimes referred to as "alpha"). The AR Bond Alpha Strategy invests in a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The AR Bond Alpha Strategy is not designed to systematically provide bond market exposure, although the returns may (or may not) be positively correlated with the returns of the bond market.

The AR Bond Alpha Strategy seeks to maintain an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's market forecasts among other factors. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. In addition to duration, the AR Bond Alpha Strategy has flexibility with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a bond market index benchmark.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. With respect to the AR Bond Alpha Strategy, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). With respect to the AR Bond Alpha Strategy, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. With respect to the AR Bond Alpha Strategy, the Fund will normally limit its exposure (from non-U.S. dollar-denominated securities or currencies) to each non-U.S. currency to 10% of its total assets. With respect to the AR Bond Alpha Strategy, the Fund will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities. The Fund will invest in instruments that are economically tied to at least three countries (one of which may be the United States). The Fund may invest in common stocks, options, futures, options on futures and swaps.

The Benchmark Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the global emerging markets. The MSCI Emerging Markets Index (Net Dividends in USD) consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of the RAE Low Volatility Emerging Markets Model Portfolio underperforms the Benchmark Index and/or the AR Bond Alpha Strategy underperforms short term interest rates, the Fund may experience greater losses or lesser gains than would be the case if it invested in the Benchmark Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a

6	PROSPECTUS | PIMCO FUNDS

Prospectus

market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Model Risk: the risk that the Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The MSCI Emerging Markets Index (Net Dividends in USD) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets. The MSCI Emerging Markets Index (Net Dividends in USD) consists of 23 emerging market country

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	7

PIMCO RAE Low Volatility PLUS EMG Fund

indices. The Lipper Emerging Market Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek long-term capital appreciation by investing primarily in emerging market equity securities, where "emerging market" is defined by a country's per-capita GNP or other economic measures.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 4.45%. For the periods shown in the bar chart, the highest quarterly return was 11.44% in the Q1 2017, and the lowest quarterly return was -22.67% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Since Inception (12/30/2013)
Institutional Class Return Before Taxes	-5.45%	1.69%	1.65%
Institutional Class Return After Taxes on Distributions(1)	-11.22%	-0.58%	-0.62%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-2.97%	0.36%	0.33%
MSCI Emerging Markets Index (reflects no deductions for fees, expenses or taxes)	-14.58%	1.65%	1.66%
Lipper Emerging Market Funds Average (reflects no deductions for taxes)	-16.26%	0.53%	0.53	%(2)

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

2 The Lipper Average's since inception return is determined from the nearest month-end following the Fund's inception date and not from the actual inception date of the Fund.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Research Affiliates serves as the Fund's sub-adviser. The Fund's portfolio is jointly and primarily managed by Robert D. Arnott, Christopher J. Brightman, Mohsen Fahmi, Bryan Tsu and Jing Yang. Mr. Arnott is the Chairman and Founder of Research Affiliates. Mr. Brightman is the Chief Investment Officer of Research Affiliates. Mr. Fahmi is a Managing Director of PIMCO, and Mr. Tsu and Ms. Yang are Executive Vice Presidents of PIMCO. Mr. Arnott has jointly and primarily managed the Fund since September 2014, Mr. Fahmi has jointly and primarily managed the Fund since January 2015, Mr. Brightman has jointly and primarily managed the Fund since July 2017, and Mr. Tsu and Ms. Yang have jointly and primarily managed the Fund since July 2018.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 65 of this prospectus.

8	PROSPECTUS | PIMCO FUNDS

PIMCO RAE Low Volatility PLUS Fund

Investment Objective

The Fund seeks total return which exceeds that of its benchmark.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 81 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class A
Management Fees	0.79%	0.94%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses(1)	0.08%	0.08%
Total Annual Fund Operating Expenses	0.87%	1.27%

1 "Other Expenses" include interest expense of 0.08%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses are 0.79% and 1.19% for Institutional Class and Class A shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$89	$278	$482	$1,073
Class A	$500	$763	$1,046	$1,851

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$500	$763	$1,046	$1,851

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 431% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of the S&P 500 (the "Benchmark Index") under normal circumstances by obtaining exposure to a portfolio of stocks ("RAE Low Volatility US Model Portfolio"), and complementing this equity exposure with absolute return bond alpha strategy ("AR Bond Alpha Strategy"). The stocks are selected by the Fund's sub-adviser, Research Affiliates ("Sub-Adviser"), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Low Volatility US Model Portfolio.

The Sub-Adviser uses the RAE® methodology for portfolio construction. The RAE® methodology is a rules-based model that applies a non-capitalization method of creating and weighting a model portfolio of equity securities, within a defined market, and seeks to eliminate the potential overweighting of overpriced equity securities and underweighting of underpriced equity securities associated with market-capitalization equity indexes. Selections are further refined based upon volatility and financial health, among other factors, in an effort to enhance returns and reduce portfolio volatility attributable to equity market downside risk. Actual stock positions in the RAE Low Volatility US Model Portfolio, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The RAE® methodology's systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule.

The Sub-Adviser provides investment advisory services in connection with the Fund's swap-based exposure to the RAE Low Volatility US Model Portfolio by, among other things, providing PIMCO, or counterparties designated by PIMCO, with the RAE Low Volatility US Model Portfolio for purposes of developing equity total return swaps based on the RAE Low Volatility US Model Portfolio. In a typical swap agreement, the Fund will receive the total return of the RAE Low Volatility US Model Portfolio from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon short-term interest rate.

Because the RAE Low Volatility US Model Portfolio is a proprietary portfolio, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or if swap pricing is unattractive or for other reasons, the Fund

PIMCO FUNDS | PROSPECTUS	9

PIMCO RAE Low Volatility PLUS Fund

may invest in other instruments, "baskets" of stocks, or individual securities to replicate the performance of the RAE Low Volatility US Model Portfolio.

The Fund seeks to remain exposed to the RAE Low Volatility US Model Portfolio even when the value of the RAE Low Volatility US Model Portfolio is declining.

In managing the Fund's investments in the AR Bond Alpha Strategy, PIMCO seeks to outperform the short-term interest rate cost of obtaining equity exposure, thereby enhancing the Fund's total return and return versus the benchmark (sometimes referred to as "alpha"). The AR Bond Alpha Strategy invests in a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The AR Bond Alpha Strategy is not designed to systematically provide bond market exposure, although the returns may (or may not) be positively correlated with the returns of the bond market.

The AR Bond Alpha Strategy seeks to maintain an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's market forecasts among other factors. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. In addition to duration, the AR Bond Alpha Strategy has flexibility with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a bond market index benchmark.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO. The Fund may invest, without limitation, in securities denominated in foreign (non-U.S.) currencies and in U.S. dollar-denominated securities of foreign (non-U.S.) issuers. With respect to the AR Bond Alpha Strategy, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). With respect to the AR Bond Alpha Strategy, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. With respect to the AR Bond Alpha Strategy, the Fund will normally limit its exposure (from non-U.S. dollar-denominated securities or currencies) to each non-U.S. currency to 10% of its total assets. With respect to the AR Bond Alpha Strategy, the Fund will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

The Benchmark Index is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of the RAE Low Volatility US Model Portfolio underperforms the Benchmark Index and/or the AR Bond Alpha Strategy underperforms short term interest rates, the Fund may experience greater losses or lesser gains than would be the case if it invested in the Benchmark Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

10	PROSPECTUS | PIMCO FUNDS

Prospectus

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Model Risk: the risk that the Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	11

PIMCO RAE Low Volatility PLUS Fund

The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The S&P 500 Index focuses on the large-cap segment of the U.S. equities market. The Lipper Large-Cap Value Funds is a total return performance average of Funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's USDE large-cap value funds typically have below-average characteristics compared to the S&P 500 Index.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 1.49%. For the periods shown in the bar chart, the highest quarterly return was 7.88% in the Q4 2015, and the lowest quarterly return was -10.17% in the Q4 2018.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Since Inception (12/30/2013)
Institutional Class Return Before Taxes	-5.21%	8.13%	8.14%
Institutional Class Return After Taxes on Distributions(1)	-13.83%	4.03%	4.04%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	1.23%	5.42%	5.44%
Class A Return Before Taxes	-9.22%	6.84%	6.86%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	-4.38%	8.49%	8.57%
Lipper Large-Cap Value Funds Average (reflects no deductions for taxes)	-8.63%	5.26%	5.26	%(2)

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

2 The Lipper Average's since inception return is determined from the nearest month-end following the Fund's inception date and not from the actual inception date of the Fund.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Research Affiliates serves as the Fund's sub-adviser. The Fund's portfolio is jointly and primarily managed by Robert D. Arnott, Christopher J. Brightman, Mohsen Fahmi, Bryan Tsu and Jing Yang. Mr. Arnott is the Chairman and Founder of Research Affiliates. Mr. Brightman is the Chief Investment Officer of Research Affiliates. Mr. Fahmi is a Managing Director of PIMCO, and Mr. Tsu and Ms. Yang are Executive Vice Presidents of PIMCO. Mr. Arnott has jointly and primarily managed the Fund since September 2014, Mr. Fahmi has jointly and primarily managed the Fund since January 2015, Mr. Brightman has jointly and primarily managed the Fund since July 2017, and Mr. Tsu and Ms. Yang have jointly and primarily managed the Fund since July 2018.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 65 of this prospectus.

12	PROSPECTUS | PIMCO FUNDS

PIMCO RAE Low Volatility PLUS International Fund

Investment Objective

The Fund seeks total return which exceeds that of its benchmark.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2
Management Fees	0.82%	0.92%
Distribution and/or Service (12b-1) Fees	N/A	N/A
Other Expenses(1)	0.09%	0.09%
Total Annual Fund Operating Expenses	0.91%	1.01%

1 "Other Expenses" include interest expense of 0.09%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses are 0.82% and 0.92% for Institutional Class and I-2 shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class or I-2 shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$93	$290	$504	$1,120
I-2	$103	$322	$558	$1,236

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 339% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of the MSCI EAFE Net Dividend Index (USD Unhedged) (the "Benchmark Index") under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to foreign (non-U.S.) countries ("RAE Low Volatility International Model Portfolio"), and complementing this equity exposure with absolute return bond alpha strategy ("AR Bond Alpha Strategy"). The stocks are selected by the Fund's sub-adviser, Research Affiliates ("Sub-Adviser"), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Low Volatility International Model Portfolio.

The Sub-Adviser uses the RAE® methodology for portfolio construction. The RAE® methodology is a rules-based model that applies to a non-capitalization method of creating and weighting a model portfolio of equity securities, within a defined market, and seeks to eliminate the potential overweighting of overpriced equity securities and underweighting of underpriced equity securities associated with market-capitalization equity indexes. Selections are further refined based upon volatility and financial health, among other factors, in an effort to enhance returns and reduce portfolio volatility attributable to equity market downside risk. Actual stock positions in the RAE Low Volatility International Model Portfolio, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The RAE® methodology's systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule.

The Sub-Adviser provides investment advisory services in connection with the Fund's swap-based exposure to the RAE Low Volatility International Model Portfolio by, among other things, providing PIMCO, or counterparties designated by PIMCO, with the RAE Low Volatility International Model Portfolio for purposes of developing equity total return swaps based on the RAE Low Volatility International Model Portfolio. In a typical swap agreement, the Fund will receive the total return of the RAE Low Volatility International Model Portfolio from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon short-term interest rate.

Because the RAE Low Volatility International Model Portfolio is a proprietary portfolio, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or if swap pricing is unattractive or for other reasons, the Fund may invest in other instruments, "baskets" of stocks, or individual securities to replicate the performance of the RAE Low Volatility International Model Portfolio.

The Fund seeks to remain exposed to the RAE Low Volatility International Model Portfolio even when the value of the RAE Low Volatility International Model Portfolio is declining.

In managing the Fund's investments in the AR Bond Alpha Strategy, PIMCO seeks to outperform the short-term interest rate cost of obtaining equity exposure, thereby enhancing the Fund's total return and return versus the benchmark (sometimes referred to as "alpha"). The AR Bond Alpha Strategy invests in a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt

PIMCO FUNDS | PROSPECTUS	13

PIMCO RAE Low Volatility PLUS International Fund

securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The AR Bond Alpha Strategy is not designed to systematically provide bond market exposure, although the returns may (or may not) be positively correlated with the returns of the bond market.

The AR Bond Alpha Strategy seeks to maintain an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's market forecasts among other factors. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. In addition to duration, the AR Bond Alpha Strategy has flexibility with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a bond market index benchmark.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO. The Fund may invest, without limitation, in securities denominated in foreign (non-U.S.) currencies and in U.S. dollar-denominated securities of foreign (non-U.S.) issuers. With respect to the AR Bond Alpha Strategy, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). With respect to the AR Bond Alpha Strategy, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. With respect to the AR Bond Alpha Strategy, the Fund will normally limit its exposure (from non-U.S. dollar-denominated securities or currencies) to each non-U.S. currency to 10% of its total assets. With respect to the AR Bond Alpha Strategy, the Fund will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities. The Fund will invest in instruments that are economically tied to at least three countries (one of which may be the United States).

The Benchmark Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on an unhedged basis.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of the RAE Low Volatility International Model Portfolio underperforms the Benchmark Index and/or the AR Bond Alpha Strategy underperforms short term interest rates, the Fund may experience greater losses or lesser gains than would be the case if it invested in the Benchmark Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-

14	PROSPECTUS | PIMCO FUNDS

Prospectus

the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Model Risk: the risk that the Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Lipper International Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap value funds typically have below-average characteristics compared to the MSCI EAFE Index.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	15

PIMCO RAE Low Volatility PLUS International Fund

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 11.27%. For the periods shown in the bar chart, the highest quarterly return was 8.04% in the Q2 2014, and the lowest quarterly return was -11.57% in the Q4 2018.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Since Inception (12/30/2013)
Institutional Class Return Before Taxes	-8.68%	3.81%	3.81%
Institutional Class Return After Taxes on Distributions(1)	-16.85%	0.51%	0.51%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-1.92%	2.04%	2.04%
I-2 Return Before Taxes	-8.76%	3.71%	3.70%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	-13.79%	0.53%	0.55%
Lipper International Multi-Cap Value Funds Average (reflects no deductions for taxes)	-17.21%	-0.95%	-0.95	%(2)

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

2 The Lipper Average's since inception return is determined from the nearest month-end following the Fund's inception date and not from the actual inception date of the Fund.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Research Affiliates serves as the Fund's sub-adviser. The Fund's portfolio is jointly and primarily managed by Robert D. Arnott, Christopher J. Brightman, Mohsen Fahmi, Bryan Tsu and Jing Yang. Mr. Arnott is the Chairman and Founder of Research Affiliates. Mr. Brightman is the Chief Investment Officer of Research Affiliates. Mr. Fahmi is a Managing Director of PIMCO, and Mr. Tsu and Ms. Yang are Executive Vice Presidents of PIMCO. Mr. Arnott has jointly and primarily managed the Fund since September 2014. Mr. Fahmi has jointly and primarily managed the Fund since January 2015. Mr. Brightman has jointly and primarily managed the Fund since July 2017. Mr. Tsu and Ms. Yang have jointly and primarily managed the Fund since July 2018.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 65 of this prospectus.

16	PROSPECTUS | PIMCO FUNDS

PIMCO RAE PLUS EMG Fund

Investment Objective

The Fund seeks total return which exceeds that of its benchmark.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 81 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class A	Class C
Management Fees	1.15%	1.25%	1.30%	1.30%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	1.25%	1.35%	1.65%	2.40%

1 "Other Expenses" include interest expense of 0.10%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses are 1.15%, 1.25%, 1.55% and 2.30% for Institutional Class, I-2, Class A and Class C shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class and I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$127	$397	$686	$1,511
I-2	$137	$428	$739	$1,624
Class A	$536	$876	$1,238	$2,256
Class C	$343	$748	$1,280	$2,736

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$536	$876	$1,238	$2,256
Class C	$243	$748	$1,280	$2,736

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 339% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of the MSCI Emerging Markets Value Index (Net Dividends in USD) (the "Benchmark") under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to emerging market countries ("RAE Emerging Markets Model Portfolio"), and complementing this equity exposure with absolute return bond alpha strategy ("AR Bond Alpha Strategy"). The stocks are selected by the Fund's sub-adviser, Research Affiliates ("Sub-Adviser"), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Emerging Markets Model Portfolio.

The Sub-Adviser uses the RAE® methodology for portfolio construction. The RAE® methodology is a rules-based model that applies a non-capitalization method of creating and weighting a model portfolio of equity securities, within a defined market, and seeks to eliminate the potential overweighting of overpriced equity securities and underweighting of underpriced equity securities associated with market-capitalization equity indexes. Selections are further refined through the use of additional analytic measures and processes designed to achieve enhanced risk-adjusted returns including measures of financial health and adjustments that take momentum into account, among other factors. Actual stock positions in the RAE Emerging Markets Model Portfolio, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The RAE® methodology's systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule.

The Sub-Adviser provides investment advisory services in connection with the Fund's swap-based exposure to the RAE Emerging Markets Model Portfolio by, among other things, providing PIMCO, or counterparties

PIMCO FUNDS | PROSPECTUS	17

PIMCO RAE PLUS EMG Fund

designated by PIMCO, with the RAE Emerging Markets Model Portfolio for purposes of developing equity total return swaps based on the RAE Emerging Markets Model Portfolio. In a typical swap agreement, the Fund will receive the total return of the RAE Emerging Markets Model Portfolio from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon short-term interest rate.

Because the RAE Emerging Markets Model Portfolio is a proprietary portfolio, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or if swap pricing is unattractive or for other reasons, the Fund may invest in other instruments, "baskets" of stocks, or individual securities to replicate the performance of the RAE Emerging Markets Model Portfolio.

The Fund seeks to remain exposed to the RAE Emerging Markets Model Portfolio even when the value of the RAE Emerging Markets Model Portfolio is declining.

In managing the Fund's investments in the AR Bond Alpha Strategy, PIMCO seeks to outperform the short-term interest rate cost of obtaining equity exposure, thereby enhancing the Fund's total return and return versus the benchmark (sometimes referred to as "alpha"). The AR Bond Alpha Strategy invests in a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The AR Bond Alpha Strategy is not designed to systematically provide bond market exposure, although the returns may (or may not) be positively correlated with the returns of the bond market.

The AR Bond Alpha Strategy seeks to maintain an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's market forecasts among other factors. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. In addition to duration, the AR Bond Alpha Strategy has flexibility with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a bond market index benchmark.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO. With respect to the AR Bond Alpha Strategy, the Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. With respect to the AR Bond Alpha Strategy, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means with respect to the AR Bond Alpha Strategy, the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). With respect to the AR Bond Alpha Strategy, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. With respect to the AR Bond Alpha Strategy, the Fund will normally limit its exposure (from non-U.S. dollar-denominated securities or currencies) to each non-U.S. currency to 10% of its total assets. With respect to the AR Bond Alpha Strategy, the Fund will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

The Benchmark captures large and mid-cap securities exhibiting overall value style characteristics across 24 emerging markets countries. The value investment style characteristics for index construction of the Benchmark are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of the RAE Emerging Markets Model Portfolio underperforms the Benchmark and/or the AR Bond Alpha Strategy underperforms short term interest rates, the Fund may experience greater losses or lesser gains than would be the case if it invested in the Benchmark. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

18	PROSPECTUS | PIMCO FUNDS

Prospectus

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Model Risk: the risk that the Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a primary

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	19

PIMCO RAE PLUS EMG Fund

and a secondary broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-2 shares (January 7, 2011) and Class A and Class C shares (May 31, 2013), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by these classes of shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund measures its performance against a primary benchmark and a secondary benchmark.

Effective February 28, 2019, the Fund's primary benchmark is the MSCI Emerging Markets Value Index. The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 24 emerging markets countries. The value investment style characteristics for index construction of the MSCI Emerging Markets Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The Fund believes that the new primary benchmark better aligns with the Fund's investment strategy. Prior to February 28, 2019, the Fund's primary benchmark was the MSCI Emerging Markets Index, which is now the Fund's secondary benchmark. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Market Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek long-term capital appreciation by investing primarily in emerging market equity securities, where "emerging market" is defined by a country's per-capita GNP or other economic measures.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 10.72%. For the periods shown in the bar chart, the highest quarterly return was 41.65% in the Q2 2009, and the lowest quarterly return was -25.77% in the Q3 2011.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-13.50%	2.54%	10.63%
Institutional Class Return After Taxes on Distributions(1)	-14.97%	1.14%	6.69%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-7.90%	1.35%	7.04%
I-2 Return Before Taxes	-13.56%	2.45%	10.50%
Class A Return Before Taxes	-17.16%	1.32%	9.77%
Class C Return Before Taxes	-15.32%	1.36%	9.36%
MSCI Emerging Markets Value Index (reflects no deductions for fees, expenses or taxes)	-10.74%	0.51%	6.99%
MSCI Emerging Markets Index (reflects no deductions for fees, expenses or taxes)	-14.58%	1.65%	8.02%
Lipper Emerging Market Funds Average (reflects no deductions for taxes)	-16.26%	0.53%	7.65	%(2)

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement

20	PROSPECTUS | PIMCO FUNDS

Prospectus

period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

2 The Lipper Average's since inception return is determined from the nearest month-end following the Fund's inception date and not from the actual inception date of the Fund.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Research Affiliates serves as the Fund's sub-adviser. The Fund's portfolio is jointly and primarily managed by Robert D. Arnott, Christopher J. Brightman, Mohsen Fahmi, Bryan Tsu and Jing Yang. Mr. Arnott is the Chairman and Founder of Research Affiliates. Mr. Brightman is the Chief Investment Officer of Research Affiliates. Mr. Fahmi is a Managing Director of PIMCO, and Mr. Tsu and Ms. Yang are Executive Vice Presidents of PIMCO. Messrs. Arnott and Fahmi have jointly and primarily managed the Fund since September 2014, Mr. Brightman has jointly and primarily managed the Fund since July 2017, and Mr. Tsu and Ms. Yang have jointly and primarily managed the Fund since July 2018.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 65 of this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	21

PIMCO RAE PLUS Fund

Investment Objective

The Fund seeks total return which exceeds that of its benchmark.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 81 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Management Fees	0.79%	0.89%	0.99%	0.79%	0.94%	0.94%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%
Other Expenses(1)	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses	0.93%	1.03%	1.13%	1.18%	1.33%	2.08%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.93%	1.03%	1.08%	1.18%	1.33%	2.08%

1 "Other Expenses" include interest expense of 0.14%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.79%, 0.89%, 0.94%, 1.04%, 1.19% and 1.94% for Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$95	$296	$515	$1,143
I-2	$105	$328	$569	$1,259
1-3	$110	$354	$617	$1,370
Administrative Class	$120	$375	$649	$1,432
Class A	$505	$781	$1,076	$1,916
Class C	$311	$652	$1,119	$2,410

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$505	$781	$1,076	$1,916
Class C	$211	$652	$1,119	$2,410

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 399% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of the Russell 1000® Value Index under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. companies ("RAE US Large Model Portfolio"), and complementing this equity exposure with absolute return bond alpha strategy ("AR Bond Alpha Strategy"). The stocks are selected by the Fund's sub-adviser, Research Affiliates ("Sub-Adviser"), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Large Model Portfolio.

The Sub-Adviser uses the RAE® methodology for portfolio construction. The RAE® methodology is a rules-based mdoel that applies a non-capitalization method of creating and weighting a model portfolio of equity securities, within a defined market, and seeks to eliminate the potential overweighting of overpriced equity securities and underweighting of underpriced equity securities associated with market-capitalization equity indexes. The Sub-Adviser applies the RAE® methodology to the 1,000 largest U.S. companies by fundamental size. Selections are further refined through the use of additional analytic measures and processes designed to achieve enhanced risk-adjusted returns including measures of financial health and adjustments that take momentum into account, among other factors. Actual stock positions in the RAE US Large Model Portfolio, which drift apart from

PIMCO FUNDS | PROSPECTUS	22

Prospectus

target weights as market prices change, are rebalanced to target weights periodically. The RAE® methodology's systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule.

The Sub-Adviser provides investment advisory services in connection with the Fund's swap-based exposure to the RAE US Large Model Portfolio by, among other things, providing PIMCO, or counterparties designated by PIMCO, with the RAE US Large Model Portfolio for purposes of developing equity total return swaps based on the RAE US Large Model Portfolio. In a typical swap agreement, the Fund will receive the total return of the RAE US Large Model Portfolio from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon short-term interest rate.

Because the RAE US Large Model Portfolio is a proprietary portfolio, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or if swap pricing is unattractive or for other reasons, the Fund may invest in other instruments, "baskets" of stocks, or individual securities to replicate the performance of the RAE US Large Model Portfolio.

The Fund seeks to remain exposed to the RAE US Large Model Portfolio even when the value of the RAE US Large Model Portfolio is declining.

In managing the Fund's investments in the AR Bond Alpha Strategy, PIMCO seeks to outperform the short-term interest rate cost of obtaining equity exposure, thereby enhancing the Fund's total return and return versus the benchmark (sometimes referred to as "alpha"). The AR Bond Alpha Strategy invests in a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The AR Bond Alpha Strategy is not designed to systematically provide bond market exposure, although the returns may (or may not) be positively correlated with the returns of the bond market.

The AR Bond Alpha Strategy seeks to maintain an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's market forecasts among other factors. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. In addition to duration, the AR Bond Alpha Strategy has flexibility with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a bond market index benchmark.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund will normally limit its exposure (from non-U.S. dollar-denominated securities or currencies) to each non-U.S. currency to 10% of its total assets. The Fund will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities.

The Russell 1000® Value Index measures the performance of large and mid-capitalization value sectors of the U.S. equity market, as defined by FTSE Russell. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which measures the performance of the large and mid-capitalization sector of the U.S. equity market. The Fund may invest in common stocks, options, futures, options on futures and swaps.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of the RAE US Large Model Portfolio underperforms the benchmark and/or the AR Bond Alpha Strategy underperforms short term interest rates, the Fund may experience greater losses or lesser gains than would be the case if it invested in the benchmark. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	23

PIMCO RAE PLUS Fund

considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Model Risk: the risk that the Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The

24	PROSPECTUS | PIMCO FUNDS

Prospectus

information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a primary and a secondary broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by I-3 shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund measures its performance against a primary benchmark and a secondary benchmark.

Effective February 28, 2019, the Fund's primary benchmark is the Russell 1000® Value Index. The Russell 1000® Value Index measures the performance of large and mid-capitalization value sectors of the U.S. equity market, as defined by FTSE Russell. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which measures the performance of the large and mid-capitalization sector of the U.S. equity market. The Fund believes that the new primary benchmark better aligns with the Fund's investment strategy. Prior to February 28, 2019, the Fund's primary benchmark was the S&P 500 Index, which is now the Fund's secondary benchmark. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The S&P 500 Index focuses on the large-cap segment of the U.S. equities market. The Lipper Large-Cap Value Funds is a total return performance average of Funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's USDE large-cap value funds typically have below-average characteristics compared to the S&P 500 Index.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 14.93%. For the periods shown in the bar chart, the highest quarterly return was 31.95% in the Q2 2009, and the lowest quarterly return was -16.11% in the Q3 2011.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-8.10%	6.55%	17.64%
Institutional Class Return After Taxes on Distributions(1)	-11.06%	3.82%	11.81%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-3.14%	4.29%	11.71%
I-2 Return Before Taxes	-8.22%	6.42%	17.51%
I-3 Return Before Taxes	-8.29%	6.37%	17.45%
Administrative Class Return Before Taxes	-8.34%	6.28%	17.33%
Class A Return Before Taxes	-11.83%	5.31%	16.72%
Class C Return Before Taxes	-9.92%	5.31%	16.27%
Russel 1000® Value Index (reflects no deductions for fees, expenses or taxes)	-8.27%	5.95%	11.18%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	-4.38%	8.49%	13.12%
Lipper Large-Cap Value Funds Average (reflects no deductions for taxes)	-8.63%	5.26%	10.83%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Research Affiliates serves as the Fund's sub-adviser. The Fund's portfolio is jointly and primarily managed by Robert D. Arnott, Christopher J. Brightman, Mohsen Fahmi, Bryan Tsu and Jing Yang. Mr. Arnott is the Chairman and Founder of Research Affiliates. Mr. Brightman is the Chief Investment Officer of Research Affiliates. Mr. Fahmi is a Managing Director of PIMCO, and Mr. Tsu and Ms. Yang are Executive Vice Presidents of PIMCO. Messrs. Arnott and Fahmi have jointly and primarily managed the Fund since September 2014, Mr. Brightman has jointly and primarily managed the Fund since July 2017, and Mr. Tsu and Ms. Yang have jointly and primarily managed the Fund since July 2018.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 65 of this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	25

PIMCO RAE PLUS International Fund

Investment Objective

The Fund seeks total return which exceeds that of its benchmark.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 81 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class A	Class R
Management Fees	0.82%	0.92%	0.92%	0.92%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.50%
Other Expenses(1)	0.27%	0.27%	0.27%	0.27%
Total Annual Fund Operating Expenses	1.09%	1.19%	1.44%	1.69%

1 "Other Expenses" include interest expense of 0.26%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses are 0.83%, 0.93%, 1.18% and 1.43% for Institutional Class, I-2, Class A and Class R shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, Class A or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$111	$347	$601	$1,329
I-2	$121	$378	$654	$1,443
Class A	$516	$813	$1,132	$2,034
Class R	$172	$533	$918	$1,998

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$516	$813	$1,132	$2,034

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 366% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of the MSCI EAFE Value Index under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to foreign (non-U.S.) countries ("RAE International Large Model Portfolio"), and complementing this equity exposure with absolute return bond alpha strategy ("AR Bond Alpha Strategy"). The stocks are selected by the Fund's sub-adviser, Research Affiliates ("Sub-Adviser"), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE International Large Model Portfolio.

The Sub-Adviser uses the RAE® methodology for portfolio construction. The RAE® methodology is a rules-based model that applies a non-capitalization method of creating and weighting a model portfolio of equity securities, within a defined market, and seeks to eliminate the potential overweighting of overpriced equity securities and underweighting of underpriced equity securities associated with market-capitalization equity indexes. Selections are further refined through the use of additional analytic measures and processes designed to achieve enhanced risk-adjusted returns including measures of financial health and adjustments that take momentum into account, among other factors. Actual stock positions in the RAE International Large Model Portfolio, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The RAE® methodology's systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule.

The Sub-Adviser provides investment advisory services in connection with the Fund's swap-based exposure to the RAE International Large Model Portfolio by, among other things, providing PIMCO, or counterparties designated by PIMCO, with the RAE International Large Model Portfolio for purposes of developing equity total return swaps based on the RAE

PIMCO FUNDS | PROSPECTUS	26

Prospectus

International Large Model Portfolio. In a typical swap agreement, the Fund will receive the total return of the RAE International Large Model Portfolio from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon short-term interest rate.

Because the RAE International Large Model Portfolio is a proprietary portfolio, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or if swap pricing is unattractive or for other reasons, the Fund may invest in other instruments, "baskets" of stocks, or individual securities to replicate the performance of the RAE International Large Model Portfolio.

The Fund seeks to remain exposed to the RAE International Large Model Portfolio even when the value of the RAE International Large Model Portfolio is declining.

In managing the Fund's investments in the AR Bond Alpha Strategy, PIMCO seeks to outperform the short-term interest rate cost of obtaining equity exposure, thereby enhancing the Fund's total return and return versus the benchmark (sometimes referred to as "alpha"). The AR Bond Alpha Strategy invests in a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The AR Bond Alpha Strategy is not designed to systematically provide bond market exposure, although the returns may (or may not) be positively correlated with the returns of the bond market.

The AR Bond Alpha Strategy seeks to maintain an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's market forecasts among other factors. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. In addition to duration, the AR Bond Alpha Strategy has flexibility with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a bond market index benchmark.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO. The Fund may invest, without limitation, in securities denominated in foreign (non-U.S.) currencies and in U.S. dollar-denominated securities of foreign (non-U.S.) issuers. With respect to the AR Bond Alpha Strategy, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). With respect to the AR Bond Alpha Strategy, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. With respect to the AR Bond Alpha Strategy, the Fund will normally limit its exposure (from non-U.S. dollar-denominated securities or currencies) to each non-U.S. currency to 10% of its total assets. With respect to the AR Bond Alpha Strategy, the Fund will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of the RAE International Large Model Portfolio underperforms the benchmark and/or the AR Bond Alpha Strategy underperforms short term interest rates, the Fund may experience greater losses or lesser gains than would be the case if it invested in the benchmark. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	27

PIMCO RAE PLUS International Fund

at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Model Risk: the risk that the Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a primary and a secondary broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-2 shares (May 30, 2014) and Class A shares (February 28, 2014), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by these classes of shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The

28	PROSPECTUS | PIMCO FUNDS

Prospectus

Fund's Class R shares have not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund measures its performance against a primary benchmark and a secondary benchmark.

Effective February 28, 2019, the Fund's primary benchmark is the MSCI EAFE Value Index. The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction of the MSCI EAFE Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The Fund believes that the new primary benchmark better aligns with the Fund's investment strategy. Prior to February 28, 2019, the Fund's primary benchmark was the MSCI EAFE Index, which is now the Fund's secondary benchmark. MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Lipper International Multi-Cap Value Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap value funds typically have below-average characteristics compared to the MSCI EAFE Index.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 10.55%. For the periods shown in the bar chart, the highest quarterly return was 15.58% in the Q3 2013, and the lowest quarterly return was -15.89% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Since Inception (09/30/2011)
Institutional Class Return Before Taxes	-16.25%	0.29%	7.17%
Institutional Class Return After Taxes on Distributions(1)	-23.92%	-3.87%	2.53%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-9.28%	-0.95%	4.09%
I-2 Return Before Taxes	-16.32%	0.20%	7.08%
Class A Return Before Taxes	-19.74%	-0.82%	6.24%
MSCI EAFE Value Index (reflects no deductions for fees, expenses or taxes)	-14.78%	-0.61%	5.17%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	-13.79%	0.53%	6.02%
Lipper International Multi-Cap Value Funds Average (reflects no deductions for taxes)	-17.21%	-0.95%	4.86%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Research Affiliates serves as the Fund's sub-adviser. The Fund's portfolio is jointly and primarily managed by Robert D. Arnott, Christopher J. Brightman, Mohsen Fahmi,  Bryan Tsu and Jing Yang. Mr. Arnott is the Chairman and Founder of Research Affiliates. Mr. Brightman is the Chief Investment Officer of Research Affiliates. Mr. Fahmi is a Managing Director of PIMCO, and  Mr. Tsu and Ms. Yang are Executive Vice Presidents of PIMCO. Mr. Arnott has jointly and primarily managed the Fund since September 2014. Mr. Fahmi has jointly and primarily managed the Fund since January 2015. Mr. Brightman has jointly and primarily managed the Fund since July 2017, and  Mr. Tsu and Ms. Yang have jointly and primarily managed the Fund since July 2018.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 65 of this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	29

PIMCO RAE PLUS Small Fund

Investment Objective

The Fund seeks total return which exceeds that of its benchmark.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 81 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class A	Class C	Class R
Management Fees	0.84%	0.94%	0.94%	0.94%	0.94%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	1.00%	0.50%
Other Expenses(1)	0.08%	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	0.92%	1.02%	1.27%	2.02%	1.52%

1 "Other Expenses" include interest expense of 0.08%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses are 0.84%, 0.94%, 1.19%,  1.94% and 1.44% for Institutional Class, I-2, Class A, Class C and Class R shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$94	$293	$509	$1,131
I-2	$104	$325	$563	$1,248
Class A	$500	$763	$1,046	$1,851
Class C	$305	$634	$1,088	$2,348
Class R	$155	$480	$829	$1,813

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$500	$763	$1,046	$1,851
Class C	$205	$634	$1,088	$2,348

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 405% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of the Russell 2000® Value Index under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. small companies ("RAE US Small Model Portfolio"), and complementing this equity exposure with absolute return bond alpha strategy ("AR Bond Alpha Strategy"). The stocks are selected by the Fund's sub-adviser, Research Affiliates ("Sub-Adviser"), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Small Model Portfolio.

The Sub-Adviser uses the RAE® methodology for portfolio construction. The RAE® methodology is a rules-based model that applies a non-capitalization method of creating and weighting a model portfolio of equity securities, within a defined market, and seeks to eliminate the potential overweighting of overpriced equity securities and underweighting of underpriced equity securities associated with market-capitalization equity indexes. The Sub-Adviser applies the RAE® methodology to U.S. companies outside the 1,000 largest U.S. companies by fundamental size. Selections are further refined through the use of additional analytic measures and processes designed to achieve enhanced risk-adjusted returns including measures of financial health and adjustments that take momentum into account, among other factors. Actual stock positions in the RAE US Small Model Portfolio, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The RAE® methodology's systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule.

PIMCO FUNDS | PROSPECTUS	30

Prospectus

The Sub-Adviser provides investment advisory services in connection with the Fund's swap-based exposure to the RAE US Small Model Portfolio by, among other things, providing PIMCO, or counterparties designated by PIMCO, with the RAE US Small Model Portfolio for purposes of developing equity total return swaps based on the RAE US Small Model Portfolio. In a typical swap agreement, the Fund will receive the total return of the RAE US Small Model Portfolio from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon short-term interest rate.

Because the RAE US Small Model Portfolio is a proprietary portfolio, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or if swap pricing is unattractive or for other reasons, the Fund may invest in other instruments, "baskets" of stocks, or individual securities to replicate the performance of the RAE US Small Model Portfolio.

The Fund seeks to remain exposed to the RAE US Small Model Portfolio even when the value of the RAE US Small Model Portfolio is declining.

In managing the Fund's investments in the AR Bond Alpha Strategy, PIMCO seeks to outperform the short-term interest rate cost of obtaining equity exposure, thereby enhancing the Fund's total return and return versus the benchmark (sometimes referred to as "alpha"). The AR Bond Alpha Strategy invests in a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The AR Bond Alpha Strategy is not designed to systematically provide bond market exposure, although the returns may (or may not) be positively correlated with the returns of the bond market.

The AR Bond Alpha Strategy seeks to maintain an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's market forecasts among other factors. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. In addition to duration, the AR Bond Alpha Strategy has flexibility with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a bond market index benchmark.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO. The Fund may invest, without limitation, in securities denominated in foreign (non-U.S.) currencies and in U.S. dollar-denominated securities of foreign (non-U.S.) issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund will normally limit its exposure (from non-U.S. dollar-denominated securities or currencies) to each non-U.S. currency to 10% of its total assets. The Fund will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of the RAE US Small Model Portfolio underperforms the benchmark and/or the AR Bond Alpha Strategy underperforms short term interest rates, the Fund may experience greater losses or lesser gains than would be the case if it invested in the benchmark. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	31

PIMCO RAE PLUS Small Fund

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Model Risk: the risk that the Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a primary and a secondary broad-based securities market index and an index of

32	PROSPECTUS | PIMCO FUNDS

Prospectus

similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-2 shares (May 30, 2014) and Class A and Class C shares (February 28, 2014), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by these classes of shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's Class R shares have not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund measures its performance against a primary benchmark and a secondary benchmark.

Effective February 28, 2019, the Fund's primary benchmark is the Russell 2000® Value Index. The Russell 2000® Value Index measures the performance of the small-capitalization value sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000® Value Index is a subset of the Russell 2000® Index. The Fund believes that the new primary benchmark better aligns with the Fund's investment strategy. Prior to February 28, 2019, the Fund's primary benchmark was the Russell 2000® Index, which is now the Fund's secondary benchmark. The Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000® Index and is considered to be representative of the small-cap market in general. The Lipper Small-Cap Value Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's USDE small-cap ceiling. Small-cap value funds typically have below-average characteristics compared to the S&P SmallCap 600 Index.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 12.91%. For the periods shown in the bar chart, the highest quarterly return was 14.24% in the Q4 2016, and the lowest quarterly return was -20.15% in the Q4 2018.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Since Inception (09/30/2011)
Institutional Class Return Before Taxes	-12.29%	4.82%	14.08%
Institutional Class Return After Taxes on Distributions(1)	-15.03%	1.60%	8.60%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-5.98%	2.75%	9.04%
I-2 Return Before Taxes	-12.29%	4.74%	13.98%
Class A Return Before Taxes	-15.79%	3.66%	13.08%
Class C Return Before Taxes	-14.00%	3.68%	12.84%
Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	-12.86%	3.61%	11.47%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	-11.01%	4.41%	12.26%
Lipper Small-Cap Value Funds Average (reflects no deductions for taxes)	-15.92%	1.71%	10.34%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Research Affiliates serves as the Fund's sub-adviser. The Fund's portfolio is jointly and primarily managed by Robert D. Arnott, Christopher J. Brightman, Mohsen Fahmi,  Bryan Tsu and Jing Yang. Mr. Arnott is the Chairman and Founder of Research Affiliates. Mr. Brightman is the Chief Investment Officer of Research Affiliates. Mr. Fahmi is a Managing Director of PIMCO, and  Mr. Tsu and Ms. Yang are Executive Vice Presidents of PIMCO. Mr. Arnott has jointly and primarily managed the Fund since September 2014. Mr. Fahmi has jointly and primarily managed the Fund since January 2015. Mr. Brightman has jointly and primarily managed the Fund since July 2017, and  Mr. Tsu and Ms. Yang have jointly and primarily managed the Fund since July 2018.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 65 of this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	33

PIMCO RAE Worldwide Long/Short PLUS Fund

Investment Objective

The Fund seeks long-term capital appreciation, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class and I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 81 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class A	Class C
Management Fees	1.19%	1.29%	1.34%	1.34%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	1.28%	1.38%	1.68%	2.43%

1 "Other Expenses" include interest expense of 0.09%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses are 1.19%, 1.29%, 1.59% and 2.34% for Institutional Class, I-2, Class A and Class C shares respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class and I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$130	$406	$702	$1,545
I-2	$140	$437	$755	$1,657
Class A	$711	$1,050	$1,412	$2,428
Class C	$346	$758	$1,296	$2,766

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$711	$1,050	$1,412	$2,428
Class C	$246	$758	$1,296	$2,766

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 337% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective under normal circumstances by obtaining long exposure to three separate stock portfolios representing developed and developing markets, short exposure to corresponding capitalization-weighted equity indexes, and complementing this equity exposure with absolute return bond alpha strategy ("AR Bond Alpha Strategy"). The Fund normally will obtain long exposure to the RAE Low Volatility US Model Portfolio, RAE Low Volatility International Model Portfolio and the RAE Low Volatility Emerging Markets Model Portfolio (each, a "RAE Model Portfolio," and collectively, the "RAE Model Portfolios"). The stocks comprising the RAE Model Portfolios are selected by the Fund's sub-adviser, Research Affiliates ("Sub-Adviser"), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Model Portfolios and short positions in swaps and futures are used to obtain exposure to capitalization-weighted indexes.

The Sub-Adviser uses the RAE® methodology for portfolio construction. The RAE® methodology is a rules-based model that applies a non-capitalization method of creating and weighting a model portfolio of equity securities, within a defined market, and seeks to eliminate the potential overweighting of overpriced equity securities and underweighting of underpriced equity securities associated with market-capitalization equity indexes. Selections are further refined based upon volatility and financial health, among other factors, in an effort to enhance returns and reduce portfolio volatility attributable to equity market downside risk. Actual stock positions in the RAE Model Portfolios, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The RAE® methodology's systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule.

PIMCO FUNDS | PROSPECTUS	34

Prospectus

The Sub-Adviser provides investment advisory services in connection with the Fund's swap-based exposure to the RAE Model Portfolios by, among other things, providing PIMCO, or counterparties designated by PIMCO, with the relevant RAE Model Portfolio for purposes of developing equity total return swaps based on that RAE Model Portfolio. In a typical swap agreement, the Fund will receive the total return of the relevant RAE Model Portfolio from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon short-term interest rate.

Because the RAE Model Portfolios are proprietary portfolios, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or if swap pricing is unattractive or for other reasons, the Fund may invest in other instruments, "baskets" of stocks, or individual securities to replicate the performance of the relevant RAE Model Portfolio.

The Fund seeks to remain exposed to the RAE Model Portfolios even when the values of the RAE Model Portfolios are declining.

The Fund will generally obtain short exposure to corresponding U.S., international and emerging market capitalization-weighted equity indexes through derivatives, such as futures contracts and total return swaps. This "long/short" approach is intended to hedge a portion to all of the equity risk exposures and to seek to capitalize on differences in performance of the RAE Model Portfolios compared with the corresponding capitalization-weighted equity indexes. The Fund generally will be long-biased, but will normally take such long and short positions simultaneously in a proportion determined by PIMCO using methods including proprietary quantitative models. The quantitative models are developed and maintained by PIMCO, and are subject to change over time without notice in PIMCO's discretion.

In managing the Fund's investments in the AR Bond Alpha Strategy, PIMCO seeks to outperform the cost of obtaining equity exposures, thereby enhancing the Fund's total return and return versus the benchmark (sometimes referred to as "alpha"). The AR Bond Alpha Strategy invests in a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The AR Bond Alpha Strategy is not designed to systematically provide bond market exposure, although the returns may (or may not) be positively correlated with the returns of the bond market.

The AR Bond Alpha Strategy seeks to maintain an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's market forecasts among other factors. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. In addition to duration, the AR Bond Alpha Strategy has flexibility with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a bond market index benchmark.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO. The Fund may invest, without limitation, in securities denominated in foreign (non-U.S.) currencies and in U.S. dollar-denominated securities of foreign (non-U.S.) issuers. With respect to the AR Bond Alpha Strategy, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). With respect to the AR Bond Alpha Strategy, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. With respect to the AR Bond Alpha Strategy, the Fund will normally limit its exposure (from non-U.S. dollar-denominated securities or currencies) to each non-U.S. currency to 10% of its total assets. With respect to the AR Bond Alpha Strategy, the Fund will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities. The Fund will invest in instruments that are economically tied to at least three countries (one of which may be the United States).

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the RAE Model Portfolios underperform the corresponding capitalization weighted indexes and/or where the AR Bond Alpha Strategy underperforms short-term interest rates, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in securities designed to replicate the benchmark. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	35

PIMCO RAE Worldwide Long/Short PLUS Fund

participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Model Risk: the risk that the Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the

36	PROSPECTUS | PIMCO FUNDS

Prospectus

Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Because I-2, Class A and Class C shares of the Fund had not commenced operations as of December 31, 2018, no performance for these share classes is provided. The Fund's past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. The Lipper Alternative Long/Short Equity Funds Average is a total return performance average of funds tracked by Lipper, Inc. that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*(1)

*The year-to-date return as of June 30, 2019 is 6.14%. For the periods shown in the bar chart, the highest quarterly return was 6.24% in the Q2 2016, and the lowest quarterly return was -7.57% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	Since Inception (12/04/2014)
Institutional Class Return Before Taxes	0.38%	4.29%
Institutional Class Return After Taxes on Distributions(1)	0.23%	2.21%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	0.23%	2.32%
3 Month USD LIBOR Index (reflects no deductions for fees, expenses or taxes)	2.20%	1.07%
Lipper Alternative Long/Short Equity Funds Average (reflects no deductions for taxes)	-5.81%	2.01	%(2)

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

2 The Lipper Average's since inception return is determined from the nearest month-end following the Fund's inception date and not from the actual inception date of the Fund.

Investment Adviser/Portfolio Managers

PIMCO serves as the investment adviser for the Fund. Research Affiliates serves as the Fund's sub-adviser. The Fund's portfolio is jointly and primarily managed by Robert D. Arnott, Christopher J. Brightman, Mohsen Fahmi, Bryan Tsu, Jing Yang and Graham Rennison. Mr. Arnott is the Chairman and Founder of Research Affiliates. Mr. Brightman is the Chief Investment Officer of Research Affiliates. Mr. Fahmi is a Managing Director of PIMCO. Each of Mr. Tsu and Ms. Yang is an Executive Vice President of PIMCO. Mr. Rennison is a Senior Vice President of PIMCO. Messrs. Arnott and Fahmi have jointly and primarily managed the Fund since its inception in December 2014. Mr. Brightman has jointly and primarily managed the Fund since July 2017. Mr. Tsu and Ms. Yang have jointly and primarily managed the Fund since July 2018. Mr. Rennison has jointly and primarily managed the Fund since May 2019.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 65 of this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	37

PIMCO StocksPLUS® Absolute Return Fund

Investment Objective

The Fund seeks total return which exceeds that of the S&P 500 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 81 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.64%	0.74%	0.84%	0.79%	0.79%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.09%	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	0.73%	0.83%	0.93%	1.13%	1.88%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.73%	0.83%	0.88%	1.13%	1.88%

1 "Other Expenses" include interest expense of 0.09%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.64%, 0.74%, 0.79%, 1.04% and 1.79% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$75	$233	$406	$906
I-2	$85	$265	$460	$1,025
I-3	$90	$291	$510	$1,138
Class A	$486	$721	$974	$1,698
Class C	$291	$591	$1,016	$2,201

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$486	$721	$974	$1,698
Class C	$191	$591	$1,016	$2,201

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 412% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund's investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the S&P 500 Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund's net assets. The value of S&P 500 Index derivatives should closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on

PIMCO FUNDS | PROSPECTUS	38

Prospectus

PIMCO's market forecasts. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in a "basket" of S&P 500 Index stocks.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such 20% limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund will normally limit its exposure (from non-U.S. dollar-denominated securities or currencies) to each non-U.S. currency to 10% of its total assets. The Fund will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	39

PIMCO StocksPLUS® Absolute Return Fund

regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by I-3 shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super-Composite 1500 Index.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 19.71%. For the periods shown in the bar chart, the highest quarterly return was 25.83% in the Q2 2009, and the lowest quarterly return was -16.45% in the Q3 2011.

40	PROSPECTUS | PIMCO FUNDS

Prospectus

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-5.73%	8.46%	16.27%
Institutional Class Return After Taxes on Distributions(1)	-8.36%	5.38%	12.66%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-2.07%	5.96%	12.21%
I-2 Return Before Taxes	-5.70%	8.37%	16.13%
I-3 Return Before Taxes	-5.86%	8.30%	16.09%
Class A Return Before Taxes	-9.61%	7.19%	15.34%
Class C Return Before Taxes	-7.53%	7.22%	14.94%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	-4.38%	8.49%	13.12%
Lipper Large-Cap Core Funds Average (reflects no deductions for taxes)	-5.62%	6.96%	11.96%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Mohsen Fahmi, Bryan Tsu and Jing Yang. Mr. Fahmi is a Managing Director of PIMCO, and each of Mr. Tsu and Ms. Yang is an Executive Vice President of PIMCO. Mr. Fahmi has jointly and primarily managed the Fund since September 2014, and Mr. Tsu and Ms. Yang have jointly and primarily managed the Fund since July 2018.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 65 of this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	41

PIMCO StocksPLUS® Fund

Investment Objective

The Fund seeks total return which exceeds that of the S&P 500 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 81 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Management Fees	0.50%	0.60%	0.70%	0.50%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	0.75%	0.50%
Other Expenses(1)	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	0.58%	0.68%	0.78%	0.83%	0.98%	1.48%	1.23%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.58%	0.68%	0.73%	0.83%	0.98%	1.48%	1.23%

1 "Other Expenses" include interest expense of 0.08%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.50%, 0.60%, 0.65%, 0.75%, 0.90%, 1.40% and 1.15% for Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$59	$186	$324	$726
I-2	$69	$218	$379	$847
I-3	$75	$244	$428	$961
Administrative Class	$85	$265	$460	$1,025
Class A	$471	$675	$896	$1,531
Class C	$251	$468	$808	$1,768
Class R	$125	$390	$676	$1,489

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$471	$675	$896	$1,531
Class C	$151	$468	$808	$1,768

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 281% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives in addition to or in place of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the S&P 500 Index. The value of S&P 500 Index derivatives should closely track changes in the value of the S&P 500 Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund's net assets. However, S&P 500 Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to

PIMCO FUNDS | PROSPECTUS	42

Prospectus

an overall portfolio duration which is normally not expected to exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in a "basket" of S&P 500 Index stocks.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such 10% limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	43

PIMCO StocksPLUS® Fund

derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For the period prior to the inception date of the I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by I-3 shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 19.67%. For the periods shown in the bar chart, the highest quarterly return was 24.70% in the Q2 2009, and the lowest quarterly return was -16.11% in the Q3 2011.

44	PROSPECTUS | PIMCO FUNDS

Prospectus

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-5.68%	8.25%	15.11%
Institutional Class Return After Taxes on Distributions(1)	-9.76%	5.63%	12.19%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-0.75%	6.03%	11.67%
I-2 Return Before Taxes	-5.71%	8.14%	14.98%
I-3 Return Before Taxes	-5.84%	8.09%	14.93%
Administrative Class Return Before Taxes	-5.89%	7.98%	14.87%
Class A Return Before Taxes	-9.49%	7.00%	14.32%
Class C Return Before Taxes	-7.23%	7.30%	14.08%
Class R Return Before Taxes	-6.27%	7.55%	14.37%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	-4.38%	8.49%	13.12%
Lipper Large-Cap Core Funds Average (reflects no deductions for taxes)	-5.62%	6.96%	11.96%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Mohsen Fahmi, Bryan Tsu and Jing Yang. Mr. Fahmi is a Managing Director of PIMCO, and each of Mr. Tsu and Ms. Yang is an Executive Vice President of PIMCO. Ms. Yang and Messrs. Fahmi and Tsu have jointly and  primarily managed the Fund since July 2018.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 65 of this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	45

PIMCO StocksPLUS® International Fund (Unhedged)

Investment Objective

The Fund seeks total return which exceeds that of its benchmark index consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 81 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.64%	0.74%	0.84%	0.79%	0.79%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.09%	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	0.73%	0.83%	0.93%	1.13%	1.88%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.73%	0.83%	0.88%	1.13%	1.88%

1 "Other Expenses" include interest expense of 0.09%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.64%, 0.74%, 0.79%, 1.04% and 1.79% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$75	$233	$406	$906
I-2	$85	$265	$460	$1,025
I-3	$90	$291	$510	$1,138
Class A	$486	$721	$974	$1,698
Class C	$291	$591	$1,016	$2,201

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$486	$721	$974	$1,698
Class C	$191	$591	$1,016	$2,201

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 325% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund's investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund's benchmark index is the Morgan Stanley Capital International Europe Australasia Far East ("EAFE") Index (the "Index"). The Fund normally uses equity derivatives instead of stocks to attempt to equal or exceed the daily performance of the Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund's net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income

PIMCO FUNDS | PROSPECTUS	46

Prospectus

Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's market forecasts. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Index is an unmanaged index of issuers in countries of Europe, Australia and the Far East represented in U.S. dollars on an unhedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund's equity exposure will not be hedged into U.S. dollars.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such 20% limitation, the Fund may invest in mortgage-related securities rated below B). With respect to the Fund's fixed income investments, the Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. With respect to the Fund's fixed income investments, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means with respect to the Fund's fixed income investments, the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). With respect to the Fund's fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. With respect to the Fund's fixed income investments, the Fund will normally limit its exposure (from non-U.S. dollar-denominated securities or currencies) to each non-U.S. currency to 10% of its total assets. With respect to the Fund's fixed income investments, the Fund will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Index derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	47

PIMCO StocksPLUS® International Fund (Unhedged)

the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by I-3 shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time and typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

48	PROSPECTUS | PIMCO FUNDS

Prospectus

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 1.50%. For the periods shown in the bar chart, the highest quarterly return was 35.87% in the Q2 2009, and the lowest quarterly return was -21.65% in the Q3 2011.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-15.09%	0.42%	8.98%
Institutional Class Return After Taxes on Distributions(1)	-18.83%	-1.91%	5.30%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-7.35%	-0.39%	5.75%
I-2 Return Before Taxes	-15.14%	0.33%	8.88%
I-3 Return Before Taxes	-15.29%	0.26%	8.81%
Class A Return Before Taxes	-18.40%	-0.71%	8.12%
Class C Return Before Taxes	-16.65%	-0.70%	7.74%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	-13.79%	0.53%	6.32%
Lipper International Multi-Cap Core Funds Average (reflects no deductions for taxes)	-14.99%	0.20%	6.08%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Mohsen Fahmi, Bryan Tsu and Jing Yang. Mr. Fahmi is a Managing Director of PIMCO, and each of Mr. Tsu and Ms. Yang is an Executive Vice President of PIMCO. Mr. Fahmi has jointly and primarily managed the Fund since September 2014, and Mr. Tsu and Ms. Yang have jointly and primarily managed the Fund since July 2018.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 65 of this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	49

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

Investment Objective

The Fund seeks total return which exceeds that of its benchmark index consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 81 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.75%	0.85%	0.95%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.12%	0.12%	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	0.87%	0.97%	1.07%	1.27%	2.02%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.87%	0.97%	1.02%	1.27%	2.02%

1 "Other Expenses" include interest expense of 0.12%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.75%, 0.85%, 0.90%, 1.15% and 1.90% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$89	$278	$482	$1,073
I-2	$99	$309	$536	$1,190
I-3	$104	$335	$585	$1,301
Class A	$500	$763	$1,046	$1,851
Class C	$305	$634	$1,088	$2,348

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$500	$763	$1,046	$1,851
Class C	$205	$634	$1,088	$2,348

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 301% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund's investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund's benchmark index is the Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index, hedged to U.S. dollars (the "Index"). The Fund normally uses equity derivatives instead of stocks to attempt to equal or exceed the daily performance of the Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund's net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to

PIMCO FUNDS | PROSPECTUS	50

Prospectus

purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's market forecasts. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Index is an unmanaged index of issuers in countries of Europe, Australia and the Far East represented in U.S. dollars on a hedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such 20% limitation, the Fund may invest in mortgage-related securities rated below B). With respect to the Fund's fixed income investments, the Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. With respect to the Fund's fixed income investments, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means with respect to the Fund's fixed income investments, the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). With respect to the Fund's fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. With respect to the Fund's fixed income investments, the Fund will normally limit its exposure (from non-U.S. dollar-denominated securities or currencies) to each non-U.S. currency to 10% of its total assets. With respect to the Fund's fixed income investments, the Fund will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Index derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	51

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-2 shares (March 9, 2012) and I-3 shares (April 27, 2018), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by these classes of shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The MSCI EAFE Hedged USD Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a hedged basis. The Lipper International Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time and typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

52	PROSPECTUS | PIMCO FUNDS

Prospectus

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 1.67%. For the periods shown in the bar chart, the highest quarterly return was 27.71% in the Q2 2009, and the lowest quarterly return was -17.37% in the Q3 2011.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-10.10%	4.52%	11.50%
Institutional Class Return After Taxes on Distributions(1)	-11.81%	1.69%	7.24%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-4.99%	2.31%	7.39%
I-2 Return Before Taxes	-10.22%	4.43%	11.40%
I-3 Return Before Taxes	-10.15%	4.39%	11.35%
Class A Return Before Taxes	-13.87%	3.33%	10.44%
Class C Return Before Taxes	-11.95%	3.32%	10.24%
MSCI EAFE Hedged USD Index (reflects no deductions for fees, expenses or taxes)	-8.96%	4.61%	8.09%
Lipper International Multi-Cap Core Funds Average (reflects no deductions for taxes)	-14.99%	0.20%	6.08%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Mohsen Fahmi, Bryan Tsu and Jing Yang. Mr. Fahmi is a Managing Director of PIMCO, and each of Mr. Tsu and Ms. Yang is an Executive Vice President of PIMCO. Mr. Fahmi has jointly and primarily managed the Fund since January 2015, and Mr. Tsu and Ms. Yang have jointly and primarily managed the Fund since July 2018.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 65 of this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	53

PIMCO StocksPLUS® Long Duration Fund

Investment Objective

The Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 81 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class A
Management Fees	0.59%	0.69%	0.74%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Other Expenses(1)	0.52%	0.52%	0.52%
Total Annual Fund Operating Expenses	1.11%	1.21%	1.51%

1 "Other Expenses" include interest expense of 0.52%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses are 0.59%,  0.69% and 0.99% for Institutional Class, I-2 and Class A shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2 or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$113	$353	$612	$1,352
I-2	$123	$384	$665	$1,466
Class A	$523	$834	$1,168	$2,109

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$523	$834	$1,168	$2,109

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 144% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of its benchmark indexes, the S&P 500 Index and a secondary blended index (as described below, and together with the S&P 500 Index, the "Indexes"), by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the Indexes. The Fund typically will seek to gain long exposure to the S&P 500 Index in an amount, under normal circumstances, approximately equal to the Fund's net assets. The value of S&P 500 Index derivatives should closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg Barclays Long-Term Government Credit Index, as calculated by PIMCO, which as of May 31, 2019 was 15.03 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives and/or S&P 500 Index stocks even when the S&P 500 Index is declining.

PIMCO FUNDS | PROSPECTUS	54

Prospectus

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in a "basket" of S&P 500 Index stocks.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	55

PIMCO StocksPLUS® Long Duration Fund

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a primary and secondary broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. The Fund's I-2 and Class A shares have not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund measures its performance against a primary benchmark and a secondary benchmark. The Fund's primary benchmark is the S&P 500 Index. The Fund's secondary benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Bloomberg Barclays Long-Term Government/Credit Index and subtracting 3-Month LIBOR (London Interbank Offered Rate). This blend is intended to represent a portfolio which obtains 100% exposure to the S&P 500 Index via derivatives in exchange for the payment of 3-Month LIBOR, and invests the capital in a long duration bond portfolio. The portfolio manager believes that this self-blended benchmark reflects the Fund's investment strategy more accurately than the S&P 500 Index.

The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The secondary benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Bloomberg Barclays Long-Term Government/Credit Index and subtracting 3-month LIBOR. The Bloomberg Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The 3 Month LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. The Lipper Specialty Diversified Equity Funds Average is a total return performance average of funds tracked by Lipper, Inc., that, by portfolio practice, invest in all market capitalization ranges without restriction. These funds typically have distinctly different strategies and performance, resulting in a low coefficient of determination (r-squared) compared to other U.S. diversified equity funds.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 3.20%. For the periods shown in the bar chart, the highest quarterly return was 24.82% in the Q3 2009, and the lowest quarterly return was -17.14% in the Q1 2009.

56	PROSPECTUS | PIMCO FUNDS

Prospectus

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-9.69%	13.43%	18.76%
Institutional Class Return After Taxes on Distributions(1)	-14.29%	7.29%	12.16%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-5.25%	8.32%	12.77%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	-4.38%	8.49%	13.12%
S&P 500 Index + Bloomberg Barclays Long-Term Government/Credit Index - 3 Month LIBOR (reflects no deductions for fees, expenses or taxes)	-10.66%	13.63%	19.24%
Lipper Specialty Diversified Equity Funds Average (reflects no deductions for taxes)	-5.78%	-3.84%	-7.20%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Mike Cudzil, Mohit Mittal and Steve Rodosky. Messrs. Cudzil, Mittal and Rodosky are Managing Directors of PIMCO. Messrs. Cudzil and Mittal have managed the Fund since February 2016. Mr. Rodosky has managed the Fund since its inception in August 2007.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 65 of this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	57

PIMCO StocksPLUS® Short Fund

Investment Objective

The Fund seeks total return through the implementation of short investment positions on the S&P 500 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 81 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.64%	0.74%	0.84%	0.79%	0.79%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.13%	0.13%	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	0.77%	0.87%	0.97%	1.17%	1.92%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.77%	0.87%	0.92%	1.17%	1.92%

1 "Other Expenses" include interest expense of 0.13%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.64%, 0.74%, 0.79%, 1.04% and 1.79% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$79	$246	$428	$954
I-2	$89	$278	$482	$1,073
I-3	$94	$304	$531	$1,185
Class A	$490	$733	$995	$1,742
Class C	$295	$603	$1,037	$2,243

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$490	$733	$995	$1,742
Class C	$195	$603	$1,037	$2,243

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 325% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in short positions with respect to the S&P 500 Index (the "Index") or specific Index securities, backed by a portfolio of Fixed Income Instruments, such that the Fund's net asset value may vary inversely with the value of the Index on a daily basis, subject to certain limitations summarized below. In managing the Fund's investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will generally benefit when the price of the Index is declining. When the Index is rising, the Fund will generally not perform as well. Fixed Income Instruments owned by the Fund may also benefit or detract from the Fund's net asset value. The Fund is designed for investors seeking to take advantage of declines in the value of the Index, or investors wishing to hedge existing long equity positions. However, the Fund is not designed or expected to produce returns which replicate the inverse of the performance of the Index due to compounding, PIMCO active management, Fund fees and expenses and other factors discussed below.

PIMCO FUNDS | PROSPECTUS	58

Prospectus

The Fund will maintain short positions through the use of a combination of derivatives, including options, futures, options on futures, and swaps. The Fund may invest, without limitation, in such instruments. While the Fund will, under normal circumstances, invest primarily in Index short positions backed by a portfolio of Fixed Income Instruments, PIMCO may reduce the Fund's exposure to Index short positions when PIMCO deems it appropriate to do so. Additionally, the Fund may purchase call options on Index futures contracts or on other similar Index derivatives in an effort to limit the total potential decline in the Fund's net asset value during a market in which prices of securities are rising or expected to rise.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's market forecasts. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates.  The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such 20% limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund will normally limit its exposure (from non-U.S. dollar-denominated securities or currencies) to each non-U.S. currency to 10% of its total assets. The Fund will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities.

Although the Fund uses derivatives and other short positions to gain exposures that may vary inversely with the performance of the Index on a daily basis, the Fund as a whole is not designed or expected to produce returns which replicate the inverse of the performance of the Index, and the degree of variation could be substantial, particularly over longer periods.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, even if the value of the Index is declining (which could be beneficial to the Fund's short strategy), this could be offset by declining values of Fixed Income Instruments held by the Fund. Conversely, it is possible that rising fixed income securities prices could be offset by a rising Index (which could lead to losses in a short strategy). In either scenario the Fund may experience losses. In a market where the value of the Index is rising and the Fund's Fixed Income Instrument holdings are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Inverse Correlation and Compounding Risk: the risk that the Fund's performance may vary substantially from the inverse performance of the Index for a number of reasons, including the effects of compounding on the performance of the Fund's derivatives short positions for periods greater than one day, the results of PIMCO's active management of the Fund (including income and gains or losses from Fixed Income Instruments and variations in the Fund's level of short exposure) and that derivatives positions in general may not correlate exactly with an index

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from

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PIMCO StocksPLUS® Short Fund

fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund measures its performance against a primary benchmark and a secondary benchmark. The Fund's primary benchmark is the S&P 500 Index. The Fund's performance may vary inversely with the value of the S&P 500 Index on a daily basis, subject to certain limitations. The Fund's secondary benchmark is the Inverse of S&P 500 Index. The Fund believes that the secondary benchmark reflects the Fund's investment strategy more accurately than the S&P 500 Index. It may be reasonable to expect significant differences between the Fund's performance and that of the secondary benchmark, as well as potentially significant differences between the Fund's primary and secondary benchmarks due to compounding and other considerations.

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a primary and secondary broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-2 shares (January 29, 2010) and I-3 shares (April 27, 2018), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by these classes of shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the

60	PROSPECTUS | PIMCO FUNDS

Prospectus

large-cap segment of the U.S. equities market. The Fund's performance may vary inversely with the value of the index on a daily basis, subject to certain limitations. The Inverse of the S&P 500 Index is the negative equivalent of the return of the S&P 500 Index. The Lipper Dedicated Short-Bias Fund Average is a total return performance average of funds tracked by Lipper, Inc. that employ portfolio strategies consistently creating a "net short" exposure to the market. This classification also includes short-only funds, i.e., funds that pursue short sales of stock or stock index options.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is -1.31%. For the periods shown in the bar chart, the highest quarterly return was 14.90% in the Q2 2010, and the lowest quarterly return was -10.82% in the Q4 2010.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	5.25%	-6.86%	-9.49%
Institutional Class Return After Taxes on Distributions(1)	4.71%	-7.59%	-10.39%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	3.11%	-5.30%	-6.29%
I-2 Return Before Taxes	4.96%	-6.96%	-9.59%
I-3 Return Before Taxes	4.98%	-7.02%	-9.63%
Class A Return Before Taxes	0.89%	-7.88%	-10.20%
Class C Return Before Taxes	2.98%	-7.92%	-10.55%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	-4.38%	8.49%	13.12%
Inverse of S&P 500 Index (reflects no deductions for fees, expenses or taxes)	2.34%	-8.97%	-13.34%
Lipper Dedicated Short-Bias Fund Average (reflects no deductions for taxes)	7.56%	-16.57%	-24.73%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Mohsen Fahmi, Bryan Tsu and Jing Yang. Mr. Fahmi is a Managing Director of PIMCO, and each of Mr. Tsu and Ms. Yang is an Executive Vice President of PIMCO. Mr. Fahmi has jointly and primarily managed the Fund since September 2014, and Mr. Tsu and Ms. Yang have jointly and primarily managed the Fund since July 2018.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 65 of this prospectus.

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PIMCO StocksPLUS® Small Fund

Investment Objective

The Fund seeks total return which exceeds that of the Russell 2000® Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 81 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Management Fees	0.69%	0.79%	0.89%	0.69%	0.84%	0.84%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%
Other Expenses(1)	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses	0.83%	0.93%	1.03%	1.08%	1.23%	1.98%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.83%	0.93%	0.98%	1.08%	1.23%	1.98%

1 "Other Expenses" include interest expense of 0.14%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.69%, 0.79%, 0.84%, 0.94%, 1.09% and 1.84% for Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$85	$265	$460	$1,025
I-2	$95	$296	$515	$1,143
I-3	$100	$323	$564	$1,255
Administrative Class	$110	$343	$595	$1,317
Class A	$496	$751	$1,025	$1,808
Class C	$301	$621	$1,068	$2,306

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$496	$751	$1,025	$1,808
Class C	$201	$621	$1,068	$2,306

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 436% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. In managing the Fund's investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses Russell 2000® Index derivatives instead of Russell 2000® Index stocks to attempt to equal or exceed the performance of the Russell 2000® Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund's net assets. The value of Russell 2000® Index derivatives should closely track changes in the value of the index. However, Russell 2000® Index derivatives may be purchased with a small fraction of the assets that would be needed

PIMCO FUNDS | PROSPECTUS	62

Prospectus

to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's market forecasts. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. As of June 30, 2019, the Russell 2000® Index's average market capitalization (dollar-weighted) was $2.55 billion. The Fund seeks to remain invested in Russell 2000® Index derivatives or Russell 2000® Index stocks even when the Russell 2000® Index is declining.

Though the Fund does not normally invest directly in Russell 2000® Index securities, when Russell 2000® Index derivatives appear to be overvalued relative to the Russell 2000® Index, the Fund may invest all of its assets in a "basket" of Russell 2000® Index stocks.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such 20% limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. With respect to the Fund's fixed income investments, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). With respect to the Fund's fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. With respect to the Fund's fixed income investments, the Fund will normally limit its exposure (from non-U.S. dollar-denominated securities or currencies) to each non-U.S. currency to 10% of its total assets. With respect to the Fund's fixed income investments, the Fund will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Russell 2000® Index derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Russell 2000® Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate

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PIMCO StocksPLUS® Small Fund

perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018) and Administrative Class shares (June 30, 2014), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by these classes of shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general. The Lipper Small-Cap Core Funds Average is a total performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

64	PROSPECTUS | PIMCO FUNDS

Prospectus

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 1.80%. For the periods shown in the bar chart, the highest quarterly return was 30.73% in the Q2 2009, and the lowest quarterly return was -24.61% in the Q3 2011.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-12.16%	5.09%	15.80%
Institutional Class Return After Taxes on Distributions(1)	-14.70%	2.47%	11.22%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-5.68%	3.26%	10.99%
I-2 Return Before Taxes	-12.34%	4.97%	15.66%
I-3 Return Before Taxes	-12.40%	4.90%	15.61%
Administrative Class Return Before Taxes	-12.40%	4.83%	15.52%
Class A Return Before Taxes	-15.85%	3.87%	14.94%
Class C Return Before Taxes	-13.99%	3.88%	14.50%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	-11.01%	4.41%	11.97%
Lipper Small-Cap Core Funds Average (reflects no deductions for taxes)	-12.85%	3.32%	11.54%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Mohsen Fahmi, Bryan Tsu and Jing Yang. Mr. Fahmi is a Managing Director of PIMCO, and each of Mr. Tsu and Ms. Yang is an Executive Vice President of PIMCO. Mr. Fahmi has jointly and primarily managed the Fund since September 2014, and Mr. Tsu and Ms. Yang have jointly and primarily managed the Fund since July 2018.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 65 of this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	65

Summary of Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

Institutional Class, I-2, I-3 and Administrative Class

The minimum initial investment for Institutional Class, I-2, I-3 and Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.

You may sell (redeem) all or part of your Institutional Class, I-2, I-3 and Administrative Class shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:

■

Sending a written request by regular mail to:
PIMCO Funds
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Funds c/o DST Asset Manager Solutions, Inc.
430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407

■

Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you

■

Sending a fax to our Shareholder Services department at 816.421.2861

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Sending an e-mail to piprocess@dstsystems.com

Class A, Class C and Class R

The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.

There is no minimum initial or minimum subsequent investment in Class R shares because Class R shares may only be purchased through omnibus accounts for specified benefit plans. Specified benefit plans that wish to invest directly by mail should send a check payable to the PIMCO Family of Funds, along with a completed Account Application, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Firms

If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm's Web site for more information.

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Description of Principal Risks

The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries. The principal risks are described in this section. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information (the "SAI") also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Principal Risk	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS International Fund	PIMCO RAE PLUS Small Fund	PIMCO RAE Low Volatility PLUS EMG Fund
New/Small Fund	–	–	–	–	–	–
Interest Rate	x	x	x	x	x	x
Call	x	x	x	x	x	x
Credit	x	x	x	x	x	x
High Yield	x	x	x	x	x	x
Market	x	x	x	x	x	x
Issuer	x	x	x	x	x	x
Liquidity	x	x	x	x	x	x
Derivatives	x	x	x	x	x	x
Equity	x	x	x	x	x	x
Mortgage-Related and Other Asset-Backed Securities	x	x	x	x	x	x
Foreign (Non-U.S.) Investment	x	x	x	x	x	x
Emerging Markets	x	x	x	x	x	x
Sovereign Debt	x	x	x	x	x	x
Currency	x	x	x	x	x	x
Leveraging	x	x	x	x	x	x
Smaller Company	–	–	–	–	x	–
Management	x	x	x	x	x	x
Model	x	x	x	x	x	x
Short Exposure	x	x	x	x	x	x
Value Investing	x	x	x	x	x	x
Inverse Correlation and Compounding	–	–	–	–	–	–

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Principal Risk	PIMCO RAE Low Volatility PLUS Fund	PIMCO RAE Low Volatility PLUS International Fund	PIMCO RAE Worldwide Long/Short PLUS Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® Fund
New/Small Fund	x	–	–	–	–
Interest Rate	x	x	x	x	x
Call	x	x	x	x	x
Credit	x	x	x	x	x
High Yield	x	x	x	x	x
Market	x	x	x	x	x
Issuer	x	x	x	x	x
Liquidity	x	x	x	x	x
Derivatives	x	x	x	x	x
Equity	x	x	x	x	x
Mortgage-Related and Other Asset-Backed Securities	x	x	x	x	x
Foreign (Non-U.S.) Investment	x	x	x	x	x
Emerging Markets	x	x	x	x	x
Sovereign Debt	x	x	x	x	x
Currency	x	x	x	x	x
Leveraging	x	x	x	x	x
Smaller Company	–	–	–	–	–
Management	x	x	x	x	x
Model	x	x	x	–	–
Short Exposure	x	x	x	x	x
Value Investing	x	x	x	–	–
Inverse Correlation and Compounding	–	–	–	–	–

Principal Risk	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund
New/Small Fund	–	–	–	–	–
Interest Rate	x	x	x	x	x
Call	x	x	x	x	x
Credit	x	x	x	x	x
High Yield	x	x	x	x	x
Market	x	x	x	x	x
Issuer	x	x	x	x	x
Liquidity	x	x	x	x	x
Derivatives	x	x	x	x	x
Equity	x	x	x	x	x
Mortgage-Related and Other Asset-Backed Securities	x	x	x	x	x
Foreign (Non-U.S.) Investment	x	x	x	x	x
Emerging Markets	x	x	x	x	x
Sovereign Debt	x	x	x	x	x
Currency	x	x	x	x	x
Leveraging	x	x	x	x	x
Smaller Company	–	–	–	–	x
Management	x	x	x	x	x
Model	–	–	–	–	–
Short Exposure	x	x	x	x	x
Value Investing	–	–	–	–	–
Inverse Correlation and Compounding	–	–	–	x	–

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New/Small Fund Risk

A new or smaller Fund's performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller Funds. New and smaller Funds may also require a period of time before they are fully invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this "ramp-up" period, and may also be more volatile, than would be the case after the Fund is fully invested. Similarly, a new or smaller Fund's investment strategy may require a longer period of time to show returns that are representative of the strategy. New Funds have limited performance histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new or smaller Fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in a Fund's portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value ("NAV") of the Fund's shares.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are near historically low levels. Thus, Funds currently face a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise.

During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Certain European countries have recently experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if a Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity is an additional measure used to understand a security's or Fund's interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security's price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the

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issuer's credit quality). If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by a Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Therefore, if a Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as "high yield securities" or "junk bonds") may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. These securities are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund's ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to "call" or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In addition, the high yield securities in which a Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to a Fund. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.

In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Funds to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on a Fund's investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct

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capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund's investments. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether a specific Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to Funds that invest in fixed income securities. As discussed more under "Interest Rate Risk," interest rates in the U.S. are at or near historically low levels. Any interest rate increases in the future could cause the value of any Fund that invests in fixed income securities to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund and its shareholders.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, a Fund may rely on various third-party sources to calculate its NAV. As a result, a Fund is subject to certain operational risks associated with reliance on service providers and service providers' data sources. In particular, errors or systems failures and other technological issues may adversely impact a Fund's calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. A Fund may be unable to recover any losses associated with such failures.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

Liquidity Risk

The Securities and Exchange Commission defines liquidity risk as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund.Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. A Fund's investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

In such cases, a Fund, due to regulatory limitations on investments in illiquid investmentsand the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund's principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Certain accounts or PIMCO affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these shareholders of their holdings in a Fund may impact the Fund's liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund's brokerage costs.

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Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the SAI. The Funds typically use derivatives as a substitute for taking a position in the underlying asset, as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indexes, sectors, currencies, and/or geographic regions, and/or to reduce exposure to other risks, such as interest rate, credit or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk, and in some cases, may subject a Fund to the potential for unlimited loss. The use of derivatives may cause the Fund's investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund's total investment exposure exceeding the value of its portfolio.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. In this regard, many of the Funds offered in this prospectus seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or the derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests. Further, in the case of Funds that attempt to produce returns from short derivatives positions which correlate inversely with the performance of an index on a daily basis, such as the PIMCO StocksPLUS® Short Fund, for periods greater than one day, the effect of compounding may result in the performance of the derivatives, and the Fund's performance attributable to those positions, to be either greater than or less than the inverse of the index performance, and the extent of the variation could be substantial due to market volatility and other factors. See "Characteristics and Risks of Securities and Investment Techniques—Derivatives— Correlation Risk." For further discussion of risks associated with the PIMCO StocksPLUS® Short Fund, please see "Inverse Correlation and Compounding Risk."

A Fund investing in a derivative instrument could lose more than the initial amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty. Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund's obligations or the Fund's exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. In such case, the Fund may lose money.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Fund may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Fund will be subject to increased liquidity and investment risk.

When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Fund's hedging transactions will be effective.

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The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund's derivative transactions, impede the employment of the Fund's derivatives strategies, or adversely affect the Fund's performance.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, preferred securities, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.

Mortgage-Related and Other Asset-Backed Securities Risk

Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Foreign (Non-U.S.) Investment Risk

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities. A Fund that focuses its investments in multiple asset classes of emerging market securities may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign

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issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Funds could lose money.

Sovereign Debt Risk

Sovereign debt risk is the risk that fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity's failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to a Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond a Fund's control, may result in a loss in value of the Fund's sovereign debt holdings.

Currency Risk

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that a Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. In accordance with federal securities laws, rules, and staff positions, PIMCO will mitigate its leveraging risk by segregating or "earmarking" liquid assets or otherwise covering transactions that may give rise to such risk. The Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund's investment returns, resulting in greater losses. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

Smaller Company Risk

The general risks associated with fixed income securities and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk

The Funds are subject to management risk because they are actively managed investment portfolios. PIMCO or the Sub-Adviser, as applicable, and each individual portfolio manager will apply investment techniques and risk analysis and will, in some cases, rely partially or entirely upon or be informed by one or more quantitative models in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In

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such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent a Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. There also can be no assurance that all of the personnel of PIMCO or the Sub-Adviser will continue to be associated with PIMCO or the Sub-Adviser for any length of time. The loss of services of one or more key employees of PIMCO or the Sub-Adviser could have an adverse impact on the Fund's ability to realize its investment objective. Similarly, there can be no assurance that quantitative models utilized by the Sub-Adviser or related data sources will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on the Fund's ability to realize its investment objective.

Because certain Funds obtain exposure to certain proprietary model stock portfolios by investing in equity total return swaps based on such model portfolios, in other securities and instruments to replicate the performance of such model portfolios, or directly in the equity securities held in such model portfolios, such Funds will be subject to the risks associated with the management of these proprietary model stock portfolios by the Sub-Adviser to such Funds.

Model Risk

In making investment allocation decisions, the Sub-Adviser may utilize proprietary quantitative models. These models are used by the Sub-Adviser to determine the Fund's investment allocation decisions. The Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of your investment. There can be no assurance that the models used by the Sub-Adviser will remain viable, due to various factors, which may include the quality of the data input into the models and the assumptions underlying such models, which to varying degrees involve the exercise of judgment, as well as the possibility of errors in constructing or using the model.

Models rely on accurate market data inputs. If inaccurate market data is entered into a model, the resulting information will be incorrect. In addition, the models used may be predictive in nature and such models may result in an incorrect assessment of future events. The models evaluate securities or securities markets based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models. In addition, when relying on a quantitative model and/or data supplied by third parties, the Sub-Adviser may have less insight into the construction, coding or testing of the third-party model or data, and the Sub-Adviser will be exposed to systems, cyber security and other risks associated with the third party that provides the model or data.

The use of models can be complex and involves financial, economic, econometric and statistical theories, research and modeling; and the results of those processes must then be translated into computer code. Although the Sub-Adviser seeks to hire individuals and/or third parties, as applicable, skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform "real world" testing of a model's end product raises the chances that a finished model may contain an error; one or more of such errors could adversely affect the Fund's performance.

Short Exposure Risk

A Fund's short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero.

By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund's exposure to long security positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.

In times of unusual or adverse market, economic, regulatory or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. Also, there is the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

With regard to the PIMCO StocksPLUS® Short Fund, because the Fund invests primarily in short positions, gains and losses in the Fund will primarily be taxable as short-term gains or losses. However, a portion of the gains or losses from certain types of derivatives, including futures contracts on broad-based stock indexes in which the Fund may choose to invest, will be taxable as long-term gains or losses.

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Value Investing Risk

Value investing attempts to identify companies that are believed to be undervalued. Value stocks typically have prices that are low relative to factors such as the company's earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by PIMCO, or the Sub-Adviser, as applicable, if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur. A value investing style may perform better or worse than equity portfolios that focus on growth stocks or that have a broader investment style.

Inverse Correlation and Compounding Risk

The PIMCO StocksPLUS® Short Fund will generally benefit when the value of the Fund's associated index is declining and will generally not perform well when the index is rising, a result that is different from traditional mutual funds. However, the Fund is neither designed nor expected to produce returns which replicate the inverse of the performance of its associated index, and the degree of variation could be substantial, particularly over longer periods. Because the value of each Fund's derivatives short positions move in the opposite direction from the value of the Fund's associated index every day, for periods greater than one day, the effect of compounding may result in the performance of these derivatives positions, and the Fund's performance attributable to those positions, to be either greater than or less than the inverse of the index performance for such periods, and the extent of the variation could be substantial due to market volatility and other factors. In addition, the results of PIMCO's active management of the Funds, including the combination of income and capital gains or losses derived from the Fixed Income Instruments held by the Fund and the ability of the Fund to reduce or limit short exposure, may result in an imperfect inverse correlation between the performance of the Fund's associated index and the performance of the Fund. Further, there are a number of other reasons why changes in the value of derivatives positions may not correlate exactly (either positively or inversely) with an index or which may otherwise prevent a mutual fund or its positions from achieving such correlation. See "Derivatives Risk." For PIMCO StocksPLUS® Short Fund, this is due, in part, to the possibility that its commodity derivatives positions may have different roll dates, reset dates or contract months than those specified in a particular commodity index.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the SAI for information about the availability of the complete schedule of each Fund's holdings.

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Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as investment adviser, the "Investment Adviser," and serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees of PIMCO Funds (the "Trust"), PIMCO is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters.

PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2019, PIMCO had approximately $1.84 trillion in assets under management.

PIMCO has engaged Research Affiliates, a California limited liability company ("Research Affiliates"), to serve as the sub-adviser to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. Research Affiliates was organized in 2002 and is located at 620 Newport Center Drive, Suite 900, Newport Beach, CA 92660. As sub-adviser to these Funds, Research Affiliates is responsible for providing, subject to the supervision of PIMCO, investment advisory services in connection with each Fund's swap-based exposure to the proprietary model portfolio or portfolios, as described in the Fund's Fund Summary.

Management Fees

Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables reflect both an advisory fee and a supervisory and administrative fee. For the fiscal year ended March 31, 2019, the Funds paid monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets attributable to each class's shares taken separately):

	Management Fees
Fund Name	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
PIMCO RAE Fundamental Advantage PLUS Fund	0.89%	0.99%	N/A	N/A	1.04%	N/A	N/A
PIMCO RAE PLUS EMG Fund	1.15%	1.25%	N/A	N/A	1.30%	1.30%	N/A
PIMCO RAE PLUS Fund	0.79%	0.89%	0.99%	0.79%	0.94%	0.94%	N/A
PIMCO RAE PLUS International Fund	0.82%	0.92%	N/A	N/A	0.92%	N/A	0.92%
PIMCO RAE PLUS Small Fund	0.84%	0.94%	N/A	N/A	0.94%	0.94%	0.94%
PIMCO RAE Low Volatility PLUS EMG Fund	1.15%	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO RAE Low Volatility PLUS Fund	0.79%	N/A	N/A	N/A	0.94%	N/A	N/A
PIMCO RAE Low Volatility PLUS International Fund	0.82%	0.92%	N/A	N/A	N/A	N/A	N/A
PIMCO RAE Worldwide Long/Short PLUS Fund	1.19%	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO StocksPLUS® Absolute Return Fund	0.64%	0.74%	0.84%	N/A	0.79%	0.79%	N/A
PIMCO StocksPLUS® Fund	0.50%	0.60%	0.70%	0.50%	0.65%	0.65%	0.65%
PIMCO StocksPLUS® International Fund (Unhedged)	0.64%	0.74%	0.84%	N/A	0.79%	0.79%	N/A
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.75%	0.85%	0.95%	N/A	0.90%	0.90%	N/A
PIMCO StocksPLUS® Long Duration Fund	0.59%	0.69%	N/A	N/A	0.74%	N/A	N/A
PIMCO StocksPLUS® Short Fund	0.64%	0.74%	0.84%	N/A	0.79%	0.79%	N/A
PIMCO StocksPLUS® Small Fund	0.69%	0.79%	0.89%	0.69%	0.84%	0.84%	N/A

I-2, Class A and Class C shares of the PIMCO RAE Worldwide Long/Short PLUS Fund were not operational during the fiscal year ended March 31, 2019. The management fee for the I-2, Class A and Class C shares of the PIMCO RAE Worldwide Long/Short PLUS Fund is at the following annual rate (stated as a percentage of the average daily net assets attributable to the class's shares taken separately): 1.29%, 1.34% and 1.34%, respectively.

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Advisory Fee. Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2019, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund Name	Advisory Fee All Classes(1)
PIMCO RAE Fundamental Advantage PLUS Fund	0.64%
PIMCO RAE PLUS EMG Fund	0.85%
PIMCO RAE PLUS Fund	0.54%

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Fund Name	Advisory Fee All Classes(1)
PIMCO RAE PLUS International Fund	0.57%
PIMCO RAE PLUS Small Fund	0.59%
PIMCO RAE Low Volatility PLUS EMG Fund	0.85%(2)
PIMCO RAE Low Volatility PLUS Fund	0.54%
PIMCO RAE Low Volatility PLUS International Fund	0.57%
PIMCO RAE Worldwide Long/Short PLUS Fund	0.94%
PIMCO StocksPLUS® Absolute Return Fund	0.39%
PIMCO StocksPLUS® Fund	0.25%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.45%
PIMCO StocksPLUS® International Fund (Unhedged)	0.39%
PIMCO StocksPLUS® Long Duration Fund	0.35%
PIMCO StocksPLUS® Short Fund	0.39%
PIMCO StocksPLUS® Small Fund	0.44%

1 For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 114.

2 PIMCO has contractually agreed, effective July 31, 2019, through July 31, 2020, to reduce its advisory fee by 0.05% of the average daily net assets of the PIMCO RAE Low Volatility PLUS EMG Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may be entitled to reimbursement of amounts waived in future periods, not exceeding three years from the date of waiver. See "Fee Waiver Agreement" below. Prior to July 31, 2019, PIMCO contractually agreed to reduce its advisory fee by 0.15% of the average daily net assets of the Fund.

A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contract is available in the Funds' Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2018.

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Supervisory and Administrative Fee. Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Funds. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended March 31, 2019, the Funds paid PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class's shares taken separately):

	Supervisory and Administrative Fees(1)
Fund Name	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
PIMCO RAE Fundamental Advantage PLUS Fund	0.25%	0.35%	N/A	N/A	0.40%	N/A	N/A
PIMCO RAE PLUS EMG Fund	0.30%	0.40%	N/A	N/A	0.45%	0.45%	N/A
PIMCO RAE PLUS Fund	0.25%	0.35%	0.45%	0.25%	0.40%	0.40%	N/A
PIMCO RAE PLUS International Fund	0.25%	0.35%	N/A	N/A	0.35%	N/A	0.35%
PIMCO RAE PLUS Small Fund	0.25%	0.35%	N/A	N/A	0.35%	0.35%	0.35%
PIMCO RAE Low Volatility PLUS EMG Fund	0.30%	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO RAE Low Volatility PLUS Fund	0.25%	N/A	N/A	N/A	0.40%	N/A	N/A
PIMCO RAE Low Volatility PLUS International Fund	0.25%	0.35%	N/A	N/A	N/A	N/A	N/A
PIMCO RAE Worldwide Long/Short PLUS Fund	0.25%	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO StocksPLUS® Absolute Return Fund	0.25%	0.35%	0.45%	N/A	0.40%	0.40%	N/A
PIMCO StocksPLUS® Fund	0.25%	0.35%	0.45%	0.25%	0.40%	0.40%	0.40%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.30%	0.40%	0.50%	N/A	0.45%	0.45%	N/A
PIMCO StocksPLUS® International Fund (Unhedged)	0.25%	0.35%	0.45%	N/A	0.40%	0.40%	N/A
PIMCO StocksPLUS® Long Duration Fund	0.24%	0.34%	N/A	N/A	0.39%	N/A	N/A
PIMCO StocksPLUS® Short Fund	0.25%	0.35%	0.45%	N/A	0.40%	0.40%	N/A

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	Supervisory and Administrative Fees(1)
Fund Name	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
PIMCO StocksPLUS® Small Fund	0.25%	0.35%	0.45%	0.25%	0.40%	0.40%	N/A

1 For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 114.

I-2, Class A and Class C shares of the PIMCO RAE Worldwide Long/Short PLUS Fund were not operational during the fiscal year ended March 31, 2019. The supervisory and administrative fee for the I-2, Class A and Class C shares of the PIMCO RAE Worldwide Long/Short PLUS Fund is at the following annual rate (stated as a percentage of the average daily net assets attributable to the class's shares taken separately): 0.35%, 0.40% and 0.40%, respectively.

Expense Limitation Agreement

Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of each Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the "Expense Limit") (calculated as a percentage of average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the "Reimbursement Amount") during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

Fee Waiver Agreement

PIMCO has contractually agreed, through July 31, 2020, to waive its advisory fee by 0.05% of the average daily net assets of the PIMCO RAE Low Volatility PLUS EMG Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the advisory fee waived as set forth above (the "RAE Reimbursement Amount") during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity identifier and pro rata Trustee fees or supervisory and administrative fees pursuant to the Expense Limitation Agreement, exceed, for such month, the Expense Limit; 2) exceed the total RAE Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of PIMCO RAE PLUS Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience

PIMCO RAE Fundamental Advantage PLUS Fund*
PIMCO RAE PLUS EMG Fund*
PIMCO RAE PLUS Fund*
PIMCO RAE PLUS International Fund*
PIMCO RAE PLUS Small Fund*
PIMCO RAE Low Volatility PLUS EMG Fund*
PIMCO RAE Low Volatility PLUS Fund*
PIMCO RAE Low Volatility PLUS International Fund*
PIMCO RAE Worldwide Long/Short PLUS Fund**

	Robert D. Arnott	9/14 9/14 9/14 9/14 9/14 9/14 9/14 9/14 12/14†	Chairman, Founder, Research Affiliates, since July 2002. Previously, Mr. Arnott was Chairman of First Quadrant, L.P. until April 2004. He joined First Quadrant in April 1988.

PIMCO RAE Fundamental Advantage PLUS Fund*
PIMCO RAE PLUS EMG Fund*
PIMCO RAE PLUS Fund*
PIMCO RAE PLUS International Fund*
PIMCO RAE PLUS Small Fund*
PIMCO RAE Low Volatility PLUS EMG Fund*
PIMCO RAE Low Volatility PLUS Fund*
PIMCO RAE Low Volatility PLUS International Fund*
PIMCO RAE Worldwide Long/Short PLUS Fund**

	Christopher J. Brightman	7/17 7/17 7/17 7/17 7/17 7/17 7/17 7/17 7/17

Chief Investment Officer, Research Affiliates, since April 2014. Previously at Research Affiliates, Mr. Brightman served as a Managing Director and Head of Investment Management. Prior to joining Research Affiliates in 2010, Mr. Brightman was chief executive officer of the University of Virginia Investment Management Company.

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PIMCO Funds

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO StocksPLUS® Long Duration Fund	Michael Cudzil	2/16	Managing Director, PIMCO. Mr. Cudzil is a portfolio manager and mortgage specialist. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura.

PIMCO RAE Fundamental Advantage PLUS Fund*
PIMCO RAE PLUS EMG Fund*
PIMCO RAE PLUS Fund*
PIMCO RAE PLUS International Fund*
PIMCO RAE PLUS Small Fund*
PIMCO RAE Low Volatility PLUS EMG Fund*
PIMCO RAE Low Volatility PLUS Fund*
PIMCO RAE Low Volatility PLUS International Fund*
PIMCO RAE Worldwide Long/Short PLUS Fund**
PIMCO StocksPLUS® Absolute Return Fund
PIMCO StocksPLUS® Fund
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
PIMCO StocksPLUS® International Fund (Unhedged)
PIMCO StocksPLUS® Short Fund
PIMCO StocksPLUS® Small Fund

	Mohsen Fahmi	9/14 9/14 9/14 1/15 1/15 1/15 1/15 1/15 12/14† 9/14 7/18 1/15 9/14 9/14 9/14

Managing Director, PIMCO. Mr. Fahmi joined PIMCO in 2014 and is a generalist portfolio manager focusing on global fixed income assets. Prior to joining PIMCO, Mr. Fahmi was with Moore Capital Management, most recently as a senior portfolio manager and previously as chief operating officer. Mr. Fahmi has also previously served as co-head of bond and currency proprietary trading at Tokai Bank Europe, head of leveraged investment at Salomon Brothers and executive director of proprietary trading at Goldman Sachs. Prior to this, he was a proprietary trader for J.P. Morgan in both New York and London, and he also spent seven years as an investment officer at the World Bank in Washington, DC. He has investment experience since 1984 and holds an MBA from Stanford University.

PIMCO StocksPLUS® Long Duration Fund	Mohit Mittal	2/16

Managing Director, PIMCO. He manages investment grade credit, total return and unconstrained bond portfolios and is a member of the Americas Portfolio Committee. Previously, he was a specialist on PIMCO's interest rates and derivatives desk. Mr. Mittal joined PIMCO in 2007 and holds an MBA in finance from the Wharton School of the University of Pennsylvania and an undergraduate degree in computer science from Indian Institute of Technology (IIT) in Delhi, India.

PIMCO RAE Worldwide Long/Short PLUS Fund**	Graham Rennison	5/19

Senior Vice President, PIMCO. Mr. Rennison is a member of the quantitative portfolio management group, focusing on multi-asset class systematic strategies. Prior to joining PIMCO in 2011, Mr. Rennison was associated with Barclays Capital and Lehman Brothers, researching and publishing widely on quantitative strategies in the credit markets.

PIMCO StocksPLUS® Long Duration Fund	Stephen Rodosky	8/07†	Managing Director, PIMCO. Mr. Rodosky joined PIMCO in 2001 and specializes in portfolio management of treasuries, agencies and futures.

PIMCO RAE Fundamental Advantage PLUS Fund*
PIMCO RAE PLUS EMG Fund*
PIMCO RAE PLUS Fund*
PIMCO RAE PLUS International Fund*
PIMCO RAE PLUS Small Fund*
PIMCO RAE Low Volatility PLUS EMG Fund*
PIMCO RAE Low Volatility PLUS Fund*
PIMCO RAE Low Volatility PLUS International Fund*
PIMCO RAE Worldwide Long/Short PLUS Fund**
PIMCO StocksPLUS® Absolute Return Fund
PIMCO StocksPLUS® Fund
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
PIMCO StocksPLUS® International Fund (Unhedged)
PIMCO StocksPLUS® Short Fund
PIMCO StocksPLUS® Small Fund

	Bryan Tsu	7/18 7/18 7/18 7/18 7/18 7/18 7/18 7/18 7/18 7/18 7/18 7/18 7/18 7/18 7/18

Executive Vice President, PIMCO. He is a portfolio manager in the New York office, focusing on commercial mortgage-backed securities and collateralized loan obligations. Prior to joining PIMCO in 2008, he worked at Bear Stearns in New York, syndicating collateralized loan and collateralized debt obligations and other asset-backed transactions. He has 12 years of investment experience and holds a bachelor's degree in economics and operations research from Columbia University.

PIMCO RAE Fundamental Advantage PLUS Fund*
PIMCO RAE PLUS EMG Fund*
PIMCO RAE PLUS Fund*
PIMCO RAE PLUS International Fund*
PIMCO RAE PLUS Small Fund*
PIMCO RAE Low Volatility PLUS EMG Fund*
PIMCO RAE Low Volatility PLUS Fund*
PIMCO RAE Low Volatility PLUS International Fund*
PIMCO RAE Worldwide Long/Short PLUS Fund**
PIMCO StocksPLUS® Absolute Return Fund
PIMCO StocksPLUS® Fund
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
PIMCO StocksPLUS® International Fund (Unhedged)
PIMCO StocksPLUS® Short Fund
PIMCO StocksPLUS® Small Fund

	Jing Yang	7/18 7/18 7/18 7/18 7/18 7/18 7/18 7/18 7/18 7/18 7/18 7/18 7/18 7/18 7/18

Executive Vice President, PIMCO. She is a portfolio manager and a mortgage specialist in the structured credit group in the Newport Beach office. Prior to joining PIMCO in 2006, she worked in home equity loan structuring at Morgan Stanley in New York. She has investment experience since 2006 and holds a Ph.D in Bioinformatics and a master's degree in statistics from the University of Chicago.

* Messrs. Arnott and Brightman are responsible for equity investments. Messrs. Fahmi and Tsu and Ms. Yang are responsible for fixed income investments.

** Messrs. Arnott and Brightman are responsible for equity investments. Messrs. Fahmi and Tsu and Ms. Yang are responsible for fixed income investments. Mr. Rennison is responsible for quantitative asset allocation.

80	PROSPECTUS | PIMCO FUNDS

Prospectus

† Inception of the Fund.

Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Investment Adviser, the Distributor (as defined below), the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor summary prospectus, the Trust's SAI, any contracts filed as exhibits to the Trust's registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend this, or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust's then-current prospectus or SAI.

Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC"). Please note all direct account requests or inquiries should be mailed to the Trust's transfer agent at P.O. Box 219294, Kansas City, MO 64121-9294 and should not be mailed to the Distributor.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	81

PIMCO Funds

Classes of Shares

Class A, Class C, Class R, Institutional Class, I-2, I-3 and Administrative Class shares of the Funds are offered in this prospectus. Each share class represents an investment in the same Fund, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment, the expenses borne by each class, which are detailed in the fee table and example at the front of this prospectus, any initial sales charge or contingent deferred sales charge (CDSC) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. Individual investors can generally invest in Class A and Class C shares. Class C shares of each Fund will automatically convert into Class A shares of the same Fund after they have been held for ten years. In addition, any Class C shares held in Orphaned Accounts (as defined below) will automatically convert into Class A shares of the same Fund. Certain shareholder accounts are maintained with the Trust's Transfer Agent and list a broker-dealer of record ("Prior Broker-Dealer of Record") other than the Distributor, and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the Trust and the Distributor becoming the default dealer of record for such account, then such account would be referred to as an "Orphaned Account." These automatic conversions will be executed without any sales charge, fee or other charge. After such a conversion takes place, the shares will be subject to all features and expenses of Class A shares. Only certain investors may purchase Institutional Class, I-2, I-3, Administrative Class and Class R shares.

The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Distributor or a financial firm. More information regarding sales charge waivers and discounts is summarized below.

The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial firms for distribution and other services. More information about the Trust's multi-class arrangements is included in the SAI and can be obtained free of charge by visiting pimco.com or by calling 888.87.PIMCO.

Sales Charges

Initial Sales Charges — Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial firm in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the NAV of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you obtain the proper "breakpoint" discount.

PIMCO RAE Worldwide Long/Short PLUS Fund — Class A Shares

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $50,000	5.50%	5.82%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 +	0.00%*	0.00%*

* As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, certain purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after their purchase. See "Contingent Deferred Sales Charges – Class A Shares" below.

All other Funds — Class A Shares

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $100,000	3.75%	3.90%
$100,000 but under $250,000	3.25%	3.36%
$250,000 but under $500,000	2.25%	2.30%
$500,000 but under $1,000,000	1.75%	1.78%
$1,000,000 +	0.00%*	0.00%*

* As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, certain purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after their purchase. See "Contingent Deferred Sales Charges – Class A Shares" below.

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, Right of Accumulation (Cumulative Quantity Discount), Letter of Intent or Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of the Trust or PIMCO Equity Series that offer Class A shares (other than the PIMCO Government Money Market Fund) (collectively, "Eligible Funds"), are summarized below and are described in greater detail in the SAI.

Combined Purchase Privilege and Right of Accumulation (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase (the "Combined Purchase Privilege"). In addition, a Qualifying Investor may obtain a reduced sales charge on Class A shares by adding the purchase value of Class A shares of an Eligible Fund with the current aggregate NAV of all Class A and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor (the "Right of Accumulation" or "Cumulative Quantity Discount").

82	PROSPECTUS | PIMCO FUNDS

Prospectus

The term "Qualifying Investor" refers to:

1.

an individual, such individual's spouse or domestic partner, as recognized by applicable state law, or such individual's children under the age of 21 years (each a "family member") (including family trust* accounts established by such a family member); or

2.

a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or

3.

an employee benefit plan of a single employer.

* For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege, Right of Accumulation or Letter of Intent, a "family trust" is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is/are the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is/are the trustee(s).

Please see the SAI for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent. Investors may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent which expresses intent to invest not less than $50,000 (or $100,000 in the case of those Funds with an initial sales charge breakpoint at $100,000) within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. The value of the investor's account(s) linked to a Letter of Intent will be included at the start date of the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased. Redemptions during the LOI period will not count against the shareholder, but a CDSC may be charged LOIs of $1,000,000.

In making computations concerning the amount purchased for purposes of a Letter of Intent, the Right of Accumulation value of eligible accounts will be included in the computation when the Letter of Intent begins in addition to purchases made during the Letter of Intent Period.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption date. The limitations and restrictions of this program are fully described in the SAI.

Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the public offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Right of Accumulation (Cumulative Quantity Discount).

Sales at Net Asset Value. In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including: individuals or accounts having certain relationships with the Trust, certain of its affiliates, PIMCO Equity Series, certain broker-dealers or the Distributor; individuals purchasing shares through certain types of omnibus or wrap accounts; investors engaging in certain transactions related to IRAs or other qualified retirement plan accounts; investors making certain purchases following the announcement of a Fund or share class liquidation or following certain share class conversions; and any other person for which the Distributor determines that there will be minimal cost borne by the Distributor associated with the sale. Please see the SAI for additional details.

If you are eligible to buy both Class A shares and Institutional Class shares, you should buy Institutional Class shares because Class A shares may be subject to sales charges and an annual 0.25% service fee.

Required Shareholder Information and Records. In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial firm must notify the Fund that the investor qualifies for such a reduction. If the Fund is not notified that the investor is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the investor's account. An investor may have to provide certain information or records to his or her financial firm or the Fund to verify the investor's eligibility for breakpoint discounts or sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

■

all of the investor's accounts held directly with the Trust or through a financial firm;

■

any account of the investor at another financial firm; and

■

accounts of Qualifying Investors, at any financial firm.

The SAI provides additional information regarding eliminations of and reductions in sales loads associated with Eligible Funds. You can obtain the SAI free of charge from PIMCO by written request, by visiting pimco.com or by calling 888.87.PIMCO.

Contingent Deferred Sales Charges

Class A Shares

Unless you are eligible for a waiver, if you purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) of a Fund, you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 12 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See "Reductions and Waivers of Initial Sales Charges and CDSCs" below.

Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class C shares within the time periods specified below, you will pay a CDSC according to

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PIMCO Funds

the following schedules. If you invest in Class C shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you are credited with the proper holding period for the shares redeemed.

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%

How CDSCs will be Calculated

A CDSC is imposed on redemptions of Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

■

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

■

For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund's NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

■

CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

■

In determining whether a CDSC is payable, it is assumed that you will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class C CDSC:

■

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class C shares of a Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 1%, the Class C CDSC would be $20.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. See "Sales at Net Asset Value" above for information on Class A initial sales charges. CDSCs on Class A and Class C shares may be reduced or waived in certain circumstances, including for: redemptions in connection with certain distributions, withdrawals or returns of excess contributions from or exchanges to certain retirement plan accounts or IRAs; certain redemptions following death or disability; certain redemptions of shares subject to an Automatic Withdrawal Plan; redemptions by individuals having certain relationships with the Trust, certain of its affiliates, PIMCO Equity Series or the Distributor; redemptions effected by a Fund as a result of an account not satisfying applicable minimum account size requirements; redemptions in connection with certain reorganizations and liquidations; redemptions by certain shareholders demonstrating hardship, as determined in the sole discretion of the Trust; certain intra-fund exchanges of Class A shares for Institutional Class shares; redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a financial firm with which the Distributor has an agreement with respect to such purchases; and certain redemptions effected by fiduciaries who have purchased shares for certain accounts. In addition, investors will not be subject to CDSCs for certain transactions where the Distributor did not pay at the time of purchase the amount it normally would have to the broker-dealer. Please see the SAI for additional details.

Shares Purchased or Held Through Financial Firms

The availability of sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. The Funds' sales charge waivers and discounts disclosed in this Prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial firms unless otherwise specified in Appendix B. The sales charge waivers and discounts available through certain other financial firms are set forth in Appendix B to this Prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Distributor or certain other financial firms. Please contact your financial firm for more information regarding sales charge waivers and discounts available to you and the financial firm's related policies and procedures.

No Sales Charges — Class R Shares

The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Class R shares. Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan's financial firm has an agreement with the Distributor or PIMCO Funds to utilize Class R shares in certain investment products or programs (collectively, "specified benefit plans"). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan's financial firm). Class R shares are not available to retail or non-specified benefit plan accounts, traditional and Roth IRAs (except through certain omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts

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Prospectus

contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific Class R shareholders, and a shareholder may obtain information about accounts only through the specified benefit plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial firm authorized to sell or process transactions in Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See "Purchasing Shares – Class R" below. Additional shares may be purchased through a benefit plan's administrator or recordkeeper.

Financial firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes.

Moreover, financial firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-accounting and other shareholder services. A financial firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Administrator, another affiliate of the Fund or the Distributor (normally not to exceed an annual rate of 0.50% of a Fund's average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients although payments with respect to shares in retirement plans are often higher). PIMCO or its affiliates may pay a financial firm or specified benefit plan an additional amount not to exceed 0.25% for sub-accounting or other shareholder services.

These fees and expenses could reduce an investment return in Class R shares. For further information on Class R shares and related items, please refer to the SAI.

No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares

The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Institutional Class, I-2, I-3 or Administrative Class shares. Only certain investors are eligible to purchase these share classes. Your financial advisor or financial firm can help you determine if you are eligible to purchase Institutional Class, I-2, I-3 or Administrative Class shares. You can also call 888.87.PIMCO.

An investor transacting in Institutional Class shares, I-2 shares or I-3 shares may be required to pay a commission to a broker or other financial firm. Other share classes of the Funds that have different fees and expenses are available.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances, and "wrap account" programs established with broker-dealers or other financial firms may purchase Institutional Class, I-2, I-3 or Administrative Class shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

I-2 shares are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as certain asset allocation, wrap fee and other similar programs. I-2 shares may also be offered through broker-dealers and other financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Funds. I-2 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder's I-2 shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific I-2 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-2 shares.

I-3 shares of the Funds are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as mutual fund supermarkets or other no transaction fee platforms. I-3 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder's I-3 shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific I-3 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-3 shares.

Administrative Class shares are offered primarily through broker-dealers, other financial firms, and employee benefit plan alliances. Each Fund typically pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Distribution and Servicing (12b-1) Plans

Class A, Class C and Class R Shares. The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares ("distribution fees") and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans ("12b-1 Plans") adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

Class A shares pay only servicing fees. Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each

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12b-1 Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

Class A	Servicing Fee	Distribution Fee
All Funds	0.25%	0.00%

Class C	Servicing Fee	Distribution Fee
PIMCO StocksPLUS® Fund	0.25%	0.50%
All other Funds	0.25%	0.75%

Class R	Servicing Fee	Distribution Fee
All Funds	0.25%	0.25%

Because distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class C and Class R shares do not pay initial sales charges, the distribution fees payable on Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares.

Administrative Class Shares. The Trust has adopted, pursuant to Rule 12b-1 under the 1940 Act, a separate Distribution and Servicing Plan for the Administrative Class shares of the Funds. The Distribution and Servicing Plan permits the Funds to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Administrative Class shares. Most or all of the distribution and service (12b-1) fees are paid to financial firms through which shareholders may purchase or hold shares. Because these fees are paid out of a Fund's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares.

The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each Distribution and Servicing Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

Administrative Class	Distribution and/or Servicing Fee
All Funds	0.25%

Servicing Arrangements

Shares of the Funds may be available through broker-dealers, banks, trust companies, insurance companies and other financial firms that have entered into shareholder servicing arrangements with respect to the Funds. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. These financial firms provide varying investment products, programs, platforms and accounts, through which investors may purchase, redeem and exchange shares of the Funds. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular firm's products, programs, platform and accounts.

PIMCO and/or its affiliates may make payments to financial firms for the shareholder services provided. These payments are made out of PIMCO's resources, including the supervisory and administrative fees paid to PIMCO under the Funds' supervision and administration agreement. The actual services provided by these firms, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the financial firm and/or a percentage of the value of shares held by investors through the firm. Please see the SAI for more information.

These payments may be material to financial firms relative to other compensation paid by the Funds, PIMCO and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service (12b-1) fees, revenue sharing or "shelf space" fees and event support, other non-cash compensation and charitable contributions paid to or at the request of such firms (described below). Also, the payments may differ depending on the Fund or share class and may vary from amounts paid to the Funds' transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not control these financial firms' provision of the services for which they are receiving payments.

These financial firms may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Funds. These additional fees may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each financial firm is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial firms or participants in programs serviced by them should contact the financial firm for information regarding these fees and conditions.

Other Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or "reallowed" to the financial firm, including their financial advisors through which you purchase your shares. With respect to Class C shares, the financial firms are also paid at the time of your purchase a commission of up to 1.00% of your investment in such share class. Please see the SAI for more details.

Revenue Sharing/Marketing Support. The Distributor or PIMCO (for purposes of this subsection only, collectively, "PIMCO") make payments and provide other incentives to financial firms as compensation for services such as providing the Funds with "shelf space," or a higher profile for the financial firms' financial advisors and their customers, placing the Funds on the financial firms' preferred or recommended fund list, granting PIMCO access to the financial firms' financial advisors and furnishing marketing support and other specified services. These payments may be significant to the financial firms.

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A number of factors are considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or other funds sponsored by PIMCO together or a particular class of shares, during a specified period of time. PIMCO also makes payments to one or more financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the Funds and the quality of the financial firm's relationship with PIMCO and/or its affiliates.

The additional payments described above are made from PIMCO's (or its affiliates') own assets (and sometimes, therefore referred to as "revenue sharing") pursuant to agreements with financial firms and do not change the price paid by investors for the purchase of a Fund's shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds or other PIMCO-sponsored funds. With respect to Class A and Class C shares (and, Class R shares, to the extent a financial firm has a written agreement to receive revenue sharing on Class R shares), except as described in the following paragraph, the level of payments made to a financial firm will vary and generally will not exceed in any billing period the sum of: (a) 0.10% of gross sales of Class A and Class C shares (Class R shares, if applicable) of the Trust and PIMCO Equity Series by such financial firm; and (b) an annual rate of 0.03% of the assets attributable to that financial firm invested in Class A and Class C shares (Class R shares, if applicable) of the funds of the Trust and funds of PIMCO Equity Series (as determined by the contractual arrangement between the parties) (the "10/3 cap"). In certain cases, the payments described in the preceding sentence are subject to minimum payment levels or vary based on the advisory fee or total expense ratio of the relevant Fund(s). In lieu of payments pursuant to the foregoing formula, PIMCO or its affiliates makes, in certain instances, payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formula.

Financial firms with a combined AUM in excess of $5 billion in Class A, Class C and I-2 shares of funds of the Trust and PIMCO Equity Series that have a written agreement with PIMCO to receive revenue sharing payments on the applicable share class (for purposes of this paragraph, "Eligible Firms") are eligible for marketing support payments beyond those described in the preceding paragraph on certain Eligible Assets (as defined below). The total payment in any billing period (as determined by the contractual arrangement between the parties) to any Eligible Firm with an agreement to receive revenue sharing payments on I-2 shares generally shall not exceed 0.05% of the combined Eligible Assets of Class A, Class C and I-2 shares of the funds of the Trust and PIMCO Equity Series. Should any Eligible Firm not collect marketing support on I-2 shares, the total payment to such Eligible Firm generally shall not exceed the greater of: (a) 0.05% of Eligible Assets of Class A and Class C shares of funds of the Trust and funds of PIMCO Equity Series; or (b) the 10/3 cap with respect to Class A and Class C shares only. With respect to the Eligible Firms receiving marketing support payments with respect to I-2 shares pursuant to this paragraph, payments may be lower for particular funds of the Trust or funds of PIMCO Equity Series as compared to other funds of the Trust or funds of PIMCO Equity Series. "Eligible Assets" for purposes of this paragraph are all assets of Class A, Class C and I-2 shares of funds of the Trust and funds of PIMCO Equity Series attributable to such Eligible Firm less any such assets attributable to the Eligible Firm that the Eligible Firm instructs PIMCO in writing to exclude. Although these payments are made from PIMCO's own assets, in some cases the levels of such payments may vary by Fund or share class in relation to advisory fees, total annual operating expenses or other payments made by the Fund or share class to PIMCO. These additional payments by PIMCO may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds.

Model Portfolios. Payments for revenue sharing, in certain circumstances, may also be made to financial firms in connection with the marketing and sale of model portfolios developed by PIMCO or servicing of accounts tracking such model portfolios. Such payments relate to assets under management, the advisory fee, the total expense ratio, or sales of any share class, of the Funds in such PIMCO-developed models. The cap rates set forth under "Revenue Sharing/Marketing Support" above do not apply to payments for the marketing and sale of model portfolios.

Ticket Charges. In addition to revenue sharing payments, PIMCO makes payments to financial firms in connection with certain transaction fees (also referred to as "ticket charges") incurred by the financial firms.

Event Support; Other Non-Cash Compensation; Charitable Contributions. In addition to the payments described above, PIMCO pays and/or reimburses, at its own expense, financial firms' sponsorship and/or attendance at conferences, seminars or informational meetings ("event support"), provides financial firms or their personnel with occasional tickets to events or other entertainment, meals and small gifts or pays or provides reimbursement for reasonable travel and lodging expenses for attendees of PIMCO educational events ("other non-cash compensation"), and makes charitable contributions to valid charitable organizations at the request of financial firms ("charitable contributions") to the extent permitted by applicable law, rules and regulations.

Visits; Training; Education. In addition to the payments described above, wholesaler representatives and employees of PIMCO or its affiliates visit financial firms on a regular basis to educate financial advisors and other personnel about the Funds and to encourage the sale or recommendation of Fund shares to their clients. PIMCO may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a financial firm's financial advisors and other personnel.

Platform Support; Leads; Consultant Services. PIMCO also may make payments or reimbursements to financial firms or their affiliated companies, which may be used for their platform development, maintenance, improvement and/or the availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, eligibility for inclusion on sample fund line-ups, trading or order taking platforms and related infrastructure/technology and/or legal, risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, "platform support"), or for various studies, surveys, industry data, research and information about, and contact information for, particular financial advisors

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who have sold, or may in the future sell, shares of the Funds or other PIMCO-advised funds (i.e., "leads"). Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Funds with such financial firms' affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Funds or in other products sponsored or distributed by PIMCO or its affiliates. In addition, PIMCO may pay investment consultants or their affiliated companies for certain services including technology, operations, tax, or audit consulting services and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms (collectively, "consultant services").

Payments. Payments for items including event support, platform support, leads and consultant services (but not including certain account services), as well as revenue sharing, are, in certain circumstances, bundled and allocated among these categories in PIMCO's discretion. Portions of such bundled payments allocated by PIMCO to revenue sharing shall remain subject to the percentage limitations on revenue sharing payments disclosed above. The financial firms receiving such bundled payments may characterize or allocate the payments differently from PIMCO's internal allocation.

If investment advisers, distributors or affiliated persons of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial advisors may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial advisors also may have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Fund shares through a financial firm should consult with the shareholder's financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial advisor.

Although the Funds may use financial firms that sell Fund shares to effect transactions for the Funds' portfolios, the Funds and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by PIMCO to financial firms, please see the SAI.

Purchases, Redemptions and Exchanges

The following section provides basic information about how to purchase, redeem and exchange shares of the Funds.

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the Statement of Additional Information, which can be obtained free of charge by written request to the Funds at P.O. Box 219294, Kansas City, MO 64121-9294, visiting pimco.com or by calling 888.87.PIMCO. The Statement of Additional Information provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

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Automated telephone and wire transfer procedures

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Automatic purchase, exchange and withdrawal programs

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A link from your PIMCO Fund account to your bank account

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Special arrangements for tax-qualified retirement plans

■

Investment programs which allow you to reduce or eliminate the initial sales charges

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Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

In addition to the other methods and notwithstanding any limitations described herein, shareholders with eligible Fund direct accounts may purchase, redeem (sell) and exchange Class A and Class C shares, by accessing their accounts online at pimco.com/MyAccountAccess.  Shareholders with eligible Fund direct accounts in the Institutional class may purchase, redeem (sell) and exchange shares by accessing their accounts online at pimco.com/InstitutionalAccountAccess. Accordingly, an investor must first establish a Fund direct account by completing and mailing the appropriate account application. Online redemptions are not available for all Fund direct accounts because in certain cases, a signature guarantee may be required.

If a shareholder elects to use Account Access to effect transactions for their Fund direct account, the shareholder will be required to establish and use a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. A Fund will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during drastic economic or market changes or during other times when communications may be under unusual stress. Please see the Funds' Statement of Additional Information for additional terms, conditions and considerations.

If a shareholder elects not to use Account Access to view their account or effect transactions, the shareholder should not establish online account access.  If online account access has already been established and the client no longer wants the account accessible online, the client can call 888.87.PIMCO and request to suspend online access.

The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The Trust or the Distributor may lower or waive the minimum initial or subsequent investment for certain categories of investors at their discretion. Please see the SAI for details.

Purchasing Shares — Class A and Class C

You can purchase Class A or Class C shares of the Funds in the following ways:

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Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you

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purchase through your broker-dealer or other financial firm will normally be held in your account with that firm.

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Through the Distributor. You should discuss your investment with your financial advisor before you make a purchase to be sure the Fund is appropriate for you. To make direct investments, your broker-dealer or other financial firm must open an account with the Trust and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

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Investment Minimums — Class A and Class C Shares. The following investment minimums apply for purchases of Class A and Class C shares.

Purchasing Shares — Class R

Eligible plan investors may purchase Class R shares of the Funds at the relevant NAV of that class without a sales charge. See "No Sales Charges — Class R Shares" above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial firm or the Distributor. Specified benefit plans and financial firms may charge for such services.

Specified benefit plans may also purchase Class R shares directly through the Distributor. To make direct investments, a plan administrator must open an account with the Fund and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

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Investment Minimums — Class R Shares. There is no minimum initial or additional investment in Class R shares.

To invest directly by mail, specified benefit plans should send a check payable to the PIMCO Family of Funds, along with a completed Account Application to the Trust by mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight courier to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.

The Funds accept all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to the PIMCO Family of Funds and should clearly indicate the relevant account number. Please call the Funds at 888.87.PIMCO if you have any questions regarding purchases by mail.

The Funds reserve the right to require payment by wire, Automatic Clearing House (ACH) or U.S. bank check. The Funds generally do not accept payments made by cash, money order, temporary/starter checks, third-party checks, credit card checks, traveler's check, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The SAI describes a number of additional ways you can make direct investments, including through the PIMCO Funds Automatic Investment Plan and ACH Network. You can obtain the SAI free of charge from the Funds by written request to the address above, visiting pimco.com or by calling 888.87.PIMCO.

Purchasing Shares — Institutional Class, I-2, I-3 and Administrative Class

Eligible investors may purchase Institutional Class, I-2, I-3 and Administrative Class shares of the Funds at the relevant NAV of that class without a sales charge. See "No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares" above.

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 Investment Minimums — Institutional Class, I-2, I-3 and Administrative Class Shares. The following investment minimums apply for purchases of Institutional Class, I-2, I-3 and Administrative Class shares.

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Initial Investment. Investors who wish to invest in Institutional Class and Administrative Class shares may obtain an Account Application online at pimco.com or by calling 888.87.PIMCO. I-2 and I-3 shares are only available through financial firms. See "No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares." The completed Account Application may be submitted using the following methods:

Facsimile: 816.421.2861

Regular Mail:
     PIMCO Funds
     P.O. Box 219024
     Kansas City, MO 64121-9024
Overnight Mail:
     PIMCO Funds
     c/o DST Asset Manager Solutions, Inc.
     430 W. 7th Street STE 219024
     Kansas City, MO 64105-1407

E-mail: piprocess@dstsystems.com

Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to:

PIMCO Funds c/o State Street Bank & Trust Co.
One Lincoln Street, Boston, MA 02111
ABA: 011000028
DDA: 9905-7432
ACCT: Investor PIMCO Account Number
FFC: Name of Investor and Name of Fund(s) in which you wish to invest

Before wiring federal funds, the investor must provide order instructions to the Transfer Agent by facsimile at 816.421.2861, by telephone at 888.87.PIMCO or by e-mail at piprocess@dstsystems.com (if an investor elected this option at account opening or subsequently in writing). In order

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to receive the current day's NAV, order instructions must be received in good order prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) ("NYSE Close"). Instructions must include the name and signature of an authorized person designated on the Account Application ("Authorized Person"), account name, account number, name of Fund and share class and amount being wired. Failure to send the accompanying wire on the same day may result in the cancellation of the order. A wire received without order instructions generally will not be processed and may result in a return of wire; however, PIMCO may determine in its sole discretion to process the order based upon the information contained in the wire.

An investor may place a purchase order for shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by PIMCO or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with the Trust on behalf of its customers.

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Additional Investments. An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by sending a facsimile or e-mail or by calling the Transfer Agent and wiring federal funds as outlined above. Eligible Institutional Class shareholders may also purchase additional shares online at pimco.com/InstitutionalAccountAccess. Contact your financial firm for information on purchasing additional I-2 or I-3 shares.

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Other Purchase Information. Purchases of a Fund's Institutional Class, I-2, I-3 and Administrative Class shares will be made in full and fractional shares.

Purchasing Shares — Additional Information

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

In the interest of economy and convenience, certificates for shares will not be issued.

Redeeming Shares — Class A and Class C

You can redeem (sell) Class A or Class C shares of the Funds in the following ways:

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Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

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Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Class A and Class C shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

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Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request, you must send the following items to the PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294:

1.

a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

2.

for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Validation" below;

3.

any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

4.

any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 888.87.PIMCO before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request if they are held in "street name" accounts—you must redeem through your financial firm.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Validation" below.

The SAI describes a number of additional ways you can redeem your shares, including:

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Telephone requests to the Transfer Agent

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Online Account Access

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Expedited wire transfers

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Automatic Withdrawal Plan

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Automated Clearing House (ACH) Network

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Unless you specifically elect otherwise, your initial Account Application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and ACH privileges, you must specifically elect the particular option on your Account Application and satisfy certain other requirements. The SAI describes each of these options and provides additional information about selling shares.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial firm, that firm may charge you a commission or other fee for processing your redemption request.

Redeeming Shares — Class R

Class R shares may be redeemed through the investor's plan administrator. Investors do not pay any fees or other charges to the Trust when selling shares, although specified benefit plans and financial firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Trust's Transfer Agent or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial firms will be responsible for furnishing all necessary documentation to the Trust's Transfer Agent and may charge for their services.

Redeeming Shares — Institutional Class and Administrative Class

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Redemptions in Writing. Investors may redeem (sell) Institutional Class and Administrative Class shares by sending a facsimile, written request or e-mail as follows:

Facsimile: 816.421.2861

Regular Mail:
PIMCO Funds
P.O. Box 219024
Kansas City, MO 64121-9024

Overnight Mail:
PIMCO Funds
c/o DST Asset Manager Solutions, Inc.
430 W. 7th Street, STE 219024
Kansas City, MO 64105-1407

E-mail: piprocess@dstsystems.com

The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed or made by an Authorized Person.

Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions as a procedure designed to confirm that instructions are genuine.

All redemptions, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares — Additional Information."

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Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Institutional Class and Administrative Class shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing him or herself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that shareholders will be unable to redeem their shares by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares — Additional Information."

An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a letter of instruction signed by an Authorized Signer. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier. Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

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Redemptions Online

An investor may redeem Institutional Class shares through their account online. To access your online account, please log onto pimco.com/InstitutionalAccountAccess and enter your account information and personal identification data.

Redeeming Shares — I-2 and I-3

An investor may redeem (sell) I-2 or I-3 shares through the investor's financial firm.  Investors do not pay any fees or other charges to the Trust when selling I-2 or I-3 shares.  Please contact the financial firm for details.

A financial firm is obligated to transmit an investor's redemption orders to the Transfer Agent promptly and is responsible for ensuring that a redemption request is in proper form. The financial firm will be responsible for furnishing all necessary documentation to the Transfer Agent and may charge for its services.

Redeeming Shares — Additional Information

Redemptions of all Classes of Fund shares may be made on any day the New York Stock Exchange ("NYSE") is open, but may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

In addition, a temporary hold may be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term "Specified Adult" refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Following the receipt of a redemption request, redemption proceeds will normally be mailed to the redeeming shareholder within three calendar days or, in the case of wire transfer or ACH redemptions, will normally be sent to the designated bank account within one business day. Institutional Class shareholders may only receive redemption proceeds via wire transfer or ACH redemptions. ACH redemptions may be received by the bank on the second or third business day following a redemption request, but in either case may take up to seven days. In cases where shares have recently been purchased by personal check (Class A, Class C or Class R shareholders only), redemption proceeds may be withheld until the check has been collected, which may take up to 10 calendar days. To avoid such withholding, investors in Class A, Class C or Class R shares should purchase shares by certified or bank check or by wire transfer.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of Authorized Persons designated on the completed Account Application that are required to effect a redemption, and accompanied by a signature validation, as determined in accordance with the Trust's procedures, as more fully described below.

Retirement plan sponsors, participant recordkeeping organizations and other financial firms may also impose their own restrictions, limitations or fees in connection with transactions in the Funds' shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees that are imposed in connection with transactions in Fund shares.

In order to meet redemption requests, the Funds typically expect to use a combination of sales of portfolio assets, holdings of cash and cash equivalents (including cash flows into Funds) and financing transactions (such as reverse repurchase agreements).These methods of meeting redemption requests are expected to be used regularly. The Funds reserve the right to use other types of borrowings and interfund lending.The use of borrowings (such as a line of credit) and interfund lending in order to meet redemption requests is typically expected to be used only during stressed market conditions, if at all. See "Characteristics and Risks of Securities and Investment Techniques—Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings" and the SAI for more information. The Funds' use of redemptions in kind is discussed below.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash, which may be in the form of a pro-rata slice of the Fund's portfolio (potentially with certain exclusions and modifications), individual securities or a representative basket of securities, in each case, subject to the Trust's in-kind redemption procedures and related regulatory guidance. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature Validation" below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g.,

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under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Validation

When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. When a Medallion signature guarantee or SVP stamp is required, signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program or providing SVP stamps may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact the Transfer Agent for additional details regarding the Funds' signature validation requirements. In addition, PIMCO or the Transfer Agent may reject a Medallion signature guarantee or SVP stamp.

In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application to effect transactions for the organization.

Minimum Account Size

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.

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Class A and Class C. Investors should maintain an account balance in the Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor's balance for the Fund remains below the minimum for three months or longer, the Trust reserves the right (except in the case of employer-sponsored retirement accounts) to redeem an investor's remaining shares and close the Fund account. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator's policies applies. An investor will receive advance notice of the Trust's intention to redeem the investor's shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

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Institutional Class and Administrative Class. If, at any time, an investor's shares in an account do not have a value of at least $100,000 due to redemption by the investor, the Trust reserves the right to redeem an investor's remaining shares and close the Fund account. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator's policies applies. An investor will receive advance notice of the Trust's intention to redeem the investor's shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds' prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by the Trust. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

Exchanging Shares

You may exchange shares of a Fund for the same class of shares of any other fund of the Trust or a fund of PIMCO Equity Series that offers the same class of shares, subject to any restriction on exchanges set forth in the applicable Fund's prospectus. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.

Exchanges of Class A and Class C shares are subject to an initial $1,000 minimum (and subsequent $50 minimum) for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Automatic Exchange Plan. Specified benefit plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges of Class R shares.

An exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this prospectus and "Taxation" in the SAI.

Eligible investors who maintain their account directly with the Funds may submit a request to exchange Fund shares by accessing their account online.  Eligible direct investors in Class A and Class C shares may access their online account via pimco.com/MyAccountAccess.  Eligible direct investors in Institutional shares may access their online account via pimco.com/InstitutionalAccountAccess.

If you maintain your Class A, Class C or Class R account with the Trust, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or by calling the Funds at 888.87.PIMCO. Exchanges of an amount of $10 million or more must be submitted in writing by an Authorized Person. If you maintain your Institutional Class or Administrative Class shares with the Trust, you may exchange shares by following the redemption procedures for those classes above. If you maintain Class A, Class C, Class R, Institutional Class, I-2, I-3 or Administrative Class shares through an intermediary, please contact the intermediary to conduct your transactions.

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Shares of one class of a Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge and other rules, as described in the SAI. If I-2 or I-3 shares are exchanged for Class A shares, a Class A sales charge will not apply.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, Class C and Class R shares.

The SAI provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the SAI free of charge from the Funds by written request to the address above, by visiting pimco.com or by calling 888.87.PIMCO.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations

A purchase order received by the Trust or its designee prior to the NYSE Close, on a day the Trust is open for business, together with payment made in one of the ways described above will be effected at that day's NAV plus any applicable sales charge. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Trust is "open for business" on each day the NYSE is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate a Fund's NAV, in accordance with applicable law. A Fund reserves the right to close if the primary trading markets of the Fund's portfolio instruments are closed and the Fund's management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close trading early, each Fund may close trading early. Purchase orders will be accepted only on days which the Trust is open for business.

A redemption order received by the Trust or its designee prior to the NYSE Close on a day the Trust is open for business, is effective on that day (unless a specific subsequent trade date is provided). A redemption order received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee, minus any applicable sales charge. However, orders received by certain broker-dealers and other financial firms on a business day prior to the NYSE Close and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected on the business day the order was received by the financial firm. The request must properly identify all relevant information such as trade date, account name, account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.

The Trust and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund shares, including with respect to one or more share classes of a Fund. The Trust or the Distributor may reject an order for purchase of Fund shares for any reason or no reason. The sale of shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect the Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as "market timing." However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds' investment strategies may expose the Funds to risks associated with market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds' non-U.S. portfolio securities and the determination of the Funds' NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities

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that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading strategies, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders. Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending on various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Trust's investments, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of a Fund's portfolio holdings and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of a Fund's portfolio securities. See "How Fund Shares Are Priced" below for more information.

Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price and may also monitor for any attempts to improperly avoid the imposition of a redemption fee. Notice of such restrictions, if any, will vary according to the particular circumstances. The Trust does not monitor the PIMCO Funds of Funds (as defined below) for purposes of detecting frequent or short-term trading practices with respect to shares of the Funds.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for The Trust and/or PIMCO to identify short-term transactions in the Fund.

Verification of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account:

1.

Name;

2.

Date of birth (for individuals);

3.

Residential or business street address; and

4.

Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

How Fund Shares Are Priced

The price of a Fund's shares is based on the Fund's NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class.

On each day that the NYSE is open, Fund shares are ordinarily valued as of the NYSE Close. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds' approved pricing services, quotation reporting systems and other third-party sources (together, "Pricing Services"). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded

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derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies (other than exchange-traded funds), a Fund's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument ("zero trigger") between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund's portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such inestments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services' prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Funds' use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Abusive Trading Practices."

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Under certain circumstances, the per share NAV of a class of the Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. Each Fund intends to declare income dividends and distribute them quarterly to shareholders of record.

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Account Application, by phone, or by submitting a written request, signed by an Authorized Person, indicating the account name, account number, name of Fund and share class. A shareholder may elect to invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Funds which offers that class of shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.

Shares Purchased by Wire: Dividends will begin to accrue the business day following the day the order is effected or such later date as agreed with the Trust.

Shares Purchased by Check or ACH: The order will be effected at that day's NAV, but dividends will not begin to accrue until the following business day.

If a purchase order is placed through a broker, dealer or other financial firms authorized to settle through the National Securities Clearing Corporation (the "NSCC"), the purchase order will begin accruing dividends the business day following the NSCC settlement date or as agreed upon and as allowed by applicable law.

A Class A, Class C or Class R shareholder may choose from the following distribution options:

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Reinvest all distributions in additional shares of the same class of the Fund at NAV. You should contact your financial firm (if shares are held through a financial firm) or the Fund's Transfer Agent (if shares are held through a direct account) for details. You do not pay any sales charges on shares received through the reinvestment of Fund distributions. This will be done unless you elect another option.

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Invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Equity Series which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

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Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). If the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

The financial service firm may offer additional distribution reinvestment programs or options. Please contact the firm for details.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in any Fund.

Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive.

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Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on taxable Fund distributions of taxable income or capital gains whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, taxable Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund taxable dividends (i.e., distributions of investment income) are generally taxable to shareholders as ordinary income. A portion of distributions may be qualified dividends taxable at lower rates for individual shareholders. However, in light of the investment strategies of the Funds, it is not anticipated that a significant portion of the dividends paid by the Funds will be eligible to be reported as qualified dividends. Federal taxes on Fund distributions of gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund's distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes. See "Returns of Capital" below.

Taxable Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record

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date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

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Taxes on Redemption or Exchanges of Shares. You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

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Returns of Capital. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

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Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

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Important Tax Reporting Considerations. Your financial intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to automatic withdrawals made after January 1, 2012 or conducted via an automatic withdrawal plan. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

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Backup Withholding. Each Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

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Foreign Withholding Taxes. A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund's total return on those securities would be decreased. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes if more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of a Fund's total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, such Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

Foreign shareholders may be subject to U. S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Funds. Additionally, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see "Taxation" in the SAI for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under "Fund Summaries" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund,

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investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies similar to a Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different portfolio management team or strategy, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Significant shareholder purchases and redemptions may adversely impact a Fund's portfolio management. For example, a Fund may be forced to sell a comparatively large portion of its portfolio to meet significant shareholder redemptions, or hold a comparatively large portion of its portfolio in cash due to significant shareholder purchases, in each case when the Fund otherwise would not seek to do so. Such shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase a Fund's transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause a Fund to perform differently than intended. Similarly, significant shareholder purchases may adversely affect a Fund's performance to the extent the Fund is delayed in investing new cash and, as a result, holds a proportionally larger cash position than under ordinary circumstances and such impact may be heightened in funds of funds. While such risks may apply to Funds of any size, such risks are heightened in Funds with fewer assets under management. In addition, new Funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.

More generally, a Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Such large shareholders include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Large shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions may also cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund's portfolio. Such transactions may also increase the Fund's transaction costs, decrease economies of scale, accelerate the realization of taxable income, or otherwise cause the Fund to perform differently than intended. While large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Fund.

Certain PIMCO Funds (the "PIMCO Funds of Funds") invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, which is defined to include the Funds. In some cases, the PIMCO Funds of Funds and certain funds managed by investment advisers affiliated with PIMCO ("Affiliated Funds of Funds") may be the predominant or sole shareholders of a particular Underlying PIMCO Fund, including a Fund. Investment decisions made with respect to the PIMCO Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds, including the Funds, with respect to the expenses and investment performance of the Underlying PIMCO Funds. For instance, large purchases or redemptions of shares of an Underlying PIMCO Fund by the PIMCO Funds of Funds and Affiliated Funds of Funds, whether as part of a reallocation or rebalancing strategy or otherwise, may result in the Underlying PIMCO Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund's transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. Additionally, as the PIMCO Funds of Funds and Affiliated Funds of Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, the Underlying PIMCO Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the Underlying PIMCO Funds investment flexibility.

Investment Selection

Certain Funds seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund's investments and capital appreciation, if any, arising from increases in the market value of a Fund's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift

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assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

In selecting investments for the model portfolios utilized by PIMCO in managing the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, the Sub-Adviser uses the RAE® methodology for portfolio construction. The RAE® methodology is a rules-based model that applies a non-capitalization method of creating and weighting a model portfolio of equity securities, within a defined market, and seeks to eliminate the potential overweighting of overpriced equity securities and underweighting of underpriced equity securities associated with market-capitalization equity indexes. Selections are further refined through the use of additional analytic measures and processes. Actual stock positions, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. This systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. With respect to the PIMCO RAE Worldwide Long/Short PLUS Fund, the proportion of long and short positions is determined by PIMCO using methods including proprietary quantitative models. The quantitative models are developed and maintained by PIMCO, and are subject to change over time without notice in PIMCO's discretion. The RAE® methodology is not updated according to any predetermined schedule.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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bank capital and trust preferred securities;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Funds, to the extent permitted by the 1940 Act, or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Similarly, the price of a bond fund with an average duration of fifteen years would be expected to fall approximately 15% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Fund's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e.,

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not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. Under the direction of the Federal Housing Finance Agency, FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the "Single Security Initiative") that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Municipal Bonds

Municipal Bonds are generally issued by states, territories, possessions and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk, uncertainties related to the tax status of a Municipal Bond or the rights of investors invested in these securities. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade. The value of certain municipal securities, in particular general obligation debt, may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, changes in accounting standards and by the phasing out of federal programs providing financial support. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. The types of Municipal Bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Funds may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are Municipal Bonds.

Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

Certain Funds may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. A Fund's investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond a Fund's control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. A Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.

In December 2013, regulators finalized rules implementing Section 619 (the "Volcker Rule") and Section 941 (the "Risk Retention Rules") of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund ("covered fund"), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule's compliance date, which was July 21, 2017.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of

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return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. See "Extension Risk" and "Prepayment Risk" below. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

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Extension Risk. Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

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Prepayment Risk. Mortgage-related and other asset-backed securities are subject to Prepayment Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset backed IO, PO, or inverse floater securities.

Each Fund may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Certain Funds may invest in other asset-backed securities that have been offered to investors.

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Privately Issued Mortgage-Related Securities: Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. Privately Issued Mortgage-Related Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

Loan Participations and Assignments

Each Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower's obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

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Reinvestment

Each Fund may be subject to the risk that the returns of a Fund will decline during periods of falling interest rates because the Fund may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates below the Fund's current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing the Fund to invest in lower-yielding securities. A Fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the Fund's portfolio manager believes the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by a Fund from its investments is likely to have an adverse effect on the Fund's NAV, yield and total return.

Focused Investment

To the extent that a Fund focuses its investments in a particular sector, the Fund may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, a Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. A Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.

Bank Capital Securities and Trust Preferred Securities

There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred securities, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Trust preferred securities have the characteristics of both subordinated debt and preferred securities. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.

Volatility

Volatility measures the variability in the price of an investment over time. A higher volatility level signifies an investment's value may fluctuate over a larger range within a short period of time, either up or down. A lower volatility level means an investment's value is more likely to change within a narrower range, or less frequently, over time. The more volatile the portfolio holdings of a Fund, the less predictable the returns for the Fund. Higher volatility levels may indicate heightened risk of losses.

PIMCO's use of investments in seeking to manage a Fund's volatility will be consistent with the Fund's asset allocation guidelines. Although asset allocation cannot eliminate investment risk or losses, it may provide opportunities to manage a Fund's volatility relative to the Fund's target annualized volatility level.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield and distressed company securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities and debt securities of distressed companies may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Certain Funds may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). Each Fund may invest in floating rate debt instruments ("floaters")

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and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.

Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. Additionally, a Fund may also invest, without limitation, in residual interest bonds. Residual interest bonds are a type of inverse floater. See "Municipal Bonds."

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as "iSTRIPS"). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation-indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

Each Fund may invest in convertible securities and equity securities, as well as securities related to equities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. Convertible securities are generally preferred securities and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market

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instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred and other senior securities generally entitle the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. In addition, preferred and other senior securities often have special redemption rights allowing issuers to redeem such securities at par earlier than scheduled. If these rights are exercised, a Fund may have to reinvest proceeds in less attractive securities.

Among other risks described in this Prospectus, the following issues are particularly associated with investments in preferred and other senior securities.

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Deferral and Omission of Distributions. Preferred and other senior securities may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for a Fund.

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Limited Voting Rights. Preferred and other senior securities generally do not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time.

In the future, preferred or other senior securities may be offered with features different from those described above, and as such, may entail different risks. Over longer periods of time, certain types of preferred or other senior securities may become more scarce or less liquid as a result of legislative changes. Such events may result in losses to a Fund as the prices of securities it holds may be negatively affected. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred or senior securities.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, certain Funds may consider convertible securities or equity securities to gain exposure to such investments.

While certain Funds may generally invest in equity derivatives, such Funds may invest without limitation directly in equity securities, including common stocks, preferred securities, and convertible securities.When investing directly in equity securities, a Fund will not be limited to only those equity securities with any particular weighting in such Fund's respective benchmark index, if any. Generally, the Funds may consider investing directly in equity securities when derivatives on the underlying securities appear to be overvalued.

At times, in connection with the restructuring of a preferred security or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred security or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

Each Fund may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. A Fund's investments in foreign (non-U.S.) securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. company's securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the "country of exposure" of such instrument is a non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivative instrument, or a substantial portion of the components of the index to which the derivative instrument is exposed, are: (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments; or (iii) instruments or securities that are issued by issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market

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instruments other than commercial paper and certificates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the "country of exposure" of such money market instrument is a non-U.S. country). A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. Further, where a derivative instrument is exposed to an index, PIMCO generally considers the derivative to be economically tied to each country represented by the components of the underlying index pursuant to the criteria set forth in the preceding sentence.

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Investors should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. Each Fund may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located in an emerging market country; or the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument's "country of exposure" is an emerging market country. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

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Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies

Direct investments in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

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Foreign Currency Transactions. Funds that invest in securities denominated in foreign (non-U.S.) currencies may engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund's ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.

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Redenomination. Continuing uncertainty as to the status of the euro and the European Monetary Union (the "EMU") has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets and on the values of a Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to currency risk, liquidity risk and risk of improper valuation to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses

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to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

There can be no assurance that if a Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw a Fund's investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to ⅓ of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund's total assets. In addition, a Fund may borrow from certain other PIMCO funds in inter-fund lending transactions to the extent permitted by an exemptive order from the SEC.

Derivatives

Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Each Fund may invest some or all of its assets in derivative instruments, subject to the Fund's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the SAI.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund's exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund's investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

CPI Swap. A CPI swap is a fixed maturity, over-the-counter derivative transaction in which the investor receives the "realized" rate of inflation as measured by the Consumer Price Index for All Urban Consumers ("CPI") over the life of the swap. The investor in turn pays a fixed annualized rate over the life of the swap. This fixed rate is often referred to as the "breakeven inflation" rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are typically in "bullet" format, where all cash flows are exchanged at maturity. In addition to counterparty risk, CPI swaps are also subject to inflation risk, where the swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of certain derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, a short position in a credit default swap could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately

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negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund's derivative transactions, or impede the employment of the Fund's derivatives strategies, or adversely affect the Fund's performance. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange-traded fund would not correlate perfectly with the index upon which the exchange-traded fund is based because the fund's return is net of fees and expenses. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, many of the Funds offered in this prospectus seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a Fund, or derivatives or other strategies used by a fund, from achieving a desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/ bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the NAV of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

In this regard, a Fund may seek to achieve its investment objective, in part, by investing in derivatives that are designed to closely track the performance of an index on a daily basis. However, the overall investment strategies of the Fund are not generally designed or expected to produce returns which replicate the performance of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent the Fund, or the derivatives or other strategies used by the Fund, from achieving desired correlation with an index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for derivative instruments or securities in which the Fund invests.

■

A Note on the PIMCO StocksPLUS® Short Fund. The PIMCO StocksPLUS® Short Fund will generally benefit when the value of the Fund's associated index is declining and will generally not perform well when the index is rising, a result that is different from traditional mutual funds. Under certain conditions, even if the value of the Fund's associated index is declining (which could be beneficial to a short strategy), this could be offset by declining values of the Fund's

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holdings of Fixed Income Instruments. Conversely, it is possible that rising fixed income securities prices could be offset by a rising index (which could lead to losses in a short strategy). In either scenario, the Fund may experience losses. In a market where the value of the Fund's associated index is rising and its Fixed Income Instrument holdings are declining, the Fund may experience substantial losses. However, although the Fund uses derivatives and other short positions to gain exposures that may vary inversely with the performance of its associated index, the Fund as a whole is neither designed nor expected to produce returns which replicate the inverse of the performance of its associated index, and the degree of variation could be substantial, particularly over longer periods. Because the value of the Fund's derivatives short positions move in the opposite direction from the value of the Fund's associated index every day, for periods greater than one day, the effect of compounding may result in the performance of these derivatives positions, and the Fund's performance attributable to those positions, to be either greater than or less than the inverse of the index performance for such periods, and the extent of the variation could be substantial due to market volatility and other factors. In addition, the results of PIMCO's active management of the Fund, including the combination of income and capital gains or losses derived from the Fixed Income Instruments held by the Fund and the ability of the Fund to reduce or limit short exposure, may result in an imperfect inverse correlation between the performance of the Fund's associated index and the performance of the Fund. As noted above, there are a number of other reasons why changes in the value of derivatives positions may not correlate exactly (either positively or inversely) with an index or which may otherwise prevent a mutual fund or its positions from achieving such correlation. See "Correlation Risk" above.

A Fund may also invest in other commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract, a subset of commodities, a subset of commodities futures contracts or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Options transactions may be effected on securities or in the OTC market. When OTC options are purchased, the Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. OTC options also may include options on baskets of specific securities. Many swap transactions are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is often no central exchange for swap transactions and therefore they can be less liquid investments than exchange-traded instruments. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as "swaps." The CFTC has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phased-in basis. The investment adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Fund's ability to enter into swap agreements.

Exchange-Traded Notes (ETNs)

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

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Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or "earmarked" to cover these positions. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security's price appreciates in value such that the security's price is above the agreed-upon price on the settlement date.

Investment in Other Investment Companies

Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. A Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.

Each Fund may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, and certain other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, each Fund may, in the future, elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Small-Cap and Mid-Cap Companies

Certain Funds may invest in equity securities of small-capitalization and mid-capitalization companies. The Funds consider a small-cap company to be a company with a market capitalization of up to $1.5 billion and a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion. Investments in small-cap and mid-cap companies involve greater risk than investments in large-capitalization companies. Small- and mid-cap companies may not have an established financial history, which can present valuation challenges. The equity securities of small- and mid-cap companies may be subject to increased market fluctuations, due to less liquid markets and more limited managerial and financial resources. A Fund's investment in small- and mid-cap companies may increase the volatility of the Fund's portfolio.

Short Sales

A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. When making a short sale (other than a "short sale against the box"), a Fund must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Fund engages in short selling in foreign (non-U.S.)

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jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Investments

Each Fund may invest up to 15% of its net assets (taken at the time of investment) in illiquid investments that are assets. Certain illiquid investments may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid investments, and transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. The term "illiquid investments" for this purpose means investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid (i.e., classified by the Fund in a liquidity category other than "illiquid" pursuant to the Fund's liquidity risk management procedures), although they may be relatively less liquid than registered securities traded on established secondary markets. Additional discussion of illiquid investments and related regulatory limits and requirements is available under "Investment Objectives and Policies" in the SAI.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Fund bears the risk of such investments.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, a Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of a Fund's portfolio) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. Please see a Fund's "Fund Summary—Portfolio Turnover" or the "Financial Highlights" in this prospectus for the portfolio turnover rates of the Funds that were operational during the last fiscal year.

Temporary Defensive Positions

For temporary defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

From time to time, as the prevailing market and interest rate environments warrant, and at the discretion of its portfolio manager, some portion of a Fund's total net assets may be uninvested. In such cases, Fund assets will be held in cash in a Fund's custody account. Cash assets are generally not income-generating and would impact a Fund's performance.

Changes in Investment Objectives and Policies

The investment objective of each of the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Long/Short PLUS Fund, PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

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A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines, in its sole discretion, that the security is of comparable quality to a rated security that the Fund may purchase. In making ratings determinations, PIMCO may take into account different factors than those taken into account by rating agencies, and PIMCO's rating of a security may differ from the rating that a rating agency may have given the same security. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

Cyber Security

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund's digital information systems (e.g., through "hacking" or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Fund's third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund's investment to lose value.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund's ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

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Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or a class commenced operations. Certain information reflects financial results for a single Fund share. Because Class R shares of the PIMCO RAE PLUS International Fund and PIMCO RAE PLUS Small Fund, I-2 and Class A shares of the PIMCO StocksPLUS® Long Duration Fund and I-2, Class A and Class C shares of the PIMCO RAE Worldwide Long/Short PLUS Fund had not commenced operations during the periods shown, financial performance information is not provided for those share classes. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is available free of charge by calling the Trust at the phone number on the back of this prospectus. The annual report is also available for download free of charge on the Trust's Web site at pimco.com. Note: All footnotes to the financial highlights table appear at the end of the tables.

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class
03/31/2019	$10.12	$0.20	$(0.42)	$(0.22)	$(0.06)	$0.00	$0.00	$(0.06)	$9.84	(2.23)%	$1,591,337	0.98%	0.98%	0.89%	0.89%	2.04%	408%
03/31/2018	10.24	0.18	(0.19)	(0.01)	(0.11)	0.00	0.00	(0.11)	10.12	(0.07)	1,450,180	0.96	0.96	0.89	0.89	1.80	137
03/31/2017	9.70	0.31	0.23	0.54	0.00	0.00	0.00	0.00	10.24	5.57	382,282	0.95	0.95	0.89	0.89	3.09	398
03/31/2016~	10.86	0.23	(0.86)	(0.63)	(0.53)	0.00	0.00	(0.53)	9.70	(4.86)	535,687	0.94	0.94	0.89	0.89	2.20	602
03/31/2015~	11.94	0.12	(0.42)	(0.30)	(0.78)	0.00	0.00	(0.78)	10.86	(2.61)	2,354,316	0.90	0.90	0.89	0.89	1.13	413
I-2
03/31/2019	$10.09	$0.19	$(0.42)	$(0.23)	$(0.05)	$0.00	$0.00	$(0.05)	$9.81	(2.32)%	$1,420	1.08%	1.08%	0.99%	0.99%	1.93%	408%
03/31/2018	10.21	0.17	(0.19)	(0.02)	(0.10)	0.00	0.00	(0.10)	10.09	(0.17)	3,161	1.06	1.06	0.99	0.99	1.75	137
03/31/2017	9.68	0.30	0.23	0.53	0.00	0.00	0.00	0.00	10.21	5.48	5,878	1.05	1.05	0.99	0.99	2.96	398
03/31/2016~	10.86	0.22	(0.88)	(0.66)	(0.52)	0.00	0.00	(0.52)	9.68	(5.10)	10,230	1.04	1.04	0.99	0.99	2.13	602
03/31/2015~	11.91	0.12	(0.39)	(0.27)	(0.78)	0.00	0.00	(0.78)	10.86	(2.45)	23,634	1.00	1.00	0.99	0.99	1.05	413
Class A
03/31/2019	$9.89	$0.16	$(0.41)	$(0.25)	$(0.03)	$0.00	$0.00	$(0.03)	$9.61	(2.58)%	$9,366	1.38%	1.38%	1.29%	1.29%	1.63%	408%
03/31/2018	10.02	0.14	(0.19)	(0.05)	(0.08)	0.00	0.00	(0.08)	9.89	(0.51)	12,585	1.36	1.36	1.29	1.29	1.47	137
03/31/2017	9.53	0.26	0.23	0.49	0.00	0.00	0.00	0.00	10.02	5.14	9,554	1.35	1.35	1.29	1.29	2.62	398
03/31/2016~	10.71	0.19	(0.87)	(0.68)	(0.50)	0.00	0.00	(0.50)	9.53	(5.42)	21,009	1.34	1.34	1.29	1.29	1.86	602
03/31/2015~	11.76	0.09	(0.39)	(0.30)	(0.75)	0.00	0.00	(0.75)	10.71	(2.82)	29,625	1.30	1.30	1.29	1.29	0.74	413
PIMCO RAE Low Volatility PLUS EMG Fund
Institutional Class
03/31/2019	$10.37	$0.27	$(0.80)	$(0.53)	$(1.20)	$(0.10)	$0.00	$(1.30)	$8.54	(4.72)%	$822,456	1.44%	1.59%	1.00%	1.15%	2.93%	307%
03/31/2018	9.51	0.20	1.34	1.54	(0.68)	0.00	0.00	(0.68)	10.37	16.59	1,147,519	1.27	1.42	1.00	1.15	1.97	195
03/31/2017	7.97	0.18	1.47	1.65	(0.11)	0.00	0.00	(0.11)	9.51	20.87	3,187,303	1.05	1.20	1.01	1.16	2.10	278
03/31/2016	9.73	0.11	(1.68)	(1.57)	(0.14)	0.00	(0.05)	(0.19)	7.97	(16.14)	3,467,854	1.00	1.15	1.00	1.15	1.31	528
03/31/2015	9.96	0.08	(0.02)	0.06	(0.26)	(0.03)	0.00	(0.29)	9.73	0.52	4,607,000	1.00	1.15	1.00	1.15	0.77	344
PIMCO RAE Low Volatility PLUS Fund
Institutional Class
03/31/2019	$11.51	$0.25	$0.69	$0.94	$(0.86)	$(2.81)	$0.00	$(3.67)	$8.78	9.98%	$84,396	0.87%	0.87%	0.79%	0.79%	2.25%	431%
03/31/2018	12.54	0.27	0.93	1.20	(0.32)	(1.91)	0.00	(2.23)	11.51	9.10	200,048	0.87	0.87	0.79	0.79	2.12	162
03/31/2017	10.99	0.23	1.52	1.75	(0.20)	0.00	0.00	(0.20)	12.54	16.03	187,438	0.84	0.84	0.79	0.79	1.95	342
03/31/2016	10.81	0.17	0.22	0.39	(0.07)	(0.14)	0.00	(0.21)	10.99	3.62	258,206	0.83	0.83	0.79	0.79	1.61	551
03/31/2015	10.32	0.07	1.09	1.16	(0.67)	0.00	0.00	(0.67)	10.81	11.15	1,055,948	0.79	0.79	0.79	0.79	0.63	691
Class A
03/31/2019	$11.38	$0.20	$0.68	$0.88	$(0.83)	$(2.81)	$0.00	$(3.64)	$8.62	9.57%	$9,988	1.27%	1.27%	1.19%	1.19%	1.91%	431%
03/31/2018	12.44	0.21	0.93	1.14	(0.29)	(1.91)	0.00	(2.20)	11.38	8.67	13,436	1.27	1.27	1.19	1.19	1.71	162
03/31/2017	10.92	0.16	1.54	1.70	(0.18)	0.00	0.00	(0.18)	12.44	15.59	12,155	1.24	1.24	1.19	1.19	1.37	342
03/31/2016	10.76	0.13	0.20	0.33	(0.03)	(0.14)	0.00	(0.17)	10.92	3.14	8,357	1.23	1.23	1.19	1.19	1.23	551
03/31/2015	10.31	0.01	1.11	1.12	(0.67)	0.00	0.00	(0.67)	10.76	10.73	15,403	1.19	1.19	1.19	1.19	0.05	691
PIMCO RAE Low Volatility PLUS International Fund
Institutional Class
03/31/2019	$11.03	$0.28	$(0.36)	$(0.08)	$(0.38)	$(2.74)	$0.00	$(3.12)	$7.83	0.75%	$478,456	0.91%	0.91%	0.82%	0.82%	2.77%	339%
03/31/2018	10.23	0.19	1.40	1.59	(0.55)	(0.24)	0.00	(0.79)	11.03	15.68	651,479	0.92	0.92	0.82	0.82	1.74	156
03/31/2017	9.16	0.19	1.03	1.22	(0.11)	(0.04)	0.00	(0.15)	10.23	13.47	1,519,165	0.85	0.85	0.82	0.82	1.99	350

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	114-115

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
03/31/2016	10.12	0.14	(0.67)	(0.53)	(0.43)	0.00	0.00	(0.43)	9.16	(5.30)	1,469,785	0.88	0.88	0.82	0.82	1.40	573
03/31/2015	10.13	0.12	0.23	0.35	(0.36)	(0.00)	0.00	(0.36)	10.12	3.61	2,488,373	0.82	0.82	0.82	0.82	1.20	545
I-2
03/31/2019	$11.00	$0.25	$(0.34)	$(0.09)	$(0.37)	$(2.74)	$0.00	$(3.11)	$7.80	0.69%	$11,018	1.01%	1.01%	0.92%	0.92%	2.67%	339%
03/31/2018	10.22	0.19	1.38	1.57	(0.55)	(0.24)	0.00	(0.79)	11.00	15.44	6,060	1.02	1.02	0.92	0.92	1.71	156
03/31/2017	9.15	0.20	1.02	1.22	(0.11)	(0.04)	0.00	(0.15)	10.22	13.42	7,260	0.95	0.95	0.92	0.92	2.01	350
03/31/2016	10.11	0.13	(0.66)	(0.53)	(0.43)	0.00	0.00	(0.43)	9.15	(5.36)	418	0.98	0.98	0.92	0.92	1.40	573
03/31/2015	10.13	0.09	0.25	0.34	(0.36)	(0.00)	0.00	(0.36)	10.11	3.52	319	0.92	0.92	0.92	0.92	0.92	545
PIMCO RAE PLUS EMG Fund
Institutional Class
03/31/2019	$11.33	$0.18	$(1.28)	$(1.10)	$(0.29)	$0.00	$0.00	$(0.29)	$9.94	(9.71)%	$3,110,824	1.25%	1.25%	1.15%	1.15%	1.82%	339%
03/31/2018	10.35	0.16	1.77	1.93	(0.95)	0.00	0.00	(0.95)	11.33	19.48	2,496,352	1.18	1.18	1.15	1.15	1.46	87
03/31/2017	7.83	0.20	2.73	2.93	(0.41)	0.00	0.00	(0.41)	10.35	38.26	1,219,248	1.27	1.27	1.15	1.15	2.29	368
03/31/2016	9.44	0.17	(1.78)	(1.61)	0.00	0.00	0.00	0.00	7.83	(17.06)	1,973,502	1.17	1.17	1.15	1.15	2.02	482
03/31/2015	9.54	0.07	(0.16)	(0.09)	(0.01)	0.00	0.00	(0.01)	9.44	(0.94)	3,010,359	1.15	1.15	1.15	1.15	0.73	537
I-2
03/31/2019	$11.31	$0.18	$(1.28)	$(1.10)	$(0.27)	$0.00	$0.00	$(0.27)	$9.94	(9.69)%	$21,706	1.35%	1.35%	1.25%	1.25%	1.72%	339%
03/31/2018	10.33	0.15	1.76	1.91	(0.93)	0.00	0.00	(0.93)	11.31	19.30	53,041	1.28	1.28	1.25	1.25	1.39	87
03/31/2017	7.83	0.20	2.71	2.91	(0.41)	0.00	0.00	(0.41)	10.33	38.01	41,744	1.37	1.37	1.25	1.25	2.06	368
03/31/2016	9.44	0.16	(1.77)	(1.61)	0.00	0.00	0.00	0.00	7.83	(17.06)	7,589	1.27	1.27	1.25	1.25	1.90	482
03/31/2015	9.55	0.06	(0.15)	(0.09)	(0.02)	0.00	0.00	(0.02)	9.44	(1.00)	7,575	1.25	1.25	1.25	1.25	0.57	537
Class A
03/31/2019	$11.18	$0.14	$(1.26)	$(1.12)	$(0.25)	$0.00	$0.00	$(0.25)	$9.81	(10.02)%	$17,935	1.65%	1.65%	1.55%	1.55%	1.42%	339%
03/31/2018	10.23	0.12	1.74	1.86	(0.91)	0.00	0.00	(0.91)	11.18	18.97	25,707	1.58	1.58	1.55	1.55	1.10	87
03/31/2017	7.76	0.17	2.69	2.86	(0.39)	0.00	0.00	(0.39)	10.23	37.61	7,396	1.67	1.67	1.55	1.55	1.83	368
03/31/2016	9.39	0.13	(1.76)	(1.63)	0.00	0.00	0.00	0.00	7.76	(17.36)	4,026	1.57	1.57	1.55	1.55	1.55	482
03/31/2015	9.52	0.04	(0.17)	(0.13)	(0.00)	0.00	0.00	(0.00)	9.39	(1.36)	10,935	1.55	1.55	1.55	1.55	0.36	537
Class C
03/31/2019	$10.87	$0.07	$(1.24)	$(1.17)	$(0.20)	$0.00	$0.00	$(0.20)	$9.50	(10.77)%	$3,331	2.40%	2.40%	2.30%	2.30%	0.67%	339%
03/31/2018	9.98	0.03	1.71	1.74	(0.85)	0.00	0.00	(0.85)	10.87	18.13	4,657	2.33	2.33	2.30	2.30	0.31	87
03/31/2017	7.59	0.10	2.63	2.73	(0.34)	0.00	0.00	(0.34)	9.98	36.57	2,268	2.42	2.42	2.30	2.30	1.10	368
03/31/2016	9.25	0.07	(1.73)	(1.66)	0.00	0.00	0.00	0.00	7.59	(17.95)	1,618	2.32	2.32	2.30	2.30	0.89	482
03/31/2015	9.44	(0.03)	(0.16)	(0.19)	(0.00)	0.00	0.00	(0.00)	9.25	(2.01)	1,890	2.30	2.30	2.30	2.30	(0.34)	537
PIMCO RAE PLUS Fund
Institutional Class
03/31/2019	$7.50	$0.17	$0.14	$0.31	$(0.10)	$(0.71)	$0.00	$(0.81)	$7.00	4.65%	$491,771	0.93%	0.93%	0.79%	0.79%	2.24%	399%
03/31/2018	7.28	0.12	0.73	0.85	(0.50)	(0.13)	0.00	(0.63)	7.50	11.89	456,567	0.85	0.85	0.79	0.79	1.64	150
03/31/2017	5.93	0.15	1.20	1.35	0.00	0.00	0.00	0.00	7.28	22.77	459,719	0.86	0.86	0.79	0.79	2.33	552
03/31/2016	6.56	0.11	(0.39)	(0.28)	(0.19)	(0.16)	0.00	(0.35)	5.93	(4.33)	440,025	0.83	0.83	0.79	0.79	1.80	501
03/31/2015	7.01	0.04	0.56	0.60	(0.45)	(0.60)	0.00	(1.05)	6.56	8.80	1,055,142	0.80	0.80	0.79	0.79	0.59	390
I-2
03/31/2019	$7.45	$0.16	$0.14	$0.30	$(0.09)	$(0.71)	$0.00	$(0.80)	$6.95	4.64%	$296,026	1.03%	1.03%	0.89%	0.89%	2.14%	399%
03/31/2018	7.23	0.11	0.73	0.84	(0.49)	(0.13)	0.00	(0.62)	7.45	11.88	261,970	0.95	0.95	0.89	0.89	1.54	150
03/31/2017	5.90	0.14	1.19	1.33	0.00	0.00	0.00	0.00	7.23	22.54	261,947	0.96	0.96	0.89	0.89	2.21	552
03/31/2016	6.52	0.10	(0.38)	(0.28)	(0.18)	(0.16)	0.00	(0.34)	5.90	(4.29)	225,311	0.93	0.93	0.89	0.89	1.69	501
03/31/2015	6.98	0.03	0.56	0.59	(0.45)	(0.60)	0.00	(1.05)	6.52	8.61	616,784	0.90	0.90	0.89	0.89	0.47	390
I-3
04/27/2018 - 03/31/2019	$7.59	$0.14	$0.02	$0.16	$(0.10)	$(0.71)	$0.00	$(0.81)	$6.94	2.68%	$1,890	1.08%*	1.13%*	0.94%*	0.99%*	2.11%*	399%
Administrative Class
03/31/2019	$7.33	$0.14	$0.14	$0.28	$(0.08)	$(0.71)	$0.00	$(0.79)	$6.82	4.46%	$5,213	1.18%	1.18%	1.04%	1.04%	1.98	399%
03/31/2018	7.13	0.10	0.71	0.81	(0.48)	(0.13)	0.00	(0.61)	7.33	11.61	33,453	1.10	1.10	1.04	1.04	1.40	150
03/31/2017	5.82	0.12	1.19	1.31	0.00	0.00	0.00	0.00	7.13	22.51	30,644	1.11	1.11	1.04	1.04	1.84	552
03/31/2016	6.43	0.09	(0.38)	(0.29)	(0.16)	(0.16)	0.00	(0.32)	5.82	(4.49)	7,463	1.08	1.08	1.04	1.04	1.48	501
03/31/2015	6.90	0.02	0.55	0.57	(0.44)	(0.60)	0.00	(1.04)	6.43	8.40	37,774	1.05	1.05	1.04	1.04	0.33	390
Class A
03/31/2019	$7.15	$0.13	$0.14	$0.27	$(0.08)	$(0.71)	$0.00	$(0.79)	$6.63	4.34%	$649,864	1.33%	1.33%	1.19%	1.19%	1.84%	399%
03/31/2018	6.96	0.09	0.70	0.79	(0.47)	(0.13)	0.00	(0.60)	7.15	11.60	692,730	1.25	1.25	1.19	1.19	1.26	150
03/31/2017	5.70	0.12	1.14	1.26	0.00	0.00	0.00	0.00	6.96	22.11	439,747	1.26	1.26	1.19	1.19	1.95	552
03/31/2016	6.32	0.08	(0.37)	(0.29)	(0.17)	(0.16)	0.00	(0.33)	5.70	(4.63)	462,967	1.23	1.23	1.19	1.19	1.43	501
03/31/2015	6.80	0.01	0.54	0.55	(0.43)	(0.60)	0.00	(1.03)	6.32	8.24	785,656	1.20	1.20	1.19	1.19	0.17	390
Class C
03/31/2019	$6.61	$0.07	$0.12	$0.19	$(0.05)	$(0.71)	$0.00	$(0.76)	$6.04	3.53%	$281,900	2.08%	2.08%	1.94%	1.94%	1.09%	399%
03/31/2018	6.48	0.03	0.66	0.69	(0.43)	(0.13)	0.00	(0.56)	6.61	10.81	317,393	2.00	2.00	1.94	1.94	0.49	150
03/31/2017	5.35	0.07	1.06	1.13	0.00	0.00	0.00	0.00	6.48	21.12	355,721	2.01	2.01	1.94	1.94	1.19	552
03/31/2016	5.96	0.04	(0.35)	(0.31)	(0.14)	(0.16)	0.00	(0.30)	5.35	(5.26)	355,308	1.98	1.98	1.94	1.94	0.69	501

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	116-117

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
03/31/2015	6.47	(0.04)	0.52	0.48	(0.39)	(0.60)	0.00	(0.99)	5.96	7.54	559,797	1.95	1.95	1.94	1.94	(0.58)	390
PIMCO RAE PLUS International Fund
Institutional Class
03/31/2019	$9.63	$0.25	$(0.97)	$(0.72)	$(1.82)	$0.00	$0.00	$(1.82)	$7.09	(7.10)%	$380,912	1.09%	1.09%	0.83%	0.83%	3.10%	366%
03/31/2018	9.04	0.17	1.35	1.52	(0.93)	0.00	0.00	(0.93)	9.63	16.94	557,862	0.94	0.94	0.82	0.82	1.77	144
03/31/2017	7.48	0.22	1.44	1.66	(0.10)	0.00	0.00	(0.10)	9.04	22.36	942,949	0.87	0.87	0.82	0.82	2.66	250
03/31/2016	8.95	0.16	(1.40)	(1.24)	(0.23)	0.00	0.00	(0.23)	7.48	(14.06)	619,564	0.83	0.83	0.82	0.82	1.89	465
03/31/2015	12.56	0.24	(1.08)	(0.84)	(0.34)	(2.43)	0.00	(2.77)	8.95	(6.53)	1,096,358	0.83	0.83	0.82	0.82	2.07	857
I-2
03/31/2019	$9.62	$0.25	$(0.97)	$(0.72)	$(1.82)	$0.00	$0.00	$(1.82)	$7.08	(7.18)%	$4,720	1.19%	1.19%	0.93%	0.93%	3.06%	366%
03/31/2018	9.03	0.17	1.34	1.51	(0.92)	0.00	0.00	(0.92)	9.62	16.88	3,958	1.04	1.04	0.92	0.92	1.71	144
03/31/2017	7.47	0.23	1.42	1.65	(0.09)	0.00	0.00	(0.09)	9.03	22.30	4,830	0.97	0.97	0.92	0.92	2.83	250
03/31/2016	8.93	0.14	(1.39)	(1.25)	(0.21)	0.00	0.00	(0.21)	7.47	(14.14)	3,777	0.93	0.93	0.92	0.92	1.72	465
05/30/2014 - 03/31/2015	12.91	0.16	(1.37)	(1.21)	(0.34)	(2.43)	0.00	(2.77)	8.93	(9.17)	2,752	0.93 *	0.93 *	0.92 *	0.92 *	2.00 *	857
Class A
03/31/2019	$9.60	$0.23	$(0.96)	$(0.73)	$(1.80)	$0.00	$0.00	$(1.80)	$7.07	(7.31)%	$9,292	1.44%	1.44%	1.18%	1.18%	2.85%	366%
03/31/2018	9.03	0.16	1.32	1.48	(0.91)	0.00	0.00	(0.91)	9.60	16.44	9,481	1.29	1.29	1.17	1.17	1.65	144
03/31/2017	7.47	0.21	1.42	1.63	(0.07)	0.00	0.00	(0.07)	9.03	22.01	3,142	1.22	1.22	1.17	1.17	2.57	250
03/31/2016	8.95	0.14	(1.41)	(1.27)	(0.21)	0.00	0.00	(0.21)	7.47	(14.37)	2,727	1.18	1.18	1.17	1.17	1.70	465
03/31/2015	12.56	0.20	(1.09)	(0.89)	(0.29)	(2.43)	0.00	(2.72)	8.95	(6.96)	2,425	1.18	1.18	1.17	1.17	1.78	857
PIMCO RAE PLUS Small Fund
Institutional Class
03/31/2019	$11.61	$0.23	$(0.29)	$(0.06)	$(0.38)	$(0.76)	$0.00	$(1.14)	$10.41	(0.37)%	$137,253	0.92%	0.92%	0.84%	0.84%	1.99%	405%
03/31/2018	11.60	0.20	0.98	1.18	(0.49)	(0.68)	0.00	(1.17)	11.61	10.35	81,039	0.89	0.89	0.84	0.84	1.66	141
03/31/2017	8.82	0.29	2.55	2.84	(0.06)	0.00	0.00	(0.06)	11.60	32.15	65,475	0.88	0.88	0.84	0.84	2.83	352
03/31/2016	12.39	0.25	(1.51)	(1.26)	(0.39)	(1.92)	0.00	(2.31)	8.82	(10.27)	47,436	0.87	0.87	0.84	0.84	2.26	526
03/31/2015	12.33	0.23	0.60	0.83	(0.77)	0.00	0.00	(0.77)	12.39	6.82	391,557	0.85	0.85	0.84	0.84	1.85	722
I-2
03/31/2019	$11.58	$0.22	$(0.29)	$(0.07)	$(0.37)	$(0.76)	$0.00	$(1.13)	$10.38	(0.46)%	$5,079	1.02%	1.02%	0.94%	0.94%	1.91%	405%
03/31/2018	11.57	0.18	0.99	1.17	(0.48)	(0.68)	0.00	(1.16)	11.58	10.26	2,938	0.99	0.99	0.94	0.94	1.54	141
03/31/2017	8.81	0.27	2.55	2.82	(0.06)	0.00	0.00	(0.06)	11.57	32.00	3,584	0.98	0.98	0.94	0.94	2.52	352
03/31/2016	12.38	0.25	(1.53)	(1.28)	(0.37)	(1.92)	0.00	(2.29)	8.81	(10.40)	1,389	0.97	0.97	0.94	0.94	2.21	526
05/30/2014 - 03/31/2015	12.01	0.13	1.02	1.15	(0.78)	0.00	0.00	(0.78)	12.38	9.64	4,475	0.95 *	0.95 *	0.94 *	0.94 *	1.31 *	722
Class A
03/31/2019	$11.51	$0.19	$(0.28)	$(0.09)	$(0.35)	$(0.76)	$0.00	$(1.11)	$10.31	(0.70)%	$15,655	1.27%	1.27%	1.19%	1.19%	1.66%	405%
03/31/2018	11.52	0.16	0.97	1.13	(0.46)	(0.68)	0.00	(1.14)	11.51	9.90	10,296	1.24	1.24	1.19	1.19	1.34	141
03/31/2017	8.77	0.25	2.53	2.78	(0.03)	0.00	0.00	(0.03)	11.52	31.73	3,861	1.23	1.23	1.19	1.19	2.42	352
03/31/2016	12.34	0.21	(1.51)	(1.30)	(0.35)	(1.92)	0.00	(2.27)	8.77	(10.63)	2,252	1.22	1.22	1.19	1.19	1.93	526
03/31/2015	12.32	0.12	0.66	0.78	(0.76)	0.00	0.00	(0.76)	12.34	6.45	6,255	1.20	1.20	1.19	1.19	0.99	722
Class C
03/31/2019	$11.32	$0.10	$(0.28)	$(0.18)	$(0.27)	$(0.76)	$0.00	$(1.03)	$10.11	(1.45)%	$3,581	2.02%	2.02%	1.94%	1.94%	0.91%	405%
03/31/2018	11.34	0.06	0.97	1.03	(0.37)	(0.68)	0.00	(1.05)	11.32	9.20	2,713	1.99	1.99	1.94	1.94	0.55	141
03/31/2017	8.68	0.20	2.46	2.66	0.00	0.00	0.00	0.00	11.34	30.65	2,928	1.98	1.98	1.94	1.94	2.00	352
03/31/2016	12.27	0.15	(1.52)	(1.37)	(0.30)	(1.92)	0.00	(2.22)	8.68	(11.24)	4,017	1.97	1.97	1.94	1.94	1.39	526
03/31/2015	12.31	0.06	0.63	0.69	(0.73)	0.00	0.00	(0.73)	12.27	5.67	4,536	1.95	1.95	1.94	1.94	0.53	722
PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class
03/31/2019	$9.51	$0.17	$0.68	$0.85	$(0.13)	$0.00	$0.00	$(0.13)	$10.23	8.94%	$1,715,801	1.28%	1.28%	1.19%	1.19%	1.72%	337%
03/31/2018	10.02	0.16	0.39	0.55	(1.06)	0.00	0.00	(1.06)	9.51	5.35	1,028,520	1.23	1.23	1.19	1.19	1.62	168
03/31/2017	9.33	0.22	0.87	1.09	(0.40)	0.00	0.00	(0.40)	10.02	11.92	1,379,963	1.22	1.22	1.19	1.19	2.26	231
03/31/2016	9.82	0.15	(0.33)	(0.18)	(0.31)	0.00	0.00	(0.31)	9.33	(1.76)	1,892,173	1.22	1.22	1.19	1.19	1.56	529
12/04/2014 - 03/31/2015	10.00	0.02	(0.12)	(0.10)	(0.08)	0.00	0.00	(0.08)	9.82	(0.96)	3,224,507	1.19 *	1.19 *	1.19 *	1.19 *	0.52 *	136
PIMCO StocksPLUS® Absolute Return Fund
Institutional Class
03/31/2019	$10.62	$0.25	$0.59	$0.84	$(0.22)	$(0.90)	$0.00	$(1.12)	$10.34	8.66%	$924,639	0.73%	0.73%	0.64%	0.64%	2.32%	412%
03/31/2018	10.92	0.20	1.39	1.59	(0.30)	(1.59)	0.00	(1.89)	10.62	14.53	754,379	0.71	0.71	0.64	0.64	1.80	190
03/31/2017	8.97	0.24	1.78	2.02	(0.07)	0.00	0.00	(0.07)	10.92	22.49	577,528	0.68	0.68	0.64	0.64	2.41	339
03/31/2016	9.72	0.16	(0.41)	(0.25)	(0.14)	(0.36)	0.00	(0.50)	8.97	(2.51)	484,517	0.65	0.65	0.64	0.64	1.72	582
03/31/2015	10.38	0.09	1.24	1.33	(0.35)	(1.64)	0.00	(1.99)	9.72	13.29	461,818	0.64	0.64	0.64	0.64	0.88	437
I-2
03/31/2019	$10.49	$0.24	$0.58	$0.82	$(0.21)	$(0.90)	$0.00	$(1.11)	$10.20	8.57%	$181,167	0.83%	0.83%	0.74%	0.74%	2.24	412%
03/31/2018	10.81	0.19	1.37	1.56	(0.29)	(1.59)	0.00	(1.88)	10.49	14.41	189,151	0.81	0.81	0.74	0.74	1.70	190

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	118-119

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
03/31/2017	8.89	0.22	1.76	1.98	(0.06)	0.00	0.00	(0.06)	10.81	22.33	117,890	0.78	0.78	0.74	0.74	2.18	339
03/31/2016	9.64	0.15	(0.40)	(0.25)	(0.14)	(0.36)	0.00	(0.50)	8.89	(2.61)	77,284	0.75	0.75	0.74	0.74	1.59	582
03/31/2015	10.31	0.09	1.23	1.32	(0.35)	(1.64)	0.00	(1.99)	9.64	13.24	144,519	0.74	0.74	0.74	0.74	0.83	437
I-3
04/27/2018 - 03/31/2019	$10.64	$0.21	$0.46	$0.67	$(0.22)	$(0.90)	$0.00	$(1.12)	$10.19	7.01%	$62,185	0.88%*	0.93%*	0.79%*	0.84%*	2.17%*	412%*
Class A
03/31/2019	$10.44	$0.20	$0.58	$0.78	$(0.18)	$(0.90)	$0.00	$(1.08)	$10.14	8.20%	$505,655	1.13%	1.13%	1.04%	1.04%	1.93%	412%
03/31/2018	10.77	0.16	1.36	1.52	(0.26)	(1.59)	0.00	(1.85)	10.44	14.06	539,367	1.11	1.11	1.04	1.04	1.42	190
03/31/2017	8.86	0.20	1.75	1.95	(0.04)	0.00	0.00	(0.04)	10.77	22.04	282,429	1.08	1.08	1.04	1.04	2.01	339
03/31/2016	9.62	0.12	(0.40)	(0.28)	(0.12)	(0.36)	0.00	(0.48)	8.86	(2.94)	270,766	1.05	1.05	1.04	1.04	1.31	582
03/31/2015	10.31	0.06	1.22	1.28	(0.33)	(1.64)	0.00	(1.97)	9.62	12.88	347,255	1.04	1.04	1.04	1.04	0.55	437
Class C
03/31/2019	$9.52	$0.11	$0.53	$0.64	$(0.12)	$(0.90)	$0.00	$(1.02)	$9.14	7.47%	$182,497	1.88%	1.88%	1.79%	1.79%	1.18%	412%
03/31/2018	9.98	0.07	1.26	1.33	(0.20)	(1.59)	0.00	(1.79)	9.52	13.21	181,762	1.86	1.86	1.79	1.79	0.64	190
03/31/2017	8.27	0.11	1.63	1.74	(0.03)	0.00	0.00	(0.03)	9.98	21.02	175,608	1.83	1.83	1.79	1.79	1.26	339
03/31/2016	9.03	0.05	(0.38)	(0.33)	(0.07)	(0.36)	0.00	(0.43)	8.27	(3.64)	176,561	1.80	1.80	1.79	1.79	0.56	582
03/31/2015	9.83	(0.02)	1.17	1.15	(0.31)	(1.64)	0.00	(1.95)	9.03	12.12	224,169	1.79	1.79	1.79	1.79	(0.21)	437
PIMCO StocksPLUS® Fund
Institutional Class
03/31/2019	$11.23	$0.25	$0.64	$0.89	$(0.30)	$(1.63)	$0.00	$(1.93)	$10.19	9.22%	$331,519	0.58%	0.58%	0.50%	0.50%	2.27%	281%
03/31/2018	10.03	0.14	1.25	1.39	(0.19)	0.00	0.00	(0.19)	11.23	13.85	364,772	0.57	0.57	0.50	0.50	1.32	329
03/31/2017	8.55	0.13	1.46	1.59	(0.11)	0.00	0.00	(0.11)	10.03	18.63	400,770	0.56	0.56	0.50	0.50	1.46	132
03/31/2016	9.56	0.12	(0.18)	(0.06)	(0.20)	(0.75)	0.00	(0.95)	8.55	(0.59)	517,080	0.56	0.56	0.50	0.50	1.30	525
03/31/2015	9.98	0.06	1.22	1.28	(0.02)	(1.68)	0.00	(1.70)	9.56	13.37	582,691	0.50	0.50	0.50	0.50	0.56	169
I-2
03/31/2019	$11.20	$0.24	$0.63	$0.87	$(0.28)	$(1.63)	$0.00	$(1.91)	$10.16	9.10%	$51,608	0.68%	0.68%	0.60%	0.60%	2.15%	281%
03/31/2018	10.01	0.14	1.23	1.37	(0.18)	0.00	0.00	(0.18)	11.20	13.70	67,331	0.67	0.67	0.60	0.60	1.25	329
03/31/2017	8.53	0.13	1.45	1.58	(0.10)	0.00	0.00	(0.10)	10.01	18.62	34,538	0.66	0.66	0.60	0.60	1.36	132
03/31/2016	9.54	0.11	(0.17)	(0.06)	(0.20)	(0.75)	0.00	(0.95)	8.53	(0.68)	20,399	0.66	0.66	0.60	0.60	1.22	525
03/31/2015	9.97	0.06	1.21	1.27	(0.02)	(1.68)	0.00	(1.70)	9.54	13.24	22,961	0.60	0.60	0.60	0.60	0.60	169
I-3
04/27/2018 - 03/31/2019	$11.34	$0.21	$0.51	$0.72	$(0.29)	$(1.63)	$0.00	$(1.92)	$10.14	7.68%	$160	0.73%*	0.78%*	0.65%*	0.70%*	2.27%*	281%
Administrative Class
03/31/2019	$10.54	$0.21	$0.57	$0.78	$(0.27)	$(1.63)	$0.00	$(1.90)	$9.42	8.82%	$9,627	0.83%	0.83%	0.75%	0.75%	2.02%	281%
03/31/2018	9.42	0.11	1.17	1.28	(0.16)	0.00	0.00	(0.16)	10.54	13.62	9,170	0.82	0.82	0.75	0.75	1.06	329
03/31/2017	8.04	0.11	1.36	1.47	(0.09)	0.00	0.00	(0.09)	9.42	18.38	13,094	0.81	0.81	0.75	0.75	1.20	132
03/31/2016	9.05	0.09	(0.17)	(0.08)	(0.18)	(0.75)	0.00	(0.93)	8.04	(0.85)	5,289	0.81	0.81	0.75	0.75	1.05	525
03/31/2015	9.54	0.03	1.17	1.20	(0.01)	(1.68)	0.00	(1.69)	9.05	13.13	6,631	0.75	0.75	0.75	0.75	0.32	169
Class A
03/31/2019	$10.44	$0.19	$0.58	$0.77	$(0.26)	$(1.63)	$0.00	$(1.89)	$9.32	8.76%	$278,434	0.98%	0.98%	0.90%	0.90%	1.87%	281%
03/31/2018	9.34	0.09	1.16	1.25	(0.15)	0.00	0.00	(0.15)	10.44	13.42	275,970	0.97	0.97	0.90	0.90	0.93	329
03/31/2017	7.97	0.09	1.36	1.45	(0.08)	0.00	0.00	(0.08)	9.34	18.21	192,649	0.96	0.96	0.90	0.90	1.06	132
03/31/2016	8.98	0.08	(0.17)	(0.09)	(0.17)	(0.75)	0.00	(0.92)	7.97	(0.99)	192,168	0.96	0.96	0.90	0.90	0.91	525
03/31/2015	9.49	0.02	1.15	1.17	(0.00)	(1.68)	0.00	(1.68)	8.98	12.89	237,176	0.90	0.90	0.90	0.90	0.16	169
Class C
03/31/2019	$9.92	$0.13	$0.54	$0.67	$(0.22)	$(1.63)	$0.00	$(1.85)	$8.74	8.14%	$106,370	1.48%	1.48%	1.40%	1.40%	1.37%	281%
03/31/2018	8.88	0.04	1.11	1.15	(0.11)	0.00	0.00	(0.11)	9.92	12.92	110,665	1.47	1.47	1.40	1.40	0.42	329
03/31/2017	7.59	0.05	1.28	1.33	(0.04)	0.00	0.00	(0.04)	8.88	17.55	148,261	1.46	1.46	1.40	1.40	0.56	132
03/31/2016	8.61	0.03	(0.16)	(0.13)	(0.14)	(0.75)	0.00	(0.89)	7.59	(1.55)	144,638	1.46	1.46	1.40	1.40	0.42	525
03/31/2015	9.20	(0.03)	1.12	1.09	(0.00)	(1.68)	0.00	(1.68)	8.61	12.36	147,403	1.40	1.40	1.40	1.40	(0.34)	169
Class R
03/31/2019	$10.74	$0.17	$0.60	$0.77	$(0.24)	$(1.63)	$0.00	$(1.87)	$9.64	8.48%	$26,612	1.23%	1.23%	1.15%	1.15%	1.64%	281%
03/31/2018	9.60	0.07	1.20	1.27	(0.13)	0.00	0.00	(0.13)	10.74	13.20	18,972	1.22	1.22	1.15	1.15	0.68	329
03/31/2017	8.20	0.07	1.39	1.46	(0.06)	0.00	0.00	(0.06)	9.60	17.80	16,788	1.21	1.21	1.15	1.15	0.80	132
03/31/2016	9.22	0.06	(0.18)	(0.12)	(0.15)	(0.75)	0.00	(0.90)	8.20	(1.28)	14,140	1.21	1.21	1.15	1.15	0.67	525
03/31/2015	9.71	(0.01)	1.20	1.19	(0.00)	(1.68)	0.00	(1.68)	9.22	12.77	14,200	1.15	1.15	1.15	1.15	(0.07)	169
PIMCO StocksPLUS® International Fund (Unhedged)
Institutional Class
03/31/2019	$6.77	$0.15	$(0.49)	$(0.34)	$(0.24)	$(0.59)	$0.00	$(0.83)	$5.60	(4.28)%	$233,401	0.73%	0.73%	0.64%	0.64%	2.48%	325%
03/31/2018	6.27	0.12	0.85	0.97	(0.38)	(0.09)	0.00	(0.47)	6.77	15.47	1,681,740	0.72	0.72	0.64	0.64	1.77	130
03/31/2017	5.37	0.14	0.76	0.90	0.00	0.00	0.00	0.00	6.27	16.76	1,362,934	0.68	0.68	0.64	0.64	2.47	278
03/31/2016	6.50	0.11	(0.88)	(0.77)	(0.31)	(0.01)	(0.04)	(0.36)	5.37	(12.25)	1,090,010	0.66	0.66	0.64	0.64	1.93	566
03/31/2015	6.91	0.07	(0.09)	(0.02)	(0.36)	(0.03)	0.00	(0.39)	6.50	(0.27)	1,057,333	0.64	0.64	0.64	0.64	1.01	449
I-2

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	120-121

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
03/31/2019	$6.79	$0.15	$(0.50)	$(0.35)	$(0.24)	$(0.59)	$0.00	$(0.83)	$5.61	(4.49)%	$48,605	0.83%	0.83%	0.74%	0.74%	2.48%	325%
03/31/2018	6.30	0.12	0.83	0.95	(0.37)	(0.09)	0.00	(0.46)	6.79	15.16	60,891	0.82	0.82	0.74	0.74	1.68	130
03/31/2017	5.39	0.14	0.77	0.91	0.00	0.00	0.00	0.00	6.30	16.88	32,884	0.78	0.78	0.74	0.74	2.39	278
03/31/2016	6.52	0.11	(0.88)	(0.77)	(0.31)	(0.01)	(0.04)	(0.36)	5.39	(12.24)	35,765	0.76	0.76	0.74	0.74	1.87	566
03/31/2015	6.93	0.06	(0.09)	(0.03)	(0.35)	(0.03)	0.00	(0.38)	6.52	(0.39)	10,654	0.74	0.74	0.74	0.74	0.90	449
I-3
04/27/2018 - 03/31/2019	$6.96	$0.13	$(0.66)	$(0.53)	$(0.24)	$(0.59)	$0.00	$(0.83)	$5.60	(6.93)%	$238	0.88%*	0.93%*	0.79%*	0.84%*	2.45%*	325%
Class A
03/31/2019	$6.58	$0.13	$(0.48)	$(0.35)	$(0.23)	$(0.59)	$0.00	$(0.82)	$5.41	(4.71)%	$45,984	1.13%	1.13%	1.04%	1.04%	2.17%	325%
03/31/2018	6.11	0.09	0.83	0.92	(0.36)	(0.09)	0.00	(0.45)	6.58	14.99	63,204	1.12	1.12	1.04	1.04	1.42	130
03/31/2017	5.25	0.12	0.74	0.86	0.00	0.00	0.00	0.00	6.11	16.38	18,124	1.08	1.08	1.04	1.04	2.15	278
03/31/2016	6.37	0.09	(0.87)	(0.78)	(0.30)	(0.01)	(0.03)	(0.34)	5.25	(12.59)	23,748	1.06	1.06	1.04	1.04	1.54	566
03/31/2015	6.78	0.04	(0.09)	(0.05)	(0.33)	(0.03)	0.00	(0.36)	6.37	(0.68)	22,836	1.04	1.04	1.04	1.04	0.63	449
Class C
03/31/2019	$6.28	$0.08	$(0.47)	$(0.39)	$(0.19)	$(0.59)	$0.00	$(0.78)	$5.11	(5.50)%	$8,948	1.88%	1.88%	1.79%	1.79%	1.41%	325%
03/31/2018	5.86	0.04	0.79	0.83	(0.32)	(0.09)	0.00	(0.41)	6.28	14.08	13,422	1.87	1.87	1.79	1.79	0.63	130
03/31/2017	5.07	0.07	0.72	0.79	0.00	0.00	0.00	0.00	5.86	15.58	7,812	1.83	1.83	1.79	1.79	1.37	278
03/31/2016	6.18	0.04	(0.84)	(0.80)	(0.27)	(0.01)	(0.03)	(0.31)	5.07	(13.26)	9,134	1.81	1.81	1.79	1.79	0.79	566
03/31/2015	6.59	(0.01)	(0.08)	(0.09)	(0.29)	(0.03)	0.00	(0.32)	6.18	(1.40)	7,958	1.79	1.79	1.79	1.79	(0.13)	449
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2019	$8.14	$0.18	$0.20	$0.38	$(0.31)	$(0.46)	$0.00	$(0.77)	$7.75	5.08%	$1,740,379	0.87%	0.87%	0.75%	0.75%	2.25%	301%
03/31/2018	8.08	0.14	0.48	0.62	(0.56)	0.00	0.00	(0.56)	8.14	7.71	1,777,214	0.84	0.84	0.75	0.75	1.71	130
03/31/2017	6.62	0.20	1.40	1.60	(0.14)	0.00	0.00	(0.14)	8.08	24.42	1,548,785	0.81	0.81	0.75	0.75	2.72	256
03/31/2016	8.24	0.13	(1.31)	(1.18)	(0.43)	0.00	(0.01)	(0.44)	6.62	(14.79)	1,398,461	0.76	0.76	0.75	0.75	1.75	499
03/31/2015	8.01	0.14	1.13	1.27	(1.04)	0.00	0.00	(1.04)	8.24	16.90	518,997	0.75	0.75	0.75	0.75	1.73	814
I-2
03/31/2019	$8.07	$0.17	$0.20	$0.37	$(0.31)	$(0.46)	$0.00	$(0.77)	$7.67	4.91%	$597,904	0.97%	0.97%	0.85%	0.85%	2.15%	301%
03/31/2018	8.02	0.13	0.47	0.60	(0.55)	0.00	0.00	(0.55)	8.07	7.57	541,980	0.94	0.94	0.85	0.85	1.62	130
03/31/2017	6.57	0.19	1.40	1.59	(0.14)	0.00	0.00	(0.14)	8.02	24.33	371,289	0.91	0.91	0.85	0.85	2.63	256
03/31/2016	8.19	0.12	(1.31)	(1.19)	(0.42)	0.00	(0.01)	(0.43)	6.57	(14.94)	355,109	0.86	0.86	0.85	0.85	1.60	499
03/31/2015	7.96	0.10	1.16	1.26	(1.03)	0.00	0.00	(1.03)	8.19	16.97	250,350	0.85	0.85	0.85	0.85	1.28	814
I-3
04/27/2018 - 03/31/2019	$8.45	$0.15	$(0.16)	$(0.01)	$(0.32)	$(0.46)	$0.00	$(0.78)	$7.66	0.25%	$25,315	1.02%*	1.07%*	0.90%*	0.95%*	2.09%*	301%
Class A
03/31/2019	$7.75	$0.14	$0.18	$0.32	$(0.28)	$(0.46)	$0.00	$(0.74)	$7.33	4.55%	$473,310	1.27%	1.27%	1.15%	1.15%	1.85%	301%
03/31/2018	7.72	0.11	0.46	0.57	(0.54)	0.00	0.00	(0.54)	7.75	7.38	551,924	1.24	1.24	1.15	1.15	1.33	130
03/31/2017	6.33	0.16	1.35	1.51	(0.12)	0.00	0.00	(0.12)	7.72	23.95	310,915	1.21	1.21	1.15	1.15	2.36	256
03/31/2016	7.92	0.09	(1.26)	(1.17)	(0.41)	0.00	(0.01)	(0.42)	6.33	(15.26)	379,646	1.16	1.16	1.15	1.15	1.29	499
03/31/2015	7.73	0.11	1.09	1.20	(1.01)	0.00	0.00	(1.01)	7.92	16.63	338,576	1.15	1.15	1.15	1.15	1.37	814
Class C
03/31/2019	$7.14	$0.08	$0.17	$0.25	$(0.24)	$(0.46)	$0.00	$(0.70)	$6.69	3.82%	$126,949	2.02%	2.02%	1.90%	1.90%	1.11%	301%
03/31/2018	7.18	0.04	0.42	0.46	(0.50)	0.00	0.00	(0.50)	7.14	6.41	154,331	1.99	1.99	1.90	1.90	0.56	130
03/31/2017	5.90	0.10	1.25	1.35	(0.07)	0.00	0.00	(0.07)	7.18	23.00	153,871	1.96	1.96	1.90	1.90	1.62	256
03/31/2016	7.43	0.04	(1.18)	(1.14)	(0.38)	0.00	(0.01)	(0.39)	5.90	(15.85)	197,631	1.91	1.91	1.90	1.90	0.57	499
03/31/2015	7.32	0.05	1.03	1.08	(0.97)	0.00	0.00	(0.97)	7.43	15.75	130,680	1.90	1.90	1.90	1.90	0.64	814
PIMCO StocksPLUS® Long Duration Fund
Institutional Class
03/31/2019	$6.86	$0.26	$0.47	$0.73	$(0.64)	$(0.20)	$0.00	$(0.84)	$6.75	13.00%	$490,363	1.11%	1.11%	0.59%	0.59%	3.90%	144%
03/31/2018	7.32	0.28	1.08	1.36	(0.53)	(1.29)	0.00	(1.82)	6.86	17.80	565,336	0.85	0.85	0.59	0.59	3.64	134
03/31/2017	6.79	0.27	1.03	1.30	(0.29)	(0.48)	0.00	(0.77)	7.32	20.19	596,979	0.64	0.64	0.59	0.59	3.66	141
03/31/2016	7.56	0.27	(0.28)	(0.01)	(0.26)	(0.50)	0.00	(0.76)	6.79	0.64	532,346	0.63	0.63	0.59	0.59	3.95	52
03/31/2015	7.24	0.27	1.73	2.00	(0.40)	(1.28)	0.00	(1.68)	7.56	29.07	637,302	0.61	0.61	0.59	0.59	3.50	91
PIMCO StocksPLUS® Short Fund
Institutional Class
03/31/2019	$8.47	$0.25	$(0.81)	$(0.56)	$(0.15)	$0.00	$0.00	$(0.15)	$7.76	(6.71)%	$1,448,810	0.77%	0.77%	0.64%	0.64%	3.12%	325%
03/31/2018	9.54	0.22	(1.12)	(0.90)	(0.17)	0.00	0.00	(0.17)	8.47	(9.46)	1,993,725	0.66	0.66	0.64	0.64	2.51	131
03/31/2017	10.55	0.30	(1.31)	(1.01)	0.00	0.00	0.00	0.00	9.54	(9.57)	1,862,164	0.67	0.67	0.64	0.64	2.90	237
03/31/2016†	11.70	0.28	(1.06)	(0.78)	(0.37)	0.00	0.00	(0.37)	10.55	(5.91)	1,690,893	0.68	0.68	0.64	0.64	2.51	524
03/31/2015†	13.35	0.15	(1.65)	(1.50)	(0.15)	0.00	0.00	(0.15)	11.70	(11.23)	3,443,366	0.64	0.64	0.64	0.64	1.32	403
I-2
03/31/2019	$8.45	$0.24	$(0.80)	$(0.56)	$(0.15)	$0.00	$0.00	$(0.15)	$7.74	(6.76)%	$64,487	0.87%	0.87%	0.74%	0.74%	2.95%	325%

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	122-123

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
03/31/2018	9.53	0.21	(1.13)	(0.92)	(0.16)	0.00	0.00	(0.16)	8.45	(9.68)	76,532	0.76	0.76	0.74	0.74	2.40	131
03/31/2017	10.55	0.29	(1.31)	(1.02)	0.00	0.00	0.00	0.00	9.53	(9.67)	59,992	0.77	0.77	0.74	0.74	2.84	237
03/31/2016†	11.70	0.28	(1.07)	(0.79)	(0.36)	0.00	0.00	(0.36)	10.55	(5.96)	56,465	0.78	0.78	0.74	0.74	2.45	524
03/31/2015†	13.40	0.15	(1.70)	(1.55)	(0.15)	0.00	0.00	(0.15)	11.70	(11.64)	48,356	0.74	0.74	0.74	0.74	1.19	403
I-3
04/27/2018 - 03/31/2019	$8.38	$0.22	$(0.72)	$(0.50)	$(0.15)	$0.00	$0.00	$(0.15)	$7.73	(6.09)%	$1,556	0.92%*	0.97%*	0.79%*	0.84%*	2.91%*	325%
Class A
03/31/2019	$8.20	$0.21	$(0.78)	$(0.57)	$(0.13)	$0.00	$0.00	$(0.13)	$7.50	(7.02)%	$41,707	1.17%	1.17%	1.04%	1.04%	2.67%	325%
03/31/2018	9.25	0.18	(1.09)	(0.91)	(0.14)	0.00	0.00	(0.14)	8.20	(9.92)	47,017	1.06	1.06	1.04	1.04	2.13	131
03/31/2017	10.27	0.26	(1.28)	(1.02)	0.00	0.00	0.00	0.00	9.25	(9.93)	33,072	1.07	1.07	1.04	1.04	2.61	237
03/31/2016†	11.45	0.24	(1.07)	(0.83)	(0.35)	0.00	0.00	(0.35)	10.27	(6.53)	54,139	1.08	1.08	1.04	1.04	2.18	524
03/31/2015†	13.05	0.10	(1.60)	(1.50)	(0.10)	0.00	0.00	(0.10)	11.45	(11.54)	31,809	1.04	1.04	1.04	1.04	0.96	403
Class C
03/31/2019	$7.85	$0.15	$(0.76)	$(0.61)	$(0.08)	$0.00	$0.00	$(0.08)	$7.16	(7.77)%	$6,721	1.92%	1.92%	1.79%	1.79%	1.96%	325%
03/31/2018	8.86	0.11	(1.04)	(0.93)	(0.08)	0.00	0.00	(0.08)	7.85	(10.51)	8,246	1.81	1.81	1.79	1.79	1.34	131
03/31/2017	9.92	0.17	(1.23)	(1.06)	0.00	0.00	0.00	0.00	8.86	(10.69)	11,825	1.82	1.82	1.79	1.79	1.79	237
03/31/2016†	11.05	0.15	(0.98)	(0.83)	(0.30)	0.00	0.00	(0.30)	9.92	(6.85)	19,321	1.83	1.83	1.79	1.79	1.41	524
03/31/2015†	12.70	0.00	(1.60)	(1.60)	(0.05)	0.00	0.00	(0.05)	11.05	(12.57)	18,165	1.79	1.79	1.79	1.79	0.16	403
PIMCO StocksPLUS® Small Fund
Institutional Class
03/31/2019	$10.49	$0.25	$(0.15)	$0.10	$(0.25)	$(0.83)	$0.00	$(1.08)	$9.51	1.42%	$678,295	0.83%	0.83%	0.69%	0.69%	2.35%	436%
03/31/2018	9.87	0.19	1.09	1.28	(0.44)	(0.22)	0.00	(0.66)	10.49	13.12	630,363	0.79	0.79	0.69	0.69	1.79	136
03/31/2017	7.66	0.21	2.32	2.53	(0.32)	0.00	0.00	(0.32)	9.87	33.24	377,433	0.74	0.74	0.69	0.69	2.38	383
03/31/2016	9.60	0.16	(1.39)	(1.23)	(0.17)	(0.54)	0.00	(0.71)	7.66	(13.19)	231,986	0.73	0.73	0.69	0.69	1.86	539
03/31/2015	9.85	0.08	0.82	0.90	(0.42)	(0.73)	0.00	(1.15)	9.60	9.93	288,036	0.70	0.70	0.69	0.69	0.86	434
I-2
03/31/2019	$10.41	$0.23	$(0.15)	$0.08	$(0.24)	$(0.83)	$0.00	$(1.07)	$9.42	1.24%	$217,616	0.93%	0.93%	0.79%	0.79%	2.26%	436%
03/31/2018	9.80	0.17	1.09	1.26	(0.43)	(0.22)	0.00	(0.65)	10.41	13.02	181,517	0.89	0.89	0.79	0.79	1.68	136
03/31/2017	7.61	0.20	2.31	2.51	(0.32)	0.00	0.00	(0.32)	9.80	33.10	112,417	0.84	0.84	0.79	0.79	2.29	383
03/31/2016	9.54	0.15	(1.38)	(1.23)	(0.16)	(0.54)	0.00	(0.70)	7.61	(13.24)	92,051	0.83	0.83	0.79	0.79	1.69	539
03/31/2015	9.81	0.07	0.81	0.88	(0.42)	(0.73)	0.00	(1.15)	9.54	9.71	212,756	0.80	0.80	0.79	0.79	0.73	434
I-3
04/27/2018 - 03/31/2019	$10.63	$0.21	$(0.35)	$(0.14)	$(0.25)	$(0.83)	$0.00	$(1.08)	$9.41	(0.87)%	$7,922	0.98%*	1.03%*	0.84%*	0.89%*	2.28%*	436%
Administrative Class
03/31/2019	$10.49	$0.22	$(0.16)	$0.06	$(0.22)	$(0.83)	$0.00	$(1.05)	$9.50	1.09%	$8,166	1.08%	1.08%	0.94%	0.94%	2.10%	436%
03/31/2018	9.86	0.16	1.10	1.26	(0.41)	(0.22)	0.00	(0.63)	10.49	12.95	7,811	1.04	1.04	0.94	0.94	1.50	136
03/31/2017	7.64	0.21	2.29	2.50	(0.28)	0.00	0.00	(0.28)	9.86	32.81	7,698	0.99	0.99	0.94	0.94	2.39	383
03/31/2016	9.59	0.15	(1.40)	(1.25)	(0.16)	(0.54)	0.00	(0.70)	7.64	(13.40)	5,985	0.98	0.98	0.94	0.94	1.90	539
03/31/2015	10.15	0.03	0.56	0.59	(0.42)	(0.73)	0.00	(1.15)	9.59	6.51	965	0.95	0.95	0.94	0.94	0.40	434
Class A
03/31/2019	$10.27	$0.20	$(0.15)	$0.05	$(0.21)	$(0.83)	$0.00	$(1.04)	$9.28	0.97%	$512,195	1.23%	1.23%	1.09%	1.09%	1.95%	436%
03/31/2018	9.67	0.14	1.08	1.22	(0.40)	(0.22)	0.00	(0.62)	10.27	12.77	491,851	1.19	1.19	1.09	1.09	1.39	136
03/31/2017	7.52	0.18	2.27	2.45	(0.30)	0.00	0.00	(0.30)	9.67	32.68	261,090	1.14	1.14	1.09	1.09	2.02	383
03/31/2016	9.45	0.12	(1.37)	(1.25)	(0.14)	(0.54)	0.00	(0.68)	7.52	(13.55)	244,254	1.13	1.13	1.09	1.09	1.44	539
03/31/2015	9.73	0.04	0.81	0.85	(0.40)	(0.73)	0.00	(1.13)	9.45	9.50	370,199	1.10	1.10	1.09	1.09	0.47	434
Class C
03/31/2019	$9.49	$0.11	$(0.14)	$(0.03)	$(0.15)	$(0.83)	$0.00	$(0.98)	$8.48	0.18%	$114,756	1.98%	1.98%	1.84%	1.84%	1.20%	436%
03/31/2018	8.99	0.06	1.00	1.06	(0.34)	(0.22)	0.00	(0.56)	9.49	11.90	122,868	1.94	1.94	1.84	1.84	0.61	136
03/31/2017	7.02	0.10	2.12	2.22	(0.25)	0.00	0.00	(0.25)	8.99	31.74	122,651	1.89	1.89	1.84	1.84	1.29	383
03/31/2016	8.89	0.06	(1.29)	(1.23)	(0.10)	(0.54)	0.00	(0.64)	7.02	(14.19)	122,496	1.88	1.88	1.84	1.84	0.70	539
03/31/2015	9.27	(0.03)	0.76	0.73	(0.38)	(0.73)	0.00	(1.11)	8.89	8.62	170,988	1.85	1.85	1.84	1.84	(0.29)	434

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
~	A one for three reverse share split, effective August 7, 2015, has been retroactively applied.
†	A one for five reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations.  See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	124-125

PIMCO Funds

Appendix A
Description of Securities Ratings

The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, Standard & Poor's or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by Standard & Poor's or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, Standard & Poor's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Global Long-Term Rating Scale

Ratings assigned on Moody's global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporations, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Medium-Term Note Program Ratings

Moody's assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody's assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Global Short-Term Rating Scale
Ratings assigned on Moody's global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

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Prospectus

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

National Scale Long-Term Ratings

Moody's long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody's assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.

Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.

Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.

National Scale Short-Term Ratings
Moody's short-term NSRs are opinions of the ability of issuers in a given country, relative to other domestic issuers, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody's global ratings.

There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.

In each specific country, the first two letters indicate the country in which the issuer is located (e.g., BR-1 through BR-4 for Brazil).

N-1: Issuers rated N-1 have the strongest ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-2: Issuers rated N-2 have an above average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-3: Issuers rated N-3 have an average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-4: Issuers rated N-4 have a below average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa. National scale short-term ratings of AR-5 and AR-6 may also be applied to Argentine obligations.

Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	A-2

PIMCO Funds

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' ("S&P") analysis of the following considerations:

■

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;

■

Nature and provisions of the financial obligation and the promise S&P imputes; and

■

Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely weaken the obligor's capacity to meet its financial commitments on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated ‘BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The ‘CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D' if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested and there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from ‘AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated

A-3	PROSPECTUS | PIMCO FUNDS

Prospectus

with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capcity to meet its financial commitments on the obligation.

B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D' if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+' or ‘A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+').

Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L: Ratings qualified with ‘L' apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim: Preliminary ratings, with the ‘prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

■

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

■

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

■

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

■

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

■

A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (no longer applied or outstanding)

*:This symbol that indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	A-4

PIMCO Funds

long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer's bonds were deemed taxable. Discontinued use in January 2001.

G: The letter 'G' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer's published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer's management and therefore, could have been based on less comprehensive information than ratings without a 'pi' suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd's Syndicate Assessments.

pr: The letters ‘pr' indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A ‘q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r' modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P discontinued the use of the ‘r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch Ratings

Long-Term Credit Ratings
Investment Grade
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings ("IDRs"). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity's relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. ‘AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. ‘BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk.

CC: Very high levels of credit risk.

C: Near default.

A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C' category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
or

c. the formal announcement by the issuer or their agent of a distressed debt exchange;

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted default. ‘RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

A-5	PROSPECTUS | PIMCO FUNDS

Prospectus

d. ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. For example, the rating category 'AA' has three notch-specific rating levels ('AA+'; 'AA'; 'AA-'; each a rating level). Such suffixes are not added to the ‘AAA' rating and ratings below the 'CCC' category.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	A-6

PIMCO Funds

Appendix B
Financial Firm-Specific Sales Charge Waivers and Discounts

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial firm, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial firm to receive such waivers or discounts.

The following descriptions of sales charge waivers and discounts for a particular financial firm and class(es) of shares set forth information provided by the financial firm that the firm has represented is current as of the date of this prospectus. These waivers or discounts, which may vary from those disclosed elsewhere in the prospectus, are subject to change. The Funds will update this Appendix periodically based on information provided by the applicable financial firm. Neither the Funds, the Investment Adviser nor PIMCO Investments LLC supervises the implementation of these waivers or discounts or verifies the firms' administration of these waivers or discounts.

In all instances, it is an investor's responsibility to notify the financial firm of any facts that may qualify the investor for sales charge waivers or discounts. Please contact your financial firm for more information regarding the sales charge waivers and discounts available to you and the firm's related policies and procedures.

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares of Funds purchased through the Merrill Edge Self-Directed platform

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in the this prospectus

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a certain fee based account or platform (applicable to A and C shares only)

Class A shares sold as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI:

Front-end Sales Load Waivers on Class A Shares available at Ameriprise Financial

B-1	PROSPECTUS | PIMCO FUNDS

Prospectus

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial's platform (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,  401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds' prospectus or SAI. For more information regarding the waivers described below, as well as other information regarding mutual fund fees, please see the "Mutual Fund Features, Share Classes and Compensation" brochure available on the Morgan Stanley Wealth Management website.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules.
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
Shares purchased through a Morgan Stanley self-directed brokerage account.

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management's share class conversion program.

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity's affiliates ("Raymond James") platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end sales load waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James and their family members as designated by Raymond James.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class as determined by Raymond James) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and the procedures of Raymond James. More information regarding mutual fund shares purchased through a Raymond James platform or account, including the conversion described above, can be found in the Mutual Fund Investing disclosures available on the Raymond James website.

CDSC Waivers on Class A and C Shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund's prospectus or SAI.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.
Front-end Load Discounts available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	B-2

PIMCO Funds

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Beginning on or after May 1, 2020, shareholders purchasing Fund shares through an Edward D. Jones & Co. ("Edward Jones") commission or fee-based platform are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Edward Jones

Shares purchased or exchanged by associates of Edward Jones and its affiliates and their family members who have accounts grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups," as determined by Edward Jones under its policies and procedures).  This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good standing and remains eligible consistent with Edward Jones' policies.

Shares purchased through an Edward Jones fee-based program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

Shares purchased from the proceeds of redeemed shares of the same fund family, provided (1) the proceeds are from the sale of shares within 60 days of the purchase, and (2) the sale and purchase are made in the same share class and the same account, or the purchase is made in an IRA with proceeds from liquidations in a non-retirement account

Shares exchanged into Class A shares from another share class so long as the exchange is into the same Fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

Exchanges from Class C shares to Class A shares of the same Fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones
CDSC Waivers on Class A and Class C Shares available at Edward Jones
Death or disability of the shareholder
Shares sold, in an amount that does not exceed 10% per year of the account value, as part of a systematic withdrawal plan as described in this prospectus
Return of excess contributions from an IRA.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable Internal Revenue Service regulations

Shares sold to pay Edward Jones fees or costs but only if the transaction is initiated by Edward Jones
Shares exchanged in an Edward Jones fee-based program
Shares acquired through net asset value reinstatement
Front-end Charge Discounts Available at Edward Jones: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts for the purchase of Class A shares, are determined by taking into account shares held in all share classes (except any money market funds and retirement plan share classes) of the mutual fund family held by a shareholder or others in the same pricing group. This includes all share classes held on the Edward Jones platform and/or held on another platform. Eligible fund family assets may be included in the ROA calculation only if the shareholder notifies his or her financial advisor of such assets at the time of calculation.

Letters of Intent (LOI), which allow for sales charge and breakpoint discounts based on intended purchases within a fund family, through Edward Jones, over a 13-month period from the date Edward Jones receives the LOI. Eligible fund family assets may be included in the LOI calculation only if the shareholder notifies his or her financial advisor of such assets at the time of calculation.

Other Important Information related to Edward Jones
Minimum Purchase Amounts ■ $250 initial purchase minimum ■ $50 subsequent purchase minimum

Edward Jones has the right to redeem at its discretion Fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in Edward Jones' policy:

■

A fee-based account held on an Edward Jones platform

■

A 529 account held on an Edward Jones platform

■

An account with an active systematic investment plan or LOI

At any time it deems necessary, Edward Jones has the authority to exchange at net asset value a shareholder's holdings in a Fund to Class A shares

Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC ("Janney") brokerage account, you will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

B-3	PROSPECTUS | PIMCO FUNDS

Prospectus

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same Fund pursuant to Janney's policies and procedures.
CDSC Waivers on Class A and C Shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation ("ROA"), and/or letters of intent
Breakpoints as described in the Fund's Prospectus.

ROA, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. ("OPCO") platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 plan
Shares purchased through an OPCO affiliated investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family)

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

A shareholder in the Fund's Class C shares purchased prior to July 1, 2015 will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO. More information regarding mutual fund shares purchased through an OPCO platform or account, including the conversion described above, can be found in the disclosures available on the OPCO website.

Employees and registered representatives of OPCO or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and C Shares available at OPCO
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code as described in the prospectus
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or the SAI

Front-End Sales Charge Waivers on Class A Shares available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same Fund
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird according to its policies and procedures

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	B-4

PIMCO Funds

Shares purchased from the proceeds of redemptions from a fund of the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

A shareholder in the Fund's Class C shares will have their share converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares available at Baird
Shares sold due to death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Shares bought due to returns of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund's prospectus

Shares sold to pay Baird fees but only if the transaction is initiated by Baird
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts available at Baird: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser's household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of the fund family through Baird, over a 13-month period of time

B-5	PROSPECTUS | PIMCO FUNDS

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT

DST Asset Manager Solutions, Inc.
Institutional Class, I-2, I-3, Administrative Class — 430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407
Class A, Class C, Class R — P.O. Box 219294, Kansas City, MO 64121-9294

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1900 K Street N.W., Washington, D.C. 20006

For further information about the PIMCO Funds, call 888.87.PIMCO or visit our Web site at pimco.com.

PIMCO FUNDS
650 Newport Center Drive
Newport Beach, CA 92660

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

The SAI contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the SAI.

You may get free copies of any of these materials or request other information about a Fund by calling the Trust at 888.87.PIMCO (888.877.4626) or by writing to:

PIMCO Funds
650 Newport Center Drive
Newport Beach, CA 92660

Daily updates on the NAV of a Fund may be obtained by calling 1-888-87-PIMCO.

You may access reports and other information about the Trust on the EDGAR Database on the Commission's Web site at www.sec.gov. You may get copies of additional information about the Trust, including its SAI, with payment of a duplication fee, by e-mailing your request to publicinfo@sec.gov.

You can also visit our web site at pimco.com for additional information about the Funds, including the SAI and the annual and semi-annual reports, which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-05028	PF0004_042920

PIMCO Funds
Prospectus
July 31, 2019 (as supplemented April 29, 2020)
International Bond Funds
	Inst	I-2	I-3	Admin	A	C	R
PIMCO Emerging Markets Bond Fund	PEBIX	PEMPX	PEBNX	—	PAEMX	PEBCX	—
PIMCO Emerging Markets Corporate Bond Fund	PEMIX	—	—	—	—	—	—
PIMCO Emerging Markets Currency and Short-Term Investments Fund	PLMIX	PLMPX	—	—	PLMAX	—	—
PIMCO Emerging Markets Full Spectrum Bond Fund	PFSIX	—	—	—	—	—	—
PIMCO Emerging Markets Local Currency and Bond Fund	PELBX	PELPX	PELNX	—	PELAX	PELCX	—
PIMCO Global Advantage® Strategy Bond Fund	PSAIX	PGBPX	—	—	PGSAX	—	—
PIMCO Global Bond Opportunities Fund (Unhedged)	PIGLX	—	—	PADMX	PAGPX	—	—
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PGBIX	PGNPX	—	PGDAX	PAIIX	PCIIX	—
PIMCO International Bond Fund (Unhedged)	PFUIX	PFUPX	PFUNX	PFUUX	PFUAX	PFRCX	—
PIMCO International Bond Fund (U.S. Dollar-Hedged)	PFORX	PFBPX	PFONX	PFRAX	PFOAX	PFOCX	PFRRX

As with other mutual funds, neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

PIMCO Emerging Markets Bond Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 60 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.83%	0.93%	1.03%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.85%	0.95%	1.05%	1.22%	1.97%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	0.95%	1.00%	1.22%	1.97%

1 "Other Expenses" include interest expense of 0.02%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.83%, 0.93%, 0.98%, 1.20% and 1.95% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$87	$271	$471	$1,049
I-2	$97	$303	$525	$1,166
I-3	$102	$329	$575	$1,278
Class A	$495	$748	$1,020	$1,797
Class C	$300	$618	$1,062	$2,296

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$495	$748	$1,020	$1,797
Class C	$200	$618	$1,062	$2,296

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan Emerging Markets Bond Index (EMBI) Global, as calculated by PIMCO, which as of May 31, 2019 was 6.74 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund's country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an

PIMCO FUNDS | PROSPECTUS	1

PIMCO Emerging Markets Bond Fund

emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 15% of its total assets in securities rated below B by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest directly in real estate investment trusts ("REITs"). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of

2	PROSPECTUS | PIMCO FUNDS

Prospectus

unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The Lipper Emerging Market Hard Currency Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seeks either current income or total return by investing at least 65% of total assets in emerging market debt securities, where "emerging market" is defined by a country's GNP per capita or other economic measures.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 10.67%. For the periods shown in the bar chart, the highest quarterly return was 11.50% in the Q2 2009, and the lowest quarterly return was -6.82% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-4.18%	3.63%	7.47%
Institutional Class Return After Taxes on Distributions(1)	-5.83%	1.27%	5.09%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-2.46%	1.71%	4.92%
I-2 Return Before Taxes	-4.27%	3.53%	7.36%
I-3 Return Before Taxes	-4.34%	3.48%	7.31%
Class A Return Before Taxes	-8.11%	2.46%	6.64%
Class C Return Before Taxes	-6.16%	2.48%	6.25%
JPMorgan Emerging Markets Bond Index (EMBI) Global (reflects no deductions for fees, expenses or taxes)	-4.61%	4.18%	7.79%

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	3

PIMCO Emerging Markets Bond Fund

	1 Year	5 Years	10 Years
Lipper Emerging Market Hard Currency Debt Funds Average (reflects no deductions for taxes)	-5.69%	2.20%	6.87%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Yacov Arnopolin, Javier Romo and Pramol Dhawan. Mr. Arnopolin is an Executive Vice President of PIMCO, Mr. Romo is a Senior Vice President of PIMCO and Mr. Dhawan is a Managing Director of PIMCO. Mr. Arnopolin has managed the Fund since May 2017, Mr. Romo has managed the Fund since May 2019 and Mr. Dhawan has managed the Fund since May 2017.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 41 of this prospectus.

4	PROSPECTUS | PIMCO FUNDS

PIMCO Emerging Markets Corporate Bond Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Inst Class
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses(1)	0.08%
Total Annual Fund Operating Expenses	0.98%

1 "Other Expenses" include interest expense of 0.08%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses are 0.90% for Institutional Class shares.

Example. The Example is intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$100	$312	$542	$1,201

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of corporate Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI), as calculated by PIMCO, which as of May 31, 2019 was 4.35 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund's country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments, and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 15% of its total assets in securities rated below B by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest directly in real estate investment trusts ("REITs"). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average

PIMCO FUNDS | PROSPECTUS	5

PIMCO Emerging Markets Corporate Bond Fund

portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

6	PROSPECTUS | PIMCO FUNDS

Prospectus

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI). The index is a uniquely weighted version of the CEMBI index. It limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries' eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, more balanced weightings for countries included in the index. The countries covered in the CEMBI Diversified are identical to those covered by the CEMBI. The Lipper Emerging Market Hard Currency Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seeks either current income or total return by investing at least 65% of total assets in emerging market debt securities, where "emerging market" is defined by a country's GNP per capita or other economic measures.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 8.76%. For the periods shown in the bar chart, the highest quarterly return was 6.04% in the Q3 2010, and the lowest quarterly return was -8.23% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Since Inception (07/01/2009)
Institutional Class Return Before Taxes	-0.68%	2.62%	5.46%
Institutional Class Return After Taxes on Distributions(1)	-2.63%	0.58%	3.36%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-0.40%	1.06%	3.38%
JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI) (reflects no deductions for fees, expenses or taxes)	-1.72%	4.60%	7.11%
Lipper Emerging Market Hard Currency Debt Funds Average (reflects no deductions for taxes)	-5.69%	2.20%	5.44	%(2)

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

2 The Lipper Average's since inception return is determined from the nearest month-end following the Fund's inception date and not from the actual inception date of the Fund.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Kofi Bentsi, Mohit Mittal and Yacov Arnopolin. Mr. Bentsi is a Senior Vice President of PIMCO, Mr. Mittal is a Managing Director of PIMCO, and Mr. Arnopolin is an Executive Vice President of PIMCO. Messrs. Bentsi, Mittal and Arnopolin have managed the Fund since December 2016.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 41 of this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	7

PIMCO Emerging Markets Currency and Short-Term Investments Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 60 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class A
Management Fees	0.85%	0.95%	1.00%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Other Expenses(1)	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	0.88%	0.98%	1.28%

1 "Other Expenses" include interest expense of 0.03%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses are 0.85%,  0.95% and 1.25% for Institutional Class, I-2 and Class A shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2 or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$90	$281	$488	$1,084
I-2	$100	$312	$542	$1,201
Class A	$500	$766	$1,051	$1,862

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$500	$766	$1,051	$1,862

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, emerging market countries, and in short-term investments. The Fund's investments in currencies or Fixed Income Instruments, including short-term investments, may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of emerging market countries or in short-term investments may be invested in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund may invest in the currencies and Fixed Income Instruments of emerging market countries. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. PIMCO will select the Fund's country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The average portfolio duration of this Fund varies based on PIMCO's market forecasts and, under normal market conditions, is not expected to exceed two years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. In addition, the

PIMCO FUNDS | PROSPECTUS	8

Prospectus

dollar-weighted average maturity of the portion of the Fund's portfolio comprised of short-term investments, under normal circumstances, is expected not to exceed three years.

The Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 15% of its total assets in securities rated below B by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest directly in real estate investment trusts ("REITs"). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	9

PIMCO Emerging Markets Currency and Short-Term Investments Fund

unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a primary and a secondary broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. The JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. For periods prior to May 2010, the JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) contains back-tested index data which recalculates the index return using bid-side FX Spot, Forwards, and LIBOR rates. The Lipper Alternative Currency Strategies Average is a total return performance average of funds tracked by Lipper, Inc. that invest in global currencies through the use of short-term money market instruments, derivatives (forwards, options, swaps), and cash deposits.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 4.66%. For the periods shown in the bar chart, the highest quarterly return was 15.85% in the Q2 2009, and the lowest quarterly return was -9.55% in the Q3 2011.

10	PROSPECTUS | PIMCO FUNDS

Prospectus

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-4.46%	-0.31%	2.66%
Institutional Class Return After Taxes on Distributions(1)	-8.91%	-2.12%	1.36%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-2.64%	-1.01%	1.54%
I-2 Return Before Taxes	-4.55%	-0.41%	2.56%
Class A Return Before Taxes	-8.41%	-1.46%	1.86%
JPMorgan Emerging Local Markets Index Plus (Unhedged) (reflects no deductions for fees, expenses or taxes)	-3.33%	-0.83%	1.23%
JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) (reflects no deductions for fees, expenses or taxes)	-3.33%	-0.83%	1.06%
Lipper Alternative Currency Strategies Average (reflects no deductions for taxes)	-1.13%	-1.13%	-0.01%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Pramol Dhawan and Ismael Orenstein. Mr. Dhawan is a Managing Director of PIMCO, and Mr. Orenstein is a Senior Vice President of PIMCO. Mr. Dhawan has managed the Fund since October 2016, and Mr. Orenstein has managed the Fund since May 2019.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 41 of this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	11

PIMCO Emerging Markets Full Spectrum Bond Fund

Investment Objective

The Fund seeks maximum total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Inst Class
Management Fees	0.94%
Distribution and/or Service (12b-1) Fees	N/A
Acquired Fund Fees and Expenses(1)	0.91%
Total Annual Fund Operating Expenses(2)	1.85%
Fee Waiver and/or Expense Reimbursement(3)	(0.87%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.98%

1 Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.04%. Interest expense can result from certain transactions within the Underlying PIMCO Funds and is separate from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense of the Underlying PIMCO Funds, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.94% for Institutional Class.

2 Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets Excluding Waivers of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets Excluding Waivers reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3 PIMCO has contractually agreed, through July 31, 2020, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$100	$497	$920	$2,098

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

The Fund is designed to provide dynamic exposure to a broad range of emerging market fixed income asset classes, such as external debt obligations of sovereign, quasi-sovereign, and corporate entities; currencies, and local currency-denominated obligations of sovereigns, quasi-sovereigns, and corporate issuers. PIMCO uses a three-step active management approach in seeking to achieve the Fund's investment objective: 1) develop a target asset allocation to implement across the eligible investments; 2) identify additional opportunities for country and security selection designed to add value beyond the target asset allocation within each of the eligible investments; and 3) employ additional investment strategies designed to either mitigate or emphasize risks resulting from the implementation of the target asset allocation. This active management approach is driven by PIMCO's global macroeconomic views, emerging markets expertise and experience across a wide range of investment instruments. The Fund's assets are allocated in a manner that reflects PIMCO's views regarding the attractiveness of key investment risk factors, considering both return potential and volatility, and includes an assessment of aggregate country, issuer and currency exposures.

PIMCO evaluates these three steps daily and uses varying combinations of Acquired Funds (defined below) and/or direct investments in efforts to achieve the most efficient execution of PIMCO's investment views. Specifically, "Acquired Funds" refers to the following: funds of the Trust and funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management ("Underlying PIMCO Funds") and other affiliated and unaffiliated funds in which the Fund may invest. Acquired Funds may or may not be registered under the Investment Company Act of 1940 (the "1940 Act"). To the extent Underlying PIMCO Funds of the Trust or PIMCO Equity Series are held, Institutional Class or Class M shares will be held. The Fund's investments may also include Fixed Income Instruments of varying maturities, forwards or derivatives, such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. To the extent the Fund invests in Underlying PIMCO Funds, PIMCO expects to select such Underlying PIMCO Funds without considering or canvassing the universe of available unaffiliated Acquired Funds.

The Fund invests under normal circumstances at least 80% of its assets in investments economically tied to emerging market countries and 80% of its

PIMCO FUNDS | PROSPECTUS	12

Prospectus

assets in Fixed Income Instruments, which may be represented by direct or indirect (through an Acquired Fund) investments. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest in both investment-grade securities and high yield securities ("junk bonds") rated at least Caa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund's benchmark index is a blend of 50% JPMorgan Global Bond Index Emerging Markets- Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Markets Bond Index Diversified (the "Benchmark"). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to between 20% and 80% of its assets. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Benchmark, as calculated by PIMCO, which as of May 31, 2019 was 5.44 years. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund's assets are not allocated according to a predetermined blend of investment exposures or mix of instruments. PIMCO has the flexibility to reallocate the Fund's assets among any or all of the investment exposures represented by affiliated or unaffiliated funds, or invest directly in securities, instruments and other investments, based on its ongoing analyses of the global economy and financial markets. While these analyses are performed daily, material shifts in investment exposures typically take place over longer periods of time, unless in response to a perceived short-term opportunity or market dislocation. The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Additional information for the Underlying PIMCO Funds can be found in the Statement of Additional Information and/ or the Underlying PIMCO Funds' prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

The following risks are principal risks of investing in the Fund.

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines

Acquired Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

The following are principal risks of investing in the Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Distressed Company Risk: the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	13

PIMCO Emerging Markets Full Spectrum Bond Fund

fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is "qualifying income" under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a "Subsidiary"), the Fund is indirectly exposed to the risks associated with a Subsidiary's investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved

14	PROSPECTUS | PIMCO FUNDS

Prospectus

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Arbitrage Risk: the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Exchange-Traded Fund Risk: the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is a blend of 50% JPMorgan Global Bond Index Emerging Markets- Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified. The JPMorgan Global Bond Index Emerging Markets - Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding. The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. JPMorgan Corporate Emerging Market Bond Index Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries. The Lipper Emerging Market Hard Currency Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seeks either current income or total return by investing at least 65% of total assets in emerging market debt securities, where "emerging market" is defined by a country's GNP per capita or other economic measures.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 10.15%. For the periods shown in the bar chart, the highest quarterly return was 7.35% in the Q1 2016, and the lowest quarterly return was -10.05% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Since Inception (02/25/2013)
Institutional Class Return Before Taxes	-5.28%	0.38%	-0.97%
Institutional Class Return After Taxes on Distributions(1)	-7.33%	-1.81%	-3.11%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-3.10%	-0.67%	-1.66%
50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified (reflects no deductions for fees, expenses or taxes)	-4.60%	1.77%	0.31%
Lipper Emerging Market Hard Currency Debt Funds Average (reflects no deductions for taxes)	-5.69%	2.20%	0.61	%(2)

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

2 The Lipper Average's since inception return is determined from the nearest month-end following the Fund's inception date and not from the actual inception date of the Fund.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	15

PIMCO Emerging Markets Full Spectrum Bond Fund

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Pramol Dhawan and Yacov Arnopolin. Mr. Dhawan is a Managing Director of PIMCO, and Mr. Arnopolin is an Executive Vice President of PIMCO. Messrs. Dhawan and Arnopolin have managed the Fund since May 2017.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 41 of this prospectus.

16	PROSPECTUS | PIMCO FUNDS

PIMCO Emerging Markets Local Currency and Bond Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 60 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.90%	1.00%	1.10%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	0.94%	1.04%	1.14%	1.34%	2.09%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.94%	1.04%	1.09%	1.34%	2.09%

1 "Other Expenses" include interest expense of 0.04%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.90%, 1.00%, 1.05%, 1.30% and 2.05% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$96	$300	$520	$1,155
I-2	$106	$331	$574	$1,271
I-3	$111	$357	$623	$1,382
Class A	$506	$784	$1,082	$1,927
Class C	$312	$655	$1,124	$2,421

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$506	$784	$1,082	$1,927
Class C	$212	$655	$1,124	$2,421

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 107% of the average value of its portfolio.

Principal Investment Strategies

The Fund's investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, emerging market countries and in Fixed Income Instruments, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in forwards or derivatives denominated in any currency, and forwards or derivatives denominated in any currency will be included under the 80% of assets policy noted above so long as the underlying asset of such forwards or derivatives is a currency of an emerging market country, a Fixed Income Instrument denominated in the currency of an emerging market country, or a Fixed Income Instrument. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies of emerging market countries, Fixed Income Instruments denominated in currencies of emerging market countries, or Fixed Income Instruments, each as described above, may be invested in other types of instruments.

The Fund may invest without limitation in Fixed Income Instruments that are economically tied to emerging market countries. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. PIMCO will select the Fund's country and currency composition

PIMCO FUNDS | PROSPECTUS	17

PIMCO Emerging Markets Local Currency and Bond Fund

based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security such as a derivative instrument, rather than investing directly in emerging market securities.

The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), as calculated by PIMCO, which as of May 31, 2019 was 5.33 years.  Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates.  The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 15% of its total assets in securities rated below B by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest directly in real estate investment trusts ("REITs"). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market

18	PROSPECTUS | PIMCO FUNDS

Prospectus

conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/ or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of the I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The Lipper Emerging Markets Local Currency Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek either current income or total return by investing at least 65% of total assets in debt issues denominated in the currency of their market of issuance. "Emerging market" is defined by a country's GNP per capita or other economic measures.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	19

PIMCO Emerging Markets Local Currency and Bond Fund

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 10.70%. For the periods shown in the bar chart, the highest quarterly return was 17.65% in the Q2 2009, and the lowest quarterly return was -11.89% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-7.52%	-1.50%	3.54%
Institutional Class Return After Taxes on Distributions(1)	-9.89%	-3.80%	1.27%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-4.39%	-2.10%	1.92%
I-2 Return Before Taxes	-7.62%	-1.60%	3.44%
I-3 Return Before Taxes	-7.65%	-1.65%	3.39%
Class A Return Before Taxes	-11.30%	-2.66%	2.70%
Class C Return Before Taxes	-9.45%	-2.66%	2.32%
JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) (reflects no deductions for fees, expenses or taxes)	-6.21%	-0.96%	3.45%
Lipper Emerging Markets Local Currency Debt Funds Average (reflects no deductions for taxes)	-7.04%	-1.25%	2.97%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Pramol Dhawan, Ismael Orenstein and Michael Davidson. Mr. Dhawan is a Managing Director of PIMCO, and Messrs. Orenstein and Davidson are Senior Vice Presidents of PIMCO. Mr. Dhawan has managed the Fund since October 2016, Mr. Orenstein has managed the Fund since May 2019, and Mr. Davidson has managed the Fund since March 2020.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 41 of this prospectus.

20	PROSPECTUS | PIMCO FUNDS

PIMCO Global Advantage® Strategy Bond Fund

Investment Objective

The Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 60 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class A
Management Fees	0.65%	0.75%	0.80%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Other Expenses(1)	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	0.85%	0.95%	1.25%

1 "Other Expenses" include interest expense of 0.20%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses are 0.65%,  0.75% and 1.05% for Institutional Class, I-2 and Class A shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2 or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$87	$271	$471	$1,049
I-2	$97	$303	$525	$1,166
Class A	$498	$757	$1,036	$1,830

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$498	$757	$1,036	$1,830

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 299% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

PIMCO selects the Fund's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, and trade and current account balances. The Fund may invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may also invest up to 10% of its total assets in preferred securities. In addition, the Fund may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 15% its total assets in securities rated below B by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The average portfolio duration of this Fund varies based on PIMCO's market forecasts and, under normal market conditions, is not expected to exceed eight years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information.

PIMCO FUNDS | PROSPECTUS	21

PIMCO Global Advantage® Strategy Bond Fund

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation or improving credit fundamentals for a particular sector or security.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

22	PROSPECTUS | PIMCO FUNDS

Prospectus

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a primary and a secondary broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund measures its performance against a primary benchmark and a secondary benchmark. The Fund's primary benchmark is the Bloomberg Barclays Global Aggregate (USD Unhedged) Index, which provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities. It is not possible to invest directly in an unmanaged index. The Fund's secondary benchmark index, PIMCO Global Advantage Bond Index® ("GLADI") (USD Partially Hedged), is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real asset, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. This contrasts with traditional market capitalization-weighted indices, which emphasize past debt issuance and are therefore backward-looking. GDP weighting also tends to lead to counter-cyclical rebalancing—as bond prices tend to be inversely related to GDP growth rates—and avoids some of the disadvantages of traditional market-cap weighted indices, such as allocating too heavily toward overpriced securities, government debt, and large debt issuers. The Fund believes that the secondary benchmark reflects the Fund's investment strategy more accurately than the Bloomberg Barclays Global Aggregate (USD Unhedged) Index. The Lipper Global Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 6.43%. For the periods shown in the bar chart, the highest quarterly return was 8.01% in the Q3 2010, and the lowest quarterly return was -4.28% in the Q3 2014.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Since Inception (02/05/2009)
Institutional Class Return Before Taxes	-0.61%	1.26%	3.85%
Institutional Class Return After Taxes on Distributions(1)	-1.57%	0.29%	2.58%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-0.36%	0.52%	2.51%
I-2 Return Before Taxes	-0.71%	1.16%	3.75%
Class A Return Before Taxes	-4.71%	0.09%	3.04%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index (reflects no deductions for fees, expenses or taxes)	-1.20%	1.08%	2.85%
PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged) (reflects no deductions for fees, expenses or taxes)	0.14%	2.03%	3.87%
Lipper Global Income Funds Average (reflects no deductions for taxes)	-1.55%	1.48%	4.04	%(2)

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	23

PIMCO Global Advantage® Strategy Bond Fund

tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

2 The Lipper Average's since inception return is determined from the nearest month-end following the Fund's inception date and not from the actual inception date of the Fund.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Andrew Balls, Sachin Gupta and Pramol Dhawan. Mr. Balls is CIO Global and a Managing Director of PIMCO and he has managed the Fund since October 2011. Mr. Gupta is a Managing Director of PIMCO and he has managed the Fund since September 2014. Mr. Dhawan is a Managing Director of PIMCO and he has managed the Fund since August 2017.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 41 of this prospectus.

24	PROSPECTUS | PIMCO FUNDS

PIMCO Global Bond Opportunities Fund (Unhedged)

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Admin Class	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Admin Class	Class A
Management Fees	0.55%	0.55%	0.70%
Distribution and/or Service (12b-1) Fees	N/A	0.25%	0.25%
Other Expenses(1)	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	0.72%	0.97%	1.12%

1 "Other Expenses" include interest expense of 0.17%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses are 0.55%, 0.80% and 0.95% for Institutional Class, Administrative Class and Class A shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Administrative Class or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$74	$230	$401	$894
Administrative Class	$99	$309	$536	$1,190
Class A	$485	$718	$969	$1,687

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$485	$718	$969	$1,687

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 272% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, future contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Securities may be denominated in major foreign currencies or the U.S. dollar.

PIMCO selects the Fund's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The average portfolio duration of this Fund normally varies between two and eight years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.

PIMCO FUNDS | PROSPECTUS	25

PIMCO Global Bond Opportunities Fund (Unhedged)

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and

26	PROSPECTUS | PIMCO FUNDS

Prospectus

losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's broad-based securities market index is the Bloomberg Barclays Global Aggregate (USD Unhedged) Index. The Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities. It is not possible to invest directly in an unmanaged index. The Lipper Global Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 4.95%. For the periods shown in the bar chart, the highest quarterly return was 11.56% in the Q3 2009, and the lowest quarterly return was -6.30% in the Q4 2016.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-3.82%	1.57%	4.61%
Institutional Class Return After Taxes on Distributions(1)	-5.67%	0.44%	2.99%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-2.20%	0.71%	2.99%
Administrative Class Return Before Taxes	-4.06%	1.32%	4.35%
Class A Return Before Taxes	-7.76%	0.40%	3.80%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index (reflects no deductions for fees, expenses or taxes)	-1.20%	1.08%	2.49%
Lipper Global Income Funds Average (reflects no deductions for taxes)	-1.55%	1.48%	3.84%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Andrew Balls, Sachin Gupta and Lorenzo Pagani. Mr. Balls is CIO Global and a Managing Director of PIMCO. Mr. Gupta and Dr. Pagani are Managing Directors of PIMCO. Messrs. Balls and Gupta and Dr. Pagani have jointly and primarily managed the Fund since September 2014.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	27

PIMCO Global Bond Opportunities Fund (Unhedged)

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 41 of this prospectus.

28	PROSPECTUS | PIMCO FUNDS

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 60 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Admin Class	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Admin Class	Class A	Class C
Management Fees	0.55%	0.65%	0.55%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%	1.00%
Other Expenses(1)	0.07%	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	0.62%	0.72%	0.87%	0.97%	1.72%

1 "Other Expenses" include interest expense of 0.07%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses are 0.55%, 0.65%, 0.80%, 0.90% and 1.65% for Institutional Class, I-2, Administrative Class, Class A and Class C shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, Administrative Class, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$63	$199	$346	$774
I-2	$74	$230	$401	$894
Administrative Class	$89	$278	$482	$1,073
Class A	$470	$672	$891	$1,520
Class C	$275	$542	$933	$2,030

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$470	$672	$891	$1,520
Class C	$175	$542	$933	$2,030

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 295% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Securities may be denominated in major foreign currencies or the U.S. dollar. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO selects the Fund's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The average portfolio duration of this Fund normally varies between two and eight years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund invests primarily in investment grade debt securities, but may invest up to 20% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

PIMCO FUNDS | PROSPECTUS	29

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

30	PROSPECTUS | PIMCO FUNDS

Prospectus

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's broad-based securities market index is the Bloomberg Barclays Global Aggregate (USD Hedged) Index. The Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities. It is not possible to invest directly in an unmanaged index. The Lipper Global Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 4.86%. For the periods shown in the bar chart, the highest quarterly return was 7.52% in the Q3 2009, and the lowest quarterly return was -3.57% in the Q2 2015.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-0.46%	3.87%	5.97%
Institutional Class Return After Taxes on Distributions(1)	-1.31%	2.14%	4.20%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-0.27%	2.20%	3.96%
I-2 Return Before Taxes	-0.56%	3.77%	5.86%
Administrative Class Return Before Taxes	-0.71%	3.61%	5.71%
Class A Return Before Taxes	-4.53%	2.72%	5.18%
Class C Return Before Taxes	-2.53%	2.74%	4.80%
Bloomberg Barclays Global Aggregate (USD Hedged) Index (reflects no deductions for fees, expenses or taxes)	1.76%	3.44%	3.78%
Lipper Global Income Funds Average (reflects no deductions for taxes)	-1.55%	1.48%	3.84%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	31

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Andrew Balls, Sachin Gupta and Lorenzo Pagani. Mr. Balls is CIO Global and a Managing Director of PIMCO. Mr. Gupta and Dr. Pagani are Managing Directors of PIMCO. Messrs. Balls and Gupta and Dr. Pagani have jointly and primarily managed the Fund since September 2014.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 41 of this prospectus.

32	PROSPECTUS | PIMCO FUNDS

PIMCO International Bond Fund (Unhedged)

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 60 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Management Fees	0.50%	0.60%	0.70%	0.50%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%
Other Expenses(1)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses	0.66%	0.76%	0.86%	0.91%	1.06%	1.81%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.66%	0.76%	0.81%	0.91%	1.06%	1.81%

1 "Other Expenses" include interest expense of 0.16%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.50%, 0.60%, 0.65%, 0.75%, 0.90% and 1.65% for Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$67	$211	$368	$822
I-2	$78	$243	$422	$942
I-3	$83	$269	$472	$1,056
Administrative Class	$93	$290	$504	$1,120
Class A	$479	$700	$938	$1,621
Class C	$284	$569	$980	$2,127

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$479	$700	$938	$1,621
Class C	$184	$569	$980	$2,127

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 208% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments. The Fund will invest under normal circumstances in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Fund's investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

PIMCO selects the Fund's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index, as calculated by PIMCO, which as of May 31, 2019 was 8.10 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund invests primarily in investment grade debt securities, but

PIMCO FUNDS | PROSPECTUS	33

PIMCO International Bond Fund (Unhedged)

may invest up to 10% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

34	PROSPECTUS | PIMCO FUNDS

Prospectus

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's broad-based securities market index is the Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index. The Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets, excluding USD. The two major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Euro-Yen corporate bonds and Canadian Government securities. It is not possible to invest directly in an unmanaged index. The Lipper International Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 6.00%. For the periods shown in the bar chart, the highest quarterly return was 14.01% in the Q3 2009, and the lowest quarterly return was -8.42% in the Q4 2016.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-3.64%	0.85%	4.50%
Institutional Class Return After Taxes on Distributions(1)	-5.21%	-0.15%	3.14%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-2.06%	0.22%	3.02%
I-2 Return Before Taxes	-3.74%	0.75%	4.40%
I-3 Return Before Taxes	-3.78%	0.70%	4.35%
Administrative Class Return Before Taxes	-3.88%	0.60%	4.25%
Class A Return Before Taxes	-7.62%	-0.32%	3.68%
Class C Return Before Taxes	-5.67%	-0.30%	3.30%
Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index (reflects no deductions for fees, expenses or taxes)	-2.15%	-0.01%	1.74%
Lipper International Income Funds Average (reflects no deductions for taxes)	-1.64%	0.88%	3.83%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	35

PIMCO International Bond Fund (Unhedged)

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Andrew Balls, Sachin Gupta and Lorenzo Pagani. Mr. Balls is CIO Global and a Managing Director of PIMCO. Mr. Gupta and Dr. Pagani are Managing Directors of PIMCO. Messrs. Balls and Gupta and Dr. Pagani have jointly and primarily managed the Fund since September 2014.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 41 of this prospectus.

36	PROSPECTUS | PIMCO FUNDS

PIMCO International Bond Fund (U.S. Dollar-Hedged)

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 60 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Management Fees	0.50%	0.60%	0.70%	0.50%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%	0.50%
Other Expenses(1)	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	0.55%	0.65%	0.75%	0.80%	0.95%	1.70%	1.20%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.55%	0.65%	0.70%	0.80%	0.95%	1.70%	1.20%

1 "Other Expenses" include interest expense of 0.05%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.50%, 0.60%, 0.65%, 0.75%, 0.90%, 1.65% and 1.15% for Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$176	$307	$689
I-2	$66	$208	$362	$810
I-3	$72	$235	$412	$926
Administrative Class	$82	$255	$444	$990
Class A	$468	$666	$881	$1,498
Class C	$273	$536	$923	$2,009
Class R	$122	$381	$660	$1,455

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$468	$666	$881	$1,498
Class C	$173	$536	$923	$2,009

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 202% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments. The Fund will invest under normal circumstances in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Fund's investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO selects the Fund's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in

PIMCO FUNDS | PROSPECTUS	37

PIMCO International Bond Fund (U.S. Dollar-Hedged)

securities and instruments that are economically tied to emerging market countries. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index, as calculated by PIMCO, which as of May 31, 2019 was 8.10 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and

38	PROSPECTUS | PIMCO FUNDS

Prospectus

extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's broad-based securities market index is the Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index. The Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets, excluding USD. The two major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Euro-Yen corporate bonds and Canadian Government securities. It is not possible to invest directly in an unmanaged index. The Lipper International Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 5.79%. For the periods shown in the bar chart, the highest quarterly return was 8.71% in the Q3 2009, and the lowest quarterly return was -4.00% in the Q2 2015.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	39

PIMCO International Bond Fund (U.S. Dollar-Hedged)

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	2.63%	4.88%	7.04%
Institutional Class Return After Taxes on Distributions(1)	1.45%	2.88%	4.95%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	1.57%	2.83%	4.67%
I-2 Return Before Taxes	2.53%	4.77%	6.94%
I-3 Return Before Taxes	2.48%	4.72%	6.88%
Administrative Class Return Before Taxes	2.37%	4.62%	6.78%
Class A Return Before Taxes	-1.61%	3.66%	6.20%
Class C Return Before Taxes	0.46%	3.68%	5.81%
Class R Return Before Taxes	1.97%	4.20%	6.34%
Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index (reflects no deductions for fees, expenses or taxes)	3.17%	4.11%	3.98%
Lipper International Income Funds Average (reflects no deductions for taxes)	-1.64%	0.88%	3.83%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Andrew Balls, Sachin Gupta and Lorenzo Pagani. Mr. Balls is CIO Global and a Managing Director of PIMCO. Mr. Gupta and Dr. Pagani are Managing Directors of PIMCO. Messrs. Balls and Gupta and Dr. Pagani have jointly and primarily managed the Fund since September 2014.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 41 of this prospectus.

40	PROSPECTUS | PIMCO FUNDS

Summary of Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange ("NYSE") is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

Institutional Class, I-2, I-3 and Administrative Class

The minimum initial investment for Institutional Class, I-2, I-3 and Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.

You may sell (redeem) all or part of your Institutional Class, I-2, I-3 and Administrative Class shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:

■

Sending a written request by regular mail to:

PIMCO Funds
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Funds c/o DST Asset Manager Solutions, Inc.
430 W 7th Street, STE 219024, Kansas City, MO 64105-1407

■

Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you

■

Sending a fax to our Shareholder Services department at 816.421.2861

■

Sending an e-mail to piprocess@dstsystems.com

Class A, Class C and Class R

The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.

There is no minimum initial or minimum subsequent investment in Class R shares because Class R shares may only be purchased through omnibus accounts for specified benefit plans. Specified benefit plans that wish to invest directly by mail should send a check payable to the PIMCO Family of Funds, along with a completed Account Application, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Firms

If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm's Web site for more information.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	41

PIMCO Funds

Description of Principal Risks

The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's investments as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information  (the "SAI") also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Principal Risk	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund	PIMCO Emerging Markets Local Currency and Bond Fund
Allocation	–	–	–	x	–
Acquired Fund	–	–	–	x	–
Interest Rate	x	x	x	x	x
Call	x	x	x	x	x
Credit	x	x	x	x	x
High Yield	x	x	x	x	x
Distressed Company	–	–	–	x	–
Market	x	x	x	x	x
Issuer	x	x	x	x	x
Liquidity	x	x	x	x	x
Derivatives	x	x	x	x	x
Commodity	–	–	–	x	–
Equity	x	–	x	x	x
Mortgage-Related and Other Asset-Backed Securities	x	x	x	x	x
Foreign (Non-U.S.) Investment	x	x	x	x	x
Real Estate	x	x	x	x	x
Emerging Markets	x	x	x	x	x
Sovereign Debt	x	x	x	x	x
Currency	x	x	x	x	x
Issuer Non-Diversification	–	–	–	–	x
Smaller Company	–	–	–	x	–
Leveraging	x	x	x	x	x
Management	x	x	x	x	x
Short Exposure	x	x	x	x	x
Tax	–	–	–	x	–
Subsidiary	–	–	–	x	–
Value Investing	–	–	–	x	–
Arbitrage	–	–	–	x	–
Convertible Securities	–	–	–	x	–
Exchange-Traded Fund	–	–	–	x	–

42	PROSPECTUS | PIMCO FUNDS

Prospectus

Principal Risk	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)	PIMCO International Bond Fund (U.S. Dollar-Hedged)
Allocation	–	–	–	–	–
Acquired Fund	–	–	–	–	–
Interest Rate	x	x	x	x	x
Call	x	x	x	x	x
Credit	x	x	x	x	x
High Yield	x	x	x	x	x
Distressed Company	–	–	–	–	–
Market	x	x	x	x	x
Issuer	x	x	x	x	x
Liquidity	x	x	x	x	x
Derivatives	x	x	x	x	x
Commodity	–	–	–	–	–
Equity	x	x	x	x	x
Mortgage-Related and Other Asset-Backed Securities	x	x	x	x	x
Foreign (Non-U.S.) Investment	x	x	x	x	x
Real Estate	–	–	–	–	–
Emerging Markets	x	x	x	x	x
Sovereign Debt	x	x	x	x	x
Currency	x	x	x	x	x
Issuer Non-Diversification	–	x	x	–	x
Smaller Company	–	–	–	–	–
Leveraging	x	x	x	x	x
Management	x	x	x	x	x
Short Exposure	x	x	x	x	x
Tax	–	–	–	–	–
Subsidiary	–	–	–	–	–
Value Investing	–	–	–	–	–
Arbitrage	–	–	–	–	–
Convertible Securities	–	–	–	–	–
Exchange-Traded Fund	–	–	–	–	–

As the PIMCO Emerging Markets Full Spectrum Bond Fund may invest in shares of Acquired Funds including the Underlying PIMCO Funds, the risks of investing in the Fund may be closely related to the risks associated with the Acquired Funds, including Underlying PIMCO Funds, and their investments. However, as the Fund may also invest its assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Fund may be directly exposed to certain risks described below. As such, unless stated otherwise, any reference in this section only to "Fund" includes the PIMCO Emerging Markets Full Spectrum Bond Fund, Acquired Funds and the Underlying PIMCO Funds.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	43

PIMCO Funds

Allocation Risk

The PIMCO Emerging Markets Full Spectrum Bond Fund's investment performance depends upon how its assets are allocated and reallocated according to the Fund's asset allocation targets and ranges. A principal risk of investing in the PIMCO Emerging Markets Full Spectrum Bond Fund is that PIMCO will make less than optimal or poor asset allocation decisions. PIMCO attempts to identify investment allocations that will provide consistent, quality performance for the PIMCO Emerging Markets Full Spectrum Bond Fund, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the PIMCO will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the PIMCO Emerging Markets Full Spectrum Bond Fund as a result of these allocation decisions.

Acquired Fund Risk

Because the PIMCO Emerging Markets Full Spectrum Bond Fund may invest its assets in Acquired Funds, the risks associated with investing in the Fund may be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the PIMCO Emerging Markets Full Spectrum Bond Fund to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved.

The PIMCO Emerging Markets Full Spectrum Bond Fund's net asset value ("NAV") will fluctuate in response to changes in the NAVs of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the PIMCO Emerging Markets Full Spectrum Bond Fund correlates to those of a particular Acquired Fund will depend upon the extent to which the Fund's assets are allocated from time to time for investment in the Acquired Fund, which will vary.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in a Fund's portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund's shares.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are near historically low levels. Thus, Funds currently face a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise.

During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Certain European countries have recently experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if a Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity is an additional measure used to understand a security's or Fund's interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security's price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with

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traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by a Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Therefore, if a Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as "high yield securities" or "junk bonds") may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. These securities are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund's ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to "call" or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In addition, the high yield securities in which a Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to a Fund. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

Distressed Company Risk

A Fund that invests in securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a fund that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments. Issuers of distressed company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Underlying PIMCO Fund's ability to sell these securities (liquidity risk). If the issuer of a debt security is in default with respect to interest or principal payments, the Underlying PIMCO Fund may lose its entire investment.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive

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conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.

In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level.  For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Funds to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on a Fund's investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund's investments. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether a specific Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to Funds that invest in fixed income securities. As discussed more under "Interest Rate Risk," interest rates in the U.S. are at or near historically low levels. Any interest rate increases in the future could cause the value of any Fund that invests in fixed income securities to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund and its shareholders.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, a Fund may rely on various third-party sources to calculate its NAV. As a result, a Fund is subject to certain operational risks associated with reliance on service providers and service providers' data sources. In particular, errors or systems failures and other technological issues may adversely impact a Fund's calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. A Fund may be unable to recover any losses associated with such failures.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

Liquidity Risk

The Securities and Exchange Commission defines liquidity risk as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. A Fund's investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

In such cases, a Fund, due to regulatory limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund's principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income

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securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Certain accounts or PIMCO affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these shareholders of their holdings in a Fund may impact the Fund's liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund's brokerage costs.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the SAI. The Funds typically use derivatives as a substitute for taking a position in the underlying asset, as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indexes, sectors, currencies, and/or geographic regions, and/or to reduce exposure to other risks, such as interest rate, credit, or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk, and in some cases, may subject a Fund to the potential for unlimited loss. The use of derivatives may cause the Fund's investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund's total investment exposure exceeding the value of its portfolio.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the initial amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty. Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund's obligations or the Fund's exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. In such case, the Fund may lose money.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Fund may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Fund will be subject to increased liquidity and investment risk.

When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Fund's hedging transactions will be effective.

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The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund's derivative transactions, impede the employment of the Fund's derivatives strategies, or adversely affect the Fund's performance.

Commodity Risk

A Fund's investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Certain Underlying PIMCO Funds, including the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, may each concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, certain Underlying PIMCO Funds, including the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, and, to the extent the PIMCO Emerging Markets Full Spectrum Bond Fund invests in certain Underlying PIMCO Funds, including the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, the PIMCO Emerging Markets Full Spectrum Bond Fund may be more susceptible to risks associated with those sectors. The prices for commodities in those sectors may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, preferred securities, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.

Mortgage-Related and Other Asset-Backed Securities Risk

Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Foreign (Non-U.S.) Investment Risk

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

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Real Estate Risk

Investments in real estate investment trusts ("REITs") or real-estate linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a REIT or a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 as amended (the "Code"). In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products are generally illiquid. This reduces the ability of a Fund to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities. A Fund that focuses its investments in multiple asset classes of emerging market securities may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Funds could lose money.

Sovereign Debt Risk

Sovereign debt risk is the risk that fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity's failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to the Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond the Fund's control, may result in a loss in value of the Fund's sovereign debt holdings.

Currency Risk

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that a Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers increases risk. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified." Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

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Smaller Company Risk

The general risks associated with fixed income securities and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. In accordance with federal securities laws, rules, and staff positions, PIMCO will mitigate its leveraging risk by segregating or "earmarking" liquid assets or otherwise covering transactions that may give rise to such risk. The Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund's investment returns, resulting in greater losses. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent a Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of services of one or more key employees of PIMCO could have an adverse impact on the Fund's ability to realize its investment objective. Because a number of Underlying PIMCO Funds obtain exposure to certain proprietary model stock portfolios by investing in equity total return swaps based on such model portfolios, in other securities and instruments to replicate the performance of such model portfolios, or directly in the equity securities held in such model portfolios, such Underlying PIMCO Funds will be subject to the risks associated with the management of these proprietary model stock portfolios by the sub-adviser to such Underlying PIMCO Funds.

Short Exposure Risk

A Fund's short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero.

By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund's exposure to long security positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.

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Prospectus

In times of unusual or adverse market, economic, regulatory or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. Also, there is the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk

Certain Underlying PIMCO Funds, including the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund, gain exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. Both the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund may also gain exposure indirectly to commodity markets by investing in its respective Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. In order for the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund and each Underlying PIMCO Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income.

As more fully described below under "Tax Consequences — A Note on the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund, Underlying PIMCO Funds", the Internal Revenue Service (the "IRS") issued a revenue ruling which holds that income derived from commodity-linked derivatives, if earned directly by a Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will constitute qualifying income to each Fund. Under IRS regulations, income derived from a controlled foreign corporation will be considered qualifying income if a Fund's investment in the subsidiary is derived with respect to the Fund's business of investing in securities. An IRS revenue procedure states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a "security" under the Investment Company Act of 1940, as amended (the "1940 Act").

The PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund will seek to gain exposure to the commodity markets primarily through investments in their respective Subsidiaries. If the IRS were to determine that income derived from investments in a Subsidiary does not constitute qualifying income, certain Underlying PIMCO Funds, including the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund, might be adversely affected and would be required to reduce their exposure to such investments, which might result in difficulty in implementing their investment strategies and increased costs and taxes. Investments in a Subsidiary involve specific risks. See "Characteristics and Risks of Securities and Investment Techniques — Investments in Wholly-Owned Subsidiary" below for further information regarding the Subsidiaries, including the risks associated with investing in the Subsidiaries.

To the extent the Fund invests in the PIMCO CommoditiesPLUS® Strategy Fund or PIMCO CommodityRealReturn Strategy Fund®, the use of the above noted investments by the Underlying PIMCO Fund could subject the shareholders of the Fund to risks similar to those described above.

Subsidiary Risk

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest in Underlying PIMCO Funds with Subsidiaries. By investing in each of their respective Subsidiaries, each of the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund, Underlying PIMCO Funds, is indirectly exposed to the risks associated with the respective Subsidiary's investments. The investments held by the Subsidiaries are generally similar to those that are permitted to be held by the Underlying PIMCO Funds and are subject to the same risks that apply to similar investments if held directly by the Underlying PIMCO Funds. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Underlying PIMCO Funds or the Subsidiaries will be achieved.

The Subsidiaries are not registered under the 1940 Act, and, unless otherwise noted in this prospectus, are not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying PIMCO Funds and/or the Subsidiaries to operate as described in this prospectus and SAI and could adversely affect the Underlying PIMCO Funds and, to the extent the PIMCO Emerging Markets Full Spectrum Bond Fund invests in the Underlying PIMCO Funds, the PIMCO Emerging Markets Full Spectrum Bond Fund. Changes in the laws of the United States and/or the Cayman Islands could adversely affect the performance of an Underlying PIMCO Fund and/or a Subsidiary and result in the Underlying PIMCO Fund underperforming its benchmark index(es).

Value Investing Risk

Value investing attempts to identify companies that are believed to be undervalued. Value stocks typically have prices that are low relative to factors such as the company's earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by PIMCO, or the Sub-Adviser, as applicable, if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur. A value investing style may perform better or worse than equity portfolios that focus on growth stocks or that have a broader investment style.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	51

PIMCO Funds

Arbitrage Risk

An Underlying PIMCO Fund that invests in securities purchased pursuant to an arbitrage strategy in order to take advantage of a perceived relationship between the value of two securities presents certain risks. Securities purchased or sold short pursuant to an arbitrage strategy may not perform as intended, which may result in a loss to the Underlying PIMCO Fund. Additionally, issuers of a security purchased pursuant to an arbitrage strategy are often engaged in significant corporate events, such as restructurings, acquisitions, mergers, takeovers, tender offers or exchanges, or liquidations. Such corporate events may not be completed as initially planned or may fail.

Convertible Securities Risk

Convertible securities are fixed income securities, preferred securities or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security's market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Exchange-Traded Fund ("ETF") Risk

Investments in ETFs entail certain risks. Investments in ETFs designed to track an index involve the risk that the ETF's performance may not track the performance of the index the ETF is designed to track. This deviation may occur due to cash inflows and outflows from and to investors buying and redeeming shares or due to occasional differences between the composition of the index and the securities held by the ETF. In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF's NAV, the value of ETF holdings and supply and demand for ETF shares. Although ETFs will generally trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a "premium") or below (at a "discount") NAV. Significant losses may result when transacting in ETF shares in these and other circumstances.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the SAI for information about the availability of the complete schedule of each Fund's holdings.

52	PROSPECTUS | PIMCO FUNDS

Prospectus

Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as investment adviser, the "Investment Adviser," and serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees of PIMCO Funds (the "Trust"), PIMCO is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters.

PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2019, PIMCO had approximately $1.84 trillion in assets under management.

Management Fees

Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables reflect both an advisory fee and a supervisory and administrative fee. For the fiscal year ended March 31, 2019, the Funds paid monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets attributable to each class's shares taken separately):

	Management Fees
Fund Name	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
PIMCO Emerging Markets Bond Fund	0.83%	0.93%	1.03%	N/A	0.95%	0.95%	N/A
PIMCO Emerging Markets Corporate Bond Fund	0.90%	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.85%	0.95%	N/A	N/A	1.00%	N/A	N/A
PIMCO Emerging Markets Full Spectrum Bond Fund	0.94%	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO Emerging Markets Local Currency and Bond Fund	0.90%	1.00%	1.10%	N/A	1.05%	1.05%	N/A
PIMCO Global Advantage® Strategy Bond Fund	0.65%	0.75%	N/A	N/A	0.80%	N/A	N/A
PIMCO Global Bond Opportunities Fund (Unhedged)	0.55%	N/A	N/A	0.55%	0.70%	N/A	N/A
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.55%	0.65%	N/A	0.55%	0.65%	0.65%	N/A
PIMCO International Bond Fund (Unhedged)	0.50%	0.60%	0.70%	0.50%	0.65%	0.65%	N/A
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.50%	0.60%	0.70%	0.50%	0.65%	0.65%	0.65%

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Advisory Fee. Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2019, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund Name	Advisory Fees All Classes(1)
PIMCO Emerging Markets Bond Fund	0.45%
PIMCO Emerging Markets Corporate Bond Fund	0.50%
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.45%
PIMCO Emerging Markets Full Spectrum Bond Fund	0.54%
PIMCO Emerging Markets Local Currency and Bond Fund	0.45%
PIMCO Global Advantage® Strategy Bond Fund	0.35%
PIMCO Global Bond Opportunities Fund (Unhedged)	0.25%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.25%
PIMCO International Bond Fund (Unhedged)	0.25%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.25%

1 For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 98.

A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contract is available in the Funds' Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2018.

■

Supervisory and Administrative Fee. Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses,

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	53

PIMCO Funds

organizational expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Funds. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended March 31, 2019, the Funds paid PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class's shares taken separately):

	Supervisory and Administrative Fees(1)
Fund Name	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
PIMCO Emerging Markets Bond Fund	0.38%	0.48%	0.58%	N/A	0.50%	0.50%	N/A
PIMCO Emerging Markets Corporate Bond Fund	0.40%	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.40%	0.50%	N/A	N/A	0.55%	N/A	N/A
PIMCO Emerging Markets Full Spectrum Bond Fund	0.40%	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO Emerging Markets Local Currency and Bond Fund	0.45%	0.55%	0.65%	N/A	0.60%	0.60%	N/A
PIMCO Global Advantage® Strategy Bond Fund	0.30%	0.40%	N/A	N/A	0.45%	N/A	N/A
PIMCO Global Bond Opportunities Fund (Unhedged)	0.30%	N/A	N/A	0.30%	0.45%	N/A	N/A
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.30%	0.40%	N/A	0.30%	0.40%	0.40%	N/A
PIMCO International Bond Fund (Unhedged)	0.25%	0.35%	0.45%	0.25%	0.40%	0.40%	N/A
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.25%	0.35%	0.45%	0.25%	0.40%	0.40%	0.40%

1 For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 98.

Expense Limitation Agreement

Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of each Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the "Expense Limit") (calculated as a percentage of average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the "Reimbursement Amount") during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

Fee Waiver Agreement

PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Local Currency and Bond Fund, PIMCO International Bond Fund (Unhedged) and PIMCO International Bond Fund (U.S. Dollar-Hedged). This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Underlying PIMCO Fund Fees

The PIMCO Emerging Markets Full Spectrum Bond Fund is permitted to invest in Underlying PIMCO Funds, which, for this Fund, is defined to include funds of the Trust and funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management.

The PIMCO Emerging Markets Full Spectrum Bond Fund pays advisory and supervisory and administrative fees directly to PIMCO at the annual rates stated above, based on the average daily net assets attributable in the aggregate to the Fund's shares. The Fund also indirectly pays its proportionate share of the advisory fees, supervisory and administrative fees and management fees charged by PIMCO to the Underlying PIMCO Funds in which the Fund invests (collectively, the "Underlying PIMCO Fund Fees").

PIMCO has contractually agreed, through July 31, 2020, to waive, first, the advisory fee and, second, to the extent necessary, the supervisory and administrative fee it receives from the PIMCO Emerging Markets Full Spectrum Bond Fund in an amount equal to the Underlying PIMCO Fund Fees indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's advisory fee or advisory fee and supervisory and administrative fee, taken together, are greater than or equal to the Underlying PIMCO Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The Acquired Fund Fees and Expenses shown in the Annual Fund Operating Expenses table for the PIMCO Emerging Markets Full Spectrum Bond Fund may be higher than the Underlying PIMCO Fund Expenses used for purposes of the expense reduction described above due to differences in the methods of

54	PROSPECTUS | PIMCO FUNDS

Prospectus

calculation. The Acquired Fund Fees and Expenses, as required to be shown in the Annual Fund Operating Expenses table, are calculated using the total operating expenses for each Underlying PIMCO Fund over the Fund's average net assets. The Underlying PIMCO Fund Expenses that are used for purposes of implementing the expense reduction described above are calculated using the advisory and supervisory and administrative fees for each Underlying PIMCO Fund over the total assets invested in Underlying PIMCO Funds. Thus, the Acquired Fund Fees and Expenses listed in the Annual Fund Operating Expenses table will typically be higher than the Underlying PIMCO Fund Expenses used to calculate the expense reduction when the PIMCO Emerging Markets Full Spectrum Bond Fund employs leverage as an investment strategy.

The expenses associated with investing in a "fund of funds" are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds Fund, an investor will indirectly bear fees and expenses charged by non-PIMCO Acquired Funds (and may indirectly bear a portion of the fees and expenses charged by Underlying PIMCO Funds to the extent such fees and expenses are not waived or reimbursed pursuant to applicable waiver and reimbursement agreements) in addition to the Fund's direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. The PIMCO Emerging Markets Full Spectrum Bond Fund invests in Institutional Class or Class M shares of the Underlying PIMCO Funds, which are not subject to any sales charges or distribution (12b-1) fees.

The following table summarizes the annual expenses borne by Institutional Class or Class M shareholders of the Underlying PIMCO Funds. Because the PIMCO Emerging Markets Full Spectrum Bond Fund invests in Institutional Class or Class M shares of the Underlying PIMCO Funds, shareholders of the Fund indirectly bear a proportionate share of these expenses, depending upon how the Fund's assets are allocated from time to time among the Underlying PIMCO Funds.

For a complete description of an Underlying PIMCO Fund, please see the Underlying PIMCO Fund's Institutional Class or Class M prospectus. For a summary description of the Underlying PIMCO Funds, please see the "Description of the Underlying PIMCO Funds" section in this prospectus.

Annual Underlying PIMCO Fund Expenses

(Based on the average daily net assets attributable to an Underlying PIMCO Fund's Institutional Class shares (or Class M shares in the case of the PIMCO Government Money Market Fund, or the Fund in the case of funds of the PIMCO ETF Trust)).

Underlying PIMCO Fund	Management Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
PIMCO Active Bond Exchange-Traded Fund	0.55%	0.21%	0.76%
PIMCO California Intermediate Municipal Bond Fund	0.445%	0.00%	0.445%
PIMCO California Municipal Bond Fund	0.44%	0.05%	0.49%
PIMCO California Short Duration Municipal Income Fund	0.33%	0.00%	0.33%
PIMCO CommoditiesPLUS® Strategy Fund	0.74%	0.27%	1.01%(3)
PIMCO CommodityRealReturn Strategy Fund®	0.74%	0.86%	1.60%(4)
PIMCO Credit Opportunities Bond Fund	0.90%	0.03%	0.93%
PIMCO Diversified Income Fund	0.75%	0.04%	0.79%
PIMCO Dividend and Income Fund	0.79%	0.07%	0.86%(5)
PIMCO Dynamic Bond Fund	0.80%	0.21%	1.01%
PIMCO Emerging Markets Bond Fund	0.83%	0.02%	0.85%
PIMCO Emerging Markets Corporate Bond Fund	0.90%	0.08%	0.98%
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.85%	0.03%	0.88%
PIMCO Emerging Markets Local Currency and Bond Fund	0.90%	0.04%	0.94%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0.46%	0.63%	1.09%(6)
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.35%	0.07%	0.42%
PIMCO EqS® Long/Short Fund	1.49%	0.57%	2.06%(5)
PIMCO Extended Duration Fund	0.50%	0.67%	1.17%
PIMCO Global Advantage® Strategy Bond Fund	0.65%	0.20%	0.85%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.55%	0.07%	0.62%
PIMCO Global Bond Opportunities Fund (Unhedged)	0.55%	0.17%	0.72%
PIMCO GNMA and Government Securities Fund	0.50%	0.21%	0.71%
PIMCO Government Money Market Fund	0.18%	0.00%	0.18%(7)
PIMCO High Yield Fund	0.55%	0.04%	0.59%
PIMCO High Yield Municipal Bond Fund	0.55%	0.11%	0.66%
PIMCO High Yield Spectrum Fund	0.60%	0.03%	0.63%
PIMCO Income Fund	0.50%	0.55%	1.05%

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	55

PIMCO Funds

Underlying PIMCO Fund	Management Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.35%	0.00%	0.35%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.50%	0.05%	0.55%
PIMCO International Bond Fund (Unhedged)	0.50%	0.16%	0.66%
PIMCO Investment Grade Credit Bond Fund	0.50%	0.27%	0.77%
PIMCO Long Duration Total Return Fund	0.50%	0.47%	0.97%
PIMCO Long-Term Real Return Fund	0.55%	0.77%	1.32%
PIMCO Long-Term Credit Bond Fund	0.55%	0.24%	0.79%
PIMCO Long-Term U.S. Government Fund	0.475%	0.49%	0.965%
PIMCO Low Duration Fund	0.46%	0.25%	0.71%
PIMCO Low Duration Fund ESG	0.50%	0.02%	0.52%
PIMCO Low Duration Fund II	0.50%	0.04%	0.54%
PIMCO Low Duration Income Fund	0.50%	0.09%	0.59%
PIMCO Moderate Duration Fund	0.46%	0.14%	0.60%
PIMCO Mortgage Opportunities and Bond Fund	0.60%	0.77%	1.37%
PIMCO Mortgage-Backed Securities Fund	0.50%	0.25%	0.75%
PIMCO Municipal Bond Fund	0.44%	0.11%	0.55%
PIMCO National Intermediate Municipal Bond Fund	0.45%	0.00%	0.45%
PIMCO New York Municipal Bond Fund	0.445%	0.09%	0.535%
PIMCO Preferred and Capital Securities Fund	0.79%	0.11%	0.90%(8)
PIMCO RAE Fundamental Advantage PLUS Fund	0.89%	0.09%	0.98%
PIMCO RAE Emerging Markets Fund	0.95%	0.02%	0.97%(5)(9)
PIMCO RAE International Fund	0.60%	0.02%	0.62%(5)(10)
PIMCO RAE Low Volatility PLUS EMG Fund	1.15%	0.44%	1.59%(11)
PIMCO RAE Low Volatility PLUS Fund	0.79%	0.08%	0.87%
PIMCO RAE Low Volatility PLUS International Fund	0.82%	0.09%	0.91%
PIMCO RAE PLUS EMG Fund	1.15%	0.10%	1.25%
PIMCO RAE PLUS Fund	0.79%	0.14%	0.93%
PIMCO RAE PLUS International Fund	0.82%	0.27%	1.09%
PIMCO RAE PLUS Small Fund	0.84%	0.08%	0.92%
PIMCO RAE US Fund	0.50%	0.02%	0.52%(5)(10)
PIMCO RAE US Small Fund	0.60%	0.03%	0.63%(5)(10)
PIMCO RAE Worldwide Long/Short PLUS Fund	1.19%	0.09%	1.28%
PIMCO Real Return Fund	0.45%	0.53%	0.98%
PIMCO RealEstateRealReturn Strategy Fund	0.74%	1.35%	2.09%
PIMCO Senior Floating Rate Fund	0.70%	0.05%	0.75%
PIMCO Short Asset Investment Fund	0.34%	0.04%	0.38%
PIMCO Short Duration Municipal Income Fund	0.33%	0.00%	0.33%
PIMCO Short-Term Fund	0.45%	0.05%	0.50%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.35%	0.00%	0.35%
PIMCO StocksPLUS® Absolute Return Fund	0.64%	0.09%	0.73%
PIMCO StocksPLUS® Fund	0.50%	0.08%	0.58%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.75%	0.12%	0.87%
PIMCO StocksPLUS® International Fund (Unhedged)	0.64%	0.09%	0.73%
PIMCO StocksPLUS® Long Duration Fund	0.59%	0.52%	1.11%
PIMCO StocksPLUS® Short Fund	0.64%	0.13%	0.77%
PIMCO StocksPLUS® Small Fund	0.69%	0.14%	0.83%
PIMCO Strategic Bond Fund	0.55%	0.04%	0.59%(12)
PIMCO Total Return Fund	0.46%	0.25%	0.71%
PIMCO Total Return ESG Fund	0.50%	0.34%	0.84%

56	PROSPECTUS | PIMCO FUNDS

Prospectus

Underlying PIMCO Fund	Management Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
PIMCO Total Return Fund II	0.50%	0.35%	0.85%
PIMCO Total Return Fund IV	0.50%	0.19%	0.69%
PIMCO TRENDS Managed Futures Strategy Fund	1.40%	0.22%	1.62%(13)(14)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.55%	0.01%	0.56%
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	0.15%	0.01%	0.16%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0.15%	0.00%	0.15%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.20%	0.00%	0.20%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.20%	0.00%	0.20%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.20%	0.01%	0.21%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.20%	0.00%	0.20%

1 "Management Fees" reflects an advisory fee and a supervisory and administrative fee payable by an Underlying Fund to PIMCO.

2 Other Expenses include expenses such as organizational expenses, interest expense, taxes, governmental fees, pro rata Trustees' fees and acquired fund fees and expenses attributable to the Institutional Class or Class M shares, or the Fund in the case of exchange-traded funds of the PIMCO ETF Trust.

3 PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund III Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

4 PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund I Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

5 PIMCO has contractually agreed, through October 31, 2019, to waive a portion of the Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses and pro rata share of Trustee fees exceed 0.0049% (calculated as a percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may recoup amounts waived or reimbursed in future periods, not exceeding three years.

6 PIMCO has contractually agreed, through October 31, 2019, to reduce its management fee by 0.07% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

7 To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund's fees and expenses.

8 PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Capital Securities Fund (Cayman) Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

9 PIMCO has contractually agreed, through October 31, 2019, to reduce its advisory fee by 0.20% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

10 PIMCO has contractually agreed, through October 31, 2019, to reduce its advisory fee by 0.10% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

11 PIMCO has contractually agreed, through July 31, 2020, to reduce its advisory fee by 0.05% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

12 PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for each share class of the Fund by 0.05% of the average daily net assets attributable to the applicable class of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years from the date of waiver.

13 PIMCO has contractually agreed, through July 31, 2020, to reduce its advisory fee by 0.10% of the average daily net assets of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

14 PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund VIII, Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	57

PIMCO Funds

Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Emerging Markets Bond PIMCO Emerging Markets Corporate Bond PIMCO Emerging Markets Full Spectrum Bond	Yacov Arnopolin	5/17 12/16 5/17

Executive Vice President, PIMCO. Mr. Arnopolin is an emerging markets portfolio manager in the London office. Prior to joining PIMCO in 2016, he served as a managing director overseeing emerging market fixed income portfolios at Goldman Sachs Asset Management. Previously, Mr. Arnopolin worked as a portfolio manager at Fortress Investment Group. He has investment experience since 2000 and holds a bachelor's degree in economics from Carnegie Mellon University.

PIMCO Global Advantage® Strategy Bond
PIMCO Global Bond Opportunities (Unhedged)
PIMCO Global Bond Opportunities (U.S. Dollar-Hedged)
PIMCO International Bond (Unhedged)
PIMCO International Bond (U.S. Dollar-Hedged)

	Andrew Balls	10/11 9/14 9/14 9/14 9/14

CIO Global and Managing Director, PIMCO. He joined PIMCO in 2006 and is a member of the Investment Committee and head of European portfolio management. Prior to joining PIMCO, he spent eight years at the Financial Times, most recently as editor of the U.S. Lex column and as chief economics correspondent in Washington, D.C.

PIMCO Emerging Markets Corporate Bond	Kofi Bentsi	12/16

Senior Vice President, PIMCO. Mr. Bentsi is a portfolio manager in the London office, focusing on emerging market corporate bond portfolios. Prior to joining PIMCO in 2012, he was a director and senior trader at Credit Suisse, focusing on Latin American corporate credit. Previously, he was a vice president and senior trader with J.P. Morgan, and an executive director and senior trader with Morgan Stanley. He has investment experience since 1996 and holds an undergraduate degree in economics from Bowdoin College.

PIMCO Emerging Markets Local Currency and Bond Fund	Michael Davidson	3/20

Senior Vice President, PIMCO. Mr. Davidson is a portfolio manager in the emerging markets group. He focuses on Eastern Europe, the Middle East and Africa and helps to manage local markets portfolios. Prior to joining PIMCO in 2017, Mr. Davidson worked as an emerging markets rates trader at HSBC and Barclays. He has trading and portfolio management experience since 2007 and holds an undergraduate degree in philosophy, politics and economics from St Catherine's College, University of Oxford.

PIMCO Emerging Markets Currency and Short-Term Investments
PIMCO Emerging Markets Bond
PIMCO Emerging Markets Full Spectrum Bond
PIMCO Emerging Markets Local Currency and Bond
PIMCO Global Advantage® Strategy Bond

	Pramol Dhawan	10/16 6/19 5/17 8/17 10/16

Managing Director, PIMCO. Mr. Dhawan is a portfolio manager in the Newport Beach office. Prior to joining PIMCO in 2013, he was a managing director and head of emerging markets trading for Americas at Société Générale in New York. He was previously based in London where he headed the Central and Eastern Europe emerging markets team for the firm. Additionally, he was a management consultant at Accenture. He has investment experience since 2004 and holds an undergraduate degree in computer science and management studies from the University of Nottingham.

PIMCO Global Advantage® Strategy Bond
PIMCO Global Bond Opportunities (Unhedged)
PIMCO Global Bond Opportunities (U.S. Dollar-Hedged)
PIMCO International Bond (Unhedged)
PIMCO International Bond (U.S. Dollar-Hedged)

	Sachin Gupta	9/14 9/14 9/14 9/14 9/14

Managing Director, PIMCO. Mr. Gupta joined PIMCO in 2003. He has previously managed European LDI portfolios and served on the global portfolio management team in PIMCO's Singapore office. Mr. Gupta has focused on investments in government bonds, sovereign credit derivatives and interest rate derivatives across developed markets. Prior to joining PIMCO, Mr. Gupta was in the fixed income and currency derivatives group at ABN AMRO Bank. He has investment experience since 1997 and holds an MBA from XLRI, India.

PIMCO Emerging Markets Corporate Bond	Mohit Mittal	12/16

Managing Director, PIMCO. He manages investment grade credit, total return and unconstrained bond portfolios and is a member of the Americas Portfolio Committee. Previously, he was a specialist on PIMCO's interest rates and derivatives desk. Mr. Mittal joined PIMCO in 2007 and holds an MBA in finance from the Wharton School of the University of Pennsylvania and an undergraduate degree in computer science from Indian Institute of Technology (IIT) in Delhi, India.

PIMCO Emerging Markets Currency and Short-Term Investments PIMCO Emerging Markets Local Currency and Bond	Ismael Orenstein	5/19 5/19

Senior Vice President, PIMCO. Mr. Orenstein is portfolio manager in the Newport Beach office, focusing on emerging market fixed income. He is a standing member of the Emerging Markets Portfolio Committee and has served as a rotating member of the Americas Portfolio Committee and the Investment Committee. Prior to joining PIMCO in 2012, he was a portfolio manager at Santander Asset Management in Brazil. He has investment experience since 2006 and holds an MBA from NYU Stern School of Business and a bachelor's degree in computer engineering from Instituto Militar de Engenharia in Brazil.

PIMCO Global Bond Opportunities (Unhedged) PIMCO Global Bond Opportunities (U.S. Dollar-Hedged) PIMCO International Bond (Unhedged) PIMCO International Bond (U.S. Dollar-Hedged)	Lorenzo Pagani	9/14 9/14 9/14 9/14

Managing Director, PIMCO. Dr. Pagani joined PIMCO in 2004 and is a portfolio manager in PIMCO's Munich office and head of the European government bond and European rates desk. Prior to joining PIMCO, he was with the nuclear engineering department at the Massachusetts Institute of Technology and with Procter & Gamble in Italy.

58	PROSPECTUS | PIMCO FUNDS

Prospectus

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Emerging Markets Bond	Javier Romo	5/19

Senior Vice President, PIMCO. Prior to joining PIMCO in 2011, Mr. Romo was a Vice President with Citigroup, where he focused on trading hard currency bonds and credit default swaps in Latin America. Earlier in his career he was an analyst at Sandell Asset Management in New York and before that a Vice President for Morgan Stanley focused on emerging markets trading and local markets strategy.

Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Investment Adviser, the Distributor (as defined below), the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor summary prospectus, the Trust's SAI, any contracts filed as exhibits to the Trust's registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend this, or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust's then-current prospectus or SAI.

Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC"). Please note all direct account requests or inquiries should be mailed to the Trust's transfer agent at P.O. Box 219294, Kansas City, MO 64121-9294 and should not be mailed to the Distributor.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	59

PIMCO Funds

Classes of Shares

Class A, Class C, Class R, Institutional Class, I-2 and Administrative Class shares of the Funds are offered in this prospectus. Each share class represents an investment in the same Fund, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment, the expenses borne by each class, which are detailed in the fee table and example at the front of this prospectus, any initial sales charge or contingent deferred sales charge (CDSC) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. Individual investors can generally invest in Class A and Class C shares. Class C shares of each Fund will automatically convert into Class A shares of the same Fund after they have been held for ten years. In addition, any Class C shares held in Orphaned Accounts (as defined below) will automatically convert into Class A shares of the same Fund. Certain shareholder accounts are maintained with the Trust's Transfer Agent and list a broker-dealer of record ("Prior Broker-Dealer of Record") other than the Distributor, and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the Trust and the Distributor becoming the default dealer of record for such account, then such account would be referred to as an "Orphaned Account." These automatic conversions will be executed without any sales charge, fee or other charge. After such a conversion takes place, the shares will be subject to all features and expenses of Class A shares. Only certain investors may purchase Institutional Class, I-2, Administrative Class and Class R shares.

The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Distributor or a financial firm. More information regarding sales charge waivers and discounts is summarized below.

The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial firms for distribution and other services. More information about the Trust's multi-class arrangements is included in the SAI and can be obtained free of charge by visiting pimco.com or by calling 888.87.PIMCO.

Sales Charges

Initial Sales Charges — Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial firm in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the NAV of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you obtain the proper "breakpoint" discount.

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $100,000	3.75%	3.90%
$100,000 but under $250,000	3.25%	3.36%
$250,000 but under $500,000	2.25%	2.30%
$500,000 but under $1,000,000	1.75%	1.78%
$1,000,000 +	0.00%*	0.00%*

* As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, certain purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after their purchase. See "Contingent Deferred Sales Charges – Class A Shares" below.

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, Right of Accumulation (Cumulative Quantity Discount), Letter of Intent or Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of the Trust or PIMCO Equity Series that offer Class A shares (other than the PIMCO Government Money Market Fund) (collectively, "Eligible Funds"), are summarized below and are described in greater detail in the SAI.

Combined Purchase Privilege and Right of Accumulation (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase (the "Combined Purchase Privilege"). In addition, a Qualifying Investor may obtain a reduced sales charge on Class A shares by adding the purchase value of Class A shares of an Eligible Fund with the current aggregate NAV of all Class A and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor (the "Right of Accumulation" or "Cumulative Quantity Discount").

The term "Qualifying Investor" refers to:

1.

an individual, such individual's spouse or domestic partner, as recognized by applicable state law, or such individual's children under the age of 21 years (each a "family member") (including family trust* accounts established by such a family member); or

2.

a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or

3.

an employee benefit plan of a single employer.

* For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege, Right of Accumulation or Letter of Intent, a "family trust" is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is/are the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is/are the trustee(s).

60	PROSPECTUS | PIMCO FUNDS

Prospectus

Please see the SAI for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent. Investors may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent which expresses intent to invest not less than $50,000 (or $100,000 in the case of those Funds with an initial sales charge breakpoint at $100,000) within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. The value of the investor's account(s) linked to a Letter of Intent will be included at the start date of the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased. Redemptions during the LOI period will not count against the shareholder, but a CDSC may be charged LOIs of $1,000,000.

In making computations concerning the amount purchased for purposes of a Letter of Intent, the Right of Accumulation value of eligible accounts will be included in the computation when the Letter of Intent begins in addition to purchases made during the Letter of Intent Period.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption date. The limitations and restrictions of this program are fully described in the SAI.

Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the public offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Right of Accumulation (Cumulative Quantity Discount).

Sales at Net Asset Value. In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including: individuals or accounts having certain relationships with the Trust, certain of its affiliates, PIMCO Equity Series, certain broker-dealers or the Distributor; individuals purchasing shares through certain types of omnibus or wrap accounts; investors engaging in certain transactions related to IRAs or other qualified retirement plan accounts; investors making certain purchases following the announcement of a Fund or share class liquidation or following certain share class conversions; and any other person for which the Distributor determines that there will be minimal cost borne by the Distributor associated with the sale. Please see the SAI for additional details.

If you are eligible to buy both Class A shares and Institutional Class shares, you should buy Institutional Class shares because Class A shares may be subject to sales charges and an annual 0.25% service fee.

Required Shareholder Information and Records. In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial firm must notify the Fund that the investor qualifies for such a reduction. If the Fund is not notified that the investor is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the investor's account. An investor may have to provide certain information or records to his or her financial firm or the Fund to verify the investor's eligibility for breakpoint discounts or sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

■

all of the investor's accounts held directly with the Trust or through a financial firm;

■

any account of the investor at another financial firm; and

■

accounts of Qualifying Investors, at any financial firm.

The SAI provides additional information regarding eliminations of and reductions in sales loads associated with Eligible Funds. You can obtain the SAI free of charge from PIMCO by written request, by visiting pimco.com or by calling 888.87.PIMCO.

Contingent Deferred Sales Charges

Class A Shares

Unless you are eligible for a waiver, if you purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) of a Fund, you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 12 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See "Reductions and Waivers of Initial Sales Charges and CDSCs" below.

Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. If you invest in Class C shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you are credited with the proper holding period for the shares redeemed.

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%

How CDSCs will be Calculated

A CDSC is imposed on redemptions of Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	61

PIMCO Funds

Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

■

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

■

For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund's NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

■

CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

■

In determining whether a CDSC is payable, it is assumed that you will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class C CDSC:

■

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class C shares of a Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 1%, the Class C CDSC would be $20.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. See "Sales at Net Asset Value" above for information on Class A initial sales charges. CDSCs on Class A and Class C shares may be reduced or waived in certain circumstances, including for: redemptions in connection with certain distributions, withdrawals or returns of excess contributions from or exchanges to certain retirement plan accounts or IRAs; certain redemptions following death or disability; certain redemptions of shares subject to an Automatic Withdrawal Plan, redemptions by individuals having certain relationships with the Trust, certain of its affiliates, PIMCO Equity Series or the Distributor; redemptions effected by a Fund as a result of an account not satisfying applicable minimum account size requirements; redemptions in connection with certain reorganizations and liquidations; redemptions by certain shareholders demonstrating hardship, as determined in the sole discretion of the Trust; certain intra-fund exchanges of Class A shares for Institutional Class shares; redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a financial firm with which the Distributor has an agreement with respect to such purchases; and certain redemptions affected by fiduciaries who have purchased shares for certain accounts. In addition, investors will not be subject to CDSCs for certain transactions where the Distributor did not pay at the time of purchase the amount it normally would have to the broker-dealer. Please see the SAI for additional details.

Shares Purchased or Held Through Financial Firms

The availability of sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. The Funds' sales charge waivers and discounts disclosed in this Prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial firms unless otherwise specified in Appendix B. The sales charge waivers and discounts available through certain other financial firms are set forth in Appendix B to this Prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Distributor or certain other financial firms. Please contact your financial firm for more information regarding sales charge waivers and discounts available to you and the financial firm's related policies and procedures.

No Sales Charges — Class R Shares

The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Class R shares. Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan's financial firm has an agreement with the Distributor or PIMCO Funds to utilize Class R shares in certain investment products or programs (collectively, "specified benefit plans"). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan's financial firm). Class R shares are not available to retail or non-specified benefit plan accounts, traditional and Roth IRAs (except through certain omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific Class R shareholders, and a shareholder may obtain information about accounts only through the specified benefit plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial firm authorized to sell or process transactions in Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the

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Distributor. See "Purchasing Shares – Class R" below. Additional shares may be purchased through a benefit plan's administrator or recordkeeper.

Financial firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes.

Moreover, financial firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-accounting and other shareholder services. A financial firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Administrator, another affiliate of the Fund or the Distributor (normally not to exceed an annual rate of 0.50% of a Fund's average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients although payments with respect to shares in retirement plans are often higher). PIMCO or its affiliates may pay a financial firm or specified benefit plan an additional amount not to exceed 0.25% for sub-accounting or other shareholder services.

These fees and expenses could reduce an investment return in Class R shares. For further information on Class R shares and related items, please refer to the SAI.

No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares

The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Institutional Class, I-2, I-3 or Administrative Class shares. Only certain investors are eligible to purchase these share classes. Your financial advisor or financial firm can help you determine if you are eligible to purchase Institutional Class, I-2, I-3 or Administrative Class shares. You can also call 888.87.PIMCO.

An investor transacting in Institutional Class shares, I-2 shares or I-3 shares may be required to pay a commission to a broker or other financial firm. Other share classes of the Funds that have different fees and expenses are available.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances, and "wrap account" programs established with broker-dealers or other financial firms may purchase Institutional Class, I-2, I-3 or Administrative Class shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

I-2 shares are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as certain asset allocation, wrap fee and other similar programs. I-2 shares may also be offered through broker-dealers and other financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Funds. I-2 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder's I-2 shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific I-2 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-2 shares.

I-3 shares of the Funds are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as mutual fund supermarkets or other no transaction fee platforms. I-3 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder's I-3 shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific I-3 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-3 shares.

Administrative Class shares are offered primarily through broker-dealers, other financial firms, and employee benefit plan alliances. Each Fund typically pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Distribution and Servicing (12b-1) Plans

Class A, Class C and Class R Shares. The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares ("distribution fees") and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans ("12b-1 Plans") adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

Class A shares pay only servicing fees. Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

Class A	Servicing Fee	Distribution Fee
All Funds	0.25%	0.00%

Class C	Servicing Fee	Distribution Fee
All Funds	0.25%	0.75%

Class R	Servicing Fee	Distribution Fee
All Funds	0.25%	0.25%

Because distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges

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that are deducted at the time of investment. Therefore, although Class C and Class R shares do not pay initial sales charges, the distribution fees payable on Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares.

Administrative Class Shares. The Trust has adopted, pursuant to Rule 12b-1 under the 1940 Act, a separate Distribution and Servicing Plan for the Administrative Class shares of the Funds. The Distribution and Servicing Plan permits the Funds to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Administrative Class shares. Most or all of the distribution and service (12b-1) fees are paid to financial firms through which shareholders may purchase or hold shares. Because these fees are paid out of a Fund's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares.

The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each Distribution and Servicing Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

Administrative Class	Distribution and/or Servicing Fee
All Funds	0.25%

Servicing Arrangements

Shares of the Funds may be available through broker-dealers, banks, trust companies, insurance companies and other financial firms that have entered into shareholder servicing arrangements with respect to the Funds. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. These financial firms provide varying investment products, programs, platforms and accounts, through which investors may purchase, redeem and exchange shares of the Funds. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular firm's products, programs, platform and accounts.

PIMCO and/or its affiliates may make payments to financial firms for the shareholder services provided. These payments are made out of PIMCO's resources, including the supervisory and administrative fees paid to PIMCO under the Funds' supervision and administration agreement. The actual services provided by these firms, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the financial firm and/or a percentage of the value of shares held by investors through the firm. Please see the SAI for more information.

These payments may be material to financial firms relative to other compensation paid by the Funds, PIMCO and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service (12b-1) fees, revenue sharing or "shelf space" fees and event support, other non-cash compensation and charitable contributions paid to or at the request of such firms (described below). Also, the payments may differ depending on the Fund or share class and may vary from amounts paid to the Funds' transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not control these financial firms' provision of the services for which they are receiving payments.

These financial firms may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Funds. These additional fees may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each financial firm is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial firms or participants in programs serviced by them should contact the financial firm for information regarding these fees and conditions.

Other Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or "reallowed" to the financial firm, including their financial advisors through which you purchase your shares. With respect to Class C shares, the financial firms are also paid at the time of your purchase a commission of up to 1.00% of your investment in such share class. Please see the SAI for more details.

Revenue Sharing/Marketing Support. The Distributor or PIMCO (for purposes of this subsection only, collectively, "PIMCO") make payments and provide other incentives to financial firms as compensation for services such as providing the Funds with "shelf space," or a higher profile for the financial firms' financial advisors and their customers, placing the Funds on the financial firms' preferred or recommended fund list, granting PIMCO access to the financial firms' financial advisors and furnishing marketing support and other specified services. These payments may be significant to the financial firms.

A number of factors are considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or other funds sponsored by PIMCO together or a particular class of shares, during a specified period of time. PIMCO also makes payments to one or more financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the Funds and the quality of the financial firm's relationship with PIMCO and/or its affiliates.

The additional payments described above are made from PIMCO's (or its affiliates') own assets (and sometimes, therefore referred to as "revenue sharing") pursuant to agreements with financial firms and do not change the price paid by investors for the purchase of a Fund's shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds or other PIMCO-sponsored

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funds. With respect to Class A and Class C shares (and, Class R shares, to the extent a financial firm has a written agreement to receive revenue sharing on Class R shares), except as described in the following paragraph, the level of payments made to a financial firm will vary and generally will not exceed in any billing period the sum of: (a) 0.10% of gross sales of Class A and Class C shares (Class R shares, if applicable) of the Trust and PIMCO Equity Series by such financial firm; and (b) an annual rate of 0.03% of the assets attributable to that financial firm invested in Class A and Class C shares (Class R shares, if applicable) of the funds of the Trust and funds of PIMCO Equity Series (as determined by the contractual arrangement between the parties) (the "10/3 cap"). In certain cases, the payments described in the preceding sentence are subject to minimum payment levels or vary based on the advisory fee or total expense ratio of the relevant Fund(s). In lieu of payments pursuant to the foregoing formula, PIMCO or its affiliates makes, in certain instances, payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formula.

Financial firms with a combined AUM in excess of $5 billion in Class A, Class C and I-2 shares of funds of the Trust and PIMCO Equity Series that have a written agreement with PIMCO to receive revenue sharing payments on the applicable share class (for purposes of this paragraph, "Eligible Firms") are eligible for marketing support payments beyond those described in the preceding paragraph on certain Eligible Assets (as defined below). The total payment in any billing period (as determined by the contractual arrangement between the parties) to any Eligible Firm with an agreement to receive revenue sharing payments on I-2 shares generally shall not exceed 0.05% of the combined Eligible Assets of Class A, Class C and I-2 shares of the funds of the Trust and PIMCO Equity Series. Should any Eligible Firm not collect marketing support on I-2 shares, the total payment to such Eligible Firm generally shall not exceed the greater of: (a) 0.05% of Eligible Assets of Class A and Class C shares of funds of the Trust and funds of PIMCO Equity Series; or (b) the 10/3 cap with respect to Class A and Class C shares only. With respect to the Eligible Firms receiving marketing support payments with respect to I-2 shares pursuant to this paragraph, payments may be lower for particular funds of the Trust or funds of PIMCO Equity Series as compared to other funds of the Trust or funds of PIMCO Equity Series. "Eligible Assets" for purposes of this paragraph are all assets of Class A, Class C and I-2 shares of funds of the Trust and funds of PIMCO Equity Series attributable to such Eligible Firm less any such assets attributable to the Eligible Firm that the Eligible Firm instructs PIMCO in writing to exclude. Although these payments are made from PIMCO's own assets, in some cases the levels of such payments may vary by Fund or share class in relation to advisory fees, total annual operating expenses or other payments made by the Fund or share class to PIMCO. These additional payments by PIMCO may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds.

Model Portfolios. Payments for revenue sharing, in certain circumstances, may also be made to financial firms in connection with the marketing and sale of model portfolios developed by PIMCO or servicing of accounts tracking such model portfolios. Such payments relate to assets under management, the advisory fee, the total expense ratio, or sales of any share class, of the Funds in such PIMCO-developed models. The cap rates set forth under "Revenue Sharing/Marketing Support" above do not apply to payments for the marketing and sale of model portfolios.

Ticket Charges. In addition to revenue sharing payments, PIMCO makes payments to financial firms in connection with certain transaction fees (also referred to as "ticket charges") incurred by the financial firms.

Event Support; Other Non-Cash Compensation; Charitable Contributions. In addition to the payments described above, PIMCO pays and/or reimburses, at its own expense, financial firms' sponsorship and/or attendance at conferences, seminars or informational meetings ("event support"), provides financial firms or their personnel with occasional tickets to events or other entertainment, meals and small gifts or pays or provides reimbursement for reasonable travel and lodging expenses for attendees of PIMCO educational events ("other non-cash compensation"), and makes charitable contributions to valid charitable organizations at the request of financial firms ("charitable contributions") to the extent permitted by applicable law, rules and regulations.

Visits; Training; Education. In addition to the payments described above, wholesaler representatives and employees of PIMCO or its affiliates visit financial firms on a regular basis to educate financial advisors and other personnel about the Funds and to encourage the sale or recommendation of Fund shares to their clients. PIMCO may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a financial firm's financial advisors and other personnel.

Platform Support; Leads; Consultant Services. PIMCO also may make payments or reimbursements to financial firms or their affiliated companies, which may be used for their platform development, maintenance, improvement and/or the availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, eligibility for inclusion on sample fund line-ups, trading or order taking platforms and related infrastructure/technology and/or legal, risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, "platform support"), or for various studies, surveys, industry data, research and information about, and contact information for, particular financial advisors who have sold, or may in the future sell, shares of the Funds or other PIMCO-advised funds (i.e., "leads"). Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Funds with such financial firms' affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Funds or in other products sponsored or distributed by PIMCO or its affiliates. In addition, PIMCO may pay investment consultants or their affiliated companies for certain services including technology, operations, tax, or audit consulting services and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms (collectively, "consultant services").

Payments. Payments for items including event support, platform support, leads and consultant services (but not including certain account services), as well as revenue sharing, are, in certain circumstances, bundled and

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allocated among these categories in PIMCO's discretion. Portions of such bundled payments allocated by PIMCO to revenue sharing shall remain subject to the percentage limitations on revenue sharing payments disclosed above. The financial firms receiving such bundled payments may characterize or allocate the payments differently from PIMCO's internal allocation.

If investment advisers, distributors or affiliated persons of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial advisors may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial advisors also may have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Fund shares through a financial firm should consult with the shareholder's financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial advisor.

Although the Funds may use financial firms that sell Fund shares to effect transactions for the Funds' portfolios, the Funds and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by PIMCO to financial firms, please see the SAI.

Purchases, Redemptions and Exchanges

The following section provides basic information about how to purchase, redeem and exchange shares of the Funds.

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the SAI, which can be obtained free of charge by written request to the Funds at P.O. Box 219294, Kansas City, MO 64121-9294, visiting pimco.com or by calling 888.87.PIMCO. The SAI provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

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Automated telephone and wire transfer procedures

■

Automatic purchase, exchange and withdrawal programs

■

A link from your PIMCO Fund account to your bank account

■

Special arrangements for tax-qualified retirement plans

■

Investment programs which allow you to reduce or eliminate the initial sales charges

■

Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

In addition to the other methods and notwithstanding any limitations described herein, shareholders with eligible Fund direct accounts may purchase Class A and Class C shares, and redeem (sell) and exchange Class A and Class C shares, by accessing their accounts online at pimco.com/ MyAccountAccess. Shareholders with eligible Fund direct accounts in the Institutional class may purchase, redeem (sell) and exchange shares by accessing their accounts online at pimco.com/InstitutionalAccountAccess. Accordingly, an investor must first establish a Fund direct account by completing and mailing the appropriate account application. Online redemptions are not available for all Fund direct accounts because in certain cases, a signature guarantee may be required.

If a shareholder elects to use Account Access to effect transactions for their Fund direct account, the shareholder will be required to establish and use a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. A Fund will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during drastic economic or market changes or during other times when communications may be under unusual stress. Please see the Funds' SAI for additional terms, conditions and considerations.

If a shareholder elects not to use Account Access to view their account or effect transactions, the shareholder should not establish online account access.  If online account access has already been established and the client no longer wants the account accessible online, the client can call 888.87.PIMCO and request to suspend online access.

The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The Trust or the Distributor may lower or waive the minimum initial or subsequent investment for certain categories of investors at their discretion. Please see the SAI for details.

Purchasing Shares — Class A and Class C

You can purchase Class A or Class C shares of the Funds in the following ways:

■

Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm.

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Through the Distributor. You should discuss your investment with your financial advisor before you make a purchase to be sure the Fund is appropriate for you. To make direct investments, your broker-dealer or other financial firm must open an account with the Trust and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

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Investment Minimums — Class A and Class C Shares. The following investment minimums apply for purchases of Class A and Class C shares.

Purchasing Shares — Class R

Eligible plan investors may purchase Class R shares of the Funds at the relevant NAV of that class without a sales charge. See "No Sales Charges

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— Class R Shares" above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial firm or the Distributor. Specified benefit plans and financial firms may charge for such services.

Specified benefit plans may also purchase Class R shares directly through the Distributor. To make direct investments, a plan administrator must open an account with the Fund and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

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Investment Minimums — Class R Shares. There is no minimum initial or additional investment in Class R shares.

To invest directly by mail, specified benefit plans should send a check payable to the PIMCO Family of Funds, along with a completed Account Application to the Trust by mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight courier to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.

The Funds accept all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to the PIMCO Family of Funds and should clearly indicate the relevant account number. Please call the Funds at 888.87.PIMCO if you have any questions regarding purchases by mail.

The Funds reserve the right to require payment by wire, Automatic Clearing House (ACH) or U.S. bank check. The Funds generally do not accept payments made by cash, money order, temporary/starter checks, third-party checks, credit card checks, traveler's check, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The SAI describes a number of additional ways you can make direct investments, including through the PIMCO Funds Automatic Investment Plan and ACH Network. You can obtain the SAI free of charge from the Funds by written request to the address above, visiting pimco.com or by calling 888.87.PIMCO.

Purchasing Shares — Institutional Class, I-2, I-3 and Administrative Class

Eligible investors may purchase Institutional Class, I-2, I-3 and Administrative Class shares of the Funds at the relevant NAV of that class without a sales charge. See "No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares" above.

■

 Investment Minimums — Institutional Class, I-2, I-3 and Administrative Class Shares. The following investment minimums apply for purchases of Institutional Class, I-2, I-3 and Administrative Class shares.

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Initial Investment. Investors who wish to invest in Institutional Class and Administrative Class shares may obtain an Account Application online at pimco.com or by calling 888.87.PIMCO. I-2 and I-3 shares are only available through financial firms. See "No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares." The completed Account Application may be submitted using the following methods:

Facsimile: 816.421.2861

Regular Mail:
     PIMCO Funds
     P.O. Box 219024
     Kansas City, MO 64121-9024
Overnight Mail:
     PIMCO Funds
     c/o DST Asset Manager Solutions, Inc.
     430 W. 7th Street STE 219024
     Kansas City, MO 64105-1407

E-mail: piprocess@dstsystems.com

Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to:

PIMCO Funds c/o State Street Bank & Trust Co.
One Lincoln Street, Boston, MA 02111
ABA: 011000028
DDA: 9905-7432
ACCT: Investor PIMCO Account Number
FFC: Name of Investor and Name of Fund(s) in which you wish to invest

Before wiring federal funds, the investor must provide order instructions to the Transfer Agent by facsimile at 816.421.2861, by telephone at 888.87.PIMCO or by e-mail at piprocess@dstsystems.com (if an investor elected this option at account opening or subsequently in writing). In order to receive the current day's NAV, order instructions must be received in good order prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) ("NYSE Close"). Instructions must include the name and signature of an authorized person designated on the Account Application ("Authorized Person"), account name, account number, name of Fund and share class and amount being wired. Failure to send the accompanying wire on the same day may result in the cancellation of the order. A wire received without order instructions generally will not be processed and may result in a return of wire; however, PIMCO may determine in its sole discretion to process the order based upon the information contained in the wire.

An investor may place a purchase order for shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by PIMCO or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with the Trust on behalf of its customers.

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Additional Investments. An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by sending a facsimile or e-mail or by calling the Transfer Agent and wiring federal funds as outlined above. Eligible Institutional Class shareholders may also purchase additional shares online at pimco.com/InstitutionalAccountAccess. Contact your financial firm for information on purchasing additional I-2 or I-3 shares.

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Other Purchase Information. Purchases of a Fund's Institutional Class, I-2, I-3 and Administrative Class shares will be made in full and fractional shares.

Purchasing Shares — Additional Information

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

In the interest of economy and convenience, certificates for shares will not be issued.

Redeeming Shares — Class A and Class C

You can redeem (sell) Class A or Class C shares of the Funds in the following ways:

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Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

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Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Class A and Class C shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

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Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request, you must send the following items to the PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294:

1.

a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

2.

for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Validation" below;

3.

any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

4.

any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 888.87.PIMCO before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request if they are held in "street name" accounts—you must redeem through your financial firm.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Validation" below.

The SAI describes a number of additional ways you can redeem your shares, including:

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Telephone requests to the Transfer Agent

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Online Account Access

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Expedited wire transfers

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Automatic Withdrawal Plan

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Automated Clearing House (ACH) Network

Unless you specifically elect otherwise, your initial Account Application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and ACH privileges, you must specifically elect the particular option on your Account Application and satisfy certain other requirements. The SAI describes each of these options and provides additional information about selling shares.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial firm, that firm may charge you a commission or other fee for processing your redemption request.

Redeeming Shares — Class R

Class R shares may be redeemed through the investor's plan administrator. Investors do not pay any fees or other charges to the Trust when selling shares, although specified benefit plans and financial firms may charge for

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their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Trust's Transfer Agent or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial firms will be responsible for furnishing all necessary documentation to the Trust's Transfer Agent and may charge for their services.

Redeeming Shares — Institutional Class and Administrative Class

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Redemptions in Writing. Investors may redeem (sell) Institutional Class and Administrative Class shares by sending a facsimile, written request or e-mail as follows:

Facsimile: 816.421.2861

Regular Mail:
PIMCO Funds
P.O. Box 219024
Kansas City, MO 64121-9024

Overnight Mail:
PIMCO Funds
c/o DST Asset Manager Solutions, Inc.
430 W. 7th Street, STE 219024
Kansas City, MO 64105-1407

E-mail: piprocess@dstsystems.com

The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed or made by an Authorized Person.

Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions as a procedure designed to confirm that instructions are genuine.

All redemptions, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares — Additional Information."

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Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Institutional Class and Administrative Class shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing him or herself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that shareholders will be unable to redeem their shares by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares — Additional Information."

An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a letter of instruction signed by an Authorized Signer. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier. Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Redemptions Online

An investor may redeem Institutional Class shares through their account online. To access your online account, please log onto pimco.com/InstitutionalAccountAccess and enter your account information and personal identification data.

Redeeming Shares — I-2 and I-3

An investor may redeem (sell) I-2 or I-3 shares through the investor's financial firm.  Investors do not pay any fees or other charges to the Trust when selling I-2 or I-3 shares.  Please contact the financial firm for details.

A financial firm is obligated to transmit an investor's redemption orders to the Transfer Agent promptly and is responsible for ensuring that a redemption request is in proper form. The financial firm will be responsible  for furnishing all necessary documentation to the Transfer Agent and may charge for its services.

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Redeeming Shares — Additional Information

Redemptions of all Classes of Fund shares may be made on any day the NYSE is open, but may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

In addition, a temporary hold may be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term "Specified Adult" refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Following the receipt of a redemption request, redemption proceeds will normally be mailed to the redeeming shareholder within three calendar days or, in the case of wire transfer or ACH redemptions, will normally be sent to the designated bank account within one business day. Institutional Class shareholders may only receive redemption proceeds via wire transfer or ACH redemptions. ACH redemptions may be received by the bank on the second or third business day following a redemption request, but in either case may take up to seven days. In cases where shares have recently been purchased by personal check (Class A, Class C or Class R shareholders only), redemption proceeds may be withheld until the check has been collected, which may take up to 10 calendar days. To avoid such withholding, investors in Class A, Class C or Class R shares should purchase shares by certified or bank check or by wire transfer.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of Authorized Persons designated on the completed Account Application that are required to effect a redemption, and accompanied by a signature validation, as determined in accordance with the Trust's procedures, as more fully described below.

Retirement plan sponsors, participant recordkeeping organizations and other financial firms may also impose their own restrictions, limitations or fees in connection with transactions in the Funds' shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees that are imposed in connection with transactions in Fund shares.

In order to meet redemption requests, the Funds typically expect to use a combination of sales of portfolio assets, holdings of cash and cash equivalents (including cash flows into Funds) and financing transactions (such as reverse repurchase agreements). These methods of meeting redemption requests are expected to be used regularly. The Funds reserve the right to use other types of borrowings and interfund lending. The use of borrowings (such as a line of credit) and interfund lending in order to meet redemption requests is typically expected to be used only during stressed market conditions, if at all. See "Characteristics and Risks of Securities and Investment Techniques—Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings" and the SAI for more information. The Funds' use of redemptions in kind is discussed below.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash, which may be in the form of a pro-rata slice of the Fund's portfolio (potentially with certain exclusions and modifications), individual securities or a representative basket of securities, in each case, subject to the Trust's in-kind redemption procedures and related regulatory guidance. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature Validation" below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Validation

When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. When a Medallion signature guarantee or

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SVP stamp is required, signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program or providing SVP stamps may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact the Transfer Agent for additional details regarding the Funds' signature validation requirements. In addition, PIMCO or the Transfer Agent may reject a Medallion signature guarantee or SVP stamp.

In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application to effect transactions for the organization.

Minimum Account Size

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.

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Class A and Class C. Investors should maintain an account balance in the Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor's balance for the Fund remains below the minimum for three months or longer, the Trust reserves the right (except in the case of employer-sponsored retirement accounts) to redeem an investor's remaining shares and close the Fund account. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator's policies applies. An investor will receive advance notice of the Trust's intention to redeem the investor's shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

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Institutional Class and Administrative Class. If, at any time, an investor's shares in an account do not have a value of at least $100,000 due to redemption by the investor, the Trust reserves the right to redeem an investor's remaining shares and close the Fund account. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator's policies applies. An investor will receive advance notice of the Trust's intention to redeem the investor's shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds' prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by the Trust. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

Exchanging Shares

You may exchange shares of a Fund for the same class of shares of any other fund of the Trust or a fund of PIMCO Equity Series that offers the same class of shares, subject to any restriction on exchanges set forth in the applicable Fund's prospectus. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.

Exchanges of Class A and Class C shares are subject to an initial $1,000 minimum (and subsequent $50 minimum) for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Automatic Exchange Plan. Specified benefit plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges of Class R shares.

An exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this prospectus and "Taxation" in the SAI.

Eligible investors who maintain their account directly with the Funds may submit a request to exchange Fund shares by accessing their account online.  Eligible direct investors in Class A and Class C shares may access their online account via pimco.com/MyAccountAccess.  Eligible direct investors in Institutional shares may access their online account via pimco.com/InstitutionalAccountAccess.

If you maintain your Class A, Class C or Class R account with the Trust, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or by calling the Funds at 888.87.PIMCO. Exchanges of an amount of $10 million or more must be submitted in writing by an Authorized Person. If you maintain your Institutional Class or Administrative Class shares with the Trust, you may exchange shares by following the redemption procedures for those classes above. If you maintain Class A, Class C, Class R, Institutional Class, I-2, I-3 or Administrative Class shares through an intermediary, please contact the intermediary to conduct your transactions.

Shares of one class of a Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge and other rules, as described in the SAI. If I-2 or I-3 shares are exchanged for Class A shares, a Class A sales charge will not apply.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, Class C and Class R shares.

The SAI provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options.

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You can obtain the SAI free of charge from the Funds by written request to the address above, by visiting pimco.com or by calling 888.87.PIMCO.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations

A purchase order received by the Trust or its designee prior to the NYSE Close, on a day the Trust is open for business, together with payment made in one of the ways described above will be effected at that day's NAV plus any applicable sales charge. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Trust is "open for business" on each day the NYSE is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate a Fund's NAV, in accordance with applicable law. A Fund reserves the right to close if the primary trading markets of the Fund's portfolio instruments are closed and the Fund's management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close trading early, each Fund may close trading early. Purchase orders will be accepted only on days which the Trust is open for business.

A redemption order received by the Trust or its designee prior to the NYSE Close on a day the Trust is open for business, is effective on that day (unless a specific subsequent trade date is provided). A redemption order received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee, minus any applicable sales charge. However, orders received by certain broker-dealers and other financial firms on a business day prior to the NYSE Close and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected on the business day the order was received by the financial firm. The request must properly identify all relevant information such as trade date, account name, account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.

The Trust and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund shares, including with respect to one or more share classes of a Fund. The Trust or the Distributor may reject an order for purchase of Fund shares for any reason or no reason. The sale of shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect the Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as "market timing." However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds' investment strategies may expose the Funds to risks associated with market timing activities. For example, since the Funds may invest in non-U.S. securities, the Funds may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds' non-U.S. portfolio securities and the determination of the Funds' NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

Except as identified below, to discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders ("Market Timing Policy"). Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Trust's investments, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. Purchases and sales by the PIMCO Emerging Markets Full Spectrum Bond Fund in certain Underlying PIMCO Funds may be exempt from certain limitations under the Market Timing Policy in order to allow these Funds to manage their cash flows and reallocate portfolio

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investments in the Underlying PIMCO Funds according to their allocation targets.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of the Fund's portfolio holdings and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of a Fund's portfolio securities. See "How Fund Shares Are Priced" below for more information.

Second, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price and may also monitor for any attempts to improperly avoid the imposition of a redemption fee. Notice of such restrictions, if any, will vary according to the particular circumstances. The Trust does not monitor the PIMCO Funds of Funds (as defined below) for purposes of detecting frequent or short-term trading practices with respect to shares of the Funds.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Fund.

Verification of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account:

1.

Name;

2.

Date of birth (for individuals);

3.

Residential or business street address; and

4.

Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

How Fund Shares Are Priced

The price of a Fund's shares is based on the Fund's NAV. The NAV of a Fund's, or each of its share classes, as applicable, is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class.

On each day that the NYSE is open, Fund shares are ordinarily valued as of the NYSE Close. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds' approved pricing services, quotation reporting systems and other third-party sources (together, "Pricing Services"). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes

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obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies (other than exchange-traded funds), a Fund's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument ("zero trigger") between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund's portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services' prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Funds' use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Abusive Trading Practices."

Under certain circumstances, the per share NAV of a class of the Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain

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classes of shares. Each Fund intends to declare income dividends daily and distribute them monthly to shareholders of record.

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Account Application, by phone, or by submitting a written request, signed by an Authorized Person, indicating the account name, account number, name of Fund and share class. A shareholder may elect to invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Funds which offers that class of shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.

Shares Purchased by Wire: Dividends will begin to accrue the business day following the day the order is effected or such later date as agreed with the Trust.

Shares Purchased by Check or ACH: The order will be effected at that day's NAV, but dividends will not begin to accrue until the following business day.

If a purchase order is placed through a broker, dealer or other financial firms authorized to settle through the National Securities Clearing Corporation (the "NSCC"), the purchase order will begin accruing dividends the business day following the NSCC settlement date or as agreed upon and as allowed by applicable law.

A Class A, Class C or Class R shareholder may choose from the following distribution options:

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Reinvest all distributions in additional shares of the same class of the Fund at NAV. You should contact your financial firm (if shares are held through a financial firm) or the Fund's Transfer Agent (if shares are held through a direct account) for details. You do not pay any sales charges on shares received through the reinvestment of Fund distributions. This will be done unless you elect another option.

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Invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Equity Series which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

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Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). If the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

The financial service firm may offer additional distribution reinvestment programs or options. Please contact the firm for details.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in any Fund.

Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive.

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Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on taxable Fund distributions of taxable income or capital gains whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, taxable Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund taxable dividends (i.e., distributions of investment income) are generally taxable to shareholders as ordinary income. A portion of distributions may be qualified dividends taxable at lower rates for individual shareholders. However, in light of the investment strategies of the Funds, it is not anticipated that a significant portion of the dividends paid by the Funds will be eligible to be reported as qualified dividends. Federal taxes on Fund distributions of gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund's distributions.  In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes.  See "Returns of Capital" below.

Taxable Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

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Taxes on Redemption or Exchanges of Shares. You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

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Returns of Capital. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a

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portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

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Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

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A Note on the PIMCO Emerging Markets Full Spectrum Bond Fund. The PIMCO Emerging Markets Full Spectrum Bond Fund's use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders, and may therefore increase the amount of taxes payable by shareholders.

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A Note on the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund, Underlying PIMCO Funds. One of the requirements for favorable tax treatment as a regulated investment company under the Code is that each Underlying PIMCO Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a Fund, is not qualifying income under Subchapter M of the Code. As such, each Underlying PIMCO Fund's ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will constitute qualifying income. The Underlying PIMCO Funds will continue to seek to gain exposure to the commodity markets primarily through investments in their respective Subsidiary and perhaps through commodity-linked notes.

Under IRS regulations, income derived from a controlled foreign corporation will be considered qualifying income if a Fund's investment in the subsidiary is derived with respect to the Fund's business of investing in securities. An IRS revenue procedure states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a "security" under the 1940 Act. There can be no assurance that the IRS will not change its position with respect to some or all of these conclusions or that future legislation will not adversely impact the tax treatment of an Underlying PIMCO Fund's commodity-linked investments. If the IRS were to change or reverse its position, or if future legislation adversely affected the tax treatment of an Underlying PIMCO Fund's commodity-linked investments, there would likely be a significant adverse impact on the Underlying PIMCO Fund, including the possibility of failing to qualify as a regulated investment company. If an Underlying PIMCO Fund did not qualify as a regulated investment company for any taxable year, its taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed.

Furthermore, the tax treatment of an Underlying PIMCO Fund's investments in its Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Underlying PIMCO Fund's taxable income or any distributions made by the Underlying PIMCO Fund or result in the inability of the Underlying PIMCO Fund to operate as described in its Prospectus.

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A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Long-Term Real Return Fund, PIMCO RealEstateRealReturn Strategy Fund, and PIMCO Real Return Fund, Underlying PIMCO Funds. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in each affected Underlying PIMCO Fund's gross income. Due to original issue discount, each affected Underlying PIMCO Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause each affected Underlying PIMCO Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

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Important Tax Reporting Considerations. Your financial intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to automatic withdrawals made after January 1, 2012 or conducted via an automatic withdrawal plan.

If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written

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instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

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Backup Withholding. Each Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

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Foreign Withholding Taxes. A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund's total return on those securities would be decreased. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of a Fund's total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, such Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

Foreign shareholders may be subject to U. S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Funds. Additionally, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see "Taxation" in the SAI for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds and of certain Acquired Funds described under "Fund Summaries" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds and certain Acquired Funds from time to time. Generally, the characteristics and risks of securities and investment techniques that may be used by the Acquired Funds from time to time are similar to those described below. However, the risks associated with an Acquired Fund's investments are described more fully in each Acquired Fund's prospectus. Accordingly, please see an Acquired Fund's prospectus for a more complete description of the Acquired Fund and the risks associated with its investments. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

As the PIMCO Emerging Markets Full Spectrum Bond Fund may invest in shares of the Acquired Funds, the risks of investing in the PIMCO Emerging Markets Full Spectrum Bond Fund may be closely related to the risks associated with the Acquired Funds and their investments. However, as the PIMCO Emerging Markets Full Spectrum Bond Fund may also invest its assets directly in Fixed Income Instruments, equity securities, forwards or derivatives, such as options, futures contracts or swap agreements, other affiliated or unaffiliated funds, and other investments, the Fund may be directly exposed to certain risks described below.

Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies similar to a Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different portfolio management team or strategy, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Significant shareholder purchases and redemptions may adversely impact a Fund's portfolio management. For example, a Fund may be forced to sell a comparatively large portion of its portfolio to meet significant shareholder redemptions, or hold a comparatively large portion of its portfolio in cash due to significant shareholder purchases, in each case when the Fund otherwise would not seek to do so. Such shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase a Fund's transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause a Fund to perform differently than intended. Similarly, significant shareholder purchases may adversely affect a Fund's performance to the extent the Fund is delayed in investing new cash and, as a result, holds a proportionally larger cash position than under ordinary circumstances and such impact may be heightened in funds of funds. While such risks may apply to Funds of any size, such risks are heightened in Funds with fewer assets under management. In addition, new Funds may not be able to fully

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implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.

More generally, a Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Such large shareholders include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Large shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions may also cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund's portfolio. Such transactions may also increase the Fund's transaction costs, decrease economies of scale, accelerate the realization of taxable income, or otherwise cause the Fund to perform differently than intended. While large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Fund.

Certain PIMCO Funds (the "PIMCO Funds of Funds") invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, which is defined to include the Funds (except the PIMCO Emerging Markets Full Spectrum Bond Fund).  In some cases, the PIMCO Funds of Funds and certain funds managed by investment advisers affiliated with PIMCO ("Affiliated Funds of Funds") may be the predominant or sole shareholders of a particular Underlying PIMCO Fund, including a Fund.  Investment decisions made with respect to the PIMCO Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds, including the Funds, with respect to the expenses and investment performance of the Underlying PIMCO Funds.  For instance, large purchases or redemptions of shares of an Underlying PIMCO Fund by the PIMCO Funds of Funds and Affiliated Funds of Funds, whether as part of a reallocation or rebalancing strategy or otherwise, may result in the Underlying PIMCO Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund's transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. Additionally, as the PIMCO Funds of Funds and Affiliated Funds of Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, the Underlying PIMCO Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the Underlying PIMCO Funds investment flexibility.

Investment Selection

Certain Funds seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund's investments and capital appreciation, if any, arising from increases in the market value of a Fund's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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bank capital and trust preferred securities;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Funds, to the extent permitted by the 1940 Act, or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.

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Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Fund's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. Under the direction of the Federal Housing Finance Agency, FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the "Single Security Initiative") that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Municipal Bonds

Municipal Bonds are generally issued by states, territories, possessions and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk, uncertainties related to the tax status of a Municipal Bond or the rights of investors invested in these securities. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade. The value of certain municipal securities, in particular general obligation debt, may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, changes in accounting standards and by the phasing out of federal programs providing financial support. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. The types of Municipal Bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Funds may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are Municipal Bonds.

Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may

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be more or less than the original cost, depending on market conditions at the time of sale.

Certain Funds may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. A Fund's investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond a Fund's control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. A Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.

In December 2013, regulators finalized rules implementing Section 619 (the "Volcker Rule") and Section 941 (the "Risk Retention Rules") of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund ("covered fund"), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule's compliance date, which was July 21, 2017.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. See "Extension Risk" and "Prepayment Risk" below. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

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Extension Risk. Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

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Prepayment Risk. Mortgage-related and other asset-backed securities are subject to Prepayment Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset backed IO, PO, or inverse floater securities.

Each Fund may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Certain Funds may invest in other asset-backed securities that have been offered to investors.

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Privately Issued Mortgage-Related Securities: Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. Privately Issued Mortgage-Related Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

Loan Participations and Assignments

Each Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower's obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Reinvestment

Each Fund may be subject to the risk that the returns of a Fund will decline during periods of falling interest rates because the Fund may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates below the Fund's current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing the Fund to invest in lower-yielding securities. A Fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the Fund's portfolio manager believes the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by a Fund from its investments is likely to have an adverse effect on the Fund's NAV, yield and total return.

Focused Investment

To the extent that a Fund focuses its investments in a particular sector, the Fund may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, a Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. A Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.

Bank Capital Securities and Trust Preferred Securities

There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred securities, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Trust preferred securities have the characteristics of both subordinated debt and preferred securities. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital

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requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield and distressed company securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities and debt securities of distressed companies may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Certain Funds may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). Each Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.

Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. Additionally, a Fund may also invest, without limitation, in residual interest bonds. Residual interest bonds are a type of inverse floater. See "Municipal Bonds."

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation-indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including

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earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

Each Fund may invest in convertible securities and equity securities, as well as securities related to equities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. Convertible securities are generally preferred securities and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred and other senior securities generally entitle the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. In addition, preferred and other senior securities often have special redemption rights allowing issuers to redeem such securities at par earlier than scheduled. If these rights are exercised, a Fund may have to reinvest proceeds in less attractive securities.

Among other risks described in this Prospectus, the following issues are particularly associated with investments in preferred and other senior securities.

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Deferral and Omission of Distributions. Preferred and other senior securities may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for a Fund.

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Limited Voting Rights. Preferred and other senior securities generally do not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time.

In the future, preferred or other senior securities may be offered with features different from those described above, and as such, may entail different risks. Over longer periods of time, certain types of preferred or other senior securities may become more scarce or less liquid as a result of legislative changes. Such events may result in losses to a Fund as the prices of securities it holds may be negatively affected. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred or senior securities.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred security or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred security or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

Each Fund may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. A Fund's investments in foreign (non-U.S.) securities may include American Depositary Receipts ("ADRs"), European

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Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. company's securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the "country of exposure" of such instrument is a non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the "country of exposure" of such money market instrument is a non-U.S. country). A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer.

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Investors should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. Each Fund that may invest in foreign (non-U.S.) securities may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located in an emerging market country; or the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument's "country of exposure" is an emerging market country. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i)

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management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of the assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

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Investments in China. Certain Funds that may invest in emerging market countries may invest in securities and instruments that are economically tied to the People's Republic of China (excluding Hong Kong, Macau and Taiwan for the purpose of this disclosure) ("PRC"). In determining whether an instrument is economically tied to the PRC, PIMCO uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth above. Investments in securities and instruments economically tied to the PRC generally are subject to all of the risks of investments in non-U.S. and emerging markets securities and, as a result, involve special considerations not typically associated with investing in other more established economies or securities markets. Investing in the PRC presents additional risks, such as (without limitation) inefficiencies from erratic growth, the unavailability of consistently-reliable economic data, fluctuations in currency exchange rates, the developing nature of the legal and regulatory framework for securities markets and custody arrangements, uncertainty with respect to the development of the PRC qualified foreign institutional investor (QFII) and the RMB qualified foreign institutional investor (RQFII) program and commitment of the government of the PRC to economic reforms, and the risk that Chinese regulators may suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and that such suspensions may be widespread.

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Investments in Russia. Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks, such as, but not limited to, political, economic, legal, market and currency risks, as discussed in the preceding "Emerging Market Securities" sub-section and in the "Investments in Russia" sub-section in the SAI. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions – which may impact companies in many sectors, including energy, financial services and defense, among others – may negatively impact the Fund's performance and/or ability to achieve its investment objective. For example, certain investments may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of a Fund could be lost through fraud or negligence. While applicable Russian regulations impose

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liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia's exports, leaving the country vulnerable to swings in world prices.
Foreign (Non-U.S.) Currencies

Direct investments in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

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Foreign Currency Transactions. Funds that invest in securities denominated in foreign (non-U.S.) currencies may engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund's ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.

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Redenomination. Continuing uncertainty as to the status of the euro and the European Monetary Union (the "EMU") has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets and on the values of a Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to currency risk, liquidity risk and risk of improper valuation to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

There can be no assurance that if a Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw a Fund's investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. A Fund will segregate or

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"earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund (except the PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)) may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to ⅓ of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund's total assets. The PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) may not borrow in excess of 10% of the value of its total assets and then only as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes. In addition, a Fund may borrow from certain other PIMCO funds in inter-fund lending transactions to the extent permitted by an exemptive order from the SEC.

Derivatives

Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Each Fund may invest some or all of its assets in derivative instruments, subject to the Fund's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the SAI.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund's exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund's investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of certain derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, a short position in a credit default swap could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price

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because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund's derivative transactions, or impede the employment of a Fund's derivatives strategies, or adversely affect a Fund's performance.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange-traded fund would not correlate perfectly with the index upon which the exchange-traded fund is based because the fund's return is net of fees and expenses. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, many of the Funds offered in this prospectus seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a Fund, or derivatives or other strategies used by a Fund, from achieving a desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the NAV of Fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests; (iv) a Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

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A Note on the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund, Underlying PIMCO Funds. In light of certain revenue rulings and private letter rulings issued by the IRS, as discussed above under "Tax Consequences-A Note on the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund, Underlying PIMCO Funds," the Underlying PIMCO Funds will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in their respective Subsidiary (as discussed below). The Underlying PIMCO Funds may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities and commodities futures contracts. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities, subset of commodities futures contracts or commodity index.

These notes expose the Underlying PIMCO Funds economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Underlying PIMCO Fund may receive more or less principal than it originally invested. The Underlying PIMCO Funds might receive interest payments on the note that are more or less than the stated coupon interest payments.

The Underlying PIMCO Funds may also invest in other commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract, a subset of commodities, a subset of commodities futures contracts or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Options transactions may be effected on exchanges or in the OTC market. When OTC options are purchased, the Underlying PIMCO Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Underlying PIMCO Fund may have difficulty closing out its position. OTC options also may include options on baskets of specific securities. Many swap transactions are privately negotiated agreements between an Underlying PIMCO Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is often no central exchange for swap transactions and therefore they can be less liquid investments than exchange-traded instruments. The

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Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as "swaps." Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phased-in basis. The investment adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Underlying PIMCO Funds' ability to enter into swap agreements.

As described below under "Characteristics and Risks of Securities and Investment Techniques-Investments in a Wholly-Owned Subsidiary," each Underlying PIMCO Fund may gain exposure to commodity markets by investing in its respective Subsidiary. It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments.

The IRS issued a revenue ruling that limits the extent to which the Underlying PIMCO Funds may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. Each Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitation. See "Tax Consequences-A Note on the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund, Underlying PIMCO Funds" above for further information.

Investments in a Wholly Owned Subsidiary

Investments in its respective Subsidiary are expected to provide the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund with exposure to the commodity markets within the limitations of the Subchapter M of the Code and recent IRS revenue rulings, as discussed above under "Tax Consequences-A Note on the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund, Underlying PIMCO Funds."

It is expected that each Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. Although the Underlying PIMCO Funds may enter into these commodity-linked derivative instruments directly, each Underlying PIMCO Fund will likely gain exposure to these derivative instruments indirectly by investing in its respective Subsidiary. To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, each Underlying PIMCO Fund's investment in its Subsidiary will likely increase. Each Subsidiary will also invest in inflation-indexed securities and other Fixed Income Instruments, which are intended to serve as margin or collateral for the Subsidiary's derivatives position, common and preferred securities as well as convertible securities of issuers in commodity-related industries, collateralized debt obligations, event-linked bonds and event-linked swaps. To the extent that an Underlying PIMCO Fund invests in its respective Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this prospectus.

While each Subsidiary may be considered similar to an investment company, they are not registered under the 1940 Act and, unless otherwise noted in the prospectus, are not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying PIMCO Funds and/or each Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Underlying PIMCO Funds. Changes in the laws of the United States and/or the Cayman Islands could adversely affect the performance of an Underlying PIMCO Fund and/or a Subsidiary and result in the Underlying PIMCO Fund underperforming its benchmark index(es).

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

Exchange-Traded Notes (ETNs)

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying

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market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or "earmarked" to cover these positions. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security's price appreciates in value such that the security's price is above the agreed-upon price on the settlement date.

Investment in Other Investment Companies

Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. A Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.

Each Fund may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, and certain other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, each Fund may, in the future, elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Small-Cap and Mid-Cap Companies

Certain Funds may invest in equity securities of small-capitalization and mid-capitalization companies. The Funds consider a small-cap company to be a company with a market capitalization of up to $1.5 billion and a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion. Investments in small-cap and mid-cap companies involve greater risk than investments in large-capitalization companies. Small- and mid-cap companies may not have an established financial history, which can present valuation challenges. The equity securities of small- and mid-cap companies may be subject to increased market fluctuations, due to less liquid markets and more limited managerial and financial resources. A Fund's investment in small- and mid-cap companies may increase the volatility of the Fund's portfolio.

Short Sales

A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time

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when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. When making a short sale (other than a "short sale against the box"), a Fund must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Investments

Each Fund may invest up to 15% of its net assets (taken at the time of investment) in illiquid investments that are assets. Certain illiquid investments may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid investments, and transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. The term "illiquid investments" for this purpose means investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid (i.e., classified by the Fund in a liquidity category other than "illiquid" pursuant to the Fund's liquidity risk management procedures), although they may be relatively less liquid than registered securities traded on established secondary markets. Additional discussion of illiquid investments and related regulatory limits and requirements is available under "Investment Objectives and Policies" in the SAI.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Fund bears the risk of such investments.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, a Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of a Fund's portfolio) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. Please see a Fund's "Fund Summary—Portfolio Turnover" or the "Financial Highlights" in this prospectus for the portfolio turnover rates of the Funds that were operational during the last fiscal year. In addition to indirectly bearing the expenses associated with portfolio turnover of the Acquired Funds, the PIMCO Emerging Markets Full Spectrum Bond Fund will directly bear these expenses to the extent that it invests in other securities and instruments.

Temporary Defensive Positions

For temporary defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

From time to time, as the prevailing market and interest rate environments warrant, and at the discretion of its portfolio manager, some portion of a Fund's total net assets may be uninvested. In such cases, Fund assets will be held in cash in a Fund's custody account. Cash assets are generally not income-generating and would impact a Fund's performance.

Changes in Investment Objectives and Policies

The investment objectives of each of the PIMCO Emerging Markets Corporate Bond, PIMCO Emerging Markets Currency and Short-Term Investments, PIMCO Emerging Markets Full Spectrum Bond, PIMCO Emerging Markets Local Currency and Bond, PIMCO International Bond (Unhedged), PIMCO Global Advantage® Strategy Bond and PIMCO Global Bond Opportunities (U.S. Dollar-Hedged) Funds are non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objectives of each other Fund are fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Each Fund has adopted a non-fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of

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PIMCO Funds

this policy, the term "assets" means net assets plus the amount of any borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines, in its sole discretion, that the security is of comparable quality to a rated security that the Fund may purchase. In making ratings determinations, PIMCO may take into account different factors than those taken into account by rating agencies, and PIMCO's rating of a security may differ from the rating that a rating agency may have given the same security. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

Cyber Security

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund's digital information systems (e.g., through "hacking" or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Fund's third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund's investment to lose value.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund's ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

92	PROSPECTUS | PIMCO FUNDS

Prospectus

Descriptions of the Underlying PIMCO Funds

Because the PIMCO Emerging Markets Full Spectrum Bond Fund may invest its assets in some or all of the Underlying PIMCO Funds as discussed above and the Underlying PIMCO Funds are offered in a separate prospectus, the following provides a general description of the main investments and other information about the Underlying PIMCO Funds. At the discretion of PIMCO and without shareholder approval, the Fund may invest in additional Underlying PIMCO Funds created in the future. For a complete description of an Underlying PIMCO Fund, please see that Fund's Institutional Class or Class M prospectus (or Fund prospectus in the case of any fund of the PIMCO ETF Trust), which is incorporated herein by reference and is available free of charge by telephoning the Trust at 888.87.PIMCO.

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Instruments(2)
Short Duration	PIMCO Low Duration Income	Short maturity fixed income instruments	0 to 3 years	Max 30% of total assets below Baa(3)	No Limitation(4)
	PIMCO Short Asset Investment	Money market instruments and short maturity fixed income instruments	≤ 1.5 years	Baa to Aaa	0%
	PIMCO Short-Term	Money market instruments and short maturity fixed income instruments	≤ 1 year	B to Aaa; max 10% of total assets below Baa	0-10% of total assets(5)
	PIMCO Low Duration	Short maturity fixed income instruments	1 to 3 years	Max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO Low Duration II	Short maturity fixed income instruments with quality and non-U.S. issuer restrictions	1 to 3 years	A to Aaa	0%
	PIMCO Low Duration ESG	Short maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	1 to 3 years	Max 10% of total assets below Baa	0-30% of total assets(5)
Intermediate Duration	PIMCO Moderate Duration	Short and intermediate maturity fixed income instruments	+/-2 years of its benchmark	Max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO GNMA and Government Securities	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association and U.S. government securities	1 to 7 years	Baa to Aaa; max 10% of total assets below Aaa	0%
	PIMCO High Yield	High yielding fixed income securities	+/-1 year of its benchmark	Min 80% of assets below Baa; max 20% of total assets Caa or below	0-20% of total assets(5)
	PIMCO High Yield Spectrum	High yielding fixed income securities	+/-1 year of its benchmark	Min 80% of assets below Baa	No Limitation(6)
	PIMCO Mortgage-Backed Securities	Short and intermediate maturity mortgage-related fixed income instruments	1 to 7 years	Baa to Aaa; max 10% of total assets below Aaa(7)	0%
	PIMCO Senior Floating Rate	Floating or adjustable rate senior secured loans, senior corporate debt and other senior fixed income instruments	+/-1 year of its benchmark	Max 5% of total assets below Caa	0-20% of total assets(8)
	PIMCO Total Return	Intermediate maturity fixed income instruments	+/-2 years of its benchmark	Max 20% of total assets below Baa	0-30% of total assets(5)
	PIMCO Total Return II	Intermediate maturity fixed income instruments with quality and non-U.S. issuer restrictions	+/-2 years of its benchmark	Baa to Aaa	0%
	PIMCO Total Return ESG	Intermediate maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	+/-2 years of its benchmark	Max 20% of total assets below Baa	0-30% of total assets(5)
	PIMCO Total Return IV	Intermediate maturity fixed income instruments	+/-1.5 years of its benchmark	Baa to Aaa	0-15% of total assets(8)
	PIMCO Investment Grade Credit Bond	Investment grade fixed income securities	+/-2 years of its benchmark	Max 15% of total assets below Baa	0-30% of total assets(5)
Long Duration	PIMCO Long Duration Total Return	Long-term maturity fixed income instruments	+/-2 years of its benchmark	Max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO Extended Duration	Long-term maturity fixed income instruments	+/-3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa; max 25% Aa; max 10% A	0%
	PIMCO Mortgage Opportunities and Bond	Mortgage-related assets and fixed income instruments	(-1) to 8 years	Max 50% of total assets below Baa(9)	0%

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PIMCO Funds

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Instruments(2)
	PIMCO Long-Term Credit Bond	Long-term maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0-30% of total assets(5)
Income	PIMCO Income	Broad range of fixed income instruments	0 to 8 years	Max 50% of total assets below Baa(3)	No Limitation(4)
	PIMCO Preferred and Capital Securities	Capital securities and preferred securities	+/-2 years of its benchmark	No Limitation	No Limitation(4)
Inflation-Related	PIMCO Real Return	Inflation-indexed fixed income instruments	+/-3 years of its benchmark	B to Aaa; max 10% of total assets below Baa(10)	0-30% of total assets(5)
	PIMCO Long-Term Real Return	Inflation-indexed fixed income securities	+/-4 years of its benchmark	B to Aaa; max 20% of total assets below Baa(10)	0-30% of total assets(5)
	PIMCO CommoditiesPLUS® Strategy	Commodity-linked derivative instruments backed by an actively managed low volatility portfolio of fixed income instruments	≤ 1 year	Max 10% of total assets below Baa	0-20%(4)
	PIMCO CommodityRealReturn Strategy®	Commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments	≤ 10 years	Max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO RealEstateRealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments	≤ 10 years	Max 10% of total assets below Baa	0-30% of total assets(5)
Tax Exempt	PIMCO California Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	≤ 3 years	Caa to Aaa; max 10% of total assets below Baa	0%
	PIMCO California Municipal Bond	Municipal securities (exempt from federal and California income tax)	(-2) to 4 years of its benchmark	Max 20% of total assets below Baa	0%
	PIMCO Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	≤ 3 years	Baa to Aaa	0%
	PIMCO California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	(-2) to 4 years of its benchmark	Max 10% of total assets below Baa	0%
	PIMCO Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	(-2) to 4 years of its benchmark	Max 20% of total assets below Baa	0%
	PIMCO National Intermediate Municipal Bond	Municipal securities (exempt from federal income tax)	(-2) to 4 years of its benchmark	Max 10% of total assets below Baa	0%
	PIMCO New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	(-2) to 4 years of its benchmark	Max 20% of total assets below Baa	0%
	PIMCO High Yield Municipal Bond	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	(-2) to 4 years of its benchmark	No Limitation	0%
International	PIMCO Emerging Markets Bond	Emerging market fixed income instruments	+/- 2 years of its benchmark	Max 15% of total assets below B	≥ 80% of assets(11)
	PIMCO Emerging Markets Currency and Short-Term Investments	Currencies of, or fixed income instruments denominated in currencies of, emerging market countries and short-term investments	≤ 2 years	Max 15% of total assets below B	No Limitation(12)
	PIMCO International Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income instruments	+/-3 years of its benchmark	Max 10% of total assets below Baa	No Limitation(5)
	PIMCO International Bond (Unhedged)	Intermediate maturity non-U.S. fixed income instruments	+/-3 years of its benchmark	Max 10% of total assets below Baa	No Limitation
	PIMCO Global Advantage® Strategy Bond	U.S. and non-U.S. fixed income instruments	≤ 8 years	Max 15% of total assets below B	No Limitation
	PIMCO Global Bond Opportunities (U.S. Dollar-Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income instruments	2 to 8 years	Max 20% of total assets below Baa	No Limitation(5)
	PIMCO Global Bond Opportunities (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income instruments	2 to 8 years	Max 20% of total assets below Baa	No Limitation
	PIMCO Diversified Income	Investment grade corporate, high yield and emerging market fixed income instruments	3 to 8 years	Max 10% below B	No Limitation

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Prospectus

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Instruments(2)
	PIMCO Emerging Markets Local Currency and Bond	Currencies of, or fixed income instruments denominated in currencies of, emerging market countries and fixed income instruments	+/-2 years of its benchmark	Max 15% of total assets below B	No Limitations(13)
	PIMCO Emerging Markets Corporate Bond	Diversified portfolio of fixed income instruments economically tied to emerging market countries	+/- 2 years of its benchmark	Max 15% of total assets below B	No Limitation
Absolute Return	PIMCO Dynamic Bond	Diversified portfolio of fixed income instruments	(-3) to 8 years	Max 40% of total assets below Baa	No Limitation(14)
	PIMCO Strategic Bond	Diversified portfolio of fixed income instruments	(-1) to 5 years	Max 20% of total assets below Baa	No Limitation(15)
	PIMCO Credit Opportunities Bond	Diversified portfolio of fixed income instruments	0 to 6 years	Max 50% of total assets below B-	No Limitation(5)
PIMCO TRENDS Managed Futures Strategy

Financial and commodity-linked derivative instruments selected by a quantitative strategy and generally backed by a short to intermediate duration portfolio which may consist of cash equivalent securities and fixed income instruments

			N/A	No Limitation	No Limitation
	PIMCO RAE Fundamental Advantage PLUS	Long exposure to RAE US Large Model Portfolio, short exposure to the S&P 500 Index, complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(14)
Domestic Equity-Related	PIMCO RAE PLUS	Exposure to RAE US Large Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(14)
	PIMCO RAE Low Volatility PLUS	Exposure to RAE Low Volatility US Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(16)
	PIMCO StocksPLUS® Small	Russell 2000® Index derivatives backed by a diversified portfolio of actively managed fixed income instruments	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(10)	No Limitation(16)
	PIMCO StocksPLUS® Long Duration	S&P 500 Index derivatives backed by a diversified portfolio of long-term fixed income instruments	+/-2 years of Bloomberg Barclays Long-Term Government/Credit Index(17)	B to Aaa; max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO StocksPLUS® Absolute Return	S&P 500 Index derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(10)	No Limitation(14)
	PIMCO StocksPLUS®	S&P 500 Index derivatives backed by a portfolio of short-term fixed income instruments	≤ 1 year	B to Aaa; max 10% of total assets below Baa(10)	0-30% of total assets(5)
	PIMCO RAE PLUS Small	Exposure to RAE US Small Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(14)
	PIMCO EqS® Long/Short	Long and short exposure to equity securities	N/A	No Limitation	No Limitation
	PIMCO RAE US	Exposure to RAE US Portfolio	N/A	N/A	0%
	PIMCO RAE US Small	Exposure to RAE US Small Portfolio	N/A	N/A	0%
International Equity-Related	PIMCO Dividend and Income	Exposure to RAE Income Global Portfolio in Equity Sleeve; remainder of portfolio invests in fixed income instruments of varying maturities	N/A	No Limitation	No Limitation
	PIMCO RAE PLUS EMG	Exposure to RAE Emerging Markets Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(16)
	PIMCO RAE Low Volatility PLUS EMG	Exposure to RAE Low Volatility Emerging Markets Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(16)
	PIMCO StocksPLUS® International (Unhedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(10)	No Limitation(16)

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PIMCO Funds

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Instruments(2)
	PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	Non-U.S. equity derivatives (hedged to U.S. dollars) backed by a portfolio of fixed income instruments.	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(10)	No Limitation(16)
	PIMCO RAE PLUS International	Exposure to RAE International Large Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(16)
	PIMCO RAE Low Volatility PLUS International	Exposure to RAE Low Volatility International Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(16)
PIMCO RAE Worldwide Long/Short PLUS

Long exposure to RAE Low Volatility U.S. Model Portfolio, RAE Low Volatility Intl Model Portfolio and RAE Low Volatility EMG Model Portfolio, short exposure to certain traditional capitalization-weighted equity indexes, complemented by a portfolio of fixed income instruments

			(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(16)
	PIMCO RAE Emerging Markets	Exposure to RAE Emerging Markets Portfolio	N/A	N/A	No Limitation
	PIMCO RAE International	Exposure to RAE International Portfolio	N/A	N/A	No Limitation
U.S. Government Securities	PIMCO Government Money Market	U.S. government securities	≤ 60 days dollar-weighted average maturity	Min 97% of total assets Prime 1; ≤ 3% of total assets Prime 2	0%
Short Strategy	PIMCO StocksPLUS® Short	Short S&P 500 Index derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(10)	No Limitation(14)
Actively-Managed Exchange-Traded Funds	PIMCO Active Bond Exchange-Traded	Fixed income instruments of varying maturities	2 to 8 years	Max 30% of total assets below Baa	0-15% of total assets(4)
	PIMCO Enhanced Low Duration Active Exchange-Traded	Fixed income instruments of varying maturities	1 to 3 years	Max 15% below Baa	No Limitation(8)
	PIMCO Enhanced Short Maturity Active Exchange-Traded	Short to intermediate maturity fixed income instruments	≤1 year	Baa to Aaa	0%
	PIMCO Intermediate Municipal Bond Active Exchange-Traded	Intermediate maturity municipal securities (exempt from federal income tax)	(-2) to 4 years of its benchmark	Baa to Aaa	0%
	PIMCO Short Term Municipal Bond Active Exchange-Traded	Short maturity municipal securities (exempt from federal income tax)	≤ 3 years	Baa to Aaa	0%
Index Exchange-Traded Funds	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded	Component securities of the ICE BofAML 0-5 Year US High Yield Constrained Index	Intended to closely correspond to the portfolio duration of the securities comprising the underlying index, as calculated by PIMCO	N/A	N/A
	PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded	Component securities of the ICE BofAML 1-3 Year US Treasury Index	Intended to closely correspond to the portfolio duratin of the securities comprising the underlying index, as calculated by PIMCO	N/A	N/A
	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded	Component securities of the ICE BofAML 1-5 Year US Inflation-Linked Trasury Index	N/A	N/A	N/A
	PIMCO 15+ Year U.S. TIPS Index Exchange-Traded	Component securities of the ICE BofAML 15+ Year US Inflation-Linked Treasury Index	N/A	N/A	N/A
	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded	Component Securities of the ICE BofAML Long US Treasury Principal STRIPS Index	Intended to closely correspond to the portfolio duration of the securities comprising the underlying index, as calculated by PIMCO	N/A	N/A
	PIMCO Broad U.S. TIPS Index Exchange-Traded	Component securities of the ICE BofAML US Inflation-Linked Trasury Index	N/A	N/A	N/A

96	PROSPECTUS | PIMCO FUNDS

Prospectus

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Instruments(2)
	PIMCO Investment Grade Corporate Bond Index Exchange-Traded	Component securities of the ICE BofAML US Corporate Index	Intended to closely correspond to the portfolio duration of the securities comprisng the underlying index, as calculated by PIMCO	N/A	N/A

1 As rated by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

2 Certain Underlying PIMCO Funds may invest beyond these limits in U.S. dollar-denominated instruments of non-U.S. issuers.

3 Such limitation shall not apply to the Fund's investments in mortgage- and asset-backed securities.

4 The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets.

5 The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

6 The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to within 10% (plus or minus) of the Fund's benchmark's foreign currency exposure.

7 The Fund may also invest up to an additional 5% of its total assets in mortgage-related high yield instruments rated below Baa.

8 The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets.

9 Such limitation shall not apply to the Fund's investments in mortgage-related securities.

10 Within such limitation, the Fund may invest in mortgage-related securities rated below B.

11 The percentage limitation relates to Fixed Income Instruments of non-U.S. issuers denominated in any currency.

12 The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, emerging market countries, and in short-term investments.

13 The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, emerging market countries and in Fixed Income Instruments, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

14 The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets.

15 The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 25% of its total assets.

16 With respect to the Fund's fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets.

17 The Bloomberg Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or investment grade credit securities having a maturity of 10 years or more.

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Prospectus

Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or a class commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is available free of charge by calling the Trust at the phone number on the back of this prospectus. The annual report is also available for download free of charge on the Trust's Web site at pimco.com. Note: All footnotes to the financial highlights table appear at the end of the tables.

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets(c)
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
PIMCO Emerging Markets Local Currency and Bond Fund
Institutional Class
03/31/2019	$7.83	$0.41	$(1.12)	$(0.71)	$0.00	$0.00	$(0.42)	$(0.42)	$6.70	(9.02)%	$3,071,046	0.94%	0.94%	0.90%	0.90%	6.06%	107%
03/31/2018	7.37	0.46	0.47	0.93	(0.30)	0.00	(0.17)	(0.47)	7.83	13.02	4,053,891	0.92	0.92	0.90	0.90	6.11	75
03/31/2017	7.21	0.41	0.16	0.57	(0.00)	0.00	(0.41)	(0.41)	7.37	8.23	3,762,136	0.91	0.91	0.90	0.90	5.61	64
03/31/2016	7.92	0.33	(0.68)	(0.35)	0.00	0.00	(0.36)	(0.36)	7.21	(4.30)	4,828,418	0.90	0.90	0.90	0.90	4.56	58
03/31/2015	9.39	0.42	(1.44)	(1.02)	0.00	0.00	(0.45)	(0.45)	7.92	(11.37)	7,582,732	0.90	0.90	0.90	0.90	4.62	60
I-2
03/31/2019	$7.83	$0.41	$(1.13)	$(0.72)	$0.00	$0.00	$(0.41)	$(0.41)	$6.70	(9.11)%	$79,666	1.04%	1.04%	1.00%	1.00%	5.97%	107%
03/31/2018	7.37	0.46	0.46	0.92	(0.29)	0.00	(0.17)	(0.46)	7.83	12.91	102,801	1.02	1.02	1.00	1.00	6.06	75
03/31/2017	7.21	0.40	0.17	0.57	(0.00)	0.00	(0.41)	(0.41)	7.37	8.12	71,269	1.01	1.01	1.00	1.00	5.50	64
03/31/2016	7.92	0.33	(0.69)	(0.36)	0.00	0.00	(0.35)	(0.35)	7.21	(4.40)	109,314	1.00	1.00	1.00	1.00	4.46	58
03/31/2015	9.39	0.41	(1.44)	(1.03)	0.00	0.00	(0.44)	(0.44)	7.92	(11.46)	206,380	1.00	1.00	1.00	1.00	4.54	60
I-3
04/27/2018 - 03/31/2019	$7.59	$0.38	$(0.90)	$(0.52)	$0.00	$0.00	$(0.37)	$(0.37)	$6.70	(6.76)%	$6,688	1.09%*	1.14%*	1.05%*	1.10%*	6.08%*	107%
Class A
03/31/2019	$7.83	$0.38	$(1.12)	$(0.74)	$0.00	$0.00	$(0.39)	$(0.39)	$6.70	(9.38)%	$66,424	1.34%	1.34%	1.30%	1.30%	5.66%	107%
03/31/2018	7.37	0.44	0.46	0.90	(0.27)	0.00	(0.17)	(0.44)	7.83	12.57	89,979	1.32	1.32	1.30	1.30	5.75	75
03/31/2017	7.21	0.38	0.16	0.54	(0.00)	0.00	(0.38)	(0.38)	7.37	7.77	41,763	1.34 (d)	1.34 (d)	1.33 (d)	1.33 (d)	5.18	64
03/31/2016	7.92	0.30	(0.68)	(0.38)	0.00	0.00	(0.33)	(0.33)	7.21	(4.73)	48,860	1.35	1.35	1.35	1.35	4.12	58
03/31/2015	9.39	0.39	(1.45)	(1.06)	0.00	0.00	(0.41)	(0.41)	7.92	(11.77)	82,985	1.35	1.35	1.35	1.35	4.20	60
Class C
03/31/2019	$7.83	$0.33	$(1.12)	$(0.79)	$0.00	$0.00	$(0.34)	$(0.34)	$6.70	(10.06)%	$12,624	2.09%	2.09%	2.05%	2.05%	4.91%	107%
03/31/2018	7.37	0.37	0.48	0.85	(0.22)	0.00	(0.17)	(0.39)	7.83	11.74	19,403	2.07	2.07	2.05	2.05	4.95	75
03/31/2017	7.21	0.32	0.17	0.49	(0.00)	0.00	(0.33)	(0.33)	7.37	6.97	20,796	2.09 (d)	2.09 (d)	2.08 (d)	2.08 (d)	4.44	64
03/31/2016	7.92	0.25	(0.69)	(0.44)	0.00	0.00	(0.27)	(0.27)	7.21	(5.45)	23,905	2.10	2.10	2.10	2.10	3.37	58
03/31/2015	9.39	0.32	(1.45)	(1.13)	0.00	0.00	(0.34)	(0.34)	7.92	(12.43)	41,587	2.10	2.10	2.10	2.10	3.45	60
PIMCO Emerging Markets Bond Fund
Institutional Class
03/31/2019	$10.39	$0.43	$(0.11)	$0.32	$(0.44)	$0.00	$0.00	$(0.44)	$10.27	3.28%	$1,834,852	0.85%	0.85%	0.83%	0.83%	4.30%	26%
03/31/2018	10.43	0.47	0.00	0.47	(0.51)	0.00	0.00	(0.51)	10.39	4.48	1,531,972	0.84	0.84	0.83	0.83	4.50	30
03/31/2017	9.70	0.55	0.76	1.31	(0.45)	0.00	(0.13)	(0.58)	10.43	13.78	1,400,479	0.83	0.83	0.83	0.83	5.37	44
03/31/2016	10.23	0.48	(0.45)	0.03	(0.51)	(0.05)	0.00	(0.56)	9.70	0.45	1,032,754	0.83	0.83	0.83	0.83	4.89	43
03/31/2015	10.83	0.51	(0.42)	0.09	(0.56)	(0.13)	0.00	(0.69)	10.23	0.69	1,635,008	0.83	0.83	0.83	0.83	4.67	22
I-2
03/31/2019	$10.39	$0.42	$(0.11)	$0.31	$(0.43)	$0.00	$0.00	$(0.43)	$10.27	3.18%	$121,082	0.95%	0.95%	0.93%	0.93%	4.19%	26%
03/31/2018	10.43	0.47	(0.01)	0.46	(0.50)	0.00	0.00	(0.50)	10.39	4.38	117,780	0.94	0.94	0.93	0.93	4.41	30
03/31/2017	9.70	0.54	0.76	1.30	(0.44)	0.00	(0.13)	(0.57)	10.43	13.66	114,136	0.93	0.93	0.93	0.93	5.26	44
03/31/2016	10.23	0.47	(0.45)	0.02	(0.50)	(0.05)	0.00	(0.55)	9.70	0.36	113,311	0.93	0.93	0.93	0.93	4.76	43
03/31/2015	10.83	0.50	(0.43)	0.07	(0.54)	(0.13)	0.00	(0.67)	10.23	0.59	199,908	0.93	0.93	0.93	0.93	4.64	22
I-3
04/27/2018 - 03/31/2019	$10.25	$0.40	$0.01	$0.41	$(0.39)	$0.00	$0.00	$(0.39)	$10.27	4.22%	$1,054	1.00%*	1.05%*	0.98%*	1.03%*	4.33%*	26%
Class A
03/31/2019	$10.39	$0.39	$(0.11)	$0.28	$(0.40)	$0.00	$0.00	$(0.40)	$10.27	2.90%	$237,364	1.22%	1.22%	1.20%	1.20%	3.91%	26%
03/31/2018	10.43	0.44	(0.01)	0.43	(0.47)	0.00	0.00	(0.47)	10.39	4.10	273,186	1.21	1.21	1.20	1.20	4.17	30
03/31/2017	9.70	0.51	0.76	1.27	(0.41)	0.00	(0.13)	(0.54)	10.43	13.36	153,067	1.20	1.20	1.20	1.20	5.00	44
03/31/2016	10.23	0.44	(0.45)	(0.01)	(0.47)	(0.05)	0.00	(0.52)	9.70	0.09	162,167	1.20	1.20	1.20	1.20	4.50	43
03/31/2015	10.83	0.47	(0.43)	0.04	(0.51)	(0.13)	0.00	(0.64)	10.23	0.30	211,391	1.25 (e)	1.25 (e)	1.25 (e)	1.25 (e)	4.30	22

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	98-99

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets(c)
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
Class C
03/31/2019	$10.39	$0.31	$(0.10)	$0.21	$(0.33)	$0.00	$0.00	$(0.33)	$10.27	2.14%	$31,351	1.97%	1.97%	1.95%	1.95%	3.15%	26%
03/31/2018	10.43	0.36	(0.01)	0.35	(0.39)	0.00	0.00	(0.39)	10.39	3.33	41,967	1.96	1.96	1.95	1.95	3.42	30
03/31/2017	9.70	0.44	0.76	1.20	(0.34)	0.00	(0.13)	(0.47)	10.43	12.51	65,724	1.95	1.95	1.95	1.95	4.25	44
03/31/2016	10.23	0.37	(0.45)	(0.08)	(0.40)	(0.05)	0.00	(0.45)	9.70	(0.66)	71,150	1.95	1.95	1.95	1.95	3.78	43
03/31/2015	10.83	0.39	(0.43)	(0.04)	(0.43)	(0.13)	0.00	(0.56)	10.23	(0.45)	97,383	2.00 (e)	2.00 (e)	2.00 (e)	2.00 (e)	3.57	22
PIMCO Emerging Markets Corporate Bond Fund
Institutional Class
03/31/2019	$10.55	$0.52	$(0.07)	$0.45	$(0.50)	$0.00	$0.00	$(0.50)	$10.50	4.49%	$158,019	0.98%	0.98%	0.90%	0.90%	5.07%	46%
03/31/2018	10.58	0.48	(0.04)	0.44	(0.47)	0.00	0.00	(0.47)	10.55	4.23	140,249	0.95 (f)	0.95 (f)	0.93 (f)	0.93 (f)	4.51	81
03/31/2017	9.83	0.48	0.76	1.24	(0.49)	0.00	0.00	(0.49)	10.58	12.81	136,911	0.95	0.95	0.95	0.95	4.68	94
03/31/2016	10.52	0.48	(0.68)	(0.20)	(0.49)	0.00	0.00	(0.49)	9.83	(1.89)	139,423	1.05 (g)	1.05 (g)	1.05 (g)	1.05 (g)	4.73	69
03/31/2015	11.35	0.48	(0.78)	(0.30)	(0.53)	0.00	0.00	(0.53)	10.52	(2.84)	296,880	1.15	1.15	1.15	1.15	4.23	98
PIMCO Emerging Markets Currency and Short-Term Investments Fund
Institutional Class
03/31/2019	$9.62	$0.34	$(0.90)	$(0.56)	$(0.93)	$0.00	$(0.08)	$(1.01)	$8.05	(5.57)%	$2,876,945	0.88%	0.88%	0.85%	0.85%	3.90%	39%
03/31/2018	9.07	0.28	0.55	0.83	(0.28)	0.00	0.00	(0.28)	9.62	9.31	4,127,541	0.87	0.87	0.85	0.85	2.98	62
03/31/2017	8.75	0.28	0.30	0.58	(0.26)	0.00	0.00	(0.26)	9.07	6.76	4,006,383	0.87	0.87	0.85	0.85	3.12	82
03/31/2016	9.09	0.22	(0.34)	(0.12)	(0.08)	0.00	(0.14)	(0.22)	8.75	(1.27)	3,907,369	0.86	0.86	0.85	0.85	2.56	64
03/31/2015	10.18	0.21	(1.08)	(0.87)	(0.22)	0.00	0.00	(0.22)	9.09	(8.70)	6,012,591	0.85	0.85	0.85	0.85	2.14	76
I-2
03/31/2019	$9.62	$0.33	$(0.90)	$(0.57)	$(0.92)	$0.00	$(0.08)	$(1.00)	$8.05	(5.66)%	$6,785	0.98%	0.98%	0.95%	0.95%	3.84%	39%
03/31/2018	9.07	0.27	0.55	0.82	(0.27)	0.00	0.00	(0.27)	9.62	9.20	9,450	0.97	0.97	0.95	0.95	2.88	62
03/31/2017	8.75	0.27	0.30	0.57	(0.25)	0.00	0.00	(0.25)	9.07	6.66	7,050	0.97	0.97	0.95	0.95	3.03	82
03/31/2016	9.09	0.22	(0.35)	(0.13)	(0.07)	0.00	(0.14)	(0.21)	8.75	(1.36)	6,745	0.96	0.96	0.95	0.95	2.47	64
03/31/2015	10.18	0.19	(1.07)	(0.88)	(0.21)	0.00	0.00	(0.21)	9.09	(8.79)	20,371	0.95	0.95	0.95	0.95	1.94	76
Class A
03/31/2019	$9.62	$0.30	$(0.89)	$(0.59)	$(0.90)	$0.00	$(0.08)	$(0.98)	$8.05	(5.94)%	$17,637	1.28%	1.28%	1.25%	1.25%	3.51%	39%
03/31/2018	9.07	0.24	0.56	0.80	(0.25)	0.00	0.00	(0.25)	9.62	8.88	27,108	1.27	1.27	1.25	1.25	2.57	62
03/31/2017	8.75	0.24	0.31	0.55	(0.23)	0.00	0.00	(0.23)	9.07	6.34	11,702	1.27	1.27	1.25	1.25	2.73	82
03/31/2016	9.09	0.19	(0.34)	(0.15)	(0.07)	0.00	(0.12)	(0.19)	8.75	(1.66)	17,595	1.26	1.26	1.25	1.25	2.16	64
03/31/2015	10.18	0.16	(1.07)	(0.91)	(0.18)	0.00	0.00	(0.18)	9.09	(9.07)	25,822	1.25	1.25	1.25	1.25	1.64	76
PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class
03/31/2019	$7.89	$0.33	$(0.60)	$(0.27)	$(0.32)	$0.00	$(0.06)	$(0.38)	$7.24	(3.23)%	$403,252	0.07%	0.94%	0.07%	0.94%	4.57%	9%
03/31/2018	7.65	0.22	0.44	0.66	(0.34)	0.00	(0.08)	(0.42)	7.89	8.83	423,689	0.09 (h)	0.97 (h)	0.09 (h)	0.97 (h)	2.77	4
03/31/2017	7.31	0.40	0.33	0.73	(0.39)	0.00	0.00	(0.39)	7.65	10.27	364,302	0.11	0.99	0.11	0.99	5.28	16
03/31/2016	7.94	0.36	(0.62)	(0.26)	(0.37)	0.00	0.00	(0.37)	7.31	(3.24)	340,542	0.04	0.99	0.04	0.99	4.91	42
03/31/2015	8.96	0.43	(1.00)	(0.57)	(0.43)	(0.02)	0.00	(0.45)	7.94	(6.67)	403,846	0.04	0.99	0.04	0.99	4.91	28
PIMCO Global Advantage® Strategy Bond Fund
Institutional Class
03/31/2019	$10.85	$0.32	$(0.12)	$0.20	$(0.26)	$0.00	$0.00	$(0.26)	$10.79	1.88%	$403,420	0.85%	0.85%	0.65%	0.65%	3.02%	299%
03/31/2018	10.52	0.30	0.24	0.54	(0.10)	0.00	(0.11)	(0.21)	10.85	5.17	427,754	0.74 (i)	0.74 (i)	0.68 (i)	0.68 (i)	2.83	264
03/31/2017	10.06	0.30	0.37	0.67	(0.01)	0.00	(0.20)	(0.21)	10.52	6.78	453,803	0.77	0.77	0.70	0.70	2.89	341
03/31/2016	10.38	0.22	(0.32)	(0.10)	0.00	0.00	(0.22)	(0.22)	10.06	(0.92)	903,363	0.74	0.74	0.70	0.70	2.17	263
03/31/2015	11.25	0.25	(0.84)	(0.59)	0.00	(0.03)	(0.25)	(0.28)	10.38	(5.34)	1,719,172	0.71	0.71	0.70	0.70	2.22	141
I-2
03/31/2019	$10.85	$0.31	$(0.12)	$0.19	$(0.25)	$0.00	$0.00	$(0.25)	$10.79	1.78%	$2,161	0.95%	0.95%	0.75%	0.75%	2.94%	299%
03/31/2018	10.52	0.29	0.24	0.53	(0.09)	0.00	(0.11)	(0.20)	10.85	5.06	3,363	0.84 (i)	0.84 (i)	0.78 (i)	0.78 (i)	2.74	264
03/31/2017	10.06	0.28	0.38	0.66	(0.01)	0.00	(0.19)	(0.20)	10.52	6.67	3,768	0.87	0.87	0.80	0.80	2.71	341
03/31/2016	10.38	0.22	(0.33)	(0.11)	0.00	0.00	(0.21)	(0.21)	10.06	(1.02)	4,354	0.84	0.84	0.80	0.80	2.13	263
03/31/2015	11.25	0.33	(0.93)	(0.60)	0.00	(0.03)	(0.24)	(0.27)	10.38	(5.43)	15,463	0.81	0.81	0.80	0.80	2.94	141
Class A
03/31/2019	$10.85	$0.28	$(0.13)	$0.15	$(0.21)	$0.00	$0.00	$(0.21)	$10.79	1.48%	$7,874	1.25%	1.25%	1.05%	1.05%	2.62%	299%
03/31/2018	10.52	0.26	0.24	0.50	(0.08)	0.00	(0.09)	(0.17)	10.85	4.75	10,013	1.14 (i)	1.14 (i)	1.08 (i)	1.08 (i)	2.44	264
03/31/2017	10.06	0.26	0.37	0.63	(0.01)	0.00	(0.16)	(0.17)	10.52	6.35	8,484	1.17	1.17	1.10	1.10	2.47	341
03/31/2016	10.38	0.18	(0.32)	(0.14)	0.00	0.00	(0.18)	(0.18)	10.06	(1.32)	14,080	1.14	1.14	1.10	1.10	1.79	263
03/31/2015	11.25	0.23	(0.86)	(0.63)	0.00	(0.03)	(0.21)	(0.24)	10.38	(5.72)	24,495	1.11	1.11	1.10	1.10	2.07	141

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	100-101

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets(c)
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

PIMCO Global Bond Opportunities Fund (Unhedged)
Institutional Class
03/31/2019	$9.65	$0.27	$(0.52)	$(0.25)	$(0.16)	$(0.21)	$(0.09)	$(0.46)	$8.94	(2.60)%	$173,384	0.72%	0.72%	0.55%	0.55%	2.99%	272%
03/31/2018	9.15	0.24	0.45	0.69	(0.19)	0.00	0.00	(0.19)	9.65	7.56	230,027	0.65	0.65	0.55	0.55	2.51	309
03/31/2017	9.18	0.22	(0.05)	0.17	(0.20)	0.00	0.00	(0.20)	9.15	1.79	294,292	0.61	0.61	0.55	0.55	2.39	433
03/31/2016	9.12	0.20	0.03	0.23	(0.00)	0.00	(0.17)	(0.17)	9.18	2.54	409,319	0.57	0.57	0.55	0.55	2.29	380
03/31/2015	9.51	0.24	(0.41)	(0.17)	(0.22)	0.00	0.00	(0.22)	9.12	(1.82)	495,294	0.57	0.57	0.55	0.55	2.58	358
Administrative Class
03/31/2019	$9.65	$0.25	$(0.53)	$(0.28)	$(0.13)	$(0.21)	$(0.09)	$(0.43)	$8.94	(2.84)%	$83,658	0.97%	0.97%	0.80%	0.80%	2.75%	272%
03/31/2018	9.15	0.22	0.44	0.66	(0.16)	0.00	0.00	(0.16)	9.65	7.29	101,563	0.90	0.90	0.80	0.80	2.27	309
03/31/2017	9.18	0.20	(0.06)	0.14	(0.17)	0.00	0.00	(0.17)	9.15	1.54	107,463	0.86	0.86	0.80	0.80	2.15	433
03/31/2016	9.12	0.18	0.02	0.20	(0.00)	0.00	(0.14)	(0.14)	9.18	2.29	121,198	0.82	0.82	0.80	0.80	2.04	380
03/31/2015	9.51	0.22	(0.41)	(0.19)	(0.20)	0.00	0.00	(0.20)	9.12	(2.06)	144,369	0.82	0.82	0.80	0.80	2.31	358
Class A
03/31/2019	$9.65	$0.24	$(0.53)	$(0.29)	$(0.12)	$(0.21)	$(0.09)	$(0.42)	$8.94	(2.99)%	$11,099	1.12%	1.12%	0.95%	0.95%	2.60%	272%
01/31/2018 - 03/31/2018	9.77	0.06	(0.15)	(0.09)	(0.03)	0.00	0.00	(0.03)	9.65	0.92	15,496	1.05 *	1.05 *	0.95 *	0.95 *	3.82 *	309
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2019	$10.22	$0.24	$(0.02)	$0.22	$(0.23)	$0.00	$0.00	$(0.23)	$10.21	2.18%	$810,426	0.62%	0.62%	0.55%	0.55%	2.41%	295%
03/31/2018	10.22	0.19	0.14	0.33	(0.26)	(0.07)	0.00	(0.33)	10.22	3.24	724,490	0.59	0.59	0.55	0.55	1.83	307
03/31/2017	10.00	0.20	0.28	0.48	(0.26)	0.00	0.00	(0.26)	10.22	4.88	572,631	0.57	0.57	0.55	0.55	1.94	395
03/31/2016	10.59	0.17	(0.20)	(0.03)	(0.44)	(0.12)	0.00	(0.56)	10.00	(0.09)	492,168	0.57	0.57	0.55	0.55	1.64	354
03/31/2015	10.29	0.23	0.74	0.97	(0.67)	0.00	0.00	(0.67)	10.59	9.68	397,372	0.56	0.56	0.55	0.55	2.16	338
I-2
03/31/2019	$10.22	$0.23	$(0.02)	$0.21	$(0.22)	$0.00	$0.00	$(0.22)	$10.21	2.08%	$61,502	0.72%	0.72%	0.65%	0.65%	2.30%	295%
03/31/2018	10.22	0.18	0.14	0.32	(0.25)	(0.07)	0.00	(0.32)	10.22	3.13	70,107	0.69	0.69	0.65	0.65	1.72	307
03/31/2017	10.00	0.19	0.28	0.47	(0.25)	0.00	0.00	(0.25)	10.22	4.77	72,658	0.67	0.67	0.65	0.65	1.82	395
03/31/2016	10.59	0.16	(0.20)	(0.04)	(0.43)	(0.12)	0.00	(0.55)	10.00	(0.19)	49,706	0.67	0.67	0.65	0.65	1.57	354
03/31/2015	10.29	0.21	0.75	0.96	(0.66)	0.00	0.00	(0.66)	10.59	9.58	45,144	0.66	0.66	0.65	0.65	1.96	338
Administrative Class
03/31/2019	$10.22	$0.22	$(0.03)	$0.19	$(0.20)	$0.00	$0.00	$(0.20)	$10.21	1.93%	$5,219	0.87%	0.87%	0.80%	0.80%	2.15%	295%
03/31/2018	10.22	0.16	0.15	0.31	(0.24)	(0.07)	0.00	(0.31)	10.22	2.98	6,344	0.84	0.84	0.80	0.80	1.57	307
03/31/2017	10.00	0.18	0.28	0.46	(0.24)	0.00	0.00	(0.24)	10.22	4.62	8,900	0.82	0.82	0.80	0.80	1.72	395
03/31/2016	10.59	0.14	(0.19)	(0.05)	(0.42)	(0.12)	0.00	(0.54)	10.00	(0.34)	7,322	0.82	0.82	0.80	0.80	1.42	354
03/31/2015	10.29	0.20	0.75	0.95	(0.65)	0.00	0.00	(0.65)	10.59	9.41	5,439	0.81	0.81	0.80	0.80	1.87	338
Class A
03/31/2019	$10.22	$0.21	$(0.03)	$0.18	$(0.19)	$0.00	$0.00	$(0.19)	$10.21	1.83%	$61,647	0.97%	0.97%	0.90%	0.90%	2.06%	295%
03/31/2018	10.22	0.15	0.15	0.30	(0.23)	(0.07)	0.00	(0.30)	10.22	2.88	71,213	0.94	0.94	0.90	0.90	1.46	307
03/31/2017	10.00	0.16	0.29	0.45	(0.23)	0.00	0.00	(0.23)	10.22	4.51	80,744	0.92	0.92	0.90	0.90	1.60	395
03/31/2016	10.59	0.14	(0.20)	(0.06)	(0.41)	(0.12)	0.00	(0.53)	10.00	(0.44)	71,768	0.92	0.92	0.90	0.90	1.33	354
03/31/2015	10.29	0.19	0.75	0.94	(0.64)	0.00	0.00	(0.64)	10.59	9.30	73,910	0.91	0.91	0.90	0.90	1.80	338
Class C
03/31/2019	$10.22	$0.13	$(0.02)	$0.11	$(0.12)	$0.00	$0.00	$(0.12)	$10.21	1.07%	$10,315	1.72%	1.72%	1.65%	1.65%	1.30%	295%
03/31/2018	10.22	0.07	0.15	0.22	(0.15)	(0.07)	0.00	(0.22)	10.22	2.11	15,536	1.69	1.69	1.65	1.65	0.71	307
03/31/2017	10.00	0.09	0.28	0.37	(0.15)	0.00	0.00	(0.15)	10.22	3.73	22,700	1.67	1.67	1.65	1.65	0.86	395
03/31/2016	10.59	0.06	(0.20)	(0.14)	(0.33)	(0.12)	0.00	(0.45)	10.00	(1.20)	26,066	1.67	1.67	1.65	1.65	0.58	354
03/31/2015	10.29	0.11	0.75	0.86	(0.56)	0.00	0.00	(0.56)	10.59	8.50	26,823	1.66	1.66	1.65	1.65	1.04	338
PIMCO International Bond Fund (Unhedged)
Institutional Class
03/31/2019	$10.37	$0.24	$(0.69)	$(0.45)	$(0.28)	$(0.13)	$(0.01)	$(0.42)	$9.50	(4.25)%	$938,509	0.66%	0.66%	0.50%	0.50%	2.44%	208%
03/31/2018	9.51	0.22	0.79	1.01	(0.15)	0.00	0.00	(0.15)	10.37	10.67	758,960	0.59	0.59	0.50	0.50	2.17	150
03/31/2017	9.66	0.25	(0.21)	0.04	(0.13)	0.00	(0.06)	(0.19)	9.51	0.35	578,721	0.60	0.60	0.50	0.50	2.56	267
03/31/2016	9.62	0.23	(0.02)	0.21	0.00	(0.03)	(0.14)	(0.17)	9.66	2.31	715,413	0.52	0.52	0.50	0.50	2.50	327
03/31/2015	10.34	0.27	(0.77)	(0.50)	(0.22)	0.00	0.00	(0.22)	9.62	(4.92)	1,244,376	0.54	0.54	0.50	0.50	2.67	312
I-2
03/31/2019	$10.37	$0.23	$(0.69)	$(0.46)	$(0.27)	$(0.13)	$(0.01)	$(0.41)	$9.50	(4.35)%	$133,765	0.76%	0.76%	0.60%	0.60%	2.33%	208%
03/31/2018	9.51	0.21	0.79	1.00	(0.14)	0.00	0.00	(0.14)	10.37	10.56	244,642	0.69	0.69	0.60	0.60	2.07	150
03/31/2017	9.66	0.24	(0.21)	0.03	(0.12)	0.00	(0.06)	(0.18)	9.51	0.25	66,644	0.70	0.70	0.60	0.60	2.44	267
03/31/2016	9.62	0.22	(0.02)	0.20	0.00	(0.03)	(0.13)	(0.16)	9.66	2.21	73,243	0.62	0.62	0.60	0.60	2.40	327
03/31/2015	10.34	0.26	(0.77)	(0.51)	(0.21)	0.00	0.00	(0.21)	9.62	(5.02)	104,780	0.64	0.64	0.60	0.60	2.54	312

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	102-103

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets(c)
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
I-3
04/27/2018 - 03/31/2019	$10.13	$0.20	$(0.44)	$(0.24)	$(0.26)	$(0.13)	$0.00	$(0.39)	$9.50	(2.24)%	$36,071	0.81%*	0.86%*	0.65%*	0.70%*	2.11%*	208%
Administrative Class
03/31/2019	$10.37	$0.21	$(0.69)	$(0.48)	$(0.25)	$(0.13)	$(0.01)	$(0.39)	$9.50	(4.49)%	$53,398	0.91%	0.91%	0.75%	0.75%	2.19%	208%
03/31/2018	9.51	0.19	0.79	0.98	(0.12)	0.00	0.00	(0.12)	10.37	10.40	79,082	0.84	0.84	0.75	0.75	1.92	150
03/31/2017	9.66	0.21	(0.20)	0.01	(0.10)	0.00	(0.06)	(0.16)	9.51	0.10	33,544	0.85	0.85	0.75	0.75	2.19	267
03/31/2016	9.62	0.21	(0.02)	0.19	0.00	(0.03)	(0.12)	(0.15)	9.66	2.06	18,614	0.77	0.77	0.75	0.75	2.21	327
03/31/2015	10.34	0.24	(0.76)	(0.52)	(0.20)	0.00	0.00	(0.20)	9.62	(5.16)	17,139	0.79	0.79	0.75	0.75	2.38	312
Class A
03/31/2019	$10.37	$0.20	$(0.69)	$(0.49)	$(0.24)	$(0.13)	$(0.01)	$(0.38)	$9.50	(4.64)%	$211,975	1.06%	1.06%	0.90%	0.90%	2.04%	208%
03/31/2018	9.51	0.18	0.79	0.97	(0.11)	0.00	0.00	(0.11)	10.37	10.23	286,033	0.99	0.99	0.90	0.90	1.83	150
03/31/2017	9.66	0.21	(0.21)	0.00	(0.09)	0.00	(0.06)	(0.15)	9.51	(0.05)	62,578	1.00	1.00	0.90	0.90	2.18	267
03/31/2016	9.62	0.19	(0.01)	0.18	0.00	(0.03)	(0.11)	(0.14)	9.66	1.91	89,231	0.92	0.92	0.90	0.90	2.09	327
03/31/2015	10.34	0.24	(0.78)	(0.54)	(0.18)	0.00	0.00	(0.18)	9.62	(5.30)	115,075	0.94	0.94	0.90	0.90	2.36	312
Class C
03/31/2019	$10.37	$0.13	$(0.69)	$(0.56)	$(0.17)	$(0.13)	$(0.01)	$(0.31)	$9.50	(5.35)%	$8,151	1.81%	1.81%	1.65%	1.65%	1.29%	208%
03/31/2018	9.51	0.10	0.79	0.89	(0.03)	0.00	0.00	(0.03)	10.37	9.41	10,820	1.74	1.74	1.65	1.65	1.03	150
03/31/2017	9.66	0.14	(0.22)	(0.08)	(0.01)	0.00	(0.06)	(0.07)	9.51	(0.80)	18,596	1.75	1.75	1.65	1.65	1.42	267
03/31/2016	9.62	0.13	(0.02)	0.11	0.00	(0.02)	(0.05)	(0.07)	9.66	1.14	25,357	1.67	1.67	1.65	1.65	1.36	327
03/31/2015	10.34	0.16	(0.77)	(0.61)	(0.11)	0.00	0.00	(0.11)	9.62	(6.00)	36,759	1.69	1.69	1.65	1.65	1.56	312
PIMCO International Bond Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2019	$10.78	$0.23	$0.22	$0.45	$(0.30)	$(0.03)	$0.00	$(0.33)	$10.90	4.25%	$7,004,484	0.55%	0.55%	0.50%	0.50%	2.15%	202%
03/31/2018	10.50	0.19	0.26	0.45	(0.17)	0.00	0.00	(0.17)	10.78	4.28	5,441,847	0.56	0.56	0.50	0.50	1.81	154
03/31/2017	10.16	0.20	0.29	0.49	(0.15)	0.00	0.00	(0.15)	10.50	4.80	4,934,256	0.55	0.55	0.50	0.50	1.87	252
03/31/2016	11.01	0.19	(0.15)	0.04	(0.69)	(0.17)	(0.03)	(0.89)	10.16	0.59	4,963,502	0.51	0.51	0.50	0.50	1.84	313
03/31/2015	10.72	0.25	0.92	1.17	(0.84)	(0.04)	0.00	(0.88)	11.01	11.19	6,278,009	0.52	0.52	0.50	0.50	2.30	317
I-2
03/31/2019	$10.78	$0.22	$0.22	$0.44	$(0.29)	$(0.03)	$0.00	$(0.32)	$10.90	4.15%	$2,235,345	0.65%	0.65%	0.60%	0.60%	2.05%	202%
03/31/2018	10.50	0.18	0.26	0.44	(0.16)	0.00	0.00	(0.16)	10.78	4.18	1,813,474	0.66	0.66	0.60	0.60	1.71	154
03/31/2017	10.16	0.18	0.30	0.48	(0.14)	0.00	0.00	(0.14)	10.50	4.70	1,467,122	0.65	0.65	0.60	0.60	1.71	252
03/31/2016	11.01	0.18	(0.15)	0.03	(0.68)	(0.17)	(0.03)	(0.88)	10.16	0.49	943,560	0.61	0.61	0.60	0.60	1.71	313
03/31/2015	10.72	0.24	0.92	1.16	(0.83)	(0.04)	0.00	(0.87)	11.01	11.08	1,029,451	0.62	0.62	0.60	0.60	2.15	317
I-3
04/27/2018 - 03/31/2019	$10.75	$0.20	$0.25	$0.45	$(0.27)	$(0.03)	$0.00	$(0.30)	$10.90	4.27%	$44,144	0.70%*	0.75%*	0.65%*	0.70%*	2.05%*	202%
Administrative Class
03/31/2019	$10.78	$0.20	$0.22	$0.42	$(0.27)	$(0.03)	$0.00	$(0.30)	$10.90	3.99%	$105,489	0.80%	0.80%	0.75%	0.75%	1.90%	202%
03/31/2018	10.50	0.17	0.25	0.42	(0.14)	0.00	0.00	(0.14)	10.78	4.02	113,659	0.81	0.81	0.75	0.75	1.56	154
03/31/2017	10.16	0.17	0.29	0.46	(0.12)	0.00	0.00	(0.12)	10.50	4.54	92,478	0.80	0.80	0.75	0.75	1.59	252
03/31/2016	11.01	0.16	(0.15)	0.01	(0.66)	(0.17)	(0.03)	(0.86)	10.16	0.34	72,063	0.76	0.76	0.75	0.75	1.52	313
03/31/2015	10.72	0.22	0.92	1.14	(0.81)	(0.04)	0.00	(0.85)	11.01	10.92	42,514	0.77	0.77	0.75	0.75	1.99	317
Class A
03/31/2019	$10.78	$0.19	$0.22	$0.41	$(0.26)	$(0.03)	$0.00	$(0.29)	$10.90	3.84%	$1,307,657	0.95%	0.95%	0.90%	0.90%	1.75%	202%
03/31/2018	10.50	0.15	0.25	0.40	(0.12)	0.00	0.00	(0.12)	10.78	3.86	1,430,893	0.96	0.96	0.90	0.90	1.44	154
03/31/2017	10.16	0.16	0.28	0.44	(0.10)	0.00	0.00	(0.10)	10.50	4.38	454,901	0.95	0.95	0.90	0.90	1.52	252
03/31/2016	11.01	0.15	(0.15)	0.00	(0.65)	(0.17)	(0.03)	(0.85)	10.16	0.19	495,704	0.91	0.91	0.90	0.90	1.41	313
03/31/2015	10.72	0.21	0.91	1.12	(0.79)	(0.04)	0.00	(0.83)	11.01	10.75	444,228	0.92	0.92	0.90	0.90	1.93	317
Class C
03/31/2019	$10.78	$0.11	$0.22	$0.33	$(0.18)	$(0.03)	$0.00	$(0.21)	$10.90	3.07%	$74,219	1.70%	1.70%	1.65%	1.65%	1.00%	202%
03/31/2018	10.49	0.07	0.26	0.33	(0.04)	0.00	0.00	(0.04)	10.78	3.15	75,690	1.71	1.71	1.65	1.65	0.64	154
03/31/2017	10.16	0.07	0.29	0.36	(0.03)	0.00	0.00	(0.03)	10.49	3.50	103,486	1.70	1.70	1.65	1.65	0.70	252
03/31/2016	11.01	0.07	(0.15)	(0.08)	(0.57)	(0.17)	(0.03)	(0.77)	10.16	(0.54)	91,505	1.66	1.66	1.65	1.65	0.67	313
03/31/2015	10.72	0.12	0.92	1.04	(0.71)	(0.04)	0.00	(0.75)	11.01	9.94	79,910	1.67	1.67	1.65	1.65	1.13	317
Class R
03/31/2019	$10.78	$0.16	$0.22	$0.38	$(0.23)	$(0.03)	$0.00	$(0.26)	$10.90	3.58%	$67,237	1.20%	1.20%	1.15%	1.15%	1.50%	202%
03/31/2018	10.50	0.12	0.26	0.38	(0.10)	0.00	0.00	(0.10)	10.78	3.61	55,673	1.21	1.21	1.15	1.15	1.16	154
03/31/2017	10.16	0.13	0.29	0.42	(0.08)	0.00	0.00	(0.08)	10.50	4.12	45,852	1.20	1.20	1.15	1.15	1.21	252
03/31/2016	11.01	0.12	(0.15)	(0.03)	(0.62)	(0.17)	(0.03)	(0.82)	10.16	(0.06)	41,007	1.16	1.16	1.15	1.15	1.17	313
03/31/2015	10.72	0.18	0.92	1.10	(0.77)	(0.04)	0.00	(0.81)	11.01	10.48	37,816	1.17	1.17	1.15	1.15	1.66	317

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations.  See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	104-105

Prospectus

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See the Fees and Expenses note in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Effective October 1, 2016, the Class's supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.60%.
(e)	Effective October 1, 2014, the Class's supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.50%.
(f)	Effective October 2, 2017, the Fund's Investment advisory fee was decreased by 0.05% to an annual rate of 0.50%.
(g)	Effective October 1, 2015, the Fund's Investment advisory fee was decreased by 0.20% to an annual rate of 0.55%.
(h)	Effective October 2, 2017, the Fund's Investment advisory fee was decreased by 0.05% to an annual rate of 0.54%.
(i)	Effective October 2, 2017, the Fund's Investment advisory fee was decreased by 0.05% to an annual rate of 0.35%.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	106-107

PIMCO Funds

Appendix A
Description of Securities Ratings

The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, Standard & Poor's or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by Standard & Poor's or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, Standard & Poor's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Global Long-Term Rating Scale

Ratings assigned on Moody's global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporations, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Medium-Term Note Program Ratings

Moody's assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody's assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Global Short-Term Rating Scale
Ratings assigned on Moody's global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

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Prospectus

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

National Scale Long-Term Ratings

Moody's long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody's assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.

Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.

Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.

National Scale Short-Term Ratings
Moody's short-term NSRs are opinions of the ability of issuers in a given country, relative to other domestic issuers, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody's global ratings.

There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.

In each specific country, the first two letters indicate the country in which the issuer is located (e.g., BR-1 through BR-4 for Brazil).

N-1: Issuers rated N-1 have the strongest ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-2: Issuers rated N-2 have an above average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-3: Issuers rated N-3 have an average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-4: Issuers rated N-4 have a below average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa. National scale short-term ratings of AR-5 and AR-6 may also be applied to Argentine obligations.

Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	A-2

PIMCO Funds

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' ("S&P") analysis of the following considerations:

■

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;

■

Nature and provisions of the financial obligation and the promise S&P imputes; and

■

Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely weaken the obligor's capacity to meet its financial commitments on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated ‘BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The ‘CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D' if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested and there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from ‘AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated

A-3	PROSPECTUS | PIMCO FUNDS

Prospectus

with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capcity to meet its financial commitments on the obligation.

B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D' if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+' or ‘A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+').

Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L: Ratings qualified with ‘L' apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim: Preliminary ratings, with the ‘prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

■

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

■

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

■

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

■

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

■

A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (no longer applied or outstanding)

*:This symbol that indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	A-4

PIMCO Funds

long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer's bonds were deemed taxable. Discontinued use in January 2001.

G: The letter 'G' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer's published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer's management and therefore, could have been based on less comprehensive information than ratings without a 'pi' suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd's Syndicate Assessments.

pr: The letters ‘pr' indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A ‘q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r' modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P discontinued the use of the ‘r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch Ratings

Long-Term Credit Ratings
Investment Grade
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings ("IDRs"). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity's relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. ‘AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. ‘BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk.

CC: Very high levels of credit risk.

C: Near default.

A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C' category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
or

c. the formal announcement by the issuer or their agent of a distressed debt exchange;

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted default. ‘RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

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Prospectus

d. ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. For example, the rating category 'AA' has three notch-specific rating levels ('AA+'; 'AA'; 'AA-'; each a rating level). Such suffixes are not added to the ‘AAA' rating and ratings below the 'CCC' category.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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PIMCO Funds

Appendix B
Financial Firm-Specific Sales Charge Waivers and Discounts

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial firm, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial firm to receive such waivers or discounts.

The following descriptions of sales charge waivers and discounts for a particular financial firm and class(es) of shares set forth information provided by the financial firm that the firm has represented is current as of the date of this prospectus. These waivers or discounts, which may vary from those disclosed elsewhere in the prospectus, are subject to change. The Funds will update this Appendix periodically based on information provided by the applicable financial firm. Neither the Funds, the Investment Adviser nor PIMCO Investments LLC supervises the implementation of these waivers or discounts or verifies the firms' administration of these waivers or discounts.

In all instances, it is an investor's responsibility to notify the financial firm of any facts that may qualify the investor for sales charge waivers or discounts. Please contact your financial firm for more information regarding the sales charge waivers and discounts available to you and the firm's related policies and procedures.

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares of Funds purchased through the Merrill Edge Self-Directed platform

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in the this prospectus

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a certain fee based account or platform (applicable to A and C shares only)

Class A shares sold as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI:

Front-end Sales Load Waivers on Class A Shares available at Ameriprise Financial

B-1	PROSPECTUS | PIMCO FUNDS

Prospectus

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial's platform (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,  401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds' prospectus or SAI. For more information regarding the waivers described below, as well as other information regarding mutual fund fees, please see the "Mutual Fund Features, Share Classes and Compensation" brochure available on the Morgan Stanley Wealth Management website.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules.
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
Shares purchased through a Morgan Stanley self-directed brokerage account.

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management's share class conversion program.

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity's affiliates ("Raymond James") platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end sales load waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James and their family members as designated by Raymond James.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class as determined by Raymond James) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and the procedures of Raymond James. More information regarding mutual fund shares purchased through a Raymond James platform or account, including the conversion described above, can be found in the Mutual Fund Investing disclosures available on the Raymond James website.

CDSC Waivers on Class A and C Shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund's prospectus or SAI.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.
Front-end Load Discounts available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	B-2

PIMCO Funds

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Beginning on or after May 1, 2020, shareholders purchasing Fund shares through an Edward D. Jones & Co. ("Edward Jones") commission or fee-based platform are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Edward Jones

Shares purchased or exchanged by associates of Edward Jones and its affiliates and their family members who have accounts grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups," as determined by Edward Jones under its policies and procedures).  This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good standing and remains eligible consistent with Edward Jones' policies.

Shares purchased through an Edward Jones fee-based program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

Shares purchased from the proceeds of redeemed shares of the same fund family, provided (1) the proceeds are from the sale of shares within 60 days of the purchase, and (2) the sale and purchase are made in the same share class and the same account, or the purchase is made in an IRA with proceeds from liquidations in a non-retirement account

Shares exchanged into Class A shares from another share class so long as the exchange is into the same Fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

Exchanges from Class C shares to Class A shares of the same Fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones
CDSC Waivers on Class A and Class C Shares available at Edward Jones
Death or disability of the shareholder
Shares sold, in an amount that does not exceed 10% per year of the account value, as part of a systematic withdrawal plan as described in this prospectus
Return of excess contributions from an IRA.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable Internal Revenue Service regulations

Shares sold to pay Edward Jones fees or costs but only if the transaction is initiated by Edward Jones
Shares exchanged in an Edward Jones fee-based program
Shares acquired through net asset value reinstatement
Front-end Charge Discounts Available at Edward Jones: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts for the purchase of Class A shares, are determined by taking into account shares held in all share classes (except any money market funds and retirement plan share classes) of the mutual fund family held by a shareholder or others in the same pricing group. This includes all share classes held on the Edward Jones platform and/or held on another platform. Eligible fund family assets may be included in the ROA calculation only if the shareholder notifies his or her financial advisor of such assets at the time of calculation.

Letters of Intent (LOI), which allow for sales charge and breakpoint discounts based on intended purchases within a fund family, through Edward Jones, over a 13-month period from the date Edward Jones receives the LOI. Eligible fund family assets may be included in the LOI calculation only if the shareholder notifies his or her financial advisor of such assets at the time of calculation.

Other Important Information related to Edward Jones
Minimum Purchase Amounts ■ $250 initial purchase minimum ■ $50 subsequent purchase minimum

Edward Jones has the right to redeem at its discretion Fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in Edward Jones' policy:

■

A fee-based account held on an Edward Jones platform

■

A 529 account held on an Edward Jones platform

■

An account with an active systematic investment plan or LOI

At any time it deems necessary, Edward Jones has the authority to exchange at net asset value a shareholder's holdings in a Fund to Class A shares

Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC ("Janney") brokerage account, you will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

B-3	PROSPECTUS | PIMCO FUNDS

Prospectus

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same Fund pursuant to Janney's policies and procedures.
CDSC Waivers on Class A and C Shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation ("ROA"), and/or letters of intent
Breakpoints as described in the Fund's Prospectus.

ROA, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. ("OPCO") platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 plan
Shares purchased through an OPCO affiliated investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family)

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

A shareholder in the Fund's Class C shares purchased prior to July 1, 2015 will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO. More information regarding mutual fund shares purchased through an OPCO platform or account, including the conversion described above, can be found in the disclosures available on the OPCO website.

Employees and registered representatives of OPCO or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and C Shares available at OPCO
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code as described in the prospectus
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or the SAI

Front-End Sales Charge Waivers on Class A Shares available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same Fund
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird according to its policies and procedures

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	B-4

PIMCO Funds

Shares purchased from the proceeds of redemptions from a fund of the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

A shareholder in the Fund's Class C shares will have their share converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares available at Baird
Shares sold due to death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Shares bought due to returns of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund's prospectus

Shares sold to pay Baird fees but only if the transaction is initiated by Baird
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts available at Baird: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser's household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of the fund family through Baird, over a 13-month period of time

B-5	PROSPECTUS | PIMCO FUNDS

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT

DST Asset Manager Solutions, Inc.
Institutional Class, I-2, I-3, Administrative Class — 430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407
Class A, Class C, Class R — P.O. Box 219294, Kansas City, MO 64121-9294

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1900 K Street N.W., Washington, D.C. 20006

For further information about the PIMCO Funds, call 888.87.PIMCO or visit our Web site at pimco.com.

PIMCO FUNDS
650 Newport Center Drive
Newport Beach, CA 92660

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

The SAI contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the SAI.

You may get free copies of any of these materials or request other information about a Fund by calling the Trust at 888.87.PIMCO (888.877.4626) or by writing to:

PIMCO Funds
650 Newport Center Drive
Newport Beach, CA 92660

Daily updates on the NAV of a Fund may be obtained by calling 1-888-87-PIMCO.

You may access reports and other information about the Trust on the EDGAR Database on the Commission's Web site at www.sec.gov. You may get copies of additional information about the Trust, including its SAI, with payment of a duplication fee, by e-mailing your request to publicinfo@sec.gov.

You can also visit our web site at pimco.com for additional information about the Funds, including the SAI and the annual and semi-annual reports, which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-05028	PF0005_042920

PIMCO Funds
Prospectus
July 31, 2019 (as supplemented April 29, 2020)
Real Return Strategy Funds
	Inst	I-2	I-3	Admin	A	C	R
PIMCO CommoditiesPLUS® Strategy Fund	PCLIX	PCLPX	PCLNX	PCPSX	PCLAX	PCPCX	—
PIMCO CommodityRealReturn Strategy Fund®	PCRIX	PCRPX	PCRNX	PCRRX	PCRAX	PCRCX	PCSRX
PIMCO Inflation Response Multi-Asset Fund	PIRMX	PPRMX	—	—	PZRMX	—	—
PIMCO Long-Term Real Return Fund	PRAIX	PRTPX	—	—	—	—	—
PIMCO Real Return Fund	PRRIX	PRLPX	PRNPX	PARRX	PRTNX	PRTCX	PRRRX
PIMCO RealEstateRealReturn Strategy Fund	PRRSX	PETPX	PNRNX	—	PETAX	PETCX	—

As with other mutual funds, neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

PIMCO CommoditiesPLUS® Strategy Fund

Investment Objective

The Fund seeks total return which exceeds that of its benchmark consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 48 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Management Fees	0.74%	0.84%	0.94%	0.74%	0.94%	0.94%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%
Other Expenses(1)	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
Acquired Fund Fees and Expenses	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.01%	1.11%	1.21%	1.26%	1.46%	2.21%
Fee Waiver and/or Expense Reimbursement(2)(3)	(0.20%)	(0.20%)	(0.25%)	(0.20%)	(0.20%)	(0.20%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.81%	0.91%	0.96%	1.06%	1.26%	2.01%

1 "Other Expenses" include interest expense of 0.07%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.74%, 0.84%, 0.89%, 0.99%, 1.19% and 1.94% for Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund III Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

3 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$83	$302	$538	$1,218
I-2	$93	$333	$592	$1,334
I-3	$98	$359	$641	$1,444
Administrative Class	$108	$380	$672	$1,505
Class A	$671	$968	$1,286	$2,184
Class C	$304	$672	$1,167	$2,529

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$671	$968	$1,286	$2,184
Class C	$204	$672	$1,167	$2,529

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 322% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide exposure to the investment returns of the commodities futures markets. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes,

PIMCO FUNDS | PROSPECTUS	1

PIMCO CommoditiesPLUS® Strategy Fund

or political and regulatory developments. When determining the target allocation for the strategy, PIMCO may use proprietary quantitative models. The target allocations may include long, short, or no positions in the underlying financial markets and commodities specified in the models. The quantitative models are developed and maintained by PIMCO, and are subject to change over time without notice in PIMCO's discretion. PIMCO also retains discretion over the final target asset allocation and the implementation of the target asset allocation, which may include positions that are different from target allocations determined by quantitative models.

The Fund will seek to gain exposure to the commodity futures markets primarily through investments in swap agreements and futures, and through investments in the PIMCO Cayman Commodity Fund III Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in the prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices and instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. These instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund's portfolio may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund's net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund's net assets.

The Fund may also invest in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. These commodity index-linked notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment.

Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. In addition, the Fund may invest its assets in particular sectors of the commodities futures market.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO's market forecasts and under normal market conditions is not expected to exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 20% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both commodity-linked derivative instruments and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

2	PROSPECTUS | PIMCO FUNDS

Prospectus

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Model Risk: the risk that the Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is "qualifying income" under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	3

PIMCO CommoditiesPLUS® Strategy Fund

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the "1940 Act") and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the Subsidiary will be achieved

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Administrative Class shares (July 31, 2014) and I-3 shares (April 27, 2018), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by these classes of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the Credit Suisse Commodity Benchmark Index. The Credit Suisse Commodity Benchmark Index is an unmanaged index composed of futures contracts on 30 physical commodities. The objective of the benchmark is to gain exposure to the broad commodity universe while maintaining sufficient liquidity. Commodities were chosen based on world production levels, sufficient open interest, and volume of trading. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The Lipper Commodities General Funds Average is a total return performance average of funds that invest primarily in a blended basket of commodity-linked derivative instruments or physicals.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 13.96%. For the periods shown in the bar chart, the highest quarterly return was 13.42% in the Q2 2016, and the lowest quarterly return was -21.61% in the Q4 2014.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Since Inception (05/28/2010)
Institutional Class Return Before Taxes	-12.14%	-8.93%	-2.31%
Institutional Class Return After Taxes on Distributions(1)	-17.32%	-11.57%	-4.73%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-6.77%	-7.35%	-2.30%
I-2 Return Before Taxes	-12.27%	-9.05%	-2.43%
I-3 Return Before Taxes	-12.45%	-9.11%	-2.48%
Administrative Class Return Before Taxes	-12.33%	-9.16%	-2.56%
Class A Return Before Taxes	-17.39%	-10.40%	-3.44%
Class C Return Before Taxes	-13.90%	-10.04%	-3.51%
Credit Suisse Commodity Benchmark Index (reflects no deductions for fees, expenses or taxes)	-11.45%	-10.47%	-4.00%
Lipper Commodities General Funds Average (reflects no deductions for taxes)	-11.74%	-8.51%	-5.42	%(2)

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

2 The Lipper Average's since inception return is determined from the nearest month-end following the Fund's inception date and not from the actual inception date of the Fund.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Nic Johnson and Greg Sharenow. Messrs. Johnson and Sharenow are Managing Directors of PIMCO. Mr. Johnson has managed the Fund since its inception in May 2010. Mr. Sharenow has managed the Fund since January 2015.

4	PROSPECTUS | PIMCO FUNDS

Prospectus

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 28 of this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	5

PIMCO CommodityRealReturn Strategy Fund®

Investment Objective

The Fund seeks maximum real return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 48 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Management Fees	0.74%	0.84%	0.94%	0.74%	0.94%	0.94%	0.94%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%	0.50%
Other Expenses(1)	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%
Acquired Fund Fees and Expenses	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses	1.60%	1.70%	1.80%	1.85%	2.05%	2.80%	2.30%
Fee Waiver and/or Expense Reimbursement(2)(3)	(0.14)%	(0.14)%	(0.19)%	(0.14)%	(0.14)%	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.46%	1.56%	1.61%	1.71%	1.91%	2.66%	2.16%

1 "Other Expenses" include interest expense of 0.72%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.74%, 0.84%, 0.89%, 0.99%, 1.19%, 1.94% and 1.44% for Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares, respectively.

2 PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund I Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

3 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$149	$491	$858	$1,888
I-2	$159	$522	$910	$1,997
I-3	$164	$548	$957	$2,100
Administrative Class	$174	$568	$988	$2,158
Class A	$733	$1,145	$1,581	$2,788
Class C	$369	$855	$1,467	$3,118
Class R	$219	$705	$1,217	$2,625

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$733	$1,145	$1,581	$2,788
Class C	$269	$855	$1,467	$3,118

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 226% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. "Real Return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements,

PIMCO FUNDS | PROSPECTUS	6

Prospectus

commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund may also invest in common and preferred securities as well as convertible securities of issuers in commodity-related industries. When determining the target allocation for the strategy, PIMCO may use proprietary quantitative models. The target allocations may include long, short, or no positions in the underlying financial markets and commodities specified in the models. The quantitative models are developed and maintained by PIMCO, and are subject to change over time without notice in PIMCO's discretion. PIMCO also retains discretion over the final target asset allocation and the implementation of the target asset allocation, which may include positions that are different from target allocations determined by quantitative models.

The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). These commodity index-linked notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in this prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments.

The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices and instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. These instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund's portfolio may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund's net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund's net assets.

Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. In addition, the Fund may invest its assets in particular sectors of the commodities market.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO's market forecasts and under normal market conditions is not expected to exceed ten years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred securities. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both commodity-linked derivative instruments and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	7

PIMCO CommodityRealReturn Strategy Fund®

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Model Risk: the risk that the Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and

8	PROSPECTUS | PIMCO FUNDS

Prospectus

the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is "qualifying income" under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the Subsidiary will be achieved

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018) and Class R shares (March 12, 2010), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by these classes of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills.

The Lipper Commodities General Funds Average is a total return performance average of funds that invest primarily in a blended basket of commodity-linked derivative instruments or physicals.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 8.76%. For the periods shown in the bar chart, the highest quarterly return was 15.50% in the Q2 2009, and the lowest quarterly return was -16.28% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-13.77%	-9.19%	-1.16%
Institutional Class Return After Taxes on Distributions(1)	-15.58%	-10.74%	-3.72%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-8.04%	-7.20%	-1.10%
I-2 Return Before Taxes	-13.88%	-9.28%	-1.26%
I-3 Return Before Taxes	-13.91%	-9.33%	-1.31%
Administrative Class Return Before Taxes	-14.19%	-9.46%	-1.42%
Class A Return Before Taxes	-19.01%	-10.62%	-2.16%
Class C Return Before Taxes	-15.78%	-10.31%	-2.36%
Class R Return Before Taxes	-14.41%	-9.85%	-1.90%
Bloomberg Commodity Index Total Return (reflects no deductions for fees, expenses or taxes)	-11.25%	-8.80%	-3.78%
Lipper Commodities General Funds Average (reflects no deductions for taxes)	-11.74%	-8.51%	-4.11%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	9

PIMCO CommodityRealReturn Strategy Fund®

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Nic Johnson, Greg Sharenow and Steve Rodosky. Messrs. Johnson, Sharenow and Rodosky are Managing Directors of PIMCO. Mr. Johnson has managed the Fund since January 2015, Mr. Sharenow has managed the Fund since November 2018, and Mr. Rodosky has managed the Fund since January 2019.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 28 of this prospectus.

10	PROSPECTUS | PIMCO FUNDS

PIMCO Inflation Response Multi-Asset Fund

Investment Objective

The Fund seeks total return which exceeds that of its benchmark.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 48 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Admin Class	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Admin Class	Class A
Management Fees	0.69%	0.79%	0.69%	0.89%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.41%	0.41%	0.41%	0.41%
Acquired Fund Fees and Expenses	0.23%	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses(2)	1.33%	1.43%	1.58%	1.78%
Fee Waiver and/or Expense Reimbursement(3)(4)	(0.23%)	(0.23%)	(0.23%)	(0.23%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	1.20%	1.35%	1.55%

1 "Other Expenses" include interest expense of 0.41%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.69%, 0.79%, 0.94% and 1.14% for Institutional Class, I-2, Administrative Class and Class A shares, respectively.

2 Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets Excluding Waivers of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets Excluding Waivers reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3 PIMCO has contractually agreed, through July 31, 2020, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

4 PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund VII Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, Administrative Class or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$112	$399	$707	$1,581
I-2	$122	$430	$760	$1,693
Administrative Class	$137	$476	$839	$1,859
Class A	$699	$1,058	$1,441	$2,511

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$699	$1,058	$1,441	$2,511

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 373% of the average value of its portfolio.

Principal Investment Strategies

The Fund is intended for investors who prefer to have their asset allocation decisions made by professional investment managers. PIMCO uses a three-step approach in seeking to achieve the Fund's investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds (defined below) and/or direct investments to implement them within the Fund.

The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management ("Underlying PIMCO Funds"), and

PIMCO FUNDS | PROSPECTUS	11

PIMCO Inflation Response Multi-Asset Fund

may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, "Acquired Funds").

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of Fixed Income Instruments of varying maturities, equity securities, affiliated and unaffiliated investment companies, which may or may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), forwards and derivatives, such as options, futures contracts or swap agreements, of various asset classes in seeking to mitigate the negative effects of inflation. Such asset classes include, but are not limited to, inflation-linked bonds, commodities, emerging market currencies and real estate-related instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Fund may invest, without limitation, in any of the Underlying PIMCO Funds (except as described below). To the extent the Fund invests in Underlying PIMCO Funds, PIMCO expects to select such Underlying PIMCO Funds without considering or canvassing the universe of available unaffiliated Acquired Funds. When determining the target allocation for the strategy, PIMCO may use proprietary quantitative models. The target allocations may include long, short, or no positions in the underlying financial markets and asset classes specified in the models. The quantitative models are developed and maintained by PIMCO, and are subject to change over time without notice in PIMCO's discretion. PIMCO also retains discretion over the final target asset allocation and the implementation of the target asset allocation, which may include positions that are different from target allocations determined by quantitative models.

The Fund may invest in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. To mitigate the negative effects of inflation, the Fund seeks concurrent exposure to a broad spectrum of asset classes and other investments.

The Fund may invest up to 25% of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of Real Estate Investment Trusts ("REITs") and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, and in other equity-related Acquired Funds). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The Fund may invest up to 50% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Fund VII, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"), and the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Commodity RealReturn Strategy Fund®, each an Underlying PIMCO Fund). The Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of Fixed Income Instruments. As discussed in greater detail elsewhere in the prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund will normally limit its exposure to gold to 25% of its total assets. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 25% of its total assets. The Fund may invest, without limitation, in high yield securities ("junk bonds"). The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund's assets are not allocated according to a predetermined blend of shares of the Acquired Funds and/or direct investments in securities, instruments and other investments. Instead, when making allocation decisions among the Acquired Funds, securities, instruments and other investments, PIMCO considers various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends, data relating to trade balances, and labor information. PIMCO uses these factors to help determine the Fund's target asset allocation and to identify potentially attractive relative value and risk hedging strategies. PIMCO has the flexibility to reallocate the Fund's assets among any or all of the investment exposures represented by affiliated or unaffiliated funds, or invest directly in securities, instruments and other investments, based on its ongoing analyses of the global economy and financial markets. While these analyses are performed daily, material shifts in investment exposures typically take place over longer periods of time.

Once the target asset allocation, relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

The following risks are principal risks of investing in the Fund.

12	PROSPECTUS | PIMCO FUNDS

Prospectus

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines

Acquired Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

The following are principal risks of investing in the Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield and Distressed Company Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Model Risk: the risk that the Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	13

PIMCO Inflation Response Multi-Asset Fund

extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is "qualifying income" under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the Subsidiary will be achieved

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Arbitrage Risk: the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Small-Cap and Mid-Cap Company Risk: the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources

Gold-Related Risk: the risk that investments tied to the price of gold may fluctuate substantially over short periods of time or be more volatile than other types of investments due to changes in inflation or inflation expectations or other economic, financial and political factors in the U.S. and foreign (non-U.S.) countries

Exchange-Traded Fund Risk: the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales

14	PROSPECTUS | PIMCO FUNDS

Prospectus

charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund measures its performance against its benchmark, the Inflation Response Index (the "Index"). The Index represents a diversified basket of asset classes that serve either as an explicit or as an implicit hedge against inflation. The Index is a blend of 45% Bloomberg Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, and 10% Bloomberg Gold Subindex Total Return Index. The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities ("TIPS") rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding. The Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities, which is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging market countries with at least US$10 billion of external trade. The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index, a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) that includes only REITs and REIT-like securities, seeks to measure the performance of publicly-traded real estate securities. The Dow Jones U.S. Select REIT Total Return Index is designed to serve as a proxy for direct real estate investment. The Bloomberg Gold Subindex Total Return Index reflects the return on fully-collateralized positions in the underlying commodity futures.

The Lipper Flexible Portfolio Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that allocate their investments across various asset classes, including domestic common stocks, bond and money market instruments with a focus on total return.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 6.70%. For the periods shown in the bar chart, the highest quarterly return was 5.25% in the Q1 2016, and the lowest quarterly return was -9.32% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Since Inception (08/31/2011)
Institutional Class Return Before Taxes	-3.71%	1.82%	0.73%
Institutional Class Return After Taxes on Distributions(1)	-7.76%	-0.62%	-1.12%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-2.17%	0.32%	-0.23%
I-2 Return Before Taxes	-3.75%	1.71%	0.64%
Class A Return Before Taxes	-9.37%	0.22%	-0.49%
45% Bloomberg Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index (reflects no deductions for fees, expenses or taxes)	-3.86%	-0.11%	-1.06%
Lipper Flexible Portfolio Funds Average (reflects no deductions for taxes)	-7.20%	2.25%	4.88%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Nic Johnson, Steve Rodosky and Daniel He. Messrs. Johnson and Rodosky are Managing Directors of PIMCO, and Mr. He is a Senior Vice President of PIMCO. Mr. Johnson has managed the Fund since January 2015, Mr. Rodosky has managed the Fund since January 2019 and Mr. He has managed the Fund since December 2019.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 28 of this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	15

PIMCO Long-Term Real Return Fund

Investment Objective

The Fund seeks maximum real return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Admin Class
Management Fees(1)	0.50%	0.60%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Other Expenses(2)	0.77%	0.77%	0.77%
Total Annual Fund Operating Expenses	1.27%	1.37%	1.52%

1 Expense information in the table has been restated to reflect current Management Fees.

2 "Other Expenses" include interest expense of 0.77%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses are 0.50%, 0.60% and 0.75% for Institutional Class, I-2 and Administrative Class shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2 or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$129	$403	$697	$1,534
I-2	$139	$434	$750	$1,646
Administrative Class	$155	$480	$829	$1,813

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 176% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Additionally, "real yield" equals "nominal yield" less the market implied rate of inflation, and "nominal yield" is the interest rate that an issuer has promised to pay on an instrument that is not an inflation-linked instrument. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Effective duration, the most common method of calculating duration, takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Because market convention for bonds is to use nominal yields to measure effective duration, effective duration for real return bonds, which are based on real yields, are converted through a conversion factor. The resulting nominal effective duration typically can range from 20% and 90% of the respective real effective duration. All security holdings will be measured in nominal effective duration terms. Similarly, the effective duration of the Bloomberg Barclays U.S. Treasury Inflation Notes: 10+ Years Index will be calculated using the same conversion factors. The effective duration of this Fund normally varies within four years (plus or minus) of the effective duration of the securities comprising the Bloomberg Barclays U.S. Treasury Inflation Notes: 10+ Year Index, as calculated by PIMCO, which as of May 31, 2019, as converted, was 21.65 years. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be more than ten years.

The Fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such 20% limitation, the Fund may invest in mortgage-related securities rated below B). The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation

PIMCO FUNDS | PROSPECTUS	16

Prospectus

does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments).

The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may gain exposure to the commodity markets by investing in commodity-linked derivatives. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	17

PIMCO Long-Term Real Return Fund

auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Inflation-Indexed Security Risk: the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-2 shares (November 19, 2010), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual expenses paid by that class of shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Bloomberg Barclays U.S. Treasury Inflation Notes: 10+ Year Index is an unmanaged market index comprised of U.S. Treasury Inflation Protected securities with maturities of over 10 years. The Lipper Inflation-Protected Bond Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed income securities structured to provide protection against inflation.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 11.32%. For the periods shown in the bar chart, the highest quarterly return was 9.22% in the Q3 2011, and the lowest quarterly return was -12.36% in the Q2 2013.

18	PROSPECTUS | PIMCO FUNDS

Prospectus

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-6.52%	2.57%	5.46%
Institutional Class Return After Taxes on Distributions(1)	-7.61%	1.61%	2.99%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-3.84%	1.55%	3.63%
I-2 Return Before Taxes	-6.61%	2.47%	5.35%
Bloomberg Barclays U.S. Treasury Inflation Notes: 10+ Year Index (reflects no deductions for fees, expenses or taxes)	-5.82%	2.98%	4.83%
Lipper Inflation-Protected Bond Funds Average (reflects no deductions for taxes)	-1.60%	0.88%	2.90%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Steve Rodosky and Daniel He. Mr. Rodosky is a Managing Director of PIMCO, and he has managed the Fund since January 2019. Mr. He is a Senior Vice President of PIMCO, and he has managed the Fund since December 2019.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 28 of this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	19

PIMCO Real Return Fund

Investment Objective

The Fund seeks maximum real return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 48 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Management Fees	0.45%	0.55%	0.65%	0.45%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	0.75%	0.50%
Other Expenses(1)	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%
Total Annual Fund Operating Expenses	0.98%	1.08%	1.18%	1.23%	1.38%	1.88%	1.63%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.98%	1.08%	1.13%	1.23%	1.38%	1.88%	1.63%

1 "Other Expenses" include interest expense of 0.53%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.45%, 0.55%, 0.60%, 0.70%, 0.85%, 1.35% and 1.10% for Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$100	$312	$542	$1,201
I-2	$110	$343	$595	$1,317
I-3	$115	$370	$644	$1,427
Administrative Class	$125	$390	$676	$1,489
Class A	$510	$796	$1,102	$1,970
Class C	$291	$591	$1,016	$2,201
Class R	$166	$514	$886	$1,933

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$510	$796	$1,102	$1,970
Class C	$191	$591	$1,016	$2,201

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 254% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation

PIMCO FUNDS | PROSPECTUS	20

Prospectus

index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Additionally, "real yield" equals "nominal yield" less the market implied rate of inflation, and "nominal yield" is the interest rate that an issuer has promised to pay on an instrument that is not an inflation-linked instrument.

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Effective duration, the most common method of calculating duration, takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Because market convention for bonds is to use nominal yields to measure effective duration, effective duration for real return bonds, which are based on real yields, are converted through a conversion factor. The resulting nominal effective duration typically can range from 20% and 90% of the respective real effective duration. All security holdings will be measured in nominal effective duration terms. Similarly, the effective duration of the Bloomberg Barclays U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of this Fund normally varies within three years (plus or minus) of the effective duration of the securities comprising the Bloomberg Barclays U.S. TIPS Index, as calculated by PIMCO, which as of May 31, 2019 was 7.67 years.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such 10% limitation, the Fund may invest in mortgage-related securities rated below B).

The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments).The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information (the "SAI"). The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	21

PIMCO Real Return Fund

underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding. The Lipper Inflation-Protected Bond Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed income securities structured to provide protection against inflation.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

22	PROSPECTUS | PIMCO FUNDS

Prospectus

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 6.33%. For the periods shown in the bar chart, the highest quarterly return was 6.13% in the Q1 2009, and the lowest quarterly return was -8.30% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-1.97%	1.48%	4.34%
Institutional Class Return After Taxes on Distributions(1)	-3.02%	0.52%	3.18%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-1.16%	0.70%	3.00%
I-2 Return Before Taxes	-2.07%	1.38%	4.24%
I-3 Return Before Taxes	-2.12%	1.33%	4.19%
Administrative Class Return Before Taxes	-2.22%	1.23%	4.09%
Class A Return Before Taxes	-6.02%	0.31%	3.60%
Class C Return Before Taxes	-3.80%	0.57%	3.40%
Class R Return Before Taxes	-2.61%	0.82%	3.66%
Bloomberg Barclays U.S. TIPS Index (reflects no deductions for fees, expenses or taxes)	-1.26%	1.69%	3.64%
Lipper Inflation-Protected Bond Funds Average (reflects no deductions for taxes)	-1.60%	0.88%	2.90%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Steve Rodosky and Daniel He. Mr. Rodosky is a Managing Director of PIMCO, and he has managed the Fund since January 2019. Mr. He is a Senior Vice President of PIMCO, and he has managed the Fund since December 2019.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 28 of this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	23

PIMCO RealEstateRealReturn Strategy Fund

Investment Objective

The Fund seeks maximum real return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 48 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Management Fees	0.74%	0.84%	0.94%	0.74%	0.89%	0.89%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%
Other Expenses(1)	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%
Total Annual Fund Operating Expenses	2.09%	2.19%	2.29%	2.34%	2.49%	3.24%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.09%	2.19%	2.24%	2.34%	2.49%	3.24%

1 "Other Expenses" include interest expense of 1.35%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.74%, 0.84%, 0.89%, 0.99%, 1.14% and 1.89% for Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$212	$655	$1,124	$2,421
I-2	$222	$685	$1,175	$2,524
I-3	$227	$711	$1,221	$2,622
Administrative Class	$237	$730	$1,250	$2,676
Class A	$788	$1,283	$1,803	$3,221
Class C	$427	$998	$1,693	$3,540

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$788	$1,283	$1,803	$3,221
Class C	$327	$998	$1,693	$3,540

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 200% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes. The value of real estate-linked derivative instruments may be affected by risks similar to those associated with direct ownership of real estate. Real estate values can fluctuate due to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses. The Fund may also invest directly in real estate investment trusts ("REIT") and in common and preferred securities as well as convertible securities of issuers in real estate-related industries.

The Fund typically will seek to gain exposure to the real estate market by investing in REIT total return swap agreements. In a typical REIT swap agreement, the Fund will receive the price appreciation (or depreciation) of a REIT index or portion of an index, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee.

PIMCO FUNDS | PROSPECTUS	24

Prospectus

Investments in REIT swap agreements may be susceptible to additional risks, similar to those associated with direct investment in REITs, including changes in the value of underlying properties, defaults by borrowers or tenants, revisions to the Internal Revenue Code of 1986, as amended (the "Code"), changes in interest rates and poor performance by those managing the REITs. Assets not invested in real estate-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. In addition, Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO's market forecasts and under normal market conditions is not expected to exceed ten years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments).

The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred securities. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both real estate derivatives and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	25

PIMCO RealEstateRealReturn Strategy Fund

derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual expenses paid by that class of shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. Performance in the Average Annual Total Returns table for Class A and Class C shares reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. The Lipper Real Estate Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invests at least 65% of its portfolio in equity securities of domestic and foreign companies engaged in the real estate industry.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

26	PROSPECTUS | PIMCO FUNDS

Prospectus

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 21.09%. For the periods shown in the bar chart, the highest quarterly return was 42.86% in the Q3 2009, and the lowest quarterly return was -29.97% in the Q1 2009.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-6.43%	9.02%	16.69%
Institutional Class Return After Taxes on Distributions(1)	-6.72%	5.36%	11.34%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-3.80%	5.32%	11.25%
I-2 Return Before Taxes	-6.50%	8.90%	16.58%
I-3 Return Before Taxes	-6.49%	8.88%	16.53%
Class A Return Before Taxes	-11.83%	7.36%	15.55%
Class C Return Before Taxes	-8.43%	7.79%	15.32%
Dow Jones U.S. Select REIT Total Return Index (reflects no deductions for fees, expenses or taxes)	-4.22%	7.89%	12.05%
Lipper Real Estate Funds Average (reflects no deductions for taxes)	-6.16%	6.77%	11.55%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Nic Johnson, Steve Rodosky and Daniel He. Messrs. Johnson and Rodosky are Managing Directors of PIMCO, and Mr. He is a Senior Vice President of PIMCO. Mr. Johnson has managed the Fund since January 2015, Mr. Rodosky has managed the Fund since January 2019 and Mr. He has managed the Fund since December 2019.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 28 of this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	27

Summary of Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange ("NYSE") is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

Institutional Class, I-2, I-3 and Administrative Class

The minimum initial investment for Institutional Class, I-2, I-3 and Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.

You may sell (redeem) all or part of your Institutional Class, I-2, I-3 and Administrative Class shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:

■

Sending a written request by regular mail to:
PIMCO Funds
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Funds c/o DST Asset Manager Solutions, Inc.
430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407

■

Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you

■

Sending a fax to our Shareholder Services department at 816.421.2861

■

Sending an e-mail to piprocess@dstsystems.com

Class A, Class C and Class R

The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.

There is no minimum initial or minimum subsequent investment in Class R shares because Class R shares may only be purchased through omnibus accounts for specified benefit plans. Specified benefit plans that wish to invest directly by mail should send a check payable to the PIMCO Family of Funds, along with a completed Account Application, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Firms

If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm's Web site for more information.

28	PROSPECTUS | PIMCO FUNDS

Prospectus

Description of Principal Risks

The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries. The principal risks are described in this section. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information (the "SAI") also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Principal Risk	PIMCO Commodities- PLUS® Strategy Fund	PIMCO CommodityReal- Return Strategy Fund	PIMCO Inflation Response Multi-Asset Fund
New/Small Fund	–	–	x
Allocation	–	–	x
Acquired Fund	–	–	x
Interest Rate	x	x	x
Call	x	x	x
Credit	x	x	x
High Yield	x	x	x
Distressed Company	–	–	x
Market	x	x	x
Issuer	x	x	x
Liquidity	x	x	x
Derivatives	x	x	x
Issuer Non-Diversification	x	–	–
Model	x	x	x
Commodity	x	x	x
Equity	–	x	x
Mortgage-Related and Other Asset-Backed Securities	x	x	x
Foreign (Non-U.S.) Investment	x	x	x
Real Estate	–	–	x
Emerging Markets	x	x	x
Sovereign Debt	x	x	x
Currency	x	x	x
Leveraging	x	x	x
Management	x	x	x
Inflation-Indexed Security	–	–	–
Short Exposure	x	x	x
Tax	x	x	x
Subsidiary	x	x	x
Value Investing	–	–	x
Arbitrage	–	–	x
Convertible Securities	–	–	x
Small-Cap and Mid-Cap Company	–	–	x
Gold-Related	–	–	x
Exchange-Traded Fund	–	–	x

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	29

PIMCO Funds

Principal Risk	PIMCO Long-Term Real Return Fund	PIMCO Real Return Fund	PIMCO RealEstate- RealReturn Strategy Fund
New/Small Fund	–	–	–
Allocation	–	–	–
Acquired Fund	–	–	–
Interest Rate	x	x	x
Call	x	x	x
Credit	x	x	x
High Yield	x	x	x
Distressed Company	–	–	–
Market	x	x	x
Issuer	x	x	x
Liquidity	x	x	x
Derivatives	x	x	x
Issuer Non-Diversification	–	–	–
Model	–	–	–
Commodity	x	–	–
Equity	x	x	x
Mortgage-Related and Other Asset-Backed Securities	x	x	x
Foreign (Non-U.S.) Investment	x	x	x
Real Estate	–	–	x
Emerging Markets	x	x	x
Sovereign Debt	x	x	x
Currency	x	x	x
Leveraging	x	x	x
Management	x	x	x
Inflation-Indexed Security	x	–	–
Short Exposure	x	x	x
Tax	–	–	–
Subsidiary	–	–	–
Value Investing	–	–	–
Arbitrage	–	–	–
Convertible Securities	–	–	–
Small-Cap and Mid-Cap Company	–	–	–
Gold-Related	–	–	–
Exchange-Traded Fund	–	–	–

As the PIMCO Inflation Response Multi-Asset Fund may invest in shares of Acquired Funds including the Underlying PIMCO Funds, the risks of investing in the PIMCO Inflation Response Multi-Asset Fund may be closely related to the risks associated with the Acquired Funds, including Underlying PIMCO Funds, and their investments. However, as the PIMCO Inflation Response Multi-Asset Fund may also invest its assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Fund may be directly exposed to certain risks described below. As such, unless stated otherwise, any reference in this section only to the "Fund" includes the PIMCO Inflation Response Multi-Asset Fund, Acquired Funds and the Underlying PIMCO Funds.

New/Small Fund Risk

A new or smaller Fund's performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller Funds. New and smaller Funds may also require a period of time before they are fully invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this "ramp-up" period, and may also be more volatile, than would be the case after the Fund is fully invested. Similarly, a new or smaller Fund's investment strategy may require a longer period of time to show returns that are representative of the strategy. New Funds have limited performance histories for investors to evaluate and new and smaller Funds may

30	PROSPECTUS | PIMCO FUNDS

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not attract sufficient assets to achieve investment and trading efficiencies. If a new or smaller Fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Allocation Risk

The PIMCO Inflation Response Multi-Asset Fund's investment performance depends upon how its assets are allocated and reallocated according to the Fund's asset allocation targets and ranges. A principal risk of investing in the PIMCO Inflation Response Multi-Asset Fund is that PIMCO will make less than optimal or poor asset allocation decisions. PIMCO attempts to identify investment allocations that will provide consistent, quality performance for the PIMCO Inflation Response Multi-Asset Fund, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that PIMCO will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the PIMCO Inflation Response Multi-Asset Fund as a result of these allocation decisions.

Acquired Fund Risk

Because the PIMCO Inflation Response Multi-Asset Fund may invest its assets in Acquired Funds, the risks associated with investing in the Fund may be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the PIMCO Inflation Response Multi-Asset Fund to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved.

The PIMCO Inflation Response Multi-Asset Fund's net asset value ("NAV") will fluctuate in response to changes in the NAVs of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the PIMCO Inflation Response Multi-Asset Fund correlates to those of a particular Acquired Fund will depend upon the extent to which the Fund's assets are allocated from time to time for investment in the Acquired Fund, which will vary.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in a Fund's portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund's shares.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are near historically low levels. Thus, Funds currently face a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise.

During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Certain European countries have recently experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if a Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	31

PIMCO Funds

Convexity is an additional measure used to understand a security's or Fund's interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security's price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by a Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Therefore, if a Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as "high yield securities" or "junk bonds") may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. These securities are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund's ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to "call" or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In addition, the high yield securities in which a Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to a Fund. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

Distressed Company Risk

An Underlying PIMCO Fund that invests in securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a fund that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments. Issuers of distressed company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Underlying PIMCO Fund's ability to sell these securities (liquidity risk). If the issuer of a debt security is in default with respect to interest or principal payments, the Underlying PIMCO Fund may lose its entire investment.

32	PROSPECTUS | PIMCO FUNDS

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Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.

In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level.  For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Funds to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on a Fund's investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund's investments. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether a specific Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to Funds that invest in fixed income securities. As discussed more under "Interest Rate Risk," interest rates in the U.S. are at or near historically low levels. Any interest rate increases in the future could cause the value of any Fund that invests in fixed income securities to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund and its shareholders.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, a Fund may rely on various third-party sources to calculate its NAV. As a result, a Fund is subject to certain operational risks associated with reliance on service providers and service providers' data sources. In particular, errors or systems failures and other technological issues may adversely impact a Fund's calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. A Fund may be unable to recover any losses associated with such failures.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

Liquidity Risk

The Securities and Exchange Commission defines liquidity risk as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. A Fund's investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	33

PIMCO Funds

indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

In such cases, a Fund, due to regulatory limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund's principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Certain accounts or PIMCO affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these shareholders of their holdings in a Fund may impact the Fund's liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund's brokerage costs.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the SAI. The Funds typically use derivatives as a substitute for taking a position in the underlying asset, as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indexes, sectors, currencies, and/or geographic regions, and/or to reduce exposure to other risks, such as interest rate, credit or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk, and in some cases, may subject a Fund to the potential for unlimited loss. The use of derivatives may cause the Fund's investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund's total investment exposure exceeding the value of its portfolio.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. In this regard, many of the Funds offered in this prospectus may seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance of an index on a daily basis. However, the overall investment strategies of these Funds are generally not designed or expected to produce returns which replicate the performance of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or the derivatives or other strategies used by a fund, from achieving desired correlation with an index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests. For the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, these factors include the possibility that the Fund's commodity derivatives positions may have different roll dates, reset dates or contract months than those specified in a particular commodity index.

A Fund investing in a derivative instrument could lose more than the initial amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be

34	PROSPECTUS | PIMCO FUNDS

Prospectus

modified or terminated only by mutual consent of the Fund and its counterparty. Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund's obligations or the Fund's exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. In such case, the Fund may lose money.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Fund may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Fund will be subject to increased liquidity and investment risk.

When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Fund's hedging transactions will be effective.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund's derivative transactions, impede the employment of the Fund's derivatives strategies, or adversely affect the Fund's performance.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers increases risk. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified." Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

Model Risk

In making investment allocation decisions, PIMCO may utilize proprietary quantitative models that may be proprietary or developed by third-parties. These models may be used by PIMCO to determine (or assist in determining) the Fund's target asset allocation. The Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of your investment. There can be no assurance that the models used by PIMCO will remain viable, due to various factors, which may include the quality of the data input into the models and the assumptions underlying such models, which to varying degrees involve the exercise of judgment, as well as the possibility of errors in constructing or using the model.

Models rely on accurate market data inputs. If inaccurate market data is entered into a model, the resulting information will be incorrect. In addition, the models used may be predictive in nature and such models may result in an incorrect assessment of future events. The models evaluate securities or securities markets based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models. In addition, when relying on a quantitative model and/or data supplied by third parties, PIMCO may have less insight into the construction, coding or testing of the third-party model or data, and PIMCO will be exposed to systems, cyber security and other risks associated with the third party that provides the model or data.

The use of models can be complex and involves financial, economic, econometric and statistical theories, research and modeling; and the results of those processes must then be translated into computer code. Although PIMCO seeks to hire individuals and/or third parties, as applicable, skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform "real world" testing of a model's end product raises the chances that a finished model may contain an error; one or more of such errors could adversely affect the Fund's performance.

Commodity Risk

A Fund's investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The PIMCO CommodityRealReturn Strategy Fund® and its Subsidiary (the "CRRS Subsidiary"), the PIMCO Inflation Response Multi-Asset Fund and its Subsidiary (the "IRMA Subsidiary"), the PIMCO CommoditiesPLUS® Strategy Fund and its Subsidiary (the "CPS Subsidiary"), and together with the CRRS Subsidiary, IRMA Subsidiary and CPS Subsidiary, the "Subsidiaries") each may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the PIMCO CommodityRealReturn Strategy Fund®, the PIMCO CommoditiesPLUS® Strategy Fund, the PIMCO Inflation Response Multi-Asset Fund, the Subsidiaries and, to the extent the PIMCO Inflation Response Multi-Asset Fund invests in the PIMCO CommodityRealReturn Strategy Fund® and the PIMCO CommoditiesPLUS® Strategy Fund, each an Underlying PIMCO

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PIMCO Funds

Fund, the PIMCO Inflation Response Multi-Asset Fund may be more susceptible to risks associated with those sectors. The prices for commodities in those sectors may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, preferred securities, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.

Mortgage-Related and Other Asset-Backed Securities Risk

Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Foreign (Non-U.S.) Investment Risk

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk

Investments in real estate investment trusts ("REITs") or real-estate linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a REIT or a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 as amended (the "Code"). In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products are generally illiquid. This reduces the ability of a Fund to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities

36	PROSPECTUS | PIMCO FUNDS

Prospectus

and instruments economically tied to developed foreign countries. To the extent a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities. A Fund that focuses its investments in multiple asset classes of emerging market securities may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Funds could lose money.

Sovereign Debt Risk

Sovereign debt risk is the risk that fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity's failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to the Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond the Fund's control, may result in a loss in value of the Fund's sovereign debt holdings.

Currency Risk

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that a Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. In accordance with federal securities laws, rules, and staff positions, PIMCO will mitigate its leveraging risk by segregating or "earmarking" liquid assets or otherwise covering transactions that may give rise to such risk. Each Subsidiary (as described under "Characteristics and Risks of Securities and Investment Techniques—Investments in the Wholly-Owned Subsidiary") will comply with these asset segregation or "earmarking" requirements to the same extent as the PIMCO CommodityRealReturn Strategy Fund® or PIMCO CommoditiesPLUS® Strategy Fund, Underlying PIMCO Funds, respectively. The Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities (or the Acquired Funds, in the case of the PIMCO Inflation Response Multi-Asset Fund). Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund's investment returns, resulting in greater losses. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

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Management Risk

The Funds, the Subsidiaries and certain Acquired Funds are subject to management risk because they are actively managed investment portfolios. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis and will, in some cases, rely partially or entirely upon or be informed by one or  more quantitative models in making investment decisions for the Funds, the Subsidiaries and Acquired Funds, as applicable, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent a Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and the Subsidiaries and may also adversely affect the ability of the Funds and the Subsidiaries to achieve their investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of services of one or more key employees of PIMCO could have an adverse impact on the Fund's ability to realize its investment objective. Because a number of Underlying PIMCO Funds obtain exposure to certain proprietary model stock portfolios by investing in equity total return swaps based on such model portfolios, in other securities and instruments to replicate the performance of such model portfolios, or directly in the equity securities held in such model portfolios, such Underlying PIMCO Funds will be subject to the risks associated with the management of these proprietary model stock portfolios by the sub-adviser to such Underlying PIMCO Funds. Similarly, there can be no assurance that third-party quantitative models or related data sources will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on the Fund's ability to realize its investment objective.

Inflation-Indexed Security Risk

Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (i.e., the CPI) will accurately measure the real rate of inflation in the prices of goods and services. Increases in the principal value of TIPS due to inflation are considered taxable ordinary income for the amount of the increase in the calendar year. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. Additionally, a CPI swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap. With municipal inflation-indexed securities, the inflation adjustment is integrated into the coupon payment, which is federally tax exempt (and may be state tax exempt). For municipal inflation-indexed securities, there is no adjustment to the principal value. Because municipal inflation-indexed securities are a small component of the municipal bond market, they may be less liquid than conventional municipal bonds.

Short Exposure Risk

A Fund's short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero.

By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund's exposure to long security positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.

In times of unusual or adverse market, economic, regulatory or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. Also, there is the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

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Prospectus

Tax Risk

The PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund and the PIMCO Inflation Response Multi-Asset Fund gain exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. Each Fund may also gain exposure indirectly to commodity markets by investing in its respective Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other Fixed Income Instruments. In order for the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Inflation Response Multi-Asset Fund to qualify as a regulated investment company under Subchapter M of the Code, each Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income.

As more fully described below under "Tax Consequences—A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Inflation Response Multi-Asset Fund" the Internal Revenue Service (the "IRS") issued a revenue ruling which holds that income derived from commodity-linked derivatives, if earned directly by a Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will constitute qualifying income. Under IRS regulations, income derived from a controlled foreign corporation will be considered qualifying income if a Fund's investment in the subsidiary is derived with respect to the Fund's business of investing in securities. An IRS revenue procedure states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a "security" under the Investment Company Act of 1940, as amended (the "1940 Act").

The PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Inflation Response Multi-Asset Fund will seek to gain exposure to the commodity markets primarily through investments in their respective Subsidiaries. If the IRS were to determine that income derived from certain commodity-linked notes or from investments in a Subsidiary does not constitute qualifying income, the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund, and PIMCO Inflation Response Multi-Asset Fund might be adversely affected and would be required to reduce their exposure to such investments, which might result in difficulty in implementing their investment strategies and increased costs and taxes. Investment in a Subsidiary involves specific risks. See "Characteristics and Risks of Securities and Investment Techniques—Investments in Wholly-Owned Subsidiary" below for further information regarding the Subsidiaries, including the risks associated with investing in the Subsidiaries.

To the extent the PIMCO Inflation Multi-Asset Fund invests in the PIMCO CommodityRealReturn Strategy Fund® or PIMCO CommoditiesPLUS® Strategy Fund, the use of the above noted investments by the Underlying PIMCO Fund could subject the shareholders of the Fund to risks similar to those described above.

Subsidiary Risk

By investing in each of their respective Subsidiaries, each of the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Inflation Response Multi-Asset Fund is indirectly exposed to the risks associated with the respective Subsidiary's investments. The investments held by the Subsidiaries are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the respective Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Funds or the Subsidiaries will be achieved.

The Subsidiaries are not registered under the 1940 Act, and, unless otherwise noted in this prospectus, are not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Inflation Response Multi-Asset Fund and/or the Subsidiaries to operate as described in this prospectus and SAI and could adversely affect the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Inflation Response Multi-Asset Fund and, to the extent the PIMCO Inflation Response Multi-Asset Fund invests in Underlying PIMCO Funds with Subsidiaries, the PIMCO Inflation Response Multi-Asset Fund. Changes in the laws of the United States and/or the Cayman Islands could adversely affect the performance of a Fund and/or a Subsidiary and result in the Fund underperforming its benchmark index(es).

Value Investing Risk

Value investing attempts to identify companies that are believed to be undervalued. Value stocks typically have prices that are low relative to factors such as the company's earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur. A value investing style may perform better or worse than equity portfolios that focus on growth stocks or that have a broader investment style.

Arbitrage Risk

An Underlying PIMCO Fund that invests in securities purchased pursuant to an arbitrage strategy in order to take advantage of a perceived relationship between the value of two securities presents certain risks. Securities purchased or sold short pursuant to an arbitrage strategy may not perform as intended, which may result in a loss to the Underlying PIMCO Fund. Additionally, issuers of a security purchased pursuant to an arbitrage strategy are often engaged in

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significant corporate events, such as restructurings, acquisitions, mergers, takeovers, tender offers or exchanges, or liquidations. Such corporate events may not be completed as initially planned or may fail.

Convertible Securities Risk

Convertible securities are fixed income securities, preferred securities or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security's market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Small-Cap and Mid-Cap Company Risk

Investments in securities issued by small-capitalization and mid-capitalization companies involve greater risk than investments in large-capitalization companies. The value of securities issued by small- and mid-cap companies may go up or down, sometimes rapidly and unpredictably, due to narrower markets and more limited managerial and financial resources than large-cap companies. The PIMCO Inflation Response Multi-Asset Fund's investments in small- and mid-cap companies may increase the volatility of the Fund's portfolio.

Gold-Related Risk

Investments in instruments tied to the price of gold are considered speculative. A Fund's investments in instruments tied to the price of gold may fluctuate substantially over short periods of time or subject the Fund to greater volatility than other types of investments due to many factors, such as changes in inflation or inflation expectations, the supply of gold, commercial and industrial demand for gold, purchases or sales of gold by entities such as governments or central banks, other actions by governments such as monetary policy changes or restrictions on ownership, investment speculation, or other economic, financial or political factors. Moreover, the majority of gold producers are located in a limited number of countries, and economic, political or other factors affecting one or more major sources of gold may have substantial effects on gold prices. A Fund's gold-related investments will primarily consist of derivative instruments tied to the price of gold, such as options, futures and swaps, or gold-related Acquired Funds, as opposed to direct investments in gold bullion. For a discussion of the risks associated with investments in derivatives and Acquired Funds, see "Derivatives Risk" and "Acquired Funds Risk," respectively.

Exchange-Traded Fund ("ETF") Risk

Investments in ETFs entail certain risks. Investments in ETFs designed to track an index involve the risk that the ETF's performance may not track the performance of the index the ETF is designed to track. This deviation may occur due to cash inflows and outflows from and to investors buying and redeeming shares or due to occasional differences between the composition of the index and the securities held by the ETF. In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF's NAV, the value of ETF holdings and supply and demand for ETF shares. Although ETFs will generally trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a "premium") or below (at a "discount") NAV. Significant losses may result when transacting in ETF shares in these and other circumstances.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the SAI for information about the availability of the complete schedule of each Fund's holdings.

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Prospectus

Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as investment adviser, the "Investment Adviser," and serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees of PIMCO Funds (the "Trust"), PIMCO is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters. PIMCO also serves as the investment adviser for the CRRS, CPS and IRMA Subsidiaries.

PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2019, PIMCO had approximately $1.84 trillion in assets under management.

Management Fees

Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables reflect both an advisory fee and a supervisory and administrative fee. For the fiscal year ended March 31, 2019, the Funds paid monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets attributable to each class's shares taken separately):

	Management Fees
Fund Name	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
PIMCO CommoditiesPLUS® Strategy Fund	0.74%	0.84%	0.94%	0.74%	0.94%	0.94%	N/A
PIMCO CommodityRealReturn Strategy Fund®	0.74%	0.84%	0.94%	0.74%	0.94%	0.94%	0.94%
PIMCO Inflation Response Multi-Asset Fund	0.69%	0.79%	N/A	0.69%	0.89%	N/A	N/A
PIMCO Long-Term Real Return Fund	0.50%	0.60%	N/A	0.50%	N/A	N/A	N/A
PIMCO Real Return Fund	0.45%	0.55%	0.65%	0.45%	0.60%	0.60%	0.60%
PIMCO RealEstateRealReturn Strategy Fund	0.74%	0.84%	0.94%	0.74%	0.89%	0.89%	N/A

■

Advisory Fee. Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2019, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund Name	Advisory Fee All Classes(1)
PIMCO CommoditiesPLUS® Strategy Fund	0.49%
PIMCO CommodityRealReturn Strategy Fund®	0.49%
PIMCO Inflation Response Multi-Asset Fund	0.44%
PIMCO Long-Term Real Return Fund(2)	0.25%
PIMCO Real Return Fund	0.25%
PIMCO RealEstateRealReturn Strategy Fund	0.49%

1 For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 84.

2 Effective October 1, 2019, the Fund's advisory fee was reduced by 0.05% to 0.25% per annum.

A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contract is available in the Funds' Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2018.

As discussed in its "Principal Investments and Strategies" section, each of the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Inflation Response Multi-Asset Fund may pursue its investment objective by investing in its respective Subsidiary. Each Subsidiary has entered into a separate contract with PIMCO whereby PIMCO provides investment advisory and other services to the Subsidiary. In consideration of these services, each Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO CommodityRealReturn Strategy Fund® in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CRRS Subsidiary. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO CommoditiesPLUS® Strategy Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CPS Subsidiary. PIMCO has contractually agreed to waive the advisory fee and supervisory and administrative fee it receives from the PIMCO Inflation Response Multi-Asset Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the IRMA Subsidiary. These waivers may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the respective Subsidiary is in place.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	41

PIMCO Funds

■

Supervisory and Administrative Fee. Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Funds. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended March 31, 2019, the Funds paid PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class's shares taken separately):

	Supervisory and Administrative Fees(1)
Fund Name	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
PIMCO CommoditiesPLUS® Strategy Fund	0.25%	0.35%	0.45%	0.25%	0.45%	0.45%	N/A
PIMCO CommodityRealReturn Strategy Fund®	0.25%	0.35%	0.45%	0.25%	0.45%	0.45%	0.45%
PIMCO Inflation Response Multi-Asset Fund	0.25%	0.35%	N/A	0.25%	0.45%	N/A	N/A
PIMCO Long-Term Real Return Fund	0.25%	0.35%	N/A	0.25%	N/A	N/A	N/A
PIMCO Real Return Fund	0.20%	0.30%	0.40%	0.20%	0.35%	0.35%	0.35%
PIMCO RealEstateRealReturn Strategy Fund	0.25%	0.35%	0.45%	0.25%	0.40%	0.40%	N/A

1 For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 84.

Expense Limitation Agreement

Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of each Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the "Expense Limit") (calculated as a percentage of average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the "Reimbursement Amount") during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

Fee Waiver Agreement

PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Real Return Fund and PIMCO RealEstateRealReturn Strategy Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Underlying PIMCO Fund Fees

The PIMCO Inflation Response Multi-Asset Fund is permitted to invest in Underlying PIMCO Funds, which, for this Fund, is defined to include Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management. The PIMCO Inflation Response Multi-Asset Fund is further permitted to invest in Acquired Funds, which, for this Fund, is defined to include the Underlying PIMCO Funds and other affiliated funds, including funds of the PIMCO ETF Trust, and unaffiliated funds.

The PIMCO Inflation Response Multi-Asset Fund pays advisory and supervisory and administrative fees directly to PIMCO at the annual rates stated above, based on the average daily net assets attributable in the aggregate to the Fund's shares. The Fund also indirectly pays its proportionate share of the advisory and supervisory and administrative fees and management fees charged by PIMCO to the Underlying PIMCO Funds and funds of PIMCO ETF Trust in which the Fund invests (collectively, the "Underlying PIMCO Fund Fees").

42	PROSPECTUS | PIMCO FUNDS

Prospectus

PIMCO has contractually agreed, through July 31, 2020, to waive, first, the advisory fee and, second, to the extent necessary, the supervisory and administrative fee it receives from the PIMCO Inflation Response Multi-Asset Fund in an amount equal to the Underlying PIMCO Fund Fees indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's advisory fee or advisory fee and supervisory and administrative fee taken together are greater than or equal to the Underlying PIMCO Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. For purposes of the expense reduction described above, references to Underlying PIMCO Funds include funds of PIMCO ETF Trust.

The Acquired Fund Fees and Expenses shown in the Annual Fund Operating Expenses table for the PIMCO Inflation Response Multi-Asset Fund may be higher than the Underlying PIMCO Fund Expenses used for purposes of the expense reduction described above due to differences in the methods of calculation.  The Acquired Fund Fees and Expenses, as required to be shown in the Annual Fund Operating Expenses table, are calculated using the total operating expenses for each Underlying PIMCO Fund over the Fund's average net assets. The Underlying PIMCO Fund Expenses that are used for purposes of implementing the expense reduction described above are calculated using the advisory and supervisory and administrative fees for each Underlying PIMCO Fund over the total assets invested in Underlying PIMCO Funds. Thus, the Acquired Fund Fees and Expenses listed in the Annual Fund Operating Expenses table will typically be higher than the Underlying PIMCO Fund Expenses used to calculate the expense reduction when the PIMCO Inflation Response Multi-Asset Fund employs leverage as an investment strategy.

The expenses associated with investing in a "fund of funds" are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds Fund, an investor will indirectly bear fees and expenses charged by the non-PIMCO Acquired Funds (and may indirectly bear a portion of the fees and expenses charged by Underlying PIMCO Funds to the extent such fees and expenses are not waived or reimbursed pursuant to applicable waiver and reimbursement agreements) in addition to the Fund's direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. The PIMCO Inflation Response Multi-Asset Fund invests in Institutional Class or Class M shares of the Underlying PIMCO Funds, which are not subject to any sales charges or distribution (12b-1) fees.

The following table summarizes the annual expenses borne by Institutional Class or Class M shareholders of the Underlying PIMCO Funds. Because the PIMCO Inflation Response Multi-Asset Fund invests in Institutional Class or Class M shares of the Underlying PIMCO Funds, shareholders of the PIMCO Inflation Response Multi-Asset Fund indirectly bear a proportionate share of these expenses, depending upon how the Fund's assets are allocated from time to time among the Underlying PIMCO Funds.

For a complete description of an Underlying PIMCO Fund, please see the Underlying PIMCO Fund's Institutional Class or Class M prospectus. For a summary description of the Underlying PIMCO Funds, please see the "Description of the Underlying PIMCO Funds" section in this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	43

PIMCO Funds

Annual Underlying PIMCO Fund Expenses
(Based on the average daily net assets attributable to an Underlying PIMCO Fund's Institutional Class shares (or Class M shares in the case of the PIMCO Government Money Market Fund)).

Underlying PIMCO Fund	Management Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
PIMCO California Intermediate Municipal Bond Fund	0.445%	0.00%	0.445%
PIMCO California Municipal Bond Fund	0.44%	0.05%	0.49%
PIMCO California Short Duration Municipal Income Fund	0.33%	0.00%	0.33%
PIMCO CommoditiesPLUS™ Strategy Fund	0.74%	0.27%	1.01%(3)
PIMCO CommodityRealReturn Strategy Fund	0.74%	0.86%	1.60%(4)
PIMCO Credit Opportunities Bond Fund	0.90%	0.03%	0.93%
PIMCO Diversified Income Fund	0.75%	0.04%	0.79%
PIMCO Dividend and Income Fund	0.79%	0.07%	0.86%(5)
PIMCO Dynamic Bond Fund	0.80%	0.21%	1.01%
PIMCO Emerging Markets Bond Fund	0.83%	0.02%	0.85%
PIMCO Emerging Markets Corporate Bond Fund	0.90%	0.08%	0.98%
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.85%	0.03%	0.88%
PIMCO Emerging Markets Local Currency and Bond Fund	0.90%	0.04%	0.94%
PIMCO EqS® Long/Short Fund	1.49%	0.57%	2.06%(5)
PIMCO Extended Duration Fund	0.50%	0.67%	1.17%
PIMCO Global Advantage Strategy Bond Fund	0.65%	0.20%	0.85%
PIMCO Global Bond Opportunities Fund (U.S. Dollar Hedged)	0.55%	0.07%	0.62%
PIMCO Global Bond Opportunities Fund (Unhedged)	0.55%	0.17%	0.72%
PIMCO GNMA and Government Securities Fund Fund	0.50%	0.21%	0.71%
PIMCO Government Money Market Fund	0.18%	0.00%	0.18%(6)
PIMCO High Yield Fund	0.55%	0.04%	0.59%
PIMCO High Yield Municipal Bond Fund	0.55%	0.11%	0.66%
PIMCO High Yield Spectrum Fund	0.60%	0.03%	0.63%
PIMCO Income Fund	0.50%	0.55%	1.05%
PIMCO International Bond (U.S. Dollar Hedged) Fund	0.50%	0.05%	0.55%
PIMCO International Bond (Unhedged) Fund	0.50%	0.16%	0.66%
PIMCO Investment Grade Credit Bond Fund	0.50%	0.27%	0.77%
PIMCO Long Duration Total Return Fund	0.50%	0.47%	0.97%
PIMCO Long-Term Credit Bond Fund	0.55%	0.24%	0.79%
PIMCO Long-Term Real Return Fund	0.55%	0.77%	1.32%
PIMCO Long-Term U.S. Government Fund	0.475%	0.49%	0.965%
PIMCO Low Duration ESG Fund	0.50%	0.02%	0.52%
PIMCO Low Duration Fund	0.46%	0.25%	0.71%
PIMCO Low Duration II Fund	0.50%	0.04%	0.54%
PIMCO Low Duration Income Fund	0.50%	0.09%	0.59%
PIMCO Moderate Duration Fund	0.46%	0.14%	0.60%
PIMCO Mortgage Opportunities and Bond Fund	0.60%	0.77%	1.37%
PIMCO Mortgage-Backed Securities Fund	0.50%	0.25%	0.75%
PIMCO Municipal Bond Fund	0.44%	0.11%	0.55%
PIMCO National Intermediate Municipal Bond Fund	0.45%	0.00%	0.45%
PIMCO New York Municipal Bond Fund	0.445%	0.09%	0.535%
PIMCO Preferred and Capital Securities Fund	0.79%	0.11%	0.90%(7)
PIMCO RAE Emerging Markets Fund	0.95%	0.02%	0.97%(5)(8)
PIMCO RAE Fundamental Advantage PLUS Fund	0.89%	0.09%	0.98%
PIMCO RAE International Fund	0.60%	0.02%	0.62%(5)(9)
PIMCO RAE Low Volatility PLUS EMG Fund	1.15%	0.44%	1.59%(10)
PIMCO RAE Low Volatility PLUS Fund	0.79%	0.08%	0.87%

44	PROSPECTUS | PIMCO FUNDS

Prospectus

Underlying PIMCO Fund	Management Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
PIMCO RAE Low Volatility PLUS International Fund	0.82%	0.09%	0.91%
PIMCO RAE PLUS EMG Fund	1.15%	0.10%	1.25%
PIMCO RAE PLUS Fund	0.79%	0.14%	0.93%
PIMCO RAE PLUS International Fund	0.82%	0.27%	1.09%
PIMCO RAE PLUS Small Fund	0.84%	0.08%	0.92%
PIMCO RAE US Fund	0.50%	0.02%	0.52%(5)(9)
PIMCO RAE US Small Fund	0.60%	0.03%	0.63%(5)(9)
PIMCO RAE Worldwide Long/Short PLUS Fund	1.19%	0.09%	1.28%
PIMCO Real Return Fund	0.45%	0.53%	0.98%
PIMCO RealEstateRealReturn Strategy Fund	0.74%	1.35%	2.09%
PIMCO Senior Floating Rate Fund	0.70%	0.05%	0.75%
PIMCO Short Asset Investment Fund	0.34%	0.04%	0.38%
PIMCO Short Duration Municipal Income Fund	0.33%	0.00%	0.33%
PIMCO Short-Term Fund	0.45%	0.05%	0.50%
PIMCO StocksPLUS® Absolute Return Fund	0.64%	0.09%	0.73%
PIMCO StocksPLUS® Fund	0.50%	0.08%	0.58%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Fund	0.75%	0.12%	0.87%
PIMCO StocksPLUS® International Fund (Unhedged) Fund	0.64%	0.09%	0.73%
PIMCO StocksPLUS® Long Duration Fund	0.59%	0.52%	1.11%
PIMCO StocksPLUS® Short Fund	0.64%	0.13%	0.77%
PIMCO StocksPLUS® Small Fund	0.69%	0.14%	0.83%
PIMCO Strategic Bond Fund	0.55%	0.04%	0.59%(11)
PIMCO Total Return ESG Fund	0.50%	0.34%	0.84%
PIMCO Total Return Fund	0.46%	0.25%	0.71%
PIMCO Total Return II Fund	0.50%	0.35%	0.85%
PIMCO Total Return IV Fund	0.50%	0.19%	0.69%
PIMCO TRENDS Managed Futures Strategy Fund	1.40%	0.22%	1.62%(12)(13)

1 "Management Fees" reflects an advisory fee and a supervisory and administrative fee payable by an Underlying Fund to PIMCO.

2 Other Expenses include expenses such as organizational expenses, interest expense, taxes, governmental fees, pro rata Trustees' fees and acquired fund fees and expenses attributable to the Institutional Class or Class M shares.

3 PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund III Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

4 PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund I Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

5 PIMCO has contractually agreed, through October 31, 2019, to waive a portion of the Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses and pro rata share of Trustee fees exceed 0.0049% (calculated as a percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may recoup amounts waived or reimbursed in future periods, not exceeding three years.

6 To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund's fees and expenses.

7 PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Capital Securities Fund (Cayman) Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

8 PIMCO has contractually agreed, through October 31, 2019, to reduce its advisory fee by 0.20% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

9 PIMCO has contractually agreed, through October 31, 2019, to reduce its advisory fee by 0.10% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	45

PIMCO Funds

10 PIMCO has contractually agreed, through July 31, 2020, to reduce its advisory fee by 0.05% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

11 PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for each share class of the Fund by 0.05% of the average daily net assets attributable to the applicable class of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years from the date of waiver.

12 PIMCO has contractually agreed, through July 31, 2020, to reduce its advisory fee by 0.10% of the average daily net assets of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

13 PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund VIII, Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Inflation Response Multi-Asset PIMCO Long-Term Real Return PIMCO Real Return PIMCO RealEstateRealReturn Strategy	Daniel He	12/19 12/19 12/19 12/19

Senior Vice President, PIMCO. Mr. He is a portfolio manager in the Newport Beach office. He is a member of the liquid products group specializing in real return and mortgage-backed securities. Prior to joining PIMCO in 2011, he structured and traded derivative strategies for a global macro hedge fund. He previously developed trading strategies at a hedge fund that focused on foreign exchange volatility. He has investment experience since 2005 and holds an MBA from the University of Chicago Booth School of Business. He also holds a master's degree in financial engineering and an undergraduate degree in computer science from the National University of Singapore.

PIMCO CommoditiesPLUS® Strategy PIMCO CommodityRealReturn Strategy® PIMCO Inflation Response Multi-Asset PIMCO RealEstateRealReturn Strategy	Nic Johnson	5/10* 1/15 1/15 1/15

Managing Director, PIMCO. He joined PIMCO in 2004 and previously managed the portfolio analyst group. Prior to joining PIMCO, he worked at NASA's Jet
Propulsion Laboratory, developing Mars missions and new methods of autonomous navigation.

PIMCO CommodityRealReturn Strategy® PIMCO Inflation Response Multi-Asset PIMCO Long-Term Real Return PIMCO Real Return PIMCO RealEstateRealReturn Strategy	Steve Rodosky	1/19 1/19 1/19 1/19 1/19	Managing Director, PIMCO. Mr. Rodosky joined PIMCO in 2001 and specializes in portfolio management of treasuries, agencies and futures.
PIMCO CommoditiesPLUS® Strategy PIMCO CommodityRealReturn Strategy®	Greg Sharenow	1/15 11/18

Managing Director, PIMCO. Mr. Sharenow joined PIMCO in 2011 and is a portfolio manager focusing on real assets. Prior to joining PIMCO, he was an energy trader at Hess Energy Trading, Goldman Sachs and DE Shaw. He was also previously senior energy economist at Goldman Sachs. He has investment and financial services experience since 2000 and holds bachelor's degrees in mathematical methods in the social sciences and in economics from Northwestern University.

* Inception of the Fund.

Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Investment Adviser, the Distributor (as defined below), the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor summary prospectus, the Trust's SAI, any contracts filed as exhibits to the Trust's registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend this, or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust's then-current prospectus or SAI.

46	PROSPECTUS | PIMCO FUNDS

Prospectus

Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC"). Please note all direct account requests or inquiries should be mailed to the Trust's transfer agent at P.O. Box 219294, Kansas City, MO 64121-9294 and should not be mailed to the Distributor.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	47

PIMCO Funds

Classes of Shares

Class A, Class C, Class R, Institutional Class, I-2, I-3 and Administrative Class shares of the Funds are offered in this prospectus. Each share class represents an investment in the same Fund, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment, the expenses borne by each class, which are detailed in the fee table and example at the front of this prospectus, any initial sales charge or contingent deferred sales charge (CDSC) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. Individual investors can generally invest in Class A and Class C shares. Class C shares of each Fund will automatically convert into Class A shares of the same Fund after they have been held for ten years. In addition, any Class C shares held in Orphaned Accounts (as defined below) will automatically convert into Class A shares of the same Fund. Certain shareholder accounts are maintained with the Trust's Transfer Agent and list a broker-dealer of record ("Prior Broker-Dealer of Record") other than the Distributor, and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the Trust and the Distributor becoming the default dealer of record for such account, then such account would be referred to as an "Orphaned Account." These automatic conversions will be executed without any sales charge, fee or other charge. After such a conversion takes place, the shares will be subject to all features and expenses of Class A shares. Only certain investors may purchase Institutional Class, I-2, I-3, Administrative Class and Class R shares.

The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Distributor or a financial firm. More information regarding sales charge waivers and discounts is summarized below.

The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial firms for distribution and other services. More information about the Trust's multi-class arrangements is included in the SAI and can be obtained free of charge by visiting pimco.com or by calling 888.87.PIMCO.

Sales Charges

Initial Sales Charges — Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial firm in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the NAV of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you obtain the proper "breakpoint" discount.

PIMCO Real Return—Class A Shares

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $100,000	3.75%	3.90%
$100,000 but under $250,000	3.25%	3.36%
$250,000 but under $500,000	2.25%	2.30%
$500,000 but under $1,000,000	1.75%	1.78%
$1,000,000 +	0.00%*	0.00%*

* As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, certain purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after their purchase. See "Contingent Deferred Sales Charges – Class A Shares" below.

PIMCO CommoditiesPLUS® Strategy, PIMCO CommodityRealReturn Strategy, PIMCO Inflation Response Multi-Asset, and PIMCO RealEstateRealReturn Strategy Funds—Class A Shares

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $50,000	5.50%	5.82%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 +	0.00%*	0.00%*

* As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, certain purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after their purchase. See "Contingent Deferred Sales Charges – Class A Shares" below.

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, Right of Accumulation (Cumulative Quantity Discount), Letter of Intent or Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of the Trust or PIMCO Equity Series that offer Class A shares (other than the PIMCO Government Money Market Fund) (collectively, "Eligible Funds"), are summarized below and are described in greater detail in the SAI.

Combined Purchase Privilege and Right of Accumulation (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase (the "Combined Purchase Privilege"). In addition, a Qualifying Investor may obtain a reduced sales charge on Class A shares by adding the purchase value of Class A shares of an Eligible Fund with the current aggregate NAV

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of all Class A and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor (the "Right of Accumulation" or "Cumulative Quantity Discount").

The term "Qualifying Investor" refers to:

1.

an individual, such individual's spouse or domestic partner, as recognized by applicable state law, or such individual's children under the age of 21 years (each a "family member") (including family trust* accounts established by such a family member); or

2.

a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or

3.

an employee benefit plan of a single employer.

* For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege, Right of Accumulation or Letter of Intent, a "family trust" is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is/are the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is/are the trustee(s).

Please see the SAI for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent. Investors may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent which expresses intent to invest not less than $50,000 (or $100,000 in the case of those funds with an initial sales charge breakpoint at $100,000) within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. The value of the investor's account(s) linked to a Letter of Intent will be included at the start date of the Letter of Intent.  A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased. Redemptions during the LOI period will not count against the shareholder, but a CDSC may be charged for LOIs of $1,000,000.

In making computations concerning the amount purchased for purposes of a Letter of Intent, the Right of Accumulation value of eligible accounts will be included in the computation when the Letter of Intent begins in addition to purchases made during the Letter of Intent Period.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption date. The limitations and restrictions of this program are fully described in the SAI.

Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the public offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Right of Accumulation (Cumulative Quantity Discount).

Sales at Net Asset Value. In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including: individuals or accounts having certain relationships with the Trust, certain of its affiliates, PIMCO Equity Series, certain broker-dealers or the Distributor; individuals purchasing shares through certain types of omnibus or wrap accounts; investors engaging in certain transactions related to IRAs or other qualified retirement plan accounts; investors making certain purchases following the announcement of a Fund or share class liquidation or following certain share class conversions; and any other person for which the Distributor determines that there will be minimal cost borne by the Distributor associated with the sale. Please see the SAI for additional details.

If you are eligible to buy both Class A shares and Institutional Class shares, you should buy Institutional Class shares because Class A shares may be subject to sales charges and an annual 0.25% service fee.

Required Shareholder Information and Records. In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial firm must notify the Fund that the investor qualifies for such a reduction. If the Fund is not notified that the investor is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the investor's account. An investor may have to provide certain information or records to his or her financial firm or the Fund to verify the investor's eligibility for breakpoint discounts or sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

■

all of the investor's accounts held directly with the Trust or through a financial firm;

■

any account of the investor at another financial firm; and

■

accounts of Qualifying Investors, at any financial firm.

The SAI provides additional information regarding eliminations of and reductions in sales loads associated with Eligible Funds. You can obtain the SAI free of charge from PIMCO by written request, by visiting pimco.com or by calling 888.87.PIMCO.

Contingent Deferred Sales Charges

Class A Shares

Unless you are eligible for a waiver, if you purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) of a Fund, you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 12 months of their purchase. If the financial firm through which you purchased your shares does not receive any upfront commission from the Distributor at the time of purchase, you will not be subject to a CDSC upon redemption. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of

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the CDSC. See "Reductions and Waivers of Initial Sales Charges and CDSCs" below.

Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. If you invest in Class C shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you are credited with the proper holding period for the shares redeemed.

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%

How CDSCs will be Calculated

A CDSC is imposed on redemptions of Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

■

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

■

For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund's NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

■

CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

■

In determining whether a CDSC is payable, it is assumed that you will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class C CDSC:

■

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class C shares of a Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 1%, the Class C CDSC would be $20.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. See "Sales at Net Asset Value" above for information on Class A initial sales charges. CDSCs on Class A and Class C shares may be reduced or waived in certain circumstances, including for: redemptions in connection with certain distributions, withdrawals or returns of excess contributions from or exchanges to certain retirement plan accounts or IRAs; certain redemptions following death or disability; certain redemptions of shares subject to an Automatic Withdrawal Plan; redemptions by individuals having certain relationships with the Trust, certain of its affiliates, PIMCO Equity Series or the Distributor; redemptions effected by a Fund as a result of an account not satisfying applicable minimum account size requirements; redemptions in connection with certain reorganizations and liquidations; redemptions by certain shareholders demonstrating hardship, as determined in the sole discretion of the Trust; certain intra-fund exchanges of Class A shares for Institutional Class shares; redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a financial firm with which the Distributor has an agreement with respect to such purchases; and certain redemptions effected by fiduciaries who have purchased shares for certain accounts. In addition, investors will not be subject to CDSCs for certain transactions where the Distributor did not pay at the time of purchase the amount it normally would have to the broker-dealer. Please see the SAI for additional details.

Shares Purchased or Held Through Financial Firms

The availability of sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. The Funds' sales charge waivers and discounts disclosed in this Prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial firms unless otherwise specified in Appendix B. The sales charge waivers and discounts available through certain other financial firms are set forth in Appendix B to this Prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Distributor or certain other financial firms. Please contact your financial firm for more information regarding sales charge waivers and discounts available to you and the financial firm's related policies and procedures.

No Sales Charges — Class R Shares

The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Class R shares. Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan's financial firm has an agreement with the Distributor or PIMCO Funds to utilize Class R shares in certain investment products or programs (collectively, "specified benefit plans"). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan's financial firm). Class R shares are not available to retail or non-specified benefit plan accounts, traditional

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and Roth IRAs (except through certain omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403 (b) plans.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific Class R shareholders, and a shareholder may obtain information about accounts only through the specified benefit plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial firm authorized to sell or process transactions in Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See "Purchasing Shares – Class R" below. Additional shares may be purchased through a benefit plan's administrator or recordkeeper.

Financial firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes.

Moreover, financial firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-accounting and other shareholder services. A financial firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Administrator, another affiliate of the Fund or the Distributor (normally not to exceed an annual rate of 0.50% of a Fund's average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients although payments with respect to shares in retirement plans are often higher). PIMCO or its affiliates may pay a financial firm or specified benefit plan an additional amount not to exceed 0.25% for sub-accounting or other shareholder services.

These fees and expenses could reduce an investment return in Class R shares. For further information on Class R shares and related items, please refer to the SAI.

No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares

The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Institutional Class, I-2, I-3 or Administrative Class shares. Only certain investors are eligible to purchase these share classes. Your financial advisor or financial firm can help you determine if you are eligible to purchase Institutional Class, I-2, I-3 or Administrative Class shares. You can also call 888.87.PIMCO.

An investor transacting in Institutional Class shares, I-2 shares or I-3 shares may be required to pay a commission to a broker or other financial firm. Other share classes of the Funds that have different fees and expenses are available.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances, and "wrap account" programs established with broker-dealers or other financial firms may purchase Institutional Class, I-2, I-3 or Administrative Class shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

I-2 shares are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as certain asset allocation, wrap fee and other similar programs. I-2 shares may also be offered through broker-dealers and other financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Funds. I-2 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder's I-2 shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific I-2 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-2 shares.

I-3 shares of the Funds are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as mutual fund supermarkets or other no transaction fee platforms. I-3 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder's I-3 shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific I-3 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-3 shares.

Administrative Class shares are offered primarily through broker-dealers, other financial firms, and employee benefit plan alliances. Each Fund typically pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Distribution and Servicing (12b-1) Plans

Class A, Class C and Class R shares. The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares ("distribution fees") and/or in connection

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with personal services rendered to Fund shareholders and the maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans ("12b-1 Plans") adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

Class A shares pay only servicing fees. Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

Class A	Servicing Fee	Distribution Fee
All Funds	0.25%	0.00%

Class C	Servicing Fee	Distribution Fee
PIMCO Real Return Fund	0.25%	0.50%
All other Funds	0.25%	0.75%

Class R	Servicing Fee	Distribution Fee
All Funds	0.25%	0.25%

Because distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class C and Class R shares do not pay initial sales charges, the distribution fees payable on Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares.

Administrative Class Shares. The Trust has adopted, pursuant to Rule 12b-1 under the 1940 Act, a separate Distribution and Servicing Plan for the Administrative Class shares of the Funds. The Distribution and Servicing Plan permits the Funds to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Administrative Class shares. Most or all of the distribution and service (12b-1) fees are paid to financial firms through which shareholders may purchase or hold shares. Because these fees are paid out of a Fund's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares.

The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each Distribution and Servicing Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

Administrative Class	Distribution and/or Servicing Fee
All Funds	0.25%

Servicing Arrangements

Shares of the Funds may be available through broker-dealers, banks, trust companies, insurance companies and other financial firms that have entered into shareholder servicing arrangements with respect to the Funds. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. These financial firms provide varying investment products, programs, platforms and accounts, through which investors may purchase, redeem and exchange shares of the Funds. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular firm's products, programs, platform and accounts.

PIMCO and/or its affiliates may make payments to financial firms for the shareholder services provided. These payments are made out of PIMCO's resources, including the supervisory and administrative fees paid to PIMCO under the Funds' supervision and administration agreement. The actual services provided by these firms, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the financial firm and/or a percentage of the value of shares held by investors through the firm. Please see the SAI for more information.

These payments may be material to financial firms relative to other compensation paid by the Funds, PIMCO and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service (12b-1) fees, revenue sharing or "shelf space" fees and event support, other non-cash compensation and charitable contributions paid to or at the request of such firms (described below). Also, the payments may differ depending on the Fund or share class and may vary from amounts paid to the Funds' transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not control these financial firms' provision of the services for which they are receiving payments.

These financial firms may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Funds. These additional fees may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each financial firm is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial firms or participants in programs serviced by them should contact the financial firm for information regarding these fees and conditions.

Other Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or "reallowed" to the financial firm, including their financial advisors through which you purchase your shares. With respect to Class C shares, the financial firms are also paid at the time of your purchase a commission of up to 1.00% of your investment in such share class. Please see the SAI for more details.

Revenue Sharing/Marketing Support. The Distributor or PIMCO (for purposes of this subsection only, collectively, "PIMCO") make payments and provide other incentives to financial firms as compensation for services such as providing the Funds with "shelf space," or a higher profile for the

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financial firms' financial advisors and their customers, placing the Funds on the financial firms' preferred or recommended fund list, granting PIMCO access to the financial firms' financial advisors and furnishing marketing support and other specified services. These payments may be significant to the financial firms.

A number of factors are considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or other funds sponsored by PIMCO together or a particular class of shares, during a specified period of time. PIMCO also makes payments to one or more financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the Funds and the quality of the financial firm's relationship with PIMCO and/or its affiliates.

The additional payments described above are made from PIMCO's (or its affiliates') own assets (and sometimes, therefore referred to as "revenue sharing") pursuant to agreements with financial firms and do not change the price paid by investors for the purchase of a Fund's shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds or other PIMCO-sponsored funds. With respect to Class A and Class C shares (and, Class R shares, to the extent a financial firm has a written agreement to receive revenue sharing on Class R shares), except as described in the following paragraph, the level of payments made to a financial firm will vary and generally will not exceed in any billing period the sum of: (a) 0.10% of gross sales of Class A and Class C shares (Class R shares, if applicable) of the Trust and PIMCO Equity Series by such financial firm; and (b) an annual rate of 0.03% of the assets attributable to that financial firm invested in Class A and Class C shares (Class R shares, if applicable) of the funds of the Trust and funds of PIMCO Equity Series (as determined by the contractual arrangement between the parties) (the "10/3 cap"). In certain cases, the payments described in the preceding sentence are subject to minimum payment levels or vary based on the advisory fee or total expense ratio of the relevant Fund(s). In lieu of payments pursuant to the foregoing formula, PIMCO or its affiliates makes, in certain instances, payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formula.

Financial firms with a combined AUM in excess of $5 billion in Class A, Class C and I-2 shares of funds of the Trust and PIMCO Equity Series that have a written agreement with PIMCO to receive revenue sharing payments on the applicable share class (for purposes of this paragraph, "Eligible Firms") are eligible for marketing support payments beyond those described in the preceding paragraph on certain Eligible Assets (as defined below). The total payment in any billing period (as determined by the contractual arrangement between the parties) to any Eligible Firm with an agreement to receive revenue sharing payments on I-2 shares generally shall not exceed 0.05% of the combined Eligible Assets of Class A, Class C and I-2 shares of the funds of the Trust and PIMCO Equity Series. Should any Eligible Firm not collect marketing support on I-2 shares, the total payment to such Eligible Firm generally shall not exceed the greater of: (a) 0.05% of Eligible Assets of Class A and Class C shares of funds of the Trust and funds of PIMCO Equity Series; or (b) the 10/3 cap with respect to Class A and Class C shares only. With respect to the Eligible Firms receiving marketing support payments with respect to I-2 shares pursuant to this paragraph, payments may be lower for particular funds of the Trust or funds of PIMCO Equity Series as compared to other funds of the Trust or funds of PIMCO Equity Series. "Eligible Assets" for purposes of this paragraph are all assets of Class A, Class C and I-2 shares of funds of the Trust and funds of PIMCO Equity Series attributable to such Eligible Firm less any such assets attributable to the Eligible Firm that the Eligible Firm instructs PIMCO in writing to exclude. Although these payments are made from PIMCO's own assets, in some cases the levels of such payments may vary by Fund or share class in relation to advisory fees, total annual operating expenses or other payments made by the Fund or share class to PIMCO. These additional payments by PIMCO may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds.

Model Portfolios. Payments for revenue sharing, in certain circumstances, may also be made to financial firms in connection with the marketing and sale of model portfolios developed by PIMCO or servicing of accounts tracking such model portfolios. Such payments relate to assets under management, the advisory fee, the total expense ratio, or sales of any share class, of the Funds in such PIMCO-developed models. The cap rates set forth under "Revenue Sharing/Marketing Support" above do not apply to payments for the marketing and sale of model portfolios.

Ticket Charges. In addition to revenue sharing payments, PIMCO makes payments to financial firms in connection with certain transaction fees (also referred to as "ticket charges") incurred by the financial firms.

Event Support; Other Non-Cash Compensation; Charitable Contributions. In addition to the payments described above, PIMCO pays and/or reimburses, at its own expense, financial firms' sponsorship and/or attendance at conferences, seminars or informational meetings ("event support"), provides financial firms or their personnel with occasional tickets to events or other entertainment, meals and small gifts or pays or provides reimbursement for reasonable travel and lodging expenses for attendees of PIMCO educational events ("other non-cash compensation"), and makes charitable contributions to valid charitable organizations at the request of financial firms ("charitable contributions") to the extent permitted by applicable law, rules and regulations.

Visits; Training; Education. In addition to the payments described above, wholesaler representatives and employees of PIMCO or its affiliates visit financial firms on a regular basis to educate financial advisors and other personnel about the Funds and to encourage the sale or recommendation of Fund shares to their clients. PIMCO may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a financial firm's financial advisors and other personnel.

Platform Support; Leads; Consultant Services. PIMCO also may make payments or reimbursements to financial firms or their affiliated companies, which may be used for their platform development, maintenance, improvement and/or the availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, eligibility for inclusion on sample fund line-ups, trading or order taking

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platforms and related infrastructure/technology and/or legal, risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, "platform support"), or for various studies, surveys, industry data, research and information about, and contact information for, particular financial advisors who have sold, or may in the future sell, shares of the Funds or other PIMCO-advised funds (i.e., "leads"). Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Funds with such financial firms' affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Funds or in other products sponsored or distributed by PIMCO or its affiliates. In addition, PIMCO may pay investment consultants or their affiliated companies for certain services including technology, operations, tax, or audit consulting services and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms (collectively, "consultant services").

Payments. Payments for items including event support, platform support, leads and consultant services (but not including certain account services), as well as revenue sharing, are, in certain circumstances, bundled and allocated among these categories in PIMCO's discretion. Portions of such bundled payments allocated by PIMCO to revenue sharing shall remain subject to the percentage limitations on revenue sharing payments disclosed above. The financial firms receiving such bundled payments may characterize or allocate the payments differently from PIMCO's internal allocation.

If investment advisers, distributors or affiliated persons of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial advisors may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial advisors also may have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Fund shares through a financial firm should consult with the shareholder's financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial advisor.

Although the Funds may use financial firms that sell Fund shares to effect transactions for the Funds' portfolios, the Funds and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by PIMCO to financial firms, please see the SAI.

Purchases, Redemptions and Exchanges

The following section provides basic information about how to purchase, redeem and exchange shares of the Funds.

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the SAI, which can be obtained free of charge by written request to the Funds at P.O. Box 219294, Kansas City, MO 64121-9294, visiting pimco.com or by calling 888.87.PIMCO. The SAI provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

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Automated telephone and wire transfer procedures

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Automatic purchase, exchange and withdrawal programs

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A link from your PIMCO Fund account to your bank account

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Special arrangements for tax-qualified retirement plans

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Investment programs which allow you to reduce or eliminate the initial sales charges

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Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

In addition to the other methods and notwithstanding any limitations described herein, shareholders with eligible Fund direct accounts may purchase Class A and Class C shares, and redeem (sell) and exchange Class A and Class C shares, by accessing their accounts online at pimco.com/MyAccountAccess.  Shareholders with eligible Fund direct accounts in the Institutional class may purchase, redeem (sell) and exchange shares by accessing their accounts online at pimco.com/InstitutionalAccountAccess. Accordingly, an investor must first establish a Fund direct account by completing and mailing the appropriate account application. Online redemptions are not available for all Fund direct accounts because in certain cases, a signature guarantee may be required.

If a shareholder elects to use Account Access to effect transactions for their Fund direct account, the shareholder will be required to establish and use a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. A Fund will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during drastic economic or market changes or during other times when communications may be under unusual stress. Please see the Funds' SAI for additional terms, conditions and considerations.

If a shareholder elects not to use Account Access to view their account or effect transactions, the shareholder should not establish online account access.  If online account access has already been established and the client no longer wants the account accessible online, the client can call 888.87.PIMCO and request to suspend online access.

The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The Trust or the Distributor may lower or waive the minimum initial or subsequent investment for certain categories of investors at their discretion. Please see the SAI for details.

Purchasing Shares — Class A and Class C

You can purchase Class A or Class C shares of the Funds in the following ways:

54	PROSPECTUS | PIMCO FUNDS

Prospectus

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Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm.

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Through the Distributor. You should discuss your investment with your financial advisor before you make a purchase to be sure the Fund is appropriate for you. To make direct investments, your broker-dealer or other financial firm must open an account with the Trust and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

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Investment Minimums — Class A and Class C Shares. The following investment minimums apply for purchases of Class A and Class C shares.

Purchasing Shares — Class R

Eligible plan investors may purchase Class R shares of the Funds at the relevant NAV of that class without a sales charge. See "No Sales Charges — Class R Shares" above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial firm or the Distributor. Specified benefit plans and financial firms may charge for such services.

Specified benefit plans may also purchase Class R shares directly through the Distributor. To make direct investments, a plan administrator must open an account with the Fund and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

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Investment Minimums — Class R Shares. There is no minimum initial or additional investment in Class R shares.

To invest directly by mail, specified benefit plans should send a check payable to the PIMCO Family of Funds, along with a completed Account Application to the Trust by mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight courier to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.

The Funds accept all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to the PIMCO Family of Funds and should clearly indicate the relevant account number. Please call the Funds at 888.87.PIMCO if you have any questions regarding purchases by mail.

The Funds reserve the right to require payment by wire, Automatic Clearing House (ACH) or U.S. bank check. The Funds generally do not accept payments made by cash, money order, temporary/starter checks, third-party checks, credit card checks, traveler's check, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The SAI describes a number of additional ways you can make direct investments, including through the PIMCO Funds Automatic Investment Plan and ACH Network. You can obtain the SAI free of charge from the Funds by written request to the address above, visiting pimco.com or by calling 888.87.PIMCO.

Purchasing Shares — Institutional Class, I-2, I-3 and Administrative Class

Eligible investors may purchase Institutional Class, I-2, I-3 and Administrative Class shares of the Funds at the relevant NAV of that class without a sales charge. See "No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares" above.

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 Investment Minimums — Institutional Class, I-2, I-3 and Administrative Class Shares. The following investment minimums apply for purchases of Institutional Class, I-2, I-3 and Administrative Class shares.

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Initial Investment. Investors who wish to invest in Institutional Class and Administrative Class shares may obtain an Account Application online at pimco.com or by calling 888.87.PIMCO. I-2 and I-3 shares are only available through financial firms. See "No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares." The completed Account Application may be submitted using the following methods:

Facsimile: 816.421.2861

Regular Mail:
PIMCO Funds
P.O. Box 219024
Kansas City, MO 64121-9024

Overnight Mail:
PIMCO Funds
c/o DST Asset Manager Solutions, Inc.
430 W 7th Street, STE 219024
Kansas City, MO 64105-1407

E-mail: piprocess@dstsystems.com

Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to:

PIMCO Funds c/o State Street Bank & Trust Co.
One Lincoln Street, Boston, MA 02111
ABA: 011000028
DDA: 9905-7432
ACCT: Investor PIMCO Account Number

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FFC: Name of Investor and Name of Fund(s) in which you wish to invest

Before wiring federal funds, the investor must provide order instructions to the Transfer Agent by facsimile at 816.421.2861, by telephone at 888.87.PIMCO or by e-mail at piprocess@dstsystems.com (if an investor elected this option at account opening or subsequently in writing). In order to receive the current day's NAV, order instructions must be received in good order prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) ("NYSE Close"). Instructions must include the name and signature of an authorized person designated on the Account Application ("Authorized Person"), account name, account number, name of Fund and share class and amount being wired. Failure to send the accompanying wire on the same day may result in the cancellation of the order. A wire received without order instructions generally will not be processed and may result in a return of wire; however, PIMCO may determine in its sole discretion to process the order based upon the information contained in the wire.

An investor may place a purchase order for shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by PIMCO or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with the Trust on behalf of its customers.

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Additional Investments. An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by sending a facsimile or e-mail or by calling the Transfer Agent and wiring federal funds as outlined above. Eligible Institutional Class shareholders may also purchase additional shares online at pimco.com/InstitutionalAccountAccess. Contact your financial firm for information on purchasing additional I-2 or I-3 shares.

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Other Purchase Information. Purchases of a Fund's Institutional Class, I-2, I-3 and Administrative Class shares will be made in full and fractional shares.

Purchasing Shares — Additional Information

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

In the interest of economy and convenience, certificates for shares will not be issued.

Redeeming Shares — Class A and Class C

You can redeem (sell) Class A or Class C shares of the Funds in the following ways:

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Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

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Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Class A and Class C shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

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Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request, you must send the following items to the PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294:

1.

a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

2.

for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Validation" below;

3.

any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

4.

any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 888.87.PIMCO before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request if they are held in "street name" accounts—you must redeem through your financial firm.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Validation" below.

56	PROSPECTUS | PIMCO FUNDS

Prospectus

The SAI describes a number of additional ways you can redeem your shares, including:

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Telephone requests to the Transfer Agent

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Online Account Access

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Expedited wire transfers

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Automatic Withdrawal Plan

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Automated Clearing House (ACH) Network

Unless you specifically elect otherwise, your initial Account Application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and ACH privileges, you must specifically elect the particular option on your Account Application and satisfy certain other requirements. The SAI describes each of these options and provides additional information about selling shares.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial firm, that firm may charge you a commission or other fee for processing your redemption request.

Redeeming Shares — Class R

Class R shares may be redeemed through the investor's plan administrator. Investors do not pay any fees or other charges to the Trust when selling shares, although specified benefit plans and financial firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Trust's Transfer Agent or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial firms will be responsible for furnishing all necessary documentation to the Trust's Transfer Agent and may charge for their services.

Redeeming Shares — Institutional Class and Administrative Class

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Redemptions in Writing. Investors may redeem (sell) Institutional Class and Administrative Class shares by sending a facsimile, written request or e-mail as follows:

Facsimile: 816.421.2861

Regular Mail:
PIMCO Funds
P.O. Box 219024
Kansas City, MO 64121-9024

Overnight Mail:
PIMCO Funds
c/o DST Asset Manager Solutions, Inc.
430 W. 7th Street, STE 219024
Kansas City, MO 64105-1407

E-mail: piprocess@dstsystems.com

The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed or made by an Authorized Person.

Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions as a procedure designed to confirm that instructions are genuine.

All redemptions, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares — Additional Information."

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Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Institutional Class and Administrative Class shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing him or herself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that shareholders will be unable to redeem their shares by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares — Additional Information."

An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a letter of instruction signed by an Authorized Signer. Shareholders may experience delays in exercising telephone redemption privileges during periods of

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abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier. Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Redemptions Online

An investor may redeem Institutional Class shares through their account online. To access your online account, please log onto pimco.com/InstitutionalAccountAccess and enter your account information and personal identification data.

Redeeming Shares — I-2 and I-3

An investor may redeem (sell) I-2 or I-3 shares through the investor's financial firm.  Investors do not pay any fees or other charges to the Trust when selling I-2 or I-3 shares.  Please contact the financial firm for details.

A financial firm is obligated to transmit an investor's redemption orders to the Transfer Agent promptly and is responsible for ensuring that a redemption request is in proper form. The financial firm will be responsible for furnishing all necessary documentation to the Transfer Agent and may charge for its services.

Redeeming Shares — Additional Information

Redemptions of all Classes of Fund shares may be made on any day the NYSE is open, but may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

In addition, a temporary hold may be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term "Specified Adult" refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Following the receipt of a redemption request, redemption proceeds will normally be mailed to the redeeming shareholder within three calendar days or, in the case of wire transfer or ACH redemptions, will normally be sent to the designated bank account within one business day. Institutional Class shareholders may only receive redemption proceeds via wire transfer or ACH redemptions. ACH redemptions may be received by the bank on the second or third business day following a redemption request, but in either case may take up to seven days. In cases where shares have recently been purchased by personal check (Class A, Class C or Class R shareholders only), redemption proceeds may be withheld until the check has been collected, which may take up to 10 calendar days. To avoid such withholding, investors in Class A, Class C or Class R shares should purchase shares by certified or bank check or by wire transfer.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of Authorized Persons designated on the completed Account Application that are required to effect a redemption, and accompanied by a signature validation, as determined in accordance with the Trust's procedures, as more fully described below.

Retirement plan sponsors, participant recordkeeping organizations and other financial firms may also impose their own restrictions, limitations or fees in connection with transactions in the Funds' shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees that are imposed in connection with transactions in Fund shares.

In order to meet redemption requests, the Funds typically expect to use a combination of sales of portfolio assets, holdings of cash and cash equivalents (including cash flows into Funds) and financing transactions (such as reverse repurchase agreements). These methods of meeting redemption requests are expected to be used regularly. The Funds reserve the right to use other types of borrowings and interfund lending. The use of borrowings (such as a line of credit) and interfund lending in order to meet redemption requests is typically expected to be used only during stressed market conditions, if at all. See "Characteristics and Risks of Securities and Investment Techniques—Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings" and the SAI for more information. The Funds' use of redemptions in kind is discussed below.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash, which may be in the form of a pro-rata slice of the Fund's portfolio (potentially with certain exclusions and modifications), individual securities or a representative basket of securities, in each case, subject to the Trust's in-kind redemption procedures and related regulatory guidance. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

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Prospectus

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature Validation" below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Validation

When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. When a Medallion signature guarantee or SVP stamp is required, signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program or providing SVP stamps may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact the Transfer Agent for additional details regarding the Funds' signature validation requirements. In addition, PIMCO or the Transfer Agent may reject a Medallion signature guarantee or SVP stamp.

In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application to effect transactions for the organization.

Minimum Account Size

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.

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Class A and Class C. Investors should maintain an account balance in the Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor's balance for the Fund remains below the minimum for three months or longer, the Trust reserves the right (except in the case of employer-sponsored retirement accounts) to redeem an investor's remaining shares and close the Fund account. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator's policies applies. An investor will receive advance notice of the Trust's intention to redeem the investor's shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

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Institutional Class and Administrative Class. If, at any time, an investor's shares in an account do not have a value of at least $100,000 due to redemption by the investor, the Trust reserves the right to redeem an investor's remaining shares and close the Fund account. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator's policies applies. An investor will receive advance notice of the Trust's intention to redeem the investor's shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds' prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by the Trust. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

Exchanging Shares

You may exchange shares of a Fund for the same class of shares of any other fund of the Trust or a fund of PIMCO Equity Series that offers the same class of shares, subject to any restriction on exchanges set forth in the applicable Fund's prospectus. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.

Exchanges of Class A and Class C shares are subject to an initial $1,000 minimum (and subsequent $50 minimum) for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Automatic Exchange Plan. Specified benefit plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges of Class R shares.

An exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this prospectus and "Taxation" in the SAI.

Eligible investors who maintain their account directly with the Funds may submit a request to exchange Fund shares by accessing their account online.  Eligible direct investors in Class A and Class C shares may access their online account via pimco.com/MyAccountAccess.  Eligible direct investors in Institutional shares may access their online account via pimco.com/InstitutionalAccountAccess.

If you maintain your Class A, Class C or Class R account with the Trust, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294

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or by calling the Funds at 888.87.PIMCO. Exchanges of an amount of $10 million or more must be submitted in writing by an Authorized Person. If you maintain your Institutional Class or Administrative Class shares with the Trust, you may exchange shares by following the redemption procedures for those classes above. If you maintain Class A, Class C, Class R, Institutional Class, I-2, I-3 or Administrative Class shares through an intermediary, please contact the intermediary to conduct your transactions.

Shares of one class of a Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge and other rules, as described in the SAI. If I-2 or I-3 shares are exchanged for Class A shares, a Class A sales charge will not apply.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, Class C and Class R shares.

The SAI provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the SAI free of charge from the Funds by written request to the address above, by visiting pimco.com or by calling 888.87.PIMCO.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations

A purchase order received by the Trust or its designee prior to the NYSE Close, on a day the Trust is open for business, together with payment made in one of the ways described above will be effected at that day's NAV plus any applicable sales charge. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Trust is "open for business" on each day the NYSE is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate a Fund's NAV, in accordance with applicable law. A Fund reserves the right to close if the primary trading markets of the Fund's portfolio instruments are closed and the Fund's management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close trading early, each Fund may close trading early. Purchase orders will be accepted only on days which the Trust is open for business.

A redemption order received by the Trust or its designee prior to the NYSE Close on a day the Trust is open for business, is effective on that day (unless a specific subsequent trade date is provided). A redemption order received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee, minus any applicable sales charge. However, orders received by certain broker-dealers and other financial firms on a business day prior to the NYSE Close and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected on the business day the order was received by the financial firm. The request must properly identify all relevant information such as trade date, account name, account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.

The Trust and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund shares, including with respect to one or more share classes of a Fund. The Trust or the Distributor may reject an order for purchase of Fund shares for any reason or no reason. The sale of shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect the Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as "market timing." However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds' investment strategies may expose the Funds to risks associated with market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in

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value of the Funds' non-U.S. portfolio securities and the determination of the Funds' NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

Except as identified below, to discourage excessive, short-term trading and other abusive trading strategies, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders ("Market Timing Policy"). Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending on various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Trust's investments, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. Purchases and sales by the PIMCO Inflation Response Multi-Asset Fund in certain Underlying PIMCO Funds may be exempt from certain limitations under the Market Timing Policy in order to allow these Funds to manage their cash flows and reallocate portfolio investments in the Underlying PIMCO Funds according to their allocation targets.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of a Fund's portfolio holdings and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of a Fund's portfolio securities. See "How Fund Shares Are Priced" below for more information.

Second, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price and may also monitor for any attempts to improperly avoid the imposition of a redemption fee. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances. The Trust does not monitor the PIMCO Funds of Funds (as defined below) for purposes of detecting frequent or short-term trading practices with respect to shares of the Funds.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Fund.

Verification of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account:

1.

Name;

2.

Date of birth (for individuals);

3.

Residential or business street address; and

4.

Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

How Fund Shares Are Priced

The price of a Fund's shares is based on the Fund's NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class.

On each day that the NYSE is open, Fund shares are ordinarily valued as of the NYSE Close. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds' approved pricing services,

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quotation reporting systems and other third-party sources (together, "Pricing Services"). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange-traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies (other than exchange-traded funds), a Fund's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument ("zero trigger") between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund's portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services' prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the

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Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Funds' use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Abusive Trading Practices."

Under certain circumstances, the per share NAV of a class of the Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. The following table shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	Declared and Paid Quarterly	Declared Daily and Paid Monthly
All Funds (other than PIMCO Long-Term Real Return and PIMCO Real Return Funds)	•
PIMCO Long-Term Real Return and PIMCO Real Return Funds		•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Account Application, by phone, or by submitting a written request, signed by an Authorized Person, indicating the account name, account number, name of Fund and share class. A shareholder may elect to invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Funds which offers that class of shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.

Shares Purchased by Wire: With respect to the Funds whose policy it is to declare dividends daily, dividends will begin to accrue the business day following the day the order is effected or such later date as agreed with the Trust.

Shares Purchased by Check or ACH: With respect to the PIMCO Long-Term Real Return Fund and PIMCO Real Return Fund, the order will be effected at that day's NAV, but dividends will not begin to accrue until the following business day.

With respect to the PIMCO Long-Term Real Return Fund and PIMCO Real Return Fund, if a purchase order is placed through a broker, dealer or other financial firms authorized to settle through the National Securities Clearing Corporation (the "NSCC"), the purchase order will begin accruing dividends on the business day following the NSCC settlement date or as agreed upon and as allowed by applicable law.

A Class A, Class C or Class R shareholder may choose from the following distribution options:

■

Reinvest all distributions in additional shares of the same class of the Fund at NAV. You should contact your financial firm (if shares are held through a financial firm) or the Fund's Transfer Agent (if shares are held through a direct account) for details. You do not pay any sales charges on shares received through the reinvestment of Fund distributions. This will be done unless you elect another option.

■

Invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Equity Series which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

■

Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). If the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

The financial service firm may offer additional distribution reinvestment programs or options. Please contact the firm for details.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in any Fund.

Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive.

■

Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on taxable Fund distributions of taxable income or capital gains whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, taxable Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund taxable dividends (i.e., distributions of investment income) are generally taxable to shareholders as ordinary income. A portion of distributions may be qualified dividends taxable at lower rates for individual shareholders. However, in light of the investment strategies of the Funds, it is not anticipated that a significant portion of the dividends paid by the Funds will

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be eligible to be reported as qualified dividends. Federal taxes on Fund distributions of gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund's distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes. See "Returns of Capital" below.

Taxable Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

■

Taxes on Redemption or Exchanges of Shares. You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

■

Returns of Capital. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

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Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

■

Important Tax Reporting Considerations. Your financial intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to automatic withdrawals made after January 1, 2012 or conducted via an automatic withdrawal plan.

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A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Inflation Response Multi-Asset Fund. One of the requirements for favorable tax treatment as a regulated investment company under the Code is that each Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a Fund, is not qualifying income under Subchapter M of the Code. As such, each Fund's ability to utilize direct investments in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.
However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will constitute qualifying income. Each of the Funds will continue to seek to gain exposure to the commodity markets primarily through investments in their respective Subsidiaries and perhaps through commodity-linked notes.
Under IRS regulations, income derived from a controlled foreign corporation will be considered qualifying income if a Fund's investment in the subsidiary is derived with respect to the Fund's business of investing in securities. An IRS revenue procedure states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a "security" under the 1940 Act. There can be no assurance that the IRS will not change its position with respect to some or all of these conclusions or that future legislation will not adversely impact the tax treatment of a Fund's commodity-linked investments. If the IRS were to change or reverse its position, or if future legislation adversely affected the tax treatment of a Fund's commodity-linked investments, there would likely be a significant adverse impact on the Fund, including the possibility of failing to qualify as a regulated investment company. If the Fund did not qualify as a regulated investment company for any taxable year, its taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to

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shareholders) and to a further tax at the shareholder level when such income is distributed.
Furthermore, the tax treatment of PIMCO CommodityRealReturn Strategy®, PIMCO CommoditiesPLUS® Strategy and PIMCO Inflation Response Multi-Asset Funds' investments in their Subsidiaries may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the PIMCO CommodityRealReturn Strategy®, PIMCO CommoditiesPLUS® Strategy and PIMCO Inflation Response Multi-Asset Funds' taxable income or any distributions made by the Funds or result in the inability of the Funds to operate as described in this Prospectus.

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A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Inflation Response Multi-Asset Fund, PIMCO Long-Term Real Return Fund, PIMCO RealEstateRealReturn Strategy Fund and PIMCO Real Return Fund. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund's gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

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Backup Withholding. Each Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

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Foreign Withholding Taxes. A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund's total return on those securities would be decreased. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of a Fund's total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, such Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

Foreign shareholders may be subject to U. S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Funds. Additionally, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see "Taxation" in the SAI for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds and of certain Acquired Funds described under "Fund Summaries" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds and certain Acquired Funds from time to time. Generally, the characteristics and risks of securities and investment techniques described herein that may be used by the Acquired Funds from time to time are similar to those described below. However, the risks associated with an Acquired Fund's investments are described more fully in each Acquired Fund's prospectus. Accordingly, please see an Acquired Fund's prospectus for a more complete description of the Acquired Fund and the risks associated with its investments. Most of these securities and investment techniques are discretionary, which means that PIMCO, or in the case of a fund that is not managed by PIMCO, such fund's investment adviser and subadviser, as applicable, can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds or Acquired Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Because the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund® and PIMCO Inflation Response Multi-Asset Fund may each invest a portion of its assets in its respective Subsidiary, each of which may hold some of the investments described in this prospectus, these Funds may be indirectly exposed to the risks

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associated with those investments. With respect to its investments, each Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Funds; however, each Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The PIMCO CommoditiesPLUS® Strategy Fund, the PIMCO CommodityRealReturn Strategy Fund® and the PIMCO Inflation Response Multi-Asset Fund and their respective Subsidiaries may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to their investments in certain securities that may involve leverage, a Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Fund.

As the PIMCO Inflation Response Multi-Asset Fund may invest in shares of the Acquired Funds, the risks of investing in the PIMCO Inflation Response Multi-Asset Fund may be closely related to the risks associated with the Acquired Funds and their investments. However, as the PIMCO Inflation Response Multi-Asset Fund may also invest their assets directly in Fixed Income Instruments, equity securities, forwards or derivatives, such as options, futures contracts or swap agreements, other affiliated or unaffiliated funds, and other investments, the PIMCO Inflation Response Multi-Asset Fund may be directly exposed to certain risks described below.

Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies similar to a Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different portfolio management team or strategy, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Significant shareholder purchases and redemptions may adversely impact a Fund's portfolio management. For example, a Fund may be forced to sell a comparatively large portion of its portfolio to meet significant shareholder redemptions, or hold a comparatively large portion of its portfolio in cash due to significant shareholder purchases, in each case when the Fund otherwise would not seek to do so. Such shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase a Fund's transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause a Fund to perform differently than intended. Similarly, significant shareholder purchases may adversely affect a Fund's performance to the extent the Fund is delayed in investing new cash and, as a result, holds a proportionally larger cash position than under ordinary circumstances and such impact may be heightened in funds of funds. While such risks may apply to Funds of any size, such risks are heightened in Funds with fewer assets under management. In addition, new Funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.

More generally, a Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Such large shareholders include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Large shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions may also cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund's portfolio. Such transactions may also increase the Fund's transaction costs, decrease economies of scale, accelerate the realization of taxable income, or otherwise cause the Fund to perform differently than intended. While large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Fund.

Certain PIMCO Funds (the "PIMCO Funds of Funds") invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, which is defined to include the Funds (except the PIMCO Inflation Response Multi-Asset Fund). In some cases, the PIMCO Funds of Funds and certain funds managed by investment advisers affiliated with PIMCO ("Affiliated Funds of Funds") may be the predominant or sole shareholders of a particular Underlying PIMCO Fund, including a Fund. Investment decisions made with respect to the PIMCO Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds, including the Funds, with respect to the expenses and investment performance of the Underlying PIMCO Funds. For instance, large purchases or redemptions of shares of an Underlying PIMCO Fund by the PIMCO Funds of Funds and Affiliated Funds of Funds, whether as part of a reallocation or rebalancing strategy or otherwise, may result in the Underlying PIMCO Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund's transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. Additionally, as the PIMCO Funds of Funds and Affiliated Funds of Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, the Underlying PIMCO Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the Underlying PIMCO Funds investment flexibility.

Investment Selection

Certain Funds seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund's investments and capital appreciation, if any, arising from increases in the market value of a Fund's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund's assets committed to investment in securities with particular

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characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors. In selecting investments for the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Inflation Response Multi-Asset Fund, PIMCO may use proprietary quantitative models that are developed and maintained by PIMCO, and which are subject to change over time without notice in PIMCO's discretion.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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bank capital and trust preferred securities;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Funds, to the extent permitted by the 1940 Act, or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Similarly, the price of a bond fund with an average duration of seventeen years would be expected to fall approximately 17% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Fund's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by

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FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. Under the direction of the Federal Housing Finance Agency, FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the "Single Security Initiative") that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Municipal Bonds

Municipal Bonds are generally issued by states, territories, possessions and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk, uncertainties related to the tax status of a Municipal Bond or the rights of investors invested in these securities. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade. The value of certain municipal securities, in particular general obligation debt, may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, changes in accounting standards and by the phasing out of federal programs providing financial support. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. The types of Municipal Bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Funds may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are Municipal Bonds.

Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

Certain Funds may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. A Fund's investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond a Fund's control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. A Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.

In December 2013, regulators finalized rules implementing Section 619 (the "Volcker Rule") and Section 941 (the "Risk Retention Rules") of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund ("covered fund"), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule's compliance date, which was July 21, 2017.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with

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prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. See "Extension Risk" and "Prepayment Risk" below. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Each Fund may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Certain Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

Each Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower's obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Reinvestment

Each Fund may be subject to the risk that the returns of a Fund will decline during periods of falling interest rates because the Fund may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates below the Fund's current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing the Fund to invest in lower-yielding securities. A Fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the Fund's portfolio manager believes the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by a Fund from its investments is likely to have an adverse effect on the Fund's NAV, yield and total return.

Focused Investment

To the extent that a Fund focuses its investments in a particular sector, the Fund may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, a Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. A Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield and distressed company securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities and debt securities of distressed companies may be

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regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Certain Funds may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). Each Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.

Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. Additionally, a Fund may also invest, without limitation, in residual interest bonds. Residual interest bonds are a type of inverse floater. See "Municipal Bonds".

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as "iSTRIPS"). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation-indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

Each Fund may invest in convertible securities and equity securities, as well as securities related to equities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. Convertible securities are generally preferred securities and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A

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convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred and other senior securities generally entitle the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. In addition, preferred and other senior securities often have special redemption rights allowing issuers to redeem such securities at par earlier than scheduled. If these rights are exercised, the Fund may have to reinvest proceeds in less attractive securities.

Among other risks described in this Prospectus, the following issues are particularly associated with investments in preferred and other senior securities.

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Deferral and Omission of Distributions. Preferred and other senior securities may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for the Fund.

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Limited Voting Rights. Preferred and other senior securities generally do not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time.

In the future, preferred or other senior securities may be offered with features different from those described above, and as such, may entail different risks. Over longer periods of time, certain types of preferred or other senior securities may become more scarce or less liquid as a result of legislative changes. Such events may result in losses to the Fund as the prices of securities it holds may be negatively affected. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred or senior securities.

While the securities in which the PIMCO Long-Term Real Return Fund intends to invest are expected to consist primarily of fixed income securities, the Fund may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, the PIMCO Inflation Response Multi-Asset Fund and PIMCO Long-Term Real Return Fund may consider convertible securities or equity securities to gain exposure to such investments.

The PIMCO RealEstateRealReturn Strategy Fund may invest in REITs and equity securities of issuers in real estate related industries. When investing directly in equity securities, a Fund will not be limited to only those equity securities with any particular weighting in such Fund's respective benchmark index, if any. Generally, the Funds may consider investing directly in equity securities when derivatives on the underlying securities appear to be overvalued.

The PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund® may invest in equity securities of issuers in commodity related industries. When investing directly in equity securities, a Fund will not be limited to only those equity securities with any particular weighting in such Fund's respective benchmark index, if any. Generally, the Funds may consider investing directly in equity securities when derivatives on the underlying securities appear to be overvalued.

At times, in connection with the restructuring of a preferred security or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred security or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

Each Fund may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a

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foreign (non-U.S.) government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. A Fund's investments in foreign (non-U.S.) securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. company's securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of money market instruments, other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the "country of exposure" of such instrument is a non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments, other than commercial paper and certificates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the "country of exposure" of such money market instrument is a non-U.S. country). A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer.

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Investors should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Each Fund also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. Each Fund may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located in an emerging market country; or the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument's "country of exposure" is an emerging market country. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or

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(v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies

Direct investments in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

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Foreign Currency Transactions. The Funds may invest in securities denominated in foreign (non-U.S.) currencies, engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund's ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.

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Redenomination. Continuing uncertainty as to the status of the euro and the European Monetary Union (the "EMU") has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets and on the values of a Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to currency risk, liquidity risk and risk of improper valuation to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

There can be no assurance that if a Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw a Fund's investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to ⅓ of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund's total assets. In addition, a Fund may borrow from certain other PIMCO funds in inter-fund lending transactions to the extent permitted by an exemptive order from the SEC.

Derivatives

Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Each Fund may invest some or all of its assets in derivative instruments, subject to the Fund's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the SAI.

CPI Swap. A CPI swap is a fixed maturity, over-the-counter derivative in which the investor receives the "realized" rate of inflation as measured by the Consumer Price Index for All Urban Consumers ("CPI") over the life of the swap. The investor in turn pays a fixed annualized rate over the life of the swap. This fixed rate is often referred to as the "breakeven inflation" rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are typically in "bullet" format, where all cash flows are exchanged at maturity. In addition to counterparty risk, CPI swaps are also subject to inflation risk, where the swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund's exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund's investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

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Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of certain derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, a short position in a credit default swap could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund's derivative transactions, or impede the employment of the Fund's derivatives strategies, or adversely affect the Fund's performance.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange-traded fund would not correlate perfectly with the index upon which the exchange-traded fund is based because the fund's return is net of fees and expenses. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, many of the Funds offered in this prospectus seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a Fund, or derivatives or other strategies used by a Fund, from achieving a desired correlation with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/ bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the NAV of Fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests; (iv) a Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates. For the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn

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Strategy Fund®, these factors include the possibility that the Fund's commodity derivatives positions may have different roll dates, reset dates or contract months than those specified in a particular commodity index.

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A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Inflation Response Multi-Asset Fund. In light of certain revenue rulings and private letter rulings issued by the IRS, as discussed above under "Tax Consequences—A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Inflation Response Multi-Asset Fund," the Funds will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in their respective Subsidiary (as discussed below). The Funds may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities and commodities futures contracts. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities, subset of commodities futures contracts or commodity index. These notes expose the Funds economically to movements in commodity prices.

These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Funds might receive interest payments on the note that are more or less than the stated coupon interest payments.

The Funds may also invest in other commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract, a subset of commodities, a subset of commodities futures contracts or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Options transactions may be effected on exchanges or in the OTC market. When OTC options are purchased, the Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. OTC options also may include options on baskets of specific securities.

Many swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is often no central exchange for swap transactions and therefore they can be less liquid investments than exchange-traded instruments. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as "swaps." The CFTC has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phased-in basis. The investment adviser will continue to monitor these developments, particularly to the extent regulatory changes affect a Fund's ability to enter into swap agreements.

As described below under "Characteristics and Risks of Securities and Investment Techniques—Investments in a Wholly-Owned Subsidiary," certain Funds may gain exposure to commodity markets by investing in its respective Subsidiary. It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments.

The IRS issued a revenue ruling that limits the extent to which the Funds may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. Each Subsidiary, on the other hand, may invest in these commodity-linked derivatives generally without limitation. See "Tax Consequences—A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Inflation Response Multi-Asset Fund" above for further information.

Investments in a Wholly Owned Subsidiary

Investments in its respective Subsidiary are expected to provide the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Inflation Response Multi-Asset Fund with exposure to the commodity markets within the limitations of the Subchapter M of the Code and IRS revenue rulings, as discussed above under "Tax Consequences—A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO Inflation Response Multi-Asset Fund."

It is expected that each Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and/or other Fixed Income Instruments. Although the Funds may enter into these commodity-linked derivative instruments directly, each Fund will likely gain exposure to these derivative instruments indirectly by investing in its respective Subsidiary. To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, each Fund's investment in its Subsidiary will likely increase. Each Subsidiary will also invest in inflation-indexed securities and/or other Fixed Income Instruments, which are intended to serve as margin or collateral for the

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Subsidiary's derivatives position, common and preferred securities as well as convertible securities of issuers in commodity-related industries, collateralized debt obligations, event-linked bonds and event-linked swaps.

To the extent that a Fund invests in its Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this prospectus. While each Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act.

In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Funds and/or each Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Funds. Changes in the laws of the United States and/or the Cayman Islands could adversely affect the performance of a Fund and/or a Subsidiary and result in the Fund underperforming its benchmark index(es).

Exchange-Traded Notes (ETNs)

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or "earmarked" to cover these positions. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security's price appreciates in value such that the security's price is above the agreed-upon price on the settlement date.

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Investment in Other Investment Companies

The PIMCO Inflation Response Multi-Asset Fund may invest in Underlying PIMCO Funds, and to the extent permitted by the 1940 Act or exemptive relief therefrom, other affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act, such as open-end or closed-end management investment companies, exchange-traded funds and exchange traded vehicles. Other unaffiliated investment companies are not required to make their shares available for purchase by a Fund, and there is no guarantee that such investment will be, or will continue to be, available.

Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. A Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The limitation described in the foregoing sentence shall not apply to the PIMCO CommodityRealReturn Strategy Fund® or PIMCO Inflation Response Multi-Asset Fund's investment in their respective Subsidiaries. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.

Each Fund may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, and certain other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, each Fund may, in the future, elect to pursue its investment objective by either investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Small-Cap and Mid-Cap Companies

Certain Funds may invest in equity securities of small-capitalization and mid-capitalization companies. The Funds consider a small-cap company to be a company with a market capitalization of up to $1.5 billion and a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion. Investments in small-cap and mid-cap companies involve greater risk than investments in large-capitalization companies. Small-and mid-cap companies may not have an established financial history, which can present valuation challenges. The equity securities of small- and mid-cap companies may be subject to increased market fluctuations, due to less liquid markets and more limited managerial and financial resources. A Fund's investment in small- and mid-cap companies may increase the volatility of the Fund's portfolio.

Short Sales

A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. When making a short sale (other than a "short sale against the box"), a Fund must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.  A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Investments

Each Fund may invest up to 15% of its net assets (taken at the time of investment) in illiquid investments that are assets. Certain illiquid investments may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid investments, and transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. The term "illiquid investments" for this purpose means investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid (i.e., classified by the Fund in a liquidity category other than "illiquid" pursuant to the Fund's liquidity risk management procedures), although they may be relatively less liquid than registered securities traded on established secondary markets. Additional discussion of illiquid investments and related regulatory limits and requirements is available under "Investment Objectives and Policies" in the SAI.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities

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lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Fund bears the risk of such investments.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, a Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of a Fund's portfolio) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. In addition to indirectly bearing the expenses associated with portfolio turnover of the Acquired Funds, the PIMCO Inflation Response Multi-Asset Fund will directly bear these expenses to the extent that it invests in other securities and instruments. Please see a Fund's "Fund Summary—Portfolio Turnover" or the "Financial Highlights" in this prospectus for the portfolio turnover rates of the Funds that were operational during the last fiscal year.

Temporary Defensive Positions

For temporary defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

From time to time, as the prevailing market and interest rate environments warrant, and at the discretion of its portfolio manager, some portion of a Fund's total net assets may be uninvested. In such cases, Fund assets will be held in cash in a Fund's custody account. Cash assets are generally not income-generating and would impact a Fund's performance.

Changes in Investment Objectives and Policies

The investment objective of each of the PIMCO CommoditiesPLUS® Strategy, PIMCO Inflation Response Multi-Asset and PIMCO RealEstateRealReturn Strategy Funds is non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objectives of each other Fund are fundamental and may not be changed without shareholder approval. Unless otherwise stated, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines, in its sole discretion, that the security is of comparable quality to a rated security that the Fund may purchase. In making ratings determinations, PIMCO may take into account different factors than those taken into account by rating agencies, and PIMCO's rating of a security may differ from the rating that a rating agency may have given the same security. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

Cyber Security

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund's digital information systems (e.g., through "hacking" or malicious software coding), but may also result from outside attacks such as denial-

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of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Fund's third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund's investment to lose value.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund's ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

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Descriptions of the Underlying PIMCO Funds

The PIMCO Inflation Response Multi-Asset Fund is permitted to invest in Underlying PIMCO Funds, which, for this Fund, is defined to include Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management. The PIMCO Inflation Response Multi-Asset Fund is further permitted to invest in Acquired Funds, which, for this Fund, is defined to include the Underlying PIMCO Funds and other affiliated funds, including funds of the PIMCO ETF Trust, and unaffiliated funds.

Because not all of the Underlying PIMCO Funds are offered in this prospectus, the following provides a general description of the main investments and other information about the Underlying PIMCO Funds. At the discretion of PIMCO and without shareholder approval, the PIMCO Inflation Response Multi-Asset Fund may invest in additional Underlying PIMCO Funds created in the future. For a complete description of an Underlying PIMCO Fund, please see that Fund's Institutional Class or Class M prospectus, which is incorporated herein by reference and is available free of charge by telephoning the Trust at 888.87.PIMCO.

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Instruments(2)
Short Duration	PIMCO Low Duration Income	Short maturity fixed income instruments	0 to 3 years	Max 30% of total assets below Baa(3)	No Limitation(4)
	PIMCO Short Asset Investment	Money market instruments and short maturity fixed income instruments	≤ 1.5 years	Baa to Aaa	0%
	PIMCO Short-Term	Money market instruments and short maturity fixed income instruments	≤ 1 year	B to Aaa; max 10% of total assets below Baa	0-10% of total assets(5)
	PIMCO Low Duration	Short maturity fixed income instruments	1 to 3 years	Max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO Low Duration II	Short maturity fixed income instruments with quality and non-U.S. issuer restrictions	1 to 3 years	A to Aaa	0%
	PIMCO Low Duration ESG	Short maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	1 to 3 years	Max 10% of total assets below Baa	0-30% of total assets(5)
Intermediate Duration	PIMCO Moderate Duration	Short and intermediate maturity fixed income instruments	+/-2 years of its benchmark	Max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO GNMA and Government Securities	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association and U.S. government securities	1 to 7 years	Baa to Aaa; max 10% of total assets below Aaa	0%
	PIMCO High Yield	High yielding fixed income securities	+/-1 year of its benchmark	Min 80% of assets below Baa; max 20% of total assets Caa or below	0-20% of total assets(5)
	PIMCO High Yield Spectrum	High yielding fixed income securities	+/-1 year of its benchmark	Min 80% of assets below Baa	No Limitation(6)
	PIMCO Mortgage-Backed Securities	Short and intermediate maturity mortgage-related fixed income instruments	1 to 7 years	Baa to Aaa; max 10% of total assets below Aaa(7)	0%
	PIMCO Senior Floating Rate	Floating or adjustable rate senior secured loans, senior corporate debt and other senior fixed income instruments	+/-1 year of its benchmark	Max 5% of total assets below Caa	0-20% of total assets(8)
	PIMCO Total Return	Intermediate maturity fixed income instruments	+/-2 years of its benchmark	Max 20% of total assets below Baa	0-30% of total assets(5)
	PIMCO Total Return II	Intermediate maturity fixed income instruments with quality and non-U.S. issuer restrictions	+/-2 years of its benchmark	Baa to Aaa	0%
	PIMCO Total Return ESG	Intermediate maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	+/-2 years of its benchmark	Max 20% of total assets below Baa	0-30% of total assets(5)
	PIMCO Total Return IV	Intermediate maturity fixed income instruments	+/-1.5 years of its benchmark	Baa to Aaa	0-15% of total assets(8)
	PIMCO Investment Grade Credit Bond	Investment grade fixed income securities	+/-2 years of its benchmark	Max 15% of total assets below Baa	0-30% of total assets(5)
Long Duration	PIMCO Long Duration Total Return	Long-term maturity fixed income instruments	+/-2 years of its benchmark	Max 10% of total assets below Baa	0-30% of total assets(5)

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Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Instruments(2)
	PIMCO Extended Duration	Long-term maturity fixed income instruments	+/-3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa; max 25% Aa; max 10% A	0%
	PIMCO Mortgage Opportunities and Bond	Mortgage-related assets and fixed income instruments	(-1) to 8 years	Max 50% of total assets below Baa(9)	0%
	PIMCO Long-Term Credit Bond	Long-term maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0-30% of total assets(5)
Income	PIMCO Income	Broad range of fixed income instruments	0 to 8 years	Max 50% of total assets below Baa(3)	No Limitation(4)
	PIMCO Preferred and Capital Securities	Capital securities and preferred securities	+/-2 years of its benchmark	No Limitation	No Limitation(4)
Inflation-Related	PIMCO Real Return	Inflation-indexed fixed income instruments	+/-3 years of its benchmark	B to Aaa; max 10% of total assets below Baa(10)	0-30% of total assets(5)
	PIMCO Long-Term Real Return	Inflation-indexed fixed income securities	+/-4 years of its benchmark	B to Aaa; max 20% of total assets below Baa(10)	0-30% of total assets(5)
	PIMCO CommoditiesPLUS® Strategy	Commodity-linked derivative instruments backed by an actively managed low volatility portfolio of fixed income instruments	≤ 1 year	Max 10% of total assets below Baa	0-20%(4)
	PIMCO CommodityRealReturn Strategy®	Commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments	≤ 10 years	Max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO RealEstateRealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments	≤ 10 years	Max 10% of total assets below Baa	0-30% of total assets(5)
Tax Exempt	PIMCO California Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	≤ 3 years	Caa to Aaa; max 10% of total assets below Baa	0%
	PIMCO California Municipal Bond	Municipal securities (exempt from federal and California income tax)	(-2) to 4 years of its benchmark	Max 20% of total assets below Baa	0%
	PIMCO Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	≤ 3 years	Baa to Aaa	0%
	PIMCO California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	(-2) to 4 years of its benchmark	Max 10% of total assets below Baa	0%
	PIMCO Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	(-2) to 4 years of its benchmark	Max 20% of total assets below Baa	0%
	PIMCO National Intermediate Municipal Bond	Municipal securities (exempt from federal income tax)	(-2) to 4 years of its benchmark	Max 10% of total assets below Baa	0%
	PIMCO New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	(-2) to 4 years of its benchmark	Max 20% of total assets below Baa	0%
	PIMCO High Yield Municipal Bond	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	(-2) to 4 years of its benchmark	No Limitation	0%
International	PIMCO Emerging Markets Bond	Emerging market fixed income instruments	+/- 2 years of its benchmark	Max 15% of total assets below B	≥ 80% of assets(11)
	PIMCO Emerging Markets Currency and Short-Term Investments	Currencies of, or fixed income instruments denominated in currencies of, emerging market countries and short-term investments	≤ 2 years	Max 15% of total assets below B	No Limitation(12)
	PIMCO International Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income instruments	+/-3 years of its benchmark	Max 10% of total assets below Baa	No Limitation(5)
	PIMCO International Bond (Unhedged)	Intermediate maturity non-U.S. fixed income instruments	+/-3 years of its benchmark	Max 10% of total assets below Baa	No Limitation
	PIMCO Global Advantage® Strategy Bond	U.S. and non-U.S. fixed income instruments	≤ 8 years	Max 15% of total assets below B	No Limitation

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Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Instruments(2)
	PIMCO Global Bond Opportunities (U.S. Dollar-Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income instruments	2 to 8 years	Max 20% of total assets below Baa	No Limitation(5)
	PIMCO Global Bond Opportunities (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income instruments	2 to 8 years	Max 20% of total assets below Baa	No Limitation
	PIMCO Diversified Income	Investment grade corporate, high yield and emerging market fixed income instruments	3 to 8 years	Max 10% below B	No Limitation
	PIMCO Emerging Markets Local Currency and Bond	Currencies of, or fixed income instruments denominated in currencies of, emerging market countries and fixed income instruments	+/-2 years of its benchmark	Max 15% of total assets below B	No Limitation(13)
	PIMCO Emerging Markets Corporate Bond	Diversified portfolio of fixed income instruments economically tied to emerging market countries	+/- 2 years of its benchmark	Max 15% of total assets below B	No Limitation
Absolute Return	PIMCO Dynamic Bond	Diversified portfolio of fixed income instruments	(-3) to 8 years	Max 40% of total assets below Baa	No Limitation(14)
	PIMCO Strategic Bond	Diversified portfolio of fixed income instruments	(-1) to 5 years	Max 20% of total assets below Baa	No Limitation(15)
	PIMCO Credit Opportunities Bond	Diversified portfolio of fixed income instruments	0 to 6 years	Max 50% of total assets below B-	No Limitation(5)
PIMCO TRENDS Managed Futures Strategy

Financial and commodity-linked derivative instruments selected by a quantitative strategy and generally backed by a short to intermediate duration portfolio which may consist of cash equivalent securities and fixed income instruments

			N/A	No Limitation	No Limitation
	PIMCO RAE Fundamental Advantage PLUS	Long exposure to RAE US Large Model Portfolio, short exposure to the S&P 500 Index, complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(14)
Domestic Equity-Related	PIMCO RAE PLUS	Exposure to RAE US Large Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(14)
	PIMCO RAE Low Volatility PLUS	Exposure to RAE Low Volatility US Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(16)
	PIMCO StocksPLUS® Small	Russell 2000® Index derivatives backed by a diversified portfolio of actively managed fixed income instruments	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(10)	No Limitation(16)
	PIMCO StocksPLUS® Long Duration	S&P 500 Index derivatives backed by a diversified portfolio of long-term fixed income instruments	+/-2 years of Bloomberg Barclays Long-Term Government/Credit Index(17)	B to Aaa; max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO StocksPLUS® Absolute Return	S&P 500 Index derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(10)	No Limitation(14)
	PIMCO StocksPLUS®	S&P 500 Index derivatives backed by a portfolio of short-term fixed income instruments	≤ 1 year	B to Aaa; max 10% of total assets below Baa(10)	0-30% of total assets(5)
	PIMCO RAE PLUS Small	Exposure to RAE US Small Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(14)
	PIMCO EqS® Long/Short	Long and short exposure to equity securities	N/A	No Limitation	No Limitation
	PIMCO RAE US	Exposure to RAE US Portfolio	N/A	N/A	0%
	PIMCO RAE US Small	Exposure to RAE US Small Portfolio	N/A	N/A	0%
International Equity-Related	PIMCO Dividend and Income	Exposure to RAE Income Global Portfolio in Equity Sleeve; remainder of portfolio invests in fixed income instruments of varying maturities	N/A	No Limitation	No Limitation

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Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Instruments(2)
	PIMCO RAE PLUS EMG	Exposure to RAE Emerging Markets Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(16)
	PIMCO RAE Low Volatility PLUS EMG	Exposure to RAE Low Volatility Emerging Markets Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(16)
	PIMCO StocksPLUS® International (Unhedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(10)	No Limitation(16)
	PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	Non-U.S. equity derivatives (hedged to U.S. dollars) backed by a portfolio of fixed income instruments.	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(10)	No Limitation(16)
	PIMCO RAE PLUS International	Exposure to RAE International Large Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(16)
	PIMCO RAE Low Volatility PLUS International	Exposure to RAE Low Volatility International Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(16)
PIMCO RAE Worldwide Long/Short PLUS

Long exposure to RAE Low Volatility U.S. Model Portfolio, RAE Low Volatility Intl Model Portfolio and RAE Low Volatility EMG Model Portfolio, short exposure to certain traditional capitalization-weighted equity indexes, complemented by a portfolio of fixed income instruments

			(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(16)
	PIMCO RAE Emerging Markets	Exposure to RAE Emerging Markets Portfolio	N/A	N/A	No Limitation
	PIMCO RAE International	Exposure to RAE International Portfolio	N/A	N/A	No Limitation
U.S. Government Securities	PIMCO Government Money Market	U.S. government securities	≤ 60 days dollar-weighted average maturity	Min 97% of total assets Prime 1; ≤ 3% of total assets Prime 2	0%
Short Strategy	PIMCO StocksPLUS® Short	Short S&P 500 Index derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(10)	No Limitation(14)

1 As rated by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

2 Certain Underlying PIMCO Funds may invest beyond these limits in U.S. dollar-denominated instruments of non-U.S. issuers.

3 Such limitation shall not apply to the Fund's investments in mortgage- and asset-backed securities.

4 The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets.

5 The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

6 The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to within 10% (plus or minus) of the Fund's benchmark's foreign currency exposure.

7 The Fund may also invest up to an additional 5% of its total assets in mortgage-related high yield instruments rated below Baa.

8 The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets.

9 Such limitation shall not apply to the Fund's investments in mortgage-related securities.

10 Within such limitation, the Fund may invest in mortgage-related securities rated below B.

11 The percentage limitation relates to Fixed Income Instruments of non-U.S. issuers denominated in any currency.

12 The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, emerging market countries, and in short-term investments.

13 The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, emerging market countries and in Fixed Income Instruments, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

14 The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets.

15 The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 25% of its total assets.

16 With respect to the Fund's fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets.

17 The Bloomberg Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or investment grade credit securities having a maturity of 10 years or more.

84	PROSPECTUS | PIMCO FUNDS

Prospectus

Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or a class commenced operations. Certain information reflects financial results for a single Fund share. Because Administrative Class shares of the PIMCO Inflation Response Multi-Asset Fund, PIMCO Long-Term Real Return Fund and PIMCO RealEstateRealReturn Strategy Fund had not commenced operations during the periods shown, financial performance information is not provided for the share class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is available free of charge by calling the Trust at the phone number on the back of this prospectus. The annual report is also available for download free of charge on the Trust's Web site at pimco.com. Note: All footnotes to the financial highlights table appear at the end of the tables.

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets(c)
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
PIMCO CommoditiesPLUS® Strategy Fund (Consolidated)
Institutional Class
03/31/2019	$6.45	$0.10	$(0.22)	$(0.12)	$(0.90)	$0.00	$0.00	$(0.90)	$5.43	(1.65)%	$1,894,616	0.81%	1.01%	0.74%	0.94%	1.73%	322%
03/31/2018	6.25	0.08	0.89	0.97	(0.77)	0.00	0.00	(0.77)	6.45	17.51	2,899,059	0.77	0.96	0.74	0.93	1.33	105
03/31/2017	5.37	0.07	0.84	0.91	(0.03)	0.00	0.00	(0.03)	6.25	17.05	2,072,343	0.75	0.92	0.74	0.91	1.20	211
03/31/2016	7.22	0.07	(1.80)	(1.73)	(0.12)	0.00	0.00	(0.12)	5.37	(24.24)	2,066,517	0.77	0.95	0.74	0.92	1.03	229
03/31/2015	11.19	0.01	(3.55)	(3.54)	(0.42)	(0.01)	0.00	(0.43)	7.22	(32.30)	2,634,842	0.74	0.90	0.74	0.90	0.06	118
I-2
03/31/2019	$6.42	$0.09	$(0.22)	$(0.13)	$(0.89)	$0.00	$0.00	$(0.89)	$5.40	(1.75)%	$695,533	0.91%	1.11%	0.84%	1.04%	1.60%	322%
03/31/2018	6.23	0.07	0.89	0.96	(0.77)	0.00	0.00	(0.77)	6.42	17.30	423,647	0.87	1.06	0.84	1.03	1.21	105
03/31/2017	5.35	0.07	0.84	0.91	(0.03)	0.00	0.00	(0.03)	6.23	16.99	152,612	0.85	1.02	0.84	1.01	1.12	211
03/31/2016	7.18	0.07	(1.80)	(1.73)	(0.10)	0.00	0.00	(0.10)	5.35	(24.31)	172,294	0.87	1.05	0.84	1.02	1.04	229
03/31/2015	11.14	(0.00)	(3.53)	(3.53)	(0.42)	(0.01)	0.00	(0.43)	7.18	(32.41)	1,135,868	0.84	1.00	0.84	1.00	(0.04)	118
I-3
04/27/2018 - 03/31/2019	$6.66	$0.08	$(0.45)	$(0.37)	$(0.90)	$0.00	$0.00	$(0.90)	$5.39	(5.40)%	$22,023	0.96%*	1.21%*	0.89%*	1.14%*	1.56%*	322%
Administrative Class
03/31/2019	$6.44	$0.08	$(0.21)	$(0.13)	$(0.89)	$0.00	$0.00	$(0.89)	$5.42	(1.83)%	$9,473	1.06%	1.26%	0.99%	1.19%	1.44%	322%
03/31/2018	6.24	0.07	0.89	0.96	(0.76)	0.00	0.00	(0.76)	6.44	17.25	4,874	1.02	1.21	0.99	1.18	1.08	105
03/31/2017	5.36	0.06	0.84	0.90	(0.02)	0.00	0.00	(0.02)	6.24	16.79	7,293	1.00	1.17	0.99	1.16	1.01	211
03/31/2016	7.21	0.05	(1.79)	(1.74)	(0.11)	0.00	0.00	(0.11)	5.36	(24.41)	5,778	1.02	1.20	0.99	1.17	0.78	229
07/31/2014 - 03/31/2015	11.05	(0.03)	(3.49)	(3.52)	(0.31)	(0.01)	0.00	(0.32)	7.21	(32.24)	5,199	0.99 *	1.15 *	0.99 *	1.15 *	(0.53)*	118
Class A
03/31/2019	$6.36	$0.08	$(0.23)	$(0.15)	$(0.87)	$0.00	$0.00	$(0.87)	$5.34	(2.14)%	$103,029	1.26%	1.46%	1.19%	1.39%	1.30%	322%
03/31/2018	6.17	0.05	0.88	0.93	(0.74)	0.00	0.00	(0.74)	6.36	17.07	140,771	1.22	1.41	1.19	1.38	0.89	105
03/31/2017	5.31	0.04	0.83	0.87	(0.01)	0.00	0.00	(0.01)	6.17	16.41	46,231	1.23 (d)	1.40 (d)	1.22 (d)	1.39 (d)	0.73	211
03/31/2016	7.14	0.04	(1.78)	(1.74)	(0.09)	0.00	0.00	(0.09)	5.31	(24.53)	36,444	1.27	1.45	1.24	1.42	0.57	229
03/31/2015	11.09	(0.04)	(3.52)	(3.56)	(0.38)	(0.01)	0.00	(0.39)	7.14	(32.73)	56,741	1.24	1.40	1.24	1.40	(0.42)	118
Class C
03/31/2019	$6.11	$0.03	$(0.21)	$(0.18)	$(0.84)	$0.00	$0.00	$(0.84)	$5.09	(2.88)%	$11,991	2.01%	2.21%	1.94%	2.14%	0.53%	322%
03/31/2018	5.98	0.01	0.84	0.85	(0.72)	0.00	0.00	(0.72)	6.11	16.04	12,340	1.97	2.16	1.94	2.13	0.13	105
03/31/2017	5.17	(0.00)	0.81	0.81	(0.00)	0.00	0.00	(0.00)	5.98	15.67	9,766	1.98 (d)	2.15 (d)	1.97 (d)	2.14 (d)	(0.02)	211
03/31/2016	6.97	(0.01)	(1.73)	(1.74)	(0.06)	0.00	0.00	(0.06)	5.17	(25.11)	9,166	2.02	2.20	1.99	2.17	(0.21)	229
03/31/2015	10.86	(0.11)	(3.44)	(3.55)	(0.33)	(0.01)	0.00	(0.34)	6.97	(33.21)	14,124	1.99	2.15	1.99	2.15	(1.20)	118
PIMCO CommodityRealReturn Strategy Fund® (Consolidated)
Institutional Class
03/31/2019	$6.75	$0.09	$(0.45)	$(0.36)	$(0.36)	$0.00	$0.00	$(0.36)	$6.03	(5.41)%	$4,380,858	1.46%	1.60%	0.74%	0.88%	1.50%	226%
03/31/2018	6.99	0.14	0.12	0.26	(0.50)	0.00	0.00	(0.50)	6.75	4.06	5,204,406	1.24	1.39	0.74	0.89	2.05	148
03/31/2017	6.42	0.19	0.50	0.69	(0.12)	0.00	0.00	(0.12)	6.99	10.77	5,158,453	0.92	1.07	0.74	0.89	2.63	176
03/31/2016~	8.50	0.16	(1.91)	(1.75)	(0.33)	0.00	0.00	(0.33)	6.42	(20.32)	4,073,061	0.93	1.08	0.74	0.89	2.07	111
03/31/2015~	11.82	(0.02)	(3.26)	(3.28)	(0.04)	0.00	0.00	(0.04)	8.50	(27.79)	7,735,400	0.79	0.94	0.74	0.89	(0.24)	123
I-2
03/31/2019	$6.73	$0.11	$(0.48)	$(0.37)	$(0.35)	$0.00	$0.00	$(0.35)	$6.01	(5.52)%	$371,461	1.56%	1.70%	0.84%	0.98%	1.67%	226%
03/31/2018	6.97	0.13	0.12	0.25	(0.49)	0.00	0.00	(0.49)	6.73	3.99	604,721	1.34	1.49	0.84	0.99	1.97	148
03/31/2017	6.40	0.18	0.50	0.68	(0.11)	0.00	0.00	(0.11)	6.97	10.69	576,288	1.02	1.17	0.84	0.99	2.58	176
03/31/2016~	8.48	0.15	(1.90)	(1.75)	(0.33)	0.00	0.00	(0.33)	6.40	(20.42)	524,203	1.03	1.18	0.84	0.99	1.96	111
03/31/2015~	11.78	(0.02)	(3.24)	(3.26)	(0.04)	0.00	0.00	(0.04)	8.48	(27.75)	968,672	0.89	1.04	0.84	0.99	(0.25)	123
I-3

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	86-87

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets(c)
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
04/27/2018 - 03/31/2019	$6.88	$0.04	$(0.56)	$(0.52)	$(0.35)	$0.00	$0.00	$(0.35)	$6.01	(7.57)%	$3,555	1.61%*	1.80%*	0.89%*	1.08%*	0.70%*	226%
Administrative Class
03/31/2019	$6.62	$0.09	$(0.47)	$(0.38)	$(0.34)	$0.00	$0.00	$(0.34)	$5.90	(5.75)%	$51,561	1.71%	1.85%	0.99%	1.13%	1.39%	226%
03/31/2018	6.87	0.12	0.11	0.23	(0.48)	0.00	0.00	(0.48)	6.62	3.80	76,612	1.49	1.64	0.99	1.14	1.80	148
03/31/2017	6.31	0.17	0.49	0.66	(0.10)	0.00	0.00	(0.10)	6.87	10.48	84,054	1.17	1.32	0.99	1.14	2.45	176
03/31/2016~	8.36	0.11	(1.84)	(1.73)	(0.32)	0.00	0.00	(0.32)	6.31	(20.43)	162,090	1.18	1.33	0.99	1.14	1.55	111
03/31/2015~	11.64	(0.06)	(3.18)	(3.24)	(0.04)	0.00	0.00	(0.04)	8.36	(27.97)	211,832	1.04	1.19	0.99	1.14	(0.54)	123
Class A
03/31/2019	$6.59	$0.07	$(0.46)	$(0.39)	$(0.33)	$0.00	$0.00	$(0.33)	$5.87	(5.97)%	$346,932	1.91%	2.05%	1.19%	1.33%	1.16%	226%
03/31/2018	6.84	0.11	0.11	0.22	(0.47)	0.00	0.00	(0.47)	6.59	3.67	486,359	1.69	1.84	1.19	1.34	1.65	148
03/31/2017	6.28	0.15	0.50	0.65	(0.09)	0.00	0.00	(0.09)	6.84	10.37	281,346	1.37	1.52	1.19	1.34	2.24	176
03/31/2016~	8.34	0.11	(1.86)	(1.75)	(0.31)	0.00	0.00	(0.31)	6.28	(20.74)	311,023	1.38	1.53	1.19	1.34	1.48	111
03/31/2015~	11.62	(0.02)	(3.24)	(3.26)	(0.02)	0.00	0.00	(0.02)	8.34	(28.12)	465,278	1.24	1.39	1.19	1.34	(0.24)	123
Class C
03/31/2019	$6.25	$0.02	(0.42)	$(0.40)	$(0.29)	$0.00	$0.00	$(0.29)	$5.56	(6.50)%	$36,829	2.66%	2.80%	1.94%	2.08%	0.42%	226%
03/31/2018	6.53	0.06	0.10	0.16	(0.44)	0.00	0.00	(0.44)	6.25	2.76	54,896	2.44	2.59	1.94	2.09	0.89	148
03/31/2017	6.02	0.10	0.47	0.57	(0.06)	0.00	0.00	(0.06)	6.53	9.43	101,272	2.12	2.27	1.94	2.09	1.49	176
03/31/2016~	8.02	0.06	(1.78)	(1.72)	(0.28)	0.00	0.00	(0.28)	6.02	(21.31)	115,569	2.13	2.28	1.94	2.09	0.87	111
03/31/2015~	11.22	(0.12)	(3.08)	(3.20)	(0.00)	0.00	0.00	(0.00)	8.02	(28.52)	210,994	1.99	2.14	1.94	2.09	(1.09)	123
Class R
03/31/2019	$6.44	$0.05	(0.44)	$(0.39)	$(0.32)	$0.00	$0.00	$(0.32)	$5.73	(6.17)%	$31,220	2.16%	2.30%	1.44%	1.58%	0.87%	226%
03/31/2018	6.70	0.09	0.11	0.20	(0.46)	0.00	0.00	(0.46)	6.44	3.40	41,291	1.94	2.09	1.44	1.59	1.35	148
03/31/2017	6.16	0.14	0.48	0.62	(0.08)	0.00	0.00	(0.08)	6.70	10.03	43,511	1.62	1.77	1.44	1.59	2.01	176
03/31/2016~	8.20	0.07	(1.81)	(1.74)	(0.30)	0.00	0.00	(0.30)	6.16	(20.97)	48,171	1.63	1.78	1.44	1.59	1.03	111
03/31/2015~	11.44	(0.10)	(3.12)	(3.22)	(0.02)	0.00	0.00	(0.02)	8.20	(28.25)	50,491	1.49	1.64	1.44	1.59	(1.05)	123
PIMCO Inflation Response Multi-Asset Fund (Consolidated)
Institutional Class
03/31/2019	$8.74	$0.26	$(0.16)	$0.10	$(0.83)	$0.00	$(0.03)	$(0.86)	$7.98	1.63%	$999,518	1.02%	1.24%	0.61%	0.83%	3.11%	373%
03/31/2018	8.72	0.23	0.29	0.52	(0.50)	0.00	0.00	(0.50)	8.74	6.04	1,144,502	1.11	1.40	0.58	0.87	2.65	242
03/31/2017	8.22	0.25	0.36	0.61	(0.11)	0.00	0.00	(0.11)	8.72	7.41	1,044,779	0.74	0.97	0.60	0.83	2.86	184
03/31/2016	8.79	0.18	(0.51)	(0.33)	(0.24)	0.00	0.00	(0.24)	8.22	(3.67)	953,864	0.82 (d)	1.11 (e)	0.66 (e)	0.95 (e)	2.18	290
03/31/2015	9.62	0.14	(0.21)	(0.07)	(0.76)	0.00	0.00	(0.76)	8.79	(0.67)	632,959	0.84	1.17	0.77	1.10	1.49	383
I-2
03/31/2019	$8.75	$0.26	$(0.17)	$0.09	$(0.83)	$0.00	$(0.03)	$(0.86)	$7.98	1.46%	$15,746	1.12%	1.34%	0.71%	0.93%	3.10%	373%
03/31/2018	8.73	0.22	0.29	0.51	(0.49)	0.00	0.00	(0.49)	8.75	5.98	12,085	1.21	1.50	0.68	0.97	2.54	242
03/31/2017	8.22	0.23	0.38	0.61	(0.10)	0.00	0.00	(0.10)	8.73	7.47	7,044	0.84	1.07	0.70	0.93	2.63	184
03/31/2016	8.79	0.19	(0.52)	(0.33)	(0.24)	0.00	0.00	(0.24)	8.22	(3.77)	990	0.92 (d)	1.21 (e)	0.76 (e)	1.05 (e)	2.25	290
03/31/2015	9.63	0.15	(0.24)	(0.09)	(0.75)	0.00	0.00	(0.75)	8.79	(0.88)	1,493	0.94	1.27	0.87	1.20	1.52	383
Class A
03/31/2019	$8.67	$0.23	$(0.17)	$0.06	$(0.81)	$0.00	$(0.03)	$(0.84)	$7.89	1.06%	$6,974	1.47%	1.69%	1.06%	1.28%	2.80%	373%
03/31/2018	8.66	0.19	0.29	0.48	(0.47)	0.00	0.00	(0.47)	8.67	5.62	9,029	1.56	1.85	1.03	1.32	2.20	242
03/31/2017	8.16	0.21	0.36	0.57	(0.07)	0.00	0.00	(0.07)	8.66	7.02	9,259	1.19	1.42	1.05	1.28	2.44	184
03/31/2016	8.73	0.16	(0.52)	(0.36)	(0.21)	0.00	0.00	(0.21)	8.16	(4.07)	9,403	1.27 (d)	1.56 (e)	1.11 (e)	1.40 (e)	1.91	290
03/31/2015	9.58	0.09	(0.22)	(0.13)	(0.72)	0.00	0.00	(0.72)	8.73	(1.23)	12,005	1.29	1.62	1.22	1.55	0.99	383
PIMCO Long-Term Real Return Fund
Institutional Class
03/31/2019	$8.34	$0.07	$0.12	$0.19	$(0.21)	$0.00	$0.00	$(0.21)	$8.32	2.31%	$1,555,552	1.32%	1.32%	0.55%	0.55%	0.87%	176%
03/31/2018	8.32	0.23	0.01	0.24	(0.15)	0.00	(0.07)	(0.22)	8.34	2.97	245,233	1.29	1.29	0.55	0.55	2.81	156
03/31/2017	8.22	0.39	(0.11)	0.28	(0.18)	0.00	0.00	(0.18)	8.32	3.34	259,642	0.96	0.96	0.55	0.55	4.68	170
03/31/2016	8.52	0.22	(0.36)	(0.14)	(0.14)	0.00	(0.02)	(0.16)	8.22	(1.60)	1,555,418	0.73	0.73	0.55	0.55	2.75	107
03/31/2015	8.04	(0.07)	0.69	0.62	(0.14)	0.00	0.00	(0.14)	8.52	7.73	3,225,556	0.61	0.61	0.55	0.55	(0.86)	99
I-2
03/31/2019	$8.34	$0.16	$0.02	$0.18	$(0.20)	$0.00	$0.00	$(0.20)	$8.32	2.21%	$14,140	1.42%	1.42%	0.65%	0.65	1.97	176%
03/31/2018	8.32	0.23	0.01	0.24	(0.15)	0.00	(0.07)	(0.22)	8.34	2.86	14,439	1.39	1.39	0.65	0.65	2.75	156
03/31/2017	8.22	0.28	(0.01)	0.27	(0.17)	0.00	0.00	(0.17)	8.32	3.24	12,933	1.06	1.06	0.65	0.65	3.35	170
03/31/2016	8.52	0.21	(0.36)	(0.15)	(0.13)	0.00	(0.02)	(0.15)	8.22	(1.70)	4,791	0.83	0.83	0.65	0.65	2.63	107
03/31/2015	8.04	0.01	0.60	0.61	(0.13)	0.00	0.00	(0.13)	8.52	7.62	6,002	0.71	0.71	0.65	0.65	0.23	99
PIMCO Real Return Fund
Institutional Class
03/31/2019	$10.90	$0.23	$0.04	$0.27	$(0.26)	$0.00	$0.00	$(0.26)	$10.91	2.54%	$5,517,445	0.98%	0.98%	0.45%	0.45%	2.12%	254%
03/31/2018	11.06	0.28	(0.17)	0.11	(0.27)	0.00	0.00	(0.27)	10.90	0.97	5,897,511	0.88	0.88	0.45	0.45	2.57	165
03/31/2017	10.92	0.35	(0.05)	0.30	(0.16)	0.00	0.00	(0.16)	11.06	2.77	6,244,022	0.64	0.64	0.45	0.45	3.19	168

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	88-89

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets(c)
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
03/31/2016	11.06	0.23	(0.26)	(0.03)	(0.04)	0.00	(0.07)	(0.11)	10.92	(0.30)	5,567,545	0.58	0.58	0.45	0.45	2.15	102
03/31/2015	11.18	0.05	0.25	0.30	(0.42)	(0.00)	0.00	(0.42)	11.06	2.77	6,944,302	0.50	0.50	0.45	0.45	0.40	117
I-2
03/31/2019	$10.90	$0.24	$0.02	$0.26	$(0.25)	$0.00	$0.00	$(0.25)	$10.91	2.44%	$974,012	1.08%	1.08%	0.55%	0.55%	2.26%	254%
03/31/2018	11.06	0.27	(0.17)	0.10	(0.26)	0.00	0.00	(0.26)	10.90	0.87	1,526,955	0.98	0.98	0.55	0.55	2.47	165
03/31/2017	10.92	0.36	(0.07)	0.29	(0.15)	0.00	0.00	(0.15)	11.06	2.67	1,314,546	0.74	0.74	0.55	0.55	3.21	168
03/31/2016	11.06	0.21	(0.26)	(0.05)	(0.03)	0.00	(0.06)	(0.09)	10.92	(0.40)	737,538	0.68	0.68	0.55	0.55	1.96	102
03/31/2015	11.18	(0.00)	0.29	0.29	(0.41)	(0.00)	0.00	(0.41)	11.06	2.67	836,420	0.60	0.60	0.55	0.55	0.01	117
I-3
04/27/2018 - 03/31/2019	$10.84	$0.00	$0.27	$0.27	$(0.20)	$0.00	$0.00	$(0.20)	$10.91	2.52%	$547,619	1.13%*	1.18%*	0.60%*	0.65%*	(0.02)%*	254%
Administrative Class
03/31/2019	$10.90	$0.22	$0.02	$0.24	$(0.23)	$0.00	$0.00	$(0.23)	$10.91	2.28%	$326,112	1.23%	1.23%	0.70%	0.70%	2.02%	254%
03/31/2018	11.06	0.26	(0.18)	0.08	(0.24)	0.00	0.00	(0.24)	10.90	0.72	467,089	1.13	1.13	0.70	0.70	2.34	165
03/31/2017	10.92	0.34	(0.07)	0.27	(0.13)	0.00	0.00	(0.13)	11.06	2.51	566,810	0.89	0.89	0.70	0.70	3.05	168
03/31/2016	11.06	0.20	(0.26)	(0.06)	(0.03)	0.00	(0.05)	(0.08)	10.92	(0.55)	644,290	0.83	0.83	0.70	0.70	1.86	102
03/31/2015	11.18	0.03	0.24	0.27	(0.39)	(0.00)	0.00	(0.39)	11.06	2.51	936,651	0.75	0.75	0.70	0.70	0.29	117
Class A
03/31/2019	$10.90	$0.19	$0.04	$0.23	$(0.22)	$0.00	$0.00	$(0.22)	$10.91	2.13%	$1,925,170	1.38%	1.38%	0.85%	0.85%	1.78%	254%
03/31/2018	11.06	0.24	(0.18)	0.06	(0.22)	0.00	0.00	(0.22)	10.90	0.57	2,270,060	1.28	1.28	0.85	0.85	2.20	165
03/31/2017	10.92	0.32	(0.06)	0.26	(0.12)	0.00	0.00	(0.12)	11.06	2.36	1,735,196	1.04	1.04	0.85	0.85	2.89	168
03/31/2016	11.06	0.18	(0.26)	(0.08)	(0.02)	0.00	(0.04)	(0.06)	10.92	(0.69)	1,914,434	0.98	0.98	0.85	0.85	1.68	102
03/31/2015	11.18	0.04	0.22	0.26	(0.38)	(0.00)	0.00	(0.38)	11.06	2.36	2,227,419	0.90	0.90	0.85	0.85	0.32	117
Class C
03/31/2019	$10.90	$0.15	$0.02	$0.17	$(0.16)	$0.00	$0.00	$(0.16)	$10.91	1.62%	$247,192	1.88%	1.88%	1.35%	1.35%	1.36%	254%
03/31/2018	11.06	0.19	(0.18)	0.01	(0.17)	0.00	0.00	(0.17)	10.90	0.07	365,067	1.78	1.78	1.35	1.35	1.70	165
03/31/2017	10.92	0.27	(0.07)	0.20	(0.06)	0.00	0.00	(0.06)	11.06	1.85	700,614	1.54	1.54	1.35	1.35	2.39	168
03/31/2016	11.06	0.13	(0.26)	(0.13)	(0.00)	0.00	(0.01)	(0.01)	10.92	(1.19)	826,925	1.48	1.48	1.35	1.35	1.25	102
03/31/2015	11.18	(0.02)	0.22	0.20	(0.32)	(0.00)	0.00	(0.32)	11.06	1.85	1,081,034	1.40	1.40	1.35	1.35	(0.19)	117
Class R
03/31/2019	$10.90	$0.16	$0.04	$0.20	$(0.19)	$0.00	$0.00	$(0.19)	$10.91	1.88%	$241,378	1.63%	1.63%	1.10%	1.10%	1.52%	254%
03/31/2018	11.06	0.21	(0.17)	0.04	(0.20)	0.00	0.00	(0.20)	10.90	0.32	281,230	1.53	1.53	1.10	1.10	1.93	165
03/31/2017	10.92	0.29	(0.06)	0.23	(0.09)	0.00	0.00	(0.09)	11.06	2.10	316,281	1.29	1.29	1.10	1.10	2.62	168
03/31/2016	11.06	0.15	(0.25)	(0.10)	(0.02)	0.00	(0.02)	(0.04)	10.92	(0.94)	336,691	1.23	1.23	1.10	1.10	1.42	102
03/31/2015	11.18	(0.03)	0.26	0.23	(0.35)	(0.00)	0.00	(0.35)	11.06	2.11	390,425	1.15	1.15	1.10	1.10	(0.22)	117
PIMCO RealEstateRealReturn Strategy Fund
Institutional Class
03/31/2019	$7.75	$0.15	$1.35	$1.50	$(0.30)	$0.00	$0.00	$(0.30)	$8.95	19.47%	$1,269,640	2.09%	2.09%	0.74%	0.74%	1.80%	200%
03/31/2018	8.21	0.14	(0.50)	(0.36)	(0.10)	0.00	0.00	(0.10)	7.75	(4.48)	1,629,304	1.26	1.26	0.74	0.74	1.74	151
03/31/2017	8.05	0.18	0.08	0.26	(0.10)	0.00	0.00	(0.10)	8.21	3.19	908,338	1.01	1.01	0.74	0.74	2.17	186
03/31/2016~	8.34	0.13	0.09	0.22	(0.47)	0.00	(0.04)	(0.51)	8.05	4.35	838,998	0.94	0.94	0.74	0.74	1.64	100
03/31/2015~	8.68	0.08	2.32	2.40	(2.74)	0.00	0.00	(2.74)	8.34	29.93	1,613,938	0.80	0.80	0.74	0.74	0.85	202
I-2
03/31/2019	$7.61	$0.15	$1.32	$1.47	$(0.32)	$0.00	$0.00	$(0.32)	$8.76	19.38%	$33,733	2.19%	2.19%	0.84%	0.84%	1.80%	200%
03/31/2018	8.06	0.13	(0.49)	(0.36)	(0.09)	0.00	0.00	(0.09)	7.61	(4.53)	45,816	1.36	1.36	0.84	0.84	1.67	151
03/31/2017	7.91	0.16	0.08	0.24	(0.09)	0.00	0.00	(0.09)	8.06	3.00	71,534	1.11	1.11	0.84	0.84	2.02	186
03/31/2016~	8.20	0.11	0.11	0.22	(0.47)	0.00	(0.04)	(0.51)	7.91	4.35	80,346	1.04	1.04	0.84	0.84	1.45	100
03/31/2015~	8.58	(0.04)	2.40	2.36	(2.74)	0.00	0.00	(2.74)	8.20	29.71	122,308	0.90	0.90	0.84	0.84	(0.53)	202
I-3
04/27/2018 - 03/31/2019	$7.72	$0.01	$1.34	$1.35	$(0.29)	$0.00	$0.00	$(0.29)	$8.78	17.53%	$66	2.25%*	2.30%*	0.90%*	0.95 *	0.14%*	200%
Class A
03/31/2019	$7.02	$0.11	$1.21	$1.32	$(0.29)	$0.00	$0.00	$(0.29)	$8.05	18.96%	$180,147	2.49%	2.49%	1.14%	1.14%	1.46%	200%
03/31/2018	7.45	0.10	(0.45)	(0.35)	(0.08)	0.00	0.00	(0.08)	7.02	(4.82)	215,106	1.66	1.66	1.14	1.14	1.37	151
03/31/2017	7.31	0.13	0.08	0.21	(0.07)	0.00	0.00	(0.07)	7.45	2.83	214,004	1.41	1.41	1.14	1.14	1.74	186
03/31/2016~	7.64	0.08	0.09	0.17	(0.46)	0.00	(0.04)	(0.50)	7.31	3.93	249,860	1.34	1.34	1.14	1.14	1.11	100
03/31/2015~	8.16	(0.04)	2.24	2.20	(2.72)	0.00	0.00	(2.72)	7.64	29.19	316,532	1.20	1.20	1.14	1.14	(0.43)	202
Class C
03/31/2019	$6.11	$0.05	$1.04	$1.09	$(0.33)	$0.00	$0.00	$(0.33)	$6.87	18.04%	$37,944	3.24%	3.24%	1.89%	1.89%	0.71%	200%
03/31/2018	6.52	0.04	(0.39)	(0.35)	(0.06)	0.00	0.00	(0.06)	6.11	(5.50)	45,730	2.41	2.41	1.89	1.89	0.61	151
03/31/2017	6.41	0.07	0.06	0.13	(0.02)	0.00	0.00	(0.02)	6.52	2.02	86,337	2.16	2.16	1.89	1.89	1.07	186
03/31/2016~	6.80	0.02	0.06	0.08	(0.44)	0.00	(0.03)	(0.47)	6.41	3.01	148,934	2.09	2.09	1.89	1.89	0.32	100
03/31/2015~	7.50	(0.10)	2.08	1.98	(2.68)	0.00	0.00	(2.68)	6.80	28.56	185,060	1.95	1.95	1.89	1.89	(1.26)	202

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
~	A one for three reverse share split, effective August 7, 2015, has been retroactively applied.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	90-91

Prospectus

(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations.  See the Distributions to Shareholders note in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest.  See the Fees and Expenses note in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waiver associated with these investments.

(d)	Effective October 1, 2016, the Class's supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.45%.
(e)	Effective October 1, 2015, the Fund's Investment advisory fee was decreased by 0.21% to an annual rate of 0.44%.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	92-93

PIMCO Funds

Appendix A
Description of Securities Ratings

The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, Standard & Poor's or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by Standard & Poor's or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, Standard & Poor's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Global Long-Term Rating Scale

Ratings assigned on Moody's global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporations, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Medium-Term Note Program Ratings

Moody's assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody's assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Global Short-Term Rating Scale
Ratings assigned on Moody's global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

A-1	PROSPECTUS | PIMCO FUNDS

Prospectus

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

National Scale Long-Term Ratings

Moody's long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody's assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.

Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.

Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.

National Scale Short-Term Ratings
Moody's short-term NSRs are opinions of the ability of issuers in a given country, relative to other domestic issuers, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody's global ratings.

There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.

In each specific country, the first two letters indicate the country in which the issuer is located (e.g., BR-1 through BR-4 for Brazil).

N-1: Issuers rated N-1 have the strongest ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-2: Issuers rated N-2 have an above average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-3: Issuers rated N-3 have an average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-4: Issuers rated N-4 have a below average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa. National scale short-term ratings of AR-5 and AR-6 may also be applied to Argentine obligations.

Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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PIMCO Funds

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' ("S&P") analysis of the following considerations:

■

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;

■

Nature and provisions of the financial obligation and the promise S&P imputes; and

■

Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely weaken the obligor's capacity to meet its financial commitments on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated ‘BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The ‘CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D' if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested and there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from ‘AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated

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Prospectus

with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capcity to meet its financial commitments on the obligation.

B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D' if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+' or ‘A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+').

Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L: Ratings qualified with ‘L' apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim: Preliminary ratings, with the ‘prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

■

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

■

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

■

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

■

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

■

A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (no longer applied or outstanding)

*:This symbol that indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	A-4

PIMCO Funds

long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer's bonds were deemed taxable. Discontinued use in January 2001.

G: The letter 'G' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer's published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer's management and therefore, could have been based on less comprehensive information than ratings without a 'pi' suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd's Syndicate Assessments.

pr: The letters ‘pr' indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A ‘q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r' modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P discontinued the use of the ‘r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch Ratings

Long-Term Credit Ratings
Investment Grade
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings ("IDRs"). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity's relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. ‘AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. ‘BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk.

CC: Very high levels of credit risk.

C: Near default.

A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C' category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
or

c. the formal announcement by the issuer or their agent of a distressed debt exchange;

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted default. ‘RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

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Prospectus

d. ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. For example, the rating category 'AA' has three notch-specific rating levels ('AA+'; 'AA'; 'AA-'; each a rating level). Such suffixes are not added to the ‘AAA' rating and ratings below the 'CCC' category.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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PIMCO Funds

Appendix B
Financial Firm-Specific Sales Charge Waivers and Discounts

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial firm, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial firm to receive such waivers or discounts.

The following descriptions of sales charge waivers and discounts for a particular financial firm and class(es) of shares set forth information provided by the financial firm that the firm has represented is current as of the date of this prospectus. These waivers or discounts, which may vary from those disclosed elsewhere in the prospectus, are subject to change. The Funds will update this Appendix periodically based on information provided by the applicable financial firm. Neither the Funds, the Investment Adviser nor PIMCO Investments LLC supervises the implementation of these waivers or discounts or verifies the firms' administration of these waivers or discounts.

In all instances, it is an investor's responsibility to notify the financial firm of any facts that may qualify the investor for sales charge waivers or discounts. Please contact your financial firm for more information regarding the sales charge waivers and discounts available to you and the firm's related policies and procedures.

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares of Funds purchased through the Merrill Edge Self-Directed platform

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in the this prospectus

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a certain fee based account or platform (applicable to A and C shares only)

Class A shares sold as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI:

Front-end Sales Load Waivers on Class A Shares available at Ameriprise Financial

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Prospectus

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial's platform (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,  401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds' prospectus or SAI. For more information regarding the waivers described below, as well as other information regarding mutual fund fees, please see the "Mutual Fund Features, Share Classes and Compensation" brochure available on the Morgan Stanley Wealth Management website.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules.
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
Shares purchased through a Morgan Stanley self-directed brokerage account.

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management's share class conversion program.

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity's affiliates ("Raymond James") platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end sales load waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James and their family members as designated by Raymond James.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class as determined by Raymond James) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and the procedures of Raymond James. More information regarding mutual fund shares purchased through a Raymond James platform or account, including the conversion described above, can be found in the Mutual Fund Investing disclosures available on the Raymond James website.

CDSC Waivers on Class A and C Shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund's prospectus or SAI.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.
Front-end Load Discounts available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	B-2

PIMCO Funds

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Beginning on or after May 1, 2020, shareholders purchasing Fund shares through an Edward D. Jones & Co. ("Edward Jones") commission or fee-based platform are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Edward Jones

Shares purchased or exchanged by associates of Edward Jones and its affiliates and their family members who have accounts grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups," as determined by Edward Jones under its policies and procedures).  This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good standing and remains eligible consistent with Edward Jones' policies.

Shares purchased through an Edward Jones fee-based program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

Shares purchased from the proceeds of redeemed shares of the same fund family, provided (1) the proceeds are from the sale of shares within 60 days of the purchase, and (2) the sale and purchase are made in the same share class and the same account, or the purchase is made in an IRA with proceeds from liquidations in a non-retirement account

Shares exchanged into Class A shares from another share class so long as the exchange is into the same Fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

Exchanges from Class C shares to Class A shares of the same Fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones
CDSC Waivers on Class A and Class C Shares available at Edward Jones
Death or disability of the shareholder
Shares sold, in an amount that does not exceed 10% per year of the account value, as part of a systematic withdrawal plan as described in this prospectus
Return of excess contributions from an IRA.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable Internal Revenue Service regulations

Shares sold to pay Edward Jones fees or costs but only if the transaction is initiated by Edward Jones
Shares exchanged in an Edward Jones fee-based program
Shares acquired through net asset value reinstatement
Front-end Charge Discounts Available at Edward Jones: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts for the purchase of Class A shares, are determined by taking into account shares held in all share classes (except any money market funds and retirement plan share classes) of the mutual fund family held by a shareholder or others in the same pricing group. This includes all share classes held on the Edward Jones platform and/or held on another platform. Eligible fund family assets may be included in the ROA calculation only if the shareholder notifies his or her financial advisor of such assets at the time of calculation.

Letters of Intent (LOI), which allow for sales charge and breakpoint discounts based on intended purchases within a fund family, through Edward Jones, over a 13-month period from the date Edward Jones receives the LOI. Eligible fund family assets may be included in the LOI calculation only if the shareholder notifies his or her financial advisor of such assets at the time of calculation.

Other Important Information related to Edward Jones
Minimum Purchase Amounts ■ $250 initial purchase minimum ■ $50 subsequent purchase minimum

Edward Jones has the right to redeem at its discretion Fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in Edward Jones' policy:

■

A fee-based account held on an Edward Jones platform

■

A 529 account held on an Edward Jones platform

■

An account with an active systematic investment plan or LOI

At any time it deems necessary, Edward Jones has the authority to exchange at net asset value a shareholder's holdings in a Fund to Class A shares

Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC ("Janney") brokerage account, you will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

B-3	PROSPECTUS | PIMCO FUNDS

Prospectus

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same Fund pursuant to Janney's policies and procedures.
CDSC Waivers on Class A and C Shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation ("ROA"), and/or letters of intent
Breakpoints as described in the Fund's Prospectus.

ROA, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. ("OPCO") platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 plan
Shares purchased through an OPCO affiliated investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family)

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

A shareholder in the Fund's Class C shares purchased prior to July 1, 2015 will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO. More information regarding mutual fund shares purchased through an OPCO platform or account, including the conversion described above, can be found in the disclosures available on the OPCO website.

Employees and registered representatives of OPCO or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and C Shares available at OPCO
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code as described in the prospectus
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or the SAI

Front-End Sales Charge Waivers on Class A Shares available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same Fund
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird according to its policies and procedures

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	B-4

PIMCO Funds

Shares purchased from the proceeds of redemptions from a fund of the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

A shareholder in the Fund's Class C shares will have their share converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares available at Baird
Shares sold due to death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Shares bought due to returns of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund's prospectus

Shares sold to pay Baird fees but only if the transaction is initiated by Baird
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts available at Baird: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser's household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of the fund family through Baird, over a 13-month period of time

B-5	PROSPECTUS | PIMCO FUNDS

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT

DST Asset Manager Solutions, Inc.
Institutional Class, I-2, I-3, Administrative Class — 430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407
Class A, Class C, Class R — P.O. Box 219294, Kansas City, MO 64121-9294

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1900 K Street N.W., Washington, D.C. 20006

For further information about the PIMCO Funds, call 888.87.PIMCO or visit our Web site at pimco.com.

PIMCO FUNDS
650 Newport Center Drive
Newport Beach, CA 92660

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

The SAI contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the SAI.

You may get free copies of any of these materials or request other information about a Fund by calling the Trust at 888.87.PIMCO (888.877.4626) or by writing to:

PIMCO Funds
650 Newport Center Drive
Newport Beach, CA 92660

Daily updates on the NAV of a Fund may be obtained by calling 1-888-87-PIMCO.

You may access reports and other information about the Trust on the EDGAR Database on the Commission's Web site at www.sec.gov. You may get copies of additional information about the Trust, including its SAI, with payment of a duplication fee, by e-mailing your request to publicinfo@sec.gov.

You can also visit our web site at pimco.com for additional information about the Funds, including the SAI and the annual and semi-annual reports, which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-05028	PF0006_042920

PIMCO Funds
Prospectus
July 31, 2019 (as supplemented April 29, 2020)
Short Duration Strategy Funds
	Inst	I-2	I-3	M	Admin	A	C	R
PIMCO Government Money Market Fund	PGYXX	PGPXX	—	PGFXX	PGOXX	AMAXX	AMGXX	—
PIMCO Low Duration Fund	PTLDX	PLDPX	PTLNX	—	PLDAX	PTLAX	PTLCX	PLDRX
PIMCO Low Duration Fund II	PLDTX	—	—	—	PDFAX	—	—	—
PIMCO Low Duration ESG Fund	PLDIX	PLUPX	—	—	—	—	—	—
PIMCO Short Asset Investment Fund	PAIDX	PAIPX	PANDX	PAMSX	PAIQX	PAIAX	—	—
PIMCO Short-Term Fund	PTSHX	PTSPX	PTSNX	—	PSFAX	PSHAX	PFTCX	PTSRX

As with other mutual funds, neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

PIMCO Government Money Market Fund

Investment Objective

The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
None(1)

1 Regular sales charges may apply when Class A shares of the Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of other funds offered by the Trust.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class M	Admin Class	Class A	Class C
Management Fees	0.18%	0.28%	0.18%	0.18%	0.33%	0.33%
Total Annual Fund Operating Expenses(1)	0.18%	0.28%	0.18%	0.18%	0.33%	0.33%

1 To maintain certain net yields for the Fund, Pacific Investment Management Company LLC ("PIMCO") or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund's fees and expenses. Such waivers, if any, are not reflected in this table. See "Management of the Funds—Temporary Fee Waivers, Reductions and Reimbursements" in the Fund's prospectus for additional information.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, Class M, Administrative Class, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$18	$58	$101	$230
I-2	$29	$90	$157	$356
Class M	$18	$58	$101	$230
Administrative Class	$18	$58	$101	$230
Class A	$34	$106	$185	$418
Class C	$34	$106	$185	$418

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund invests 100% of its total assets in (i) cash, (ii) U.S. government securities, such as U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities), and (iii) repurchase agreements that are collateralized fully by such U.S. government securities or cash. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund's investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

The Fund may enter into reverse repurchase agreements and sale buy back transactions to satisfy redemption requests or for other temporary or emergency purposes.

Principal Risks

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual

PIMCO FUNDS | PROSPECTUS	1

PIMCO Government Money Market Fund

portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Reverse Repurchase Agreements and Other Borrowings Risk: the risk that reverse repurchase agreements or other borrowings may increase the Fund's overall investment exposure and that the related transaction costs may detract from Fund performance

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Class M shares. For periods prior to the inception date of Class A, Class C and I-2 shares (May 14, 2009) and Institutional Class and Administrative Class shares (May 13, 2016), performance information shown in the table for that class is based on the performance of the Fund's Class M shares, adjusted to reflect the fees and expenses paid by these classes of shares. To obtain the Fund's current yield, call 888.87.PIMCO. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the FTSE 3-Month Treasury Bill Index. The index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues. The Fund began operations on 01/27/09. Index comparisons began on 01/31/09. The Lipper Institutional U.S. Government Money Market Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities with dollar-weighted average maturities of less than 90 days. These funds are commonly limited to 401(k) and pension participants and often require high minimum investments and have lower total expense ratios relative to other money market funds. They intend to keep constant net asset value.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Class M*

*The year-to-date return as of June 30, 2019 is 1.16%. For the periods shown in the bar chart, the highest quarterly return was 0.55% in the Q4 2018, and the lowest quarterly return was 0.00% in the Q3 2013.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Since Inception (01/27/2009)
Class M Return Before Taxes	1.78%	0.59%	0.33%
Institutional Class Return Before Taxes	1.79%	0.59%	0.33%
I-2 Return Before Taxes	1.68%	0.52%	0.29%
Administrative Class Return Before Taxes	1.79%	0.59%	0.33%
Class A Return Before Taxes	1.63%	0.49%	0.27%
Class C Return Before Taxes	1.63%	0.49%	0.27%
FTSE 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	1.86%	0.60%	0.35%
Lipper Institutional U.S. Government Money Market Funds Average (reflects no deductions for taxes)	1.47%	0.43%	0.25	%(1)

1 The Lipper Average's since inception return is determined from the nearest month-end following the Fund's inception date and not from the actual inception date of the Fund.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Jerome Schneider. Mr. Schneider is a Managing Director of PIMCO, and he has managed the Fund since January 2011.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 21 of this prospectus.

2	PROSPECTUS | PIMCO FUNDS

PIMCO Low Duration Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 33 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Management Fees	0.46%	0.56%	0.66%	0.46%	0.50%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	0.55%	0.50%
Other Expenses(1)	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	0.71%	0.81%	0.91%	0.96%	1.00%	1.35%	1.30%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.71%	0.81%	0.86%	0.96%	1.00%	1.35%	1.30%

1 "Other Expenses" include interest expense of 0.25%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.46%, 0.56%, 0.61%, 0.71%, 0.75%, 1.10% and 1.05% for Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$73	$227	$395	$883
I-2	$83	$259	$450	$1,002
I-3	$88	$285	$499	$1,115
Administrative Class	$98	$306	$531	$1,178
Class A	$325	$536	$765	$1,422
Class C	$237	$428	$739	$1,624
Class R	$132	$412	$713	$1,568

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$325	$536	$765	$1,422
Class C	$137	$428	$739	$1,624

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 573% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO's market forecasts. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as

PIMCO FUNDS | PROSPECTUS	3

PIMCO Low Duration Fund

determined by PIMCO. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments).

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of

4	PROSPECTUS | PIMCO FUNDS

Prospectus

unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. The Lipper Short Investment Grade Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 3.10%. For the periods shown in the bar chart, the highest quarterly return was 7.11% in the Q2 2009, and the lowest quarterly return was -1.85% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	0.51%	1.14%	3.13%
Institutional Class Return After Taxes on Distributions(1)	-0.36%	0.11%	2.03%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	0.30%	0.41%	1.99%
I-2 Return Before Taxes	0.41%	1.04%	3.03%
I-3 Return Before Taxes	0.36%	0.99%	2.98%
Administrative Class Return Before Taxes	0.26%	0.89%	2.87%
Class A Return Before Taxes	-2.04%	0.35%	2.54%
Class C Return Before Taxes	-1.11%	0.50%	2.44%
Class R Return Before Taxes	-0.08%	0.55%	2.52%
ICE BofAML 1-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses or taxes)	1.58%	0.81%	0.95%
Lipper Short Investment Grade Debt Funds Average (reflects no deductions for taxes)	1.02%	1.17%	2.64%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	5

PIMCO Low Duration Fund

some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Scott Mather and Jerome Schneider. Mr. Mather is CIO U.S. Core Strategies and a Managing Director of PIMCO.  Mr. Schneider is a Managing Director of PIMCO. Messrs. Mather and Schneider have jointly and primarily managed the Fund since September 2014.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 21 of this prospectus.

6	PROSPECTUS | PIMCO FUNDS

PIMCO Low Duration Fund II

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Admin Class
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses(1)	0.04%	0.04%
Total Annual Fund Operating Expenses	0.54%	0.79%

1 "Other Expenses" include interest expense of 0.04%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses are 0.50% and 0.75% for Institutional Class and Administrative Class shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$55	$173	$302	$677
Administrative Class	$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 522% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO's market forecasts. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated A or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

PIMCO FUNDS | PROSPECTUS	7

PIMCO Low Duration Fund II

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. The Lipper Short Investment Grade Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

8	PROSPECTUS | PIMCO FUNDS

Prospectus

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 2.92%. For the periods shown in the bar chart, the highest quarterly return was 4.88% in the Q2 2009, and the lowest quarterly return was -1.85% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	0.61%	1.06%	2.54%
Institutional Class Return After Taxes on Distributions(1)	-0.27%	0.34%	1.68%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	0.36%	0.49%	1.63%
Administrative Class Return Before Taxes	0.36%	0.81%	2.28%
ICE BofAML 1-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses or taxes)	1.58%	0.81%	0.95%
Lipper Short Investment Grade Debt Funds Average (reflects no deductions for taxes)	1.02%	1.17%	2.64%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Scott Mather and Jerome Schneider. Mr. Mather is CIO U.S. Core Strategies and a Managing Director of PIMCO.  Mr. Schneider is a Managing Director of PIMCO. Messrs. Mather and Schneider have jointly and primarily managed the Fund since September 2014.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 21 of this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	9

PIMCO Low Duration ESG Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3
Management Fees	0.50%	0.60%	0.70%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A
Other Expenses(1)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.52%	0.62%	0.72%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.52%	0.62%	0.67%

1 "Other Expenses" include interest expense of 0.02%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.50%, 0.60% and 0.65% for Institutional Class, I-2 and I-3 shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2 or I-3 shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$53	$167	$291	$653
I-2	$63	$199	$346	$774
I-3	$68	$225	$396	$890

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 492% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO's market forecasts. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production of coal, or in the production or trade of pornographic materials. In addition, the Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan.

In analyzing whether an issuer meets any of the criteria described above, PIMCO may rely upon, among other things, information provided by an independent third party.

The Fund may avoid investment in the securities of issuers whose business practices with respect to the environment, social responsibility, and governance ("ESG practices") are not to PIMCO's satisfaction. In determining the efficacy of an issuer's ESG practices, PIMCO will use its own proprietary assessments of material ESG issues and may also reference standards as set forth by recognized global organizations such as entities sponsored by the United Nations. Additionally, PIMCO may engage proactively with issuers to encourage them to improve their ESG practices. PIMCO's activities in this respect may include, but are not limited to, direct dialogue with company management, such as through in-person meetings, phone calls, electronic communications, and letters. Through these engagement activities, PIMCO seeks to identify opportunities for a company to improve its ESG practices, and will endeavor to work collaboratively with company management to establish concrete objectives and to develop a plan for meeting these objectives. The Fund may invest in securities of issuers whose ESG practices are currently suboptimal, with the expectation that these practices may improve over time either as a result of PIMCO's engagement efforts or through the company's own initiatives. It may also

PIMCO FUNDS | PROSPECTUS	10

Prospectus

exclude those issuers that are not receptive to PIMCO's engagement efforts, as determined in PIMCO's sole discretion.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments).

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and  may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	11

PIMCO Low Duration ESG Fund

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Responsible Investing Risk: the risk that, because the Fund's responsible investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may underperform funds that do not utilize a responsible investment strategy. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by PIMCO or any judgment exercised by PIMCO will reflect the beliefs or values of any particular investor

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-2 shares (November 19, 2010), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. The I-3 shares of the Fund have not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. The Lipper Short Investment Grade Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 2.96%. For the periods shown in the bar chart, the highest quarterly return was 6.92% in the Q2 2009, and the lowest quarterly return was -2.01% in the Q2 2013.

12	PROSPECTUS | PIMCO FUNDS

Prospectus

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	0.31%	1.00%	3.00%
Institutional Class Return After Taxes on Distributions(1)	-0.46%	0.16%	2.05%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	0.18%	0.38%	1.96%
I-2 Return Before Taxes	0.21%	0.89%	2.90%
ICE BofAML 1-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses or taxes)	1.58%	0.81%	0.95%
Lipper Short Investment Grade Debt Funds Average (reflects no deductions for taxes)	1.02%	1.17%	2.64%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Scott Mather, Jerome Schneider and Jelle Brons. Mr. Mather is CIO U.S. Core Strategies. Messrs. Mather and Schneider are Managing Directors of PIMCO, and Mr. Brons is an Executive Vice President of PIMCO. Messrs. Mather and Schneider have jointly and primarily managed the Fund since September 2014, and Mr. Brons has jointly and primarily managed the Fund since April 2019.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 21 of this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	13

PIMCO Short Asset Investment Fund

Investment Objective

The Fund seeks maximum current income, consistent with daily liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 33 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):
None(1)

1 Regular sales charges may apply when Class A shares of the Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of other funds offered by the Trust.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Class M	Admin Class	Class A
Management Fees	0.34%	0.44%	0.54%	0.34%	0.34%	0.44%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	0.38%	0.48%	0.58%	0.38%	0.63%	0.73%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.38%	0.48%	0.53%	0.38%	0.63%	0.73%

1 "Other Expenses" include interest expense of 0.04%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.34%, 0.44%, 0.49%, 0.34%, 0.59% and 0.69% for Institutional Class, I-2, I-3, Class M, Administrative Class and Class A shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class M, Administrative Class or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$39	$122	$213	$480
I-2	$49	$154	$269	$604
I-3	$54	$181	$319	$721
Class M	$39	$122	$213	$480
Administrative Class	$64	$202	$351	$786
Class A	$75	$233	$406	$906

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 110% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will vary based on PIMCO's market forecasts and will normally not exceed one and one-half years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund invests primarily in investment grade debt securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 60% of its total assets in corporate issuers.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may invest up to 20% of its total assets in asset-backed securities and up to 10% of its total assets in privately issued mortgage-backed securities. The Fund may invest up to 10% of its total assets in interest rate swaps and up to 5% of its total assets in credit default swaps. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to

PIMCO FUNDS | PROSPECTUS	14

Prospectus

the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	15

PIMCO Short Asset Investment Fund

based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class M shares (December 21, 2015) and I-3 shares (April 27, 2018), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by these classes of shares. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. To obtain the Fund's current yield, call 888.87.PIMCO. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the FTSE 3-Month Treasury Bill Index. The index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues. The Lipper Ultra-Short Obligation Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days. It does not reflect deductions for fees, expenses or taxes.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 1.40%. For the periods shown in the bar chart, the highest quarterly return was 0.79% in the Q3 2018, and the lowest quarterly return was -0.12% in the Q4 2014.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Since Inception (05/31/2012)
Institutional Class Return Before Taxes	1.98%	1.38%	1.40%
Institutional Class Return After Taxes on Distributions(1)	1.01%	0.74%	0.81%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	1.17%	0.77%	0.81%
I-2 Return Before Taxes	1.88%	1.28%	1.29%
I-3 Return Before Taxes	1.83%	1.21%	1.22%
Class M Return Before Taxes	1.99%	1.38%	1.40%
Administrative Class Return Before Taxes	1.69%	1.11%	1.14%
Class A Return Before Taxes	-0.65%	0.57%	0.69%
FTSE 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	1.86%	0.60%	0.47%
Lipper Ultra-Short Obligation Funds Average (reflects no deductions for taxes)	1.59%	0.91%	0.87%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Jerome Schneider. Mr. Schneider is a Managing Director of PIMCO, and he has managed the Fund since its inception in May 2012.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 21 of this prospectus.

16	PROSPECTUS | PIMCO FUNDS

PIMCO Short-Term Fund

Investment Objective

The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 33 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Admin Class	Class A	Class C	Class R
Management Fees	0.45%	0.55%	0.65%	0.45%	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	0.55%	0.50%
Other Expenses(1)	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	0.50%	0.60%	0.70%	0.75%	0.75%	1.05%	1.00%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.50%	0.60%	0.65%	0.75%	0.75%	1.05%	1.00%

1 "Other Expenses" include interest expense of 0.05%.  Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO").  Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.45%, 0.55%, 0.60%, 0.70%, 0.70%, 1.00% and 0.95% for Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
I-2	$61	$192	$335	$750
I-3	$66	$219	$385	$866
Administrative Class	$77	$240	$417	$930
Class A	$300	$459	$633	$1,134
Class C	$207	$334	$579	$1,283
Class R	$102	$318	$552	$1,225

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$300	$459	$633	$1,134
Class C	$107	$334	$579	$1,283

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 104% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will vary based on PIMCO's market forecasts and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected not to exceed three years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable

PIMCO FUNDS | PROSPECTUS	17

PIMCO Short-Term Fund

quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and

18	PROSPECTUS | PIMCO FUNDS

Prospectus

losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. The Lipper Ultra-Short Obligation Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 1.55%. For the periods shown in the bar chart, the highest quarterly return was 3.61% in the Q2 2009, and the lowest quarterly return was -1.00% in the Q3 2011.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	1.51%	1.77%	2.46%
Institutional Class Return After Taxes on Distributions(1)	0.44%	0.94%	1.73%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	0.90%	0.98%	1.61%
I-2 Return Before Taxes	1.40%	1.67%	2.35%
I-3 Return Before Taxes	1.36%	1.62%	2.30%
Administrative Class Return Before Taxes	1.25%	1.51%	2.20%
Class A Return Before Taxes	-1.03%	1.05%	1.94%
Class C Return Before Taxes	-0.04%	1.21%	1.87%
Class R Return Before Taxes	1.00%	1.26%	1.92%
FTSE 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	1.86%	0.60%	0.35%
Lipper Ultra-Short Obligation Funds Average (reflects no deductions for taxes)	1.59%	0.91%	1.34%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Jerome Schneider, Andrew Wittkop and Nathan Chiaverini. Mr. Schneider is a Managing Director of PIMCO, Mr. Wittkop is an Executive Vice President of PIMCO, and Mr. Chiaverini is a Senior Vice President of PIMCO. Mr. Schneider has managed the Fund since January 2011, and Messrs. Wittkop and Chiaverini have managed the Fund since April 2019.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	19

PIMCO Short-Term Fund

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 21 of this prospectus.

20	PROSPECTUS | PIMCO FUNDS

Summary of Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange ("NYSE") is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

Institutional Class, Class M, I-2, I-3 and Administrative Class

The minimum initial investment for Institutional Class, Class M, I-2, I-3 and Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.

You may sell (redeem) all or part of your Institutional Class, Class M, I-2, I-3 and Administrative Class shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:

■

Sending a written request by regular mail to:

PIMCO Funds
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Funds c/o DST Asset Manager Solutions, Inc.
430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407

■

Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you

■

Sending a fax to our Shareholder Services department at 816.421.2861

■

Sending an e-mail to piprocess@dstsystems.com

Class A, Class C and Class R

The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.

There is no minimum initial or minimum subsequent investment in Class R shares because Class R shares may only be purchased through omnibus accounts for specified benefit plans. Specified benefit plans that wish to invest directly by mail should send a check payable to the PIMCO Family of Funds, along with a completed Account Application, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Firms

If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm's Web site for more information.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	21

PIMCO Funds

Description of Principal Risks

The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries. The principal risks are described in this section. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information (the "SAI") also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Principal Risk	PIMCO Government Money Market Fund	PIMCO Low Duration Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund
Interest Rate	x	x	x	x
Call Risk	x	x	x	x
Credit	x	x	x	x
High Yield	–	x	–	x
Market	x	x	x	x
Issuer	–	x	x	x
Liquidity	–	x	x	x
Derivatives	–	x	x	x
Equity	–	x	x	x
Mortgage-Related and Other Asset-Backed Securities	–	x	x	x
Foreign (Non-U.S.) Investment	–	x	–	x
Emerging Markets	–	x	–	x
Sovereign Debt Risk	–	x	–	x
Currency	–	x	–	x
Leveraging	–	x	x	x
Management	x	x	x	x
Reverse Repurchase Agreements and Other Borrowings Risk	x	–	–	–
Short Exposure	–	x	x	x
Responsible Investing Risk	–	–	–	x

22	PROSPECTUS | PIMCO FUNDS

Prospectus

Principal Risk	PIMCO Short Asset Investment Fund	PIMCO Short-Term Fund
Interest Rate	x	x
Call Risk	x	x
Credit	x	x
High Yield	–	x
Market	x	x
Issuer	x	x
Liquidity	x	x
Derivatives	x	x
Equity	–	x
Mortgage-Related and Other Asset-Backed Securities	x	x
Foreign (Non-U.S.) Investment	x	x
Emerging Markets	x	–
Sovereign Debt Risk	–	–
Currency	–	x
Leveraging	x	x
Management	x	x
Reverse Repurchase Agreements and Other Borrowings Risk	–	–
Short Exposure	x	x
Responsible Investing Risk	–	–

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in a Fund's portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value ("NAV") of the Fund's shares.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are near historically low levels. Thus, Funds currently face a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise.

During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Certain European countries have recently experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if a Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	23

PIMCO Funds

fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity is an additional measure used to understand a security's or Fund's interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security's price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by a Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Therefore, if a Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as "high yield securities" or "junk bonds") may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. These securities are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund's ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to "call" or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In addition, the high yield securities in which a Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to a Fund. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity

24	PROSPECTUS | PIMCO FUNDS

Prospectus

securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.

In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level.  For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Funds to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on a Fund's investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund's investments. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether a specific Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to Funds that invest in fixed income securities. As discussed more under "Interest Rate Risk," interest rates in the U.S. are at or near historically low levels. Any interest rate increases in the future could cause the value of any Fund that invests in fixed income securities to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund and its shareholders.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, a Fund may rely on various third-party sources to calculate its NAV. As a result, a Fund is subject to certain operational risks associated with reliance on service providers and service providers' data sources. In particular, errors or systems failures and other technological issues may adversely impact a Fund's calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. A Fund may be unable to recover any losses associated with such failures.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

Liquidity Risk

The Securities and Exchange Commission defines liquidity risk as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. A Fund's investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

In such cases, a Fund, due to regulatory limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund's principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further,

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fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Certain accounts or PIMCO affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these shareholders of their holdings in a Fund may impact the Fund's liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund's brokerage costs.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the SAI. The Funds typically use derivatives as a substitute for taking a position in the underlying asset, as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indexes, sectors, currencies, and/or geographic regions, and/or to reduce exposure to other risks, such as interest rate, credit or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk, and in some cases, may subject a Fund to the potential for unlimited loss. The use of derivatives may cause the Fund's investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund's total investment exposure exceeding the value of its portfolio.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the initial amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty. Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund's obligations or the Fund's exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. In such case, the Fund may lose money.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Fund may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Fund will be subject to increased liquidity and investment risk.

When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Fund's hedging transactions will be effective.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of

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Prospectus

derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund's derivative transactions, impede the employment of the Fund's derivatives strategies, or adversely affect the Fund's performance.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, preferred securities, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.

Mortgage-Related and Other Asset-Backed Securities Risk

Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Foreign (Non-U.S.) Investment Risk

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities. A Fund that focuses its investments in multiple asset classes of emerging market securities may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Funds could lose money.

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Sovereign Debt Risk

Sovereign debt risk is the risk that fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity's failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to the Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond the Fund's control, may result in a loss in value of the Fund's sovereign debt holdings.

Currency Risk

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that a Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. In accordance with federal securities laws, rules, and staff positions, PIMCO will mitigate its leveraging risk by segregating or "earmarking" liquid assets or otherwise covering transactions that may give rise to such risk. The Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund's investment returns, resulting in greater losses. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent a Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time.  The loss of services of one or more key employees of PIMCO could have an adverse impact on the Fund's ability to realize its investment objective.

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Reverse Repurchase Agreements and Other Borrowings Risk

A Fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowings. Reverse repurchase agreements and other borrowings may increase the Fund's overall investment exposure and the related transaction costs may detract from Fund performance. Certain late-day reverse repurchase agreements may be settled free of payment by the Fund and a subsequent cash wire to the Fund once the collateral is received and verified by the counterparty.

Short Exposure Risk

A Fund's short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero.

By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund's exposure to long security positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.

In times of unusual or adverse market, economic, regulatory or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. Also, there is the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Responsible Investing Risk

A Fund's responsible investment strategy, which may select or exclude securities of certain issuers for reasons other than performance, carries the risk that the Fund may underperform funds that do not utilize a responsible investment strategy. The application of this strategy may affect the Fund's exposure to certain sectors or types of investments, which could negatively impact the Fund's performance. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by PIMCO or any judgment exercised by PIMCO will reflect the beliefs or values of any particular investor. In evaluating a company, PIMCO is dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause PIMCO to incorrectly assess a company's business practices with respect to the environment, social responsibility and corporate governance ("ESG practices"). Socially responsible norms differ by region, and a company's ESG practices or PIMCO's assessment of a company's ESG practices may change over time. In addition, as a result of PIMCO's engagement activities, a Fund may purchase securities that do not currently engage in ESG practices to PIMCO's satisfaction, in an effort to improve an issuer's ESG practices. Successful application of a Fund's responsible investment strategy and PIMCO's engagement efforts will depend on PIMCO's skill in properly identifying and analyzing material ESG issues, and there can be no assurance that the strategy or techniques employed will be successful. Past performance is not a guarantee or reliable indicator of future results.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the SAI for information about the availability of the complete schedule of each Fund's holdings.

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Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as investment adviser, the "Investment Adviser," and serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees of PIMCO Funds (the "Trust"), PIMCO is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters.

PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2019, PIMCO had approximately $1.84 trillion in assets under management.

Management Fees

Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables reflect both an advisory fee and a supervisory and administrative fee. For the fiscal year ended March 31, 2019, the Funds paid monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets attributable to each class's shares taken separately):

	Management Fees
Fund Name	Inst Class	Class M	I-2	I-3	Admin Class	Class A	Class C	Class R
PIMCO Government Money Market Fund	0.18%	0.18%	0.28%	N/A	0.18%	0.33%	0.33%	N/A
PIMCO Low Duration Fund	0.46%	N/A	0.56%	0.66%	0.46%	0.50%	0.55%	0.55%
PIMCO Low Duration Fund II	0.50%	N/A	N/A	N/A	0.50%	N/A	N/A	N/A
PIMCO Low Duration ESG Fund	0.50%	N/A	0.60%	0.70%	N/A	N/A	N/A	N/A
PIMCO Short Asset Investment Fund	0.34%	0.34%	0.44%	0.54%	0.34%	0.44%	N/A	N/A
PIMCO Short-Term Fund	0.45%	N/A	0.55%	0.65%	0.45%	0.45%	0.45%	0.45%

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Advisory Fee. Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2019, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund Name	Advisory Fee(1) All Classes
PIMCO Government Money Market Fund	0.12%
PIMCO Low Duration Fund	0.25%
PIMCO Low Duration Fund II	0.25%
PIMCO Low Duration ESG Fund	0.25%
PIMCO Short Asset Investment Fund	0.20%
PIMCO Short-Term Fund	0.25%

1 For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 66.

A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contract is available in the Funds' Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2018.

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Supervisory and Administrative Fee. Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Funds. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended March 31, 2019, the Funds paid PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class's shares taken separately):

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Prospectus

	Supervisory and Administrative Fees(1)
Fund Name	Inst Class	Class M	I-2	I-3	Admin Class	Class A	Class C	Class R
PIMCO Government Money Market Fund	0.06%	0.06%	0.16%	N/A	0.06%	0.21%	0.21%	N/A
PIMCO Low Duration Fund	0.21%	N/A	0.31%	0.41%	0.21%	0.25%	0.30%	0.30%
PIMCO Low Duration Fund II	0.25%	N/A	N/A	N/A	0.25%	N/A	N/A	N/A
PIMCO Low Duration ESG Fund	0.25%	N/A	0.35%	0.45%	N/A	N/A	N/A	N/A
PIMCO Short Asset Investment Fund	0.14%	0.14%	0.24%	0.34%	0.14%	0.24%	N/A	N/A
PIMCO Short-Term Fund	0.20%	N/A	0.30%	0.40%	0.20%	0.20%	0.20%	0.20%

1 For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 66.

Expense Limitation Agreement

Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of each Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the "Expense Limit") (calculated as a percentage of average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the "Reimbursement Amount") during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

Fee Waiver Agreements

PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of PIMCO Low Duration Fund, PIMCO Low Duration ESG Fund, PIMCO Short Asset Investment Fund and PIMCO Short-Term Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Temporary Fee Waivers, Reductions and Reimbursements

To maintain certain net yields for the PIMCO Government Money Market Fund, PIMCO and the Trust's Distributor, PIMCO Investments LLC (the "Distributor"), have entered into a fee and expense limitation agreement with the Fund (the "Agreement") pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund's supervisory and administrative fee, any distribution and/or service (12b-1) fees applicable to a class of the Fund, or the Fund's advisory fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO may recoup from the Fund any portion of the supervisory and administrative fee or advisory fee waived, reduced or reimbursed pursuant to the Agreement (the "GM Reimbursement Amount") during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total GM Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Fund to maintain a net negative yield. The GM Reimbursement Amount will be reimbursed in the same order that fees were waived, except the Fund will not reimburse PIMCO or the Distributor for any portion of the distribution and/or service (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Fund will maintain a positive net yield.

With respect to the PIMCO Government Money Market Fund only, the Trust has suspended payment of any distribution and/or service (12b-1) fees at this time.

In certain circumstances, the Distributor or its affiliates may pay or reimburse financial firms for distribution and/or shareholder services out of the Distributor's or its affiliates' own assets when the Distributor does not receive associated distribution and/or service (12b-1) fees from the applicable Funds. These payments and reimbursements may be made from profits received by the Distributor or its affiliates from other fees paid by the Funds. Such activities by the Distributor or its affiliates may provide incentives to financial firms to purchase or market shares of the Funds. Additionally, these activities may give the Distributor or its affiliates additional access to sales representatives of such financial firms, which may increase sales of Fund shares.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	31

PIMCO Funds

Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Low Duration ESG	Jelle Brons	4/19

Executive Vice President, PIMCO. Mr. Brons is a portfolio manager on the global corporate bond team. Prior to joining PIMCO in 2005, Mr. Brons worked at UBS Investment Bank in the credit fixed income department, initially in credit sales and then with the team responsible for CreditDelta, a credit market and portfolio analysis tool. He has investment experience since 2002 and holds a master's degree in actuarial science and econometrics from the University of Amsterdam and a master's degree in financial engineering and quantitative analysis from the ICMA Business School at the University of Reading. He is a Certified Financial Risk Manager (FRM).

PIMCO Short-Term	Nathan Chiaverini	4/19

Senior Vice President, PIMCO. Mr. Chiaverini is a portfolio manager on the short-term desk. Prior to joining PIMCO in 2012, he was a vice president and portfolio manager at BlackRock, focusing on institutional multi-sector portfolios. Prior to this, he held trading and strategy research positions within interest rate derivatives and mortgage-backed securities at Barclays Capital. He has investment experience since 2004 and holds a bachelor's degree in economics and history from the University of Colorado and an MBA in analytic finance and economics from the University of Chicago Booth School of Business.

PIMCO Low Duration PIMCO Low Duration II PIMCO Low Duration ESG	Scott Mather	9/14 9/14 9/14	CIO U.S. Core Strategies and Managing Director, PIMCO. Previously he was head of global portfolio management. He joined PIMCO in 1998.
PIMCO Government Money Market PIMCO Low Duration PIMCO Low Duration II PIMCO Low Duration ESG PIMCO Short Asset Investment PIMCO Short-Term	Jerome Schneider	1/11 9/14 9/14 9/14 5/12* 1/11

Managing Director, PIMCO. Mr. Schneider joined PIMCO in 2008. Prior to joining PIMCO, he served as Senior Managing Director with Bear Stearns, specializing in credit and mortgage-related funding transactions. Mr. Schneider joined Bear Stearns in 1995.

PIMCO Short-Term	Andrew Wittkop	4/19

Executive Vice President, PIMCO. Mr. Wittkop is a portfolio manager focusing on Treasury bonds, agencies and interest rate derivatives. He previously worked on the real return desk. Prior to that, he was a portfolio analyst with the global portfolio management team and a product manager for absolute return strategies. He has investment experience since 2001 and holds an MBA from Stern School of Business at New York University and an undergraduate degree from the University of California, Los Angeles.

* Inception of the Fund.

Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Investment Adviser, the Distributor (as defined below), the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor summary prospectus, the Trust's SAI, any contracts filed as exhibits to the Trust's registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend this, or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust's then-current prospectus or SAI.

Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC"). Please note all direct account requests or inquiries should be mailed to the Trust's transfer agent at P.O. Box 219294, Kansas City, MO 64121-9294 and should not be mailed to the Distributor.

32	PROSPECTUS | PIMCO FUNDS

Prospectus

Classes of Shares

Class A, Class C, Class R, Institutional Class, Class M, I-2, I-3 and Administrative Class shares of the Funds are offered in this prospectus. Each share class represents an investment in the same Fund, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment, the expenses borne by each class, which are detailed in the fee table and example at the front of this prospectus, any initial sales charge or contingent deferred sales charge (CDSC) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. Individual investors can generally invest in Class A and Class C shares. Class C shares of each Fund will automatically convert into Class A shares of the same Fund after they have been held for ten years. In addition, any Class C shares held in Orphaned Accounts (as defined below) will automatically convert into Class A shares of the same Fund. Certain shareholder accounts are maintained with the Trust's Transfer Agent and list a broker-dealer of record ("Prior Broker-Dealer of Record") other than the Distributor, and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the Trust and the Distributor becoming the default dealer of record for such account, then such account would be referred to as an "Orphaned Account." These automatic conversions will be executed without any sales charge, fee or other charge. After such a conversion takes place, the shares will be subject to all features and expenses of Class A shares. Only certain investors may purchase Institutional Class, Class M, I-2, I-3, Administrative Class and Class R shares.

The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Distributor or a financial firm. More information regarding sales charge waivers and discounts is summarized below.

The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial firms for distribution and other services. More information about the Trust's multi-class arrangements is included in the SAI and can be obtained free of charge by visiting pimco.com or by calling 888.87.PIMCO.

Sales Charges

Initial Sales Charges — Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial firm in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the NAV of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you obtain the proper "breakpoint" discount.

PIMCO Low Duration and PIMCO Short-Term Funds — Class A shares

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $100,000	2.25%	2.30%
$100,000 but under $250,000	1.25%	1.27%
$250,000 +	0.00%*	0.00%*

* As shown, investors that purchase $250,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, certain purchasers of $250,000 or more of Class A shares may be subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after their purchase. If the financial firm through which such investors purchased their shares does not receive any upfront commission from the Distributor at the time of purchase, such investors will not be subject to a contingent deferred sales charge upon redemption. See "Contingent Deferred Sales Charges – Class A Shares" below.

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, Right of Accumulation (Cumulative Quantity Discount), Letter of Intent or Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of the Trust or PIMCO Equity Series that offer Class A shares (other than the PIMCO Government Money Market Fund) (collectively, "Eligible Funds"), are summarized below and are described in greater detail in the SAI.

Combined Purchase Privilege and Right of Accumulation (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase (the "Combined Purchase Privilege"). In addition, a Qualifying Investor may obtain a reduced sales charge on Class A shares by adding the purchase value of Class A shares of an Eligible Fund with the current aggregate NAV of all Class A and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor (the "Right of Accumulation" or "Cumulative Quantity Discount").

The term "Qualifying Investor" refers to:

1.

an individual, such individual's spouse or domestic partner, as recognized by applicable state law, or such individual's children under the age of 21 years (each a "family member") (including family trust* accounts established by such a family member); or

2.

a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or

3.

an employee benefit plan of a single employer.

* For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege, Right of Accumulation or Letter of Intent, a "family trust" is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is/are the beneficiary(ies), and such

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	33

PIMCO Funds

person or another family member, direct lineal ancestor or sibling of such person is/are the trustee(s).

Please see the SAI for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent. Investors may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent which expresses intent to invest not less than $50,000 (or $100,000 in the case of the Funds with an initial sales charge breakpoint at $100,000) within a period of 13 months in Class A shares of any Eligible Fund(s) (which does not include the PIMCO Government Money Market Fund). The maximum intended investment allowable in a Letter of Intent is $1,000,000 (except for Class A shares of the PIMCO Low Duration, PIMCO Short Asset Investment and PIMCO Short-Term Funds for which the maximum intended investment amount is $250,000). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. The value of the investor's account(s) linked to a Letter of Intent will be included at the start date of the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased. Redemptions during the LOI period  will not count against the shareholder, but a CDSC may be charged for LOIs of $1,000,000.

In making computations concerning the amount purchased for purposes of a Letter of Intent, the Right of Accumulation value of eligible accounts will be included in the computation when the Letter of Intent begins in addition to purchases made during the Letter of Intent Period.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption date. The limitations and restrictions of this program are fully described in the SAI.

Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the public offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Right of Accumulation (Cumulative Quantity Discount).

Sales at Net Asset Value. In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including: individuals or accounts having certain relationships with the Trust, certain of its affiliates, PIMCO Equity Series, certain broker-dealers or the Distributor; individuals purchasing shares through certain types of omnibus or wrap accounts; investors engaging in certain transactions related to IRAs or other qualified retirement plan accounts; investors making certain purchases following the announcement of a Fund or share class liquidation or following certain share class conversions; and any other person for which the Distributor determines that there will be minimal cost borne by the Distributor associated with the sale. Please see the SAI for additional details.

If you are eligible to buy both Class A shares and Institutional Class shares, you should buy Institutional Class shares because Class A shares may be subject to sales charges and an annual 0.25% service fee.

Required Shareholder Information and Records. In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial firm must notify the Fund that the investor qualifies for such a reduction. If the Fund is not notified that the investor is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the investor's account. An investor may have to provide certain information or records to his or her financial firm or the Fund to verify the investor's eligibility for breakpoint discounts or sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

■

all of the investor's accounts held directly with the Trust or through a financial firm;

■

any account of the investor at another financial firm; and

■

accounts of Qualifying Investors, at any financial firm.

The SAI provides additional information regarding eliminations of and reductions in sales loads associated with Eligible Funds. You can obtain the SAI free of charge from PIMCO by written request, by visiting pimco.com or by calling 888.87.PIMCO.

Contingent Deferred Sales Charges

Class A Shares

Unless you are eligible for a waiver, if you purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) of a Fund other than the PIMCO Low Duration and PIMCO Short-Term Funds, you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 12 months of their purchase. Unless you are eligible for a waiver, if you purchase $250,000 or more of Class A shares (and, thus, pay no initial sales charge) of the PIMCO Low Duration and PIMCO Short-Term Funds, you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 12 months of their purchase. If the financial firm through which you purchased your shares does not receive any upfront commission from the Distributor at the time of purchase, you will not be subject to a CDSC upon redemption. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See "Reductions and Waivers of Initial Sales Charges and CDSCs" below.

Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. If you invest in Class C shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you are credited with the proper holding period for the shares redeemed.

34	PROSPECTUS | PIMCO FUNDS

Prospectus

Class C Shares*
Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%

* Except shares of the PIMCO Government Money Market Fund that were not acquired by exchanging Class C shares of another Fund.

How CDSCs will be Calculated

A CDSC is imposed on redemptions of Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

■

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

■

For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund's NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

■

CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

■

In determining whether a CDSC is payable, it is assumed that you will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class C CDSC:

■

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class C shares of a Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 1%, the Class C CDSC would be $20.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. See "Sales at Net Asset Value" above for information on Class A initial sales charges. CDSCs on Class A and Class C shares may be reduced or waived in certain circumstances, including for: redemptions in connection with certain distributions, withdrawals or returns of excess contributions from or exchanges to certain retirement plan accounts or IRAs; certain redemptions following death or disability; certain redemptions of shares subject to an Automatic Withdrawal Plan; redemptions by individuals having certain relationships with the Trust, certain of its affiliates, PIMCO Equity Series or the Distributor; redemptions effected by a Fund as a result of an account not satisfying applicable minimum account size requirements; redemptions in connection with certain reorganizations and liquidations; redemptions by certain shareholders demonstrating hardship, as determined in the sole discretion of the Trust; certain intra-fund exchanges of Class A shares for Institutional Class shares; redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a financial firm with which the Distributor has an agreement with respect to such purchases; and certain redemptions effected by fiduciaries who have purchased shares for certain accounts. In addition, investors will not be subject to CDSCs for certain transactions where the Distributor did not pay at the time of purchase the amount it normally would have to the broker-dealer. Please see the SAI for additional details.

A redemption by a Class A shareholder who purchased, through a financial firm, $250,000 or more of Class A shares of the PIMCO Low Duration and PIMCO Short-Term Funds (and, thus, did not pay an initial sales charge) will not be subject to a CDSC where the Distributor did not pay at the time of purchase an upfront commission to the financial firm but began paying distribution and/or shareholder services fees immediately.

Shares Purchased or Held Through Financial Firms

The availability of sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. The Funds' sales charge waivers and discounts disclosed in this Prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial firms unless otherwise specified in Appendix B. The sales charge waivers and discounts available through certain other financial firms are set forth in Appendix B to this Prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Distributor or certain other financial firms. Please contact your financial firm for more information regarding sales charge waivers and discounts available to you and the financial firm's related policies and procedures.

No Sales Charges — Class R Shares

The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Class R shares. Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan's financial firm has an agreement with the Distributor or PIMCO Funds to utilize Class R shares in certain investment products or programs (collectively, "specified benefit plans"). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan's financial firm). Class R shares are not available to retail or non-specified benefit plan accounts, traditional and Roth IRAs (except through certain omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	35

PIMCO Funds

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific Class R shareholders, and a shareholder may obtain information about accounts only through the specified benefit plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial firm authorized to sell or process transactions in Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See "Purchasing Shares – Class R" below. Additional shares may be purchased through a benefit plan's administrator or recordkeeper.

Financial firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes.

Moreover, financial firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-accounting and other shareholder services. A financial firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Administrator, another affiliate of the Fund or the Distributor (normally not to exceed an annual rate of 0.50% of a Fund's average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients although payments with respect to shares in retirement plans are often higher). PIMCO or its affiliates may pay a financial firm or specified benefit plan an additional amount not to exceed 0.25% for sub-accounting or other shareholder services.

These fees and expenses could reduce an investment return in Class R shares. For further information on Class R shares and related items, please refer to the SAI.

No Sales Charges — Institutional Class, Class M, I-2, I-3 and Administrative Class Shares

The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Institutional Class, Class M, I-2, I-3 or Administrative Class shares. Only certain investors are eligible to purchase these share classes. Your financial advisor or financial firm can help you determine if you are eligible to purchase Institutional Class, I-2, I-3 or Administrative Class shares. You can also call 888.87.PIMCO.

An investor transacting in Institutional Class, I-2 or I-3 shares may be required to pay a commission to a broker or other financial firm. Other share classes of the Funds that have different fees and expenses are available.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances, and "wrap account" programs established with broker-dealers or other financial firms may purchase Institutional Class, Class M, I-2, I-3 or Administrative Class shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

Class M shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, high net worth individuals, and through intermediary trading platforms and portals that provide specialized sub-accounting and shareholder processing services. Class M shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

I-2 shares are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as certain asset allocation, wrap fee and other similar programs. I-2 shares may also be offered through broker-dealers and other financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Funds. I-2 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder's I-2 shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific I-2 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-2 shares.

I-3 shares of the Funds are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as mutual fund supermarkets or other no transaction fee platforms. I-3 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder's I-3 shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific I-3 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-3 shares.

Administrative Class shares are offered primarily through broker-dealers, other financial firms, and employee benefit plan alliances. Each Fund typically pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

36	PROSPECTUS | PIMCO FUNDS

Prospectus

Distribution and Servicing (12b-1) Plans

Class A, Class C and Class R shares. The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares ("distribution fees") and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans ("12b-1 Plans") adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

With respect to the PIMCO Government Money Market Fund only, the Trust has suspended payment of distribution and/or service (12b-1) fees at this time. The payment of distribution and/or service (12b-1) fees may only be resumed at such time as the Board of Trustees determines that it is in the best interests of Fund shareholders to do so.

Class A shares pay only servicing fees. Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

Class A	Servicing Fee	Distribution Fee
PIMCO Government Money Market Fund	0.10%	0.00%
All other Funds	0.25%	0.00%

Class C	Servicing Fee	Distribution Fee
PIMCO Government Money Market Fund	0.10%	0.00%
PIMCO Low Duration Fund	0.25%	0.30%
PIMCO Short-Term Fund	0.25%	0.30%
All other Funds	0.25%	0.75%

Class R	Servicing Fee	Distribution Fee
All other Funds	0.25%	0.25%

Because distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class C and Class R shares do not pay initial sales charges, the distribution fees payable on Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares.

Administrative Class Shares. The Trust has adopted, pursuant to Rule 12b-1 under the 1940 Act, a separate Distribution and Servicing Plan for the Administrative Class shares of the Funds. The Distribution and Servicing Plan permits the Funds to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Administrative Class shares. Most or all of the distribution and service (12b-1) fees are paid to financial firms through which shareholders may purchase or hold shares. Because these fees are paid out of a Fund's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares.

With respect to the PIMCO Government Money Market Fund only, the Trust has suspended payment of any distribution and/or service (12b-1) fees at this time. The payment of distribution and/or service (12b-1) fees may only be resumed at such time as the Board of Trustees determines that it is in the best interests of Fund shareholders to do so.

The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each Distribution and Servicing Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

Administrative Class	Distribution and/or Servicing Fee
PIMCO Government Money Market Fund	0.10%
All other Funds	0.25%

Servicing Arrangements

Shares of the Funds may be available through broker-dealers, banks, trust companies, insurance companies and other financial firms that have entered into shareholder servicing arrangements with respect to the Funds. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. These financial firms provide varying investment products, programs, platforms and accounts, through which investors may purchase, redeem and exchange shares of the Funds. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular firm's products, programs, platform and accounts.

PIMCO and/or its affiliates may make payments to financial firms for the shareholder services provided. These payments are made out of PIMCO's resources, including the supervisory and administrative fees paid to PIMCO under the Funds' supervision and administration agreement. The actual services provided by these firms, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the financial firm and/or a percentage of the value of shares held by investors through the firm. Please see the SAI for more information.

These payments may be material to financial firms relative to other compensation paid by the Funds, PIMCO and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service (12b-1) fees, revenue sharing or "shelf space" fees and event support, other non-cash compensation and charitable contributions paid to or at the request of such firms (described below). Also, the payments may differ depending on the Fund or share class and may vary from amounts paid to the Funds' transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not control these financial firms' provision of the services for which they are receiving payments.

These financial firms may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They may also independently establish and charge their customers or program participants

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	37

PIMCO Funds

transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Funds. These additional fees may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each financial firm is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial firms or participants in programs serviced by them should contact the financial firm for information regarding these fees and conditions.

Other Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or "reallowed" to the financial firm, including their financial advisors through which you purchase your shares. With respect to Class C shares, the financial firms are also paid at the time of your purchase a commission of up to 1.00% of your investment in such share class. Please see the SAI for more details.

Revenue Sharing/Marketing Support. The Distributor or PIMCO (for purposes of this subsection only, collectively, "PIMCO") make payments and provide other incentives to financial firms as compensation for services such as providing the Funds with "shelf space," or a higher profile for the financial firms' financial advisors and their customers, placing the Funds on the financial firms' preferred or recommended fund list, granting PIMCO access to the financial firms' financial advisors and furnishing marketing support and other specified services. These payments may be significant to the financial firms.

A number of factors are considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or other funds sponsored by PIMCO together or a particular class of shares, during a specified period of time. PIMCO also makes payments to one or more financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the Funds and the quality of the financial firm's relationship with PIMCO and/or its affiliates.

The additional payments described above are made from PIMCO's (or its affiliates') own assets (and sometimes, therefore referred to as "revenue sharing") pursuant to agreements with financial firms and do not change the price paid by investors for the purchase of a Fund's shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds or other PIMCO-sponsored funds. With respect to Class A and Class C shares (and, Class R shares, to the extent a financial firm has a written agreement to receive revenue sharing on Class R shares), except as described in the following paragraph, the level of payments made to a financial firm will vary and generally will not exceed in any billing period the sum of: (a) 0.10% of gross sales of Class A and Class C shares (Class R shares, if applicable) of the Trust and PIMCO Equity Series by such financial firm; and (b) an annual rate of 0.03% of the assets attributable to that financial firm invested in Class A and Class C shares (Class R shares, if applicable) of the funds of the Trust and funds of PIMCO Equity Series (as determined by the contractual arrangement between the parties) (the "10/3 cap"). In certain cases, the payments described in the preceding sentence are subject to minimum payment levels or vary based on the advisory fee or total expense ratio of the relevant Fund(s). In lieu of payments pursuant to the foregoing formula, PIMCO or its affiliates makes, in certain instances, payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formula.

Financial firms with a combined AUM in excess of $5 billion in Class A, Class C and I-2 shares of funds of the Trust and PIMCO Equity Series that have a written agreement with PIMCO to receive revenue sharing payments on the applicable share class (for purposes of this paragraph, "Eligible Firms") are eligible for marketing support payments beyond those described in the preceding paragraph on certain Eligible Assets (as defined below). The total payment in any billing period (as determined by the contractual arrangement between the parties) to any Eligible Firm with an agreement to receive revenue sharing payments on I-2 shares generally shall not exceed 0.05% of the combined Eligible Assets of Class A, Class C and I-2 shares of the funds of the Trust and PIMCO Equity Series. Should any Eligible Firm not collect marketing support on I-2 shares, the total payment to such Eligible Firm generally shall not exceed the greater of: (a) 0.05% of Eligible Assets of Class A and Class C shares of funds of the Trust and funds of PIMCO Equity Series; or (b) the 10/3 cap with respect to Class A and Class C shares only. With respect to the Eligible Firms receiving marketing support payments with respect to I-2 shares pursuant to this paragraph, payments may be lower for particular funds of the Trust or funds of PIMCO Equity Series as compared to other funds of the Trust or funds of PIMCO Equity Series. "Eligible Assets" for purposes of this paragraph are all assets of Class A, Class C and I-2 shares of funds of the Trust and funds of PIMCO Equity Series attributable to such Eligible Firm less any such assets attributable to the Eligible Firm that the Eligible Firm instructs PIMCO in writing to exclude. Although these payments are made from PIMCO's own assets, in some cases the levels of such payments may vary by Fund or share class in relation to advisory fees, total annual operating expenses or other payments made by the Fund or share class to PIMCO. These additional payments by PIMCO may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds.

Model Portfolios. Payments for revenue sharing, in certain circumstances, may also be made to financial firms in connection with the marketing and sale of model portfolios developed by PIMCO or servicing of accounts tracking such model portfolios. Such payments relate to assets under management, the advisory fee, the total expense ratio, or sales of any share class, of the Funds in such PIMCO-developed models. The cap rates set forth under "Revenue Sharing/Marketing Support" above do not apply to payments for the marketing and sale of model portfolios.

Ticket Charges. In addition to revenue sharing payments, PIMCO makes payments to financial firms in connection with certain transaction fees (also referred to as "ticket charges") incurred by the financial firms.

Event Support; Other Non-Cash Compensation; Charitable Contributions. In addition to the payments described above, PIMCO pays and/or reimburses, at its own expense, financial firms' sponsorship and/or attendance at conferences, seminars or informational meetings ("event

38	PROSPECTUS | PIMCO FUNDS

Prospectus

support"), provides financial firms or their personnel with occasional tickets to events or other entertainment, meals and small gifts or pays or provides reimbursement for reasonable travel and lodging expenses for attendees of PIMCO educational events ("other non-cash compensation"), and makes charitable contributions to valid charitable organizations at the request of financial firms ("charitable contributions") to the extent permitted by applicable law, rules and regulations.

Visits; Training; Education. In addition to the payments described above, wholesaler representatives and employees of PIMCO or its affiliates visit financial firms on a regular basis to educate financial advisors and other personnel about the Funds and to encourage the sale or recommendation of Fund shares to their clients. PIMCO may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a financial firm's financial advisors and other personnel.

Platform Support; Leads; Consultant Services. PIMCO also may make payments or reimbursements to financial firms or their affiliated companies, which may be used for their platform development, maintenance, improvement and/or the availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, eligibility for inclusion on sample fund line-ups, trading or order taking platforms and related infrastructure/technology and/or legal, risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, "platform support"), or for various studies, surveys, industry data, research and information about, and contact information for, particular financial advisors who have sold, or may in the future sell, shares of the Funds or other PIMCO-advised funds (i.e., "leads"). Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Funds with such financial firms' affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Funds or in other products sponsored or distributed by PIMCO or its affiliates. In addition, PIMCO may pay investment consultants or their affiliated companies for certain services including technology, operations, tax, or audit consulting services and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms (collectively, "consultant services").

Payments. Payments for items including event support, platform support, leads and consultant services (but not including certain account services), as well as revenue sharing, are, in certain circumstances, bundled and allocated among these categories in PIMCO's discretion. Portions of such bundled payments allocated by PIMCO to revenue sharing shall remain subject to the percentage limitations on revenue sharing payments disclosed above. The financial firms receiving such bundled payments may characterize or allocate the payments differently from PIMCO's internal allocation.

If investment advisers, distributors or affiliated persons of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial advisors may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial advisors also may have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Fund shares through a financial firm should consult with the shareholder's financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial advisor.

Although the Funds may use financial firms that sell Fund shares to effect transactions for the Funds' portfolios, the Funds and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by PIMCO to financial firms, please see the SAI.

Purchases, Redemptions and Exchanges

The following section provides basic information about how to purchase, redeem and exchange shares of the Funds.

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the SAI, which can be obtained free of charge by written request to the Funds at P.O. Box 219294, Kansas City, MO 64121-9294, visiting pimco.com or by calling 888.87.PIMCO. The SAI provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

■

Automated telephone and wire transfer procedures

■

Automatic purchase, exchange and withdrawal programs

■

A link from your PIMCO Fund account to your bank account

■

Special arrangements for tax-qualified retirement plans

■

Investment programs which allow you to reduce or eliminate the initial sales charges

■

Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

In addition to the other methods and notwithstanding any limitations described herein, shareholders with eligible Fund direct accounts may purchase Class A and Class C shares, and redeem (sell) and exchange Class A and Class C shares, by accessing their accounts online at pimco.com/MyAccountAccess.  Shareholders with eligible Fund direct accounts in the Institutional class may purchase, redeem (sell) and exchange shares by accessing their accounts online at pimco.com/InstitutionalAccountAccess. Accordingly, an investor must first establish a Fund direct account by completing and mailing the appropriate account application. Online redemptions are not available for all Fund direct accounts because in certain cases, a signature guarantee may be required.

If a shareholder elects to use Account Access to effect transactions for their Fund direct account, the shareholder will be required to establish and use a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. A Fund will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during drastic economic or market changes or during other times when communications may be under unusual stress.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	39

PIMCO Funds

Please see the Funds' SAI for additional terms, conditions and considerations.

If a shareholder elects not to use Account Access to view their account or effect transactions, the shareholder should not establish online account access.  If online account access has already been established and the client no longer wants the account accessible online, the client can call 888.87.PIMCO and request to suspend online access.

The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The Trust or the Distributor may lower or waive the minimum initial or subsequent investment for certain categories of investors at their discretion. Please see the SAI for details.

Purchasing Shares — Class A and Class C

You can purchase Class A or Class C shares of the Funds in the following ways:

■

Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm.

■

Through the Distributor. You should discuss your investment with your financial advisor before you make a purchase to be sure the Fund is appropriate for you. To make direct investments, your broker-dealer or other financial firm must open an account with the Trust and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

■

Investment Minimums — Class A and Class C Shares. The following investment minimums apply for purchases of Class A and Class C shares.

Purchasing Shares — Class R

Eligible plan investors may purchase Class R shares of the Funds at the relevant NAV of that class without a sales charge. See "No Sales Charges — Class R Shares" above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial firm or the Distributor. Specified benefit plans and financial firms may charge for such services.

Specified benefit plans may also purchase Class R shares directly through the Distributor. To make direct investments, a plan administrator must open an account with the Fund and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

■

Investment Minimums — Class R Shares. There is no minimum initial or additional investment in Class R shares.

To invest directly by mail, specified benefit plans should send a check payable to the PIMCO Family of Funds, along with a completed Account Application to the Trust by mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight courier to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.

The Funds accept all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to the PIMCO Family of Funds and should clearly indicate the relevant account number. Please call the Funds at 888.87.PIMCO if you have any questions regarding purchases by mail.

The Funds reserve the right to require payment by wire, Automatic Clearing House (ACH) or U.S. bank check. The Funds generally do not accept payments made by cash, money order, temporary/starter checks, third-party checks, credit card checks, traveler's check, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The SAI describes a number of additional ways you can make direct investments, including through the PIMCO Funds Automatic Investment Plan and ACH Network. You can obtain the SAI free of charge from the Funds by written request to the address above, visiting pimco.com or by calling 888.87.PIMCO.

Purchasing Shares — Institutional Class, Class M, I-2, I-3 and Administrative Class

Eligible investors may purchase Institutional Class, Class M, I-2 and Administrative Class shares of the Funds at the relevant NAV of that class without a sales charge. See "No Sales Charges — Institutional Class, Class M, I-2 and Administrative Class Shares" above.

■

Investment Minimums — Institutional Class, Class M, I-2 and Administrative Class Shares. The following investment minimums apply for purchases of Institutional Class, Class M, I-2 and Administrative Class shares.

■

Initial Investment. Investors who wish to invest in Institutional Class and Administrative Class shares may obtain an Account Application online at pimco.com or by calling 888.87.PIMCO. I-2 shares are only available through financial firms. See "No Sales Charges — Institutional Class, Class M, I-2 and Administrative Class Shares." The completed Account Application may be submitted using the following methods:

Facsimile: 816.421.2861

40	PROSPECTUS | PIMCO FUNDS

Prospectus

Regular Mail:
    PIMCO Funds
    P.O. Box 219024
    Kansas City, MO 64121-9024

Overnight Mail:
     PIMCO Funds
     c/o DST Asset Manager Solutions, Inc.
     430 W. 7th Street STE 219024
     Kansas City, MO 64105-1407

E-mail: piprocess@dstsystems.com

Except as described below, an investor may purchase Institutional Class, Class M and Administrative Class shares only by wiring federal funds to:

PIMCO Funds c/o State Street Bank & Trust Co.
One Lincoln Street, Boston, MA 02111
ABA: 011000028
DDA: 9905-7432
ACCT: Investor PIMCO Account Number
FFC: Name of Investor and Name of Fund(s) in which you wish to invest

Before wiring federal funds, the investor must provide order instructions to the Transfer Agent by facsimile at 816.421.2861, by telephone at 888.87.PIMCO or by e-mail at piprocess@dstsystems.com  (if an investor elected this option at account opening or subsequently in writing). In order to receive the current day's NAV, order instructions must be received in good order prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) ("NYSE Close"). Instructions must include the name and signature of an authorized person designated on the Account Application ("Authorized Person"), account name, account number, name of Fund and share class and amount being wired. Failure to send the accompanying wire on the same day may result in the cancellation of the order. A wire received without order instructions generally will not be processed and may result in a return of wire; however, PIMCO may determine in its sole discretion to process the order based upon the information contained in the wire.

An investor may place a purchase order for shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by PIMCO or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with the Trust on behalf of its customers.

■

Additional Investments. An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by sending a facsimile or e-mail or by calling the Transfer Agent and wiring federal funds as outlined above. Eligible Institutional Class shareholders may also purchase additional shares online at pimco.com/InstitutionalAccountAccess. Contact your financial firm for information on purchasing additional Class M and I-2 shares.

■

Other Purchase Information. Purchases of a Fund's Institutional Class, Class M, I-2 and Administrative Class shares will be made in full and fractional shares.

Purchasing Shares — Additional Information

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

In the interest of economy and convenience, certificates for shares will not be issued.

Redeeming Shares — Class A and Class C

You can redeem (sell) Class A or Class C shares of the Funds in the following ways:

■

Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

■

Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Class A and Class C shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person. The Fund reserves the right to accept redemptions of $10 million or more via telephone for the PIMCO Government Money Market Fund.

■

Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request, you must send the following items to the PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294:

i.

a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

ii.

for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Validation" below;

iii.

any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

iv.

any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	41

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organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 888.87.PIMCO before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request if they are held in "street name" accounts—you must redeem through your financial firm.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Validation" below.

The SAI describes a number of additional ways you can redeem your shares, including:

■

Telephone requests to the Transfer Agent

■

Online Account Access

■

Expedited wire transfers

■

Automatic Withdrawal Plan

■

Automated Clearing House (ACH) Network

Unless you specifically elect otherwise, your initial Account Application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and ACH privileges, you must specifically elect the particular option on your Account Application and satisfy certain other requirements. The SAI describes each of these options and provides additional information about selling shares.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial firm, that firm may charge you a commission or other fee for processing your redemption request.

Redeeming Shares — Class R

Class R shares may be redeemed through the investor's plan administrator. Investors do not pay any fees or other charges to the Trust when selling shares, although specified benefit plans and financial firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Trust's Transfer Agent or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial firms will be responsible for furnishing all necessary documentation to the Trust's Transfer Agent and may charge for their services.

Redeeming Shares — Institutional Class, Class M and Administrative Class

■

Redemptions in Writing. Investors may redeem (sell) Institutional Class and Administrative Class shares by sending a facsimile, written request or e-mail as follows:

Facsimile: 816.421.2861

Regular Mail:
     PIMCO Funds
     P.O. Box 219024
     Kansas City, MO 64121-9024

Overnight Mail:
     PIMCO Funds
     c/o DST Asset Manager Solutions, Inc.
     430 W. 7th Street, STE 219024
     Kansas City, MO 64105-1407

E-mail: piprocess@dstsystems.com

The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed or made by an Authorized Person. Contact your financial firm for information on redeeming Class M shares.

Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions as a procedure designed to confirm that instructions are genuine.

All redemptions, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares — Additional Information."

■

Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Institutional Class and Administrative Class shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person. The Fund reserves the right to accept redemptions of $10 million or more via telephone for the PIMCO Government Money Market Fund.

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing him or herself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust

42	PROSPECTUS | PIMCO FUNDS

Prospectus

nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that shareholders will be unable to redeem their shares by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares — Additional Information."

An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a letter of instruction signed by an Authorized Signer. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Redemptions Online

An investor may redeem Institutional Class shares through their account online. To access your online account, please log onto pimco.com/InstitutionalAccountAccess and enter your account information and personal identification data.

Redeeming Shares — I-2 and I-3

An investor may redeem (sell) I-2 or I-3 shares through the investor's financial firm.  Investors do not pay any fees or other charges to the Trust when selling I-2 or I-3 shares.  Please contact the financial firm for details.

A financial firm is obligated to transmit an investor's redemption orders to the Transfer Agent promptly and is responsible for ensuring that a redemption request is in proper form. The financial firm will be responsible for furnishing all necessary documentation to the Transfer Agent and may charge for its services.

Redeeming Shares — Additional Information

Redemptions of all Classes of Fund shares may be made on any day the New York Stock Exchange ("NYSE") is open, but may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

In addition, a temporary hold may be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term "Specified Adult" refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Following the receipt of a redemption request, redemption proceeds will normally be mailed to the redeeming shareholder within three calendar days or, in the case of wire transfer or ACH redemptions, will normally be sent to the designated bank account within one business day (except for the PIMCO Government Money Market Fund). Institutional Class shareholders may only receive redemption proceeds via wire transfer or ACH redemptions. ACH redemptions may be received by the bank on the second or third business day following a redemption request, but in either case may take up to seven days. In cases where shares have recently been purchased by personal check (Class A, Class C or Class R shareholders only), redemption proceeds may be withheld until the check has been collected, which may take up to 10 calendar days. To avoid such withholding, investors in Class A, Class C or Class R shares should purchase shares by certified or bank check or by wire transfer.

With respect to redemptions by wire from the PIMCO Government Money Market Fund, subject to the restrictions on order effectiveness set forth below in the section titled "Accepting and Timing of Purchase Orders, Redemption Orders and Share Price Calculations," redemption proceeds will normally be wired to the redeeming shareholder on the same business day that the redemption request is received, if the redemption order is accepted by the Fund or its designee prior to the NYSE Close on a day the Fund is open for business. In such case, redemption proceeds will normally be paid by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m., Eastern time).

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of Authorized Persons designated on the completed Account Application that are required to effect a redemption, and accompanied by a signature validation, as determined in accordance with the Trust's procedures, as more fully described below.

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Retirement plan sponsors, participant recordkeeping organizations and other financial firms may also impose their own restrictions, limitations or fees in connection with transactions in the Funds' shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees that are imposed in connection with transactions in Fund shares.

Although the Board of Trustees has not elected to subject the PIMCO Government Money Market Fund to a "liquidity fee" and/or "redemption gate" that would temporarily restrict redemptions from the Fund, it reserves the right to do so in the future after providing at least sixty days' prior notice to shareholders. For additional information on liquidity fees and redemption gates, please see "Investment Objectives and Policies—Government Intervention in Financial Markets" in the SAI.

In order to meet redemption requests, the Funds typically expect to use a combination of sales of portfolio assets, holdings of cash and cash equivalents (including cash flows into Funds) and financing transactions (such as reverse repurchase agreements).These methods of meeting redemption requests are expected to be used regularly. The Funds reserve the right to use other types of borrowings and interfund lending.The use of borrowings (such as a line of credit) and interfund lending in order to meet redemption requests is typically expected to be used only during stressed market conditions, if at all. See "Characteristics and Risks of Securities and Investment Techniques—Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings" and the SAI for more information. The Funds' use of redemptions in kind is discussed below.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash, which may be in the form of a pro-rata slice of the Fund's portfolio (potentially with certain exclusions and modifications), individual securities or a representative basket of securities, in each case, subject to the Trust's in-kind redemption procedures and related regulatory guidance. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature Validation" below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Validation

When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. When a Medallion signature guarantee or SVP stamp is required, signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program or providing SVP stamps may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact the Transfer Agent for additional details regarding the Funds' signature validation requirements. In addition, PIMCO or the Transfer Agent may reject a Medallion signature guarantee or SVP stamp.

In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application to effect transactions for the organization.

Minimum Account Size

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.

■

Class A and Class C. Investors should maintain an account balance in the Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor's balance for the Fund remains below the minimum for three months or longer, the Trust reserves the right (except in the case of employer-sponsored retirement accounts) to redeem an investor's remaining shares and close the Fund account. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator's policies applies. An investor will receive advance notice of the Trust's intention to redeem the investor's shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

■

Institutional Class, Class M and Administrative Class. If, at any time, an investor's shares in an account do not have a value of at least $100,000 due to redemption by the investor, the Trust reserves the right to redeem an investor's remaining shares and close the Fund account. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator's policies applies. An investor will receive advance notice of the Trust's intention to redeem the investor's shares and close the Fund account and will

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be given at least 60 days to bring the value of its account up to the required minimum.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds' prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by the Trust. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

Exchanging Shares

You may exchange shares of a Fund for the same class of shares of any other fund of the Trust or a fund of PIMCO Equity Series that offers the same class of shares, subject to any restriction on exchanges set forth in the applicable Fund's prospectus. You may also exchange Class M shares of a Fund for Institutional Class shares of any other fund of the Trust or a fund of PIMCO Equity Series, subject to any restriction on exchanges set forth in the applicable Fund's prospectus. Requests to exchange shares of the PIMCO Government Money Market Fund for shares of other funds of the Trust, PIMCO Equity Series received after 4:00 p.m., Eastern time (or an earlier time if the Fund closes early), will be effected at the next day's NAV for those funds. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.

Exchanges of Class A and Class C shares are subject to an initial $1,000 minimum (and subsequent $50 minimum) for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Automatic Exchange Plan. Specified benefit plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges of Class R shares.

An exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this prospectus and "Taxation" in the SAI.

Eligible investors who maintain their account directly with the Funds may submit a request to exchange Fund shares by accessing their account online.  Eligible direct investors in Class A and Class C shares may access their online account via pimco.com/MyAccountAccess.  Eligible direct investors in Institutional shares may access their online account via pimco.com/InstitutionalAccountAccess.

If you maintain your Class A, Class C or Class R account with the Trust, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or by calling the Funds at 888.87.PIMCO. Exchanges of an amount of $10 million or more must be submitted in writing by an Authorized Person. The Fund reserves the right to accept exchanges from the PIMCO Government Money Market Fund of $10 million or more via telephone. If you maintain your Institutional Class, Class M or Administrative Class shares with the Trust, you may exchange shares by following the redemption procedures for those classes above. If you maintain Class A, Class C, Class R, Institutional Class, Class M, I-2, I-3 or Administrative Class shares through an intermediary, please contact the intermediary to conduct your transactions.

Shares of one class of a Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge and other rules, as described in the SAI. If I-2 or I-3 shares are exchanged for Class A shares, a Class A sales charge will not apply.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, Class C and Class R shares.

The SAI provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the SAI free of charge from the Funds by written request to the address above, by visiting pimco.com or by calling 888.87.PIMCO.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations

Except for the PIMCO Government Money Market Fund, a purchase order received by the Trust or its designee prior to the NYSE Close, on a day the Trust is open for business, together with payment made in one of the ways described above will be effected at that day's NAV plus any applicable sales charge. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Trust is "open for business" on each day the NYSE is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate a Fund's NAV, in accordance with applicable law. A Fund reserves the right to close if the primary trading markets of the Fund's portfolio instruments are closed and the Fund's management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close trading early, each Fund may close trading early. Purchase orders will be accepted only on days which the Trust is open for business.

With respect to the PIMCO Government Money Market Fund, a purchase order received by the Fund or its designee prior to 5:30 p.m., Eastern time (or an earlier time if the Fund closes early), on a day the Fund is open for

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business, together with payment made in one of the ways described above, will be effected at that day's NAV plus any applicable sales charge. An order received after 5:30 p.m., Eastern time (or an earlier time if the Fund closes early), will be effected at the NAV determined on the next day that the Fund is open for business. However, orders received by certain retirement plans and other financial firms on a business day prior to 5:30 p.m., Eastern time (or an earlier time if the Fund closes early), and communicated to the Fund or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Fund is "open for business" on each day the NYSE is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate the Fund's NAV, in accordance with applicable law. The Fund reserves the right to close if the primary trading markets of the Fund's portfolio instruments are closed and the Fund's management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the SIFMA recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders will be accepted only on days which the Trust is open for business.

Except for the PIMCO Government Money Market Fund, a redemption order received by the Trust or its designee prior to the NYSE Close on a day the Trust is open for business, is effective on that day (unless a specific subsequent trade date is provided). A redemption order received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee, minus any applicable sales charge. However, orders received by certain broker-dealers and other financial firms on a business day prior to the NYSE Close and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected on the business day the order was received by the financial firm. The request must properly identify all relevant information such as trade date, account name, account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.

With respect to the PIMCO Government Money Market Fund, a redemption request received by the Fund or its designee prior to 5:30 p.m., Eastern time (or an earlier time if the Fund closes early), on a day the Fund is open for business, is effective on that day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Fund or its designee. However, orders received by certain broker-dealers and other financial firms on a business day prior to 5:30 p.m., Eastern time (or an earlier time if the Fund closes early), and communicated to the Fund or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.

The Trust and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund shares, including with respect to one or more share classes of a Fund. The Trust or the Distributor may reject an order for purchase of Fund shares for any reason or no reason. The sale of shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect the Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as "market timing." However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds' investment strategies may expose the Funds to risks associated with market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds' non-U.S. portfolio securities and the determination of the Funds' NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

Except with respect to the Funds identified below, to discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a

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Fund and its shareholders ("Market Timing Policy"). Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending on various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund's investments, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. PIMCO Government Money Market, PIMCO Short Asset Investment and PIMCO Short-Term Funds are not subject to the Market Timing Policy because they generally invest in more liquid, short-duration fixed income securities and PIMCO anticipates that shareholders may purchase and sell shares of those Funds frequently.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of a mutual fund's portfolio holdings and the time when that change is reflected in the NAV of the fund's shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of a Fund's portfolio securities. See "How Fund Shares Are Priced" below for more information.

Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any such restrictions, if any, will vary according to the particular circumstances. The Trust does not monitor the PIMCO Funds of Funds (as defined below) for purposes of detecting frequent or short-term trading practices with respect to shares of the Funds.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Fund.

Verification of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account:

1.

Name;

2.

Date of birth (for individuals);

3.

Residential or business street address; and

4.

Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

How Fund Shares Are Priced

The price of a Fund's shares is based on the Fund's NAV. The NAV of a Fund, or each of its share classes, as applicable, shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class.

On each day that the NYSE is open, Fund shares, except for PIMCO Government Money Market Fund, are ordinarily valued as of the NYSE Close. PIMCO Government Money Market Fund shares are valued as of 5:30 p.m., Eastern time, (or an earlier time if the Fund closes earlier) on each day the NYSE is open for trading. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

Except for the PIMCO Government Money Market Fund for purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds' approved pricing services, quotation reporting systems and other third-party sources (together, "Pricing Services"). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic

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and foreign (non-U.S.) fixed income securities, non-exchange-traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies (other than exchange-traded funds), a Fund's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument ("zero trigger") between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund's portfolio investments being affected when you are unable to buy or sell shares.

The PIMCO Government Money Market Fund's securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services' prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or

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persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Funds' use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Abusive Trading Practices."

Under certain circumstances, the per share NAV of a class of the Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. Each Fund intends to declare income dividends daily and distribute them monthly to shareholders of record.

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Account Application, by phone, or by submitting a written request, signed by an Authorized Person, indicating the account name, account number, name of Fund and share class. A shareholder may elect to invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Funds which offers that class of shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.

Shares Purchased by Wire: Except for the PIMCO Government Money Market Fund, dividends will begin to accrue the business day following the day the order is effected or such later date as agreed with the Trust.

With respect to the PIMCO Government Money Market Fund, if a purchase order for shares is received prior to 4:00 p.m., Eastern time (or an earlier time if the Fund closes early), and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received at or after 4:00 p.m., Eastern time (or an earlier time if the Fund closes early), and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, dividends will begin to accrue the following business day. If shares are redeemed, dividends will stop accruing the day prior to the day the shares are settled.

Shares Purchased by Check or ACH: The order will be effected at the day's NAV, but dividends will not begin to accrue until the following business day.

If a purchase order is placed through a broker, dealer or other financial firms authorized to settle through the National Securities Clearing Corporation (the "NSCC"), the purchase order will begin accruing dividends the business day following the NSCC settlement date or as agreed upon and as allowed by applicable law.

A Class A, Class C or Class R shareholder may choose from the following distribution options:

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Reinvest all distributions in additional shares of the same class of the Fund at NAV. You should contact your financial firm (if shares are held through a financial firm) or the Fund's Transfer Agent (if shares are held through a direct account) for details. You do not pay any sales charges on shares received through the reinvestment of Fund distributions. This will be done unless you elect another option.

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Invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Equity Series which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

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Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). If the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

The financial service firm may offer additional distribution reinvestment programs or options. Please contact the firm for details.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in any Fund.

Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive.

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Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on taxable Fund distributions of taxable income or capital gains whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, taxable Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund taxable dividends (i.e., distributions of investment income) are generally taxable to shareholders as ordinary income. A portion of distributions may be qualified dividends taxable at lower rates for individual shareholders. However, in light of the investment strategies of the Funds, it is not anticipated that a significant portion of the dividends paid by the Funds will be eligible to be reported as qualified dividends. Federal taxes on Fund distributions of gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has

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owned the shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund's distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes. See "Returns of Capital" below.

Taxable Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

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Taxes on Redemption or Exchanges of Shares. You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

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Returns of Capital. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

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Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

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Important Tax Reporting Considerations. Your financial intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to automatic withdrawals made after January 1, 2012 or conducted via an automatic withdrawal plan. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

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Backup Withholding. Each Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

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Foreign Withholding Taxes. A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund's total return on those securities would be decreased. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes if more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of a Fund's total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, such Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

Foreign shareholders may be subject to U. S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Funds. Additionally, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult

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their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see "Taxation" in the SAI for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under "Fund Summaries" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies similar to a Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different portfolio management team or strategy, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Significant shareholder purchases and redemptions may adversely impact a Fund's portfolio management. For example, a Fund may be forced to sell a comparatively large portion of its portfolio to meet significant shareholder redemptions, or hold a comparatively large portion of its portfolio in cash due to significant shareholder purchases, in each case when the Fund otherwise would not seek to do so. Such shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase a Fund's transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause a Fund to perform differently than intended. Similarly, significant shareholder purchases may adversely affect a Fund's performance to the extent the Fund is delayed in investing new cash and, as a result, holds a proportionally larger cash position than under ordinary circumstances and such impact may be heightened in funds of funds. While such risks may apply to Funds of any size, such risks are heightened in Funds with fewer assets under management. In addition, new Funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.

More generally, a Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Such large shareholders include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Large shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions may also cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund's portfolio. Such transactions may also increase the Fund's transaction costs, decrease economies of scale, accelerate the realization of taxable income, or otherwise cause the Fund to perform differently than intended. While large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Fund.

Certain PIMCO Funds (the "PIMCO Funds of Funds") invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, which is defined to include the Funds. In some cases, the PIMCO Funds of Funds and certain funds managed by investment advisers affiliated with PIMCO ("Affiliated Funds of Funds") may be the predominant or sole shareholders of a particular Underlying PIMCO Fund, including a Fund. Investment decisions made with respect to the PIMCO Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds, including the Funds, with respect to the expenses and investment performance of the Underlying PIMCO Funds. For instance, large purchases or redemptions of shares of an Underlying PIMCO Fund by the PIMCO Funds of Funds and Affiliated Funds of Funds, whether as part of a reallocation or rebalancing strategy or otherwise, may result in the Underlying PIMCO Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund's transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. Additionally, as the PIMCO Funds of Funds and Affiliated Funds of Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, the Underlying PIMCO Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the Underlying PIMCO Funds investment flexibility.

Investment Selection

Certain Funds seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund's investments and capital appreciation, if any, arising from increases in the market value of a Fund's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund's assets committed to investment in securities with particular

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characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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bank capital and trust preferred securities;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Funds (other than the PIMCO Government Money Market Fund), to the extent permitted by the 1940 Act, or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Similarly, the price of a bond fund with an average duration of fifteen years would be expected to fall approximately 15% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Fund's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not

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backed by the full faith and credit of the U.S. Government. Under the direction of the Federal Housing Finance Agency, FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the "Single Security Initiative") that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Municipal Bonds

Municipal Bonds are generally issued by states, territories, possessions and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk, uncertainties related to the tax status of a Municipal Bond or the rights of investors invested in these securities. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade. The value of certain municipal securities, in particular general obligation debt, may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, changes in accounting standards and by the phasing out of federal programs providing financial support. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. The types of Municipal Bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Funds may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are Municipal Bonds.

Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

Certain Funds may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. A Fund's investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond a Fund's control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. A Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.

In December 2013, regulators finalized rules implementing Section 619 (the "Volcker Rule") and Section 941 (the "Risk Retention Rules") of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund ("covered fund"), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule's compliance date, which was July 21, 2017.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or

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extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. See "Extension Risk" and "Prepayment Risk" below. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

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Extension Risk. Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

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Prepayment Risk. Mortgage-related and other asset-backed securities are subject to Prepayment Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. Each Fund (except the PIMCO Government Money Market Fund) may invest up to 5% of its total assets in any combination of mortgage-related or other asset backed IO, PO, or inverse floater securities.

Each Fund (except the PIMCO Government Money Market Fund) may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Certain Funds may invest in other asset-backed securities that have been offered to investors.

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Privately Issued Mortgage-Related Securities: Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. Privately Issued Mortgage-Related Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

Loan Participations and Assignments

Each Fund (except the PIMCO Government Money Market Fund) may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable  or insufficient to satisfy a borrower's obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

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Reinvestment

Each Fund may be subject to the risk that the returns of a Fund will decline during periods of falling interest rates because the Fund may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates below the Fund's current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing the Fund to invest in lower-yielding securities. A Fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the Fund's portfolio manager believes the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by a Fund from its investments is likely to have an adverse effect on the Fund's NAV, yield and total return.

Focused Investment

To the extent that a Fund focuses its investments in a particular sector, the Fund may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, a Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. A Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.

Bank Capital Securities and Trust Preferred Securities

There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred securities, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Trust preferred securities have the characteristics of both subordinated debt and preferred securities. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield and distressed company securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities and debt securities of distressed companies may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Certain Funds may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). Each Fund (except the PIMCO Government Money Market Fund) may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund (except the PIMCO Government Money Market Fund) may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund (except the PIMCO Government Money Market Fund) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. Accordingly, except with respect to the PIMCO Government Money Market Fund, a Fund may also invest, without

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limitation, in residual interest bonds. Residual interest bonds are a type of inverse floater. See "Municipal Bonds".

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as "iSTRIPS"). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund (except the PIMCO Government Money Market Fund) may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

Each Fund (except the PIMCO Government Money Market Fund) may invest in convertible securities and equity securities, as well as securities related to equities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. Convertible securities are generally preferred securities and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-

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producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred and other senior securities generally entitle the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. In addition, preferred and other senior securities often have special redemption rights allowing issuers to redeem such securities at par earlier than scheduled. If these rights are exercised, the Fund may have to reinvest proceeds in less attractive securities.

Among other risks described in this Prospectus, the following issues are particularly associated with investments in preferred and other senior securities.

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Deferral and Omission of Distributions. Preferred and other senior securities may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for the Fund.

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Limited Voting Rights. Preferred and other senior securities generally do not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time.

In the future, preferred or other senior securities may be offered with features different from those described above, and as such, may entail different risks. Over longer periods of time, certain types of preferred or other senior securities may become more scarce or less liquid as a result of legislative changes. Such events may result in losses to the Fund as the prices of securities it holds may be negatively affected. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred or senior securities.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred security or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund (except the PIMCO Government Money Market Fund) may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred security or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund (except the PIMCO Government Money Market Fund) may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

Each Fund (except the PIMCO Government Money Market and PIMCO Low Duration II Funds) may invest in securities and instruments that are economically tied to foreign (non- U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign (non-U.S.) government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. A Fund's investments in foreign (non-U.S.) securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. company's securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the "country of exposure" of such instrument is a non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certficates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the "country of exposure" of such money market instrument is a non-U.S. country). A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or

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instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer.

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. Each Fund that may invest in foreign (non-U.S.) securities may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. The PIMCO Short Asset Investment Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The PIMCO Short-Term Fund may invest up to 5% of its total assets in such securities and instruments. PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located in an emerging market country; or the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument's "country of exposure" is an emerging market country. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative

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effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies

Direct investments in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

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Foreign Currency Transactions. Funds that invest in securities denominated in foreign (non-U.S.) currencies may engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund's ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.

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Redenomination. Continuing uncertainty as to the status of the euro and the European Monetary Union (the "EMU") has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets and on the values of a Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to currency risk, liquidity risk and risk of improper valuation to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

There can be no assurance that if a Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw a Fund's investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

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Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to ⅓ of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund's total assets. In addition, a Fund may borrow from certain other PIMCO funds in inter-fund lending transactions to the extent permitted by an exemptive order from the SEC.

Derivatives

Each Fund (except the PIMCO Government Money Market Fund) may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Each Fund (except the PIMCO Government Money Market Fund) may invest some or all of its assets in derivative instruments, subject to the Fund's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the SAI.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund's exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund's investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

CPI Swap. A CPI swap is a fixed maturity, over-the-counter derivative transaction in which the investor receives the "realized" rate of inflation as measured by the Consumer Price Index for All Urban Consumers ("CPI") over the life of the swap. The investor in turn pays a fixed annualized rate over the life of the swap. This fixed rate is often referred to as the "breakeven inflation" rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are typically in "bullet" format, where all cash flows are exchanged at maturity. In addition to counterparty risk, CPI swaps are also subject to inflation risk, where the swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of many derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, a short position in a credit default swap could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still

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developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund's derivative transactions, or impede the employment of the Fund's derivatives strategies, or adversely affect the Fund's performance.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange-traded fund would not correlate perfectly with the index upon which the exchange-traded fund is based because the fund's return is net of fees and expenses. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, many of the Funds offered in this prospectus seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a Fund, or derivatives or other strategies used by a Fund, from achieving a desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/ bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the NAV of Fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests; (iv) a Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

Exchange-Traded Notes (ETNs)

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash

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amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund (except the PIMCO Government Money Market Fund) may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund (except the PIMCO Government Money Market Fund) may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or "earmarked" to cover these positions. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security's price appreciates in value such that the security's price is above the agreed-upon price on the settlement date.

Investment in Other Investment Companies

Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. A Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers. Although the PIMCO Government Money Market Fund has adopted a policy to invest 100% of its total assets in cash, U.S. Government Securities, and repurchase agreements secured by U.S. Government Securities or cash, this policy does not preclude the Fund from investing in other "government money market funds," which are money market funds that invest at least 99.5% of their total assets in cash, U.S. Government Securities, and/or repurchase agreements that are collateralized fully.

Each Fund (except the PIMCO Government Money Market Fund) may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, and certain other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Small-Cap and Mid-Cap Companies

Certain Funds may invest in equity securities of small-capitalization and mid-capitalization companies. The Funds consider a small-cap company to be a company with a market capitalization of up to $1.5 billion and a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion. Investments in small-cap and mid-cap companies involve greater risk than investments in large-capitalization companies. Small-and mid-cap companies may not have an established financial history, which can present valuation challenges. The equity securities of small- and mid-cap companies may be subject to increased market fluctuations, due to less liquid markets and more limited managerial and financial resources. A Fund's

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investment in small- and mid-cap companies may increase the volatility of the Fund's portfolio.

Short Sales

A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. When making a short sale (other than a "short sale against the box"), a Fund must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.  A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Responsible Investment

As the investment adviser to the PIMCO Low Duration ESG Fund, PIMCO may engage proactively with issuers to encourage them to improve their business practices with respect to the environment, social responsibility, and corporate governance ("ESG practices"). In determining the efficacy of an issuer's ESG practices, PIMCO will use its own proprietary assessments of critical ESG issues and may also reference standards as set forth by recognized global organizations such as the United Nations. PIMCO's activities in this respect may include, but are not limited to, direct dialogue with company management, such as through in-person meetings, phone calls, electronic communications, and letters. Through these engagement activities, PIMCO seeks to identify opportunities for a company to improve its ESG practices, and works collaboratively with company management to establish concrete objectives and to develop a plan for meeting these objectives. The Fund may invest in securities of issuers whose ESG practices are currently suboptimal, with the expectation that these practices may improve over time either as a result of PIMCO's engagement efforts or through the company's own initiatives. There can be no assurance that these engagement efforts will be successful. PIMCO may exclude from the Fund issuers that are not receptive to its engagement efforts. In addition, because the Fund invests primarily in Fixed Income Instruments, the Fund does not generally have standing to engage companies in all the ways that an investor in a company's equity securities does.

Illiquid Investments

Each Fund may invest up to 15% of its net assets (5% of total assets in the case of the PIMCO Government Money Market Fund) (taken at the time of investment) in illiquid investments that are assets. Certain illiquid investments may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid investments, and transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. The term "illiquid investments" for this purpose means investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid (i.e., classified by the Fund in a liquidity category other than "illiquid" pursuant to the Fund's liquidity risk management procedures), although they may be relatively less liquid than registered securities traded on established secondary markets. Additional discussion of illiquid investments and related regulatory limits and requirements is available under "Investment Objectives and Policies" in the SAI.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Fund bears the risk of such investments.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, a Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of a Fund's portfolio) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. Please see a Fund's "Fund Summary—Portfolio Turnover" or the "Financial Highlights" in this prospectus for the portfolio turnover rates of the Funds that were operational during the last fiscal year.

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Temporary Defensive Positions

For temporary defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

From time to time, as the prevailing market and interest rate environment warrants, and at the discretion of its portfolio manager, some portion of the PIMCO Government Money Market Fund's total net assets may be uninvested. Such a strategy may be deemed advisable during periods where the interest rate on newly-issued U.S. Treasury securities is extremely low, or where no interest rate is paid at all. In such cases, Fund assets will be held in cash in the Fund's custody account. Cash assets are generally not income-generating and would impact a Fund's performance.

Changes in Investment Objectives and Policies

The investment objective of the PIMCO Short Asset Investment Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. The PIMCO Government Money Market Fund has adopted a non-fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term "assets" means net assets plus the amount of any borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines, in its sole discretion, that the security is of comparable quality to a rated security that the Fund may purchase. In making ratings determinations, PIMCO may take into account different factors than those taken into account by rating agencies, and PIMCO's rating of a security may differ from the rating that a rating agency may have given the same security. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

Cyber Security

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund's digital information systems (e.g., through "hacking" or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Fund's third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund's investment to lose value.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund's ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security

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systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

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Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class, Class M, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or a class commenced operations. Certain information reflects financial results for a single Fund share. Because I-3 shares of the PIMCO Low Duration ESG Fund Fund had not commenced operations during the periods shown, the financial performance information is not provided for the share class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is available free of charge by calling the Trust at the phone number on the back of this prospectus. The annual report is also available for download free of charge on the Trust's Web site at pimco.com. Note: All footnotes to the financial highlights table appear at the end of the tables.

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
PIMCO Government Money Market Fund
Institutional Class
03/31/2019	$1.00	$0.02	$0.00	$0.02	$(0.02)	$0.00	$0.00	$(0.02)	$1.00	2.03%	$411,895	0.18%	0.18%	0.18%	0.18%	2.07%	N/A
03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)	1.00	1.03	225,369	0.18	0.18	0.18	0.18	1.06	N/A
05/13/2016 - 03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1.00	0.31	131,503	0.19 *	0.19 *	0.19 *	0.19 *	0.38 *	N/A
Class M
03/31/2019	$1.00	$0.02	$0.00	$0.02	$(0.02)	$0.00	$0.00	$(0.02)	$1.00	2.03%	$332,849	0.18%	0.18%	0.18%	0.18%	2.02%	N/A
03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)	1.00	1.02	405,380	0.18	0.18	0.18	0.18	0.96	N/A
03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1.00	0.34	546,517	0.19	0.19	0.19	0.19	0.32	N/A
03/31/2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	0.00	(0.00)	1.00	0.12	349,528	0.16	0.18	0.16	0.18	0.05	N/A
03/31/2015	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)	1.00	0.02	574,154	0.10	0.18	0.10	0.18	0.00	N/A
I-2
03/31/2019	$1.00	$0.02	$0.00	$0.02	$(0.02)	$0.00	$0.00	$(0.02)	$1.00	1.93%	$16,007	0.28%	0.28%	0.28%	0.28%	2.04%	N/A
03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)	1.00	0.92	12,444	0.28	0.28	0.28	0.28	0.95	N/A
03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1.00	0.24	2,885	0.29	0.29	0.29	0.29	0.24	N/A
03/31/2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	0.00	0.00	1.00	0.08	1,040	0.19	0.28	0.19	0.28	0.04	N/A
03/31/2015	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)	1.00	0.02	1,138	0.09	0.28	0.09	0.28	0.01	N/A
Administrative Class
03/31/2019	$1.00	$0.02	$0.00	$0.02	$(0.02)	$0.00	$0.00	$(0.02)	$1.00	2.03%	$63,929	0.18%	0.18%	0.18%	0.18%	1.96%	N/A
03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)	1.00	1.03	104,669	0.18	0.18	0.18	0.18	1.02	N/A
05/13/2016 - 03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1.00	0.31	85,639	0.19 *	0.19 *	0.19 *	0.19 *	0.39 *	N/A
Class A
03/31/2019	$1.00	$0.02	$0.00	$0.02	$(0.02)	$0.00	$0.00	$(0.02)	$1.00	1.88%	$454,398	0.33%	0.33%	0.33%	0.33%	1.96%	N/A
03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)	1.00	0.87	139,820	0.33	0.33	0.33	0.33	0.86	N/A
03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1.00	0.19	134,221	0.34	0.34	0.34	0.34	0.22	N/A
03/31/2016	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)	1.00	0.07	6,649	0.21	0.33	0.21	0.33	0.04	N/A
03/31/2015	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)	1.00	0.02	9,826	0.09	0.33	0.09	0.33	0.01	N/A
Class C
03/31/2019	$1.00	$0.02	$0.00	$0.02	$(0.02)	$0.00	$0.00	$(0.02)	$1.00	1.88%	$47,512	0.33%	0.33%	0.33%	0.33%	1.89%	N/A
03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)	1.00	0.87	35,277	0.33	0.33	0.33	0.33	0.85	N/A
03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1.00	0.19	57,969	0.34	0.34	0.34	0.34	0.22	N/A
03/31/2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	0.00	(0.00)	1.00	0.07	3,531	0.22	0.33	0.22	0.33	0.05	N/A
03/31/2015	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)	1.00	0.02	3,393	0.09	0.33	0.09	0.33	0.01	N/A
PIMCO Low Duration Fund
Institutional Class
03/31/2019	$9.80	$0.26	$(0.04)	$0.22	$(0.26)	$0.00	$0.00	$(0.26)	$9.76	2.24%	$5,438,980	0.71%	0.71%	0.46%	0.46%	2.72%	573%
03/31/2018	9.85	0.17	(0.06)	0.11	(0.13)	0.00	(0.03)	(0.16)	9.80	1.11	6,141,399	0.46	0.46	0.46	0.46	1.70	558
03/31/2017	9.87	0.21	(0.02)	0.19	(0.17)	0.00	(0.04)	(0.21)	9.85	1.93	6,206,986	0.53	0.53	0.46	0.46	2.14	415
03/31/2016	10.09	0.20	(0.17)	0.03	(0.21)	0.00	(0.04)	(0.25)	9.87	0.31	6,579,406	0.51	0.51	0.46	0.46	2.03	186
03/31/2015	10.34	0.14	(0.02)	0.12	(0.37)	0.00	0.00	(0.37)	10.09	1.22	8,159,144	0.46	0.46	0.46	0.46	1.37	110
I-2
03/31/2019	$9.80	$0.26	$(0.05)	$0.21	$(0.25)	$0.00	$0.00	$(0.25)	$9.76	2.13%	$932,258	0.81%	0.81%	0.56%	0.56%	2.69%	573%
03/31/2018	9.85	0.16	(0.06)	0.10	(0.12)	0.00	(0.03)	(0.15)	9.80	1.01	638,153	0.56	0.56	0.56	0.56	1.60	558
03/31/2017	9.87	0.20	(0.02)	0.18	(0.16)	0.00	(0.04)	(0.20)	9.85	1.83	690,627	0.63	0.63	0.56	0.56	2.05	415
03/31/2016	10.09	0.19	(0.17)	0.02	(0.20)	0.00	(0.04)	(0.24)	9.87	0.21	848,525	0.61	0.61	0.56	0.56	1.95	186
03/31/2015	10.34	0.13	(0.02)	0.11	(0.36)	0.00	0.00	(0.36)	10.09	1.12	1,149,185	0.56	0.56	0.56	0.56	1.27	110
I-3
04/27/2018 - 03/31/2019	$9.76	$0.29	$(0.06)	$0.23	$(0.23)	$0.00	$0.00	$(0.23)	$9.76	2.36%	$7,060	0.86%*	0.91%*	0.61%*	0.66%*	3.19%*	573%

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	66-67

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
Administrative Class
03/31/2019	$9.80	$0.24	$(0.05)	$0.19	$(0.23)	$0.00	$0.00	$(0.23)	$9.76	1.98%	$74,637	0.96%	0.96%	0.71%	0.71%	2.45%	573%
03/31/2018	9.85	0.14	(0.06)	0.08	(0.10)	0.00	(0.03)	(0.13)	9.80	0.86	96,887	0.71	0.71	0.71	0.71	1.45	558
03/31/2017	9.87	0.19	(0.03)	0.16	(0.14)	0.00	(0.04)	(0.18)	9.85	1.67	122,997	0.78	0.78	0.71	0.71	1.90	415
03/31/2016	10.09	0.18	(0.18)	0.00	(0.18)	0.00	(0.04)	(0.22)	9.87	0.06	179,319	0.76	0.76	0.71	0.71	1.81	186
03/31/2015	10.34	0.12	(0.02)	0.10	(0.35)	0.00	0.00	(0.35)	10.09	0.97	302,533	0.71	0.71	0.71	0.71	1.12	110
Class A
03/31/2019	$9.80	$0.23	$(0.04)	$0.19	$(0.23)	$0.00	$0.00	$(0.23)	$9.76	1.94%	$1,001,235	1.00%	1.00%	0.75%	0.75%	2.41%	573%
03/31/2018	9.85	0.14	(0.06)	0.08	(0.10)	0.00	(0.03)	(0.13)	9.80	0.77	1,290,133	0.80 (c)	0.80 (c)	0.80 (c)	0.80 (c)	1.37	558
03/31/2017	9.87	0.18	(0.03)	0.15	(0.13)	0.00	(0.04)	(0.17)	9.85	1.58	846,122	0.87	0.87	0.80	0.80	1.81	415
03/31/2016	10.09	0.17	(0.17)	0.00	(0.18)	0.00	(0.04)	(0.22)	9.87	(0.03)	1,087,057	0.85	0.85	0.80	0.80	1.71	186
03/31/2015	10.34	0.11	(0.02)	0.09	(0.34)	0.00	0.00	(0.34)	10.09	0.88	1,508,086	0.80	0.80	0.80	0.80	1.04	110
Class C
03/31/2019	$9.80	$0.20	$(0.05)	$0.15	$(0.19)	$0.00	$0.00	$(0.19)	$9.76	1.59%	$209,792	1.35%	1.35%	1.10%	1.10%	2.06%	573%
03/31/2018	9.85	0.10	(0.05)	0.05	(0.07)	0.00	(0.03)	(0.10)	9.80	0.46	275,531	1.10	1.10	1.10	1.10	1.07	558
03/31/2017	9.87	0.15	(0.02)	0.13	(0.11)	0.00	(0.04)	(0.15)	9.85	1.28	454,562	1.17	1.17	1.10	1.10	1.50	415
03/31/2016	10.09	0.14	(0.17)	(0.03)	(0.15)	0.00	(0.04)	(0.19)	9.87	(0.33)	575,727	1.15	1.15	1.10	1.10	1.39	186
03/31/2015	10.34	0.08	(0.02)	0.06	(0.31)	0.00	0.00	(0.31)	10.09	0.58	700,338	1.10	1.10	1.10	1.10	0.74	110
Class R
03/31/2019	$9.80	$0.21	$(0.05)	$0.16	$(0.20)	$0.00	$0.00	$(0.20)	$9.76	1.64%	$81,776	1.30%	1.30%	1.05%	1.05%	2.19%	573%
03/31/2018	9.85	0.11	(0.06)	0.05	(0.07)	0.00	(0.03)	(0.10)	9.80	0.52	69,236	1.05	1.05	1.05	1.05	1.11	558
03/31/2017	9.87	0.15	(0.02)	0.13	(0.11)	0.00	(0.04)	(0.15)	9.85	1.33	80,013	1.12	1.12	1.05	1.05	1.55	415
03/31/2016	10.09	0.14	(0.17)	(0.03)	(0.15)	0.00	(0.04)	(0.19)	9.87	(0.28)	91,703	1.10	1.10	1.05	1.05	1.43	186
03/31/2015	10.34	0.08	(0.02)	0.06	(0.31)	0.00	0.00	(0.31)	10.09	0.63	105,708	1.05	1.05	1.05	1.05	0.79	110
PIMCO Low Duration Fund II
Institutional Class
03/31/2019	$9.67	$0.22	$0.02	$0.24	$(0.23)	$0.00	$0.00	$(0.23)	$9.68	2.49%	$365,472	0.54%	0.54%	0.50%	0.50%	2.31%	522%
03/31/2018	9.75	0.13	(0.06)	0.07	(0.15)	0.00	0.00	(0.15)	9.67	0.72	365,528	0.50	0.50	0.50	0.50	1.37	701
03/31/2017	9.73	0.13	0.07	0.20	(0.18)	0.00	0.00	(0.18)	9.75	2.03	321,426	0.54	0.54	0.50	0.50	1.34	491
03/31/2016	9.84	0.13	(0.07)	0.06	(0.17)	0.00	0.00	(0.17)	9.73	0.66	340,320	0.54	0.54	0.50	0.50	1.29	282
03/31/2015	9.90	0.08	(0.03)	0.05	(0.11)	0.00	0.00	(0.11)	9.84	0.53	382,254	0.50	0.50	0.50	0.50	0.82	170
Administrative Class
03/31/2019	$9.67	$0.20	$0.01	$0.21	$(0.20)	$0.00	$0.00	$(0.20)	$9.68	2.24%	$9,567	0.79%	0.79%	0.75%	0.75%	2.06%	522%
03/31/2018	9.75	0.11	(0.06)	0.05	(0.13)	0.00	0.00	(0.13)	9.67	0.46	9,071	0.75	0.75	0.75	0.75	1.11	701
03/31/2017	9.73	0.11	0.06	0.17	(0.15)	0.00	0.00	(0.15)	9.75	1.77	9,055	0.79	0.79	0.75	0.75	1.10	491
03/31/2016	9.84	0.10	(0.06)	0.04	(0.15)	0.00	0.00	(0.15)	9.73	0.41	10,037	0.79	0.79	0.75	0.75	1.03	282
03/31/2015	9.90	0.06	(0.03)	0.03	(0.09)	0.00	0.00	(0.09)	9.84	0.27	9,909	0.75	0.75	0.75	0.75	0.58	170
PIMCO Low Duration ESG Fund
Institutional Class
03/31/2019	$9.45	$0.19	$0.02	$0.21	$(0.21)	$0.00	$0.00	$(0.21)	$9.45	2.28%	$200,150	0.52%	0.52%	0.50%	0.50%	1.98%	492%
03/31/2018	9.48	0.09	(0.03)	0.06	(0.09)	0.00	0.00	(0.09)	9.45	0.61	152,255	0.50	0.50	0.50	0.50	0.99	456
03/31/2017	9.48	0.17	0.01	0.18	(0.15)	0.00	(0.03)	(0.18)	9.48	1.89	127,164	0.55	0.55	0.50	0.50	1.81	455
03/31/2016	9.69	0.17	(0.18)	(0.01)	(0.11)	0.00	(0.09)	(0.20)	9.48	(0.10)	165,419	0.52	0.52	0.50	0.50	1.79	257
03/31/2015	9.83	0.07	0.07	0.14	(0.28)	0.00	0.00	(0.28)	9.69	1.44	194,553	0.50	0.50	0.50	0.50	0.75	159
I-2
03/31/2019	$9.45	$0.18	$0.02	$0.20	$(0.20)	$0.00	$0.00	$(0.20)	$9.45	2.18%	$48,685	0.62%	0.62%	0.60%	0.60%	1.88%	492%
03/31/2018	9.48	0.08	(0.03)	0.05	(0.08)	0.00	0.00	(0.08)	9.45	0.51	37,748	0.60	0.60	0.60	0.60	0.90	456
03/31/2017	9.48	0.16	0.01	0.17	(0.14)	0.00	(0.03)	(0.17)	9.48	1.79	35,142	0.65	0.65	0.60	0.60	1.68	455
03/31/2016	9.69	0.16	(0.18)	(0.02)	(0.10)	0.00	(0.09)	(0.19)	9.48	(0.20)	33,327	0.62	0.62	0.60	0.60	1.65	257
03/31/2015	9.83	0.06	0.07	0.13	(0.27)	0.00	0.00	(0.27)	9.69	1.34	31,019	0.60	0.60	0.60	0.60	0.61	159
PIMCO Short Asset Investment Fund
Institutional Class
03/31/2019	$10.04	$0.26	$(0.03)	$0.23	$(0.25)	$(0.01)	$0.00	$(0.26)	$10.01	2.32%	$4,124,502	0.34%	0.38%	0.30%	0.34%	2.55%	110%
03/31/2018	10.05	0.17	0.03	0.20	(0.17)	(0.04)	0.00	(0.21)	10.04	1.92	2,341,486	0.29	0.37	0.26	0.34	1.67	123
03/31/2017	10.00	0.13	0.06	0.19	(0.14)	0.00	0.00	(0.14)	10.05	1.91	1,002,290	0.26	0.36	0.24	0.34	1.32	946
03/31/2016	10.02	0.10	(0.02)	0.08	(0.10)	0.00	0.00	(0.10)	10.00	0.79	599,714	0.25	0.35	0.24	0.34	0.96	256
03/31/2015	10.07	0.07	(0.02)	0.05	(0.08)	(0.02)	0.00	(0.10)	10.02	0.50	231,977	0.26	0.36	0.24	0.34	0.71	2,324
Class M
03/31/2019	$10.04	$0.26	$(0.03)	$0.23	$(0.25)	$(0.01)	$0.00	$(0.26)	$10.01	2.32%	$5,103	0.34%	0.38%	0.30%	0.34%	2.59%	110%
03/31/2018	10.05	0.16	0.04	0.20	(0.17)	(0.04)	0.00	(0.21)	10.04	1.93	10	0.29	0.37	0.26	0.34	1.63	123
03/31/2017	10.00	0.13	0.06	0.19	(0.14)	0.00	0.00	(0.14)	10.05	1.91	10	0.26	0.36	0.24	0.34	1.32	946
12/21/2015 - 03/31/2016	10.00	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)	10.00	0.34	10	0.25 *	0.35 *	0.24 *	0.34 *	1.17 *	256
I-2
03/31/2019	$10.04	$0.25	$(0.03)	$0.22	$(0.24)	$(0.01)	$0.00	$(0.25)	$10.01	2.22%	$383,620	0.44%	0.48%	0.40%	0.44%	2.45%	110%

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	68-69

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
03/31/2018	10.05	0.16	0.03	0.19	(0.16)	(0.04)	0.00	(0.20)	10.04	1.81	210,245	0.39	0.47	0.36	0.44	1.55	123
03/31/2017	10.00	0.12	0.06	0.18	(0.13)	0.00	0.00	(0.13)	10.05	1.81	125,011	0.36	0.46	0.34	0.44	1.24	946
03/31/2016	10.02	0.10	(0.03)	0.07	(0.09)	0.00	0.00	(0.09)	10.00	0.69	53,296	0.35	0.45	0.34	0.44	0.97	256
03/31/2015	10.07	0.05	(0.01)	0.04	(0.07)	(0.02)	0.00	(0.09)	10.02	0.40	496	0.36	0.46	0.34	0.44	0.53	2,324
I-3
04/27/2018 - 03/31/2019	$10.05	$0.24	$(0.05)	$0.19	$(0.22)	$(0.01)	$0.00	$(0.23)	$10.01	1.92%	$2,710	0.49%*	0.58%*	0.45%*	0.54%*	2.57%*	110%
Administrative Class
03/31/2019	$10.04	$0.23	$(0.02)	$0.21	$(0.23)	$(0.01)	$0.00	$(0.24)	$10.01	2.04%	$101,916	0.59%	0.63%	0.55%	0.59%	2.32%	110%
03/31/2018	10.05	0.13	0.04	0.17	(0.14)	(0.04)	0.00	(0.18)	10.04	1.62	24,279	0.54	0.62	0.51	0.59	1.33	123
03/31/2017	10.00	0.12	0.04	0.16	(0.11)	0.00	0.00	(0.11)	10.05	1.66	349,448	0.51	0.61	0.49	0.59	1.23	946
03/31/2016	10.02	0.07	(0.02)	0.05	(0.07)	0.00	0.00	(0.07)	10.00	0.54	321	0.50	0.60	0.49	0.59	0.68	256
03/31/2015	10.07	0.05	(0.02)	0.03	(0.06)	(0.02)	0.00	(0.08)	10.02	0.25	438	0.51	0.61	0.49	0.59	0.46	2,324
Class A
03/31/2019	$10.04	$0.22	$(0.02)	$0.20	$(0.22)	$(0.01)	$0.00	$(0.23)	$10.01	1.97%	$534,734	0.69%	0.73%	0.65%	0.69%	2.19%	110%
03/31/2018	10.05	0.13	0.03	0.16	(0.13)	(0.04)	0.00	(0.17)	10.04	1.56	415,240	0.64	0.72	0.61	0.69	1.31	123
03/31/2017	10.00	0.10	0.05	0.15	(0.10)	0.00	0.00	(0.10)	10.05	1.55	182,428	0.61	0.71	0.59	0.69	0.98	946
03/31/2016	10.02	0.07	(0.03)	0.04	(0.06)	0.00	0.00	(0.06)	10.00	0.43	58,738	0.60	0.70	0.59	0.69	0.67	256
03/31/2015	10.07	0.03	(0.01)	0.02	(0.05)	(0.02)	0.00	(0.07)	10.02	0.15	6,168	0.61	0.71	0.59	0.69	0.34	2,324
PIMCO Short-Term Fund
Institutional Class
03/31/2019	$9.85	$0.26	$(0.03)	$0.23	$(0.26)	$(0.02)	$0.00	$(0.28)	$9.80	2.31%	$10,930,485	0.50%	0.50%	0.45%	0.45%	2.63%	104%
03/31/2018	9.82	0.19	0.02	0.21	(0.18)	0.00	0.00	(0.18)	9.85	2.11	10,792,869	0.57	0.57	0.45	0.45	1.98	156
03/31/2017	9.66	0.17	0.16	0.33	(0.14)	0.00	(0.03)	(0.17)	9.82	3.49	7,238,471	0.53	0.53	0.45	0.45	1.76	324
03/31/2016	9.79	0.14	(0.09)	0.05	(0.18)	0.00	0.00	(0.18)	9.66	0.47	8,433,549	0.47	0.47	0.45	0.45	1.42	1,753
03/31/2015	9.88	0.08	0.02	0.10	(0.14)	(0.05)	0.00	(0.19)	9.79	1.00	10,827,073	0.46	0.46	0.45	0.45	0.86	283
I-2
03/31/2019	$9.85	$0.25	$(0.03)	$0.22	$(0.25)	$(0.02)	$0.00	$(0.27)	$9.80	2.21%	$3,915,317	0.60%	0.60%	0.55%	0.55%	2.56%	104%
03/31/2018	9.82	0.18	0.02	0.20	(0.17)	0.00	0.00	(0.17)	9.85	2.00	2,323,358	0.67	0.67	0.55	0.55	1.87	156
03/31/2017	9.66	0.16	0.16	0.32	(0.13)	0.00	(0.03)	(0.16)	9.82	3.38	1,713,191	0.63	0.63	0.55	0.55	1.65	324
03/31/2016	9.79	0.13	(0.09)	0.04	(0.17)	0.00	0.00	(0.17)	9.66	0.37	1,155,364	0.57	0.57	0.55	0.55	1.38	1,753
03/31/2015	9.88	0.07	0.02	0.09	(0.13)	(0.05)	0.00	(0.18)	9.79	0.90	426,732	0.56	0.56	0.55	0.55	0.75	283
I-3
04/27/2018 - 03/31/2019	$9.88	$0.24	$(0.07)	$0.17	$(0.23)	$(0.02)	$0.00	$(0.25)	$9.80	1.70%	$80,706	0.65%*	0.70%*	0.60%*	0.65%*	2.71%*	104%
Administrative Class
03/31/2019	$9.85	$0.23	$(0.02)	$0.21	$(0.24)	$(0.02)	$0.00	$(0.26)	$9.80	2.06%	$1,864,756	0.75%	0.75%	0.70%	0.70%	2.37%	104%
03/31/2018	9.82	0.17	0.01	0.18	(0.15)	0.00	0.00	(0.15)	9.85	1.85	1,927,190	0.82	0.82	0.70	0.70	1.72	156
03/31/2017	9.66	0.15	0.16	0.31	(0.12)	0.00	(0.03)	(0.15)	9.82	3.23	1,677,360	0.78	0.78	0.70	0.70	1.51	324
03/31/2016	9.79	0.11	(0.09)	0.02	(0.15)	0.00	0.00	(0.15)	9.66	0.22	1,408,999	0.72	0.72	0.70	0.70	1.16	1,753
03/31/2015	9.88	0.06	0.02	0.08	(0.12)	(0.05)	0.00	(0.17)	9.79	0.75	1,779,070	0.71	0.71	0.70	0.70	0.60	283
Class A
03/31/2019	$9.85	$0.23	$(0.02)	$0.21	$(0.24)	$(0.02)	$0.00	$(0.26)	$9.80	2.06%	$1,680,136	0.75%	0.75%	0.70%	0.70%	2.38%	104%
03/31/2018	9.82	0.17	0.01	0.18	(0.15)	0.00	0.00	(0.15)	9.85	1.85	1,728,328	0.82	0.82	0.70	0.70	1.72	156
03/31/2017	9.66	0.15	0.16	0.31	(0.12)	0.00	(0.03)	(0.15)	9.82	3.23	903,392	0.78	0.78	0.70	0.70	1.50	324
03/31/2016	9.79	0.12	(0.10)	0.02	(0.15)	0.00	0.00	(0.15)	9.66	0.22	618,410	0.72	0.72	0.70	0.70	1.18	1,753
03/31/2015	9.88	0.06	0.02	0.08	(0.12)	(0.05)	0.00	(0.17)	9.79	0.75	641,931	0.71	0.71	0.70	0.70	0.60	283
Class C
03/31/2019	$9.85	$0.21	$(0.03)	$0.18	$(0.21)	$(0.02)	$0.00	$(0.23)	$9.80	1.76%	$172,777	1.05%	1.05%	1.00%	1.00%	2.10%	104%
03/31/2018	9.82	0.14	0.01	0.15	(0.12)	0.00	0.00	(0.12)	9.85	1.55	136,018	1.12	1.12	1.00	1.00	1.41	156
03/31/2017	9.66	0.12	0.16	0.28	(0.09)	0.00	(0.03)	(0.12)	9.82	2.92	174,228	1.08	1.08	1.00	1.00	1.21	324
03/31/2016	9.79	0.09	(0.10)	(0.01)	(0.12)	0.00	0.00	(0.12)	9.66	(0.08)	178,088	1.02	1.02	1.00	1.00	0.88	1,753
03/31/2015	9.88	0.03	0.02	0.05	(0.09)	(0.05)	0.00	(0.14)	9.79	0.45	190,986	1.01	1.01	1.00	1.00	0.30	283
Class R
03/31/2019	$9.85	$0.21	$(0.03)	$0.18	$(0.21)	$(0.02)	$0.00	$(0.23)	$9.80	1.81%	$128,331	1.00%	1.00%	0.95%	0.95%	2.13%	104%
03/31/2018	9.82	0.14	0.02	0.16	(0.13)	0.00	0.00	(0.13)	9.85	1.60	122,140	1.07	1.07	0.95	0.95	1.47	156
03/31/2017	9.66	0.12	0.17	0.29	(0.10)	0.00	(0.03)	(0.13)	9.82	2.97	116,464	1.03	1.03	0.95	0.95	1.25	324
03/31/2016	9.79	0.09	(0.09)	0.00	(0.13)	0.00	0.00	(0.13)	9.66	(0.03)	104,036	0.97	0.97	0.95	0.95	0.94	1,753
03/31/2015	9.88	0.03	0.02	0.05	(0.09)	(0.05)	0.00	(0.14)	9.79	0.50	77,909	0.96	0.96	0.95	0.95	0.35	283

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations.  See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective March 1, 2018, the Class's supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	70-71

PIMCO Funds

Appendix A
Description of Securities Ratings

The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, Standard & Poor's or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by Standard & Poor's or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, Standard & Poor's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Global Long-Term Rating Scale

Ratings assigned on Moody's global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporations, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Medium-Term Note Program Ratings

Moody's assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody's assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Global Short-Term Rating Scale
Ratings assigned on Moody's global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

A-1	PROSPECTUS | PIMCO FUNDS

Prospectus

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

National Scale Long-Term Ratings

Moody's long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody's assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.

Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.

Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.

National Scale Short-Term Ratings
Moody's short-term NSRs are opinions of the ability of issuers in a given country, relative to other domestic issuers, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody's global ratings.

There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.

In each specific country, the first two letters indicate the country in which the issuer is located (e.g., BR-1 through BR-4 for Brazil).

N-1: Issuers rated N-1 have the strongest ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-2: Issuers rated N-2 have an above average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-3: Issuers rated N-3 have an average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-4: Issuers rated N-4 have a below average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa. National scale short-term ratings of AR-5 and AR-6 may also be applied to Argentine obligations.

Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	A-2

PIMCO Funds

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' ("S&P") analysis of the following considerations:

■

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;

■

Nature and provisions of the financial obligation and the promise S&P imputes; and

■

Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely weaken the obligor's capacity to meet its financial commitments on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated ‘BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The ‘CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D' if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested and there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from ‘AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated

A-3	PROSPECTUS | PIMCO FUNDS

Prospectus

with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capcity to meet its financial commitments on the obligation.

B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D' if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+' or ‘A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+').

Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L: Ratings qualified with ‘L' apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim: Preliminary ratings, with the ‘prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

■

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

■

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

■

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

■

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

■

A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (no longer applied or outstanding)

*:This symbol that indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	A-4

PIMCO Funds

long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer's bonds were deemed taxable. Discontinued use in January 2001.

G: The letter 'G' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer's published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer's management and therefore, could have been based on less comprehensive information than ratings without a 'pi' suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd's Syndicate Assessments.

pr: The letters ‘pr' indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A ‘q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r' modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P discontinued the use of the ‘r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch Ratings

Long-Term Credit Ratings
Investment Grade
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings ("IDRs"). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity's relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. ‘AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. ‘BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk.

CC: Very high levels of credit risk.

C: Near default.

A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C' category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
or

c. the formal announcement by the issuer or their agent of a distressed debt exchange;

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted default. ‘RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

A-5	PROSPECTUS | PIMCO FUNDS

Prospectus

d. ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. For example, the rating category 'AA' has three notch-specific rating levels ('AA+'; 'AA'; 'AA-'; each a rating level). Such suffixes are not added to the ‘AAA' rating and ratings below the 'CCC' category.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	A-6

PIMCO Funds

Appendix B
Financial Firm-Specific Sales Charge Waivers and Discounts

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial firm, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial firm to receive such waivers or discounts.

The following descriptions of sales charge waivers and discounts for a particular financial firm and class(es) of shares set forth information provided by the financial firm that the firm has represented is current as of the date of this prospectus. These waivers or discounts, which may vary from those disclosed elsewhere in the prospectus, are subject to change. The Funds will update this Appendix periodically based on information provided by the applicable financial firm. Neither the Funds, the Investment Adviser nor PIMCO Investments LLC supervises the implementation of these waivers or discounts or verifies the firms' administration of these waivers or discounts.

In all instances, it is an investor's responsibility to notify the financial firm of any facts that may qualify the investor for sales charge waivers or discounts. Please contact your financial firm for more information regarding the sales charge waivers and discounts available to you and the firm's related policies and procedures.

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares of Funds purchased through the Merrill Edge Self-Directed platform

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in the this prospectus

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a certain fee based account or platform (applicable to A and C shares only)

Class A shares sold as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI:

Front-end Sales Load Waivers on Class A Shares available at Ameriprise Financial

B-1	PROSPECTUS | PIMCO FUNDS

Prospectus

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial's platform (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,  401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds' prospectus or SAI. For more information regarding the waivers described below, as well as other information regarding mutual fund fees, please see the "Mutual Fund Features, Share Classes and Compensation" brochure available on the Morgan Stanley Wealth Management website.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules.
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
Shares purchased through a Morgan Stanley self-directed brokerage account.

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management's share class conversion program.

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity's affiliates ("Raymond James") platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end sales load waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James and their family members as designated by Raymond James.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class as determined by Raymond James) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and the procedures of Raymond James. More information regarding mutual fund shares purchased through a Raymond James platform or account, including the conversion described above, can be found in the Mutual Fund Investing disclosures available on the Raymond James website.

CDSC Waivers on Class A and C Shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund's prospectus or SAI.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.
Front-end Load Discounts available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	B-2

PIMCO Funds

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Beginning on or after May 1, 2020, shareholders purchasing Fund shares through an Edward D. Jones & Co. ("Edward Jones") commission or fee-based platform are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Edward Jones

Shares purchased or exchanged by associates of Edward Jones and its affiliates and their family members who have accounts grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups," as determined by Edward Jones under its policies and procedures).  This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good standing and remains eligible consistent with Edward Jones' policies.

Shares purchased through an Edward Jones fee-based program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

Shares purchased from the proceeds of redeemed shares of the same fund family, provided (1) the proceeds are from the sale of shares within 60 days of the purchase, and (2) the sale and purchase are made in the same share class and the same account, or the purchase is made in an IRA with proceeds from liquidations in a non-retirement account

Shares exchanged into Class A shares from another share class so long as the exchange is into the same Fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

Exchanges from Class C shares to Class A shares of the same Fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones
CDSC Waivers on Class A and Class C Shares available at Edward Jones
Death or disability of the shareholder
Shares sold, in an amount that does not exceed 10% per year of the account value, as part of a systematic withdrawal plan as described in this prospectus
Return of excess contributions from an IRA.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable Internal Revenue Service regulations

Shares sold to pay Edward Jones fees or costs but only if the transaction is initiated by Edward Jones
Shares exchanged in an Edward Jones fee-based program
Shares acquired through net asset value reinstatement
Front-end Charge Discounts Available at Edward Jones: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts for the purchase of Class A shares, are determined by taking into account shares held in all share classes (except any money market funds and retirement plan share classes) of the mutual fund family held by a shareholder or others in the same pricing group. This includes all share classes held on the Edward Jones platform and/or held on another platform. Eligible fund family assets may be included in the ROA calculation only if the shareholder notifies his or her financial advisor of such assets at the time of calculation.

Letters of Intent (LOI), which allow for sales charge and breakpoint discounts based on intended purchases within a fund family, through Edward Jones, over a 13-month period from the date Edward Jones receives the LOI. Eligible fund family assets may be included in the LOI calculation only if the shareholder notifies his or her financial advisor of such assets at the time of calculation.

Other Important Information related to Edward Jones
Minimum Purchase Amounts ■ $250 initial purchase minimum ■ $50 subsequent purchase minimum

Edward Jones has the right to redeem at its discretion Fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in Edward Jones' policy:

■

A fee-based account held on an Edward Jones platform

■

A 529 account held on an Edward Jones platform

■

An account with an active systematic investment plan or LOI

At any time it deems necessary, Edward Jones has the authority to exchange at net asset value a shareholder's holdings in a Fund to Class A shares

Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC ("Janney") brokerage account, you will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

B-3	PROSPECTUS | PIMCO FUNDS

Prospectus

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same Fund pursuant to Janney's policies and procedures.
CDSC Waivers on Class A and C Shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation ("ROA"), and/or letters of intent
Breakpoints as described in the Fund's Prospectus.

ROA, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. ("OPCO") platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 plan
Shares purchased through an OPCO affiliated investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family)

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

A shareholder in the Fund's Class C shares purchased prior to July 1, 2015 will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO. More information regarding mutual fund shares purchased through an OPCO platform or account, including the conversion described above, can be found in the disclosures available on the OPCO website.

Employees and registered representatives of OPCO or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and C Shares available at OPCO
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code as described in the prospectus
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or the SAI

Front-End Sales Charge Waivers on Class A Shares available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same Fund
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird according to its policies and procedures

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	B-4

PIMCO Funds

Shares purchased from the proceeds of redemptions from a fund of the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

A shareholder in the Fund's Class C shares will have their share converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares available at Baird
Shares sold due to death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Shares bought due to returns of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund's prospectus

Shares sold to pay Baird fees but only if the transaction is initiated by Baird
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts available at Baird: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser's household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of the fund family through Baird, over a 13-month period of time

B-5	PROSPECTUS | PIMCO FUNDS

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT

DST Asset Manager Solutions, Inc.
Institutional Class, Class M, I-2, I-3, Administrative Class — 430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407
Class A, Class C, Class R — P.O. Box 219294, Kansas City, MO 64121-9294

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1900 K Street N.W., Washington, D.C. 20006

For further information about the PIMCO Funds, call 888.87.PIMCO or visit our Web site at pimco.com.

PIMCO FUNDS
650 Newport Center Drive
Newport Beach, CA 92660

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

The SAI contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the SAI.

You may get free copies of any of these materials or request other information about a Fund by calling the Trust at 888.87.PIMCO (888.877.4626) or by writing to:

PIMCO Funds
650 Newport Center Drive
Newport Beach, CA 92660

Daily updates on the NAV of a Fund may be obtained by calling 1-888-87-PIMCO.

You may access reports and other information about the Trust on the EDGAR Database on the Commission's Web site at www.sec.gov. You may get copies of additional information about the Trust, including its SAI, with payment of a duplication fee, by e-mailing your request to publicinfo@sec.gov.

You can also visit our web site at pimco.com for additional information about the Funds, including the SAI and the annual and semi-annual reports, which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-05028	PF0007_042920

PIMCO Funds
Prospectus
July 31, 2019 (as supplemented April 29, 2020)
Tax-Efficient Strategy Funds
	Inst	I-2	I-3	A	C
PIMCO California Intermediate Municipal Bond Fund	PCIMX	PCIPX	—	PCMBX	PCFCX
PIMCO California Municipal Bond Fund	PCTIX	PCTPX	—	PCTTX	PCTGX
PIMCO California Short Duration Municipal Income Fund	PCDIX	PCDPX	—	PCDAX	—
PIMCO High Yield Municipal Bond Fund	PHMIX	PYMPX	—	PYMAX	PYMCX
PIMCO Municipal Bond Fund	PFMIX	PMUPX	—	PMLAX	PMLCX
PIMCO National Intermediate Municipal Bond Fund	PMNIX	PMNPX	—	PMNTX	PMNNX
PIMCO New York Municipal Bond Fund	PNYIX	PNYPX	—	PNYAX	PBFCX
PIMCO Short Duration Municipal Income Fund	PSDIX	PSDPX	—	PSDAX	PSDCX

As with other mutual funds, neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

PIMCO California Intermediate Municipal Bond Fund

Investment Objective

The Fund seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 46 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class A	Class C
Management Fees	0.445%	0.545%	0.525%	0.525%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	1.00%
Total Annual Fund Operating Expenses	0.445%	0.545%	0.775%	1.525%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$46	$143	$249	$561
I-2	$56	$175	$305	$683
Class A	$302	$467	$646	$1,164
Class C	$255	$482	$832	$1,818

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$302	$467	$646	$1,164
Class C	$155	$482	$832	$1,818

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax ("California Municipal Bonds"). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California State-Specific Risk.

The Fund may invest without limitation in "private activity" bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax ("AMT"). For shareholders subject to the AMT, a substantial portion of the Fund's distributions may not be exempt from federal income tax. The Fund may invest 25% or more of its total assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds") that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within (negative) 2 years to positive 4 years of the portfolio duration of the securities comprising the Bloomberg Barclays California Intermediate Municipal Bond Index, as calculated by Pacific Investment Management Company LLC ("PIMCO"), which as of May 31, 2019 was 5.17 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in

PIMCO FUNDS | PROSPECTUS	1

PIMCO California Intermediate Municipal Bond Fund

interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are municipal bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that

2	PROSPECTUS | PIMCO FUNDS

Prospectus

legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Municipal Bond Risk: the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of  Class C shares (August 31, 2009), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Bloomberg Barclays California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond Issues having maturities of at least five years and less than ten years and consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. The Lipper California Intermediate Municipal Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in California, with dollar weighted maturities of five to ten years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 4.61%. For the periods shown in the bar chart, the highest quarterly return was 7.72% in the Q3 2009, and the lowest quarterly return was -3.79% in the Q4 2016.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	1.05%	2.66%	4.26%
Institutional Class Return After Taxes on Distributions(1)	0.98%	2.62%	4.21%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	1.60%	2.59%	3.98%
I-2 Return Before Taxes	0.94%	2.55%	4.16%
Class A Return Before Taxes	-1.55%	1.85%	3.60%
Class C Return Before Taxes	-1.02%	1.56%	3.15%
Bloomberg Barclays California Intermediate Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	1.69%	2.96%	4.31%
Lipper California Intermediate Municipal Debt Funds Average (reflects no deductions for taxes)	0.94%	2.88%	4.08%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	3

PIMCO California Intermediate Municipal Bond Fund

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by David Hammer and Rachel Betton. Mr. Hammer is an Executive Vice President of PIMCO, and he has managed the Fund since June 2016. Ms. Betton is a Senior Vice President of PIMCO, and she has managed the Fund since January 2020.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 33 of this prospectus.

4	PROSPECTUS | PIMCO FUNDS

PIMCO California Municipal Bond Fund

Investment Objective

The Fund seeks high current income exempt from federal and California income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 46 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class A	Class C
Management Fees	0.44%	0.54%	0.54%	0.54%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	0.49%	0.59%	0.84%	1.59%

1 "Other Expenses" include interest expense of 0.05%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses are 0.44%, 0.54%, 0.79% and 1.54% for Institutional Class, I-2, Class A and Class C shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$50	$157	$274	$616
I-2	$60	$189	$329	$738
Class A	$309	$487	$680	$1,239
Class C	$262	$502	$866	$1,889

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$309	$487	$680	$1,239
Class C	$162	$502	$866	$1,889

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax ("California Municipal Bonds"). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California State-Specific Risk.

The Fund may invest in Fixed Income Instruments which include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest without limitation in "private activity" bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax ("AMT"). For shareholders subject to the AMT, a substantial portion of the Fund's distributions may not be exempt from federal income tax. The Fund may invest 25% or more of its total assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds") that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within (negative) 2 years to positive 4 years of the portfolio duration of the securities comprising the Bloomberg Barclays California Municipal Bond

PIMCO FUNDS | PROSPECTUS	5

PIMCO California Municipal Bond Fund

Index, as calculated by PIMCO, which as of May 31, 2019 was 6.31 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 20% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are municipal bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

6	PROSPECTUS | PIMCO FUNDS

Prospectus

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Municipal Bond Risk: the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Bloomberg Barclays California Municipal Bond Index is the California component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/ BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. The Lipper California Municipal Debt Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of its assets in municipal debt issues that are exempt from taxation in California, with dollar-weighted average maturities of ten years or more.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 6.04%. For the periods shown in the bar chart, the highest quarterly return was 3.95% in the Q2 2016, and the lowest quarterly return was -5.50% in the Q4 2016.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Since Inception (05/31/2012)
Institutional Class Return Before Taxes	1.09%	4.69%	3.68%
Institutional Class Return After Taxes on Distributions(1)	0.95%	4.62%	3.62%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	1.71%	4.25%	3.43%
I-2 Return Before Taxes	0.99%	4.58%	3.58%
Class A Return Before Taxes	-1.53%	3.86%	2.72%
Class C Return Before Taxes	-0.99%	3.54%	2.56%
Bloomberg Barclays California Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	1.11%	3.95%	3.28%
Lipper California Municipal Debt Funds Average (reflects no deductions for taxes)	0.50%	4.34%	3.28%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	7

PIMCO California Municipal Bond Fund

tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by David Hammer and Rachel Betton. Mr. Hammer is an Executive Vice President of PIMCO, and he has managed the Fund since August 2015. Ms. Betton is a Senior Vice President of PIMCO, and she has managed the Fund since January 2020.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 33 of this prospectus.

8	PROSPECTUS | PIMCO FUNDS

PIMCO California Short Duration Municipal Income Fund

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 46 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	2.25%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class A
Management Fees	0.33%	0.43%	0.48%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Total Annual Fund Operating Expenses	0.33%	0.43%	0.73%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2 or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$34	$106	$185	$418
I-2	$44	$138	$241	$542
Class A	$298	$453	$622	$1,111

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$298	$453	$622	$1,111

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax ("California Municipal Bonds"). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California State-Specific Risk.

The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds") that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund varies based on Pacific Investment Management Company LLC's ("PIMCO") market forecasts and under normal market conditions is not expected to exceed three years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The total return sought by the Fund consists of both income earned on the Fund's investments and capital appreciation. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") that are rated Caa or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch,

PIMCO FUNDS | PROSPECTUS	9

PIMCO California Short Duration Municipal Income Fund

Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are California Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual

10	PROSPECTUS | PIMCO FUNDS

Prospectus

portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Municipal Bond Risk: the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Bloomberg Barclays California 1 Year Municipal Bond Index is an unmanaged index comprised of California Municipal Bond Issues having a maturity of at least one year and less than two years. The Lipper California Short/Intermediate Municipal Debt Funds Average is a total return performance average of funds that invest primarily in municipal debt issues that are exempt from taxation in California, with dollar-weighted average maturities of one to five years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 1.82%. For the periods shown in the bar chart, the highest quarterly return was 1.99% in the Q3 2009, and the lowest quarterly return was -1.06% in the Q4 2016.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	1.35%	0.89%	1.20%
Institutional Class Return After Taxes on Distributions(1)	1.30%	0.86%	1.17%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	1.38%	0.91%	1.20%
I-2 Return Before Taxes	1.25%	0.79%	1.10%
Class A Return Before Taxes	-1.32%	0.04%	0.57%
Bloomberg Barclays California 1 Year Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	1.64%	0.74%	1.20%
Lipper California Short/Intermediate Municipal Debt Funds Average (reflects no deductions for taxes)	1.65%	1.50%	2.49%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by David Hammer and Rachel Betton. Mr. Hammer is an Executive Vice President of PIMCO, and he has managed the Fund since August 2015. Ms. Betton is a Senior Vice President of PIMCO, and she has managed the Fund since January 2020.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	11

PIMCO California Short Duration Municipal Income Fund

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 33 of this prospectus.

12	PROSPECTUS | PIMCO FUNDS

PIMCO High Yield Municipal Bond Fund

Investment Objective

The Fund seeks high current income exempt from federal income tax. Total return is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 46 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.55%	0.65%	0.75%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.11%	0.11%	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses	0.66%	0.76%	0.86%	0.96%	1.71%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.66%	0.76%	0.81%	0.96%	1.71%

1 "Other Expenses" include interest expense of 0.11%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.55%, 0.65%, 0.70%, 0.85% and 1.60% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$67	$211	$368	$822
I-2	$78	$243	$422	$942
I-3	$83	$269	$472	$1,056
Class A	$321	$524	$744	$1,377
Class C	$274	$539	$928	$2,019

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$321	$524	$744	$1,377
Class C	$174	$539	$928	$2,019

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund intends to invest a portion of its assets in high yield Municipal Bonds and "private activity" bonds that are rated (at the time of purchase) below investment grade by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (commonly known as "junk bonds"). The Fund may also invest, without limitation, in higher rated Municipal Bonds. The Fund may invest up to 30% of its assets in "private activity" bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax ("AMT"). For shareholders subject to the AMT, distributions derived from "private activity" bonds must be included in their AMT calculations, and as such a portion of the Fund's distribution may be subject to federal income tax. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to the applicable state-specific risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing,

PIMCO FUNDS | PROSPECTUS	13

PIMCO High Yield Municipal Bond Fund

transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds.

The average portfolio duration of this Fund normally varies within (negative) 2 years to positive 4 years of the portfolio duration of the securities comprising the Bloomberg Barclays High Yield Municipal Bond Index, as calculated by PIMCO, which as of May 31, 2019 was 6.90 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on Municipal Bonds with the potential to offer high current income, typically looking for Municipal Bonds that can provide consistently attractive current yields or that are trading at competitive market prices. The "total return" sought by the Fund consists of both income earned on its investments and capital appreciation, if any, generally arising from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund may invest in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. In addition, the Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of

14	PROSPECTUS | PIMCO FUNDS

Prospectus

when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Municipal Bond Risk: the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

 The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The I-3 shares of the Fund have not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's primary benchmark is the Bloomberg Barclays High Yield Municipal Bond Index. The Bloomberg Barclays High Yield Municipal Bond Index is a rules-based, market-value-weighted index that measures the non-investment grade and non-rated U.S. tax-exempt bond market. To be included in the Index, bonds must be rated non-investment-grade (Ba1/BB+/BB+ or below) using the middle rating of the following rating agencies: Moody's, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine Index eligibility. If only one of the three agencies rates a security, that rating is used. Non-rated issues are also eligible. Bonds must have an outstanding par value of at least $3 million and must be issued as part of a transaction of at least $20 million. The bonds must be fixed-rate, have a dated-date after January 1, 1991, and must be at least one year from their maturity date. Defaulted securities, remarketed issues, taxable municipal bonds, bonds with floating rates, partially pre-refunded bonds where no new securities are issued, illiquid securities that lack reliable pricing, and private placements are excluded from the benchmark. The Lipper High Yield Municipal Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that typically invests 50% or more of their assets in municipal debt issues rated BBB or less.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 6.77%. For the periods shown in the bar chart, the highest quarterly return was 13.16% in the Q3 2009, and the lowest quarterly return was -5.40% in the Q4 2016.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	15

PIMCO High Yield Municipal Bond Fund

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	2.24%	6.54%	8.39%
Institutional Class Return After Taxes on Distributions(1)	2.07%	6.37%	8.26%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	2.94%	5.97%	7.75%
I-2 Return Before Taxes	2.14%	6.44%	8.28%
Class A Return Before Taxes	-0.36%	5.74%	7.59%
Class C Return Before Taxes	0.20%	5.44%	7.28%
Bloomberg Barclays High Yield Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	4.76%	6.53%	9.12%
Lipper High Yield Municipal Debt Funds Average (reflects no deductions for taxes)	1.75%	5.67%	7.70%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by David Hammer and Rachel Betton. Mr. Hammer is an Executive Vice President of PIMCO, and he has managed the Fund since August 2015. Ms. Betton is a Senior Vice President of PIMCO, and she has managed the Fund since January 2020.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 33 of this prospectus.

16	PROSPECTUS | PIMCO FUNDS

PIMCO Municipal Bond Fund

Investment Objective

The Fund seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 46 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.44%	0.54%	0.64%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.75%
Other Expenses(1)	0.11%	0.11%	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses	0.55%	0.65%	0.75%	0.86%	1.36%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.55%	0.65%	0.70%	0.86%	1.36%

1 "Other Expenses" include interest expense of 0.11%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.44%, 0.54%, 0.59%, 0.75% and 1.25% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$176	$307	$689
I-2	$66	$208	$362	$810
I-3	$72	$235	$412	$926
Class A	$311	$493	$691	$1,262
Class C	$238	$431	$745	$1,635

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$311	$493	$691	$1,262
Class C	$138	$431	$745	$1,635

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest up to 20% of its net assets in U.S. Government Securities, money market instruments and/or "private activity" bonds. For shareholders subject to the federal alternative minimum tax ("AMT"), distributions derived from "private activity" bonds must be included in their AMT calculations, and as such a portion of the Fund's distribution may be subject to federal income tax. The Fund invests primarily in investment grade debt securities, but may invest up to 20% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund normally

PIMCO FUNDS | PROSPECTUS	17

PIMCO Municipal Bond Fund

varies within (negative) 2 years to positive 4 years of the portfolio duration of the securities comprising the Bloomberg Barclays Municipal Bond Index, as calculated by PIMCO, which as of May 31, 2019 was 6.04 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that

18	PROSPECTUS | PIMCO FUNDS

Prospectus

legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Municipal Bond Risk: the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflect the impact of sales charges. The I-3 shares of the Fund have not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Bloomberg Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and must be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. The Fund's new broad-based securities market index was selected as its use is more closely aligned with the Fund's principal investment strategies. The Lipper General & Insured Municipal Debt Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 5.46%. For the periods shown in the bar chart, the highest quarterly return was 10.62% in the Q3 2009, and the lowest quarterly return was -4.68% in the Q4 2016.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	1.38%	4.75%	6.24%
Institutional Class Return After Taxes on Distributions(1)	1.27%	4.64%	6.13%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	2.23%	4.41%	5.74%
I-2 Return Before Taxes	1.28%	4.65%	6.14%
Class A Return Before Taxes	-1.21%	3.95%	5.59%
Class C Return Before Taxes	-0.41%	3.91%	5.39%
Bloomberg Barclays Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	1.28%	3.82%	4.85%
Lipper General & Insured Municipal Debt Funds Average (reflects no deductions for taxes)	0.64%	3.78%	5.16%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	19

PIMCO Municipal Bond Fund

period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by David Hammer and Rachel Betton. Mr. Hammer is an Executive Vice President of PIMCO, and he has managed the Fund since August 2015. Ms. Betton is a Senior Vice President of PIMCO, and she has managed the Fund since January 2020.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 33 of this prospectus.

20	PROSPECTUS | PIMCO FUNDS

PIMCO National Intermediate Municipal Bond Fund

Investment Objective

The Fund seeks maximum tax exempt income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 46 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class A	Class C
Management Fees	0.45%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.75%
Total Annual Fund Operating Expenses	0.45%	0.55%	0.80%	1.30%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$46	$144	$252	$567
I-2	$56	$176	$307	$689
Class A	$305	$475	$659	$1,193
Class C	$232	$412	$713	$1,568

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$305	$475	$659	$1,193
Class C	$132	$412	$713	$1,568

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest in Fixed Income Instruments which include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest without limitation in "private activity" bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax ("AMT"). For shareholders subject to the AMT, distributions derived from "private activity" bonds must be included in their AMT calculations, and as such a portion of the Fund's distribution may be subject to federal income tax. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within (negative) 2 years to positive 4 years of the portfolio duration of the securities comprising the Bloomberg Barclays 1-15 Year Municipal Bond Index, as calculated by Pacific Investment Management Company LLC ("PIMCO"), which as of May 31, 2019 was 4.93 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

PIMCO FUNDS | PROSPECTUS	21

PIMCO National Intermediate Municipal Bond Fund

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in Municipal Bonds or "private activity" bonds which are high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that

22	PROSPECTUS | PIMCO FUNDS

Prospectus

legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Municipal Bond Risk: the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Bloomberg Barclays 1-15 Year Municipal Bond Index is the 1-15 Year (1-17) component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/ BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. The Lipper Intermediate Municipal Debt Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 4.91%. For the periods shown in the bar chart, the highest quarterly return was 2.53% in the Q2 2016, and the lowest quarterly return was -4.09% in the Q4 2016.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Since Inception (05/31/2012)
Institutional Class Return Before Taxes	1.08%	3.25%	2.77%
Institutional Class Return After Taxes on Distributions(1)	1.01%	3.20%	2.73%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	1.66%	3.02%	2.60%
I-2 Return Before Taxes	0.98%	3.14%	2.66%
Class A Return Before Taxes	-1.51%	2.42%	1.82%
Class C Return Before Taxes	-0.76%	2.37%	1.91%
Bloomberg Barclays 1-15 Year Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	1.58%	3.00%	2.43%
Lipper Intermediate Municipal Debt Funds Average (reflects no deductions for taxes)	0.71%	2.70%	2.04%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	23

PIMCO National Intermediate Municipal Bond Fund

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by David Hammer and Rachel Betton. Mr. Hammer is an Executive Vice President of PIMCO, and he has managed the Fund since June 2016. Ms. Betton is a Senior Vice President of PIMCO, and she has managed the Fund since January 2020.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 33 of this prospectus.

24	PROSPECTUS | PIMCO FUNDS

PIMCO New York Municipal Bond Fund

Investment Objective

The Fund seeks high current income exempt from federal and New York income tax. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 46 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.445%	0.545%	0.645%	0.525%	0.525%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.09%	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	0.535%	0.635%	0.735%	0.865%	1.615%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.535%	0.635%	0.685%	0.865%	1.615%

1 "Other Expenses" include interest expense of 0.09%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.445%, 0.545%, 0.595%, 0.775% and 1.525% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$55	$172	$299	$671
I-2	$65	$203	$354	$792
I-3	$70	$230	$404	$908
Class A	$311	$495	$694	$1,268
Class C	$264	$510	$879	$1,916

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$311	$495	$694	$1,268
Class C	$164	$510	$879	$1,916

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax ("New York Municipal Bonds"). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax. By concentrating its investments in New York, the Fund will be subject to New York State-Specific Risk.

The Fund may invest without limitation in "private activity" bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax ("AMT"). For shareholders subject to the AMT, a substantial portion of the Fund's distributions may not be exempt from federal income tax. The Fund may invest 25% or more of its total assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds") that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by

PIMCO FUNDS | PROSPECTUS	25

PIMCO New York Municipal Bond Fund

various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within (negative) 2 years to positive 4 years of the portfolio duration of the securities comprising the Bloomberg Barclays New York Municipal Bond Index, as calculated by PIMCO, which as of May 31, 2019 was 5.87 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 20% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

26	PROSPECTUS | PIMCO FUNDS

Prospectus

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Municipal Bond Risk: the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal

New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows the performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class C shares (August 31, 2009) and I-2 shares (November 19, 2010), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by these classes of shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The I-3 shares of the Fund have not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Bloomberg Barclays New York Municipal Bond Index is the New York component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. The Lipper New York Municipal Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 5.30%. For the periods shown in the bar chart, the highest quarterly return was 7.77% in the Q3 2009, and the lowest quarterly return was -3.96% in the Q4 2016.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	0.98%	4.05%	4.77%
Institutional Class Return After Taxes on Distributions(1)	0.89%	4.00%	4.71%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	1.83%	3.90%	4.53%
I-2 Return Before Taxes	0.88%	3.95%	4.66%

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	27

PIMCO New York Municipal Bond Fund

	1 Year	5 Years	10 Years
Class A Return Before Taxes	-1.62%	3.24%	4.11%
Class C Return Before Taxes	-1.08%	2.94%	3.64%
Bloomberg Barclays New York Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	1.04%	3.67%	4.69%
Lipper New York Municipal Debt Funds Average (reflects no deductions for taxes)	0.82%	3.80%	4.93%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by David Hammer and Rachel Betton. Mr. Hammer is an Executive Vice President of PIMCO, and he has managed the Fund since August 2015. Ms. Betton is a Senior Vice President of PIMCO, and she has managed the Fund since January 2020.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 33 of this prospectus.

28	PROSPECTUS | PIMCO FUNDS

PIMCO Short Duration Municipal Income Fund

Investment Objective

The Fund seeks high current income exempt from federal income tax, consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 46 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.33%	0.43%	0.53%	0.48%	0.48%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.55%
Total Annual Fund Operating Expenses	0.33%	0.43%	0.53%	0.73%	1.03%
Fee Waiver and/or Expense Reimbursement(1)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.33%	0.43%	0.48%	0.73%	1.03%

1 Pacific Investment Management Company LLC ("PIMCO") has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$34	$106	$185	$418
I-2	$44	$138	$241	$542
I-3	$49	$165	$291	$660
Class A	$298	$453	$622	$1,111
Class C	$205	$328	$569	$1,259

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$298	$453	$622	$1,111
Class C	$105	$328	$569	$1,259

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in investment grade debt securities. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund varies based on PIMCO's market forecasts and under normal market conditions is not expected to exceed three years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying

PIMCO FUNDS | PROSPECTUS	29

PIMCO Short Duration Municipal Income Fund

assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Municipal Bond Risk: the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal

California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal

30	PROSPECTUS | PIMCO FUNDS

Prospectus

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The I-3 shares of the Fund have not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Bloomberg Barclays 1 Year Municipal Bond Index is the 1 Year (1-2) component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. It is not possible to invest directly in an index. The Lipper Short Municipal Debt Funds Average is a total performance average of Funds tracked by Lipper, Inc. that invest in municipal debt issues with dollar-weighted maturities of less than three years. It does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 2.35%. For the periods shown in the bar chart, the highest quarterly return was 2.68% in the Q1 2009, and the lowest quarterly return was -1.22% in the Q4 2016.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	1.43%	1.10%	1.83%
Institutional Class Return After Taxes on Distributions(1)	1.38%	1.07%	1.78%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	1.57%	1.13%	1.71%
I-2 Return Before Taxes	1.33%	1.00%	1.73%
Class A Return Before Taxes	-1.21%	0.25%	1.18%
Class C Return Before Taxes	-0.27%	0.40%	1.12%
Bloomberg Barclays 1 Year Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	1.74%	0.83%	1.20%
Lipper Short Municipal Debt Funds Average (reflects no deductions for taxes)	1.23%	0.84%	1.46%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by David Hammer and Rachel Betton. Mr. Hammer is an Executive Vice President of PIMCO, and he has managed the Fund since August 2015. Ms. Betton is a Senior Vice President of PIMCO, and she has managed the Fund since January 2020.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	31

PIMCO Short Duration Municipal Income Fund

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 33 of this prospectus.

32	PROSPECTUS | PIMCO FUNDS

Summary of Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange ("NYSE") is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

Institutional Class, I-2 and I-3

The minimum initial investment for Institutional Class, I-2 and I-3 shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.

You may sell (redeem) all or part of your Institutional Class, I-2 and I-3 shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:

■

Sending a written request by regular mail to:
PIMCO Funds
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Funds c/o DST Asset Manager Solutions, Inc.
430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407

■

Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you

■

Sending a fax to our Shareholder Services department at 816.421.2861

■

Sending an e-mail to piprocess@dstsystems.com

Class A and Class C

The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal. Distributions paid by the Fund that are properly designated as "exempt interest dividends" normally will be exempt from federal income taxes, but may not be exempt from the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Firms

If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm's Web site for more information.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	33

PIMCO Funds

Description of Principal Risks

The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries. The principal risks are described in this section. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information (the "SAI") also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Principal Risk	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund	PIMCO Municipal Bond Fund
New/Small Fund	x	x	x	–	–
Interest Rate	x	x	x	x	x
Call	x	x	x	x	x
Credit	x	x	x	x	x
High Yield	x	x	x	x	x
Market	x	x	x	x	x
Issuer	x	x	x	x	x
Liquidity	x	x	x	x	x
Derivatives	x	x	x	x	x
Equity	x	x	x	x	x
Mortgage-Related and Other Asset-Backed Securities	x	x	x	x	x
Issuer Non-Diversification	–	–	–	–	–
Leveraging	x	x	x	x	x
Management	x	x	x	x	x
Municipal Bond	x	x	x	x	x
California State-Specific	x	x	x	x	x
New York State-Specific	–	–	–	x	x
Municipal Project-Specific	x	x	x	x	x
Short Exposure	x	x	x	x	x

34	PROSPECTUS | PIMCO FUNDS

Prospectus

Principal Risk	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund
New/Small Fund	x	–	x
Interest Rate	x	x	x
Call	x	x	x
Credit	x	x	x
High Yield	x	x	–
Market	x	x	x
Issuer	x	x	x
Liquidity	x	x	x
Derivatives	x	x	x
Equity	x	x	x
Mortgage-Related and Other Asset-Backed Securities	x	x	x
Issuer Non-Diversification	–	x	–
Leveraging	x	x	x
Management	x	x	x
Municipal Bond	x	x	x
California State-Specific	x	–	x
New York State-Specific	x	x	x
Municipal Project-Specific	x	x	x
Short Exposure	x	x	x

New/Small Fund Risk

A new or smaller Fund's performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller Funds. New and smaller Funds may also require a period of time before they are fully invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this "ramp-up" period, and may also be more volatile, than would be the case after the Fund is fully invested. Similarly, a new or smaller Fund's investment strategy may require a longer period of time to show returns that are representative of the strategy. New Funds have limited performance histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new or smaller Fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in a Fund's portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value ("NAV") of the Fund's shares.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	35

PIMCO Funds

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are near historically low levels. Thus, Funds currently face a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise.

During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Certain European countries have recently experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if a Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity is an additional measure used to understand a security's or Fund's interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security's price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Call Risk

A Fund that invests in fixed income securities may be subject to call risk. Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by a Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Therefore, if a Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as "high yield securities" or "junk bonds") may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. These securities are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund's ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to "call" or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In addition, the high yield securities in which a Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve

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greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to a Fund. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.

In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Funds to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on a Fund's investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund's investments. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether a specific Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to Funds that invest in fixed income securities. As discussed more under "Interest Rate Risk," interest rates in the U.S. are at or near historically low levels. Any interest rate increases in the future could cause the value of any Fund that invests in fixed income securities to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund and its shareholders.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, a Fund may rely on various third-party sources to calculate its NAV. As a result, a Fund is subject to certain operational risks associated with reliance on service providers and service providers' data sources. In particular, errors or systems failures and other technological issues may adversely impact a Fund's calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. A Fund may be unable to recover any losses associated with such failures.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

Liquidity Risk

The Securities and Exchange Commission defines liquidity risk as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days

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or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. A Fund's investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

In such cases, a Fund, due to regulatory limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund's principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Certain accounts or PIMCO affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these shareholders of their holdings in a Fund may impact the Fund's liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund's brokerage costs.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the SAI. The Funds typically use derivatives as a substitute for taking a position in the underlying asset, as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indexes, sectors, currencies, and/or geographic regions, and/or to reduce exposure to other risks, such as interest rate, credit or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk, and in some cases, may subject a Fund to the potential for unlimited loss. The use of derivatives may cause the Fund's investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund's total investment exposure exceeding the value of its portfolio.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the initial amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty. Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund's obligations or the Fund's exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. In such case, the Fund may lose money.

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Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Fund may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Fund will be subject to increased liquidity and investment risk.

When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Fund's hedging transactions will be effective.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund's derivative transactions, impede the employment of the Fund's deravatives strategies or adversely affect the Fund's performance.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, preferred securities, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.

Mortgage-Related and Other Asset-Backed Securities Risk

Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers increases risk. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified." Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. In accordance with federal securities laws, rules, and staff positions, PIMCO will mitigate its leveraging risk by segregating or "earmarking" liquid assets or otherwise covering transactions that may give rise to such risk. The Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a

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Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund's investment returns, resulting in greater losses. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent a Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time.  The loss of services of one or more key employees of PIMCO could have an adverse impact on the Fund's ability to realize its investment objective.

Municipal Bond Risk

A Fund that invests in Municipal Bonds may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of bankruptcy of such an issuer, a Fund investing in the issuer's securities could experience delays in collecting principal and interest, and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may, in some instances, take possession of, and manage, the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. Municipal Bonds are subject to interest rate, credit and market risk.

Because many Municipal Bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal Bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal Bonds are subject to the risk that the Internal Revenue Service (the "IRS") may determine that an issuer has not complied with applicable tax requirements and that interest from the Municipal Bond is taxable, which may result in a significant decline in the value of the security. Municipal Bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of Municipal Bond issuers than for issuers of other securities, and the investment performance of a Fund investing in Municipal Bonds may therefore be more dependent on the analytical abilities of PIMCO than if the Fund held other types of investments such as stocks or taxable bonds. The secondary market for Municipal Bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect a Fund's ability to sell Municipal Bonds it holds at attractive prices or value Municipal Bonds.

California State-Specific Risk

A Fund that concentrates its investments in California Municipal Bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California Municipal Bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

New York State-Specific Risk

A Fund that concentrates its investments in New York Municipal Bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York's economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York Municipal Bonds have experienced serious

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financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse affect on New York Municipal Bonds held by such Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

Municipal Project-Specific Risk

A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in general obligation bonds, particularly if there is a large concentration from issuers in a single state. This is because the value of municipal securities can be significantly affected by the political, economic, legal, and legislative realities of the particular issuer's locality or municipal sector events. In addition, a significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipal securities. Similarly, changes to state or federal regulation tied to a specific sector, such as the hospital sector, could have an impact on the revenue stream for a given subset of the market.

Municipal securities are also subject to interest rate, credit, and liquidity risk.

Interest Rate Risk. The value of municipal securities, similar to other fixed income securities, will likely drop as interest rates rise in the general market. Conversely, when rates decline, bond prices generally rise.

Credit Risk. The risk that a borrower may be unable to make interest or principal payments when they are due. Funds that invest in municipal securities rely on the ability of the issuer to service its debt. This subjects a Fund to credit risk in that the municipal issuer may be fiscally unstable or exposed to large liabilities that could impair its ability to honor its obligations. Municipal issuers with significant debt service requirements, in the near-to mid-term; unrated issuers and those with less capital and liquidity to absorb additional expenses may be most at risk. A Fund that invests in lower quality or high yield municipal securities may be more sensitive to the adverse credit events in the municipal market. The treatment of municipalities in bankruptcy is more uncertain, and potentially more adverse to debt holders, than for corporate issues.

Liquidity Risk. The risk that investors may have difficulty finding a buyer when they seek to sell, and therefore, may be forced to sell at a discount to the market value. Liquidity may sometimes be impaired in the municipal market and Funds that primarily invest in municipal securities may find it difficult to purchase or sell such securities at opportune times. Liquidity can be impaired due to interest rate concerns, credit events, or general supply and demand imbalances.  These adverse developments sometimes cause a Fund to endure higher redemption rates. Depending on the particular issuer and current economic conditions, municipal securities could be deemed more volatile investments.

In addition to general municipal market risks, different municipal sectors may face different risks. For instance, general obligation bonds are secured by the full faith, credit, and taxing power of the municipality issuing the obligation. As such, timely payment depends on the municipality's ability to raise tax revenue and maintain a fiscally sound budget. The timely payments may also be influenced by any unfunded pension liabilities or other post-employee benefit plan (OPEB) liabilities.

Revenue bonds are secured by special tax revenues or other revenue sources. If the specified revenues do not materialize, then the bonds may not be repaid.

Private activity bonds are yet another type of municipal security. Municipalities use private activity bonds to finance the development of industrial facilities for use by private enterprise. Principal and interest payments are to be made by the private enterprise benefitting from the development, which means that the holder of the bond is exposed to the risk that the private issuer may default on the bond.

Moral obligation bonds are usually issued by special purpose public entities. If the public entity defaults, repayment becomes a "moral obligation" instead of a legal one. The lack of a legally enforceable right to payment in the event of default poses a special risk for a holder of the bond because it has little or no ability to seek recourse in the event of default.

Municipal notes are similar to general municipal debt obligations, but they generally possess shorter terms. Municipal notes can be used to provide interim financing and may not be repaid if anticipated revenues are not realized.

Short Exposure Risk

A Fund's short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero.

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By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund's exposure to long security positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.

In times of unusual or adverse market, economic, regulatory or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. Also, there is the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the SAI for information about the availability of the complete schedule of each Fund's holdings.

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Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as investment adviser, the "Investment Adviser," and serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees of PIMCO Funds (the "Trust"), PIMCO is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters.

PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2019, PIMCO had approximately $1.84 trillion in assets under management.

Management Fees

Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables reflect both an advisory fee and a supervisory and administrative fee. For the fiscal year ended March 31, 2019, the Funds paid monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets attributable to each class's shares taken separately):

	Management Fees
Fund Name	Inst Class	I-2	I-3	Class A	Class C
PIMCO California Intermediate Municipal Bond Fund	0.445%	0.545%	N/A	0.525%	0.525%
PIMCO California Municipal Bond Fund	0.44%	0.54%	N/A	0.54%	0.54%
PIMCO California Short Duration Municipal Income Fund	0.33%	0.43%	N/A	0.48%	N/A
PIMCO High Yield Municipal Bond Fund	0.55%	0.65%	0.75%	0.60%	0.60%
PIMCO Municipal Bond Fund	0.44%	0.54%	0.64%	0.50%	0.50%
PIMCO National Intermediate Municipal Bond Fund	0.45%	0.55%	N/A	0.55%	0.55%
PIMCO New York Municipal Bond Fund	0.445%	0.545%	0.645%	0.525%	0.525%
PIMCO Short Duration Municipal Income Fund	0.33%	0.43%	0.53%	0.48%	0.48%

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Advisory Fee. Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2019, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees(1) All Classes
PIMCO California Intermediate Municipal Bond Fund	0.225%
PIMCO California Municipal Bond Fund	0.21%
PIMCO California Short Duration Municipal Income Fund	0.18%
PIMCO High Yield Municipal Bond Fund	0.30%
PIMCO Municipal Bond Fund	0.20%
PIMCO National Intermediate Municipal Bond Fund	0.22%
PIMCO New York Municipal Bond Fund	0.225%
PIMCO Short Duration Municipal Income Fund	0.18%

1 For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 76.

A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contract is available in the Funds' Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2018.

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Supervisory and Administrative Fee. Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	43

PIMCO Funds

administrative fee paid by the Funds. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended March 31, 2019, the Funds paid PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class's shares taken separately):

	Supervisory and Administrative Fee(1)
Fund	Inst Class	I-2	I-3	Class A	Class C
PIMCO California Intermediate Municipal Bond Fund	0.22%	0.32%	N/A	0.30%	0.30%
PIMCO California Municipal Bond Fund	0.23%	0.33%	N/A	0.33%	0.33%
PIMCO California Short Duration Municipal Income Fund	0.15%	0.25%	N/A	0.30%	N/A
PIMCO High Yield Municipal Bond Fund	0.25%	0.35%	0.45%	0.30%	0.30%
PIMCO Municipal Bond Fund	0.24%	0.34%	0.44%	0.30%	0.30%
PIMCO National Intermediate Municipal Bond Fund	0.23%	0.33%	N/A	0.33%	0.33%
PIMCO New York Municipal Bond Fund	0.22%	0.32%	0.42%	0.30%	0.30%
PIMCO Short Duration Municipal Income Fund	0.15%	0.25%	0.35%	0.30%	0.30%

1 For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 76.

Expense Limitation Agreement

Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of each Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the "Expense Limit") (calculated as a percentage of average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the "Reimbursement Amount") during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

Fee Waiver Agreement

PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

44	PROSPECTUS | PIMCO FUNDS

Prospectus

Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience

PIMCO California Intermediate Municipal Bond
PIMCO California Municipal Bond
PIMCO California Short Duration Municipal Income
PIMCO High Yield Municipal Bond
PIMCO Municipal Bond
PIMCO National Intermediate Municipal Bond
PIMCO New York Municipal Bond
PIMCO Short Duration Municipal Income

	Rachel Betton	1/20 1/20 1/20 1/20 1/20 1/20 1/20 1/20

Senior Vice President, PIMCO. Ms. Betton is a member of the municipal bond portfolio management team. Prior to joining PIMCO in 2013, she was a municipal high yield and distressed trader at Morgan Stanley. Additionally, she was a public finance banker, focusing on municipal asset-backed securitizations and revenue-backed credits in the Midwest. She has investment and financial services experience since 2006 and holds an undergraduate degree from Wesleyan University.

PIMCO California Intermediate Municipal Bond
PIMCO California Municipal Bond
PIMCO California Short Duration Municipal Income
PIMCO High Yield Municipal Bond
PIMCO Municipal Bond
PIMCO National Intermediate Municipal Bond
PIMCO New York Municipal Bond
PIMCO Short Duration Municipal Income

	David Hammer	6/16 8/15 8/15 8/15 8/15 6/16 8/15 8/15

Executive Vice President, PIMCO. Mr. Hammer is the head of the municipal bond portfolio management team. He rejoined PIMCO in May 2015 after serving as Managing Director and Head of Municipal Trading, Risk Management and Research at Morgan Stanley, and previously he was a Senior Vice President of PIMCO. Prior to joining PIMCO in 2012, he was an Executive Director for Morgan Stanley, where he served as head of the high yield and distressed municipal bond trading group.

Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Investment Adviser, the Distributor (as defined below), the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor summary prospectus, the Trust's SAI, any contracts filed as exhibits to the Trust's registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend this, or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust's then-current prospectus or SAI.

Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC"). Please note all direct account requests or inquiries should be mailed to the Trust's transfer agent at P.O. Box 219294, Kansas City, MO 64121-9294 and should not be mailed to the Distributor.

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PIMCO Funds

Classes of Shares

Class A, Class C, Institutional Class, I-2 and I-3 shares of the Funds are offered in this prospectus. Each share class represents an investment in the same Fund, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment, the expenses borne by each class, which are detailed in the fee table and example at the front of this prospectus, any initial sales charge or contingent deferred sales charge (CDSC) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. Individual investors can generally invest in Class A and Class C shares. Class C shares of each Fund will automatically convert into Class A shares of the same Fund after they have been held for ten years. In addition, any Class C shares held in Orphaned Accounts (as defined below) will automatically convert into Class A shares of the same Fund. Certain shareholder accounts are maintained with the Trust's Transfer Agent and list a broker-dealer of record ("Prior Broker-Dealer of Record") other than the Distributor, and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the Trust and the Distributor becoming the default dealer of record for such account, then such account would be referred to as an "Orphaned Account." These automatic conversions will be executed without any sales charge, fee or other charge. After such a conversion takes place, the shares will be subject to all features and expenses of Class A shares. Only certain investors may purchase Institutional Class, I-2 and I-3 shares.

The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Distributor or a financial firm. More information regarding sales charge waivers and discounts is summarized below.

The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial firms for distribution and other services. More information about the Trust's multi-class arrangements is included in the SAI and can be obtained free of charge by visiting pimco.com or by calling 888.87.PIMCO.

Sales Charges

Initial Sales Charges — Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial firm in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the NAV of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you obtain the proper "breakpoint" discount.

PIMCO California Intermediate Municipal Bond,  PIMCO California Municipal Bond, PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond and PIMCO New York Municipal Bond Funds — Class A shares

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $100,000	2.25%	2.30%
$100,000 but under $250,000	1.25%	1.27%
$250,000 +	0.00%*	0.00%*

* As shown, investors that purchase $250,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, certain purchasers of $250,000 or more of Class A shares may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed during the first 12 months after their purchase. See "Contingent Deferred Sales Charges - Class A Shares" below.

PIMCO California Short Duration Municipal Income and PIMCO Short Duration Municipal Income Funds – Class A shares

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $100,000	2.25%	2.30%
$100,000 but under $250,000	1.25%	1.27%
$250,000+	0.00%*	0.00%*

* As shown, investors that purchase $250,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, certain purchasers of $250,000 or more of Class A shares may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed during the first 12 months after their purchase. If the financial firm through which such investors purchased their shares does not receive any upfront commission from the Distributor at the time of purchase, such investors will not be subject to a contingent deferred sales charge upon redemption. See "Contingent Deferred Sales Charges - Class A Shares" below.

All other Funds — Class A Shares

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $100,000	3.75%	3.90%
$100,000 but under $250,000	3.25%	3.36%
$250,000 but under $500,000	2.25%	2.30%
$500,000 but under $1,000,000	1.75%	1.78%
$1,000,000 +	0.00%*	0.00%*

* As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, certain purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after their purchase. See "Contingent Deferred Sales Charges – Class A Shares" below.

46	PROSPECTUS | PIMCO FUNDS

Prospectus

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, Right of Accumulation (Cumulative Quantity Discount), Letter of Intent or Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of the Trust or PIMCO Equity Series that offer Class A shares (other than the PIMCO Government Money Market Fund) (collectively, "Eligible Funds"), are summarized below and are described in greater detail in the SAI.

Combined Purchase Privilege and Right of Accumulation (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase (the "Combined Purchase Privilege"). In addition, a Qualifying Investor may obtain a reduced sales charge on Class A shares by adding the purchase value of Class A shares of an Eligible Fund with the current aggregate NAV of all Class A and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor (the "Right of Accumulation" or "Cumulative Quantity Discount").

The term "Qualifying Investor" refers to:

1.

an individual, such individual's spouse or domestic partner, as recognized by applicable state law, or such individual's children under the age of 21 years (each a "family member") (including family trust* accounts established by such a family member); or

2.

a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or

3.

an employee benefit plan of a single employer.

* For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege, Right of Accumulation or Letter of Intent, a "family trust" is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is/are the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is/are the trustee(s).

Please see the SAI for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent. Investors may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses intent to invest not less than $50,000 (or $100,000 in the case of those funds with an initial sales charge breakpoint at $100,000) within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000 (except for Class A shares of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond and PIMCO Short Duration Municipal Income Funds for which the maximum intended investment amount is $250,000). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. The value of the investor's account(s) linked to a Letter of Intent will be included at the start date of the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased. Redemptions during the LOI period will not count against the shareholder, but a CDSC may be charged for LOIs of $1,000,000.

In making computations concerning the amount purchased for purposes of a Letter of Intent, the Right of Accumulation value of eligible accounts will be included in the computation when the Letter of Intent begins in addition to purchases made during the Letter of Intent Period.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption date. The limitations and restrictions of this program are fully described in the SAI.

Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the public offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Right of Accumulation (Cumulative Quantity Discount).

Sales at Net Asset Value. In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including: individuals or accounts having certain relationships with the Trust, certain of its affiliates, PIMCO Equity Series, certain broker-dealers or the Distributor; individuals purchasing shares through certain types of omnibus or wrap accounts; investors engaging in certain transactions related to IRAs or other qualified retirement plan accounts; investors making certain purchases following the announcement of a Fund or share class liquidation or following certain share class conversions; and any other person for which the Distributor determines that there will be minimal cost borne by the Distributor associated with the sale. Please see the SAI for additional details.

If you are eligible to buy both Class A shares and Institutional Class shares, you should buy Institutional Class shares because Class A shares may be subject to sales charges and an annual 0.25% service fee.

Required Shareholder Information and Records. In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial firm must notify the Fund that the investor qualifies for such a reduction. If the Fund is not notified that the investor is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the investor's account. An investor may have to provide certain information or records to his or her financial firm or the Fund to verify the investor's eligibility for breakpoint discounts or sales charge waivers. An investor may be asked to provide information or records,

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	47

PIMCO Funds

including account statements, regarding shares of the Funds or other Eligible Funds held in:

■

all of the investor's accounts held directly with the Trust or through a financial firm;

■

any account of the investor at another financial firm; and

■

accounts of Qualifying Investors, at any financial firm.

The SAI provides additional information regarding eliminations of and reductions in sales loads associated with Eligible Funds. You can obtain the SAI free of charge from PIMCO by written request, by visiting pimco.com or by calling 888.87.PIMCO.

Contingent Deferred Sales Charges

Class A Shares

Unless you are eligible for a waiver, if you purchase $1,000,000 ($250,000 in the case of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond and PIMCO New York Municipal Bond Funds) or more of Class A shares (and, thus, pay no initial sales charge) of a Fund other than the PIMCO California Short Duration Municipal Income and PIMCO Short Duration Municipal Income Funds, you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 12 months of their purchase. Unless you are eligible for a waiver, if you purchase $250,000 or more of Class A shares (and, thus, pay no initial sales charge) of the PIMCO California Short Duration Municipal Income and PIMCO Short Duration Municipal Income Funds, you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 12 months of their purchase. If the financial firm through which you purchased your shares does not receive any upfront commission from the Distributor at the time of purchase, you will not be subject to a CDSC upon redemption. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See "Reductions and Waivers of Initial Sales Charges and CDSCs" below.

Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. If you invest in Class C shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you are credited with the proper holding period for the shares redeemed.

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%

How CDSCs will be Calculated

A CDSC is imposed on redemptions of Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

■

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

■

For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund's NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

■

CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

■

In determining whether a CDSC is payable, it is assumed that you will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class C CDSC:

■

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class C shares of a Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 1%, the Class C CDSC would be $20.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. See "Sales at Net Asset Value" above for information on Class A initial sales charges. CDSCs on Class A and Class C shares may be reduced or waived in certain circumstances, including for: redemptions in connection with certain distributions, withdrawals or returns of excess contributions from or exchanges to certain retirement plan accounts or IRAs; certain redemptions following death or disability; certain redemptions of shares subject to an Automatic Withdrawal Plan; redemptions by individuals having certain relationships with the Trust, certain of its affiliates, PIMCO Equity Series or the Distributor; redemptions effected by a Fund as a result of an account not satisfying applicable minimum account size requirements; redemptions in connection with certain reorganizations and liquidations; redemptions by certain shareholders demonstrating hardship, as determined in the sole discretion of the Trust; certain intra-fund exchanges of Class A shares for Institutional Class shares; redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a financial firm with which the Distributor has an agreement with respect to such purchases; and certain redemptions effected by fiduciaries who have purchased shares for certain accounts. In addition, investors will not be subject to CDSCs for certain transactions where the Distributor did not pay at the time of

48	PROSPECTUS | PIMCO FUNDS

Prospectus

purchase the amount it normally would have to the broker-dealer. Please see the SAI for additional details.

A redemption by a Class A shareholder who purchased, through a financial firm, $250,000 or more of Class A shares of the PIMCO California Short Duration Municipal Income and PIMCO Short Duration Municipal Income Funds (and, thus, did not pay an initial sales charge) will not be subject to a CDSC where the Distributor did not pay at the time of purchase an upfront commission to the financial firm but began paying distribution and/or shareholder services fees immediately.

Shares Purchased or Held Through Financial Firms

The availability of sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. The Funds' sales charge waivers and discounts disclosed in this Prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial firms unless otherwise specified in Appendix B. The sales charge waivers and discounts available through certain other financial firms are set forth in Appendix B to this Prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Distributor or certain other financial firms. Please contact your financial firm for more information regarding sales charge waivers and discounts available to you and the financial firm's related policies and procedures.

No Sales Charges — Institutional Class, I-2 and I-3 Shares

The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Institutional Class, I-2 or I-3 shares. Only certain investors are eligible to purchase these share classes. Your financial advisor or financial firm can help you determine if you are eligible to purchase Institutional Class, I-2 or I-3 shares. You can also call 888.87.PIMCO.

An investor transacting in Institutional Class, I-2 or I-3 shares may be required to pay a commission to a broker or other financial firm. Other share classes of the Funds that have different fees and expenses are available.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances, and "wrap account" programs established with broker-dealers or other financial firms may purchase Institutional Class, I-2 or I-3 shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

I-2 shares are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as certain asset allocation, wrap fee and other similar programs. I-2 shares may also be offered through broker-dealers and other financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Funds. I-2 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder's I-2 shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific I-2 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-2 shares.

I-3 shares of the Funds are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as mutual fund supermarkets or other no transaction fee platforms. I-3 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder's I-3 shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific I-3 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-3 shares.

Distribution and Servicing (12b-1) Plans

Class A and Class C shares. The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares ("distribution fees") and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans ("12b-1 Plans") adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

Class A shares pay only servicing fees. Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

Class A	Servicing Fee	Distribution Fee
All Funds	0.25%	0.00%

Class C	Servicing Fee	Distribution Fee
PIMCO Municipal Bond Fund	0.25%	0.50%
PIMCO National Intermediate Municipal Bond Fund	0.25%	0.50%
PIMCO Short Duration Municipal Income Fund	0.25%	0.30%
All other Funds	0.25%	0.75%

Because distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class C shares do not pay initial sales charges, the distribution fees payable

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PIMCO Funds

on Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares.

Servicing Arrangements

Shares of the Funds may be available through broker-dealers, banks, trust companies, insurance companies and other financial firms that have entered into shareholder servicing arrangements with respect to the Funds. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. These financial firms provide varying investment products, programs, platforms and accounts, through which investors may purchase, redeem and exchange shares of the Funds. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular firm's products, programs, platform and accounts.

PIMCO and/or its affiliates may make payments to financial firms for the shareholder services provided. These payments are made out of PIMCO's resources, including the supervisory and administrative fees paid to PIMCO under the Funds' supervision and administration agreement. The actual services provided by these firms, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the financial firm and/or a percentage of the value of shares held by investors through the firm. Please see the SAI for more information.

These payments may be material to financial firms relative to other compensation paid by the Funds, PIMCO and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service (12b-1) fees, revenue sharing or "shelf space" fees and event support, other non-cash compensation and charitable contributions paid to or at the request of such firms (described below). Also, the payments may differ depending on the Fund or share class and may vary from amounts paid to the Funds' transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not control these financial firms' provision of the services for which they are receiving payments.

These financial firms may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Funds. These additional fees may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each financial firm is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial firms or participants in programs serviced by them should contact the financial firm for information regarding these fees and conditions.

Other Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or "reallowed" to the financial firm, including their financial advisors through which you purchase your shares. With respect to Class C shares, the financial firms are also paid at the time of your purchase a commission of up to 1.00% of your investment in such share class. Please see the SAI for more details.

Revenue Sharing/Marketing Support. The Distributor or PIMCO (for purposes of this subsection only, collectively, "PIMCO") make payments and provide other incentives to financial firms as compensation for services such as providing the Funds with "shelf space," or a higher profile for the financial firms' financial advisors and their customers, placing the Funds on the financial firms' preferred or recommended fund list, granting PIMCO access to the financial firms' financial advisors and furnishing marketing support and other specified services. These payments may be significant to the financial firms.

A number of factors are considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or other funds sponsored by PIMCO together or a particular class of shares, during a specified period of time. PIMCO also makes payments to one or more financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the Funds and the quality of the financial firm's relationship with PIMCO and/or its affiliates.

The additional payments described above are made from PIMCO's (or its affiliates') own assets (and sometimes, therefore referred to as "revenue sharing") pursuant to agreements with financial firms and do not change the price paid by investors for the purchase of a Fund's shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds or other PIMCO-sponsored funds. With respect to Class A and Class C shares, except as described in the following paragraph, the level of payments made to a financial firm will vary and generally will not exceed in any billing period the sum of: (a) 0.10% of gross sales of Class A and Class C shares of the Trust and PIMCO Equity Series by such financial firm; and (b) an annual rate of 0.03% of the assets attributable to that financial firm invested in Class A and Class C shares of the funds of the Trust and funds of PIMCO Equity Series (as determined by the contractual arrangement between the parties) (the "10/3 cap"). In certain cases, the payments described in the preceding sentence are subject to minimum payment levels or vary based on the advisory fee or total expense ratio of the relevant Fund(s). In lieu of payments pursuant to the foregoing formula, PIMCO or its affiliates makes, in certain instances, payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formula.

Financial firms with a combined AUM in excess of $5 billion in Class A, Class C and I-2 shares of funds of the Trust and PIMCO Equity Series that have a written agreement with PIMCO to receive revenue sharing payments on the applicable share class (for purposes of this paragraph, "Eligible Firms") are eligible for marketing support payments beyond those described

50	PROSPECTUS | PIMCO FUNDS

Prospectus

in the preceding paragraph on certain Eligible Assets (as defined below). The total payment in any billing period (as determined by the contractual arrangement between the parties) to any Eligible Firm with an agreement to receive revenue sharing payments on I-2 shares generally shall not exceed 0.05% of the combined Eligible Assets of Class A, Class C and I-2 shares of the funds of the Trust and PIMCO Equity Series. Should any Eligible Firm not collect marketing support on I-2 shares, the total payment to such Eligible Firm generally shall not exceed the greater of: (a) 0.05% of Eligible Assets of Class A and Class C shares of funds of the Trust and funds of PIMCO Equity Series; or (b) the 10/3 cap with respect to Class A and Class C shares only. With respect to the Eligible Firms receiving marketing support payments with respect to I-2 shares pursuant to this paragraph, payments may be lower for particular funds of the Trust or funds of PIMCO Equity Series as compared to other funds of the Trust or funds of PIMCO Equity Series. "Eligible Assets" for purposes of this paragraph are all assets of Class A, Class C and I-2 shares of funds of the Trust and funds of PIMCO Equity Series attributable to such Eligible Firm less any such assets attributable to the Eligible Firm that the Eligible Firm instructs PIMCO in writing to exclude. Although these payments are made from PIMCO's own assets, in some cases the levels of such payments may vary by Fund or share class in relation to advisory fees, total annual operating expenses or other payments made by the Fund or share class to PIMCO. These additional payments by PIMCO may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds.

Model Portfolios. Payments for revenue sharing, in certain circumstances, may also be made to financial firms in connection with the marketing and sale of model portfolios developed by PIMCO or servicing of accounts tracking such model portfolios. Such payments relate to assets under management, the advisory fee, the total expense ratio, or sales of any share class, of the Funds in such PIMCO-developed models. The cap rates set forth under "Revenue Sharing/Marketing Support" above do not apply to payments for the marketing and sale of model portfolios.

Ticket Charges. In addition to revenue sharing payments, PIMCO makes payments to financial firms in connection with certain transaction fees (also referred to as "ticket charges") incurred by the financial firms.

Event Support; Other Non-Cash Compensation; Charitable Contributions. In addition to the payments described above, PIMCO pays and/or reimburses, at its own expense, financial firms' sponsorship and/or attendance at conferences, seminars or informational meetings ("event support"), provides financial firms or their personnel with occasional tickets to events or other entertainment, meals and small gifts or pays or provides reimbursement for reasonable travel and lodging expenses for attendees of PIMCO educational events ("other non-cash compensation"), and makes charitable contributions to valid charitable organizations at the request of financial firms ("charitable contributions") to the extent permitted by applicable law, rules and regulations.

Visits; Training; Education. In addition to the payments described above, wholesaler representatives and employees of PIMCO or its affiliates visit financial firms on a regular basis to educate financial advisors and other personnel about the Funds and to encourage the sale or recommendation of Fund shares to their clients. PIMCO may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a financial firm's financial advisors and other personnel.

Platform Support; Leads; Consultant Services. PIMCO also may make payments or reimbursements to financial firms or their affiliated companies, which may be used for their platform development, maintenance, improvement and/or the availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, eligibility for inclusion on sample fund line-ups, trading or order taking platforms and related infrastructure/technology and/or legal, risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, "platform support"), or for various studies, surveys, industry data, research and information about, and contact information for, particular financial advisors who have sold, or may in the future sell, shares of the Funds or other PIMCO-advised funds (i.e., "leads"). Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Funds with such financial firms' affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Funds or in other products sponsored or distributed by PIMCO or its affiliates. In addition, PIMCO may pay investment consultants or their affiliated companies for certain services including technology, operations, tax, or audit consulting services and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms (collectively, "consultant services").

Payments. Payments for items including event support, platform support, leads and consultant services (but not including certain account services), as well as revenue sharing, are, in certain circumstances, bundled and allocated among these categories in PIMCO's discretion. Portions of such bundled payments allocated by PIMCO to revenue sharing shall remain subject to the percentage limitations on revenue sharing payments disclosed above. The financial firms receiving such bundled payments may characterize or allocate the payments differently from PIMCO's internal allocation.

If investment advisers, distributors or affiliated persons of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial advisors may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial advisors also may have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Fund shares through a financial firm should consult with the shareholder's financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial advisor.

Although the Funds may use financial firms that sell Fund shares to effect transactions for the Funds' portfolios, the Funds and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

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For further details about payments made by PIMCO to financial firms, please see the SAI.

Purchases, Redemptions and Exchanges

The following section provides basic information about how to purchase, redeem and exchange shares of the Funds.

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the SAI, which can be obtained free of charge by written request to the Funds at P.O. Box 219294, Kansas City, MO 64121-9294, visiting pimco.com or by calling 888.87.PIMCO. The SAI provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

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Automated telephone and wire transfer procedures

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Automatic purchase, exchange and withdrawal programs

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A link from your PIMCO Fund account to your bank account

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Special arrangements for tax-qualified retirement plans

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Investment programs which allow you to reduce or eliminate the initial sales charges

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Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

In addition to the other methods and notwithstanding any limitations described herein, shareholders with eligible Fund direct accounts may purchase Class A and Class C shares, and redeem (sell) and exchange Class A and Class C shares, by accessing their accounts online at pimco.com/MyAccountAccess.  Shareholders with eligible Fund direct accounts in the Institutional class may purchase, redeem (sell) and exchange shares by accessing their accounts online at pimco.com/InstitutionalAccountAccess. Accordingly, an investor must first establish a Fund direct account by completing and mailing the appropriate account application. Online redemptions are not available for all Fund direct accounts because in certain cases, a signature guarantee may be required.

If a shareholder elects to use Account Access to effect transactions for their Fund direct account, the shareholder will be required to establish and use a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. A Fund will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during drastic economic or market changes or during other times when communications may be under unusual stress. Please see the Funds' SAI for additional terms, conditions and considerations.

If a shareholder elects not to use Account Access to view their account or effect transactions, the shareholder should not establish online account access.  If online account access has already been established and the client no longer wants the account accessible online, the client can call 888.87.PIMCO and request to suspend online access.

The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The Trust or the Distributor may lower or waive the minimum initial or subsequent investment for certain categories of investors at their discretion. Please see the SAI for details.

The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The Trust or the Distributor may lower or waive the minimum initial or subsequent investment for certain categories of investors at their discretion. Please see the SAI for details.

Purchasing Shares — Class A and Class C

You can purchase Class A or Class C shares of the Funds in the following ways:

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Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm.

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Through the Distributor. You should discuss your investment with your financial advisor before you make a purchase to be sure the Fund is appropriate for you. To make direct investments, your broker-dealer or other financial firm must open an account with the Trust and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

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Investment Minimums — Class A and Class C Shares. The following investment minimums apply for purchases of Class A and Class C shares.

To invest directly by mail, specified benefit plans should send a check payable to the PIMCO Family of Funds, along with a completed Account Application to the Trust by mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight courier to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.

The Funds accept all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to the PIMCO Family of Funds and should clearly indicate the relevant account number. Please call the Funds at 888.87.PIMCO if you have any questions regarding purchases by mail.

The Funds reserve the right to require payment by wire, Automatic Clearing House (ACH) or U.S. bank check. The Funds generally do not accept payments made by cash, money order, temporary/starter checks, third-party checks, credit card checks, traveler's check, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

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Prospectus

The SAI describes a number of additional ways you can make direct investments, including through the PIMCO Funds Automatic Investment Plan and ACH Network. You can obtain the SAI free of charge from the Funds by written request to the address above, visiting pimco.com or by calling 888.87.PIMCO.

Purchasing Shares — Institutional Class, I-2 and I-3

Eligible investors may purchase Institutional Class, I-2 and I-3 shares of the Funds at the relevant NAV of that class without a sales charge. See "No Sales Charges — Institutional Class, I-2 and I-3 Shares" above.

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 Investment Minimums — Institutional Class, I-2 and I-3 Shares. The following investment minimums apply for purchases of Institutional Class, I-2 and I-3 shares.

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Initial Investment. Investors who wish to invest in Institutional Class shares may obtain an Account Application online at pimco.com or by calling 888.87.PIMCO. I-2 and I-3 shares are only available through financial firms. See "No Sales Charges — Institutional Class, I-2 and I-3 Shares." The completed Account Application may be submitted using the following methods:

Facsimile: 816.421.2861

Regular Mail:
    PIMCO Funds
    P.O. Box 219024
    Kansas City, MO 64121-9024

Overnight Mail:
    PIMCO Funds
    c/o DST Asset Manager Solutions, Inc.
    430 W. 7th Street, STE 219024
    Kansas City, MO 64105-1407

E-mail: piprocess@dstsystems.com

Except as described below, an investor may purchase Institutional Class shares only by wiring federal funds to:

PIMCO Funds c/o State Street Bank & Trust Co.
One Lincoln Street, Boston, MA 02111
ABA: 011000028
DDA: 9905-7432
ACCT: Investor PIMCO Account Number
FFC: Name of Investor and Name of Fund(s) in which you wish to invest

Before wiring federal funds, the investor must provide order instructions to the Transfer Agent by facsimile at 816.421.2861, by telephone at 888.87.PIMCO or by e-mail at piprocess@dstsystems.com (if an investor elected this option at account opening or subsequently in writing). In order to receive the current day's NAV, order instructions must be received in good order prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) ("NYSE Close"). Instructions must include the name and signature of an authorized person designated on the Account Application ("Authorized Person"), account name, account number, name of Fund and share class and amount being wired. Failure to send the accompanying wire on the same day may result in the cancellation of the order. A wire received without order instructions generally will not be processed and may result in a return of wire; however, PIMCO may determine in its sole discretion to process the order based upon the information contained in the wire.

An investor may place a purchase order for shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by PIMCO or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with the Trust on behalf of its customers.

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Additional Investments. An investor may purchase additional Institutional Class shares of the Funds at any time by sending a facsimile or e-mail or by calling the Transfer Agent and wiring federal funds as outlined above. Eligible Institutional Class shareholders may also purchase additional shares online at pimco.com/InstitutionalAccountAccess. Contact your financial firm for information on purchasing additional I-2 or I-3 shares.

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Other Purchase Information. Purchases of a Fund's Institutional Class, I-2 and I-3 shares will be made in full and fractional shares.

Purchasing Shares — Additional Information

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

In the interest of economy and convenience, certificates for shares will not be issued.

Redeeming Shares — Class A and Class C

You can redeem (sell) Class A or Class C shares of the Funds in the following ways:

■

Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

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Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Class A and Class C shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an

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amount of $10 million or more must be submitted in writing by an Authorized Person.

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Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request, you must send the following items to the PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294:

1.

a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

2.

for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Validation" below;

3.

any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

4.

any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 888.87.PIMCO before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request if they are held in "street name" accounts—you must redeem through your financial firm.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Validation" below.
The SAI describes a number of additional ways you can redeem your shares, including:

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Telephone requests to the Transfer Agent

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Online Account Access

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Expedited wire transfers

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Automatic Withdrawal Plan

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Automated Clearing House (ACH) Network

Unless you specifically elect otherwise, your initial Account Application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and ACH privileges, you must specifically elect the particular option on your Account Application and satisfy certain other requirements. The SAI describes each of these options and provides additional information about selling shares.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial firm, that firm may charge you a commission or other fee for processing your redemption request.

Redeeming Shares — Institutional Class

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Redemptions in Writing. Investors may redeem (sell) Institutional Class shares by sending a facsimile, written request or e-mail as follows:

Facsimile: 816.421.2861
Regular Mail:
    PIMCO Funds
    P.O. Box 219024
    Kansas City, MO 64121-9024
Overnight Mail:
    PIMCO Funds
    c/o DST Asset Manager Solutions, Inc.
    430 W. 7th Street, STE 219024
    Kansas City, MO 64105-1407
E-mail: piprocess@dstsystems.com

The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed or made by an Authorized Person.

Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions as a procedure designed to confirm that instructions are genuine.

All redemptions, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares — Additional Information."

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Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Institutional Class shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing him or herself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting

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on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that shareholders will be unable to redeem their shares by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares — Additional Information."

An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a letter of instruction signed by an Authorized Signer. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier. Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Redemptions Online

An investor may redeem Institutional Class shares through their account online. To access your online account, please log onto pimco.com/InstitutionalAccountAccess and enter your account information and personal identification data.

Redeeming Shares — I-2 and I-3

An investor may redeem (sell) I-2 or I-3 shares through the investor's financial firm.  Investors do not pay any fees or other charges to the Trust when selling I-2 or I-3 shares.  Please contact the financial firm for details.

A financial firm is obligated to transmit an investor's redemption orders to the Transfer Agent promptly and is responsible for ensuring that a redemption request is in proper form. The financial firm will be responsible  for furnishing all necessary documentation to the Transfer Agent and may charge for its services.

Redeeming Shares — Additional Information

Redemptions of all Classes of Fund shares may be made on any day the NYSE is open, but may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

In addition, a temporary hold may be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term "Specified Adult" refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Following the receipt of a redemption request, redemption proceeds will normally be mailed to the redeeming shareholder within three calendar days or, in the case of wire transfer or ACH redemptions, will normally be sent to the designated bank account within one business day. Institutional Class shareholders may only receive redemption proceeds via wire transfer or ACH redemptions. ACH redemptions may be received by the bank on the second or third business day following a redemption request, but in either case may take up to seven days. In cases where shares have recently been purchased by personal check (Class A or Class C shareholders only), redemption proceeds may be withheld until the check has been collected, which may take up to 10 calendar days. To avoid such withholding, investors in Class A or  Class C shares should purchase shares by certified or bank check or by wire transfer.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of Authorized Persons designated on the completed Account Application that are required to effect a redemption, and accompanied by a signature validation, as determined in accordance with the Trust's procedures, as more fully described below.

Retirement plan sponsors, participant recordkeeping organizations and other financial firms may also impose their own restrictions, limitations or fees in connection with transactions in the Funds' shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees that are imposed in connection with transactions in Fund shares.

In order to meet redemption requests, the Funds typically expect to use a combination of sales of portfolio assets, holdings of cash and cash equivalents (including cash flows into Funds) and financing transactions (such as reverse repurchase agreements).These methods of meeting redemption requests are expected to be used regularly. The Funds reserve

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the right to use other types of borrowings and interfund lending.The use of borrowings (such as a line of credit) and interfund lending in order to meet redemption requests is typically expected to be used only during stressed market conditions, if at all. See "Characteristics and Risks of Securities and Investment Techniques—Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings" and the SAI for more information. The Funds' use of redemptions in kind is discussed below.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash, which may be in the form of a pro-rata slice of the Fund's portfolio (potentially with certain exclusions and modifications), individual securities or a representative basket of securities, in each case, subject to the Trust's in-kind redemption procedures and related regulatory guidance. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature Validation" below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Validation

When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. When a Medallion signature guarantee or SVP stamp is required, signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program or providing SVP stamps may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact the Transfer Agent for additional details regarding the Funds' signature validation requirements. In addition, PIMCO or the Transfer Agent may reject a Medallion signature guarantee or SVP stamp.

In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application to effect transactions for the organization.

Minimum Account Size

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.

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Class A and Class C. Investors should maintain an account balance in the Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor's balance for the Fund remains below the minimum for three months or longer, the Trust reserves the right (except in the case of employer-sponsored retirement accounts) to redeem an investor's remaining shares and close the Fund account. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator's policies applies. An investor will receive advance notice of the Trust's intention to redeem the investor's shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

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Institutional Class. If, at any time, an investor's shares in an account do not have a value of at least $100,000 due to redemption by the investor, the Trust reserves the right to redeem an investor's remaining shares and close the Fund account. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator's policies applies. An investor will receive advance notice of the Trust's intention to redeem the investor's shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds' prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by the Trust. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

Exchanging Shares

You may exchange shares of a Fund for the same class of shares of any other fund of the Trust or a fund of PIMCO Equity Series that offers the same class of shares, subject to any restriction on exchanges set forth in the

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applicable Fund's prospectus. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.

Exchanges of Class A and Class C shares are subject to an initial $1,000 minimum (and subsequent $50 minimum) for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Automatic Exchange Plan.

An exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this prospectus and "Taxation" in the SAI.

Eligible investors who maintain their account directly with the Funds may submit a request to exchange Fund shares by accessing their account online.  Eligible direct investors in Class A and Class C shares may access their online account via pimco.com/MyAccountAccess.  Eligible direct investors in Institutional shares may access their online account via pimco.com/InstitutionalAccountAccess.

If you maintain your Class A or Class C account with the Trust, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or by calling the Funds at 888.87.PIMCO. Exchanges of an amount of $10 million or more must be submitted in writing by an Authorized Person. If you maintain your Institutional Class shares with the Trust, you may exchange shares by following the redemption procedures for those classes above. If you maintain Class A, Class C, Institutional Class, I-2 or I-3 shares through an intermediary, please contact the intermediary to conduct your transactions.

Shares of one class of a Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge and other rules, as described in the SAI. If I-2 or I-3 shares are exchanged for Class A shares, a Class A sales charge will not apply.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A and Class C shares.

The SAI provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the SAI free of charge from the Funds by written request to the address above, by visiting pimco.com or by calling 888.87.PIMCO.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations

A purchase order received by the Trust or its designee prior to the NYSE Close, on a day the Trust is open for business, together with payment made in one of the ways described above will be effected at that day's NAV plus any applicable sales charge. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Trust is "open for business" on each day the NYSE is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate a Fund's NAV, in accordance with applicable law. A Fund reserves the right to close if the primary trading markets of the Fund's portfolio instruments are closed and the Fund's management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close trading early, each Fund may close trading early. Purchase orders will be accepted only on days which the Trust is open for business.

A redemption order received by the Trust or its designee prior to the NYSE Close on a day the Trust is open for business, is effective on that day (unless a specific subsequent trade date is provided). A redemption order received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee, minus any applicable sales charge. However, orders received by certain broker-dealers and other financial firms on a business day prior to the NYSE Close and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected on the business day the order was received by the financial firm. The request must properly identify all relevant information such as trade date, account name, account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.

The Trust and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund shares, including with respect to one or more share classes of a Fund. The Trust or the Distributor may reject an order for purchase of Fund shares for any reason or no reason. The sale of shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

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An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect the Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as "market timing." However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds' investment strategies may expose the Funds to risks associated with market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds' non-U.S. portfolio securities and the determination of the Funds' NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading strategies, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders ("Market Timing Policy"). Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending on various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund's investments, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of a mutual fund's portfolio holdings and the time when that change is reflected in the NAV of the fund's shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of a Fund's portfolio securities. See "How Fund Shares Are Priced" below for more information.

Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of such restrictions, if any, will vary according to the particular circumstances. The Trust does not monitor the PIMCO Funds of Funds (as defined below) for purposes of detecting frequent or short-term trading practices with respect to shares of the Funds.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Fund.

Verification of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account:

1.

Name;

2.

Date of birth (for individuals);

3.

Residential or business street address; and

4.

Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

How Fund Shares Are Priced

The price of a Fund's shares is based on the Fund's NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that

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Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class.

On each day that the NYSE is open, Fund shares are ordinarily valued as of the NYSE Close. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds' approved pricing services, quotation reporting systems and other third-party sources (together, "Pricing Services"). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange-traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies (other than exchange-traded funds), a Fund's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument ("zero trigger") between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund's portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services' prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's

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securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Funds' use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Abusive Trading Practices."

Under certain circumstances, the per share NAV of a class of the Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. Each Fund intends to declare income dividends daily and distribute them monthly to shareholders of record.

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Account Application, by phone, or by submitting a written request, signed by an Authorized Person, indicating the account name, account number, name of Fund and share class. A shareholder may elect to invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Funds which offers that class of shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.

Shares Purchased by Wire: Dividends will begin to accrue the business day following the day the order is effected or such later date as agreed with the Trust.

Shares Purchased by Check or ACH: The order will be effected at that day's NAV, but dividends will not begin to accrue until the following business day.

If a purchase order is placed through a broker, dealer or other financial firms authorized to settle through the National Securities Clearing Corporation (the "NSCC"), the purchase order will begin accruing dividends the business day following the NSCC settlement date or as agreed upon and as allowed by applicable law.

A Class A or Class C shareholder may choose from the following distribution options:

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Reinvest all distributions in additional shares of the same class of the Fund at NAV. You should contact your financial firm (if shares are held through a financial firm) or the Fund's Transfer Agent (if shares are held through a direct account) for details. You do not pay any sales charges on shares received through the reinvestment of Fund distributions. This will be done unless you elect another option.

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Invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Equity Series which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

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Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). If the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

The financial service firm may offer additional distribution reinvestment programs or options. Please contact the firm for details.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in any Fund.

Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive.

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Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on taxable Fund distributions of taxable income or capital gains whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, taxable Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund taxable dividends (i.e., distributions of investment income) are generally taxable to shareholders as ordinary income. A portion of distributions may be

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qualified dividends taxable at lower rates for individual shareholders. However, in light of the investment strategies of the Funds, it is not anticipated that a significant portion of the dividends paid by the Funds will be eligible to be reported as qualified dividends. Federal taxes on Fund distributions of gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund's distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes. See "Returns of Capital" below.

Taxable Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

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Taxes on Redemption or Exchanges of Shares. You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

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Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

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Returns of Capital. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

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Important Tax Reporting Considerations. Your financial intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to automatic withdrawals made after January 1, 2012 or conducted via an automatic withdrawal plan.

If a shareholder is a corporation and has not instructed the Fund in its Account Application or by written instruction that it is a C corporation, then the Fund will treat the shareholder as an S corporation and will file a Form 1099-B.

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A Note on the Municipal Funds. Dividends paid to shareholders of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond and PIMCO Short Duration Municipal Income Funds (collectively, the "Municipal Funds") and derived from Municipal Bond interest are expected to be reported by the Funds as "exempt-interest dividends" and shareholders may generally exclude such dividends from gross income for federal income tax purposes. The federal tax exemption for "exempt-interest dividends" from Municipal Bonds does not necessarily result in the exemption of such dividends from state and local taxes although the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income and PIMCO New York Municipal Bond Funds intend to arrange their affairs so that a portion of such distributions will be exempt from state taxes in the respective state. Each Municipal Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Dividends derived from taxable interest or capital gains will be subject to federal income tax. The interest on "private activity" bonds is a tax-preference item for purposes of the federal alternative minimum tax. As a result, for shareholders that are subject to the alternative minimum tax, income derived from "private activity" bonds will not be exempt from federal income tax. The Municipal Funds seek to produce income that is generally exempt from federal income tax and will not benefit investors in tax-sheltered retirement plans or individuals not subject to federal income tax. Further, the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income and PIMCO New York Municipal Bond Funds seek to produce income that is generally exempt from the

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relevant state's income tax and will not provide any state tax benefit to individuals that are not subject to that state's income tax.

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Backup Withholding. Each Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

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Foreign Withholding Taxes. A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund's total return on those securities would be decreased. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of a Fund's total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, such Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

Foreign shareholders may be subject to U. S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Funds. Additionally, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see "Taxation" in the SAI for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under "Fund Summaries" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies similar to a Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different portfolio management team or strategy, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Significant shareholder purchases and redemptions may adversely impact a Fund's portfolio management. For example, a Fund may be forced to sell a comparatively large portion of its portfolio to meet significant shareholder redemptions, or hold a comparatively large portion of its portfolio in cash due to significant shareholder purchases, in each case when the Fund otherwise would not seek to do so. Such shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase a Fund's transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause a Fund to perform differently than intended. Similarly, significant shareholder purchases may adversely affect a Fund's performance to the extent the Fund is delayed in investing new cash and, as a result, holds a proportionally larger cash position than under ordinary circumstances and such impact may be heightened in funds of funds. While such risks may apply to Funds of any size, such risks are heightened in Funds with fewer assets under management. In addition, new Funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.

More generally, a Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Such large shareholders include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Large shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions may also cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund's portfolio. Such transactions may also increase the Fund's transaction costs, decrease economies of scale, accelerate the realization of taxable income, or otherwise cause the Fund to perform differently than intended. While large shareholder transactions may

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be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Fund.

Certain PIMCO Funds (the "PIMCO Funds of Funds") invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, which is defined to include the Funds. In some cases, the PIMCO Funds of Funds and certain funds managed by investment advisers affiliated with PIMCO ("Affiliated Funds of Funds") may be the predominant or sole shareholders of a particular Underlying PIMCO Fund, including a Fund. Investment decisions made with respect to the PIMCO Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds, including the Funds, with respect to the expenses and investment performance of the Underlying PIMCO Funds. For instance, large purchases or redemptions of shares of an Underlying PIMCO Fund by the PIMCO Funds of Funds and Affiliated Funds of Funds, whether as part of a reallocation or rebalancing strategy or otherwise, may result in the Underlying PIMCO Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund's transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. Additionally, as the PIMCO Funds of Funds and Affiliated Funds of Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, the Underlying PIMCO Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the Underlying PIMCO Funds investment flexibility.

Investment Selection

Certain Funds seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund's investments and capital appreciation, if any, arising from increases in the market value of a Fund's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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bank capital and trust preferred securities;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Funds, to the extent permitted by the 1940 Act, or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Similarly, the price of a bond fund with an average duration of fifteen years would be expected to fall approximately 15% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest

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and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Fund's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs.  Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. Under the direction of the Federal Housing Finance Agency, FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the "Single Security Initiative") that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Municipal Bonds

Municipal Bonds are generally issued by states, territories, possessions and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk, uncertainties related to the tax status of a Municipal Bond or the rights of investors invested in these securities. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade. The value of certain municipal securities, in particular general obligation debt, may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, changes in accounting standards and by the phasing out of federal programs providing financial support. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. The types of Municipal Bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Funds may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are Municipal Bonds.

Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

Certain Funds may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. A Fund's investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate

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bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond a Fund's control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. A Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.

In December 2013, regulators finalized rules implementing Section 619 (the "Volcker Rule") and Section 941 (the "Risk Retention Rules") of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund ("covered fund"), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule's compliance date, which was July 21, 2017.

A Fund may invest in municipal securities (including taxable municipal securities) issued by Puerto Rico. A Fund that invests in municipal securities issued by Puerto Rico may be particularly affected by political, economic, regulatory or restructuring developments affecting the ability of Puerto Rican municipal issuers to pay interest or repay principal.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. See "Extension Risk" and "Prepayment Risk" below. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

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Extension Risk. Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

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Prepayment Risk. Mortgage-related and other asset-backed securities are subject to Prepayment Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset backed IO, PO or inverse floater securities.

Each Fund may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Certain Funds may invest in other asset-backed securities that have been offered to investors.

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Privately Issued Mortgage-Related Securities: Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than

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government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Privately Issued Mortgage-Related Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

Loan Participations and Assignments

Each Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower's obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Reinvestment

Each Fund may be subject to the risk that the returns of a Fund will decline during periods of falling interest rates because the Fund may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates below the Fund's current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing the Fund to invest in lower-yielding securities. A Fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the Fund's portfolio manager believes the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by a Fund from its investments is likely to have an adverse effect on the Fund's NAV, yield and total return.

Focused Investment

To the extent that a Fund focuses its investments in a particular sector, the Fund may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, a Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. A Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.

Bank Capital Securities and Trust Preferred Securities

There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred securities, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Trust preferred securities have the characteristics of both subordinated debt and preferred securities. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.

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High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield and distressed company securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities and debt securities of distressed companies may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Certain Funds may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). Each Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.

Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. Additionally, a Fund may also invest, without limitation, in residual interest bonds. Residual interest bonds are a type of inverse floater. See "Municipal Bonds."

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as "iSTRIPS"). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the

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issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

Each Fund may invest in convertible securities and equity securities, as well as securities related to equities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. Convertible securities are generally preferred securities and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred and other senior securities generally entitle the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. In addition, preferred and other senior securities often have special redemption rights allowing issuers to redeem such securities at par earlier than scheduled. If these rights are exercised, a Fund may have to reinvest proceeds in less attractive securities.

Among other risks described in this Prospectus, the following issues are particularly associated with investments in preferred and other senior securities.

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Deferral and Omission of Distributions. Preferred and other senior securities may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for a Fund.

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Limited Voting Rights. Preferred and other senior securities generally do not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time.

In the future, preferred or other senior securities may be offered with features different from those described above, and as such, may entail different risks. Over longer periods of time, certain types of preferred or other senior securities may become more scarce or less liquid as a result of legislative changes. Such events may result in losses to a Fund as the prices of securities it holds may be negatively affected. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred or senior securities.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred security or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred security or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

Each Fund (except the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO National Intermediate Municipal, PIMCO New York Municipal and PIMCO Short Duration Municipal Income Funds) may invest in securities and instruments that are economically tied to foreign (non- U.S.) countries. PIMCO generally considers an instrument to be economically tied

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to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. A Fund's investments in foreign (non-U.S.) securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. company's securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the "country of exposure" of such instrument is a non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the "country of exposure" of such money market instrument is a non-U.S. country). A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer.

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. Each Fund that may invest in foreign (non-U.S.) securities may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument's "country of exposure" is an emerging market country. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the

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government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies

Direct investments in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

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Foreign Currency Transactions. Funds that invest in securities denominated in foreign (non-U.S.) currencies may engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund's ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.

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Redenomination. Continuing uncertainty as to the status of the euro and the European Monetary Union (the "EMU") has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets and on the values of a Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to currency risk, liquidity risk and risk of improper valuation to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

There can be no assurance that if a Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw a Fund's investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to ⅓ of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund's total assets. In addition, a Fund may borrow from certain other PIMCO funds in inter-fund lending transactions to the extent permitted by an exemptive order from the SEC.

Derivatives

Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Each Fund may invest some or all of its assets in derivative instruments, subject to the Fund's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the SAI.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund's exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund's investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

CPI Swap. A CPI swap is a fixed maturity, over-the-counter derivative transaction in which the investor receives the "realized" rate of inflation as measured by the Consumer Price Index for All Urban Consumers ("CPI") over the life of the swap. The investor in turn pays a fixed annualized rate over the life of the swap. This fixed rate is often referred to as the "breakeven inflation" rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are typically in "bullet" format, where all cash flows are exchanged at maturity. In addition to counterparty risk, CPI swaps are also subject to inflation risk, where the swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap.

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Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of certain derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, a short position in a credit default swap could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund's derivative transactions, or impede the employment of the Fund's derivatives strategies, or adversely affect the Fund's performance. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange-traded fund would not correlate perfectly with the index upon which the exchange-traded fund is based because the fund's return is net of fees and expenses. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, many of the Funds offered in this prospectus seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a Fund, or derivatives or other strategies used by a Fund, from achieving a desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of Fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a Fund and the determination of the NAV of Fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests; (iv) a Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

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Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

Exchange-Traded Notes (ETNs)

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund (except the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO National Intermediate Municipal, PIMCO New York Municipal and PIMCO Short Duration Municipal Income Funds) may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or "earmarked" to cover these positions. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security's price appreciates in value such that the security's price is above the agreed-upon price on the settlement date.

Investment in Other Investment Companies

Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. A Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other

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pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.

Each Fund may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, and certain other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, each Fund may, in the future, elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Small-Cap and Mid-Cap Companies

Certain Funds may invest in equity securities of small-capitalization and mid-capitalization companies. The Funds consider a small-cap company to be a company with a market capitalization of up to $1.5 billion and a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion. Investments in small-cap and mid-cap companies involve greater risk than investments in large-capitalization companies. Small- and mid-cap companies may not have an established financial history, which can present valuation challenges. The equity securities of small- and mid-cap companies may be subject to increased market fluctuations, due to less liquid markets and more limited managerial and financial resources. A Fund's investment in small- and mid-cap companies may increase the volatility of the Fund's portfolio.

Short Sales

A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. When making a short sale (other than a "short sale against the box"), a Fund must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.  A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Investments

Each Fund may invest up to 15% of its net assets (taken at the time of investment) in illiquid investments that are assets. Certain illiquid investments may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid investments, and transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. The term "illiquid investments" for this purpose means investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid (i.e., classified by the Fund in a liquidity category other than "illiquid" pursuant to the Fund's liquidity risk management procedures), although they may be relatively less liquid than registered securities traded on established secondary markets. Additional discussion of illiquid investments and related regulatory limits and requirements is available under "Investment Objectives and Policies" in the SAI.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Fund bears the risk of such investments.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, a Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of a Fund's portfolio) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax

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effects associated with portfolio turnover may adversely affect a Fund's performance. Please see a Fund's "Fund Summary—Portfolio Turnover" or the "Financial Highlights" in this prospectus for the portfolio turnover rates of the Funds that were operational during the last fiscal year.

Temporary Defensive Positions

For temporary defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

From time to time, as the prevailing market and interest rate environments warrant, and at the discretion of its portfolio manager, some portion of a Fund's total net assets may be uninvested. In such cases, Fund assets will be held in cash in a Fund's custody account. Cash assets are generally not income-generating and would impact a Fund's performance.

Changes in Investment Objectives and Policies

The investment objectives of the PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO High Yield Municipal Bond and PIMCO National Intermediate Municipal Bond Funds are non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Each of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO National Intermediate Municipal, PIMCO New York Municipal and PIMCO Short Duration Municipal Income Funds has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term "assets" means net assets plus the amount of any borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines, in its sole discretion, that the security is of comparable quality to a rated security that the Fund may purchase. In making ratings determinations, PIMCO may take into account different factors than those taken into account by rating agencies, and PIMCO's rating of a security may differ from the rating that a rating agency may have given the same security. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

Cyber Security

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund's digital information systems (e.g., through "hacking" or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Fund's third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund's investment to lose value.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund's ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and

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other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

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Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class, I-2, I-3, Class A and Class C shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or a class commenced operations. Certain information reflects financial results for a single Fund share. Because I-3 shares of the PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund had not commenced operations during the periods shown, financial performance information is not provided for the share class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is available free of charge by calling the Trust at the phone number on the back of this prospectus. The annual report is also available for download free of charge on the Trust's Web site at pimco.com. Note: All footnotes to the financial highlights table appear at the end of the tables.

		Investment Operations			Less Distributions(b)					Ratios/Supplemental Data
											Ratios to Average Net Assets
Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
PIMCO California Intermediate Municipal Bond Fund
Institutional Class
03/31/2019	$9.64	$0.25	$0.18	$0.43	$(0.25)	$0.00	$(0.25)	$9.82	4.54%	$79,510	0.445%	0.445%	0.445%	0.445%	2.61%	31%
03/31/2018	9.69	0.25	(0.05)	0.20	(0.25)	0.00	(0.25)	9.64	2.01	57,131	0.445	0.445	0.445	0.445	2.52	15
03/31/2017	9.97	0.24	(0.28)	(0.04)	(0.24)	0.00	(0.24)	9.69	(0.37)	41,743	0.445	0.445	0.445	0.445	2.44	41
03/31/2016	9.86	0.25	0.11	0.36	(0.25)	0.00	(0.25)	9.97	3.70	51,348	0.445	0.445	0.445	0.445	2.53	24
03/31/2015	9.68	0.22	0.19	0.41	(0.23)	0.00	(0.23)	9.86	4.22	52,171	0.445	0.445	0.445	0.445	2.28	10
I-2
03/31/2019	$9.64	$0.24	$0.18	$0.42	$(0.24)	$0.00	$(0.24)	$9.82	4.44%	$16,630	0.545%	0.545%	0.545%	0.545%	2.50%	31%
03/31/2018	9.69	0.24	(0.05)	0.19	(0.24)	0.00	(0.24)	9.64	1.91	30,311	0.545	0.545	0.545	0.545	2.41	15
03/31/2017	9.97	0.23	(0.28)	(0.05)	(0.23)	0.00	(0.23)	9.69	(0.47)	28,220	0.545	0.545	0.545	0.545	2.36	41
03/31/2016	9.86	0.24	0.11	0.35	(0.24)	0.00	(0.24)	9.97	3.59	16,017	0.545	0.545	0.545	0.545	2.43	24
03/31/2015	9.68	0.22	0.18	0.40	(0.22)	0.00	(0.22)	9.86	4.12	15,401	0.545	0.545	0.545	0.545	2.22	10
Class A
03/31/2019	$9.64	$0.22	$0.18	$0.40	$(0.22)	$0.00	$(0.22)	$9.82	4.20%	$50,298	0.775%	0.775%	0.775%	0.775%	2.27%	31%
03/31/2018	9.69	0.21	(0.05)	0.16	(0.21)	0.00	(0.21)	9.64	1.68	49,614	0.775	0.775	0.775	0.775	2.18	15
03/31/2017	9.97	0.21	(0.28)	(0.07)	(0.21)	0.00	(0.21)	9.69	(0.70)	44,936	0.775	0.775	0.775	0.775	2.12	41
03/31/2016	9.86	0.22	0.11	0.33	(0.22)	0.00	(0.22)	9.97	3.36	42,785	0.775	0.775	0.775	0.775	2.20	24
03/31/2015	9.68	0.19	0.18	0.37	(0.19)	0.00	(0.19)	9.86	3.88	37,660	0.775	0.775	0.775	0.775	1.96	10
Class C
03/31/2019	$9.64	$0.15	$0.18	$0.33	$(0.15)	$0.00	$(0.15)	$9.82	3.43%	$8,991	1.525%	1.525%	1.525%	1.525%	1.52%	31%
03/31/2018	9.69	0.14	(0.05)	0.09	(0.14)	0.00	(0.14)	9.64	0.92	9,501	1.525	1.525	1.525	1.525	1.43	15
03/31/2017	9.97	0.14	(0.28)	(0.14)	(0.14)	0.00	(0.14)	9.69	(1.45)	11,160	1.525	1.525	1.525	1.525	1.37	41
03/31/2016	9.86	0.14	0.11	0.25	(0.14)	0.00	(0.14)	9.97	2.59	11,946	1.525	1.525	1.525	1.525	1.45	24
03/31/2015	9.68	0.12	0.18	0.30	(0.12)	0.00	(0.12)	9.86	3.11	9,383	1.525	1.525	1.525	1.525	1.22	10
PIMCO California Municipal Bond Fund
Institutional Class
03/31/2019	$10.61	$0.32	$0.27	$0.59	$(0.31)	$0.00	$(0.31)	$10.89	5.71%	$6,904	0.49%	0.49%	0.44%	0.44%	2.98%	36%
03/31/2018	10.52	0.33	0.09	0.42	(0.33)	0.00	(0.33)	10.61	3.97	4,988	0.50	0.50	0.44	0.44	3.13	43
03/31/2017	10.81	0.32	(0.29)	0.03	(0.32)	0.00	(0.32)	10.52	0.23	3,417	0.46	0.46	0.44	0.44	2.93	133
03/31/2016	10.47	0.30	0.34	0.64	(0.30)	0.00	(0.30)	10.81	6.26	4,434	0.44	0.44	0.44	0.44	2.90	89
03/31/2015	10.03	0.26	0.43	0.69	(0.25)	0.00	(0.25)	10.47	6.96	4,155	0.44	0.44	0.44	0.44	2.48	8
I-2
03/31/2019	$10.61	$0.31	$0.27	$0.58	$(0.30)	$0.00	$(0.30)	$10.89	5.61%	$1,597	0.59%	0.59%	0.54%	0.54%	2.90%	36%
03/31/2018	10.52	0.32	0.08	0.40	(0.31)	0.00	(0.31)	10.61	3.86	518	0.60	0.60	0.54	0.54	3.02	43
03/31/2017	10.81	0.31	(0.29)	0.02	(0.31)	0.00	(0.31)	10.52	0.13	671	0.56	0.56	0.54	0.54	2.81	133
03/31/2016	10.47	0.29	0.34	0.63	(0.29)	0.00	(0.29)	10.81	6.16	432	0.54	0.54	0.54	0.54	2.73	89
03/31/2015	10.03	0.25	0.43	0.68	(0.24)	0.00	(0.24)	10.47	6.85	117	0.54	0.54	0.54	0.54	2.39	8
Class A
03/31/2019	$10.61	$0.28	$0.28	$0.56	$(0.28)	$0.00	$(0.28)	$10.89	5.35%	$21,456	0.84%	0.84%	0.79%	0.79%	2.63%	36%
03/31/2018	10.52	0.30	0.08	0.38	(0.29)	0.00	(0.29)	10.61	3.60	8,453	0.85	0.85	0.79	0.79	2.78	43
03/31/2017	10.81	0.28	(0.29)	(0.01)	(0.28)	0.00	(0.28)	10.52	(0.12)	5,877	0.81	0.81	0.79	0.79	2.60	133
03/31/2016	10.47	0.27	0.34	0.61	(0.27)	0.00	(0.27)	10.81	5.90	5,630	0.79	0.79	0.79	0.79	2.53	89
03/31/2015	10.03	0.22	0.44	0.66	(0.22)	0.00	(0.22)	10.47	6.59	2,121	0.79	0.79	0.79	0.79	2.15	8
Class C
03/31/2019	$10.61	$0.20	$0.28	$0.48	$(0.20)	$0.00	$(0.20)	$10.89	4.56%	$2,074	1.59%	1.59%	1.54%	1.54%	1.88%	36%
03/31/2018	10.52	0.22	0.08	0.30	(0.21)	0.00	(0.21)	10.61	2.83	1,800	1.60	1.60	1.54	1.54	2.02	43
03/31/2017	10.81	0.20	(0.29)	(0.09)	(0.20)	0.00	(0.20)	10.52	(0.87)	2,190	1.56	1.56	1.54	1.54	1.83	133
03/31/2016	10.47	0.19	0.34	0.53	(0.19)	0.00	(0.19)	10.81	5.11	2,343	1.54	1.54	1.54	1.54	1.79	89

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		Investment Operations			Less Distributions(b)					Ratios/Supplemental Data
											Ratios to Average Net Assets
Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
03/31/2015	10.03	0.15	0.43	0.58	(0.14)	0.00	(0.14)	10.47	5.80	1,712	1.54	1.54	1.54	1.54	1.44	8
PIMCO California Short Duration Municipal Income Fund
Institutional Class
03/31/2019	$9.82	$0.16	$0.06	$0.22	$(0.16)	$0.00	$(0.16)	$9.88	2.29%	$83,637	0.33%	0.33%	0.33%	0.33%	1.67%	67%
03/31/2018	9.87	0.14	(0.06)	0.08	(0.13)	0.00	(0.13)	9.82	0.82	85,293	0.33	0.33	0.33	0.33	1.45	60
03/31/2017	9.94	0.10	(0.07)	0.03	(0.10)	0.00	(0.10)	9.87	0.34	76,914	0.33	0.33	0.33	0.33	1.04	71
03/31/2016	9.94	0.09	0.00	0.09	(0.09)	0.00	(0.09)	9.94	0.96	72,156	0.33	0.33	0.33	0.33	0.95	42
03/31/2015	9.93	0.08	0.01	0.09	(0.08)	0.00	(0.08)	9.94	0.95	61,615	0.33	0.33	0.33	0.33	0.84	36
I-2
03/31/2019	$9.82	$0.15	$0.06	$0.21	$(0.15)	$0.00	$(0.15)	$9.88	2.19%	$15,105	0.43%	0.43%	0.43%	0.43%	1.57%	67%
03/31/2018	9.87	0.13	(0.06)	0.07	(0.12)	0.00	(0.12)	9.82	0.72	13,029	0.43	0.43	0.43	0.43	1.35	60
03/31/2017	9.94	0.09	(0.07)	0.02	(0.09)	0.00	(0.09)	9.87	0.24	12,435	0.43	0.43	0.43	0.43	0.93	71
03/31/2016	9.94	0.08	0.00	0.08	(0.08)	0.00	(0.08)	9.94	0.85	22,854	0.43	0.43	0.43	0.43	0.83	42
03/31/2015	9.93	0.07	0.01	0.08	(0.07)	0.00	(0.07)	9.94	0.84	40,912	0.43	0.43	0.43	0.43	0.74	36
Class A
03/31/2019	$9.82	$0.12	$0.06	$0.18	$(0.12)	$0.00	$(0.12)	$9.88	1.88%	$26,500	0.73%	0.73%	0.73%	0.73%	1.26%	67%
03/31/2018	9.87	0.10	(0.06)	0.04	(0.09)	0.00	(0.09)	9.82	0.41	32,447	0.73	0.73	0.73	0.73	1.05	60
03/31/2017	9.94	0.06	(0.07)	(0.01)	(0.06)	0.00	(0.06)	9.87	(0.06)	32,973	0.73	0.73	0.73	0.73	0.64	71
03/31/2016	9.94	0.05	0.00	0.05	(0.05)	0.00	(0.05)	9.94	0.55	39,619	0.73	0.73	0.73	0.73	0.53	42
03/31/2015	9.93	0.04	0.01	0.05	(0.04)	0.00	(0.04)	9.94	0.54	58,069	0.73	0.73	0.73	0.73	0.44	36
PIMCO High Yield Municipal Bond Fund
Institutional Class
03/31/2019	$8.98	$0.37	$0.18	$0.55	$(0.37)	$(0.01)	$(0.38)	$9.15	6.35%	$496,572	0.66%	0.66%	0.55%	0.55%	4.16%	68%
03/31/2018	8.82	0.40	0.15	0.55	(0.39)	0.00	(0.39)	8.98	6.28	356,911	0.61	0.61	0.55	0.55	4.42	72
03/31/2017	8.96	0.37	(0.15)	0.22	(0.36)	0.00	(0.36)	8.82	2.52	256,810	0.58	0.58	0.55	0.55	4.06	124
03/31/2016	8.71	0.37	0.26	0.63	(0.38)	0.00	(0.38)	8.96	7.47	313,824	0.56	0.56	0.55	0.55	4.27	58
03/31/2015	8.34	0.39	0.37	0.76	(0.39)	0.00	(0.39)	8.71	9.32	86,028	0.55	0.55	0.55	0.55	4.55	32
I-2
03/31/2019	$8.98	$0.36	$0.18	$0.54	$(0.36)	$(0.01)	$(0.37)	$9.15	6.24%	$189,819	0.76%	0.76%	0.65%	0.65%	4.06%	68%
03/31/2018	8.82	0.39	0.15	0.54	(0.38)	0.00	(0.38)	8.98	6.17	145,344	0.71	0.71	0.65	0.65	4.32	72
03/31/2017	8.96	0.36	(0.14)	0.22	(0.36)	0.00	(0.36)	8.82	2.42	106,553	0.68	0.68	0.65	0.65	3.98	124
03/31/2016	8.71	0.37	0.25	0.62	(0.37)	0.00	(0.37)	8.96	7.36	114,366	0.66	0.66	0.65	0.65	4.26	58
03/31/2015	8.34	0.39	0.37	0.76	(0.39)	0.00	(0.39)	8.71	9.22	74,736	0.65	0.65	0.65	0.65	4.50	32
Class A
03/31/2019	$8.98	$0.35	$0.18	$0.53	$(0.35)	$(0.01)	$(0.36)	$9.15	6.03%	$585,792	0.96%	0.96%	0.85%	0.85%	3.86%	68%
03/31/2018	8.82	0.37	0.15	0.52	(0.36)	0.00	(0.36)	8.98	5.96	425,741	0.91	0.91	0.85	0.85	4.12	72
03/31/2017	8.96	0.34	(0.14)	0.20	(0.34)	0.00	(0.34)	8.82	2.21	254,421	0.88	0.88	0.85	0.85	3.82	124
03/31/2016	8.71	0.35	0.25	0.60	(0.35)	0.00	(0.35)	8.96	7.15	204,636	0.86	0.86	0.85	0.85	4.05	58
03/31/2015	8.34	0.36	0.38	0.74	(0.37)	0.00	(0.37)	8.71	9.00	136,007	0.85	0.85	0.85	0.85	4.24	32
Class C
03/31/2019	$8.98	$0.28	$0.18	$0.46	$(0.28)	$(0.01)	$(0.29)	$9.15	5.25%	$87,662	1.71%	1.71%	1.60%	1.60%	3.11%	68%
03/31/2018	8.82	0.30	0.15	0.45	(0.29)	0.00	(0.29)	8.98	5.17	78,881	1.66	1.66	1.60	1.60	3.37	72
03/31/2017	8.96	0.28	(0.15)	0.13	(0.27)	0.00	(0.27)	8.82	1.45	87,189	1.63	1.63	1.60	1.60	3.06	124
03/31/2016	8.71	0.29	0.25	0.54	(0.29)	0.00	(0.29)	8.96	6.35	89,274	1.61	1.61	1.60	1.60	3.32	58
03/31/2015	8.34	0.30	0.37	0.67	(0.30)	0.00	(0.30)	8.71	8.19	74,076	1.60	1.60	1.60	1.60	3.51	32
PIMCO Municipal Bond Fund
Institutional Class
03/31/2019	$9.74	$0.36	$0.13	$0.49	$(0.36)	$0.00	$(0.36)	$9.87	5.16%	$268,422	0.55%	0.55%	0.44%	0.44%	3.76%	48%
03/31/2018	9.63	0.36	0.10	0.46	(0.35)	0.00	(0.35)	9.74	4.80	192,741	0.48	0.48	0.44	0.44	3.71	64
03/31/2017	9.90	0.33	(0.27)	0.06	(0.33)	0.00	(0.33)	9.63	0.55	155,155	0.48	0.48	0.44	0.44	3.33	131
03/31/2016	9.78	0.35	0.12	0.47	(0.35)	0.00	(0.35)	9.90	4.90	168,010	0.45	0.45	0.44	0.44	3.61	85
03/31/2015	9.41	0.32	0.36	0.68	(0.31)	0.00	(0.31)	9.78	7.28	122,139	0.44	0.44	0.44	0.44	3.26	17
I-2
03/31/2019	$9.74	$0.35	$0.13	$0.48	$(0.35)	$0.00	$(0.35)	$9.87	5.06%	$204,834	0.65%	0.65%	0.54%	0.54%	3.66%	48%
03/31/2018	9.63	0.35	0.10	0.45	(0.34)	0.00	(0.34)	9.74	4.70	143,000	0.58	0.58	0.54	0.54	3.60	64
03/31/2017	9.90	0.32	(0.27)	0.05	(0.32)	0.00	(0.32)	9.63	0.45	121,413	0.58	0.58	0.54	0.54	3.23	131
03/31/2016	9.78	0.34	0.12	0.46	(0.34)	0.00	(0.34)	9.90	4.79	124,575	0.55	0.55	0.54	0.54	3.50	85
03/31/2015	9.41	0.31	0.36	0.67	(0.30)	0.00	(0.30)	9.78	7.17	121,977	0.54	0.54	0.54	0.54	3.17	17
Class A
03/31/2019	$9.74	$0.33	$0.13	$0.46	$(0.33)	$0.00	$(0.33)	$9.87	4.84%	$349,323	0.86%	0.86%	0.75%	0.75%	3.45%	48%
03/31/2018	9.63	0.33	0.10	0.43	(0.32)	0.00	(0.32)	9.74	4.48	293,311	0.79	0.79	0.75	0.75	3.39	64
03/31/2017	9.90	0.30	(0.27)	0.03	(0.30)	0.00	(0.30)	9.63	0.24	252,762	0.79	0.79	0.75	0.75	3.02	131
03/31/2016	9.78	0.32	0.12	0.44	(0.32)	0.00	(0.32)	9.90	4.57	267,799	0.76	0.76	0.75	0.75	3.28	85
03/31/2015	9.41	0.29	0.36	0.65	(0.28)	0.00	(0.28)	9.78	6.95	217,655	0.75	0.75	0.75	0.75	2.95	17

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	80-81

Prospectus

		Investment Operations			Less Distributions(b)					Ratios/Supplemental Data
											Ratios to Average Net Assets
Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
Class C
03/31/2019	$9.74	$0.29	$0.12	$0.41	$(0.28)	$0.00	$(0.28)	$9.87	4.32%	$71,628	1.36%	1.36%	1.25%	1.25%	2.95%	48%
03/31/2018	9.63	0.28	0.10	0.38	(0.27)	0.00	(0.27)	9.74	3.96	83,990	1.29	1.29	1.25	1.25	2.89	64
03/31/2017	9.90	0.25	(0.27)	(0.02)	(0.25)	0.00	(0.25)	9.63	(0.26)	109,216	1.29	1.29	1.25	1.25	2.52	131
03/31/2016	9.78	0.27	0.12	0.39	(0.27)	0.00	(0.27)	9.90	4.05	121,156	1.26	1.26	1.25	1.25	2.79	85
03/31/2015	9.41	0.24	0.36	0.60	(0.23)	0.00	(0.23)	9.78	6.42	108,766	1.25	1.25	1.25	1.25	2.45	17
PIMCO National Intermediate Municipal Bond Fund
Institutional Class
03/31/2019	$10.39	$0.28	$0.22	$0.50	$(0.28)	$0.00	$(0.28)	$10.61	4.90%	$45,549	0.45%	0.45%	0.45%	0.45%	2.70%	20%
03/31/2018	10.37	0.27	0.02	0.29	(0.27)	0.00	(0.27)	10.39	2.76	22,430	0.45	0.45	0.45	0.45	2.54	24
03/31/2017	10.63	0.24	(0.26)	(0.02)	(0.24)	0.00	(0.24)	10.37	(0.19)	15,993	0.45	0.45	0.45	0.45	2.24	73
03/31/2016	10.44	0.23	0.19	0.42	(0.23)	0.00	(0.23)	10.63	4.13	25,568	0.45	0.45	0.45	0.45	2.21	41
03/31/2015	10.15	0.23	0.28	0.51	(0.22)	0.00	(0.22)	10.44	5.05	7,428	0.45	0.45	0.45	0.45	2.19	25
I-2
03/31/2019	$10.39	$0.27	$0.22	$0.49	$(0.27)	$0.00	$(0.27)	$10.61	4.79%	$19,793	0.55%	0.55%	0.55%	0.55%	2.60%	20%
03/31/2018	10.37	0.26	0.02	0.28	(0.26)	0.00	(0.26)	10.39	2.66	20,126	0.55	0.55	0.55	0.55	2.44	24
03/31/2017	10.63	0.23	(0.26)	(0.03)	(0.23)	0.00	(0.23)	10.37	(0.29)	16,012	0.55	0.55	0.55	0.55	2.18	73
03/31/2016	10.44	0.23	0.18	0.41	(0.22)	0.00	(0.22)	10.63	4.02	14,161	0.55	0.55	0.55	0.55	2.17	41
03/31/2015	10.15	0.22	0.28	0.50	(0.21)	0.00	(0.21)	10.44	4.94	13,242	0.55	0.55	0.55	0.55	2.11	25
Class A
03/31/2019	$10.39	$0.24	$0.22	$0.46	$(0.24)	$0.00	$(0.24)	$10.61	4.53%	$31,794	0.80%	0.80%	0.80%	0.80%	2.35%	20%
03/31/2018	10.37	0.23	0.02	0.25	(0.23)	0.00	(0.23)	10.39	2.40	25,057	0.80	0.80	0.80	0.80	2.18	24
03/31/2017	10.63	0.21	(0.27)	(0.06)	(0.20)	0.00	(0.20)	10.37	(0.54)	23,353	0.80	0.80	0.80	0.80	1.94	73
03/31/2016	10.44	0.20	0.19	0.39	(0.20)	0.00	(0.20)	10.63	3.76	16,611	0.80	0.80	0.80	0.80	1.92	41
03/31/2015	10.15	0.19	0.28	0.47	(0.18)	0.00	(0.18)	10.44	4.68	15,564	0.80	0.80	0.80	0.80	1.85	25
Class C
03/31/2019	$10.39	$0.19	$0.22	$0.41	$(0.19)	$0.00	$(0.19)	$10.61	4.02%	$3,122	1.30%	1.30%	1.30%	1.30%	1.84%	20%
03/31/2018	10.37	0.18	0.02	0.20	(0.18)	0.00	(0.18)	10.39	1.89	3,734	1.30	1.30	1.30	1.30	1.67	24
03/31/2017	10.63	0.15	(0.26)	(0.11)	(0.15)	0.00	(0.15)	10.37	(1.04)	4,724	1.30	1.30	1.30	1.30	1.42	73
03/31/2016	10.44	0.15	0.19	0.34	(0.15)	0.00	(0.15)	10.63	3.25	5,155	1.30	1.30	1.30	1.30	1.42	41
03/31/2015	10.15	0.14	0.28	0.42	(0.13)	0.00	(0.13)	10.44	4.16	4,857	1.30	1.30	1.30	1.30	1.37	25
PIMCO New York Municipal Bond Fund
Institutional Class
03/31/2019	$11.09	$0.37	$0.17	$0.54	$(0.36)	$0.00	$(0.36)	$11.27	5.01%	$91,943	0.535%	0.535%	0.445%	0.445%	3.33%	18%
03/31/2018	11.13	0.37	(0.04)	0.33	(0.37)	0.00	(0.37)	11.09	2.93	58,949	0.485	0.485	0.445	0.445	3.33	25
03/31/2017	11.43	0.38	(0.30)	0.08	(0.38)	0.00	(0.38)	11.13	0.70	50,082	0.455	0.455	0.445	0.445	3.34	63
03/31/2016	11.40	0.41	0.03	0.44	(0.41)	0.00	(0.41)	11.43	3.94	56,393	0.445	0.445	0.445	0.445	3.61	36
03/31/2015	10.99	0.40	0.41	0.81	(0.40)	0.00	(0.40)	11.40	7.44	57,482	0.445	0.445	0.445	0.445	3.52	10
I-2
03/31/2019	$11.09	$0.36	$0.17	$0.53	$(0.35)	$0.00	$(0.35)	$11.27	4.91%	$18,298	0.635%	0.635%	0.545%	0.545%	3.24%	18%
03/31/2018	11.13	0.36	(0.05)	0.31	(0.35)	0.00	(0.35)	11.09	2.83	13,426	0.585	0.585	0.545	0.545	3.22	25
03/31/2017	11.43	0.37	(0.30)	0.07	(0.37)	0.00	(0.37)	11.13	0.59	11,896	0.555	0.555	0.545	0.545	3.26	63
03/31/2016	11.40	0.40	0.03	0.43	(0.40)	0.00	(0.40)	11.43	3.84	9,664	0.545	0.545	0.545	0.545	3.50	36
03/31/2015	10.99	0.39	0.41	0.80	(0.39)	0.00	(0.39)	11.40	7.33	8,804	0.545	0.545	0.545	0.545	3.43	10
Class A
03/31/2019	$11.09	$0.33	$0.18	$0.51	$(0.33)	$0.00	$(0.33)	$11.27	4.67%	$204,469	0.865%	0.865%	0.775%	0.775%	3.00%	18%
03/31/2018	11.13	0.34	(0.05)	0.29	(0.33)	0.00	(0.33)	11.09	2.59	141,421	0.815	0.815	0.775	0.775	3.00	25
03/31/2017	11.43	0.35	(0.31)	0.04	(0.34)	0.00	(0.34)	11.13	0.36	95,676	0.785	0.785	0.775	0.775	3.03	63
03/31/2016	11.40	0.37	0.03	0.40	(0.37)	0.00	(0.37)	11.43	3.60	70,983	0.775	0.775	0.775	0.775	3.26	36
03/31/2015	10.99	0.36	0.41	0.77	(0.36)	0.00	(0.36)	11.40	7.09	48,613	0.775	0.775	0.775	0.775	3.19	10
Class C
03/31/2019	$11.09	$0.25	$0.18	$0.43	$(0.25)	$0.00	$(0.25)	$11.27	3.89%	$19,464	1.615%	1.615%	1.525%	1.525%	2.25%	18%
03/31/2018	11.13	0.25	(0.05)	0.20	(0.24)	0.00	(0.24)	11.09	1.83	16,880	1.565	1.565	1.525	1.525	2.24	25
03/31/2017	11.43	0.26	(0.30)	(0.04)	(0.26)	0.00	(0.26)	11.13	(0.39)	18,201	1.535	1.535	1.525	1.525	2.28	63
03/31/2016	11.40	0.28	0.04	0.32	(0.29)	0.00	(0.29)	11.43	2.83	14,411	1.525	1.525	1.525	1.525	2.52	36
03/31/2015	10.99	0.28	0.41	0.69	(0.28)	0.00	(0.28)	11.40	6.29	12,149	1.525	1.525	1.525	1.525	2.44	10
PIMCO Short Duration Municipal Income Fund
Institutional Class
03/31/2019	$8.35	$0.16	$0.07	$0.23	$(0.16)	$0.00	$(0.16)	$8.42	2.84%	$90,738	0.33%	0.33%	0.33%	0.33%	1.98%	64%
03/31/2018	8.40	0.14	(0.05)	0.09	(0.14)	0.00	(0.14)	8.35	1.03	66,613	0.33	0.33	0.33	0.33	1.71	50
03/31/2017	8.47	0.11	(0.07)	0.04	(0.11)	0.00	(0.11)	8.40	0.47	54,794	0.33	0.33	0.33	0.33	1.29	70
03/31/2016	8.49	0.11	(0.02)	0.09	(0.11)	0.00	(0.11)	8.47	1.04	61,691	0.33	0.33	0.33	0.33	1.27	31
03/31/2015	8.48	0.09	0.01	0.10	(0.09)	0.00	(0.09)	8.49	1.20	54,022	0.33	0.33	0.33	0.33	1.05	28
I-2

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	82-83

Prospectus

		Investment Operations			Less Distributions(b)					Ratios/Supplemental Data
											Ratios to Average Net Assets
Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
03/31/2019	$8.35	$0.16	$0.07	$0.23	$(0.16)	$0.00	$(0.16)	$8.42	2.74%	$25,282	0.43%	0.43%	0.43%	0.43%	1.87%	64%
03/31/2018	8.40	0.14	(0.06)	0.08	(0.13)	0.00	(0.13)	8.35	0.93	21,810	0.43	0.43	0.43	0.43	1.62	50
03/31/2017	8.47	0.10	(0.07)	0.03	(0.10)	0.00	(0.10)	8.40	0.37	31,141	0.43	0.43	0.43	0.43	1.16	70
03/31/2016	8.49	0.10	(0.02)	0.08	(0.10)	0.00	(0.10)	8.47	0.94	67,777	0.43	0.43	0.43	0.43	1.16	31
03/31/2015	8.48	0.08	0.01	0.09	(0.08)	0.00	(0.08)	8.49	1.10	28,737	0.43	0.43	0.43	0.43	0.97	28
Class A
03/31/2019	$8.35	$0.13	$0.07	$0.20	$(0.13)	$0.00	$(0.13)	$8.42	2.43%	$92,478	0.73%	0.73%	0.73%	0.73%	1.57%	64%
03/31/2018	8.40	0.11	(0.06)	0.05	(0.10)	0.00	(0.10)	8.35	0.63	83,432	0.73	0.73	0.73	0.73	1.31	50
03/31/2017	8.47	0.07	(0.06)	0.01	(0.08)	0.00	(0.08)	8.40	0.06	88,712	0.73	0.73	0.73	0.73	0.88	70
03/31/2016	8.49	0.07	(0.02)	0.05	(0.07)	0.00	(0.07)	8.47	0.64	102,229	0.73	0.73	0.73	0.73	0.87	31
03/31/2015	8.48	0.05	0.02	0.07	(0.06)	0.00	(0.06)	8.49	0.79	107,841	0.73	0.73	0.73	0.73	0.65	28
Class C
03/31/2019	$8.35	$0.11	$0.07	$0.18	$(0.11)	$0.00	$(0.11)	$8.42	2.13%	$6,918	1.03%	1.03%	1.03%	1.03%	1.26%	64%
03/31/2018	8.40	0.08	(0.05)	0.03	(0.08)	0.00	(0.08)	8.35	0.33	8,043	1.03	1.03	1.03	1.03	1.00	50
03/31/2017	8.47	0.05	(0.07)	(0.02)	(0.05)	0.00	(0.05)	8.40	(0.24)	11,801	1.03	1.03	1.03	1.03	0.59	70
03/31/2016	8.49	0.05	(0.02)	0.03	(0.05)	0.00	(0.05)	8.47	0.34	14,882	1.03	1.03	1.03	1.03	0.58	31
03/31/2015	8.48	0.03	0.01	0.04	(0.03)	0.00	(0.03)	8.49	0.49	14,717	1.03	1.03	1.03	1.03	0.37	28

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations.  See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	84-85

PIMCO Funds

Appendix A
Description of Securities Ratings

The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, Standard & Poor's or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by Standard & Poor's or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, Standard & Poor's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Global Long-Term Rating Scale

Ratings assigned on Moody's global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporations, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Medium-Term Note Program Ratings

Moody's assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody's assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Global Short-Term Rating Scale
Ratings assigned on Moody's global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

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Prospectus

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

National Scale Long-Term Ratings

Moody's long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody's assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.

Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.

Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.

National Scale Short-Term Ratings
Moody's short-term NSRs are opinions of the ability of issuers in a given country, relative to other domestic issuers, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody's global ratings.

There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.

In each specific country, the first two letters indicate the country in which the issuer is located (e.g., BR-1 through BR-4 for Brazil).

N-1: Issuers rated N-1 have the strongest ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-2: Issuers rated N-2 have an above average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-3: Issuers rated N-3 have an average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-4: Issuers rated N-4 have a below average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa. National scale short-term ratings of AR-5 and AR-6 may also be applied to Argentine obligations.

Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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PIMCO Funds

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' ("S&P") analysis of the following considerations:

■

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;

■

Nature and provisions of the financial obligation and the promise S&P imputes; and

■

Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely weaken the obligor's capacity to meet its financial commitments on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated ‘BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The ‘CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D' if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested and there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from ‘AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated

A-3	PROSPECTUS | PIMCO FUNDS

Prospectus

with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capcity to meet its financial commitments on the obligation.

B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D' if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+' or ‘A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+').

Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L: Ratings qualified with ‘L' apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim: Preliminary ratings, with the ‘prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

■

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

■

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

■

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

■

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

■

A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (no longer applied or outstanding)

*:This symbol that indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	A-4

PIMCO Funds

long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer's bonds were deemed taxable. Discontinued use in January 2001.

G: The letter 'G' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer's published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer's management and therefore, could have been based on less comprehensive information than ratings without a 'pi' suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd's Syndicate Assessments.

pr: The letters ‘pr' indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A ‘q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r' modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P discontinued the use of the ‘r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch Ratings

Long-Term Credit Ratings
Investment Grade
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings ("IDRs"). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity's relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. ‘AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. ‘BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk.

CC: Very high levels of credit risk.

C: Near default.

A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C' category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
or

c. the formal announcement by the issuer or their agent of a distressed debt exchange;

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted default. ‘RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

A-5	PROSPECTUS | PIMCO FUNDS

Prospectus

d. ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. For example, the rating category 'AA' has three notch-specific rating levels ('AA+'; 'AA'; 'AA-'; each a rating level). Such suffixes are not added to the ‘AAA' rating and ratings below the 'CCC' category.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	A-6

PIMCO Funds

Appendix B
Financial Firm-Specific Sales Charge Waivers and Discounts

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial firm, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial firm to receive such waivers or discounts.

The following descriptions of sales charge waivers and discounts for a particular financial firm and class(es) of shares set forth information provided by the financial firm that the firm has represented is current as of the date of this prospectus. These waivers or discounts, which may vary from those disclosed elsewhere in the prospectus, are subject to change. The Funds will update this Appendix periodically based on information provided by the applicable financial firm. Neither the Funds, the Investment Adviser nor PIMCO Investments LLC supervises the implementation of these waivers or discounts or verifies the firms' administration of these waivers or discounts.

In all instances, it is an investor's responsibility to notify the financial firm of any facts that may qualify the investor for sales charge waivers or discounts. Please contact your financial firm for more information regarding the sales charge waivers and discounts available to you and the firm's related policies and procedures.

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares of Funds purchased through the Merrill Edge Self-Directed platform

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in the this prospectus

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a certain fee based account or platform (applicable to A and C shares only)

Class A shares sold as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI:

Front-end Sales Load Waivers on Class A Shares available at Ameriprise Financial

B-1	PROSPECTUS | PIMCO FUNDS

Prospectus

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial's platform (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,  401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds' prospectus or SAI. For more information regarding the waivers described below, as well as other information regarding mutual fund fees, please see the "Mutual Fund Features, Share Classes and Compensation" brochure available on the Morgan Stanley Wealth Management website.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules.
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
Shares purchased through a Morgan Stanley self-directed brokerage account.

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management's share class conversion program.

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity's affiliates ("Raymond James") platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end sales load waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James and their family members as designated by Raymond James.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class as determined by Raymond James) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and the procedures of Raymond James. More information regarding mutual fund shares purchased through a Raymond James platform or account, including the conversion described above, can be found in the Mutual Fund Investing disclosures available on the Raymond James website.

CDSC Waivers on Class A and C Shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund's prospectus or SAI.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.
Front-end Load Discounts available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	B-2

PIMCO Funds

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Beginning on or after May 1, 2020, shareholders purchasing Fund shares through an Edward D. Jones & Co. ("Edward Jones") commission or fee-based platform are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Edward Jones

Shares purchased or exchanged by associates of Edward Jones and its affiliates and their family members who have accounts grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups," as determined by Edward Jones under its policies and procedures).  This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good standing and remains eligible consistent with Edward Jones' policies.

Shares purchased through an Edward Jones fee-based program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

Shares purchased from the proceeds of redeemed shares of the same fund family, provided (1) the proceeds are from the sale of shares within 60 days of the purchase, and (2) the sale and purchase are made in the same share class and the same account, or the purchase is made in an IRA with proceeds from liquidations in a non-retirement account

Shares exchanged into Class A shares from another share class so long as the exchange is into the same Fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

Exchanges from Class C shares to Class A shares of the same Fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones
CDSC Waivers on Class A and Class C Shares available at Edward Jones
Death or disability of the shareholder
Shares sold, in an amount that does not exceed 10% per year of the account value, as part of a systematic withdrawal plan as described in this prospectus
Return of excess contributions from an IRA.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable Internal Revenue Service regulations

Shares sold to pay Edward Jones fees or costs but only if the transaction is initiated by Edward Jones
Shares exchanged in an Edward Jones fee-based program
Shares acquired through net asset value reinstatement
Front-end Charge Discounts Available at Edward Jones: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts for the purchase of Class A shares, are determined by taking into account shares held in all share classes (except any money market funds and retirement plan share classes) of the mutual fund family held by a shareholder or others in the same pricing group. This includes all share classes held on the Edward Jones platform and/or held on another platform. Eligible fund family assets may be included in the ROA calculation only if the shareholder notifies his or her financial advisor of such assets at the time of calculation.

Letters of Intent (LOI), which allow for sales charge and breakpoint discounts based on intended purchases within a fund family, through Edward Jones, over a 13-month period from the date Edward Jones receives the LOI. Eligible fund family assets may be included in the LOI calculation only if the shareholder notifies his or her financial advisor of such assets at the time of calculation.

Other Important Information related to Edward Jones
Minimum Purchase Amounts ■ $250 initial purchase minimum ■ $50 subsequent purchase minimum

Edward Jones has the right to redeem at its discretion Fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in Edward Jones' policy:

■

A fee-based account held on an Edward Jones platform

■

A 529 account held on an Edward Jones platform

■

An account with an active systematic investment plan or LOI

At any time it deems necessary, Edward Jones has the authority to exchange at net asset value a shareholder's holdings in a Fund to Class A shares

Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC ("Janney") brokerage account, you will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

B-3	PROSPECTUS | PIMCO FUNDS

Prospectus

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same Fund pursuant to Janney's policies and procedures.
CDSC Waivers on Class A and C Shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation ("ROA"), and/or letters of intent
Breakpoints as described in the Fund's Prospectus.

ROA, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. ("OPCO") platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 plan
Shares purchased through an OPCO affiliated investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family)

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

A shareholder in the Fund's Class C shares purchased prior to July 1, 2015 will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO. More information regarding mutual fund shares purchased through an OPCO platform or account, including the conversion described above, can be found in the disclosures available on the OPCO website.

Employees and registered representatives of OPCO or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and C Shares available at OPCO
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code as described in the prospectus
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or the SAI

Front-End Sales Charge Waivers on Class A Shares available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same Fund
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird according to its policies and procedures

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	B-4

PIMCO Funds

Shares purchased from the proceeds of redemptions from a fund of the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

A shareholder in the Fund's Class C shares will have their share converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares available at Baird
Shares sold due to death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Shares bought due to returns of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund's prospectus

Shares sold to pay Baird fees but only if the transaction is initiated by Baird
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts available at Baird: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser's household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of the fund family through Baird, over a 13-month period of time

B-5	PROSPECTUS | PIMCO FUNDS

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT

DST Asset Manager Solutions, Inc.
Institutional Class, I-2 and I-3 — 430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407
Class A and Class C — P.O. Box 219294, Kansas City, MO 64121-9294

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1900 K Street N.W., Washington, D.C. 20006

For further information about the PIMCO Funds, call 888.87.PIMCO or visit our Web site at pimco.com.

PIMCO FUNDS
650 Newport Center Drive
Newport Beach, CA 92660

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

The SAI contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the SAI.

You may get free copies of any of these materials or request other information about a Fund by calling the Trust at 888.87.PIMCO (888.877.4626) or by writing to:

PIMCO Funds
650 Newport Center Drive
Newport Beach, CA 92660

Daily updates on the NAV of a Fund may be obtained by calling 1-888-87-PIMCO.

You may access reports and other information about the Trust on the EDGAR Database on the Commission's Web site at www.sec.gov. You may get copies of additional information about the Trust, including its SAI, with payment of a duplication fee, by e-mailing your request to publicinfo@sec.gov.

You can also visit our web site at pimco.com for additional information about the Funds, including the SAI and the annual and semi-annual reports, which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-05028	PF0008_042920

PIMCO Funds
Prospectus
July 31, 2019 (as supplemented April 29, 2020)
Quantitative Strategies
	Inst	I-2	I-3	A	C
PIMCO TRENDS Managed Futures Strategy Fund	PQTIX	PQTPX	PQTNX	PQTAX	PQTCX

As with other mutual funds, neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

PIMCO TRENDS Managed Futures Strategy Fund

Investment Objective

The Fund seeks positive, risk-adjusted returns, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 17 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Class A	Class C
Management Fees	1.40%	1.50%	1.60%	1.55%	1.55%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.04%	0.04%	0.04%	0.04%	0.04%
Acquired Fund Fees and Expenses	0.18%	0.18%	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses(2)	1.62%	1.72%	1.82%	2.02%	2.77%
Fee Waiver and/or Expense Reimbursement(3)(4)(5)	(0.28%)	(0.28%)	(0.33%)	(0.28%)	(0.28%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.34%	1.44%	1.49%	1.74%	2.49%

1 "Other Expenses" include interest expense of 0.04%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 1.30%, 1.40%, 1.45%, 1.70% and 2.45% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.

2 Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets Excluding Waivers of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets Excluding Waivers reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3 PIMCO has contractually agreed, through July 31, 2020, to reduce its advisory fee by 0.10% of the average daily net assets of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years from the date of waiver.

4 PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund VIII, Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

5 PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$136	$484	$855	$1,898
I-2	$147	$515	$907	$2,007
I-3	$152	$540	$954	$2,110
Class A	$717	$1,123	$1,554	$2,748
Class C	$352	$833	$1,440	$3,079

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$717	$1,123	$1,554	$2,748
Class C	$252	$833	$1,440	$3,079

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by pursuing a quantitative trading strategy intended to capture the persistence of price trends (up and/or down) observed in global financial markets and commodities. The Fund's investment strategy represents a composite of financial and commodity futures designed to provide exposure to global financial market and commodity price trends. Within the strategy's allocations, contracts are positioned either long or short based on various characteristics related to their prices. When determining the target

PIMCO FUNDS | PROSPECTUS	1

PIMCO TRENDS Managed Futures Strategy Fund

allocation for the strategy, PIMCO uses proprietary quantitative models. The target allocations may include long, short, or no positions in the underlying financial markets and commodities specified in the models. The quantitative models are developed and maintained by PIMCO, and are subject to change over time without notice in PIMCO's discretion. PIMCO also retains discretion over the final target asset allocation and the implementation of the target asset allocation, which may include positions that differ from target allocations determined by quantitative models.

The Fund will invest under normal circumstances in derivative instruments linked to interest rates, currencies, mortgages, credit, commodities (including individual commodities and commodity indices), equity indices and volatility-related instruments. The Fund invests in derivative instruments, including futures, options on futures, options and swap agreements. The Fund may invest in derivative instruments on a speculative basis. The Fund's investments in derivative instruments will generally be backed by a short to intermediate duration portfolio which may consist of cash equivalent securities and Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund may seek to gain exposure to the commodity futures markets primarily through investments in swap agreements and futures, and through investments in the PIMCO Cayman Commodity Fund VIII, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in the prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund and the Subsidiary may also temporarily hold physical commodities directly as a means of settling derivatives transactions.

The Fund may also invest in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. These commodity index-linked notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index.

In addition, the Fund may invest its assets in particular sectors of the commodities futures market.

The Fund may invest in high yield securities ("junk bonds") rated below investment grade by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may obtain foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) without limitation. The Fund may invest without limitation in securities and instruments that are economically tied to emerging market countries. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

2	PROSPECTUS | PIMCO FUNDS

Prospectus

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Futures Contract Risk: the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract

Model Risk: the risk that the Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is "qualifying income" under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the Subsidiary will be achieved

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	3

PIMCO TRENDS Managed Futures Strategy Fund

Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. Lipper Alternative Managed Futures Funds Average is a total return performance average of funds tracked by Lipper Inc. that, by prospectus language, invest primarily in a basket of futures contracts with the aim of reduced volatility and positive returns in any market environment. Investment strategies are based on proprietary trading strategies that include the ability to go long and/or short.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2019 is 1.52%. For the periods shown in the bar chart, the highest quarterly return was 6.96% in the Q1 2016, and the lowest quarterly return was -6.84% in the Q2 2015.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Since Inception (12/31/2013)
Institutional Class Return Before Taxes	2.36%	3.45%	3.45%
Institutional Class Return After Taxes on Distributions(1)	2.20%	1.93%	1.93%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	1.40%	2.01%	2.01%
I-2 Return Before Taxes	2.30%	3.31%	3.31%
I-3 Return Before Taxes	2.24%	3.30%	3.30%
Class A Return Before Taxes	-3.63%	1.91%	1.91%
Class C Return Before Taxes	0.28%	2.29%	2.29%
3 Month USD LIBOR Index (reflects no deductions for fees, expenses or taxes)	2.20%	0.92%	0.92%
Lipper Alternative Managed Futures Funds Average (reflects no deductions for taxes)	-6.89%	0.91%	0.91%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Matt Dorsten and Graham Rennison. Mr. Dorsten is an Executive Vice President of PIMCO, and Mr. Rennison is a Senior Vice President of PIMCO. Messrs. Dorsten and Rennison have managed the Fund since its inception in December 2013.

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange ("NYSE") is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

Institutional Class, I-2 and I-3

The minimum initial investment for Institutional Class, I-2 and I-3 shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.

You may sell (redeem) all or part of your Institutional Class, I-2 and I-3 shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:

■

Sending a written request by regular mail to:
PIMCO Funds
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:

4	PROSPECTUS | PIMCO FUNDS

Prospectus

PIMCO Funds c/o DST Asset Manager Solutions, Inc.
430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407

■

Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you

■

Sending a fax to our Shareholder Services department at 816.421.2861

■

Sending an e-mail to piprocess@dstsystems.com

Class A and Class C

The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Firms

If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm's Web site for more information.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	5

PIMCO Funds

Description of Principal Risks

The value of your investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund's investments as a whole are called "principal risks." The principal risks of the Fund are identified in the Fund Summary and are described in this section. The Fund may be subject to additional risks other than those identified and described below because the types of investments made by the Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information (the "SAI") also include more information about the Fund, its investments and the related risks. There is no guarantee that the Fund will be able to achieve its investment objective. It is possible to lose money by investing in the Fund.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in the Fund's portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value ("NAV") of the Fund's shares.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are near historically low levels. Thus, the Fund currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise.

During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Certain European countries have recently experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if the Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity is an additional measure used to understand a security's or the Fund's interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security's price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if the Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk

The Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest

6	PROSPECTUS | PIMCO FUNDS

Prospectus

payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Therefore, if the Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as "high yield securities" or "junk bonds") may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. These securities are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce the Fund's ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require the Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to "call" or redeem the issue prior to maturity, which may result in the Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In addition, the high yield securities in which the Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund. Because of the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

Market Risk

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on the Fund's investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund's investments. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. To the extent that the Fund focuses its investments in a region enduring geopolitical market disruption, it will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to

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determine whether the Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to the Fund's investment in fixed income securities. As discussed more under "Interest Rate Risk," interest rates in the U.S. are at or near historically low levels. Any interest rate increases in the future could cause the value of the Fund to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund and its shareholders.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, the Fund may rely on various third-party sources to calculate its NAV. As a result, the Fund is subject to certain operational risks associated with reliance on service providers and service providers' data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund's calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. The Fund may be unable to recover any losses associated with such failures.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

Liquidity Risk

The Securities and Exchange Commission defines liquidity risk as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. The Fund's investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

In such cases, the Fund, due to regulatory limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund's principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for the Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require the Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Certain accounts or PIMCO affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund's shares. Redemptions by these shareholders of their holdings in the Fund may impact the Fund's liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund's brokerage costs.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Fund may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the SAI. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset, as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indexes, sectors, currencies, and/or geographic regions, and/or to reduce exposure to other risks, such as interest rate, credit or currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk, and in some cases, may subject the Fund to the potential for unlimited loss. The use of derivatives may cause the Fund's investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund's total investment exposure exceeding the value of its portfolio.

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The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the initial amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, the Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which the Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty. Therefore, it may not be possible for the Fund to modify, terminate, or offset the Fund's obligations or the Fund's exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. In such case, the Fund may lose money.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Fund may wish to retain the Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, the Fund will be subject to increased liquidity and investment risk.

When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund's hedging transactions will be effective.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund's derivative transactions, impede the employment of the Fund's derivatives strategies, or adversely affect the Fund's performance.

Futures Contract Risk

A futures contract is an exchange-traded contract to buy or sell an underlying asset, such as a security, currency or commodity, for a set price on a future date. The risks associated with the Fund's use of derivative instruments, including futures contracts, are discussed in more detail under "Characteristics and Risks of Securities and Investment Techniques – Derivatives" in this prospectus and under "Investment Objectives and Policies" in the SAI. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contract and the underlying asset. In addition, there are significant differences between the futures market and the markets for underlying assets, which could result in an imperfect correlation between the markets. The degree of imperfect correlation depends on circumstances such as variations in speculative market demand for futures and futures options on underlying assets, including technical influences in futures trading and futures options, and differences between the futures contract and underlying asset due to factors such as interest rate levels, maturities and creditworthiness of issuers.

Futures contracts are traded on exchanges, so that, in most cases, a party can close out its position on the exchange for cash, without delivering the underlying asset. Because the futures utilized by the Fund are exchange-traded, the primary credit risk on futures contracts resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed.

In addition, certain futures contracts may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

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Model Risk

In making investment allocation decisions, PIMCO utilizes proprietary quantitative models that may be proprietary or developed by third-parties. These models are used by PIMCO to determine the Fund's target asset allocation. The Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of your investment. There can be no assurance that the models used by PIMCO will remain viable, due to various factors, which may include the quality of the data input into the models and the assumptions underlying such models, which to varying degrees involve the exercise of judgment, as well as the possibility of errors in constructing or using the model.

Models rely on accurate market data inputs. If inaccurate market data is entered into a model, the resulting information will be incorrect. In addition, the models used may be predictive in nature and such models may result in an incorrect assessment of future events. The models evaluate securities or securities markets based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models. In addition, when relying on a quantitative model and/or data supplied by third parties, PIMCO may have less insight into the construction, coding or testing of the third-party model or data, and PIMCO will be exposed to systems, cyber security and other risks associated with the third party that provides the model or data.

The use of models can be complex and involves financial, economic, econometric and statistical theories, research and modeling; and the results of those processes must then be translated into computer code. Although PIMCO seeks to hire individuals and/or third parties, as applicable, skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform "real world" testing of a model's end product raises the chances that a finished model may contain an error; one or more of such errors could adversely affect the Fund's performance.

Commodity Risk

The Fund's investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Fund and its Subsidiary (the "Subsidiary") each may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the Fund and the Subsidiary may be more susceptible to risks associated with those sectors. The prices for commodities in those sectors may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, preferred securities, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.

Mortgage-Related and Other Asset-Backed Securities Risk

Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Foreign (Non-U.S.) Investment Risk

To the extent that the Fund invests in foreign (non-U.S.) securities, it may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly,

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Prospectus

from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent the Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent the Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities. If the Fund focuses its investments in multiple asset classes of emerging market securities, the Fund may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and the Fund could lose money.

Sovereign Debt Risk

Sovereign debt risk is the risk that fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity's failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to the Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond the Fund's control, may result in a loss in value of the Fund's sovereign debt holdings.

Currency Risk

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that the Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. In accordance with federal securities laws, rules and staff positions, PIMCO will mitigate its leveraging risk by segregating or "earmarking" liquid assets or otherwise covering transactions that may give rise to such risk. The Subsidiary will comply with these asset segregation or "earmarking" requirements to the same extent as the Fund. The Fund also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close

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out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund's investment returns, resulting in greater losses. Moreover, to make payments of interest and other loan costs, the Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

Management Risk

The Fund and the Subsidiary are subject to management risk because they are actively managed investment portfolios. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis and will, in some cases, rely partially or entirely upon one or more quantitative models in making investment decisions for the Fund and the Subsidiary, as applicable, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent the Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Fund and the Subsidiary and may also adversely affect the ability of the Fund and the Subsidiary to achieve their investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of services of one or more key employees of PIMCO could have an adverse impact on the Fund's ability to realize its investment objective. Similarly, there can be no assurance that third-party quantitative models or related data sources will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on the Fund's ability to realize its investment objective.

Short Exposure Risk

The Fund's short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long security positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. Also, there is the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk

The Fund gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. The Fund may also gain exposure indirectly to commodity markets by investing in the Subsidiary, which invests primarily in commodity linked derivative instruments backed by a portfolio of cash equivalent securities and/or other Fixed Income Instruments. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income.

As more fully described below under "Tax Consequences-A Note on the Fund", the Internal Revenue Service (the "IRS") issued a revenue ruling which holds that income derived from commodity-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will constitute qualifying income. Under IRS regulations, income derived from a controlled foreign corporation will be considered qualifying income if a Fund's investment in the subsidiary is derived with respect to the Fund's business of investing in securities. An IRS revenue procedure states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a "security" under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. If the IRS were to determine that income derived from investments in a Subsidiary does not constitute qualifying income, the Fund might be adversely affected and would be required to reduce its exposure to such investments, which might result in difficulty in implementing its investment strategies and increased costs and taxes. Investments in the Subsidiary involves specific risks. See "Characteristics and Risks of Securities and Investment Techniques-Investments in a Wholly-Owned Subsidiary" below for further information

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regarding the Subsidiary, including the risks associated with investing in the Subsidiaries.

Subsidiary Risk

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Fund or the Subsidiary will be achieved.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and SAI and could adversely affect the Fund. Changes in the laws of the United States and/or the Cayman Islands could adversely affect the performance of the Fund and/or the Subsidiary and result in the Fund underperfoming its benchmark index(es).

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the SAI for information about the availability of the complete schedule of the Fund's holdings.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	13

PIMCO Funds

Management of the Fund

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as investment adviser, the "Investment Adviser," and serving in its capacity as administrator, the "Administrator") for the Fund. Subject to the supervision of the Board of Trustees of PIMCO Funds (the "Trust"), PIMCO is responsible for managing the investment activities of the Fund and the Fund's business affairs and other administrative matters. PIMCO also serves as the investment adviser for the Subsidiary.

PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2019, PIMCO had approximately $1.84 trillion in assets under management.

Management Fees

The Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in-fee structure. The Management Fees shown in the Annual Fund Operating Expenses table reflect both an advisory fee and a supervisory and administrative fee. For the fiscal year ended March 31, 2019, the Fund paid monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class's shares taken separately):

	Management Fees
Fund Name	Institutional Class	I-2	I-3	Class A	Class C
PIMCO TRENDS Managed Futures Strategy Fund	1.40%	1.50%	1.60%	1.55%	1.55%

■

Advisory Fee. The Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2019, the Fund paid monthly advisory fees to PIMCO at the following annual rate (stated as a percentage of the average daily net assets of the Fund):

Fund Name	Advisory Fee All Classes
PIMCO TRENDS Managed Futures Strategy Fund	1.15%(1)

1 PIMCO has contractually agreed, effective July 31, 2019 through July 31, 2020, to waive its advisory fee by 0.10% of the average daily net assets of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may be entitled to reimbursement of amounts waived in future periods, not exceeding three years from the date of waiver. See "Fee Waiver Agreement" below. Prior to July 31, 2019, PIMCO contractually agreed to reduce its advisory fee by 0.15% of the average daily net assets of the Fund.

A discussion of the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2018.

As discussed in the "Principal Investments and Strategies" section, the Fund may pursue its investment objective by investing in its Subsidiary. The Subsidiary has entered into a separate contract with PIMCO whereby PIMCO provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

■

Supervisory and Administrative Fee. The Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of the Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Fund bears other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Fund. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended March 31, 2019, the Fund paid PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class's shares taken separately):

14	PROSPECTUS | PIMCO FUNDS

Prospectus

	Supervisory and Administrative Fees
Fund Name	Institutional Class	I-2	I-3	Class A	Class C
PIMCO TRENDS Managed Futures Strategy Fund	0.25%	0.35%	0.45%	0.40%	0.40%

Expense Limitation Agreement

Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of each Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the "Expense Limit") (calculated as a percentage of average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the "Reimbursement Amount") during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

Fee Waiver Agreement

PIMCO has contractually agreed, through July 31, 2020, to waive its advisory fee by 0.10% of the average daily net assets of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the advisory fee waived as set forth above (the "TRENDS Reimbursement Amount") during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees or supervisory and administrative fees pursuant to the Expense Limitation Agreement, exceed, for such month, the Expense Limit; 2) exceed the total TRENDS Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Individual Portfolio Managers

The following individuals have primary responsibility for managing the Fund.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO TRENDS Managed Futures Strategy Fund	Matt Dorsten	12/13*

Executive Vice President, PIMCO. Mr. Dorsten is a portfolio manager in the quantitative strategies group. He was previously a member of the financial engineering group working on mortgage-backed securities and event-linked bonds. Prior to joining PIMCO in 2006, he received his Ph.D. in theoretical particle physics from the California Institute of Technology, where he was a National Science Foundation Graduate Research Fellow. He holds undergraduate degrees in mathematics and physics from Ohio State University.

	Graham Rennison	12/13*

Senior Vice President, PIMCO. Mr. Rennison is a portfolio manager in the quantitative strategies group. He was previously a member of the client analytics group, advising clients on strategic asset allocation. Prior to joining PIMCO in 2011, Mr. Rennison was a director and head of systematic strategies research at Barclays Capital in New York and also spent five years at Lehman Brothers. He holds master's and undergraduate degrees in mathematics from Cambridge University, England.

* Inception of the Fund.

Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Investment Adviser, the Distributor (as defined below), the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor summary prospectus, the Trust's SAI, any contracts filed as exhibits to the Trust's registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or the Fund creates a contract

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	15

PIMCO Funds

between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend this, or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust's then-current prospectus or SAI.

Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC"). Please note all direct account requests or inquiries should be mailed to the Trust's transfer agent at P.O. Box 219294, Kansas City, MO 64121-9294 and should not be mailed to the Distributor.

16	PROSPECTUS | PIMCO FUNDS

Prospectus

Classes of Shares

Class A, Class C, Institutional Class, I-2 and I-3 shares of the Fund are offered in this prospectus. Each share class represents an investment in the same Fund, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment, the expenses borne by each class, which are detailed in the fee table and example at the front of this prospectus, any initial sales charge or contingent deferred sales charge (CDSC) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. Individual investors can generally invest in Class A and Class C shares. Class C shares of the Fund will automatically convert into Class A shares of the Fund after they have been held for ten years. In addition, any Class C shares held in Orphaned Accounts (as defined below) will automatically convert into Class A shares of the same Fund. Certain shareholder accounts are maintained with the Trust's Transfer Agent and list a broker-dealer of record ("Prior Broker-Dealer of Record") other than the Distributor, and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the Trust and the Distributor becoming the default dealer of record for such account, then such account would be referred to as an "Orphaned Account." These automatic conversions will be executed without any sales charge, fee or other charge. After such a conversion takes place, the shares will be subject to all features and expenses of Class A shares. Only certain investors may purchase Institutional Class, I-2, and I-3 shares.

The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Distributor or a financial firm. More information regarding sales charge waivers and discounts is summarized below.

The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial firms for distribution and other services. More information about the Trust's multi-class arrangements is included in the SAI and can be obtained free of charge by visiting pimco.com or by calling 888.87.PIMCO.

Sales Charges

Initial Sales Charges — Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Fund and describes information or records you may need to provide to the Distributor or your financial firm in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the net asset value ("NAV") of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Fund through a financial firm, it is the responsibility of the financial firm to ensure that you obtain the proper "breakpoint" discount.

Class A Shares

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $50,000	5.50%	5.82%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 +	0.00%*	0.00%*

* As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, certain purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after their purchase. See "Contingent Deferred Sales Charges – Class A Shares" below.

Investors in the Fund may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, Right of Accumulation (Cumulative Quantity Discount), Letter of Intent or Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of the Trust or PIMCO Equity Series that offer Class A shares (other than the PIMCO Government Money Market Fund) (collectively, "Eligible Funds"), are summarized below and are described in greater detail in the SAI.

Combined Purchase Privilege and Right of Accumulation (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase (the "Combined Purchase Privilege"). In addition, a Qualifying Investor may obtain a reduced sales charge on Class A shares by adding the purchase value of Class A shares of an Eligible Fund with the current aggregate NAV of all Class A and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor (the "Right of Accumulation" or "Cumulative Quantity Discount").

The term "Qualifying Investor" refers to:

1.

an individual, such individual's spouse or domestic partner, as recognized by applicable state law, or such individual's children under the age of 21 years (each a "family member") (including family trust* accounts established by such a family member); or

2.

a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or

3.

an employee benefit plan of a single employer.

* For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege, Right of Accumulation or Letter of Intent, a "family trust" is one in which a family member, as defined in section (1) above,

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	17

PIMCO Funds

or a direct lineal descendant(s) of such person is/are the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is/are the trustee(s).

Please see the SAI for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent. Investors may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses intent to invest not less than $50,000 (or $100,000 in the case of those funds with an initial sales charge breakpoint at $100,000) within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. The value of the investor's account(s) linked to a Letter of Intent will be included at the start date of the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased. Redemptions during the LOI period will not count against the shareholder, but a CDSC may be charged for LOIs of $1,000,000.

In making computations concerning the amount purchased for purposes of a Letter of Intent, the Right of Accumulation value of eligible accounts will be included in the computation when the Letter of Intent begins in addition to purchases made during the Letter of Intent Period.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption date. The limitations and restrictions of this program are fully described in the SAI.

Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the public offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Right of Accumulation (Cumulative Quantity Discount).

Sales at Net Asset Value. In addition to the programs summarized above, the Fund may sell its Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including: individuals or accounts having certain relationships with the Trust, certain of its affiliates, PIMCO Equity Series, certain broker-dealers or the Distributor; individuals purchasing shares through certain types of omnibus or wrap accounts; investors engaging in certain transactions related to IRAs or other qualified retirement plan accounts; investors making certain purchases following the announcement of a Fund or share class liquidation or following certain share class conversions; and any other person for which the Distributor determines that there will be minimal cost borne by the Distributor associated with the sale. Please see the SAI for additional details.

If you are eligible to buy both Class A shares and Institutional Class shares, you should buy Institutional Class shares because Class A shares may be subject to sales charges and an annual 0.25% service fee.

Required Shareholder Information and Records. In order for investors in Class A shares of the Fund to take advantage of sales charge reductions, an investor or his or her financial firm must notify the Fund that the investor qualifies for such a reduction. If the Fund is not notified that the investor is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the investor's account. An investor may have to provide certain information or records to his or her financial firm or the Fund to verify the investor's eligibility for breakpoint discounts or sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Fund or other Eligible Funds held in:

■

all of the investor's accounts held directly with the Trust or through a financial firm;

■

any account of the investor at another financial firm; and

■

accounts of Qualifying Investors, at any financial firm.

The SAI provides additional information regarding eliminations of and reductions in sales loads associated with Eligible Funds. You can obtain the SAI free of charge from PIMCO by written request, by visiting pimco.com or by calling 888.87.PIMCO.

Contingent Deferred Sales Charges

Class A Shares

Unless you are eligible for a waiver, if you purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) of the Fund, you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 12 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See "Reductions and Waivers of Initial Sales Charges and CDSCs" below.

Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. If you invest in Class C shares of the Fund through a financial firm, it is the responsibility of the financial firm to ensure that you are credited with the proper holding period for the shares redeemed.

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%

How CDSCs will be Calculated

A CDSC is imposed on redemptions of Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes

18	PROSPECTUS | PIMCO FUNDS

Prospectus

the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

■

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

■

For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund's NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

■

CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

■

In determining whether a CDSC is payable, it is assumed that you will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class C CDSC:

■

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class C shares of the Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 1%, the Class C CDSC would be $20.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. See "Sales at Net Asset Value" above for information on Class A initial sales charges. CDSCs on Class A and Class C shares may be reduced or waived in certain circumstances, including for: redemptions in connection with certain distributions, withdrawals or returns of excess contributions from or exchanges to certain retirement plan accounts or IRAs; certain redemptions following death or disability; certain redemptions of shares subject to an Automatic Withdrawal Plan; redemptions by individuals having certain relationships with the Trust, certain of its affiliates, PIMCO Equity Series or the Distributor; redemptions effected by a Fund as a result of an account not satisfying applicable minimum account size requirements; redemptions in connection with certain reorganizations and liquidations; redemptions by certain shareholders demonstrating hardship, as determined in the sole discretion of the Trust; certain intra-fund exchanges of Class A shares for Institutional Class shares; redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a financial firm with which the Distributor has an agreement with respect to such purchases; and certain redemptions effected by fiduciaries who have purchased shares for certain accounts. In addition, investors will not be subject to CDSCs for certain transactions where the Distributor did not pay at the time of purchase the amount it normally would have to the broker-dealer. Please see the SAI for additional details.

Shares Purchased or Held Through Financial Firms

The availability of sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. The Funds' sales charge waivers and discounts disclosed in this Prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial firms unless otherwise specified in Appendix B. The sales charge waivers and discounts available through certain other financial firms are set forth in Appendix B to this Prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Distributor or certain other financial firms. Please contact your financial firm for more information regarding sales charge waivers and discounts available to you and the financial firm's related policies and procedures.

No Sales Charges — Institutional Class, I-2 and I-3 Shares

The Fund does not impose any sales charges or other fees on purchases, redemptions or exchanges of Institutional Class, I-2 or I-3 shares. Only certain investors are eligible to purchase these share classes. Your financial advisor or financial firm can help you determine if you are eligible to purchase Institutional Class, I-2 or I-3 shares. You can also call 888.87.PIMCO.

An investor transacting in Institutional Class shares, I-2 shares or I-3 shares may be required to pay a commission to a broker or other financial firm. Other share classes of the Fund that have different fees and expenses are available.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances, and "wrap account" programs established with broker-dealers or other financial firms may purchase Institutional Class, I-2 or I-3 shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for the Fund and will not require the Fund to pay any type of administrative payment per participant account to any third party.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Fund.

I-2 shares are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as certain asset allocation, wrap fee and other similar programs. I-2 shares may also be offered through broker-dealers and other financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Fund. I-2 shares of the Fund will be held in an account at a financial firm and, generally, the firm will hold a shareholder's I-2 shares

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	19

PIMCO Funds

in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific I-2 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-2 shares.

I-3 shares of the Fund are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as mutual fund supermarkets or other no transaction fee platforms. I-3 shares of the Fund will be held in an account at a financial firm and, generally, the firm will hold a shareholder's I-3 shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific I-3 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-3 shares.

Distribution and Servicing (12b-1) Plans

Class A and Class C shares. The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares ("distribution fees") and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans ("12b-1 Plans") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act.

Class A shares pay only servicing fees. Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund's average daily net assets attributable to the particular class of shares):

Class A	Servicing Fee	Distribution Fee
	0.25%	0.00%

Class C	Servicing Fee	Distribution Fee
	0.25%	0.75%

Because distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class C shares do not pay initial sales charges, the distribution fees payable on Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares.

Servicing Arrangements

Shares of the Fund may be available through broker-dealers, banks, trust companies, insurance companies and other financial firms that have entered into shareholder servicing arrangements with respect to the Fund. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. These financial firms provide varying investment products, programs, platforms and accounts, through which investors may purchase, redeem and exchange shares of the Fund. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular firm's products, programs, platform and accounts.

PIMCO and/or its affiliates may make payments to financial firms for the shareholder services provided. These payments are made out of PIMCO's resources, including the supervisory and administrative fees paid to PIMCO under the Fund's supervision and administration agreement. The actual services provided by these firms, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the financial firm and/or a percentage of the value of shares held by investors through the firm. Please see the SAI for more information.

These payments may be material to financial firms relative to other compensation paid by the Fund, PIMCO and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service (12b-1) fees, revenue sharing or "shelf space" fees and event support, other non-cash compensation and charitable contributions paid to or at the request of such firms (described below). Also, the payments may differ depending on the Fund or share class and may vary from amounts paid to the Fund's transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not control these financial firms' provision of the services for which they are receiving payments.

These financial firms may impose additional or different conditions than the Fund on purchases, redemptions or exchanges of shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Fund. These additional fees may vary and over time could increase the cost of an investment in the Fund and lower investment returns. Each financial firm is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial firms or participants in programs serviced by them should contact the financial firm for information regarding these fees and conditions.

Other Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or "reallowed" to the financial firm, including their financial advisors through which you purchase your shares. With respect to Class C shares, the financial firms are also paid at the time of your purchase a commission of up to 1.00% of your investment in such share class. Please see the SAI for more details.

Revenue Sharing/Marketing Support. The Distributor or PIMCO (for purposes of this subsection only, collectively, "PIMCO") make payments

20	PROSPECTUS | PIMCO FUNDS

Prospectus

and provide other incentives to financial firms as compensation for services such as providing the Fund with "shelf space," or a higher profile for the financial firms' financial advisors and their customers, placing the Fund on the financial firms' preferred or recommended fund list, granting PIMCO access to the financial firms' financial advisors and furnishing marketing support and other specified services. These payments may be significant to the financial firms.

A number of factors are considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund and/or other funds sponsored by PIMCO together or a particular class of shares, during a specified period of time. PIMCO also makes payments to one or more financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the Fund and the quality of the financial firm's relationship with PIMCO and/or its affiliates.

The additional payments described above are made from PIMCO's (or its affiliates') own assets (and sometimes, therefore referred to as "revenue sharing") pursuant to agreements with financial firms and do not change the price paid by investors for the purchase of the Fund's shares or the amount the Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Fund or other PIMCO-sponsored funds. With respect to Class A and Class C shares, except as described in the following paragraph, the level of payments made to a financial firm will vary and generally will not exceed in any billing period the sum of: (a) 0.10% of gross sales of Class A and Class C shares of the Trust and PIMCO Equity Series by such financial firm; and (b) an annual rate of 0.03% of the assets attributable to that financial firm invested in Class A and Class C shares of the funds of the Trust and funds of PIMCO Equity Series (as determined by the contractual arrangement between the parties) (the "10/3 cap"). In certain cases, the payments described in the preceding sentence are subject to minimum payment levels or vary based on the advisory fee or total expense ratio of the relevant Fund(s). In lieu of payments pursuant to the foregoing formula, PIMCO or its affiliates makes, in certain instances, payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formula.

Financial firms with a combined AUM in excess of $5 billion in Class A, Class C and I-2 shares of funds of the Trust and PIMCO Equity Series that have a written agreement with PIMCO to receive revenue sharing payments on the applicable share class (for purposes of this paragraph, "Eligible Firms") are eligible for marketing support payments beyond those described in the preceding paragraph on certain Eligible Assets (as defined below). The total payment in any billing period (as determined by the contractual arrangement between the parties) to any Eligible Firm with an agreement to receive revenue sharing payments on I-2 shares generally shall not exceed 0.05% of the combined Eligible Assets of Class A, Class C and I-2 shares of the funds of the Trust and PIMCO Equity Series. Should any Eligible Firm not collect marketing support on I-2 shares, the total payment to such Eligible Firm generally shall not exceed the greater of: (a) 0.05% of Eligible Assets of Class A and Class C shares of funds of the Trust and funds of PIMCO Equity Series; or (b) the 10/3 cap with respect to Class A and Class C shares only. With respect to the Eligible Firms receiving marketing support payments with respect to I-2 shares pursuant to this paragraph, payments may be lower for particular funds of the Trust or funds of PIMCO Equity Series as compared to other funds of the Trust or funds of PIMCO Equity Series. "Eligible Assets" for purposes of this paragraph are all assets of Class A, Class C and I-2 shares of funds of the Trust and funds of PIMCO Equity Series attributable to such Eligible Firm less any such assets attributable to the Eligible Firm that the Eligible Firm instructs PIMCO in writing to exclude. Although these payments are made from PIMCO's own assets, in some cases the levels of such payments may vary by Fund or share class in relation to advisory fees, total annual operating expenses or other payments made by the Fund or share class to PIMCO. These additional payments by PIMCO may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Fund.

Model Portfolios. Payments for revenue sharing, in certain circumstances, may also be made to financial firms in connection with the marketing and sale of model portfolios developed by PIMCO or servicing of accounts tracking such model portfolios. Such payments relate to assets under management, the advisory fee, the total expense ratio, or sales of any share class, of the Fund in such PIMCO-developed models. The cap rates set forth under "Revenue Sharing/Marketing Support" above do not apply to payments for the marketing and sale of model portfolios.

Ticket Charges. In addition to revenue sharing payments, PIMCO makes payments to financial firms in connection with certain transaction fees (also referred to as "ticket charges") incurred by the financial firms.

Event Support; Other Non-Cash Compensation; Charitable Contributions. In addition to the payments described above, PIMCO pays and/or reimburses, at its own expense, financial firms' sponsorship and/or attendance at conferences, seminars or informational meetings ("event support"), provides financial firms or their personnel with occasional tickets to events or other entertainment, meals and small gifts or pays or provides reimbursement for reasonable travel and lodging expenses for attendees of PIMCO educational events ("other non-cash compensation"), and makes charitable contributions to valid charitable organizations at the request of financial firms ("charitable contributions") to the extent permitted by applicable law, rules and regulations.

Visits; Training; Education. In addition to the payments described above, wholesaler representatives and employees of PIMCO or its affiliates visit financial firms on a regular basis to educate financial advisors and other personnel about the Fund and to encourage the sale or recommendation of Fund shares to their clients. PIMCO may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a financial firm's financial advisors and other personnel.

Platform Support; Leads; Consultant Services. PIMCO also may make payments or reimbursements to financial firms or their affiliated companies, which may be used for their platform development, maintenance, improvement and/or the availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, eligibility for inclusion on sample fund line-ups, trading or order taking platforms and related infrastructure/technology and/or legal, risk

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management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, "platform support"), or for various studies, surveys, industry data, research and information about, and contact information for, particular financial advisors who have sold, or may in the future sell, shares of the Fund or other PIMCO-advised funds (i.e., "leads"). Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Fund with such financial firms' affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Fund or in other products sponsored or distributed by PIMCO or its affiliates. In addition, PIMCO may pay investment consultants or their affiliated companies for certain services including technology, operations, tax, or audit consulting services and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms (collectively, "consultant services").

Payments. Payments for items including event support, platform support, leads and consultant services (but not including certain account services), as well as revenue sharing, are, in certain circumstances, bundled and allocated among these categories in PIMCO's discretion. Portions of such bundled payments allocated by PIMCO to revenue sharing shall remain subject to the percentage limitations on revenue sharing payments disclosed above. The financial firms receiving such bundled payments may characterize or allocate the payments differently from PIMCO's internal allocation.

If investment advisers, distributors or affiliated persons of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial advisors may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial advisors also may have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Fund shares through a financial firm should consult with the shareholder's financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial advisor.

Although the Fund may use financial firms that sell Fund shares to effect transactions for the Fund's portfolios, the Fund and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by PIMCO to financial firms, please see the SAI.

Purchases, Redemptions and Exchanges

The following section provides basic information about how to purchase, redeem and exchange shares of the Fund.

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the SAI, which can be obtained free of charge by written request to the Fund at P.O. Box 219294, Kansas City, MO 64121-9294, visiting pimco.com or by calling 888.87.PIMCO. The SAI provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

■

Automated telephone and wire transfer procedures

■

Automatic purchase, exchange and withdrawal programs

■

A link from your PIMCO Fund account to your bank account

■

Special arrangements for tax-qualified retirement plans

■

Investment programs which allow you to reduce or eliminate the initial sales charges

■

Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

In addition to the other methods and notwithstanding any limitations described herein, shareholders with eligible Fund direct accounts may purchase Class A and Class C shares, and redeem (sell) and exchange Class A and Class C shares, by accessing their accounts online at pimco.com/MyAccountAccess.  Shareholders with eligible Fund direct accounts in the Institutional class may purchase, redeem (sell) and exchange shares by accessing their accounts online at pimco.com/InstitutionalAccountAccess. Accordingly, an investor must first establish a Fund direct account by completing and mailing the appropriate account application. Online redemptions are not available for all Fund direct accounts because in certain cases, a signature guarantee may be required.

If a shareholder elects to use Account Access to effect transactions for their Fund direct account, the shareholder will be required to establish and use a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. The Fund will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during drastic economic or market changes or during other times when communications may be under unusual stress. Please see the Fund's SAI for additional terms, conditions and considerations.

If a shareholder elects not to use Account Access to view their account or effect transactions, the shareholder should not establish online account access.  If online account access has already been established and the client no longer wants the account accessible online, the client can call 888.87.PIMCO and request to suspend online access.

The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The Trust or the Distributor may lower or waive the minimum initial or subsequent investment for certain categories of investors at their discretion. Please see the SAI for details.

Purchasing Shares — Class A and Class C

You can purchase Class A or Class C shares of the Fund in the following ways:

■

Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may establish higher minimum

22	PROSPECTUS | PIMCO FUNDS

Prospectus

investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm.

■

Through the Distributor. You should discuss your investment with your financial advisor before you make a purchase to be sure the Fund is appropriate for you. To make direct investments, your broker-dealer or other financial firm must open an account with the Trust and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

■

Investment Minimums — Class A and Class C Shares. The following investment minimums apply for purchases of Class A and Class C shares.

Purchasing Shares — Institutional Class, I-2 and I-3

Eligible investors may purchase Institutional Class, I-2 and I-3 shares of the Fund at the relevant NAV of that class without a sales charge. See "No Sales Charges — Institutional Class, I-2 and I-3  Shares" above.

■

Investment Minimums — Institutional Class, I-2 and I-3 Shares. The following investment minimums apply for purchases of Institutional Class, I-2 and I-3 shares.

■

Initial Investment. Investors who wish to invest in Institutional Class shares may obtain an Account Application online at pimco.com or by calling 888.87.PIMCO. I-2 and I-3 shares are only available through financial firms. See "No Sales Charges — Institutional Class, I-2 and I-3 Shares." The completed Account Application may be submitted using the following methods:

Facsimile: 816.421.2861

Regular Mail:
    PIMCO Funds
    P.O. Box 219024
    Kansas City, MO 64121-9024

Overnight Mail:
    PIMCO Funds
    c/o DST Asset Manager Solutions, Inc.
    430 W. 7th Street, STE 219024
    Kansas City, MO 64105-1407

E-mail: piprocess@dstsystems.com

Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to:

PIMCO Funds c/o State Street Bank & Trust Co.
One Lincoln Street, Boston, MA 02111
ABA: 011000028
DDA: 9905-7432
ACCT: Investor PIMCO Account Number
FFC: Name of Investor and Name of Fund(s) in which you wish to invest

Before wiring federal funds, the investor must provide order instructions to the Transfer Agent by facsimile at 816.421.2861, by telephone at 888.87.PIMCO or by e-mail at piprocess@dstsystems.com (if an investor elected this option at account opening or subsequently in writing). In order to receive the current day's NAV, order instructions must be received in good order prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) ("NYSE Close"). Instructions must include the name and signature of an authorized person designated on the Account Application ("Authorized Person"), account name, account number, name of Fund and share class and amount being wired. Failure to send the accompanying wire on the same day may result in the cancellation of the order. A wire received without order instructions generally will not be processed and may result in a return of wire; however, PIMCO may determine in its sole discretion to process the order based upon the information contained in the wire.

An investor may place a purchase order for shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by PIMCO or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with the Trust on behalf of its customers.

■

Additional Investments. An investor may purchase additional Institutional Class shares of the Fund at any time by sending a facsimile or e-mail or by calling the Transfer Agent and wiring federal funds as outlined above. Eligible Institutional Class shareholders may also purchase additional shares online at pimco.com/InstitutionalAccountAccess. Contact your financial firm for information on purchasing additional I-2 or I-3 shares.

■

Other Purchase Information. Purchases of the Fund's Institutional Class, I-2 and I-3 shares will be made in full and fractional shares.

Purchasing Shares — Additional Information

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

In the interest of economy and convenience, certificates for shares will not be issued.

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PIMCO Funds

Redeeming Shares — Class A and Class C

You can redeem (sell) Class A or Class C shares of the Fund in the following ways:

■

Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

■

Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Class A and Class C shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

■

Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request, you must send the following items to the PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294:

1.

a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

2.

for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Validation" below;

3.

any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

4.

any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 888.87.PIMCO before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request if they are held in "street name" accounts—you must redeem through your financial firm.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Validation" below.

The SAI describes a number of additional ways you can redeem your shares, including:

■

Telephone requests to the Transfer Agent

■

Online Account Access

■

Expedited wire transfers

■

Automatic Withdrawal Plan

■

Automated Clearing House (ACH) Network

Unless you specifically elect otherwise, your initial Account Application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and ACH privileges, you must specifically elect the particular option on your Account Application and satisfy certain other requirements. The SAI describes each of these options and provides additional information about selling shares.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial firm, that firm may charge you a commission or other fee for processing your redemption request.

Redeeming Shares — Institutional Class

■

Redemptions in Writing. Investors may redeem (sell) Institutional Class shares by sending a facsimile, written request or e-mail as follows:

Facsimile: 816.421.2861
Regular Mail:
    PIMCO Funds
    P.O. Box 219024
    Kansas City, MO 64121-9024

Overnight Mail:
    PIMCO Funds
    c/o DST Asset Manager Solutions, Inc.
    430 W. 7th Street, STE 219024
    Kansas City, MO 64105-1407
E-mail: piprocess@dstsystems.com

The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed or made by an Authorized Person.

Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions as a procedure designed to confirm that instructions are genuine.

24	PROSPECTUS | PIMCO FUNDS

Prospectus

All redemptions, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares — Additional Information."

■

Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Institutional Class shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing him or herself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that shareholders will be unable to redeem their shares by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares — Additional Information."

An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a letter of instruction signed by an Authorized Signer. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier. Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Redemptions Online

An investor may redeem Institutional Class shares through their account online. To access your online account, please log onto pimco.com/InstitutionalAccountAccess and enter your account information and personal identification data.

Redeeming Shares — I-2 and I-3

An investor may redeem (sell) I-2 or I-3 shares through the investor's financial firm.  Investors do not pay any fees or other charges to the Trust when selling I-2 or I-3 shares.  Please contact the financial firm for details.

A financial firm is obligated to transmit an investor's redemption orders to the Transfer Agent promptly and is responsible for ensuring that a redemption request is in proper form. The financial firm will be responsible for furnishing all necessary documentation to the Transfer Agent and may charge for its services.

Redeeming Shares — Additional Information

Redemptions of all Classes of Fund shares may be made on any day the New York Stock Exchange ("NYSE") is open, but may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

In addition, a temporary hold may be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term "Specified Adult" refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Following the receipt of a redemption request, redemption proceeds will normally be mailed to the redeeming shareholder within three calendar days or, in the case of wire transfer or ACH redemptions, will normally be sent to the designated bank account within one business day. Institutional Class shareholders may only receive redemption proceeds via wire transfer or ACH redemptions. ACH redemptions may be received by the bank on the second or third business day following a redemption request, but in either case may take up to seven days. In cases where shares have recently been purchased by personal check (Class A or Class C shareholders only), redemption proceeds may be withheld until the check has been collected, which may take up to 10 calendar days. To avoid such withholding, investors in Class A or Class C shares should purchase shares by certified or bank check or by wire transfer.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	25

PIMCO Funds

the minimum number of Authorized Persons designated on the completed Account Application that are required to effect a redemption, and accompanied by a signature validation, as determined in accordance with the Trust's procedures, as more fully described below.

Retirement plan sponsors, participant recordkeeping organizations and other financial firms may also impose their own restrictions, limitations or fees in connection with transactions in the Fund's shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees that are imposed in connection with transactions in Fund shares.

In order to meet redemption requests, the Fund typically expects to use a combination of sales of portfolio assets, holdings of cash and cash equivalents (including cash flows into the fund) and financing transactions (such as reverse repurchase agreements).These methods of meeting redemption requests are expected to be used regularly. The Fund reserves the right to use other types of borrowings and interfund lending.The use of borrowings (such as a line of credit) and interfund lending in order to meet redemption requests is typically expected to be used only during stressed market conditions, if at all. See "Characteristics and Risks of Securities and Investment Techniques—Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings" and the SAI for more information. The Fund's use of redemptions in kind is discussed below.

Redemptions In Kind

The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash, which may be in the form of a pro-rata slice of the Fund's portfolio (potentially with certain exclusions and modifications), individual securities or a representative basket of securities, in each case, subject to the Trust's in-kind redemption procedures and related regulatory guidance. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature Validation" below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Validation

When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. When a Medallion signature guarantee or SVP stamp is required, signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program or providing SVP stamps may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact the Transfer Agent for additional details regarding the Fund's signature validation requirements.  In addition, PIMCO or the Transfer Agent may reject a Medallion signature guarantee or SVP stamp.

In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application to effect transactions for the organization.

Minimum Account Size

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.

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Class A and Class C.  Investors should maintain an account balance in the Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor's balance for the Fund remains below the minimum for three months or longer, the Trust reserves the right (except in the case of employer-sponsored retirement accounts) to redeem an investor's remaining shares and close the Fund account. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator's policies applies. An investor will receive advance notice of the Trust's intention to redeem the investor's shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

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Institutional Class. If, at any time, an investor's shares in an account do not have a value of at least $100,000 due to redemption by the investor, the Trust reserves the right to redeem an investor's remaining shares and close the Fund account. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator's policies applies. An investor will receive advance notice of the Trust's intention to redeem the investor's shares and

26	PROSPECTUS | PIMCO FUNDS

Prospectus

close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund's prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by the Trust. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

Exchanging Shares

You may exchange shares of the Fund for the same class of shares of any other fund of the Trust or a fund of PIMCO Equity Series that offers the same class of shares, subject to any restriction on exchanges set forth in the applicable Fund's prospectus. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.

Exchanges of Class A and Class C shares are subject to an initial $1,000 minimum (and subsequent $50 minimum) for the Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Automatic Exchange Plan.

An exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this prospectus and "Taxation" in the SAI.

Eligible investors who maintain their account directly with the Fund may submit a request to exchange Fund shares by accessing their account online.  Eligible direct investors in Class A and Class C shares may access their online account via pimco.com/MyAccountAccess.  Eligible direct investors in Institutional shares may access their online account via pimco.com/InstitutionalAccountAccess.

If you maintain your Class A or Class C account with the Trust, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or by calling the Fund at 888.87.PIMCO. Exchanges of an amount of $10 million or more must be submitted in writing by an Authorized Person. If you maintain your Institutional Class shares with the Trust, you may exchange shares by following the redemption procedures for those classes above. If you maintain Class A, Class C, Institutional Class, I-2 or I-3 shares through an intermediary, please contact the intermediary to conduct your transactions.

Shares of one class of the Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge and other rules, as described in the SAI.  If I-2 or I-3 shares are exchanged for Class A shares, a Class A sales charge will not apply.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect the Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A and Class C shares.

The SAI provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the SAI free of charge from the Fund by written request to the address above, by visiting pimco.com or by calling 888.87.PIMCO.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations

A purchase order received by the Trust or its designee prior to the NYSE Close, on a day the Trust is open for business, together with payment made in one of the ways described above, will be effected at that day's NAV plus any applicable sales charge. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Trust is "open for business" on each day the NYSE is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate the Fund's NAV, in accordance with applicable law.

The Fund reserves the right to close if the primary trading markets of the Fund's portfolio instruments are closed and the Fund's management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders will be accepted only on days which the Trust is open for business.

A redemption order received by the Trust or its designee prior to the NYSE Close on a day the Trust is open for business, is effective on that day (unless a specific subsequent trade date is provided). A redemption order received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee, minus any applicable sales charge. However, orders received by certain broker-dealers and other financial firms on a business day prior to the NYSE Close and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected on the business day the order was received by the financial firm. The request must properly identify all relevant information such as trade date, account name, account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.

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PIMCO Funds

The Trust and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund shares, including with respect to one or more share classes of a Fund. The Trust or the Distributor may reject an order for purchase of Fund shares for any reason or no reason. The sale of shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect the Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Fund as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as "market timing." However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

Certain of the Fund's investment strategies may expose the Fund to risks associated with market timing activities. For example, since the Fund may invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund's non-U.S. portfolio securities and the determination of the Fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Fund's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

Except as identified below to discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Fund and its shareholders. Such activities may have a detrimental effect on the Fund and its shareholders. For example, depending upon various factors such as the size of the Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Trust's investments, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of the Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of the Fund's portfolio securities. See "How Fund Shares Are Priced" below for more information.

Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price and may also monitor for any attempts to improperly avoid the imposition of a redemption fee. Notice of such restrictions, if any, will vary according to the particular circumstances. The Trust does not monitor the PIMCO Funds of Funds (as defined below) for purposes of detecting frequent or short-term trading practices with respect to shares of the Fund.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Fund.

Verification of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account:

1.

Name;

2.

Date of birth (for individuals);

3.

Residential or business street address; and

4.

Social security number, taxpayer identification number, or other identifying number.

28	PROSPECTUS | PIMCO FUNDS

Prospectus

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

How Fund Shares Are Priced

The price of the Fund's shares is based on the Fund's NAV. The NAV of the Fund's, or each of its share classes, as applicable, is determined by dividing the total value of the Fund's portfolio investments and other assets attributable to the Fund or that class, less any liabilities, by the total number of shares outstanding of the Fund or that class.

On each day that the NYSE is open, Fund shares are ordinarily valued as of the NYSE Close. Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, "Pricing Services"). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies (other than exchange-traded funds), the Fund's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument ("zero trigger") between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund's portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	29

PIMCO Funds

unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services' prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund's use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Abusive Trading Practices."

Under certain circumstances, the per share NAV of a class of the Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

Fund Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. The Fund intends to declare income dividends and distribute them quarterly to shareholders of record.

In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

The Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Account Application, by phone, or by submitting a written request, signed by an Authorized Person, indicating the account name, account number, name of Fund and share class. A shareholder may elect to invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Funds which offers that class of shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.

Shares Purchased by Wire: Dividends will begin to accrue the business day following the day the order is effected or such later date as agreed with the Trust.

Shares Purchased by Check or ACH: The order will be effected at that day's NAV, but dividends will not begin to accrue until the following business day.

If a purchase order is placed through a broker, dealer or other financial firms authorized to settle through the National Securities Clearing Corporation (the "NSCC"), the purchase order will begin accruing dividends the business day following the NSCC settlement date or as agreed upon and as allowed by applicable law.

A Class A or Class C shareholder may choose from the following distribution options:

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Reinvest all distributions in additional shares of the same class of the Fund at NAV. You should contact your financial firm (if shares are held through a financial firm) or the Fund's Transfer Agent (if shares are held through a direct account) for details. You do not pay any sales charges on shares received through the reinvestment of Fund distributions.  This will be done unless you elect another option.

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Invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Equity Series which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

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Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). If the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

30	PROSPECTUS | PIMCO FUNDS

Prospectus

The financial service firm may offer additional distribution reinvestment programs or options. Please contact the firm for details.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive.

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Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on taxable Fund distributions of taxable income or capital gains whether they are paid in cash or reinvested in additional shares of the Fund. For federal income tax purposes, taxable Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund taxable dividends (i.e., distributions of investment income) are generally taxable to shareholders as ordinary income. A portion of distributions may be qualified dividends taxable at lower rates for individual shareholders. However, in light of the investment strategies of the Fund, it is not anticipated that a significant portion of the dividends paid by the Fund will be eligible to be reported as qualified dividends. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of the Fund's distributions.  In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes.  See "Returns of Capital" below.

Taxable Fund distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of the Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

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Taxes on Redemption or Exchanges of Shares. You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of the Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

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Returns of Capital. If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

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Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

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Important Tax Reporting Considerations. Your financial intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to automatic withdrawals made after January 1, 2012 or conducted via an automatic withdrawal plan.

If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

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A Note on the Fund. One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund is not qualifying income under Subchapter M of the Code. As such, the Fund's ability to utilize commodity-linked swaps, as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may

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be considered qualifying income under the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will constitute qualifying income. The Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and perhaps through commodity-linked notes.

Under IRS regulations, income derived from a controlled foreign corporation will be considered qualifying income if a Fund's investment in the subsidiary is derived with respect to the Fund's business of investing in securities. An IRS revenue procedure states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a "security" under the 1940 Act. There can be no assurance that the IRS will not change its position with respect to some or all of these conclusions or that future legislation will not adversely impact the tax treatment of the Fund's commodity-linked investments. If the IRS were to change or reverse its position, or if future legislation adversely affected the tax treatment of the Fund's commodity-linked investments, there would likely be a significant adverse impact on the Fund, including the possibility of failing to qualify as a regulated investment company. If the Fund did not qualify as a regulated investment company for any taxable year, its taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed.

Furthermore, the tax treatment of the Fund's investment in the Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund's taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in this Prospectus.

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Backup Withholding. The Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

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Foreign Withholding Taxes. The Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund's total return on those securities would be decreased. The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

Foreign shareholders may be subject to U.S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Fund. Additionally, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see "Taxation" in the SAI for additional information regarding the tax aspects of investing in the Fund.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Fund described under "Fund Summary" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Fund from time to time.

Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. As with any mutual fund, investors in the Fund rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Because the Fund may invest a portion of its assets in the Subsidiary, which may hold some of the investments described in this prospectus, the Fund may be indirectly exposed to the risks associated with those investments. With respect to its investments, the Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and the Subsidiary may

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test for compliance with certain investment restrictions on a consolidated basis, except that with respect to their investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Fund.

Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different portfolio management team or strategy, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Significant shareholder purchases and redemptions may adversely impact the Fund's portfolio management. For example, the Fund may be forced to sell a comparatively large portion of its portfolio to meet significant shareholder redemptions, or hold a comparatively large portion of its portfolio in cash due to significant shareholder purchases, in each case when the Fund otherwise would not seek to do so. Such shareholder transactions may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund's transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause the Fund to perform differently than intended. Similarly, significant shareholder purchases may adversely affect the Fund's performance to the extent the Fund is delayed in investing new cash and, as a result, holds a proportionally larger cash position than under ordinary circumstances and such impact may be heightened in funds of funds. While such risks may apply to Funds of any size, such risks are heightened in Funds with fewer assets under management. In addition, new Funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.

More generally, the Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Such large shareholders include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Large shareholder transactions may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions may also cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund's portfolio. Such transactions may also increase the Fund's transaction costs, decrease economies of scale, accelerate the realization of taxable income, or otherwise cause the Fund to perform differently than intended. While large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Fund.

Certain PIMCO Funds (the "PIMCO Funds of Funds") invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, which is defined to include the Fund.  In some cases, the PIMCO Funds of Funds and certain funds managed by investment advisers affiliated with PIMCO ("Affiliated Funds of Funds") may be the predominant or sole shareholders of a particular Underlying PIMCO Fund, including the Fund.  Investment decisions made with respect to the PIMCO Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds, including the Fund, with respect to the expenses and investment performance of the Underlying PIMCO Funds.  For instance, large purchases or redemptions of shares of an Underlying PIMCO Fund by the PIMCO Funds of Funds and Affiliated Funds of Funds, whether as part of a reallocation or rebalancing strategy or otherwise, may result in the Underlying PIMCO Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund's transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. Additionally, as the PIMCO Funds of Funds and Affiliated Funds of Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, the Underlying PIMCO Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the Underlying PIMCO Funds investment flexibility.

Investment Selection

In selecting securities for the Fund, PIMCO utilizes proprietary quantitative models that seek to identify persistent price trends observed in global financial markets and commodities. When applying the models to security selection, PIMCO considers various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors may include, but are not limited to, trends in interest rates, currency exchange rates and the economy, credit and call risks, inflation rates, market technical trends and government policies. The proportion of the Fund's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) generally varies based on the positions identified by the proprietary models, although PIMCO also retains discretion over the final target asset allocation and the implementation of the target asset allocation. There is no guarantee that PIMCO's use of a proprietary quantitative model will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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bank capital and trust preferred securities;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Fund, to the extent permitted by the 1940 Act, or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Fund's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs.  Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. Under the direction of the Federal Housing Finance Agency, FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the "Single Security Initiative") that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Municipal Bonds

Municipal Bonds are generally issued by states, territories, possessions and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk, uncertainties related to the tax status of a Municipal Bond or the rights of investors invested in these securities. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade. The value of certain municipal securities, in particular general obligation debt, may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, changes in accounting standards and by the phasing out of federal programs providing financial support. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. The types of Municipal Bonds in which the Fund may invest include municipal lease obligations, municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Fund may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds.

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Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by the Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded Municipal Bonds held by the Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if the Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Fund may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. The Fund's investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond the Fund's control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. The Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.

In December 2013, regulators finalized rules implementing Section 619 (the "Volcker Rule") and Section 941 (the "Risk Retention Rules") of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund ("covered fund"), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule's compliance date, which was July 21, 2017.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. See "Extension Risk" and "Prepayment Risk" below. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

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Extension Risk. Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

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Prepayment Risk. Mortgage-related and other asset-backed securities are subject to Prepayment Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and

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a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. The Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.

The Fund may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. The Fund may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

The Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower's obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Reinvestment

The Fund may be subject to the risk that the returns of the Fund will decline during periods of falling interest rates because the Fund may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates below the Fund's current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the Fund's portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by the Fund from its investments is likely to have an adverse effect on the Fund's NAV, yield and total return.

Focused Investment

To the extent that the Fund focuses its investments in a particular sector, the Fund may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.

Volatility

The Fund may invest in volatility-related instruments, including, but not limited to, futures on volatility-related indices. Volatility measures the variability in the price of an investment over time. A higher volatility level signifies an investment's value may fluctuate over a larger range within a short period of time, either up or down. A lower volatility level means an investment's value is more likely to change within a narrower range, or less frequently, over time. The more volatile the portfolio holdings of the Fund, the less predictable the returns for the Fund. Higher volatility levels may indicate heightened risk of losses.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield and distressed company securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities and debt securities of distressed companies may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. The Fund may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect

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to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.

Conversely, floating rate securities will not generally increase in value if interest rates decline. The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. Additionally, a Fund may also invest, without limitation, in residual interest bonds. Residual interest bonds are a type of inverse floater. See "Municipal Bonds."

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as "iSTRIPS"). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation-indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

The Fund may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Fund to certain unanticipated risks including counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

The Fund may invest in convertible securities and equity securities, as well as securities related to equities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. Convertible securities are generally preferred securities and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

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PIMCO Funds

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred and other senior securities generally entitle the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. In addition, preferred and other senior securities often have special redemption rights allowing issuers to redeem such securities at par earlier than scheduled. If these rights are exercised, the Fund may have to reinvest proceeds in less attractive securities.

Among other risks described in this Prospectus, the following issues are particularly associated with investments in preferred and other senior securities.

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Deferral and Omission of Distributions. Preferred and other senior securities may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for the Fund.

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Limited Voting Rights. Preferred and other senior securities generally do not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time.

In the future, preferred or other senior securities may be offered with features different from those described above, and as such, may entail different risks. Over longer periods of time, certain types of preferred or other senior securities may become more scarce or less liquid as a result of legislative changes. Such events may result in losses to the Fund as the prices of securities it holds may be negatively affected. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred or senior securities.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, the Fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred security or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred security or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

The Fund may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. The Fund's investments in foreign (non-U.S.) securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. company's securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the "country of exposure" of such instrument is a non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case

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of underlying assets that are commercial paper or certificates of deposit, if the "country of exposure" of such money market instrument is a non-U.S. country). A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer.

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Investors should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Fund also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. The Fund may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument's "country of exposure" is an emerging market country. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced

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mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies

Direct investments in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

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Foreign Currency Transactions. The Fund may invest in securities denominated in foreign (non-U.S.) currencies, engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund's ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.

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Redenomination. Continuing uncertainty as to the status of the euro and the European Monetary Union (the "EMU") has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets and on the values of the Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to currency risk, liquidity risk and risk of improper valuation to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

There can be no assurance that if the Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw the Fund's investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

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Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

The Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. The Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Fund.

The Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities. The Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund's total assets. In addition, the Fund may borrow from certain other PIMCO funds in inter-fund lending transactions to the extent permitted by an exemptive order from the SEC.

Derivatives

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). The Fund may invest some or all of its assets in derivative instruments, subject to the Fund's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. A description of these and other derivative instruments that the Fund may use are described under "Investment Objectives and Policies" in the SAI.

The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund's exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund's investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.

CPI Swap. A CPI swap is a fixed maturity, over-the-counter derivative transaction in which the investor receives the "realized" rate of inflation as measured by the Consumer Price Index for All Urban Consumers ("CPI") over the life of the swap. The investor in turn pays a fixed annualized rate over the life of the swap. This fixed rate is often referred to as the "breakeven inflation" rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are typically in "bullet" format, where all cash flows are exchanged at maturity. In addition to counterparty risk, CPI swaps are also subject to inflation risk, where the swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of certain derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, a short position in a credit default swap could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the

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Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain the Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund's derivative transactions, or impede the employment of the Fund's derivatives strategies, or adversely affect the Fund's performance.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track.  For example, a swap agreement on an exchange-traded fund would not correlate perfectly with the index upon which the exchange-traded fund is based because the fund's return is net of fees and expenses. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, the Fund seeks to achieve its investment objective, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Fund are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a Fund, or derivatives or other strategies used by a Fund, from achieving a desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the NAV of Fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests; (iv) a Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

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A Note on the Fund. In light of certain revenue rulings and private letter rulings issued by the IRS, as discussed above under "Tax Consequences—A Note on the Fund," the Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the Subsidiary (as discussed below). The Fund may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities and commodities futures contracts. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities, subset of commodities futures contracts or commodity index.

These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity

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of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

The Fund may also invest in other commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract, a subset of commodities, a subset of commodities futures contracts or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Options transactions may be effected on exchanges or in the OTC market. When OTC options are purchased, the Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. OTC options also may include options on baskets of specific securities.

Many swap transactions are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is often no central exchange for swap transactions and therefore they can be less liquid investments than exchange-traded instruments. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as "swaps." The CFTC has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phased-in basis. The investment adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Fund's ability to enter into swap agreements.

As described below under "Characteristics and Risks of Securities and Investment Techniques—Investments in a Wholly-Owned Subsidiary," the Fund may gain exposure to commodity markets by investing in the Subsidiary. It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments.

The IRS issued a revenue ruling that limits the extent to which the Fund may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these commodity-linked derivatives generally without limitation. See "Tax Consequences—A Note on the Fund" above for further information.

Investments in a Wholly Owned Subsidiary

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of the Subchapter M of the Code and IRS revenue rulings, as discussed above under "Tax Consequences-A Note on the Fund."

It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of cash equivalent securities and/or other Fixed Income Instruments. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Fund's investment in its Subsidiary will likely increase. The Subsidiary will also invest in cash equivalent securities and Fixed Income Instruments, which are intended to serve as margin or collateral for the Subsidiary's derivatives position, common and preferred securities as well as convertible securities of issuers in commodity-related industries, collateralized debt obligations, event-linked bonds and event-linked swaps. To the extent that the Fund invests in its Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this prospectus.

While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. Changes in the laws of the United States and/or the Cayman Islands could adversely affect the performance of the Fund and/or the Subsidiary and result in the Fund underperforming its benchmark index.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund's other assets will decline in value. Therefore, these transactions

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	43

PIMCO Funds

may result in a form of leverage and increase the Fund's overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or "earmarked" to cover these positions. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, the Fund will incur a loss if the security's price appreciates in value such that the security's price is above the agreed-upon price on the settlement date.

Investment in Other Investment Companies

The Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. The limitation described in the foregoing sentence shall not apply to the Fund's investments in the Subsidiary.

The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, the Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.

The Fund may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, and certain other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, the Fund may, in the future, elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Short Sales

The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. When making a short sale (other than a "short sale against the box"), the Fund must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. The Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Investments

The Fund may invest up to 15% of its net assets (taken at the time of investment) in illiquid investments that are assets. Certain illiquid investments may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid investments, and transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. The term "illiquid investments" for this purpose means investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid (i.e., classified by the Fund in a liquidity category other than "illiquid" pursuant to the Fund's liquidity risk management procedures), although they may be relatively less liquid than registered securities traded on established secondary markets. Additional discussion of illiquid investments and related regulatory limits and requirements is available under "Investment Objectives and Policies" in the SAI.

Loans of Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the SAI for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan. Cash collateral received by the Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Fund bears the risk of such investments.

44	PROSPECTUS | PIMCO FUNDS

Prospectus

Portfolio Turnover

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." When the portfolio managers deem it appropriate and particularly during periods of volatile market movements, the Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Fund's portfolio) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance. Please see the Fund's "Fund Summary—Portfolio Turnover" or the "Financial Highlights" in this prospectus for the portfolio turnover rate of the Fund.

Temporary Defensive Positions

For temporary defensive purposes, the Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Fund engages in such strategies, it may not achieve its investment objective.

From time to time, as the prevailing market and interest rate environments warrant, and at the discretion of its portfolio manager, some portion of the Fund's total net assets may be uninvested. In such cases, Fund assets will be held in cash in the Fund's custody account. Cash assets are generally not income-generating and would impact the Fund's performance.

Changes in Investment Objectives and Policies

The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated, all other investment policies of the Fund may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of the purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

The Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines, in its sole discretion, that the security is of comparable quality to a rated security that the Fund may purchase. In making ratings determinations, PIMCO may take into account different factors than those taken into account by ratings agencies, and PIMCO's rating of a security may differ from the rating that a rating agency may have given the same security. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Fund.

Cyber Security

As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund's digital information systems (e.g., through "hacking" or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Fund's third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund's investment to lose value.

Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund's ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	45

PIMCO Funds

other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

46	PROSPECTUS | PIMCO FUNDS

Prospectus

Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class, I-2, I-3, Class A and Class C shares of the Fund for the last five fiscal years or, if shorter, the period since the Fund or a class commenced operations.  Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Trust's annual report to shareholders.  The annual report is available free of charge by calling the Trust at the phone number on the back of this prospectus.  The annual report is also available for download free of charge on the Trust's Web site at pimco.com.

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate
Institutional Class
03/31/2019	$9.53	$0.13	$0.28	$0.41	$(0.07)	$0.00	$0.00	$(0.07)	$9.87	4.27%	$494,751	1.26%	1.62%	1.22%	1.58%	1.33%	30%
03/31/2018	9.36	0.07	0.12	0.19	0.00	0.00	(0.02)	(0.02)	9.53	2.08	352,415	1.17	1.56	1.15	1.54	0.69	58
03/31/2017	9.83	0.00	(0.47)	(0.47)	0.00	0.00	0.00	0.00	9.36	(4.78)	224,976	1.16	1.52	1.15	1.51	0.01	69
03/31/2016	11.18	(0.03)	(0.58)	(0.61)	(0.67)	(0.07)	0.00	(0.74)	9.83	(5.15)	240,075	1.15	1.46	1.15	1.46	(0.33)	49
03/31/2015	10.16	(0.06)	2.21	2.15	(0.80)	(0.33)	0.00	(1.13)	11.18	21.53	417,166	1.15	1.40	1.15	1.40	(0.40)	40
I-2
03/31/2019	$9.51	$0.12	$0.29	$0.41	$(0.06)	$0.00	$0.00	$(0.06)	$9.86	4.29%	$2,615	1.36%	1.72%	1.32%	1.68%	1.22%	30%
03/31/2018	9.36	0.06	0.11	0.17	0.00	0.00	(0.02)	(0.02)	9.51	1.81	1,882	1.27	1.66	1.25	1.64	0.59	58
03/31/2017	9.84	(0.01)	(0.47)	(0.48)	0.00	0.00	0.00	0.00	9.36	(4.88)	1,147	1.26	1.62	1.25	1.61	(0.08)	69
03/31/2016	11.16	(0.06)	(0.57)	(0.63)	(0.62)	(0.07)	0.00	(0.69)	9.84	(5.32)	1,101	1.25	1.56	1.25	1.56	(0.55)	49
03/31/2015	10.16	0.64	1.48	2.12	(0.79)	(0.33)	0.00	(1.12)	11.16	21.32	8,677	1.25	1.50	1.25	1.50	1.18	40
I-3
04/27/2018 - 03/31/2019	$9.40	$0.12	$0.41	$0.53	$(0.06)	$0.00	$0.00	$(0.06)	$9.87	5.63%	$7,900	1.41 *%	1.82 *%	1.37 *%	1.78 *%	1.36 *%	30%
Class A
03/31/2019	$9.44	$0.09	$0.28	$0.37	$(0.03)	$0.00	$0.00	$(0.03)	$9.78	3.93%	$52,416	1.66%	2.02%	1.62%	1.98%	0.92%	30%
03/31/2018	9.30	0.03	0.12	0.15	0.00	0.00	(0.01)	(0.01)	9.44	1.56	57,500	1.57	1.96	1.55	1.94	0.30	58
03/31/2017	9.80	(0.04)	(0.46)	(0.50)	0.00	0.00	0.00	0.00	9.30	(5.10)	5,537	1.56	1.92	1.55	1.91	(0.39)	69
03/31/2016	11.15	(0.08)	(0.57)	(0.65)	(0.63)	(0.07)	0.00	(0.70)	9.80	(5.54)	9,798	1.55	1.86	1.55	1.86	(0.78)	49
03/31/2015	10.16	0.58	1.52	2.10	(0.78)	(0.33)	0.00	(1.11)	11.15	21.09	23,215	1.55	1.80	1.55	1.80	1.12	40
Class C
03/31/2019	$9.22	$0.01	$0.29	$0.30	$(0.01)	$0.00	$0.00	$(0.01)	$9.51	3.20%	$1,454	2.41%	2.77%	2.37%	2.73%	0.14%	30%
03/31/2018	9.15	(0.04)	0.11	0.07	0.00	0.00	(0.00)	(0.00)	9.22	0.77	2,464	2.32	2.71	2.30	2.69	(0.47)	58
03/31/2017	9.71	(0.11)	(0.45)	(0.56)	0.00	0.00	0.00	0.00	9.15	(5.77)	3,338	2.31	2.67	2.30	2.66	(1.14)	69
03/31/2016	11.07	(0.16)	(0.56)	(0.72)	(0.57)	(0.07)	0.00	(0.64)	9.71	(6.26)	4,590	2.30	2.61	2.30	2.61	(1.55)	49
03/31/2015	10.14	0.20	1.81	2.01	(0.75)	(0.33)	0.00	(1.08)	11.07	20.15	8,288	2.30	2.55	2.30	2.55	0.57	40

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations.  See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	48-49

PIMCO Funds

Appendix A
Description of Securities Ratings

The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, Standard & Poor's or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by Standard & Poor's or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, Standard & Poor's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Global Long-Term Rating Scale

Ratings assigned on Moody's global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporations, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Medium-Term Note Program Ratings

Moody's assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody's assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Global Short-Term Rating Scale
Ratings assigned on Moody's global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

A-1	PROSPECTUS | PIMCO FUNDS

Prospectus

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

National Scale Long-Term Ratings

Moody's long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody's assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.

Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.

Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.

National Scale Short-Term Ratings
Moody's short-term NSRs are opinions of the ability of issuers in a given country, relative to other domestic issuers, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody's global ratings.

There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.

In each specific country, the first two letters indicate the country in which the issuer is located (e.g., BR-1 through BR-4 for Brazil).

N-1: Issuers rated N-1 have the strongest ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-2: Issuers rated N-2 have an above average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-3: Issuers rated N-3 have an average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-4: Issuers rated N-4 have a below average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa. National scale short-term ratings of AR-5 and AR-6 may also be applied to Argentine obligations.

Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	A-2

PIMCO Funds

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' ("S&P") analysis of the following considerations:

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Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;

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Nature and provisions of the financial obligation and the promise S&P imputes; and

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Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely weaken the obligor's capacity to meet its financial commitments on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated ‘BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The ‘CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D' if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested and there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from ‘AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated

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Prospectus

with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capcity to meet its financial commitments on the obligation.

B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D' if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+' or ‘A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+').

Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L: Ratings qualified with ‘L' apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim: Preliminary ratings, with the ‘prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

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Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

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Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

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Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

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Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

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A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (no longer applied or outstanding)

*:This symbol that indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the

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PIMCO Funds

long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer's bonds were deemed taxable. Discontinued use in January 2001.

G: The letter 'G' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer's published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer's management and therefore, could have been based on less comprehensive information than ratings without a 'pi' suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd's Syndicate Assessments.

pr: The letters ‘pr' indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A ‘q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r' modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P discontinued the use of the ‘r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch Ratings

Long-Term Credit Ratings
Investment Grade
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings ("IDRs"). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity's relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. ‘AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. ‘BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk.

CC: Very high levels of credit risk.

C: Near default.

A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C' category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
or

c. the formal announcement by the issuer or their agent of a distressed debt exchange;

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted default. ‘RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

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Prospectus

d. ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. For example, the rating category 'AA' has three notch-specific rating levels ('AA+'; 'AA'; 'AA-'; each a rating level). Such suffixes are not added to the ‘AAA' rating and ratings below the 'CCC' category.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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PIMCO Funds

Appendix B
Financial Firm-Specific Sales Charge Waivers and Discounts

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial firm, investors will have to purchase shares directly from the Fund (or the Distributor) or through another financial firm to receive such waivers or discounts.

The following descriptions of sales charge waivers and discounts for a particular financial firm and class(es) of shares set forth information provided by the financial firm that the firm has represented is current as of the date of this prospectus. These waivers or discounts, which may vary from those disclosed elsewhere in the prospectus, are subject to change. The Fund will update this Appendix periodically based on information provided by the applicable financial firm. Neither the Fund, the Investment Adviser nor PIMCO Investments LLC supervises the implementation of these waivers or discounts or verifies the firms' administration of these waivers or discounts.

In all instances, it is an investor's responsibility to notify the financial firm of any facts that may qualify the investor for sales charge waivers or discounts. Please contact your financial firm for more information regarding the sales charge waivers and discounts available to you and the firm's related policies and procedures.

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund's prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares of Funds purchased through the Merrill Edge Self-Directed platform

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in the this prospectus

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a certain fee based account or platform (applicable to A and C shares only)

Class A shares sold as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Fund's prospectus or SAI:

Front-end Sales Load Waivers on Class A Shares available at Ameriprise Financial

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Prospectus

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial's platform (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,  401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's prospectus or SAI. For more information regarding the waivers described below, as well as other information regarding mutual fund fees, please see the "Mutual Fund Features, Share Classes and Compensation" brochure available on the Morgan Stanley Wealth Management website.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules.
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
Shares purchased through a Morgan Stanley self-directed brokerage account.

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management's share class conversion program.

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity's affiliates ("Raymond James") platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end sales load waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James and their family members as designated by Raymond James.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class as determined by Raymond James) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and the procedures of Raymond James. More information regarding mutual fund shares purchased through a Raymond James platform or account, including the conversion described above, can be found in the Mutual Fund Investing disclosures available on the Raymond James website.

CDSC Waivers on Class A and C Shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund's prospectus or SAI.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.
Front-end Load Discounts available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus.

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Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Beginning on or after May 1, 2020, shareholders purchasing Fund shares through an Edward D. Jones & Co. ("Edward Jones") commission or fee-based platform are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund's prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Edward Jones

Shares purchased or exchanged by associates of Edward Jones and its affiliates and their family members who have accounts grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups," as determined by Edward Jones under its policies and procedures).  This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good standing and remains eligible consistent with Edward Jones' policies.

Shares purchased through an Edward Jones fee-based program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

Shares purchased from the proceeds of redeemed shares of the same fund family, provided (1) the proceeds are from the sale of shares within 60 days of the purchase, and (2) the sale and purchase are made in the same share class and the same account, or the purchase is made in an IRA with proceeds from liquidations in a non-retirement account

Shares exchanged into Class A shares from another share class so long as the exchange is into the same Fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

Exchanges from Class C shares to Class A shares of the same Fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones
CDSC Waivers on Class A and Class C Shares available at Edward Jones
Death or disability of the shareholder
Shares sold, in an amount that does not exceed 10% per year of the account value, as part of a systematic withdrawal plan as described in this prospectus
Return of excess contributions from an IRA.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable Internal Revenue Service regulations

Shares sold to pay Edward Jones fees or costs but only if the transaction is initiated by Edward Jones
Shares exchanged in an Edward Jones fee-based program
Shares acquired through net asset value reinstatement
Front-end Charge Discounts Available at Edward Jones: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts for the purchase of Class A shares, are determined by taking into account shares held in all share classes (except any money market funds and retirement plan share classes) of the mutual fund family held by a shareholder or others in the same pricing group. This includes all share classes held on the Edward Jones platform and/or held on another platform. Eligible fund family assets may be included in the ROA calculation only if the shareholder notifies his or her financial advisor of such assets at the time of calculation.

Letters of Intent (LOI), which allow for sales charge and breakpoint discounts based on intended purchases within a fund family, through Edward Jones, over a 13-month period from the date Edward Jones receives the LOI. Eligible fund family assets may be included in the LOI calculation only if the shareholder notifies his or her financial advisor of such assets at the time of calculation.

Other Important Information related to Edward Jones
Minimum Purchase Amounts ■ $250 initial purchase minimum ■ $50 subsequent purchase minimum

Edward Jones has the right to redeem at its discretion Fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in Edward Jones' policy:

■

A fee-based account held on an Edward Jones platform

■

A 529 account held on an Edward Jones platform

■

An account with an active systematic investment plan or LOI

At any time it deems necessary, Edward Jones has the authority to exchange at net asset value a shareholder's holdings in a Fund to Class A shares

Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC ("Janney") brokerage account, you will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

B-3	PROSPECTUS | PIMCO FUNDS

Prospectus

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same Fund pursuant to Janney's policies and procedures.
CDSC Waivers on Class A and C Shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation ("ROA"), and/or letters of intent
Breakpoints as described in the Fund's Prospectus.

ROA, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. ("OPCO") platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund's prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 plan
Shares purchased through an OPCO affiliated investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family)

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

A shareholder in the Fund's Class C shares purchased prior to July 1, 2015 will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO. More information regarding mutual fund shares purchased through an OPCO platform or account, including the conversion described above, can be found in the disclosures available on the OPCO website.

Employees and registered representatives of OPCO or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and C Shares available at OPCO
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code as described in the prospectus
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund's prospectus or the SAI

Front-End Sales Charge Waivers on Class A Shares available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same Fund
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird according to its policies and procedures

July 31, 2019 (as supplemented April 29, 2020) | PROSPECTUS	B-4

PIMCO Funds

Shares purchased from the proceeds of redemptions from a fund of the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

A shareholder in the Fund's Class C shares will have their share converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares available at Baird
Shares sold due to death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Shares bought due to returns of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund's prospectus

Shares sold to pay Baird fees but only if the transaction is initiated by Baird
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts available at Baird: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser's household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of the fund family through Baird, over a 13-month period of time

B-5	PROSPECTUS | PIMCO FUNDS

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT

DST Asset Manager Solutions, Inc.
Institutional Class, I-2, I-3 — 430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407
Class A, Class C — P.O. Box 219294, Kansas City, MO 64121-9294

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1900 K Street N.W., Washington, D.C. 20006

For further information about the PIMCO Funds, call 888.87.PIMCO or visit our Web site at pimco.com.

PIMCO FUNDS
650 Newport Center Drive
Newport Beach, CA 92660

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the Fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The Fund's annual report discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Fund. You can get a free copy of the SAI.

You may get free copies of any of these materials or request other information about the Fund by calling the Trust at 888.87.PIMCO (888.877.4626) or by writing to:

PIMCO Funds
650 Newport Center Drive
Newport Beach, CA 92660

Daily updates on the NAV of a Fund may be obtained by calling 1-888-87-PIMCO.

You may access reports and other information about the Trust on the EDGAR Database on the Commission's Web site at www.sec.gov. You may get copies of additional information about the Trust, including its SAI, with payment of a duplication fee, by e-mailing your request to publicinfo@sec.gov.

You can also visit our web site at pimco.com for additional information about the Fund, including the SAI and the annual and semi-annual reports, which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-05028	PF0009_042920